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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza,

Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor

11 Greenway Plaza,

Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/14

Item 1. Report to Stockholders.

Annual Report to Shareholders October 31, 2014

Invesco All Cap Market Neutral Fund

Nasdaq:
A: CPNAX ■ C: CPNCX ■ R: CPNRX ■ Y: CPNYX ■ R5: CPNFX ■ R6: CPNSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Fund Performance
8	Supplemental Information
9	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
22	Financial Highlights
23	Auditor's Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco All Cap Market Neutral Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

    Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco All Cap Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco All Cap Market Neutral Fund incepted on December 17, 2013. From the Fund’s inception to the end of the reporting period, the Fund outperformed the Citi US T-Bill 3 Month Index and the Lipper Alternative Equity Market Neutral Index, its broad market/style-specific and its peer group benchmarks, respectively. Stock selection added to total return in six of 10 sectors, led by health care and information technology (IT). The largest detractor from Fund results was stock selection in the energy sector.

    Additional performance information for your Fund appears later in this report.

Fund vs. Indexes

Cumulative total returns, 12/17/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.00%
Class C Shares	6.40
Class R Shares	6.80
Class Y Shares	7.20
Class R5 Shares	7.20
Class R6 Shares	7.20
Citi US T-Bill 3 Month Index‚ (Broad Market/Style-Specific Index)	0.03
Lipper Alternative Equity Market Neutral Index■ (Peer Group Index)	0.69

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy remained “good but not great” during the reporting period ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally led US equity markets higher during the reporting period.

    The reporting period began with renewed optimism after it became apparent that a two-week federal government shutdown had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013 despite the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014.

    The US stock market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings were generally resilient throughout the reporting period, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased market volatility.

    The Fund seeks to add value by capturing the performance spread between its long and short holdings. We implement this strategy by purchasing equity securities we believe are undervalued and selling short securities we believe are over-valued. The offsetting exposures of these securities (e.g. – industry, market capitalization, style) are intended to lead to beta1 neutrality at the Fund level.

    The Fund’s largest contributors to positive performance for the reporting period were stock selections in the IT, health care and industrials sectors. Within the IT sector, the Fund benefited from short positions in the semiconductor and communications equipment industries that performed poorly compared to industry peers.

    Within the health care sector, both long and short positions in pharmaceuticals, biotechnology and health care equipment aided Fund performance.

    In the industrials sector, the Fund benefited mostly from long positions in the capital goods and non-airline transportation industries.

    Stock selection in the energy sector detracted from Fund performance for the reporting period. The Fund was hampered by its long positions in both the oil and gas exploration and energy equipment industries.

Portfolio Composition
By sector, based on total value of securities held long

Health Care	20.9%
Information Technology	18.0
Energy	16.7
Consumer Discretionary	9.6
Industrials	4.0
Consumer Staples	3.3
Materials	2.9
Financials	2.1
Telecommunication Services	0.6
Utilities	0.1
Money Market Funds	21.8

Portfolio Composition
By sector, based on total value of securities sold short

Health Care	27.1%
Information Technology	22.0
Energy	19.6
Consumer Discretionary	13.8
Financials	5.6
Consumer Staples	4.9
Industrials	3.7
Materials	2.3
Telecommunication Services	1.0

Total Net Assets	$26.5 million

Total Number of Holdings*	278

Top Five Long Equity Holdings*
Based on total value of securities held long
1. Lannett Co., Inc.	1.5%
2. Tesoro Corp.	1.5
3. United States Steel Corp.	1.4
4. Pilgrim’s Pride Corp.	1.4
5. Marathon Petroleum Corp.	1.4

Top Five Short Equity Holdings*
Based on total value of securities sold short

1. Groupon, Inc.	1.7%
2. SolarCity Corp.	1.5
3. ViaSat, Inc.	1.4
4. Golar LNG Ltd.	1.4
5. Sanchez Energy Corp.	1.4

                                                                                    The Fund’s holdings are subject to change, and there is no assurance that the Fund will  continue to hold any particular security.

                                                                                    *Excluding money market fund holdings.

4 Invesco All Cap Market Neutral Fund

    In addition, short positions held in the media and automobile industries within the consumer discretionary sector hurt Fund performance for the reporting period. The retail industry struggled with both long and short positions detracting from Fund performance.

    At the end of the reporting period, the largest gross sector exposures were in the health care, IT, energy and consumer discretionary sectors.

    Please note that the Fund may utilize derivative instruments that include equity total return swaps or futures contracts to help implement its strategy. During the reporting period, the Fund did not utilize equity total return swaps or futures contracts.

    Thank you for your investment in Invesco All Cap Market Neutral Fund.

1	Beta is a measure of risk representing how a security is expected to respond to general market movements.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund.
He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund.
He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund.
He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund.
He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund.
He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Andrew Waisburd Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund. He joined Invesco in 2008.
Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5 Invesco All Cap Market Neutral Fund

Your Fund’s Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The Citi US T-Bill 3 Month Index is an unmanaged index representative of three-month Treasury bills.
■	The Lipper Alternative Equity Market Neutral Index is an unmanaged index considered representative of funds that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco All Cap Market Neutral Fund

Cumulative Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	1.13%

Class C Shares
Inception (12/17/13)	5.40%

Class R Shares
Inception (12/17/13)	6.80%

Class Y Shares
Inception (12/17/13)	7.20%

Class R5 Shares
Inception (12/17/13)	7.20%

Class R6 Shares
Inception (12/17/13)	7.20%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.11%, 4.86%, 4.36%, 3.86%, 3.86% and 3.86%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 5.79%, 6.54%, 6.04%, 5.54%, 5.43% and 5.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Cumulative Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	0.66%

Class C Shares
Inception (12/17/13)	5.00%

Class R Shares
Inception (12/17/13)	6.30%

Class Y Shares
Inception (12/17/13)	6.70%

Class R5 Shares
Inception (12/17/13)	6.80%

Class R6 Shares
Inception (12/17/13)	6.70%

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

7 Invesco All Cap Market Neutral Fund

Invesco All Cap Market Neutral Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategy.

■	Large capitalization company risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general U.S. stock market risk, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader U.S. equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies. Although the Fund seeks to provide a positive return, investors may lose money by investing in the Fund.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco All Cap Market Neutral Fund

Schedule of Investments(a)

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–92.35%
Aerospace & Defense–0.39%
Ducommun Inc.(b)	3,920	$103,527

Agricultural Products–0.16%
Archer-Daniels-Midland Co.(c)	910	42,770

Alternative Carriers–0.65%
Inteliquent, Inc.(c)	10,260	172,676

Aluminum–0.71%
Alcoa Inc.(c)	11,280	189,053

Apparel Retail–0.47%
Abercrombie & Fitch Co.–Class A	3,260	109,145
Guess?, Inc.(c)	700	15,519
		124,664

Auto Parts & Equipment–1.10%
China Automotive Systems, Inc. (China)	8,560	78,666
Tower International Inc.(b)(c)	8,780	213,354
		292,020

Biotechnology–14.08%
Acorda Therapeutics Inc.(b)(c)	7,090	246,874
Bluebird Bio, Inc.(b)(c)	7,720	324,163
Emergent Biosolutions, Inc.(b)(c)	9,060	204,937
Enanta Pharmaceuticals, Inc.(b)(c)	6,680	287,240
Epizyme, Inc.(b)(c)	11,180	296,606
Gilead Sciences, Inc.(b)	3,240	362,880
Medivation Inc.(b)(c)	3,140	331,898
Myriad Genetics, Inc.(b)(c)	6,670	263,398
Prothena Corp. PLC (Ireland)(b)(c)	6,840	150,001
Regeneron Pharmaceuticals, Inc.(b)	900	354,348
Repligen Corp.(b)(c)	11,740	296,083
Sangamo BioSciences, Inc.(b)(c)	20,900	253,726
United Therapeutics Corp.(b)	2,760	361,477
		3,733,631

Casinos & Gaming–0.59%
Isle of Capri Casinos, Inc.(b)(c)	16,910	125,641
Penn National Gaming, Inc.(b)	2,320	30,369
		156,010

Coal & Consumable Fuels–1.28%
Peabody Energy Corp.	32,580	339,809

Commercial Printing–1.07%
Deluxe Corp.	1,110	67,488
R. R. Donnelley & Sons Co.(c)	12,330	215,159
		282,647

Commodity Chemicals–0.85%
LyondellBasell Industries N.V.–Class A	2,460	225,410

	Shares	Value
Communications Equipment–3.60%
Black Box Corp.(c)	4,790	$105,332
Brocade Communications Systems, Inc.(c)	34,070	365,571
Cisco Systems, Inc.	14,980	366,561
Polycom, Inc.(b)	9,060	118,505
		955,969

Computer & Electronics Retail–2.38%
Best Buy Co., Inc.(c)	10,050	343,107
GameStop Corp.–Class A(c)	6,760	289,058
		632,165

Construction & Engineering–0.68%
Argan, Inc.	5,200	181,012

Construction Machinery & Heavy Trucks–0.61%
Caterpillar Inc.(c)	1,600	162,256

Consumer Electronics–1.56%
Harman International Industries, Inc.(c)	2,400	257,616
Skullcandy Inc.(b)	8,340	69,556
ZAGG Inc.(b)	12,850	86,352
		413,524

Consumer Finance–0.40%
Nelnet, Inc.–Class A(c)	2,250	107,078

Data Processing & Outsourced Services–1.42%
Computer Sciences Corp.	4,150	250,660
Information Services Group, Inc.(b)	11,670	49,364
Xerox Corp.	5,710	75,829
		375,853

Distillers & Vintners–0.32%
MGP Ingredients, Inc.	6,880	84,968

Diversified Metals & Mining–0.15%
U.S. Silica Holdings, Inc.	890	39,961

Electrical Components & Equipment–0.13%
SL Industries, Inc.(b)	740	33,300

Electronic Components–0.04%
Knowles Corp.(b)	490	9,535

Electronic Manufacturing Services–1.39%
Sanmina Corp.(b)	14,710	368,780

Gas Utilities–0.08%
New Jersey Resources Corp.	370	21,638

General Merchandise Stores–1.23%
Big Lots, Inc.(c)	7,130	325,484

Gold–0.34%
Gold Resource Corp.	22,960	89,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco All Cap Market Neutral Fund

	Shares	Value
Health Care Equipment–0.55%
Exactech, Inc.(b)	540	$11,502
Symmetry Medical Inc.(b)	13,510	133,749
		145,251

Health Care Facilities–1.09%
HCA Holdings, Inc.(b)	3,090	216,454
Skilled Healthcare Group Inc.–Class A(b)	10,430	72,280
		288,734

Health Care Services–1.20%
Addus HomeCare Corp.(b)(c)	2,040	40,535
Alliance HealthCare Services, Inc.(b)(c)	4,550	109,791
Radnet, Inc.(b)(c)	18,080	168,144
		318,470

Home Entertainment Software–2.60%
Electronic Arts Inc.(b)	8,500	348,245
Take-Two Interactive Software, Inc.(b)(c)	12,910	341,469
		689,714

Hotels, Resorts & Cruise Lines–1.40%
Royal Caribbean Cruises Ltd.(c)	5,470	371,796

Household Products–0.50%
Central Garden & Pet Co.–Class A(b)	15,450	132,716

Internet Retail–1.79%
Lands’ End, Inc.(b)	680	32,260
Liberty Ventures–Series A(b)(c)	7,650	268,515
Nutrisystem, Inc.(c)	10,360	174,462
		475,237

Internet Software & Services–1.33%
Constant Contact, Inc.(b)(c)	6,640	234,790
TechTarget Inc.(b)	12,420	118,487
		353,277

Investment Banking & Brokerage–0.05%
E*TRADE Financial Corp.(b)(c)	630	14,049

IT Consulting & Other Services–0.10%
NCI, Inc.–Class A(b)	2,720	27,690

Life Sciences Tools & Services–0.19%
Enzo Biochem, Inc.(b)	9,560	49,903

Managed Health Care–1.98%
Centene Corp.(b)(c)	1,700	157,539
Health Net Inc.(b)(c)	7,730	367,252
		524,791

Office Services & Supplies–1.13%
Pitney Bowes Inc.(c)	12,120	299,849

Oil & Gas Drilling–0.94%
Pioneer Energy Services Corp.(b)	27,040	248,227

	Shares	Value
Oil & Gas Equipment & Services–2.77%
Helix Energy Solutions Group Inc.(b)	13,420	$357,509
Seventy Seven Energy Inc.(b)	800	10,456
Superior Energy Services, Inc.	14,590	366,938
		734,903

Oil & Gas Exploration & Production–9.67%
Abraxas Petroleum Corp.(b)(c)	37,910	156,568
Chesapeake Energy Corp.(c)	16,680	369,962
Clayton Williams Energy, Inc.(b)(c)	3,000	249,420
Encana Corp. (Canada)	19,550	364,217
Enerplus Corp. (Canada)(c)	24,650	352,495
Gran Tierra Energy, Inc. (Canada)(b)(c)	22,350	101,916
Kosmos Energy Ltd.(b)(c)	22,870	213,377
Penn West Petroleum Ltd. (Canada)	62,740	283,585
SM Energy Co.(c)	3,370	189,731
VAALCO Energy, Inc.(b)	24,130	179,045
Warren Resources Inc.(b)(c)	30,440	105,322
		2,565,638

Oil & Gas Refining & Marketing–5.10%
Adams Resources & Energy, Inc.	1,250	52,562
Green Plains Inc.(c)	7,940	271,548
Marathon Petroleum Corp.(c)	4,130	375,417
REX American Resources Corp.(b)(c)	3,460	251,750
Tesoro Corp.(c)	5,630	402,038
		1,353,315

Packaged Foods & Meats–2.89%
Farmer Brothers Co.(b)	1,260	36,742
Omega Protein Corp.(b)	8,940	129,183
Pilgrim’s Pride Corp.(b)(c)	13,240	376,148
Sanderson Farms, Inc.	2,680	225,066
		767,139

Pharmaceuticals–5.63%
ANI Pharmaceuticals, Inc.(b)	3,340	113,426
Cumberland Pharmaceuticals Inc.(b)(c)	1,650	8,085
DepoMed, Inc.(b)(c)	23,340	359,436
Lannett Co., Inc.(b)(c)	7,220	409,518
Pernix Therapeutics Holdings, Inc.(b)(c)	13,690	133,478
POZEN Inc.(b)	13,360	121,175
Sagent Pharmaceuticals Inc.(b)	6,570	207,875
SciClone Pharmaceuticals, Inc.(b)	18,390	140,500
		1,493,493

Property & Casualty Insurance–1.81%
Federated National Holding Co.	4,970	166,296
United Insurance Holdings Corp.(c)	6,050	118,580
Universal Insurance Holdings, Inc.(c)	11,080	193,900
		478,776

Publishing–0.06%
Time Inc.(b)	700	15,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco All Cap Market Neutral Fund

	Shares	Value
Regional Banks–0.10%
Century Bancorp, Inc.–Class A	300	$11,394
Orrstown Financial Services, Inc.(b)	910	15,233
		26,627

Research & Consulting Services–0.17%
VSE Corp.	760	45,813

Residential REIT’s–0.05%
Starwood Waypoint Residential Trust	500	13,090

Semiconductors–4.51%
Fairchild Semiconductor International, Inc.(b)	12,960	198,936
Integrated Device Technology, Inc.(b)	17,830	292,590
IXYS Corp.	3,930	45,863
Marvell Technology Group Ltd.	22,410	301,191
Skyworks Solutions, Inc.(c)	6,120	356,429
		1,195,009

Specialized REIT’s–0.06%
American Tower Corp.	170	16,575

Specialty Stores–0.74%
Staples, Inc.(c)	15,390	195,145

Steel–1.43%
United States Steel Corp.	9,440	377,978

Systems Software–1.36%
VASCO Data Security International, Inc.(b)(c)	14,280	361,570

Technology Hardware, Storage & Peripherals–4.88%
Apple Inc.(c)	3,030	327,240
Hewlett-Packard Co.(c)	10,140	363,823
Lexmark International, Inc.–Class A(c)	6,710	289,604
NetApp, Inc.	7,300	312,440
		1,293,107

Thrifts & Mortgage Finance–0.07%
BBX Capital Corp.–Class A(b)	1,010	18,584

Trading Companies & Distributors–0.06%
NOW Inc.(b)	520	15,651

Trucking–0.46%
Covenant Transport Group, Inc.–Class A(b)	2,800	58,072
P.A.M. Transportation Services, Inc.(b)	260	11,175
USA Truck Inc.(b)	3,140	53,066
		122,313
Total Common Stocks & Other Equity Interests (Cost $23,406,469)		24,493,297

Money Market Funds–25.73%
Liquid Assets Portfolio–Institutional Class(d)	3,412,001	3,412,001
Premier Portfolio–Institutional Class(d)	3,412,002	3,412,002
Total Money Market Funds (Cost $6,824,003)		6,824,003
TOTAL INVESTMENTS–118.08% (Cost $30,230,472)		31,317,300
OTHER ASSETS LESS LIABILITIES–(18.08)%		(4,795,797)
NET ASSETS–100.00%		$26,521,503

Securities Sold Short

	Shares	Value
Common Stocks–91.63%
Aerospace & Defense–0.09%
DigitalGlobe Inc.(b)	500	$14,295
Erickson Inc.(b)	650	9,126
		23,421

Agricultural Products–0.87%
Darling International Inc.(b)	13,160	231,616

Apparel Retail–0.90%
Aeropostale, Inc.(b)	4,050	12,190
American Eagle Outfitters, Inc.	17,680	227,542
		239,732

Application Software–2.69%
Datawatch Corp.(b)	4,740	52,377
Qlik Technologies Inc.(b)	2,180	61,803
Splunk Inc.(b)	5,480	362,118
Ultimate Software Group, Inc. (The)(b)	700	105,357
VirnetX Holding Corp.(b)	22,450	131,782
		713,437

Asset Management & Custody Banks–0.26%
Financial Engines Inc.	1,700	67,779

Automobile Manufacturers–0.37%
Tesla Motors, Inc.(b)	400	96,680

Automotive Retail–1.06%
CarMax, Inc.(b)	5,040	281,786

Biotechnology–14.68%
ACADIA Pharmaceuticals Inc.(b)	9,050	250,685
Alnylam Pharmaceuticals Inc.(b)	3,810	353,339
ARIAD Pharmaceuticals, Inc.(b)	60,280	359,269
Arrowhead Research Corp.(b)	23,030	150,156
Biogen Idec Inc.(b)	920	295,394
CytRx Corp.(b)	16,210	46,361
Galectin Therapeutics Inc.(b)	4,310	23,360
Intercept Pharmaceuticals, Inc.(b)	1,450	374,666
Keryx Biopharmaceuticals, Inc.(b)	21,890	368,846
KYTHERA Biopharmaceuticals, Inc.(b)	1,500	52,875
La Jolla Pharmaceutical Co.(b)	4,530	49,785
Mirati Therapeutics, Inc. (Canada)(b)	3,430	57,521
Navidea Biopharmaceuticals Inc.(b)	38,800	52,380
NeoStem, Inc.(b)	12,730	65,305
Northwest Biotherapeutics, Inc.(b)	26,890	141,441
Ohr Pharmaceutical, Inc.(b)	6,830	49,517
Orexigen Therapeutics Inc.(b)	36,140	146,728
Organovo Holdings, Inc.(b)	32,640	213,466
Raptor Pharmaceuticals Corp.(b)	18,880	181,437
Senomyx, Inc.(b)	18,670	147,866
Sorrento Therapeutics, Inc.(b)	10,280	43,382
Synta Pharmaceuticals Corp.(b)	27,960	82,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco All Cap Market Neutral Fund

	Shares	Value
Biotechnology–(continued)
Theravance, Inc.	15,020	$240,620
Vanda Pharmaceuticals Inc.(b)	12,220	146,762
		3,893,923

Brewers–0.61%
Boston Beer Co., Inc. (The)–Class A(b)	650	161,850

Building Products–0.37%
Armstrong World Industries, Inc.(b)	2,020	97,808

Casinos & Gaming–0.72%
Caesars Entertainment Corp.(b)	15,610	190,286

Coal & Consumable Fuels–0.66%
Solazyme Inc.(b)	22,960	176,103

Communications Equipment–4.21%
Ciena Corp.(b)	13,920	233,299
Finisar Corp.(b)	13,000	217,360
JDS Uniphase Corp.(b)	21,060	283,468
ViaSat, Inc.(b)	6,100	382,104
		1,116,231

Consumer Electronics–0.03%
Turtle Beach Corp.(b)	1,370	7,919

Department Stores–1.95%
J. C. Penney Co., Inc.(b)	23,730	180,586
Sears Holdings Corp.(b)	9,610	335,581
		516,167

Electrical Components & Equipment–1.45%
SolarCity Corp.(b)	6,510	385,262

Electronic Equipment Manufacturers–0.16%
CUI Global, Inc.(b)	5,160	42,209

Electronic Manufacturing Services–0.90%
IPG Photonics Corp.(b)	3,230	237,114

Fertilizers & Agricultural Chemicals–0.55%
American Vanguard Corp.	12,660	146,096

Food Retail–0.50%
Whole Foods Market, Inc.	3,390	133,329

Footwear–0.54%
NIKE, Inc.–Class B	1,540	143,174

Forest Products–0.65%
Louisiana-Pacific Corp.(b)	11,800	172,299

General Merchandise Stores–0.25%
Conn’s, Inc.(b)	2,160	67,198

Health Care Equipment–1.10%
GenMark Diagnostics Inc.(b)	12,320	140,448
Insulet Corp.(b)	1,990	85,908
Rockwell Medical, Inc.(b)	7,470	65,139
		291,495

	Shares	Value

Health Care Services–0.49%
BioScrip Inc.(b)	20,230	$130,686

Health Care Supplies–0.89%
Cerus Corp.(b)	32,240	134,118
TearLab Corp.(b)	7,410	21,415
Unilife Corp.(b)	22,010	80,777
		236,310

Health Care Technology–2.16%
athenahealth Inc.(b)	3,010	368,725
Medidata Solutions, Inc.(b)	4,540	204,799
		573,524

Home Improvement Retail–0.49%
Tile Shop Holdings, Inc.(b)	15,100	130,011

Homebuilding–1.38%
KB Home	9,930	156,298
Ryland Group, Inc. (The)	4,150	148,612
Taylor Morrison Home Corp.–Class A(b)	3,560	61,374
		366,284

Industrial Machinery–0.70%
Chart Industries, Inc.(b)	3,980	185,269

Insurance Brokers–0.91%
Brown & Brown, Inc.	2,830	90,164
eHealth, Inc.(b)	6,010	149,949
		240,113

Internet Retail–2.64%
Amazon.com, Inc.(b)	860	262,695
Groupon, Inc.(b)	59,980	438,454
		701,149

Internet Software & Services–1.59%
ChannelAdvisor Corp.(b)	7,640	106,120
Cornerstone OnDemand, Inc.(b)	6,970	252,802
Millennial Media Inc.(b)	26,490	54,304
Spark Networks, Inc.(b)	1,910	8,079
		421,305

Investment Banking & Brokerage–0.86%
FXCM, Inc.–Class A	13,920	229,123

Leisure Facilities–1.07%
Life Time Fitness, Inc.(b)	5,100	284,427

Leisure Products–0.06%
Black Diamond, Inc.(b)	2,100	16,296

Life Sciences Tools & Services–0.21%
NanoString Technologies, Inc.(b)	5,310	56,551
Managed Health Care–0.69%
WellCare Health Plans Inc.(b)	2,710	183,928

Mortgage REIT’s–1.48%
Altisource Asset Management Corp.(b)	620	334,800
Altisource Residential Corp.	2,470	57,353
		392,153

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco All Cap Market Neutral Fund

	Shares	Value

Motorcycle Manufacturers–0.70%
Kandi Technologies Group Inc. (China)(b)	11,190	$184,859

Movies & Entertainment–0.12%
Imax Corp. (Canada)(b)	1,080	31,817

Oil & Gas Drilling–0.85%
Diamond Offshore Drilling, Inc.	5,960	224,752

Oil & Gas Equipment & Services–1.74%
Bristow Group, Inc.	1,420	104,938
CARBO Ceramics Inc.	3,010	155,527
McDermott International, Inc.(b)	50,610	194,342
Nuverra Environmental Solutions, Inc.(b)	790	7,481
		462,288

Oil & Gas Exploration & Production–9.34%
American Eagle Energy Corp.(b)	6,480	11,275
Cobalt International Energy, Inc.(b)	22,440	262,772
Diamondback Energy Inc.(b)	5,300	362,732
Emerald Oil, Inc.(b)	23,970	76,225
Gastar Exploration Inc.(b)	18,210	72,840
Gulfport Energy Corp.(b)	7,420	372,336
Halcon Resources Corp.(b)	35,720	111,089
Midstates Petroleum Co. Inc.(b)	20,510	60,915
Miller Energy Resources Inc.(b)	16,690	58,081
Oasis Petroleum Inc.(b)	7,650	229,194
PDC Energy, Inc.(b)	3,340	146,025
Ring Energy Inc.(b)	11,190	192,468
Sanchez Energy Corp.(b)	22,070	376,735
Triangle Petroleum Corp.(b)	18,520	143,530
		2,476,217

Oil & Gas Storage & Transportation–6.13%
Cheniere Energy, Inc.(b)	2,910	218,250
Enbridge Inc. (Canada)	7,540	357,094
Golar LNG Ltd. (Norway)	6,780	380,426
SemGroup Corp.–Class A	3,910	300,092
Williams Cos. Inc. (The)	6,650	369,142
		1,625,004

Packaged Foods & Meats–1.04%
B&G Foods Inc.	1,940	57,152
Post Holdings Inc.(b)	5,850	219,375
		276,527

Personal Products–1.50%
Elizabeth Arden, Inc.(b)	8,120	133,168
Nu Skin Enterprises, Inc.–Class A	4,980	263,093
		396,261

Pharmaceuticals–4.59%
Adamis Pharmaceuticals Corp.(b)	1,710	8,020
Alimera Sciences Inc.(b)	18,710	106,647

	Shares	Value
Pharmaceuticals–(continued)
Ampio Pharmaceuticals, Inc.(b)	14,650	$56,842
Bristol-Myers Squibb Co.	2,060	119,871
Cempra Holdings Inc.(b)	9,800	133,280
Omeros Corp.(b)	14,800	245,236
Supernus Pharmaceuticals Inc.(b)	15,470	124,224
TherapeuticsMD, Inc.(b)	67,830	301,165
Xenoport Inc.(b)	18,070	122,515
		1,217,800

Property & Casualty Insurance–0.18%
FNF Group	1,590	47,446

Real Estate Development–0.33%
Howard Hughes Corp.(b)	600	88,428

Real Estate Management & Development–0.51%
Alexander & Baldwin Inc.	3,380	135,301

Restaurants–0.35%
Bob Evans Farms, Inc.	1,900	92,815

Semiconductor Equipment–1.55%
Rubicon Technology, Inc.(b)	9,420	41,730
SunEdison, Inc.(b)	18,880	368,349
		410,079

Semiconductors–2.64%
Applied Micro Circuits Corp.(b)	22,990	148,745
Cree, Inc.(b)	11,190	352,261
InvenSense Inc.(b)	8,710	141,189
MoSys, Inc.(b)	5,250	14,123
QuickLogic Corp.(b)	15,310	44,093
		700,411

Specialized Finance–0.10%
Gain Capital Holdings, Inc.	3,200	27,392

Steel–0.92%
Carpenter Technology Corp.	4,690	234,735
A.M. Castle & Co.(b)	1,240	9,114
		243,849

Systems Software–2.90%
CommVault Systems, Inc.(b)	4,000	177,360
FireEye, Inc.(b)	10,690	363,353
NetSuite Inc.(b)	2,090	227,100
		767,813

Technology Distributors–0.81%
SYNNEX Corp.	3,120	215,842
Technology Hardware, Storage & Peripherals–2.73%
3D Systems Corp.(b)	6,390	241,542
Silicon Graphics International Corp.(b)	1,940	16,839
Stratasys Ltd.(b)	2,250	270,810
Violin Memory, Inc.(b)	40,080	193,987
		723,178

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco All Cap Market Neutral Fund

	Shares	Value

Thrifts & Mortgage Finance–0.48%
Nationstar Mortgage Holdings, Inc.(b)	3,630	$127,486

	Shares	Value
Wireless Telecommunication Services–0.93%
RingCentral, Inc.–Class A(b)	18,820	$247,315
Total Securities Sold Short (Total Proceeds $24,804,082)		$24,302,923

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was pledged as collateral to cover margin requirements for securities sold short. The aggregate value of collateral was segregated by the Fund was $32,331,933, which represents 133.04% of the value of securities sold short.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $23,406,469)	$24,493,297
Investments in affiliated money market funds, at value and cost	6,824,003
Total investments, at value (Cost $30,230,472)	31,317,300
Receivable for:
Short positions covered	144,626
Deposits with brokers for securities sold short	23,783,610
Investments sold	1,100,222
Fund shares sold	182,297
Dividends and interest	14,544
Fund expenses absorbed	20,844
Investment for trustee deferred compensation and retirement plans	1,887
Other assets	12,272
Total assets	56,577,602

Liabilities:
Securities sold short, at value (proceeds $24,804,082)	24,302,923
Payable for:
Investments purchased	5,346,293
Fund shares reacquired	292,059
Dividends for securities sold short	2,187
Accrued fees to affiliates	2,544
Accrued trustees’ and officers’ fees and benefits	1,954
Accrued other operating expenses	106,252
Trustee deferred compensation and retirement plans	1,887
Total liabilities	30,056,099
Net assets applicable to shares outstanding	$26,521,503

Net assets consist of:
Shares of beneficial interest	$25,323,394
Undistributed net investment income (loss)	(1,547)
Undistributed net realized gain (loss)	(388,331)
Net unrealized appreciation	1,587,987
$26,521,503

Net Assets:
Class A	$9,741,574
Class C	$857,096
Class R	$39,640
Class Y	$14,651,220
Class R5	$647,599
Class R6	$584,374

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	910,403
Class C	80,599
Class R	3,713
Class Y	1,366,392
Class R5	60,387
Class R6	54,496
Class A:
Net asset value per share	$10.70
Maximum offering price per share
(Net asset value of $10.70 ÷ 94.50%)	$11.32
Class C:
Net asset value and offering price per share	$10.63
Class R:
Net asset value and offering price per share	$10.68
Class Y:
Net asset value and offering price per share	$10.72
Class R5:
Net asset value and offering price per share	$10.72
Class R6:
Net asset value and offering price per share	$10.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco All Cap Market Neutral Fund

Statement of Operations

For the period December 17, 2013 (commencement date) through October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $1,374)	$109,638
Dividends from affiliated money market funds	644
Short stock rebates	53,258
Total investment income	163,540

Expenses:
Advisory fees	135,902
Administrative services fees	43,699
Custodian fees	4,724
Distribution fees:
Class A	11,976
Class C	1,889
Class R	71
Dividends on short sales	56,754
Interest and line of credit fees	261,277
Transfer agent fees — A, C, R and Y	4,622
Transfer agent fees — R5	84
Transfer agent fees — R6	22
Trustees’ and officers’ fees and benefits	18,435
Registration and filing fees	87,477
Professional services fees	129,713
Other	21,287
Total expenses	777,932
Less: Fees waived and expenses reimbursed	(299,060)
Net expenses	478,872
Net investment income (loss)	(315,332)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	320,336
Securities sold short	(707,500)
(387,164)
Change in net unrealized appreciation of:
Investment securities	1,086,828
Securities sold short	501,159
1,587,987
Net realized and unrealized gain	1,200,823
Net increase in net assets resulting from operations	$885,491

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets

For the period December 17, 2013 (commencement date) through October 31, 2014

2014
Operations:
Net investment income (loss)	$(315,332)
Net realized gain (loss)	(387,164)
Change in net unrealized appreciation	1,587,987
Net increase in net assets resulting from operations	885,491

Share transactions–net:
Class A	9,349,083
Class C	848,820
Class R	38,619
Class Y	14,247,251
Class R5	604,228
Class R6	548,011
Net increase in net assets resulting from share transactions	25,636,012
Net increase in net assets	26,521,503

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income (loss) of $(1,547))	$26,521,503

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

17                         Invesco All Cap Market Neutral Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

18                         Invesco All Cap Market Neutral Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Sold Short — The Fund may enter into short sales of securities which it concurrently holds (“covered”) or for which it holds no corresponding position (“not covered”). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the Fund’s security valuations policy. The Fund will incur a loss if the price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. For positions not covered, there is no ceiling on the ultimate price paid for the securities to cover the short position and therefore, the loss could exceed the amount of proceeds received. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

The Fund is required to segregate cash or securities as collateral in margin accounts with the broker at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sale transactions. Margin interest is the income earned (or expenses incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received on the short sales.

J.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the period December 17, 2013 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco Power Shares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period December 17, 2013 (commencement date) through October 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $294,332 and reimbursed class level expenses of $2,232, $88, $7, $2,295, $84 and $22 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

19                         Invesco All Cap Market Neutral Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period December 17, 2013 (commencement date) through October 31, 2014, IDI advised the Fund that IDI retained $2,254 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$31,317,300	$—	$—	$31,317,300
Securities Sold Short	(24,302,923)	—	—	(24,302,923)
Total Investments	$7,014,377	$—	$—	$7,014,377

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

20                         Invesco All Cap Market Neutral Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income and long-term gain distributions paid during the period December 17, 2013 (commencement date) through October 31, 2014.

Tax Components of Net Assets at Period-End:

2014
Net unrealized appreciation — investments	$1,393,236
Temporary book/tax differences	(1,547)
Capital loss carryforward	(193,580)
Shares of beneficial interest	25,323,394
Total net assets	$26,521,503

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2014:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$193,580	$—	$193,580

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during December 17, 2013 (commencement date) through October 31, 2014 was $35,352,356 and $12,256,861, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of:
Investment securities	$1,716,190
Securities sold short	1,715,010
Aggregate unrealized (depreciation) of:
Investment securities	(772,555)
Securities sold short	(1,265,409)
Net unrealized appreciation of investment securities	$1,393,236

Cost of investments for tax purposes is $30,373,665.

Proceeds from securities sold short for tax purposes are $(24,752,524).

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss and nondeductible organizational expenses, on October 31, 2014, undistributed net investment income (loss) was increased by $313,785, undistributed net realized gain (loss) was decreased by $1,167 and shares of beneficial interest was decreased by $312,618. This reclassification had no effect on the net assets of the Fund.

21                         Invesco All Cap Market Neutral Fund

NOTE 9—Share Information

	Summary of Share Activity
	December 17, 2013 (commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	951,991	$9,785,091
Class C	130,154	1,361,251
Class R	3,713	38,619
Class Y	1,373,449	14,321,343
Class R5	60,560	606,027
Class R6	54,496	548,011

Reacquired:
Class A	(41,588)	(436,008)
Class C	(49,555)	(512,431)
Class Y	(7,057)	(74,092)
Class R5	(173)	(1,799)
Net increase in share activity	2,475,990	$25,636,012

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 40% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Ratio of interest expense and dividends on short sales to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14(d)	$10.00	$(0.27)	$0.97	$0.70	$10.70	7.00%	$9,742	4.53	%(e)	7.28	%(e)	1.60	%(e)	4.35	%(e)	(3.03	)%(e)	2.93	%(e)	105%
Class C
Year ended 10/31/14(d)	10.00	(0.34)	0.97	0.63	10.63	6.30	857	5.28	(e)	8.03	(e)	2.35	(e)	5.10	(e)	(3.78	)(e)	2.93	(e)	105
Class R
Year ended 10/31/14(d)	10.00	(0.29)	0.97	0.68	10.68	6.80	40	4.78	(e)	7.53	(e)	1.85	(e)	4.60	(e)	(3.28	)(e)	2.93	(e)	105
Class Y
Year ended 10/31/14(d)	10.00	(0.25)	0.97	0.72	10.72	7.20	14,651	4.28	(e)	7.03	(e)	1.35	(e)	4.10	(e)	(2.78	)(e)	2.93	(e)	105
Class R5
Year ended 10/31/14(d)	10.00	(0.25)	0.97	0.72	10.72	7.20	648	4.28	(e)	7.00	(e)	1.35	(e)	4.07	(e)	(2.78	)(e)	2.93	(e)	105
Class R6
Year ended 10/31/14(d)	10.00	(0.25)	0.97	0.72	10.72	7.20	584	4.28	(e)	6.99	(e)	1.35	(e)	4.06	(e)	(2.78	)(e)	2.93	(e)	105

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 17, 2013.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,481, $216, $16, $5,635, $577 and $515 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

22                         Invesco All Cap Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco All Cap Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco All Cap Market Neutral Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of security purchases have not been received, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

23                         Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,028.80	$23.37	$1,002.17	$23.06	4.57%
C	1,000.00	1,026.00	27.17	998.39	26.80	5.32
R	1,000.00	1,027.90	24.64	1,000.91	24.31	4.82
Y	1,000.00	1,029.80	22.10	1,003.43	21.81	4.32
R5	1,000.00	1,029.80	22.10	1,003.43	21.81	4.32
R6	1,000.00	1,029.80	22.10	1,003.43	21.81	4.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco All Cap Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco All Cap Market Neutral Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that no comparative fee information was available for the Fund.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee

25                         Invesco All Cap Market Neutral Fund

rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s effective advisory fee rate was the same as the effective advisory fee rate of one mutual fund with a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts using a substantially similar investment process.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund because the Fund did not have a full year of operations. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund.

The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

26                         Invesco All Cap Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco All Cap Market Neutral Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                    ACMN-AR-1                                                 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders October 31, 2014

Invesco Balanced-Risk Allocation Fund

Nasdaq:
A: ABRZX ▪ B: ABRBX ▪ C: ABRCX ▪ R: ABRRX ▪ Y: ABRYX ▪ R5: ABRIX ▪ R6: ALLFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Consolidated Schedule of Investments
13 Consolidated Financial Statements
15 Notes to Consolidated Financial Statements
25 Consolidated Financial Highlights
26 Auditor's Report
27 Fund Expenses
28 Approval of Investment Advisory and Sub-Advisory Contracts
30 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Balanced-Risk Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Balanced-Risk Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Balanced-Risk Allocation Fund underperformed its custom style-specific benchmarks, the Custom Balanced Risk Allocation Broad Index and the Custom Balanced Risk Allocation Style Index. Positive absolute performance at net asset value (NAV) from strategic equity and fixed income positioning drove results for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.52%
Class B Shares	2.85
Class C Shares	2.77
Class R Shares	3.30
Class Y Shares	3.81
Class R5 Shares	3.81
Class R6 Shares	3.97
S&P 500 Index▼ (Broad Market Index)	17.27
Custom Balanced Risk Allocation Broad Index■ (Style-Specific Index)	12.03
Custom Balanced Risk Allocation Style Index■ (Style-Specific Index)	6.96
Lipper Alternative Global Macro Funds Index¿ (Peer Group Index)	3.87

Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2014, global markets produced mixed results due to volatility from a variety of geopolitical issues, but at NAV the Fund ended the reporting period in positive territory. Tactical positioning within fixed income through the use of swaps and futures boosted results while active positioning through the use of swaps and futures within commodities and equities slightly hurt results. The net effect was a positive contribution from our tactical allocation.

Developed equity markets began the reporting period on a positive note, helped by central bank stimulus. Bond markets drifted lower as investors preferred risky assets over perceived “safe-

haven” assets.1 Commodity prices began the reporting period mixed, with agricultural and energy commodities posting mild gains while industrial and precious metals prices retreated.

Equities were largely negative during the first quarter of 2014 with only select markets, such as Europe and the US, breaking into positive territory at the end of March. Overall, equities started the new year on their weakest note since 2009. Government bonds generated attractive returns as investors avoided the volatility in equity and commodity markets and geopolitical uncertainty. Commodities started 2014 with mixed results, with precious metals and the agricultural complexes up strongly, while industrial metals prices languished.

    The Fund finished the first half of 2014 strongly as all three asset classes posted positive results for the second quarter. Bond markets saw yields decline as geopolitical concerns out of Russia and the Middle East created greater demand for perceived “safe-haven” assets. Contraction in the US economy and generally weak European economic data also benefited bonds. Equities posted strong results as investors continued to overlook weaker-than-expected fundamental data and the potential for geopolitical issues to erupt into wider conflicts. Across the commodity complexes, energy led results as uncertainty in the Middle East drove crude oil prices higher. Precious metals prices also advanced, benefiting from safe-haven demand.

    Performance in the third quarter of 2014 was mixed. Investments in government bond futures led results as all six markets in which the Fund was invested (Australia, Canada, Germany, Japan, the UK and the US) ended in positive territory for the quarter. Factors driving bond yields lower included ongoing geopolitical concerns resulting from the conflict between Russia and Ukraine, as well as heightened terrorist activity in Iraq. Investments in developed-market equity futures delivered mixed results for the quarter as Japanese, European and US large cap equities generally rose while US small cap, UK and Hong Kong stocks generally declined. Investments in commodities through swaps and futures weighed heavily on Fund results for the quarter, with the asset class underperforming bonds and equities. Agricultural commodities were particularly weak, driven by substantial price declines in soybeans, soymeal and soybean oil, the result of expected increases in global production.

Target Risk Allocation and Notional Asset Weights†
By asset class
	Risk	% of Total Net Assets
Asset Class	Allocation*	as of 10/31/14**

Equities	29.95%	28.17%
Fixed Income	49.98	89.33
Commodities	20.07	23.06
†	Risk contribution is measured as the standard deviation of each asset class as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of the asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.
*	Based on the expected market exposure.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$9.3 billion

4                         Invesco Balanced-Risk Allocation Fund

The fiscal year ended with significant volatility across asset classes, the result of central bank actions and economic data releases. Investments in bond futures were the top contributor to results as yields across all six markets in which the Fund invests fell during October 2014. Bonds produced gains as investors sought refuge from volatility, Ebola pandemic fears and economic uncertainty. Investments in equity futures also contributed to results, but not uniformly. European and UK issues declined while equities in the US and developed Asia posted gains. Commodities finished flat for the month on mixed results across complexes. Agriculture was the clear leader as prices climbed on strong demand, especially for soybeans and soymeal. Industrial metals also saw prices rise while precious metals prices pulled back. Energy prices declined in October 2014, the result of excess supply and waning demand. Saudi Arabia further complicated matters by cutting the price of oil sold to the US, a move widely believed to be targeted at making oil production from shale less attractive.

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued commitment to Invesco Balanced-Risk Allocation Fund.

1	So-called “safe-haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.

He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

5                         Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 6/2/09; index data from 5/31/09

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Custom Balanced Risk Allocation Broad Index consists of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Index.
■	The Custom Balanced Risk Allocation Style Index consists of 60% MSCI World Index and 40% Barclays U.S. Aggregate Index.
■	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns As of 10/31/14, including maximum applicable sales charges
Class A Shares
Inception (6/2/09)	8.28%
5 Years	7.50
1 Year	-2.18

Class B Shares
Inception (6/2/09)	8.47%
5 Years	7.62
1 Year	-1.90

Class C Shares
Inception (6/2/09)	8.59%
5 Years	7.88
1 Year	1.81

Class R Shares
Inception (6/2/09)	9.13%
5 Years	8.42
1 Year	3.30

Class Y Shares
Inception (6/2/09)	9.70%
5 Years	8.99
1 Year	3.81

Class R5 Shares
Inception (6/2/09)	9.70%
5 Years	9.00
1 Year	3.81

Class R6 Shares
Inception	9.57%
5 Years	8.88
1 Year	3.97

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,

Average Annual Total Returns As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/2/09)	8.16%
5 Years	7.16
1 Year	-1.79

Class B Shares
Inception (6/2/09)	8.34%
5 Years	7.26
1 Year	-1.65

Class C Shares
Inception (6/2/09)	8.47%
5 Years	7.57
1 Year	2.16

Class R Shares
Inception (6/2/09)	9.01%
5 Years	8.10
1 Year	3.66

Class Y Shares
Inception (6/2/09)	9.58%
5 Years	8.68
1 Year	4.25

Class R5 Shares
Inception (6/2/09)	9.58%
5 Years	8.68
1 Year	4.25

Class R6 Shares
Inception	9.45%
5 Years	8.54
1 Year	4.33

Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 0.94% and 0.87%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.29%, 2.04%, 2.04%, 1.54%, 1.04%, 1.01% and 0.94%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The

CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.08% for Invesco Balanced-Risk Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                         Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide a total return with a low to moderate correlation to traditional financial market indices.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from the Fund’s investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to the Fund. However, the Internal Revenue Service suspended issuance in July 2011 of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes, or the Subsidiary, it could limit the Fund’s ability to pursue its investment strategy. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
■	Commodity risk. The Fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers the Fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

    continued on page 9

8                         Invesco Balanced-Risk Allocation Fund

the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. The risk may be magnified due to the Fund’s use of derivatives that provided leveraged exposure to government bonds.
■	Liquidity risk. The Fund may hold illiquid securities that may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of the Fund’s net asset value, which increases the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

continued on page 6

9                         Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2014

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–34.96%
U.S. Treasury Bills–16.59%(a)
U.S. Treasury Bills(b)	0.05%	12/04/14	$48,160,000	$48,159,997
U.S. Treasury Bills	0.05%	12/04/14	124,890,000	124,889,992
U.S. Treasury Bills(b)(c)	0.05%	12/11/14	35,150,000	35,149,812
U.S. Treasury Bills(c)	0.05%	12/11/14	145,400,000	145,399,222
U.S. Treasury Bills(b)	0.02%	12/18/14	33,472,000	33,471,788
U.S. Treasury Bills(b)	0.04%	12/18/14	32,358,000	32,357,795
U.S. Treasury Bills	0.04%	12/18/14	133,580,000	133,579,154
U.S. Treasury Bills(b)(c)	0.10%	01/08/15	37,600,000	37,599,651
U.S. Treasury Bills(c)	0.10%	01/08/15	155,800,000	155,798,553
U.S. Treasury Bills(b)	0.05%	01/15/15	56,400,000	56,399,420
U.S. Treasury Bills(c)	0.05%	01/15/15	233,700,000	233,697,597
U.S. Treasury Bills(b)	0.05%	01/22/15	52,640,000	52,639,992
U.S. Treasury Bills	0.05%	01/22/15	218,120,000	218,119,967
U.S. Treasury Bills(b)(c)	0.06%	01/29/15	64,900,000	64,899,205
U.S. Treasury Bills(c)	0.06%	01/29/15	168,280,000	168,277,939
				1,540,440,084

U.S. Treasury Notes–18.37%
U.S. Treasury Notes(d)	0.07%	01/31/16	413,350,000	413,356,464
U.S. Treasury Notes(b)(d)	0.07%	01/31/16	128,630,000	128,632,270
U.S. Treasury Notes(b)(c)(d)	0.09%	04/30/16	213,526,000	213,597,997
U.S. Treasury Notes(c)(d)	0.09%	04/30/16	346,240,000	346,356,745
U.S. Treasury Notes(d)	0.09%	07/31/16	475,520,000	475,716,690
U.S. Treasury Notes(b)(d)	0.09%	07/31/16	127,900,000	127,952,903
				1,705,613,069
Total U.S. Treasury Securities (Cost $3,245,812,309)				3,246,053,153

		Expiration Date
Commodity-Linked Securities–2.93%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.04% (linked to the CIBC Custom 2 Agriculture Commodity Index, multiplied by 2)(b)(e)		09/28/15	83,000,000	83,577,639
Cargill, Inc. Commodity Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(b)(e)		09/17/15	71,000,000	70,275,249
Cargill, Inc. Commodity Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(b)(e)		10/07/15	83,800,000	85,377,777
RBC Capital Markets Commodity Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 01 Excess Return Index, multiplied by 2)(b)(e)		08/24/15	35,500,000	33,052,358
Total Commodity-Linked Securities (Cost $273,300,000)				272,283,023

			Shares
Money Market Funds–55.12%
Liquid Assets Portfolio–Institutional Class(f)			475,113,036	475,113,036
Premier Portfolio–Institutional Class(f)			475,113,036	475,113,036
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class(b)(f)			994,221,261	994,221,261
Treasury Portfolio–Institutional Class(f)			3,173,352,697	3,173,352,697
Total Money Market Funds (Cost $5,117,800,030)				5,117,800,030
TOTAL INVESTMENTS–93.01% (Cost $8,636,912,339)				8,636,136,206
OTHER ASSETS LESS LIABILITIES–6.99%				649,464,793
NET ASSETS–100.00%				$9,285,600,999

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(g)
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude(b)	Long		1,430	April-2015	$125,639,800	$(12,918,790)
Gas Oil(b)	Long		325	December-2014	24,090,625	102,958
Gasoline Reformulated Blendstock Oxygenate Blending(b)	Long		1,630	December-2014	147,038,388	(824,097)
Heating Oil(b)	Long		27	April-2015	2,820,371	(213,941)
Silver(b)	Long		2,110	December-2014	169,918,300	(35,907,505)
WTI Crude(b)	Long		1,650	December-2014	132,891,000	(16,640,400)
Subtotal — Commodity Risk						$(66,401,775)

Australian 10 Year Bonds	Long		14,750	December-2014	$1,593,822,767	$42,618,026
Canada 10 Year Bonds	Long		12,880	December-2014	1,566,196,113	7,671,956
Euro Bonds	Long		8,130	December-2014	1,537,426,260	19,211,999
Japan 10 Year Bonds	Long		839	December-2014	1,094,636,898	6,332,434
Long Gilt	Long		8,280	December-2014	1,524,654,194	34,638,624
U.S. Treasury 20 Year Bonds	Long		5,430	December-2014	766,139,063	10,122,128
Subtotal — Interest Rate Risk						$120,595,167

Dow Jones EURO STOXX 50 Index	Long		14,300	December-2014	$555,678,423	$(20,534,731)
E-Mini S&P 500 Index	Long		3,050	December-2014	306,738,500	4,214,508
FTSE 100 Index	Long		5,060	December-2014	526,619,444	(21,387,831)
Hang Seng Index	Long		3,300	November-2014	509,418,963	12,357,842
Russell 2000 Index Mini	Long		2,060	December-2014	241,226,000	2,330,599
Tokyo Stock Price Index	Long		3,670	December-2014	436,896,982	14,439,473
Subtotal — Market Risk						$(8,580,140)
Total Future Contracts						$45,613,252

Open Over-The-Counter Total Return Swap Agreements
Long Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional value multiplied by (ii) days in the period divided by 365(b)	Long	Barclays Bank PLC	346,000	May-2015	$184,494,708	$2,294,326
Receive a return equal to CIBC Dynamic Roll LME Copper Excess Return Index and pay the product of (i) 0.30% of the Notional value multiplied by (ii) days in the period divided by 365(b)	Long	Canadian Imperial Bank of Commerce	2,195,000	April-2015	185,494,621	(61,241)
Receive a return equal to Single Commodity Index Excess Return and pay the product of (i) 0.12% of the Notional Value multiplied by (ii) days in the period divided by 365(b)	Long	Cargill, Inc.	36,500	May-2015	30,675,929	0
Receive a return equal to Goldman Sachs Alpha Basket B765 Excess Return Strategy and pay the product of (i) 0.45% of the Notional Value multiplied by (ii) days in the period divided by 365(b)	Long	Goldman Sachs International	151,000	June-2015	80,769,658	0
Receive a return equal to J.P. Morgan Bespoke Commodity Index and pay the product of (i) 0.49% of the Notional Value multiplied by (ii) days in the period divided by 365(b)	Long	J.P. Morgan Chase Bank, N.A.	2,000	June-2015	1,255,859	83,247
Receive a return equal to S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Value multiplied by (ii) days in the period divided by 365(b)	Long	J.P. Morgan Chase Bank, N.A.	1,280,000	April-2015	133,961,728	(7,948,544)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Allocation Fund

Long Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to Macquarie Commodity Customized Product 118E Index and pay the product of (i) 0.33% of the Notional Value multiplied by (ii) days in the period divided by 365(b)	Long	Macquarie Bank Limited	463,000	July-2015	$151,352,200	$2,618,821
Receive a return equal to MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Value multiplied by (ii) days in the period divided by 365(b)	Long	Merrill Lynch International	257,000	May-2015	168,802,406	0
Receive a return equal to Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Value multiplied by (ii) days in the period divided by 365(b)	Long	Merrill Lynch International	1,020,000	June-2015	157,374,882	0
Receive a return equal to S&P GSCI Aluminum Dynamic Roll Index Excess Return and pay the product of (i) 0.38% of the Notional Value multiplied by (ii) days in the period divided by 365(b)	Long	Morgan Stanley Capital Services LLC	290,000	October-2015	32,807,149	1,817,981
Subtotal — Commodity Risk						$(1,195,410)
Receive a return equal to the LIFFE Long Gilt Futures multiplied by 0.01% of the Notional Value	Long	Goldman Sachs International	1,080	December-2014	198,867,938	$3,934,665
Subtotal — Interest Rate Risk						$3,934,665
Receive a return equal to Hang Seng Index Futures multiplied by the Notional Value	Long	Goldman Sachs International	310	November-2014	47,854,509	$1,403,372
Subtotal — Market Risk						$1,403,372
Total Swap Agreements						$4,142,627

Investment Abbreviations:

EMTN	– Euro Medium Term Notes
LIBOR	– London Interbank Offered Rate
LIFFE	– London International Financial Futures and Options Exchange

Index Information:

CIBC Custom 2 Agriculture Commodity Index	– a commodity index composed of futures contracts on Sugar, Soybeans, Soybean Meal and Cotton.
Monthly Rebalance Commodity Excess Return Index	– a commodity index composed of futures contracts on Soybean Meal, Soybeans, Sugar No. 11 and Cotton No. 2.
RBC Enhanced Agricultural Basket 01 Excess Return Index	– a commodity index composed of futures contracts on Cotton, Soybeans, Soybean Meal and Sugar.
Barclays Commodity Strategy 1452 Excess Return Index	– a commodity index that provide exposure to future contracts on copper.
CIBC Dynamic Roll LME Copper Excess Return Index	– a commodity index composed of future contracts on copper.
Single Commodity Excess Return Index	– a commodity index composed of future contracts on gold.
Goldman Sachs Alpha Basket B765 Excess Return Strategy	– a basket of four indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybeans, Soybean Meal and Live Cattle.
JP Morgan Bespoke Commodity Index

– an index comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybeans, Soybean Meal and Live Cattle.

S&P GSCI Gold Index Excess Return	– a commodity index composed of future contracts on gold.
Macquarie Commodity Customized Product 118E Index	– a basket of four indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Cotton, Soybeans and Soybean Meal.
MLCX Dynamic Enhanced Copper Excess Return Index	– a commodity index composed of future contracts on copper.
Merrill Lynch Gold Excess Return Index	– a commodity index composed of future contracts on gold.
S&P GSCI Aluminum Dynamic Roll Index Excess Return	– a commodity index composed of future contracts on aluminum.

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	The investment is owned by the Subsidiary. See Note 5.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for swap agreements. See Note 1L and Note 4.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2014.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $272,283,023, which represented 2.93% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	Futures collateralized by $609,220,000 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $3,519,112,309)	$3,518,336,176
Investments in affiliated money market funds, at value and cost	5,117,800,030
Total investments, at value (Cost $8,636,912,339)	8,636,136,206
Receivable for:
Deposits with brokers for open futures contracts	609,220,000
Variation margin — futures	50,043,081
Fund shares sold	14,973,140
Dividends and interest	77,925
Swaps receivables	3,075,672
Unrealized appreciation on swap agreements — OTC	12,152,412
Investment for trustee deferred compensation and retirement plans	551,267
Other assets	170,512
Total assets	9,326,400,215

Liabilities:
Payable for:
Fund shares reacquired	20,826,675
Variation margin — futures	5,875,954
Accrued fees to affiliates	5,415,479
Accrued trustees’ and officers’ fees and benefits	13,083
Trustee deferred compensation and retirement plans	658,240
Unrealized depreciation on swap agreements — OTC	8,009,785
Total liabilities	40,799,216
Net assets applicable to shares outstanding	$9,285,600,999

Net assets consist of:
Shares of beneficial interest	$8,535,653,534
Undistributed net investment income (loss)	177,753,382
Undistributed net realized gain	523,214,337
Net unrealized appreciation	48,979,746
$9,285,600,999

Net Assets:
Class A	$2,938,956,680
Class B	$20,853,430
Class C	$1,930,317,975
Class R	$28,166,205
Class Y	$3,699,737,739
Class R5	$186,943,298
Class R6	$480,625,672

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	237,726,326
Class B	1,750,136
Class C	162,014,523
Class R	2,308,544
Class Y	295,817,586
Class R5	14,941,965
Class R6	38,359,152
Class A:
Net asset value per share	$12.36
Maximum offering price per share
(Net asset value of $12.36 ÷ 94.50%)	$13.08
Class B:
Net asset value and offering price per share	$11.92
Class C:
Net asset value and offering price per share	$11.91
Class R:
Net asset value and offering price per share	$12.20
Class Y:
Net asset value and offering price per share	$12.51
Class R5:
Net asset value and offering price per share	$12.51
Class R6:
Net asset value and offering price per share	$12.53

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends from affiliated money market funds	$1,371,390
Interest	2,274,404
Total investment income	3,645,794

Expenses:
Advisory fees	84,967,962
Administrative services fees	783,021
Custodian fees	224,986
Distribution fees:
Class A	8,559,789
Class B	256,161
Class C	21,201,111
Class R	139,780
Transfer agent fees — A, B, C, R and Y	10,940,314
Transfer agent fees — R5	181,483
Transfer agent fees — R6	7,987
Trustees’ and officers’ fees and benefits	300,009
Other	1,839,206
Total expenses	129,401,809
Less: Fees waived and expense offset arrangement(s)	(4,443,826)
Net expenses	124,957,983
Net investment income (loss)	(121,312,189)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,287,678)
Foreign currencies	(5,211,753)
Futures contracts	891,623,921
Swap agreements	(125,706,737)
758,417,753
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,837,428
Futures contracts	(364,161,734)
Swap agreements	24,215,518
(337,108,788)
Net realized and unrealized gain	421,308,965
Net increase in net assets resulting from operations	$299,996,776

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(121,312,189)	$(138,184,938)
Net realized gain	758,417,753	262,938,472
Change in net unrealized appreciation (depreciation)	(337,108,788)	423,024,058
Net increase in net assets resulting from operations	299,996,776	547,777,592

Distributions to shareholders from net investment income:
Class A	—	(85,274,352)
Class B	—	(623,804)
Class C	—	(38,451,102)
Class R	—	(361,248)
Class Y	—	(97,691,876)
Class R5	—	(4,028,603)
Class R6	—	(13,606,471)
Total distributions from net investment income	—	(240,037,456)

Distributions to shareholders from net realized gains:
Class A	(283,367,752)	(103,295,156)
Class B	(2,208,248)	(915,226)
Class C	(178,493,603)	(56,414,248)
Class R	(2,094,860)	(464,538)
Class Y	(320,352,034)	(111,375,724)
Class R5	(13,942,287)	(4,532,501)
Class R6	(37,054,031)	(15,201,114)
Total distributions from net realized gains	(837,512,815)	(292,198,507)

Share transactions–net:
Class A	(1,118,220,825)	628,074,162
Class B	(8,976,629)	(678,530)
Class C	(491,595,208)	655,024,401
Class R	(557,151)	14,096,504
Class Y	(938,385,675)	931,481,236
Class R5	(12,756,282)	40,617,078
Class R6	(22,311,912)	(34,823,907)
Net increase (decrease) in net assets resulting from share transactions	(2,592,803,682)	2,233,790,944
Net increase (decrease) in net assets	(3,130,319,721)	2,249,332,573

Net assets:
Beginning of year	12,415,920,720	10,166,588,147
End of year (includes undistributed net investment income (loss) of $177,753,382 and $19,598,243, respectively)	$9,285,600,999	$12,415,920,720

Notes to Consolidated Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

15                         Invesco Balanced-Risk Allocation Fund

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

16                         Invesco Balanced-Risk Allocation Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying

17                         Invesco Balanced-Risk Allocation Fund

reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

18                         Invesco Balanced-Risk Allocation Fund

N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.84%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $4,428,565.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption

19                         Invesco Balanced-Risk Allocation Fund

proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $892,271 in front-end sales commissions from the sale of Class A shares and $231,373, $24,422 and $511,645 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$5,117,800,030	$—	$—	$5,117,800,030
U.S. Treasury Securities	—	3,246,053,153	—	3,246,053,153
Commodity-Linked Securities	—	272,283,023	—	272,283,023
	5,117,800,030	3,518,336,176	—	8,636,136,206
Futures*	45,613,252	—	—	45,613,252
Swap Agreements*	—	4,142,627	—	4,142,627
Total Investments	$5,163,413,282	$3,522,478,803	$—	$8,685,892,085

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts(a)	$102,958	$(66,504,733)
Swap agreements(b)	6,814,375	(8,009,785)
Interest rate risk:
Futures contracts(a)	120,595,167	—
Swap agreements(b)	3,934,665	—
Market risk:
Futures contracts(a)	33,342,422	(41,922,562)
Swap agreements(b)	1,403,372	—
Total	$166,192,959	$(116,437,080)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

20                         Invesco Balanced-Risk Allocation Fund

Effect of Derivative Investments for the year ended October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$(125,614,476)	$(142,424,485)
Interest rate risk	658,759,605	24,434,294
Market risk	358,478,792	(7,716,546)
Change in Unrealized Appreciation (Depreciation):
Commodity risk	(50,817,527)	18,877,481
Interest rate risk	(126,984,758)	3,934,665
Market risk	(186,359,449)	1,403,372
Total	$527,462,187	$(101,491,219)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$13,450,532,988	$1,852,934,001

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
Counterparty	Gross amounts presented in Consolidated Statement of Assets & Liabilities	Gross amounts offset in Consolidated Statement of Assets & Liabilities	Net amounts of assets presented in Consolidated Statement of Assets and Liabilities	Collateral Received		Net Amount(a)
				Financial Instruments	Cash
Fund
Goldman Sachs International	$5,335,407	$—	$5,335,407	$(4,231,583)	$—	$1,103,824

Subsidiary
Barclays Bank PLC	2,276,088	—	2,276,088	—	—	2,276,088
Goldman Sachs International	9,506,580	—	9,506,580	(9,506,580)	—	—
J.P. Morgan Chase Bank, N.A.	83,078	(83,078)	—	—	—	—
Macquarie Bank, Limited	2,611,979	—	2,611,979	—	—	2,611,979
Merrill Lynch International	78,292	(78,292)	—	—	—	—
Morgan Stanley Capital Services LLC	1,812,516	—	1,812,516	(1,669,477)	—	143,039
Subtotal — Subsidiary	16,368,533	(161,370)	16,207,163	(11,176,057)	—	5,031,106
Total	$21,703,940	$(161,370)	$21,542,570	$(15,407,640)	$—	$6,134,930

Liabilities:
	Gross amounts presented in Consolidated Statement of Assets & Liabilities	Gross amounts offset in Consolidated Statement of Assets & Liabilities	Net amounts of liabilities presented in Consolidated Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount(a)
Subsidiary
Canadian Imperial Bank of Commerce	$90,208	$—	$90,208	$(90,208)	$—	$—
Cargill, Inc.	1,050,658	—	1,050,658	(361,107)	—	689,551
J.P. Morgan Chase Bank, N.A.	7,951,847	(83,078)	7,868,769	(7,868,769)	—	—
Merrill Lynch International	5,392,928	(78,292)	5,314,636	(5,314,636)	—	—
Subtotal — Subsidiary	$14,485,641	$(161,370)	$14,324,271	$(13,634,720)	$—	$689,551

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

21                         Invesco Balanced-Risk Allocation Fund

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”)
Total assets	$2,201,512,790
Total liabilities	(13,896,989)
Net assets	2,187,615,801
Total investment income	939,122
Net investment income (loss)	(20,395,164)
Net realized gain (loss) from:
Investment securities	(2,334,175)
Futures contracts	(125,614,476)
Swap agreements	(142,424,484)
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,916,873
Futures contracts	(50,817,527)
Swap agreements	18,877,481
Net increase (decrease) in net assets resulting from operations	$(319,791,472)

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,261.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

22                         Invesco Balanced-Risk Allocation Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$472,187,821	$416,122,618
Long-term capital gain	365,324,994	116,113,345
Total distributions	$837,512,815	$532,235,963

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$424,147,481
Undistributed long-term gain	238,406,748
Net unrealized appreciation (depreciation) — investments	(776,941)
Net unrealized appreciation — other investments	88,794,016
Temporary book/tax differences	(623,839)
Shares of beneficial interest	8,535,653,534
Total net assets	$9,285,600,999

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $517,458,940 and $477,571,788, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,705,543,133 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,434,442
Aggregate unrealized (depreciation) of investment securities	(3,211,383)
Net unrealized appreciation (depreciation) of investment securities	$(776,941)

Cost of investments for tax purposes is $8,636,913,147.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap income, futures contracts and foreign currency transactions, on October 31, 2014, undistributed net investment income was increased by $279,467,328, undistributed net realized gain was increased by $43,203,649 and shares of beneficial interest was decreased by $322,670,977. This reclassification had no effect on the net assets of the Fund.

23                         Invesco Balanced-Risk Allocation Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	51,806,417	$632,415,865	194,356,645	$2,453,794,943
Class B	140,674	1,658,625	830,841	10,261,565
Class C	21,791,794	258,168,002	94,883,829	1,171,789,462
Class R	662,774	7,969,161	1,872,161	23,391,609
Class Y	121,129,080	1,500,251,125	271,364,647	3,444,593,798
Class R5	2,925,655	35,680,316	5,780,992	73,002,236
Class R6	2,635,178	32,603,862	13,812,861	174,181,433

Issued as reinvestment of dividends:
Class A	21,748,196	252,496,557	13,022,134	161,995,364
Class B	185,614	2,090,018	119,764	1,459,920
Class C	14,422,261	162,394,677	6,979,031	85,074,386
Class R	181,423	2,082,729	66,582	822,296
Class Y	17,088,467	200,276,835	10,988,091	137,570,894
Class R5	1,112,677	13,040,575	607,174	7,601,812
Class R6	3,157,016	37,031,793	2,302,765	28,807,585

Automatic conversion of Class B shares to Class A shares:
Class A	443,300	5,425,537	458,303	5,793,524
Class B	(458,284)	(5,425,537)	(469,307)	(5,793,524)

Reacquired:
Class A	(164,742,314)	(2,008,558,784)	(158,980,154)	(1,993,509,669)
Class B	(621,650)	(7,299,735)	(538,731)	(6,606,491)
Class C	(77,686,916)	(912,157,887)	(49,153,410)	(601,839,447)
Class R	(885,517)	(10,609,041)	(810,862)	(10,117,401)
Class Y	(215,629,161)	(2,638,913,635)	(209,968,791)	(2,650,683,456)
Class R5	(5,001,408)	(61,477,173)	(3,157,072)	(39,986,970)
Class R6	(7,536,409)	(91,947,567)	(18,771,982)	(237,812,925)
Net increase (decrease) in share activity	(213,131,133)	$(2,592,803,682)	175,595,511	$2,233,790,944

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

24                         Invesco Balanced-Risk Allocation Fund

NOTE 13—Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14	$12.88	$(0.14)	$0.53	$0.39	$—	$(0.91)	$(0.91)	$12.36	3.52%	$2,938,957	1.20	%(d)	1.24	%(d)	(1.16	)%(d)	72%
Year ended 10/31/13	12.88	(0.14)	0.78	0.64	(0.29)	(0.35)	(0.64)	12.88	5.15	4,229,859	1.14		1.21		(1.07)		0
Year ended 10/31/12	12.01	(0.13)	1.46	1.33	(0.34)	(0.12)	(0.46)	12.88	11.39	3,600,577	1.10		1.22		(1.00)		282
Year ended 10/31/11	11.68	(0.11)	1.11	1.00	(0.47)	(0.20)	(0.67)	12.01	9.13	1,001,088	1.04		1.31		(0.95)		163	(e)
Year ended 10/31/10	10.72	(0.10)	1.61	1.51	(0.21)	(0.34)	(0.55)	11.68	14.76	207,600	1.04		1.42		(0.93)		33	(e)
Class B
Year ended 10/31/14	12.53	(0.23)	0.53	0.30	—	(0.91)	(0.91)	11.92	2.85	20,853	1.95	(d)	1.99	(d)	(1.91	)(d)	72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	31,381	1.89		1.96		(1.82)		0
Year ended 10/31/12	11.81	(0.21)	1.42	1.21	(0.31)	(0.12)	(0.43)	12.59	10.52	32,246	1.85		1.97		(1.75)		282
Year ended 10/31/11	11.56	(0.19)	1.09	0.90	(0.45)	(0.20)	(0.65)	11.81	8.30	17,722	1.79		2.06		(1.70)		163	(e)
Year ended 10/31/10	10.68	(0.19)	1.61	1.42	(0.20)	(0.34)	(0.54)	11.56	13.95	9,707	1.79		2.17		(1.68)		33	(e)
Class C
Year ended 10/31/14	12.53	(0.23)	0.52	0.29	—	(0.91)	(0.91)	11.91	2.77	1,930,318	1.95	(d)	1.99	(d)	(1.91	)(d)	72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	2,550,094	1.89		1.96		(1.82)		0
Year ended 10/31/12	11.80	(0.21)	1.43	1.22	(0.31)	(0.12)	(0.43)	12.59	10.61	1,898,066	1.85		1.97		(1.75)		282
Year ended 10/31/11	11.56	(0.19)	1.08	0.89	(0.45)	(0.20)	(0.65)	11.80	8.21	383,786	1.79		2.06		(1.70)		163	(e)
Year ended 10/31/10	10.68	(0.19)	1.61	1.42	(0.20)	(0.34)	(0.54)	11.56	13.95	58,377	1.79		2.17		(1.68)		33	(e)
Class R
Year ended 10/31/14	12.75	(0.17)	0.53	0.36	—	(0.91)	(0.91)	12.20	3.30	28,166	1.45	(d)	1.49	(d)	(1.41	)(d)	72
Year ended 10/31/13	12.77	(0.17)	0.77	0.60	(0.27)	(0.35)	(0.62)	12.75	4.89	29,964	1.39		1.46		(1.32)		0
Year ended 10/31/12	11.93	(0.15)	1.44	1.29	(0.33)	(0.12)	(0.45)	12.77	11.12	15,605	1.35		1.47		(1.25)		282
Year ended 10/31/11	11.63	(0.14)	1.10	0.96	(0.46)	(0.20)	(0.66)	11.93	8.84	2,956	1.29		1.56		(1.20)		163	(e)
Year ended 10/31/10	10.71	(0.13)	1.60	1.47	(0.21)	(0.34)	(0.55)	11.63	14.36	597	1.29		1.67		(1.18)		33	(e)
Class Y
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	3,699,738	0.95	(d)	0.99	(d)	(0.91	)(d)	72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.42	4,846,950	0.89		0.96		(0.82)		0
Year ended 10/31/12	12.07	(0.10)	1.47	1.37	(0.35)	(0.12)	(0.47)	12.97	11.69	3,901,165	0.85		0.97		(0.75)		282
Year ended 10/31/11	11.71	(0.08)	1.11	1.03	(0.47)	(0.20)	(0.67)	12.07	9.45	553,001	0.79		1.06		(0.70)		163	(e)
Year ended 10/31/10	10.73	(0.08)	1.61	1.53	(0.21)	(0.34)	(0.55)	11.71	14.97	64,428	0.79		1.17		(0.68)		33	(e)
Class R5
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	186,943	0.93	(d)	0.97	(d)	(0.89	)(d)	72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.45	206,573	0.86		0.93		(0.79)		0
Year ended 10/31/12	12.07	(0.08)	1.45	1.37	(0.35)	(0.12)	(0.47)	12.97	11.69	164,371	0.79		0.90		(0.69)		282
Year ended 10/31/11	11.72	(0.08)	1.11	1.03	(0.48)	(0.20)	(0.68)	12.07	9.36	449,380	0.79		0.97		(0.70)		163	(e)
Year ended 10/31/10	10.73	(0.08)	1.62	1.54	(0.21)	(0.34)	(0.55)	11.72	15.06	467,441	0.79		1.04		(0.68)		33	(e)
Class R6
Year ended 10/31/14	12.99	(0.10)	0.55	0.45	—	(0.91)	(0.91)	12.53	3.97	480,626	0.83	(d)	0.87	(d)	(0.79	)(d)	72
Year ended 10/31/13	12.97	(0.09)	0.77	0.68	(0.31)	(0.35)	(0.66)	12.99	5.48	521,099	0.79		0.86		(0.72)		0
Year ended 10/31/12(f)	13.13	(0.01)	(0.15)	(0.16)	—	—	—	12.97	(3.14)	554,557	0.76	(g)	0.85	(g)	(0.66	)(g)	282

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $3,423,916, $25,616, $2,120,111, $27,956, $3,816,444, $192,465 and $494,197 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Subsequent to issuance of its October 31, 2011 financial statements, the Fund revised the calculation of portfolio turnover as reflected in the financial highlights above.
(f)	Commencement date of September 24, 2012 for Class R6 shares.
(g)	Annualized.

25                         Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Balanced-Risk Allocation Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each period indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 29, 2014

Houston, Texas

26                         Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014, through October 31, 2014.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,024.90	$6.18	$1,019.11	$6.16	1.21%
B	1,000.00	1,021.40	9.99	1,015.32	9.96	1.96
C	1,000.00	1,020.60	9.98	1,015.32	9.96	1.96
R	1,000.00	1,023.50	7.45	1,017.85	7.43	1.46
Y	1,000.00	1,026.20	4.90	1,020.37	4.89	0.96
R5	1,000.00	1,026.20	4.75	1,020.52	4.74	0.93
R6	1,000.00	1,027.00	4.29	1,020.97	4.28	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) Series is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Balanced-Risk Allocation Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that comparative performance data for only the past four calendar years was available. The Board compared the Fund’s performance during the past one, three and four calendar years to the performance of funds in the Lipper performance universe and against the Lipper Global Flexible Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the second quintile for the three and four year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that

28                         Invesco Balanced-Risk Allocation Fund

performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and four year periods. Invesco Advisers noted that being underweight equities and overweight commodities versus the Fund’s Lipper peers affected performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the effective advisory fee rate of the Fund was lower than the effective advisory fee rate of two mutual funds and two off-shore funds advised by Invesco Advisers and higher than the effective advisory fee rate of two off-shore funds advised by Invesco Advisers and higher than the sub-adviser effective fee rate of a mutual fund sub-advised by Invesco Advisers managed using a similar investment process.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

29                         Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$365,324,994
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	17.32%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$472,187,821

30                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Allocation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	IBRA-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Balanced-Risk Commodity Strategy Fund

Nasdaq:
A: BRCAX ■ B: BRCBX ■ C: BRCCX ■ R: BRCRX ■ Y: BRCYX ■ R5: BRCNX ■ R6: IBRFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Consolidated Schedule of Investments
13 Consolidated Financial Statements
15 Notes to Consolidated Financial Statements
24 Consolidated Financial Highlights
25 Auditor's Report
26 Fund Expenses
27 Approval of Investment Advisory and Sub-Advisory Contracts
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Balanced-Risk Commodity Strategy Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Balanced-Risk Commodity Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Balanced-Risk Commodity Strategy Fund underperformed the Bloomberg Commodity Index, the Fund’s broad market/style-specific benchmark. The Fund’s performance for the reporting period was negative.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-11.16%
Class B Shares	-11.90
Class C Shares	-11.81
Class R Shares	-11.42
Class Y Shares	-10.95
Class R5 Shares	-10.95
Class R6 Shares	-10.95
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)*	-5.94

Source(s): ▼Bloomberg LP

*	During the reporting period, the Fund’s broad market/style-specific index changed its name from the Dow Jones-USB Commodity Total Return Index to the Bloomberg Commodity Index.

Market conditions and your Fund

The fiscal year ended October 31, 2014, was a difficult one for commodities; all four complexes – agriculture, energy, precious metals and industrial metals – posted negative results. Tactical positioning within energy through the use of swaps and futures was the only positive contributor to Fund performance for the reporting period.

Commodity markets struggled early in the reporting period as losses in precious metals and agriculture overshadowed gains in energy and industrial metals. The US Federal Reserve’s (the Fed) announcement in December that it would begin to cut back, or taper, its extraordinary asset purchase program was a negative for gold, which had its worst calendar-year performance since 1981.

Fund performance improved in the first quarter of 2014 due to favorable results across all four of the commodity complexes. Returns on commodities exceeded returns for stocks, bonds and currencies. It was the first time since 2012 that commodities outperformed the other three asset classes on a quarterly basis. The Fund’s first-quarter performance was driven to a large degree by geopolitical and weather events; collectively, those events resulted in gains for energy, agriculture and precious metals. Industrial metals, particularly copper, declined as slowing growth trends in the leading emerging markets and concerns about copper collateralized loans in China weighed on prices.

Commodities were positive in the second quarter as well, although positive results in energy, industrial metals and precious metals were offset somewhat by declines in agricultural commodities. Violence in Iraq and dovish comments from the Fed aided energy and precious metals prices. Industrial metals prices gained due to falling copper supplies and a more stable growth outlook for China. Agricultural prices sold off during the quarter due to improved weather conditions and higher inventories. The Fund’s overweight exposure (relative to its benchmark) through swaps and futures to both industrial and precious metals benefited relative performance as prices for both rose during the quarter. Relative to its braod market/style-specific index, the Fund had underweight exposure through the use of swaps and futures to natural gas; this positioning aided Fund performance in the energy complex, as natural gas prices trailed prices for both oil and distillates. In agriculture, our relative underweight exposure, through the use of swaps and futures, to corn, cotton wheat and coffee benefited performance as prices for those commodities softened due to improving weather conditions.

    A strengthening US dollar and weaker economic data from China and Europe both weighed on commodity prices in the third quarter of 2014. The US dollar climbed versus most major currencies due to stronger relative economic growth and expectations of an interest rate hike in 2015. Within agriculture, grain prices softened on bumper harvests, while worries about a credit bubble and weaker economic activity in China hit industrial metals. Within the energy complex, oil prices fell as concern rose about conflict in the Middle East and Ukraine and

Target Risk Allocation and Notional Asset Weights†
By asset class
Asset Class	Risk Allocation*	% of Total Net Assets as of 10/31/14**

Agriculture	24.96%	22.37%
Energy	22.25	15.34
Industrial Metals	27.91	22.95
Precious Metals	24.88	21.54
†	Risk contribution is measured as the standard deviation of each asset class as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of the asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.
*	Based on the expected market exposure.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$720.5 million

4                         Invesco Balanced-Risk Commodity Strategy Fund

decreased global demand. Our strategic positioning through the use of swaps and futures within agriculture and energy were the primary drivers of the Fund’s relative performance for the quarter. Below-benchmark allocations to corn, wheat and soybean oil proved beneficial; strategic underweight exposure to natural gas aided relative results within the energy complex.

The Fund finished the reporting period with a gain in October. On an absolute basis, investments in agricultural commodity swaps and futures were the primary contributor for the month as wet weather delayed the US grain harvest and dry weather impacted production in Brazil, Russia and Australia. Soybeans and soymeal were top performers due to rising export demand, primarily from China. Industrial metals prices increased on better-than-expected Chinese manufacturing data and signs of lower inventory levels in warehouses. Aluminum outperformed copper as aluminum producers continued to reduce production levels. Precious metals declined during the month due to the rising US dollar, hawkish comments from the Fed and robust US economic growth in the third quarter. Silver continued to be weak, with its price falling even more than gold’s. The energy complex suffered significant losses due to rising supplies, softening global demand and the rising US dollar. All of the Fund’s strategic energy exposure, achieved through the use of swaps and futures, declined in value during the month, with gasoline and West Texas Intermediate crude oil being the worst performers.

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued commitment to Invesco Balanced-Risk Commodity Strategy Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity

Strategy Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity

Strategy Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity

Strategy Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity

Strategy Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity

Strategy Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

5                         Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 11/30/10

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-6.45%
1 Year	-16.08

Class B Shares
Inception (11/30/10)	-6.48%
1 Year	-16.30

Class C Shares
Inception (11/30/10)	-5.79%
1 Year	-12.69

Class R Shares
Inception (11/30/10)	-5.27%
1 Year	-11.42

Class Y Shares
Inception (11/30/10)	-4.79%
1 Year	-10.95

Class R5 Shares
Inception (11/30/10)	-4.79%
1 Year	-10.95

Class R6 Shares
Inception	-4.96%
1 Year	-10.95

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.48%, 2.23%, 2.23%, 1.73%, 1.23%, 1.21% and 1.13%, respectively.1,2 The total annual Fund operating expense ratio set forth

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-6.77%
1 Year	-17.13

Class B Shares
Inception (11/30/10)	-6.77%
1 Year	-17.30

Class C Shares
Inception (11/30/10)	-6.07%
1 Year	-13.83

Class R Shares
Inception (11/30/10)	-5.54%
1 Year	-12.56

Class Y Shares
Inception (11/30/10)	-5.08%
1 Year	-12.09

Class R5 Shares
Inception (11/30/10)	-5.08%
1 Year	-12.09

Class R6 Shares
Inception	-5.22%
1 Year	-11.98

in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.52%, 2.27%, 2.27%, 1.77%, 1.27%, 1.25% and 1.17%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2015. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                         Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Fund has received a private letter ruling from the Internal Revenue Service confirming that income derived from the Fund’s investment in a form of commodity-linked note constitutes qualifying income to the Fund. The Fund also has applied to the IRS for a private letter ruling relating to the Subsidiary. The Internal Revenue Service has issued a number of similar letter rulings, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a mutual fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income.

However, the Internal Revenue Service suspended issuance in July 2011 of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied retroactively to the Fund’s investment in the Subsidiary), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
■	Commodity risk. The Fund will concentrate its investments in commodities markets. The Fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because the Fund’s investment strategy seeks to balance risk across the four sectors of the commodities markets and, within each commodity sector, to balance risk across different commodities, to the extent either the four sectors of the commodities markets or the selected commodities are correlated in a way not anticipated by the portfolio managers the Fund’s risk allocation process may not succeed in achieving its investment objective.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco Balanced-Risk Commodity Strategy Fund

obligation to pay an underlying fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in an underlying fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make an underlying fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which an underlying fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact an underlying fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for certain underlying funds than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than certain underlying funds to implement their investment strategy.

■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2014

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–64.69%(a)
U.S. Treasury Bills–27.99%
U.S. Treasury Bills	0.05%	12/04/14	$31,950,000	$31,949,998
U.S. Treasury Bills(b)(c)	0.05%	12/04/14	6,440,000	6,440,000
U.S. Treasury Bills	0.05%	12/11/14	8,190,000	8,189,956
U.S. Treasury Bills(c)	0.06%	12/11/14	2,210,000	2,209,988
U.S. Treasury Bills(c)(d)	0.02%	12/18/14	2,080,000	2,079,987
U.S. Treasury Bills	0.02%	12/18/14	7,464,000	7,463,953
U.S. Treasury Bills(c)(d)	0.04%	12/18/14	2,010,000	2,009,987
U.S. Treasury Bills	0.04%	12/18/14	7,216,000	7,215,954
U.S. Treasury Bills	0.10%	01/08/15	8,400,000	8,399,922
U.S. Treasury Bills(c)(d)	0.10%	01/08/15	8,400,000	8,399,922
U.S. Treasury Bills(c)(d)	0.05%	01/15/15	27,600,000	27,599,716
U.S. Treasury Bills	0.05%	01/15/15	12,600,000	12,599,871
U.S. Treasury Bills	0.05%	01/22/15	11,760,000	11,759,998
U.S. Treasury Bills(c)(d)	0.05%	01/22/15	11,760,000	11,759,998
U.S. Treasury Bills	0.06%	01/29/15	43,060,000	43,059,473
U.S. Treasury Bills(c)(d)	0.06%	01/29/15	10,550,000	10,549,871
				201,688,594

U.S. Treasury Notes–36.70%
U.S. Treasury Notes(b)(c)(d)(e)	0.07%	01/31/16	15,410,000	15,410,272
U.S. Treasury Notes(e)	0.07%	01/31/16	62,880,000	62,881,110
U.S. Treasury Notes(c)(d)(e)	0.09%	04/30/16	16,180,000	16,185,456
U.S. Treasury Notes(e)	0.09%	04/30/16	114,510,000	114,548,610
U.S. Treasury Notes(c)(e)	0.09%	07/31/16	11,450,000	11,454,736
U.S. Treasury Notes(e)	0.09%	07/31/16	43,910,000	43,928,162
				264,408,346
Total U.S. Treasury Securities (Cost $466,047,455)				466,096,940

			Shares
Exchange Traded Funds–2.92%
PowerShares DB Gold Fund (Cost $28,788,689)(f)			542,000	21,024,180

		Expiration Date	Principal Amount
Commodity-Linked Securities–1.78%
Barclays Bank PLC, Series 1, U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (Cost $20,150,000)(g)		09/29/15	$20,150,000	12,805,255

			Shares
Money Market Funds–28.82%
Liquid Assets Portfolio–Institutional Class(h)			85,507,064	85,507,064
Premier Portfolio–Institutional Class(h)			85,507,065	85,507,065
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class(c)(h)			36,655,939	36,655,939
Total Money Market Funds (Cost $207,670,068)				207,670,068
TOTAL INVESTMENTS–98.21% (Cost $722,656,212)				707,596,443
OTHER ASSETS LESS LIABILITIES–1.79%				12,909,907
NET ASSETS–100.00%				$720,506,350

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco  Balanced-Risk Commodity Strategy Fund

Open Futures Contracts(i)
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Coffee C(c)	Short		41	December-2014	$(2,890,500)	$188,922
Corn(c)	Short		382	December-2014	(7,195,925)	1,272,880
Cotton No. 2(c)	Long		357	December-2014	11,504,325	229,699
NYH RBOB Gasoline (Globex)(c)	Long		310	December-2014	27,964,356	(172,627)
Soybean(c)	Long		1,231	January-2015	64,581,338	4,735,209
Soybean Oil(c)	Short		274	December-2014	(5,721,120)	384,995
Wheat(c)	Short		225	December-2014	(5,990,625)	302,334
Total Futures Contracts — Commodity Risk						$6,941,412

Open Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Barclays Brent Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Barclays Bank PLC	41,900	March-2015	$22,675,425	$464,679
Receive a return equal to the Barclays Silver Nearby Excess Return Index and pay the product of (i) 0.19% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Barclays Bank PLC	216,600	June-2015	49,844,663	(3,875,949)
Receive a return equal to the Barclays WTI Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Barclays Bank PLC	47,700	March-2015	24,193,187	(119,560)
Pay/Receive a floating rate equal to the Optimum GSCI Heating Oil Roll Yield 9m Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Barclays Bank PLC	14,000	August-2015	(5,452,525)	(115,979)
Pay/Receive a floating rate equal to the Optimum GSCI Live Cattle Roll Yield 9m Excess Return Index and pay the product of (i) 0.47% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Barclays Bank PLC	9,700	October-2015	(1,493,047)	(35,840)
Receive a return equal to the CIBC Dynamic Roll LME Copper Excess Return Index 2 and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Canadian Imperial Bank of Commerce	906,800	April-2015	76,631,673	(25,300)
Receive a return equal to the Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Goldman Sachs International	124,350	March-2015	34,555,423	(2,008,787)
Pay/Receive a floating rate equal to the S&P GSCI Brent Crude 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Goldman Sachs International	5,870	February-2015	(6,592,215)	0
Receive a return equal to the S&P GSCI Crude Oil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Goldman Sachs International	30,100	February-2015	16,367,230	0
Pay/Receive a floating rate equal to the S&P GSCI Gasoil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Goldman Sachs International	700	November-2015	(553,187)	0
Pay/Receive a floating rate equal to the S&P GSCI Heating Oil 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Goldman Sachs International	51,300	February-2015	(20,664,769)	0
Receive a return equal to the S&P GSCI Natural Gas 1 Month Forward Index Excess Return and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Goldman Sachs International	1,218,000	January-2015	10,146,549	0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco  Balanced-Risk Commodity Strategy Fund

Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the S&P GSCI Soybean Meal Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Goldman Sachs International	62,630	September-2015	$76,772,731	$0
Receive a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	JPMorgan Chase Bank, N.A.	497,000	April-2015	52,014,827	(3,086,270)
Receive a return equal to Modified Macquarie Single Commodity Sugar type A Excess Return Index and pay the product of (i) 0.34% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Macquarie Bank Ltd.	95,500	March-2015	22,079,972	13,771
Receive a return equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Merrill Lynch International	108,600	June-2015	16,755,796	0
Receive a return equal to the MLCX Aluminum Annual Excess Return Index and pay the product of (i) 0.28% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Merrill Lynch International	109,700	September-2015	13,428,344	0
Receive a return equal to the MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Merrill Lynch International	102,190	May-2015	67,120,303	0
Total Swap Agreements — Commodity Risk						$(8,789,235)
Index Information:

Barclays Diversified Energy-Metals Total Return Index

– a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: gold, silver, copper, Brent Crude oil, WTI Crude oil, gasoil and unleaded gasoline.

Barclays Brent Crude Roll Yield Excess Return Index	– a commodity index composed of futures contracts on Brent Crude oil.
Barclays Silver Nearby Excess Return Index	– a commodity index composed of futures contracts on silver.
Barclays WTI Crude Roll Yield Excess Return Index	– a commodity index composed of futures contracts on WTI Crude oil.
Optimum GSCI Heating Oil Roll Yield 9m Excess Return Index	– a commodity index composed of futures contracts on heating oil.
Optimum GSCI Live Cattle Roll Yield 9m Excess Return Index	– a commodity index composed of futures contracts on live cattle
CIBC Dynamic Roll LME Copper Excess Return Index 2	– a commodity index composed of futures contracts on copper.
Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index	– a commodity index composed of futures contracts on sugar.
S&P GSCI Brent Crude 1 Month Forward Index Excess Return	– a commodity index composed of futures contracts on Brent Crude oil.
S&P GSCI Crude Oil 1 Month Forward Index Excess Return	– a commodity index composed of futures contracts on crude oil.
S&P GSCI Gasoil 1 Month Forward Index Excess Return	– a commodity index composed of futures contracts on gasoil.
S&P GSCI Heating Oil 1 Month Forward Index Excess Return	– a commodity index composed of futures contracts on heating oil.
S&P GSCI Natural Gas 1 Month Forward Index Excess Return	– a commodity index composed of futures contracts on natural gas.
S&P GSCI Soybean Meal Excess Return Index	– a commodity index composed of futures contracts on soybean meal.
S&P GSCI Gold Index Excess Return	– a commodity index composed of futures contracts on gold.
Modified Macquarie Single Commodity Sugar type A Excess Return Index	– a commodity index composed of futures contracts on sugar.
Merrill Lynch Gold Excess Return Index	– a commodity index composed of futures contracts on gold.
MLCX Aluminum Annual Excess Return Index	– a commodity index composed of futures contracts on aluminum.
MLCX Dynamic Enhanced Copper Excess Return Index	– a commodity index composed of futures contracts on copper.

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(c)	The investment is owned by the Subsidiary. See Note 5.
(d)	All or a portion of the value was designated as collateral for swap agreements. See Note 1K and Note 4.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2014.
(f)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2014 represented 2.92% of the Fund’s Net Assets. See Note 6.
(g)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2014 represented 1.78% of the Fund’s Net Assets.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.
(i)	Futures contracts collateralized by $4,210,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco  Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $486,197,455)	$478,902,195
Investments in affiliates, at value (Cost $236,458,757)	228,694,248
Total investments, at value (Cost $722,656,212)	707,596,443
Receivable for:
Deposits with brokers for open futures contracts	4,210,000
Variation margin — futures	919,580
Fund shares sold	2,844,324
Dividends and interest	7,584
Swaps receivables	16,912,814
Unrealized appreciation on swap transactions — OTC	478,450
Investment for trustee deferred compensation and retirement plans	65,353
Other assets	10,983
Total assets	733,045,531

Liabilities:
Payable for:
Fund shares reacquired	2,803,319
Accrued fees to affiliates	239,522
Accrued trustees’ and officers’ fees and benefits	2,765
Accrued other operating expenses	93,095
Trustee deferred compensation and retirement plans	132,795
Unrealized depreciation on swap transactions — OTC	9,267,685
Total liabilities	12,539,181
Net assets applicable to shares outstanding	$720,506,350

Net assets consist of:
Shares of beneficial interest	$757,166,460
Undistributed net investment income	10,708,705
Undistributed net realized gain (loss)	(30,461,223)
Net unrealized appreciation (depreciation)	(16,907,592)
$720,506,350

Net Assets:
Class A	$47,338,644
Class B	$513,756
Class C	$3,611,869
Class R	$370,580
Class Y	$268,106,149
Class R5	$269,489,780
Class R6	$131,075,572

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,890,191
Class B	65,457
Class C	460,816
Class R	46,372
Class Y	32,975,843
Class R5	33,144,776
Class R6	16,113,650
Class A:
Net asset value per share	$8.04
Maximum offering price per share
(Net asset value of $8.04 ÷ 94.50%)	$8.51
Class B:
Net asset value and offering price per share	$7.85
Class C:
Net asset value and offering price per share	$7.84
Class R:
Net asset value and offering price per share	$7.99
Class Y:
Net asset value and offering price per share	$8.13
Class R5:
Net asset value and offering price per share	$8.13
Class R6:
Net asset value and offering price per share	$8.13

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco  Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends from affiliates	$102,064
Interest	299,177
Total investment income	401,241

Expenses:
Advisory fees	7,887,512
Administrative services fees	207,100
Custodian fees	23,350
Distribution fees:
Class A	149,995
Class B	7,387
Class C	41,998
Class R	1,996
Transfer agent fees — A, B, C, R and Y	801,864
Transfer agent fees — R5	252,825
Transfer agent fees — R6	228
Trustees’ and officers’ fees and benefits	46,235
Other	342,650
Total expenses	9,763,140
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,608,110)
Net expenses	8,155,030
Net investment income (loss)	(7,753,789)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,592,703)
Futures contracts	(19,176,930)
Swap agreements	(51,412,255)
(73,181,888)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(9,844,246)
Futures contracts	7,906,430
Swap agreements	(4,039,999)
(5,977,815)
Net realized and unrealized gain (loss)	(79,159,703)
Net increase (decrease) in net assets resulting from operations	$(86,913,492)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco  Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(7,753,789)	$(6,698,531)
Net realized gain (loss)	(73,181,888)	(93,272,211)
Change in net unrealized appreciation (depreciation)	(5,977,815)	(6,200,698)
Net increase (decrease) in net assets resulting from operations	(86,913,492)	(106,171,440)

Distributions to shareholders from net investment income:
Class A	—	(2,068,417)
Class B	—	(52,414)
Class C	—	(132,315)
Class R	—	(7,899)
Class Y	—	(5,447,206)
Class R5	—	(5,160,504)
Class R6	—	(2,147,727)
Total distributions from net investment income	—	(15,016,482)

Share transactions–net:
Class A	(15,519,112)	(14,386,021)
Class B	(497,940)	(2,239,255)
Class C	(814,012)	(2,412,304)
Class R	(84,233)	201,350
Class Y	49,824,052	56,744,501
Class R5	36,076,794	67,679,089
Class R6	21,545,333	39,704,723
Net increase in net assets resulting from share transactions	90,530,882	145,292,083
Net increase in net assets	3,617,390	24,104,161

Net assets:
Beginning of year	716,888,960	692,784,799
End of year (includes undistributed net investment income of $10,708,705 and $4,648,375, respectively)	$720,506,350	$716,888,960

Notes to Consolidated Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

15                         Invesco  Balanced-Risk Commodity Strategy Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement

16                         Invesco  Balanced-Risk Commodity Strategy Fund

of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as

17                         Invesco  Balanced-Risk Commodity Strategy Fund

unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security possesses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.05%
Next $250 million	1.025%
Next $500 million	1.00%
Next $1.5 billion	0.975%
Next $2.5 billion	0.95%
Next $2.5 billion	0.925%
Next $2.5 billion	0.90%
Over $10 billion	0.875%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 1.02%.

18                         Invesco  Balanced-Risk Commodity Strategy Fund

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2014, the Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. Prior to July 1, 2014, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 0.97% and 0.97% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $862,007 and reimbursed class level expenses of $94,637, $1,165, $6,625, $630, $471,705, $169,316 and $228 of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $5,077 in front-end sales commissions from the sale of Class A shares and $110, $366 and $139 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

19                         Invesco  Balanced-Risk Commodity Strategy Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Commodity-Linked Securities	$—	$12,805,255	$—	$12,805,255
Exchange Traded Fund	21,024,180	—	—	21,024,180
U.S. Treasury Securities	—	466,096,940	—	466,096,940
Money Market Funds	207,670,068	—	—	207,670,068
	228,694,248	478,902,195	—	707,596,443
Futures*	6,941,412	—	—	6,941,412
Swap Agreements*	—	(8,789,235)	—	(8,789,235)
Total Investments	$235,635,660	$470,112,960	$—	$705,748,620

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts(a)	$7,114,039	$(172,627)
Swap agreements(b)	478,450	(9,267,685)
Total	$7,592,489	$(9,440,312)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements and Unrealized depreciation on swap agreements.

Effect of Derivative Investments for the year ended October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$(19,176,930)	$(51,412,255)
Change in Unrealized Appreciation (Depreciation):
Commodity risk	7,906,430	(4,039,999)
Total	$(11,270,500)	$(55,452,254)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$155,936,206	$713,665,968

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

20                         Invesco  Balanced-Risk Commodity Strategy Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Consolidated Statement of Assets & Liabilities	Gross amounts offset in Consolidated Statement of Assets & Liabilities	Net amounts of assets presented in Consolidated Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Subsidiary
Barclays Bank PLC	$464,679	$(464,679)	$—	$—	$—	$—
Goldman Sachs International	19,750,579	(4,739,223)	15,011,356	—	—	15,011,356
Macquarie Bank Ltd.	13,771	—	13,771	—	—	13,771
Merrill Lynch International	464,732	(464,732)	—	—	—	—
Total	$20,693,761	(5,668,634)	$15,025,127	$—	$—	$15,025,127

Liabilities:
	Gross amounts presented in Consolidated Statement of Assets & Liabilities	Gross amounts offset in Consolidated Statement of Assets & Liabilities	Net amounts of liabilities presented in Consolidated Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Subsidiary
Barclays Bank PLC	$4,147,328	$(464,679)	$3,682,649	$(3,682,649)	$—	$—
Canadian Imperial Bank of Commerce	25,300	—	25,300	(25,300)	—	—
Goldman Sachs International	4,739,223	(4,739,223)	—	—	—	—
JPMorgan Chase Bank, N.A.	3,086,270	—	3,086,270	(3,086,270)	—	—
Merrill Lynch International	572,061	(464,732)	107,329	(107,329)	—	—
Total	$12,570,182	$(5,668,634)	$6,901,548	$(6,901,548)	$—	$—

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”)
Total assets	$173,278,419
Total liabilities	(9,272,807)
Net assets	164,005,612
Total investment income	87,295
Net investment income (loss)	(1,802,080)
Net realized gain (loss) from:
Investment securities	328
Futures contracts	(19,176,930)
Swap agreements	(51,412,255)
Change in net unrealized appreciation (depreciation) of:
Investment securities	6,188
Futures contracts	7,906,430
Swap agreements	(4,039,999)
Increase (decrease) in net assets resulting from operations	$(68,518,318)

NOTE 6—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2014.

	Value 10/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/14	Dividend Income
PowerShares DB Gold Fund	$25,321,440	$2,392,512	$(3,514,795)	$(1,930,365)	$(1,244,612)	$21,024,180	$—

21                         Invesco  Balanced-Risk Commodity Strategy Fund

NOTE 7—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,797.

NOTE 8—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 9—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$—	$15,016,482

Tax Components of Net Assets at Period-End:

2014
Net unrealized appreciation (depreciation) — investments	$(8,458,052)
Temporary book/tax differences	(125,720)
Capital loss carryforward	(22,866,015)
Late-year ordinary loss deferral	(5,210,323)
Shares of beneficial interest	757,166,460
Total net assets	$720,506,350

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2015	$2,394,859	$—	$2,394,859
October 31, 2016	276,503	—	276,503
Not subject to expiration	12,990,329	7,204,324	20,194,653
	$15,661,691	$7,204,324	$22,866,015

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

22                         Invesco  Balanced-Risk Commodity Strategy Fund

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $22,542,512 and $22,529,666, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $264,382,087 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.”

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$49,485
Aggregate unrealized (depreciation) of investment securities	(8,507,537)
Net unrealized appreciation (depreciation) of investment securities	$(8,458,052)

Cost of investments for tax purposes is $716,054,495.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreement income, net operating losses and net investment losses from subsidiary, on October 31, 2014, undistributed net investment income was increased by $13,814,119, undistributed net realized gain (loss) was increased by $55,597,197 and shares of beneficial interest was decreased by $69,411,316. This reclassification had no effect on the net assets of the Fund.

NOTE 13—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	2,976,484	$26,030,155	3,242,215	$31,871,128
Class B	904	7,902	2,089	21,181
Class C	95,677	824,090	32,181	317,106
Class R	15,425	135,101	29,603	295,450
Class Y	33,970,673	301,075,976	23,021,225	223,157,442
Class R5	6,288,265	55,370,590	8,552,227	81,321,320
Class R6	3,104,708	27,058,977	5,383,293	50,562,789

Issued as reinvestment of dividends:
Class A	—	—	183,695	1,899,098
Class B	—	—	4,712	48,335
Class C	—	—	11,826	120,889
Class R	—	—	744	7,684
Class Y	—	—	193,880	2,008,312
Class R5	—	—	490,774	5,103,801
Class R6	—	—	206,575	2,147,727

Automatic conversion of Class B shares to Class A shares:
Class A	36,589	323,416	169,574	1,648,151
Class B	(37,280)	(323,416)	(171,769)	(1,648,151)

Reacquired:
Class A	(4,784,440)	(41,872,683)	(5,218,062)	(49,804,398)
Class B	(21,273)	(182,426)	(68,219)	(660,620)
Class C	(191,231)	(1,638,102)	(299,424)	(2,850,299)
Class R	(24,847)	(219,334)	(10,640)	(101,784)
Class Y	(28,413,450)	(251,251,924)	(18,039,750)	(168,421,253)
Class R5	(2,277,011)	(19,293,796)	(2,005,389)	(18,746,032)
Class R6	(622,491)	(5,513,644)	(1,338,335)	(13,005,793)
Net increase in share activity	10,116,702	$90,530,882	14,373,025	$145,292,083

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 34% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 18% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.

23                         Invesco  Balanced-Risk Commodity Strategy Fund

NOTE 14—Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14	$9.05	$(0.11)	$(0.90)	$(1.01)	$—	$8.04	(11.16)%	$47,339	1.30	%(d)	1.57	%(d)	(1.25	)%(d)	21%
Year ended 10/31/13	10.73	(0.11)	(1.35)	(1.46)	(0.22)	9.05	(13.89)	69,350	1.22		1.47		(1.14)		47
Year ended 10/31/12	10.42	(0.12)	0.43	0.31	—	10.73	2.97	99,577	1.22		1.46		(1.13)		152
Year ended 10/31/11(e)	10.00	(0.12)	0.54	0.42	—	10.42	4.20	7,659	1.22	(f)	1.54	(f)	(1.13	)(f)	0
Class B
Year ended 10/31/14	8.91	(0.17)	(0.89)	(1.06)	—	7.85	(11.90)	514	2.05	(d)	2.32	(d)	(2.00	)(d)	21
Year ended 10/31/13	10.59	(0.18)	(1.33)	(1.51)	(0.17)	8.91	(14.44)	1,096	1.97		2.22		(1.89)		47
Year ended 10/31/12	10.36	(0.20)	0.43	0.23	—	10.59	2.22	3,773	1.97		2.21		(1.88)		152
Year ended 10/31/11(e)	10.00	(0.19)	0.55	0.36	—	10.36	3.60	277	1.97	(f)	2.29	(f)	(1.88	)(f)	0
Class C
Year ended 10/31/14	8.89	(0.17)	(0.88)	(1.05)	—	7.84	(11.81)	3,612	2.05	(d)	2.32	(d)	(2.00	)(d)	21
Year ended 10/31/13	10.58	(0.18)	(1.34)	(1.52)	(0.17)	8.89	(14.55)	4,948	1.97		2.22		(1.89)		47
Year ended 10/31/12	10.35	(0.20)	0.43	0.23	—	10.58	2.22	8,585	1.97		2.21		(1.88)		152
Year ended 10/31/11(e)	10.00	(0.19)	0.54	0.35	—	10.35	3.50	1,822	1.97	(f)	2.29	(f)	(1.88	)(f)	0
Class R
Year ended 10/31/14	9.02	(0.13)	(0.90)	(1.03)	—	7.99	(11.42)	371	1.55	(d)	1.82	(d)	(1.50	)(d)	21
Year ended 10/31/13	10.71	(0.13)	(1.36)	(1.49)	(0.20)	9.02	(14.13)	504	1.47		1.72		(1.39)		47
Year ended 10/31/12	10.42	(0.15)	0.44	0.29	—	10.71	2.78	386	1.47		1.71		(1.38)		152
Year ended 10/31/11(e)	10.00	(0.14)	0.56	0.42	—	10.42	4.20	111	1.47	(f)	1.79	(f)	(1.38	)(f)	0
Class Y
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	268,106	1.05	(d)	1.32	(d)	(1.00	)(d)	21
Year ended 10/31/13	10.81	(0.09)	(1.36)	(1.45)	(0.23)	9.13	(13.69)	250,463	0.97		1.22		(0.89)		47
Year ended 10/31/12	10.47	(0.09)	0.43	0.34	—	10.81	3.25	240,404	0.97		1.21		(0.88)		152
Year ended 10/31/11(e)	10.00	(0.09)	0.56	0.47	—	10.47	4.70	59,063	0.97	(f)	1.29	(f)	(0.88	)(f)	0
Class R5
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	269,490	1.02	(d)	1.19	(d)	(0.97	)(d)	21
Year ended 10/31/13	10.80	(0.09)	(1.35)	(1.44)	(0.23)	9.13	(13.61)	266,031	0.97		1.20		(0.89)		47
Year ended 10/31/12	10.47	(0.09)	0.42	0.33	—	10.80	3.15	238,710	0.97		1.14		(0.88)		152
Year ended 10/31/11(e)	10.00	(0.09)	0.56	0.47	—	10.47	4.70	102,857	0.97	(f)	1.21	(f)	(0.88	)(f)	0
Class R6
Year ended 10/31/14	9.13	(0.08)	(0.92)	(1.00)	—	8.13	(10.95)	131,076	0.99	(d)	1.10	(d)	(0.94	)(d)	21
Year ended 10/31/13	10.80	(0.08)	(1.36)	(1.44)	(0.23)	9.13	(13.61)	124,497	0.97		1.12		(0.89)		47
Year ended 10/31/12(e)	11.15	(0.01)	(0.34)	(0.35)	—	10.80	(3.14)	101,349	0.97	(f)	1.15	(f)	(0.88	)(f)	152

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $32,276,528 and sold of $14,234,590 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Commodities Strategy Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $59,998, $739, $4,200, $399, $299,050, $275,508 and $130,107 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of November 30, 2010 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares. Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

24                         Invesco  Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Balanced-Risk Commodity Strategy Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years then ended and for the period November 30, 2010 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 29, 2014

Houston, Texas

25                         Invesco  Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014, through October 31, 2014.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[3]	Ending Account Value (10/31/14)	Expenses Paid During Period[4]
A	$1,000.00	$897.30	$6.65	$1,018.20	$7.07	1.39%
B	1,000.00	894.10	10.22	1,014.42	10.87	2.14
C	1,000.00	894.00	10.22	1,014.42	10.87	2.14
R	1,000.00	895.70	7.84	1,016.94	8.34	1.64
Y	1,000.00	898.30	5.45	1,019.46	5.80	1.14
R5	1,000.00	899.30	5.12	1,019.81	5.45	1.07
R6	1,000.00	898.30	4.83	1,020.11	5.14	1.01

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective July 1, 2014, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.13% and 1.04% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.17, $10.74, $10.74, $8.36, $5.98, $5.41 and $4.98 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.63, $11.42, $11.42, $8.89, $6.36, $5.75 and $5.30 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

26                         Invesco  Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that only three calendar years of comparative performance data was available for the Fund. The Board compared the Fund’s performance during the past one and three calendar years to the performance of funds in the Lipper performance universe and against the Lipper Commodities General Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth

27                         Invesco  Balanced-Risk Commodity Strategy Fund

quintile of its performance universe for the one year period and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and its affiliates do not manage other mutual funds using an investment process substantially similar to the investment process used for the Fund.

The Board did consider the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process use for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

28                         Invesco  Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco  Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco  Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco  Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Balanced-Risk Commodity Strategy Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	BRCS-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco China Fund

Nasdaq:
A: AACFX ■ B: ABCFX ■ C: CACFX ■ Y: AMCYX ■ R5: IACFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Contracts
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco China Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco China Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco China Fund underperformed its style-specific benchmark, the MSCI China 10/40 Index. Relative underperformance was driven by stock selection in the information technology (IT) sector and Fund holdings in the telecommunication services sector. Some of this underperformance was offset by overweight exposure to the health care sector and stock selection in the consumer staples sector which benefited Fund performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.92%
Class B Shares	-1.66
Class C Shares	-1.67
Class Y Shares	-0.67
Class R5 Shares	-0.46
MSCI EAFE Index▼ (Broad Market Index)	-0.60
MSCI China 10/40 Index▼ (Style-Specific Index)	6.67
Lipper China Region Funds Index■ (Peer Group Index)	5.59

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets generally rose during the fiscal year ended October 31, 2014, on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns.

These concerns included worries about potentially negative effects of the US Federal Reserve reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth.

Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong positive gains.

For the reporting period, Invesco China Fund underperformed the MSCI China 10/40 Index due to stock selection in the IT sector and Fund holdings in the telecommunication services sector. Fund holdings in the industrials sector and stock selection in the financials sector also detracted from relative performance. Conversely, overweight exposure to the health care sector and stock selection in the consumer staples sector contributed to Fund performance versus the style-specific index.

    Within the IT sector, stock selection was the largest detractor from relative performance versus the style-specific index. HC International was the largest individual detractor from both absolute and relative performance during the reporting period. HC International is a leading domestic B2B e-commerce company that offers complete online and offline marketing services for small to medium enterprises. After the first quarter of 2014, the company suffered from the profit-taking activities in the IT software industry despite strong expected revenue growth. United Photovoltaics Group was another large detractor from relative performance. The company focuses on the development of large renewable energy power plants. After strong performance early in the fiscal year, the company suffered due to the resignation of its chief financial officer in April. However, a subsequent rebound in shares amid good earnings results partially offset some of the negative performance.

    Fund holdings in the telecommunication services sector also detracted from relative performance for the reporting period. Not owning several strong-performing names held by the style-specific benchmark detracted from relative performance for the reporting period. Most notably, not owning China Mobile hurt relative results. China Mobile held a significant weight in the MSCI China 10/40 Index and had a strong positive return for the fiscal year.

Portfolio Composition
By sector

Financials	30.4%
Health Care	13.9
Information Technology	13.9
Energy	11.6
Utilities	10.5
Consumer Discretionary	9.3
Consumer Staples	3.6
Industrials	3.2
Telecommunication Services	2.4
Money Market Funds
Plus Other Assets Less Liabilities	1.2

Top 10 Equity Holdings*

1.	Beijing Enterprises Water Group Ltd.	6.3%
2.	Tencent Holdings Ltd.	6.3
3.	China Construction Bank Corp.-Class H	6.2
4.	Melco International Development Ltd.	4.4
5.	China Life Insurance Co., Ltd.-Class H	4.2
6.	Huaneng Renewables Corp. Ltd.-Class H	4.2
7.	PetroChina Co. Ltd.-Class H	4.2
8.	Industrial and Commercial Bank of China Ltd.-Class H	4.1
9.	CSPC Pharmaceutical Group Ltd.	3.6
10.	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd-Class H	3.2

Total Net Assets	$88.8 million

Total Number of Holdings*	41

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco China Fund

Fund holdings in the industrials sector and stock selection in the financials sector detracted from relative performance versus the style-specific index as well. In the industrials sector, Summit Ascent Holdings was the largest detractor from relative performance. The company has diversified its business from supplying building materials to operating a gaming and resort development project in Russia. Despite a drop in share price due to the delay of launching the casino hotel project, we maintained the stock position as it is a first-mover in the Russian gaming market and may enjoy a three-year monopoly until 2018. Not owning several strong-performing names in the railway segment within the industrials sector also hurt relative performance, as railway stocks rallied upon market expectation of China increasing the infrastructure budget.

In the financials sector, Bank of China was the largest detractor from relative Fund performance versus the style-specific index. Property developer Longfor Properties also detracted from relative performance as the property segment underperformed the financials sector. We sold our position in Longfor Properties during the reporting period.

Some of the Fund’s underperformance was offset by overweight exposure to the health care sector and stock selection in the consumer staples sector. In the health care sector, specialty pharmaceutical company Luye Pharma Group led relative performance since listing in July. CSPC Pharmaceuticals Group also contributed to relative performance in the sector.

In the consumer staples sector, Yashili International Holdings contributed to relative Fund performance versus the style-specific index. The company is primarily engaged in the manufacturing and selling of dairy and nourishment products. It recently introduced the French multinational food company, Danone (not a Fund holding), as a strategic investor. We expect further cooperation between the two companies in research and development, brands, channel and production management. We sold our position in Yashili International Holding as the company no longer met our investment thesis.

Over the fiscal year, we have seen progress in different reform aspects in China. On the fiscal front, the recent government guidance allowing provincial-level governments to raise funds is an encouraging sign in reducing the common use of shadow banking through local government financing vehicles. We believe this will lower the systemic risk in the financial system over the long run.

Thank you for your continued investment in Invesco China Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joseph Tang Portfolio Manager, is manager of Invesco China Fund. He joined Invesco in 2006. Mr. Tang earned an MS in finance from the University of Lancaster, UK.

5                         Invesco China Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

performance in China, taking into consideration concentration constraints applicable to funds registered for sale in Europe pursuant to the UCITS III Directive. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

■	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco China Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	8.59%
5 Years	1.32
1 Year	-6.36

Class B Shares
Inception (3/31/06)	8.56%
5 Years	1.35
1 Year	-6.57

Class C Shares
Inception (3/31/06)	8.49%
5 Years	1.72
1 Year	-2.65

Class Y Shares
Inception	9.49%
5 Years	2.74
1 Year	-0.67

Class R5 Shares
Inception (3/31/06)	9.82%
5 Years	2.96
1 Year	-0.46

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 1.78%, 2.53%, 2.53%, 1.53% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	8.02%
5 Years	1.40
1 Year	-8.73

Class B Shares
Inception (3/31/06)	7.99%
5 Years	1.42
1 Year	-8.95

Class C Shares
Inception (3/31/06)	7.92%
5 Years	1.79
1 Year	-5.13

Class Y Shares
Inception	8.92%
5 Years	2.81
1 Year	-3.22

Class R5 Shares
Inception (3/31/06)	9.24%
5 Years	3.02
1 Year	-3.02

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco China Fund

Invesco China Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Participation notes risk. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market they seek to replicate. In addition, the Fund has no rights under participation notes against the issuer of the underlying security and is subject to the creditworthiness of the issuing bank or broker-dealer.
■	Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Unique economic and political risks of investing in China risk. China remains a totalitarian country with the following risks: nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries.

About indexes used in this report

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI China 10/40 Index is a free float-adjusted market-capitalization index that measures equity market continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco China Fund

Schedule of Investments(a)

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–98.82%(b)
Asset Management & Custody Banks–1.36%
China Cinda Asset Management Co. Ltd.–Class H(c)	2,552,000	$1,207,701

Casinos & Gaming–6.83%
Melco International Development Ltd. (Hong Kong)	1,429,000	3,869,583
MGM China Holdings Ltd. (Macau)	343,200	1,122,957
Sands China Ltd. (Hong Kong)	173,200	1,078,717
		6,071,257

Coal & Consumable Fuels–4.73%
China Coal Energy Co. Ltd.–Class H	2,464,000	1,525,537
China Shenhua Energy Co. Ltd.–Class H	949,500	2,675,217
		4,200,754

Diversified Banks–13.96%
Agricultural Bank of China Ltd.–Class H	4,093,000	1,900,014
China Construction Bank Corp.–Class H	7,364,290	5,488,723
China Merchants Bank Co., Ltd.–Class H	745,500	1,380,431
Industrial & Commercial Bank of China Ltd.–Class H	5,495,000	3,634,944
		12,404,112

Education Services–0.96%
New Oriental Education & Technology Group, Inc.–ADR(c)	39,334	849,614

Food Retail–0.98%
China Resources Enterprise Ltd.	366,000	870,271

Health Care Distributors–2.87%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	1,019,300	2,552,489

Industrial Conglomerates–2.23%
Beijing Enterprises Holdings Ltd.	242,000	1,983,714

Integrated Oil & Gas–4.15%
PetroChina Co. Ltd.–Class H	2,936,000	3,690,250

Integrated Telecommunication Services–2.43%
China Unicom (Hong Kong) Ltd.	1,442,000	2,162,245

Internet Software & Services–12.80%
21Vianet Group, Inc.–ADR(c)	83,075	1,737,929
Baidu, Inc.–ADR(c)	7,990	1,907,772
HC International, Inc.(c)	1,112,000	1,357,454
Tencent Holdings Ltd.	349,600	5,571,890
YY Inc.–ADR(c)	9,558	791,976
		11,367,021

IT Consulting & Other Services–0.64%
China Public Procurement Ltd.(c)	16,236,000	569,055

	Shares	Value
Life & Health Insurance–5.74%
China Life Insurance Co., Ltd.–Class H	1,245,000	$3,716,453
Ping An Insurance (Group) Co. of China Ltd.–Class H	169,000	1,384,051
		5,100,504

Multi-Line Insurance–2.40%
China Pacific Insurance (Group) Co., Ltd.–Class H	568,200	2,130,685

Oil & Gas Exploration & Production–2.68%
CNOOC Ltd.	1,523,000	2,384,170

Packaged Foods & Meats–2.58%
China Mengniu Dairy Co. Ltd.	519,000	2,292,137

Pharmaceuticals–11.07%
CSPC Pharmaceutical Group Ltd.	3,476,000	3,200,299
Dawnrays Pharmaceutical (Holdings) Ltd.	492,000	489,432
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.–Class H	818,000	2,820,610
Livzon Pharmaceutical Group Inc.–Class H	131,900	986,473
Luye Pharma Group Ltd.(c)	636,000	918,518
Tong Ren Tang Technologies Co. Ltd.–Class H	1,052,000	1,420,327
		9,835,659

Property & Casualty Insurance–1.06%
PICC Property and Casualty Co. Ltd.–Class H	512,000	938,820

Real Estate Development–4.36%
China Resources Land Ltd.	866,000	2,065,517
Sunac China Holdings Ltd.	2,085,000	1,804,019
		3,869,536

Renewable Electricity–4.17%
Huaneng Renewables Corp. Ltd.–Class H	10,284,000	3,699,805

Semiconductors–2.03%
United Photovoltaics Group Ltd. (Hong Kong)(c)	13,834,000	1,801,697

Specialized Finance–1.48%
Far East Horizon Ltd.	1,413,000	1,311,859

Trading Companies & Distributors–0.98%
Summit Ascent Holdings Ltd. (Hong Kong)(c)	2,012,000	874,148

Water Utilities–6.33%
Beijing Enterprises Water Group Ltd.	7,854,000	5,620,779
Total Common Stocks & Other Equity Interests (Cost $88,138,960)		87,788,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  China Fund

	Shares	Value
Money Market Funds–1.41%
Liquid Assets Portfolio–Institutional Class(d)	624,748	$624,748
Premier Portfolio–Institutional Class(d)	624,748	624,748
Total Money Market Funds (Cost $1,249,496)		1,249,496
TOTAL INVESTMENTS–100.23% (Cost $89,388,456)		89,037,778
OTHER ASSETS LESS LIABILITIES–(0.23)%		(202,600)
NET ASSETS–100.00%		$88,835,178

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  China Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $88,138,960)	$87,788,282
Investments in affiliated money market funds, at value and cost	1,249,496
Total investments, at value (Cost $89,388,456)	89,037,778
Receivable for:
Investments sold	268,128
Fund shares sold	44,957
Dividends	5,230
Investment for trustee deferred compensation and retirement plans	48,369
Other assets	17,003
Total assets	89,421,465

Liabilities:
Payable for:
Investments purchased	234,645
Fund shares reacquired	121,193
Accrued fees to affiliates	84,109
Accrued trustees’ and officers’ fees and benefits	1,847
Accrued other operating expenses	90,919
Trustee deferred compensation and retirement plans	53,574
Total liabilities	586,287
Net assets applicable to shares outstanding	$88,835,178

Net assets consist of:
Shares of beneficial interest	$130,716,711
Undistributed net investment income	234,405
Undistributed net realized gain (loss)	(41,765,229)
Net unrealized appreciation (depreciation)	(350,709)
$88,835,178

Net Assets:
Class A	$62,956,699
Class B	$5,303,258
Class C	$15,977,647
Class Y	$4,493,926
Class R5	$103,648

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	3,159,149
Class B	274,083
Class C	827,128
Class Y	224,959
Class R5	5,179
Class A:
Net asset value per share	$19.93
Maximum offering price per share
(Net asset value of $19.93 ÷ 94.50%)	$21.09
Class B:
Net asset value and offering price per share	$19.35
Class C:
Net asset value and offering price per share	$19.32
Class Y:
Net asset value and offering price per share	$19.98
Class R5:
Net asset value and offering price per share	$20.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  China Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $147,931)	$1,705,752
Dividends from affiliated money market funds	1,013
Total investment income	1,706,765

Expenses:
Advisory fees	936,849
Administrative services fees	50,000
Custodian fees	107,303
Distribution fees:
Class A	175,866
Class B	63,437
Class C	188,591
Transfer Agent Fees — A, B, C and Y	306,358
Transfer agent fees — R5	287
Trustees’ and officers’ fees and benefits	25,204
Other	176,513
Total expenses	2,030,408
Less: Fees waived and expense offset arrangement(s)	(4,827)
Net expenses	2,025,581
Net investment income (loss)	(318,816)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	12,286,582
Foreign currencies	(1,573)
12,285,009
Change in net unrealized appreciation (depreciation) of:
Investment securities	(13,395,544)
Foreign currencies	165
(13,395,379)
Net realized and unrealized gain (loss)	(1,110,370)
Net increase (decrease) in net assets resulting from operations	$(1,429,186)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(318,816)	$359,122
Net realized gain	12,285,009	20,322,076
Change in net unrealized appreciation (depreciation)	(13,395,379)	(5,966,943)
Net increase (decrease) in net assets resulting from operations	(1,429,186)	14,714,255

Distributions to shareholders from net investment income:
Class A	(846,845)	(543,607)
Class B	(16,420)	—
Class C	(47,698)	—
Class Y	(59,852)	(38,795)
Class R5	(5,462)	(8,770)
Total distributions from net investment income	(976,277)	(591,172)

Share transactions–net:
Class A	(11,916,527)	(15,802,729)
Class B	(2,003,637)	(3,356,303)
Class C	(4,995,375)	(5,993,365)
Class Y	52,909	(426,604)
Class R5	(307,144)	(418,844)
Net increase (decrease) in net assets resulting from share transactions	(19,169,774)	(25,997,845)
Net increase (decrease) in net assets	(21,575,237)	(11,874,762)

Net assets:
Beginning of year	110,410,415	122,285,177
End of year (includes undistributed net investment income of $234,405 and $915,503, respectively)	$88,835,178	$110,410,415

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net

13                         Invesco  China Fund

asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco  China Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than may U.S. securities.

15                         Invesco  China Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.94%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $3,825.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $11,607 in front-end sales commissions from the sale of Class A shares and $221, $6,583 and $525 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco  China Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2014, there were transfers from Level 1 to Level 2 of $3,373,433 and from Level 2 to Level 1 of $1,380,431, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$5,797,914	$1,122,957	$—	$6,920,871
Consumer Staples	3,162,408	—	—	3,162,408
Energy	2,675,217	7,599,957	—	10,275,174
Financials	17,666,512	9,296,705	—	26,963,217
Health Care	7,657,779	4,730,369	—	12,388,148
Industrials	—	2,857,862	—	2,857,862
Information Technology	11,811,264	1,926,509	—	13,737,773
Telecommunication Services	—	2,162,245	—	2,162,245
Utilities	9,320,584	—	—	9,320,584
Money Market Funds	1,249,496	—	—	1,249,496
Total Investments	$59,341,174	$29,696,604	$—	$89,037,778

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,002.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco  China Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$976,277	$591,172

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$285,500
Net unrealized appreciation (depreciation) — investments	(412,134)
Net unrealized appreciation (depreciation) — other investments	(31)
Temporary book/tax differences	(47,518)
Capital loss carryforward	(41,707,350)
Shares of beneficial interest	130,716,711
Total net assets	$88,835,178

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $10,797,777 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2016	$30,359,492	$—	$30,359,492
October 31, 2017	11,347,858	—	11,347,858
	$41,707,350	$—	$41,707,350

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $121,229,447 and $141,119,599, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$7,984,606
Aggregate unrealized (depreciation) of investment securities	(8,396,740)
Net unrealized appreciation (depreciation) of investment securities	$(412,134)

Cost of investments for tax purposes is $89,449,912.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on October 31, 2014, undistributed net investment income was increased by $613,995 and undistributed net realized gain (loss) was decreased by $613,995. This reclassification had no effect on the net assets of the Fund.

18                         Invesco  China Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	720,306	$14,781,137	1,043,759	$19,843,898
Class B	10,113	199,431	16,102	303,355
Class C	55,095	1,084,665	285,330	5,508,232
Class Y	105,131	2,148,178	247,603	4,887,723
Class R5	998	19,651	1,555	29,172

Issued as reinvestment of dividends:
Class A	36,522	773,530	27,473	515,121
Class B	736	15,234	—	—
Class C	2,087	43,148	—	—
Class Y	2,588	54,829	1,723	32,310
Class R5	242	5,129	455	8,524

Automatic conversion of Class B shares to Class A shares:
Class A	28,520	569,466	41,329	784,854
Class B	(29,290)	(569,466)	(42,442)	(784,854)

Reacquired:
Class A	(1,401,485)	(28,040,660)	(1,957,410)	(36,946,602)
Class B	(83,442)	(1,648,836)	(155,596)	(2,874,804)
Class C	(315,673)	(6,123,188)	(623,804)	(11,501,597)
Class Y	(105,289)	(2,150,098)	(271,100)	(5,346,637)
Class R5	(16,233)	(331,924)	(23,949)	(456,540)
Net increase (decrease) in share activity	(989,074)	$(19,169,774)	(1,408,972)	$(25,997,845)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco  China Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/14	$20.31	$(0.03)	$(0.13)	$(0.16)	$(0.22)	$19.93	(0.87)%	$62,957	1.85	%(e)	1.85	%(e)	(0.15	)%(e)	124%
Year ended 10/31/13	17.90	0.09	2.44	2.53	(0.12)	20.31	14.18	76,691	1.78		1.78		0.50		148
Year ended 10/31/12	17.52	0.11	0.37	0.48	(0.10)	17.90	2.79	82,713	1.80		1.80		0.64		109
Year ended 10/31/11	21.93	0.12	(4.49)	(4.37)	(0.04)	17.52	(19.96)	102,248	1.67		1.67		0.57		97
Year ended 10/31/10	18.18	0.06	3.83	3.89	(0.14)	21.93	21.49	166,662	1.67		1.67		0.30		100
Class B
Year ended 10/31/14	19.71	(0.18)	(0.14)	(0.32)	(0.04)	19.35	(1.61)	5,303	2.60	(e)	2.60	(e)	(0.90	)(e)	124
Year ended 10/31/13	17.39	(0.05)	2.37	2.32	—	19.71	13.34	7,411	2.53		2.53		(0.25)		148
Year ended 10/31/12	17.05	(0.02)	0.36	0.34	—	17.39	1.99	9,703	2.55		2.55		(0.11)		109
Year ended 10/31/11	21.46	(0.04)	(4.37)	(4.41)	—	17.05	(20.55)	13,988	2.42		2.42		(0.18)		97
Year ended 10/31/10	17.85	(0.09)	3.76	3.67	(0.06)	21.46	20.61	23,945	2.42		2.42		(0.45)		100
Class C
Year ended 10/31/14	19.68	(0.18)	(0.14)	(0.32)	(0.04)	19.32	(1.62)	15,978	2.60	(e)	2.60	(e)	(0.90	)(e)	124
Year ended 10/31/13	17.36	(0.05)	2.37	2.32	—	19.68	13.36	21,366	2.53		2.53		(0.25)		148
Year ended 10/31/12	17.02	(0.02)	0.36	0.34	—	17.36	2.00	24,728	2.55		2.55		(0.11)		109
Year ended 10/31/11	21.43	(0.04)	(4.37)	(4.41)	—	17.02	(20.58)	32,319	2.42		2.42		(0.18)		97
Year ended 10/31/10	17.83	(0.09)	3.75	3.66	(0.06)	21.43	20.58	59,812	2.42		2.42		(0.45)		100
Class Y
Year ended 10/31/14	20.36	0.02	(0.13)	(0.11)	(0.27)	19.98	(0.62)	4,494	1.60	(e)	1.60	(e)	0.10	(e)	124
Year ended 10/31/13	17.95	0.14	2.44	2.58	(0.17)	20.36	14.43	4,531	1.53		1.53		0.75		148
Year ended 10/31/12	17.58	0.15	0.38	0.53	(0.16)	17.95	3.08	4,384	1.55		1.55		0.89		109
Year ended 10/31/11	22.01	0.17	(4.51)	(4.34)	(0.09)	17.58	(19.78)	6,483	1.42		1.42		0.82		97
Year ended 10/31/10	18.23	0.10	3.85	3.95	(0.17)	22.01	21.76	11,638	1.42		1.42		0.55		100
Class R5
Year ended 10/31/14	20.38	0.06	(0.14)	(0.08)	(0.29)	20.01	(0.46)	104	1.39	(e)	1.39	(e)	0.31	(e)	124
Year ended 10/31/13	17.97	0.18	2.45	2.63	(0.22)	20.38	14.71	411	1.33		1.33		0.95		148
Year ended 10/31/12	17.61	0.20	0.37	0.57	(0.21)	17.97	3.29	757	1.30		1.30		1.14		109
Year ended 10/31/11	22.04	0.21	(4.51)	(4.30)	(0.13)	17.61	(19.61)	770	1.23		1.23		1.01		97
Year ended 10/31/10	18.25	0.14	3.86	4.00	(0.21)	22.04	22.04	982	1.25		1.25		0.72		100

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $70,346, $6,344, $18,859, $4,360 and $288 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.

20                         Invesco  China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco China Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco China Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

21                         Invesco  China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,068.70	$9.59	$1,015.93	$9.35	1.84%
B	1,000.00	1,065.00	13.48	1,012.15	13.14	2.59
C	1,000.00	1,065.10	13.48	1,012.15	13.14	2.59
Y	1,000.00	1,070.20	8.30	1,017.19	8.08	1.59
R5	1,000.00	1,071.80	7.15	1,018.30	6.97	1.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco  China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco China Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco

Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper China Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods and above the performance of the index for the three year period. Invesco Advisers advised the Board that the lead portfolio manager for the Fund had changed in June 2012 and again in July 2013. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

23                         Invesco  China Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees , but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that there were no other domestic mutual funds advised by Invesco Advisers using a similar investment process. However, the Board compared the Fund’s sub-advisory fee rate to the sub-advisory fee rates of other clients of Invesco Hong Kong Limited managed using with an investment process similar to the investment process used for the Fund. The Board noted that the Fund’s sub-advisory fee rate was below the rate of one offshore fund and above the rate of one off-shore fund sub-advised by Invesco Hong Kong Limited.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco  China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0.01%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco  China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco  China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco  China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco  China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  China Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	CHI-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders October 31, 2014

Invesco Developing Markets Fund

Nasdaq:
A: GTDDX ■ B: GTDBX ■ C: GTDCX ■ Y: GTDYX ■ R5: GTDIX ■ R6: GTDFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Contracts
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Developing Markets Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Developing Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Developing Markets Fund, at net asset value (NAV), delivered negative returns and underperformed its style-specific index, the MSCI Emerging Markets Index. The Fund’s relative performance was driven by underweight exposure in the information technology (IT) sector relative to the style-specific index and having no exposure to India. Some of this underperformance was offset by underweight exposure in the energy sector and overweight exposure in Indonesia relative to the MSCI Emerging Markets Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.76%
Class B Shares	-1.49
Class C Shares	-1.50
Class Y Shares	-0.50
Class R5 Shares	-0.35
Class R6 Shares	-0.31
MSCI EAFE Index▼ (Broad Market Index)	-0.60
MSCI Emerging Markets Index▼ (Style-Specific Index)	0.64
Lipper Emerging Market Funds Index■ (Peer Group Index)	1.20
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets generally rose during the fiscal year ended October 31, 2014, on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns.

    These concerns included worries about potentially negative effects of the US Federal Reserve reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth.

    Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong positive gains.

    In this challenging environment, the Fund, at NAV, delivered negative overall returns. At the sector level, relative underperformance versus the style-specific index was driven by underweight exposure in the IT sector. Fund holdings in the consumer discretionary, financials and health care sectors also detracted from relative performance.

    In the IT sector, Samsung Electronics, the world’s largest smartphone maker, was the largest individual detractor from Fund performance during the reporting period. Samsung was negatively impacted by greater competition in the Chinese low-end smartphone market and relatively weak sales of the new high-end Galaxy S5 phone. However, we believe that new products, including the Galaxy Note 4, will help reinvigorate sales for Samsung. Not owning several strong performing names held by the Fund’s style-specific index in the IT sector also hurt relative performance.

    In the consumer discretionary sector, Arcos Dorados was a large detractor from relative performance. Arcos Dorados is a franchisee of an American fast-food burger restaurant operating primarily in the Caribbean and Central and South America. The company was downgraded by analysts during the reporting period as the company’s earnings per share declined in the second quarter of this year.

    Geographically, Fund exposure in Europe and underweight exposure in the Asia/Pacific region detracted from relative Fund performance. At the country level, not having any exposure to India was the largest detractor from Fund performance versus the style-specific index. Fund exposure in Russia and Hong Kong also hurt relative performance.

    Some of the Fund’s underperformance was offset by underweight exposure relative to the style-specific index in the energy sector. Stock selection in the telecommunication services, utilities and

Portfolio Composition
By sector

Financials	35.5%
Information Technology	12.0
Consumer Discretionary	9.4
Telecommunication Services	8.0
Consumer Staples	6.6
Health Care	4.9
Energy	4.4
Materials	4.2
Utilities	3.8
Industrials	0.9
Money Market Funds Plus Other Assets Less Liabilities	10.3

Top 10 Equity Holdings*

1.	Banco Bradesco S.A.–ADR	4.0%
2.	Kasikornbank PCL	3.7
3.	Industrial and Commercial
	Bank of China Ltd.–Class H	2.9
4.	BM&FBovespa S.A.	2.8
5.	Grupo Televisa S.A.B.–ADR	2.8
6.	PT Bank Mandiri Persero Tbk	2.8
7.	Taiwan Semiconductor
	Manufacturing Co. Ltd.	2.7
8.	Haci Omer Sabanci Holding A.S.	2.6
9.	Credicorp Ltd.	2.6
10.	CETIP S.A.–Mercados Organizados	2.5

Total Net Assets	$3.7 billion

Total Number of Holdings*	63

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Developing Markets Fund

consumer staples sectors also contributed to relative performance.

In the energy sector, not owning several poor performing names was the largest contributor to Fund performance versus the MSCI Emerging Markets Index. Sasol, an integrated oil and gas company based in South Africa, was the largest contributor to Fund performance for the fiscal year.

In the telecommunication services sector, stock section contributed to relative performance. Philippine domestic and international long-distance cellular service provider Philippine Long Distance Telephone was the largest contributor to Fund performance in the sector. Indonesian domestic telecommunication services provider Telekomunikasi Indonesia Persero Tbk, was also a large contributor to relative Fund performance.

From a geographic perspective, stock selection in the Latin American and Africa/Mideast regions led relative Fund performance. Overweight exposure in Indonesia and underweight exposure in South Korea relative to the Fund’s style-specific index contributed to relative performance. Stock selection in Thailand and overweight exposure in the Philippines relative to the MSCI Emerging Markets Index also contributed to relative Fund performance.

The Fund’s positioning is driven by our stock selection process, as opposed to any top-down or macro-based allocation criteria. At fiscal year end, the portfolio was overweight relative to the MSCI Emerging Markets Index in the financials, health care, consumer discretionary, utilities and telecommunication services sectors, while it was underweight in the industrials, energy, IT, materials and consumer staples sectors. Geographically, the Fund finished the fiscal year with meaningful overweight exposure relative to the style-specific index in Brazil, Indonesia, the Philippines and Turkey while meaningfully underweight in South Korea, Taiwan, India and South Africa.

As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused (earnings, quality and valuation) investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth, high returns on capital, pricing power, strong balance sheets, cash generation and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

We thank you for your continued investment in Invesco Developing Markets Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Shuxin (Steve) Cao Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Developing Markets

Fund with respect to the Fund’s investments in Asia Pacific and Latin America. He joined Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Borge Endresen Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Developing Markets

Fund with respect to the Fund’s investments in Europe, Africa and the Middle East. He joined Invesco in 1999. Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

Brent Bates Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Developing Markets Fund. He joined Invesco in 1996. Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.

Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Developing Markets Fund. He joined Invesco in 2001. Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

5                         Invesco Developing Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	5.66%
10 Years	11.55
5 Years	5.92
1 Year	-6.21

Class B Shares
Inception (11/3/97)	7.09%
10 Years	11.53
5 Years	6.02
1 Year	-6.40

Class C Shares
Inception (3/1/99)	10.71%
10 Years	11.36
5 Years	6.32
1 Year	-2.48

Class Y Shares
10 Years	12.36%
5 Years	7.40
1 Year	-0.50

Class R5 Shares
10 Years	12.63%
5 Years	7.56
1 Year	-0.35

Class R6 Shares
10 Years	12.29%
5 Years	7.32
1 Year	-0.31

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R5 shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	5.62%
10 Years	11.89
5 Years	5.63
1 Year	-4.09

Class B Shares
Inception (11/3/97)	7.04%
10 Years	11.87
5 Years	5.71
1 Year	-4.28

Class C Shares
Inception (3/1/99)	10.68%
10 Years	11.71
5 Years	6.02
1 Year	-0.31

Class Y Shares
10 Years	12.70%
5 Years	7.10
1 Year	1.74

Class R5 Shares
10 Years	12.97%
5 Years	7.26
1 Year	1.87

Class R6 Shares
10 Years	12.63%
5 Years	7.01
1 Year	1.88

end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.40%, 2.15%, 2.15%, 1.15%, 1.03% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.42%, 2.17%, 2.17%, 1.17%, 1.05% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7                         Invesco Developing Markets Fund

Invesco Developing Markets Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks.

Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

continued on page 6

8                         Invesco Developing Markets Fund

Schedule of Investments

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–89.72%
Bermuda–0.37%
Wilson Sons Ltd.–BDR	962,600	$13,596,045

Brazil–20.84%
Arcos Dorados Holdings, Inc.–Class A	5,088,427	31,344,710
Banco Bradesco S.A.–ADR	9,977,820	149,467,744
BM&FBovespa S.A.	24,230,600	106,583,349
BR Malls Participacoes S.A.	9,819,500	78,857,163
BRF S.A.	1,293,240	33,656,597
CETIP S.A.–Mercados Organizados	7,318,586	92,737,530
Cielo S.A.	5,431,214	89,183,252
Diagnosticos da America S.A.	3,880,000	16,550,282
Duratex S.A.	16,549,196	59,438,194
Fleury S.A.(a)	8,702,000	57,697,280
Petroleo Brasileiro S.A.–ADR	1,939,231	23,716,795
Totvs S.A.	2,845,000	41,469,492
		780,702,388

China–15.16%
Baidu, Inc.–ADR(b)	323,223	77,175,956
Belle International Holdings Ltd.	50,669,000	64,486,987
China Mobile Ltd.	4,774,500	59,411,129
CNOOC Ltd.	21,600,000	33,813,581
Golden Eagle Retail Group Ltd.	30,301,000	37,118,735
Industrial and Commercial Bank of China Ltd.–Class H	164,848,000	109,046,981
Lee & Man Paper Manufacturing Ltd.	80,495,000	44,217,186
NetEase, Inc.–ADR	387,185	36,674,163
Stella International Holdings Ltd.	11,189,000	32,285,725
Want Want China Holdings Ltd.	53,267,000	73,609,633
		567,840,076

Czech Republic–0.57%
CEZ A.S.	776,574	21,478,992

Egypt–0.34%
Egyptian Financial Group–Hermes Holding(b)	5,456,990	12,845,279

Hong Kong–1.20%
Galaxy Entertainment Group Ltd.	6,601,000	45,070,076

Hungary–1.28%
Richter Gedeon Nyrt	3,147,000	48,034,370

Indonesia–8.18%
PT Bank Central Asia Tbk	24,954,000	26,998,637
PT Bank Mandiri Persero Tbk	121,601,000	104,359,487
PT Indocement Tunggal Prakarsa Tbk	8,758,300	17,639,670
PT Perusahaan Gas Negara Persero Tbk	159,818,500	78,685,981
PT Telekomunikasi Indonesia Persero Tbk	343,247,400	78,784,949
		306,468,724

	Shares	Value
Israel–2.26%
Israel Chemicals Ltd.	5,276,457	$35,588,333
Teva Pharmaceutical Industries Ltd.–ADR	868,015	49,016,807
		84,605,140

Malaysia–1.71%
Public Bank Berhad	11,351,900	64,058,221

Mexico–6.81%
America Movil S.A.B. de C.V.–Series L–ADR	1,743,391	42,556,174
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	682,829	65,715,463
Grupo Televisa S.A.B.–ADR	2,948,316	106,552,140
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	17,356,970	40,395,022
		255,218,799

Nigeria–1.51%
Zenith Bank PLC	440,151,377	56,347,882

Peru–2.60%
Credicorp Ltd.	605,820	97,537,020

Philippines–5.56%
Ayala Corp.	1,169,042	17,973,239
Energy Development Corp.	246,329,900	42,358,588
Philippine Long Distance Telephone Co.	1,303,750	90,988,994
SM Investments Corp.	1,278,910	22,326,782
SM Prime Holdings Inc.	88,714,700	34,674,811
		208,322,414

Russia–5.30%
Gazprom OAO–ADR	4,879,035	32,381,674
Mobile TeleSystems OJSC–ADR	1,859,782	26,594,883
Sberbank of Russia(b)	37,218,144	65,965,401
Sberbank of Russia–Preference Shares(b)	21,470,146	28,404,230
Yandex NV–Class A(b)	1,576,500	45,119,430
		198,465,618

South Africa–0.56%
Sasol Ltd.	418,828	20,932,133

South Korea–2.54%
Hyundai Department Store Co., Ltd.	272,521	34,457,003
Samsung Electronics Co., Ltd.	52,425	60,727,034
		95,184,037

Taiwan–2.66%
Taiwan Semiconductor Manufacturing Co. Ltd.	23,082,000	99,509,159

Thailand–4.95%
Kasikornbank PCL	18,741,700	137,245,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  Developing Markets Fund

	Shares	Value
Thailand–(continued)
Siam Commercial Bank PCL (The)	8,852,600	$48,241,042
		185,486,885

Turkey–4.45%
Anadolu Efes Biracilik ve Malt Sanayii A.S.(b)	2,888,185	33,786,021
Eczacibasi Ilac Sanayi ve Ticaret A.S.	12,515,924	13,213,397
Haci Omer Sabanci Holding A.S.	21,661,048	98,920,020
Tupras-Turkiye Petrol Rafinerileri A.S.	962,408	20,892,732
		166,812,170

Turkmenistan–0.87%
Dragon Oil PLC	3,798,634	32,664,169
Total Common Stocks & Other Equity Interests (Cost $2,925,855,274)		3,361,179,597

	Shares	Value
Money Market Funds–9.21%
Liquid Assets Portfolio–Institutional Class(c)	172,498,107	$172,498,107
Premier Portfolio–Institutional Class(c)	172,498,106	172,498,106
Total Money Market Funds (Cost $344,996,213)		344,996,213
TOTAL INVESTMENTS–98.93% (Cost $3,270,851,487)		3,706,175,810
OTHER ASSETS LESS LIABILITIES–1.07%		40,255,111
NET ASSETS–100.00%		$3,746,430,921

Investment Abbreviations:

ADR	– American Depositary Receipt
BDR	– British Deposit Receipt

Notes to Schedule of Investments:

(a)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2014 represented 1.54% of the Fund’s Net Assets. See Note 4.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Developing Markets Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $2,849,176,647)	$3,303,482,317
Investments in affiliates, at value (Cost $421,674,840)	402,693,493
Total investments, at value (Cost $3,270,851,487)	3,706,175,810
Foreign currencies, at value (Cost $52,985,531)	52,174,383
Receivable for:
Investments sold	707,278
Fund shares sold	9,552,086
Dividends	1,261,937
Investment for trustee deferred compensation and retirement plans	325,601
Other assets	120,207
Total assets	3,770,317,302

Liabilities:
Payable for:
Fund shares reacquired	4,923,062
Accrued foreign taxes	15,593,483
Accrued fees to affiliates	1,922,261
Accrued trustees’ and officers’ fees and benefits	6,245
Accrued other operating expenses	1,060,318
Trustee deferred compensation and retirement plans	381,012
Total liabilities	23,886,381
Net assets applicable to shares outstanding	$3,746,430,921

Net assets consist of:
Shares of beneficial interest	$3,279,660,814
Undistributed net investment income	43,759,663
Undistributed net realized gain (loss)	(11,483,981)
Net unrealized appreciation	434,494,425
$3,746,430,921

Net Assets:
Class A	$1,251,017,831
Class B	$28,313,596
Class C	$137,867,445
Class Y	$1,463,585,699
Class R5	$686,179,765
Class R6	$179,466,585

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	37,044,446
Class B	865,356
Class C	4,218,772
Class Y	43,179,465
Class R5	20,256,821
Class R6	5,299,241
Class A:
Net asset value per share	$33.77
Maximum offering price per share
(Net asset value of $33.77 ÷ 94.50%)	$35.74
Class B:
Net asset value and offering price per share	$32.72
Class C:
Net asset value and offering price per share	$32.68
Class Y:
Net asset value and offering price per share	$33.90
Class R5
Net asset value and offering price per share	$33.87
Class R6:
Net asset value and offering price per share	$33.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Developing Markets Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $9,845,959)	$89,036,056
Dividends from affiliates	3,139,844
Interest	28,616
Total investment income	92,204,516

Expenses:
Advisory fees	31,605,025
Administrative services fees	584,734
Custodian fees	2,919,479
Distribution fees:
Class A	3,423,740
Class B	348,283
Class C	1,480,948
Transfer agent fees — A, B, C and Y	4,972,231
Transfer agent fees — R5	160,691
Transfer agent fees — R6	1,645
Trustees’ and officers’ fees and benefits	107,485
Other	753,834
Total expenses	46,358,095
Less: Fees waived and expense offset arrangement(s)	(566,978)
Net expenses	45,791,117
Net investment income	46,413,399

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	83,852,548
Foreign currencies	(1,840,998)
82,011,550
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $4,191,180)	(152,029,401)
Foreign currencies	(835,495)
(152,864,896)
Net realized and unrealized gain (loss)	(70,853,346)
Net increase (decrease) in net assets resulting from operations	$(24,439,947)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Developing Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$46,413,399	$33,302,925
Net realized gain	82,011,550	38,490,425
Change in net unrealized appreciation (depreciation)	(152,864,896)	114,865,251
Net increase (decrease) in net assets resulting from operations	(24,439,947)	186,658,601

Distributions to shareholders from net investment income:
Class A	(12,047,271)	(10,042,214)
Class B	(2,825)	—
Class C	(10,919)	—
Class Y	(12,316,478)	(7,277,493)
Class R5	(7,997,307)	(6,238,180)
Class R6	(1,920,886)	(1,453,668)
Total distributions from net investment income	(34,295,686)	(25,011,555)

Distributions to shareholders from net realized gains:
Class A	(4,079,975)	—
Class B	(122,369)	—
Class C	(472,989)	—
Class Y	(3,205,244)	—
Class R5	(1,883,230)	—
Class R6	(437,629)	—
Total distributions from net realized gains	(10,201,436)	—

Share transactions–net:
Class A	(216,412,571)	51,176,713
Class B	(14,987,379)	(17,875,643)
Class C	(26,665,246)	(29,641,996)
Class Y	312,954,650	404,590,310
Class R5	30,137,043	123,742,735
Class R6	27,066,204	23,839,674
Net increase in net assets resulting from share transactions	112,092,701	555,831,793
Net increase in net assets	43,155,632	717,478,839

Net assets:
Beginning of year	3,703,275,289	2,985,796,450
End of year (includes undistributed net investment income of $43,759,663 and $30,120,842, respectively)	$3,746,430,921	$3,703,275,289

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be

13                         Invesco  Developing Markets Fund

able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment

14                         Invesco  Developing Markets Fund

income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

15                         Invesco  Developing Markets Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.86%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.00%, 2.00% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $563,148.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $37,728 in front-end sales commissions from the sale of Class A shares and $1,642, $28,027 and $3,969 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco  Developing Markets Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2014, there were transfers from Level 1 to Level 2 of $406,092,707 and from Level 2 to Level 1 of $366,557,537, due to foreign fair value adjustments; additionally, there were transfers from Level 1 to Level 2 of $65,965,401, due to security low volume trading.

	Level 1	Level 2	Level 3	Total
Bermuda	$13,596,045	$—	$—	$13,596,045
Brazil	780,702,388	—	—	780,702,388
China	428,131,137	139,708,939	—	567,840,076
Czech Republic	21,478,992	—	—	21,478,992
Egypt	—	12,845,279	—	12,845,279
Hong Kong	45,070,076	—	—	45,070,076
Hungary	48,034,370	—	—	48,034,370
Indonesia	78,685,981	227,782,743	—	306,468,724
Israel	49,016,807	35,588,333	—	84,605,140
Malaysia	—	64,058,221	—	64,058,221
Mexico	255,218,799	—	—	255,218,799
Nigeria	56,347,882	—	—	56,347,882
Peru	97,537,020	—	—	97,537,020
Philippines	40,300,021	168,022,393	—	208,322,414
Russia	71,714,313	126,751,305	—	198,465,618
South Africa	—	20,932,133	—	20,932,133
South Korea	—	95,184,037	—	95,184,037
Taiwan	—	99,509,159	—	99,509,159
Thailand	—	185,486,885	—	185,486,885
Turkey	153,598,773	13,213,397	—	166,812,170
Turkmenistan	32,664,169	—	—	32,664,169
United States	344,996,213	—	—	344,996,213
Total Investments	$2,517,092,986	$1,189,082,824	$—	$3,706,175,810

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2014.

	Value 10/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/14	Dividend Income
Fleury S.A.	$54,676,746	$11,855,824	$—	$(8,835,290)	$—	$57,697,280	$2,984,240

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,830.

17                         Invesco  Developing Markets Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$34,295,686	$25,011,555
Long-term capital gain	10,201,436	—
Total distributions	$44,497,122	$25,011,555

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$44,152,586
Undistributed long-term gain	62,165,266
Net unrealized appreciation — investments	430,798,417
Net unrealized appreciation (depreciation) — other investments	(829,896)
Temporary book/tax differences	(355,970)
Capital loss carryforward	(69,160,296)
Shares of beneficial interest	3,279,660,814
Total net assets	$3,746,430,921

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $18,301,828 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$69,160,296	$—	$69,160,296

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

18                         Invesco  Developing Markets Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $528,227,076 and $414,804,775, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$749,187,290
Aggregate unrealized (depreciation) of investment securities	(318,388,873)
Net unrealized appreciation of investment securities	$430,798,417

Cost of investments for tax purposes is $3,275,377,393.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2014, undistributed net investment income was increased by $1,521,108 and undistributed net realized gain (loss) was decreased by $1,521,108. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	8,257,632	$273,541,592	12,052,015	$405,816,341
Class B	10,861	347,856	18,996	627,834
Class C	226,474	7,313,496	393,494	12,925,100
Class Y	22,344,096	748,475,518	22,555,535	762,209,002
Class R5	5,637,496	186,296,539	7,950,954	268,564,997
Class R6	1,385,050	46,296,571	1,072,976	35,481,727

Issued as reinvestment of dividends:
Class A	486,238	15,549,891	290,404	9,589,136
Class B	3,822	119,198	—	—
Class C	13,377	416,707	—	—
Class Y	424,903	13,609,646	195,908	6,478,681
Class R5	218,548	6,984,793	150,837	4,979,131
Class R6	73,819	2,358,515	44,064	1,453,668

Automatic conversion of Class B shares to Class A shares:
Class A	236,223	7,818,467	248,431	8,389,944
Class B	(243,026)	(7,818,467)	(255,778)	(8,389,944)

Reacquired:
Class A	(15,350,377)	(513,322,521)	(11,112,672)	(372,618,708)
Class B	(239,213)	(7,635,966)	(311,135)	(10,113,533)
Class C	(1,079,625)	(34,395,449)	(1,317,137)	(42,567,096)
Class Y	(13,596,039)	(449,130,514)	(10,953,566)	(364,097,373)
Class R5	(4,914,751)	(163,144,289)	(4,452,673)	(149,801,393)
Class R6	(631,854)	(21,588,882)	(386,363)	(13,095,721)
Net increase in share activity	3,263,654	$112,092,701	16,184,290	$555,831,793

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco  Developing Markets Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)(b)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/14	$34.42	$0.38	$(0.65)	$(0.27)	$(0.28)	$(0.10)	$(0.38)	$33.77	(0.73)%	$1,251,018	1.39	%(e)	1.41	%(e)	1.13	%(e)	13%
Year ended 10/31/13	32.70	0.30	1.66	1.96	(0.24)	—	(0.24)	34.42	6.03	1,494,412	1.38		1.40		0.89		14
Year ended 10/31/12	30.38	0.29	2.86	3.15	(0.23)	(0.60)	(0.83)	32.70	10.72	1,371,476	1.44		1.45		0.93		19
Year ended 10/31/11	33.15	0.36	(2.87)	(2.51)	(0.23)	(0.03)	(0.26)	30.38	(7.62)	1,388,008	1.45		1.47		1.11		17
Year ended 10/31/10	25.61	0.33	7.54	7.87	(0.33)	—	(0.33)	33.15	31.04	1,355,604	1.52		1.53		1.17		22
Class B
Year ended 10/31/14	33.31	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.72	(1.46)	28,314	2.14	(e)	2.16	(e)	0.38	(e)	13
Year ended 10/31/13	31.66	0.04	1.61	1.65	—	—	—	33.31	5.21	44,403	2.13		2.15		0.14		14
Year ended 10/31/12	29.42	0.06	2.78	2.84	—	(0.60)	(0.60)	31.66	9.89	59,539	2.19		2.20		0.18		19
Year ended 10/31/11	32.16	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.42	(8.30)	71,066	2.20		2.22		0.36		17
Year ended 10/31/10	24.92	0.12	7.33	7.45	(0.21)	—	(0.21)	32.16	30.07	60,657	2.27		2.28		0.42		22
Class C
Year ended 10/31/14	33.27	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.68	(1.47)	137,867	2.14	(e)	2.16	(e)	0.38	(e)	13
Year ended 10/31/13	31.62	0.04	1.61	1.65	—	—	—	33.27	5.22	168,313	2.13		2.15		0.14		14
Year ended 10/31/12	29.38	0.06	2.78	2.84	—	(0.60)	(0.60)	31.62	9.90	189,142	2.19		2.20		0.18		19
Year ended 10/31/11	32.12	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.38	(8.31)	213,879	2.20		2.22		0.36		17
Year ended 10/31/10	24.89	0.12	7.32	7.44	(0.21)	—	(0.21)	32.12	30.07	222,634	2.27		2.28		0.42		22
Class Y
Year ended 10/31/14	34.55	0.46	(0.64)	(0.18)	(0.37)	(0.10)	(0.47)	33.90	(0.47)	1,463,586	1.14	(e)	1.16	(e)	1.38	(e)	13
Year ended 10/31/13	32.83	0.38	1.66	2.04	(0.32)	—	(0.32)	34.55	6.27	1,175,003	1.13		1.15		1.14		14
Year ended 10/31/12	30.50	0.37	2.87	3.24	(0.31)	(0.60)	(0.91)	32.83	11.01	729,007	1.19		1.20		1.18		19
Year ended 10/31/11	33.26	0.44	(2.88)	(2.44)	(0.29)	(0.03)	(0.32)	30.50	(7.39)	364,320	1.20		1.22		1.36		17
Year ended 10/31/10	25.66	0.41	7.56	7.97	(0.37)	—	(0.37)	33.26	31.41	203,884	1.27		1.28		1.42		22
Class R5
Year ended 10/31/14	34.52	0.51	(0.66)	(0.15)	(0.40)	(0.10)	(0.50)	33.87	(0.35)	686,180	0.99	(e)	1.01	(e)	1.53	(e)	13
Year ended 10/31/13	32.80	0.42	1.67	2.09	(0.37)	—	(0.37)	34.52	6.43	666,769	1.01		1.03		1.26		14
Year ended 10/31/12	30.48	0.42	2.86	3.28	(0.36)	(0.60)	(0.96)	32.80	11.19	513,884	1.03		1.04		1.34		19
Year ended 10/31/11	33.22	0.49	(2.87)	(2.38)	(0.33)	(0.03)	(0.36)	30.48	(7.24)	472,161	1.02		1.04		1.54		17
Year ended 10/31/10	25.63	0.48	7.52	8.00	(0.41)	—	(0.41)	33.22	31.59	309,491	1.11		1.12		1.58		22
Class R6
Year ended 10/31/14	34.52	0.52	(0.65)	(0.13)	(0.42)	(0.10)	(0.52)	33.87	(0.31)	179,467	0.97	(e)	0.99	(e)	1.55	(e)	13
Year ended 10/31/13	32.81	0.44	1.66	2.10	(0.39)	—	(0.39)	34.52	6.46	154,375	0.97		0.99		1.30		14
Year ended 10/31/12(f)	32.73	0.05	0.03	0.08	—	—	—	32.81	0.24	122,749	0.96	(g)	0.98	(g)	1.41	(g)	19

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Class R5 shares, which were less than $0.005 per share for the fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $179,562,130 and sold of $23,686,059 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Emerging Markets Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,369,496, $34,828, $148,095, $1,258,429, $681,961 and $164,979 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

20                         Invesco  Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Developing Markets Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

21                         Invesco  Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,023.30	$7.09	$1,018.20	$7.07	1.39%
B	1,000.00	1,019.30	10.89	1,014.42	10.87	2.14
C	1,000.00	1,019.40	10.89	1,014.42	10.87	2.14
Y	1,000.00	1,024.80	5.82	1,019.46	5.80	1.14
R5	1,000.00	1,025.40	5.05	1,020.21	5.04	0.99
R6	1,000.00	1,025.80	4.95	1,020.32	4.94	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco  Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Developing Markets Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the

23                         Invesco  Developing Markets Fund

three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s effective advisory fee rate was below the effective advisory fee rate of two mutual funds advised by Invesco Advisers using a similar investment process.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The

Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco  Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$10,201,436
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Foreign Taxes	$0.0884	per share
Foreign Source Income	$0.9147	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco  Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco  Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco  Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco  Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Developing Markets Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	DVM-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders October 31, 2014

Invesco Emerging Market Local Currency Debt Fund

Nasdaq:
A: IAEMX ■ B: IBEMX ■ C: ICEMX ■ R: IREMX ■ Y: IYEMX ■ R5: IIEMX ■ R6: IFEMX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
22 Financial Highlights
23 Auditor's Report
24 Fund Expenses
25 Approval of Investment Advisory and Sub-Advisory Contracts
27 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Emerging Market Local Currency Debt Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Emerging Market Local Currency Debt Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Emerging Market Local Currency Debt Fund underperformed the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index, the Fund’s broad market/style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.44%
Class B Shares	-4.17
Class C Shares	-4.16
Class R Shares	-3.69
Class Y Shares	-3.20
Class R5 Shares	-3.20
Class R6 Shares	-3.21
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index▼ (Broad Market/Style-Specific Index)	-2.68
Lipper Emerging Markets Debt Funds Index■ (Peer Group Index)	5.17

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2014, emerging market local currency bonds continued to exhibit volatility. Local rates and price appreciations were more than offset by depreciations of emerging market currencies (EMFX) versus the US dollar. At the start of the fiscal year, the emerging market local debt asset class, as measured by the Fund’s broad market/style-specific index, was yielding 6.40%1 and for the fiscal year, it returned 6.95%1 in local currency terms or 55 basis points in excess of starting yields. However, EMFX weakened substantially leading to -2.68%1 annual return in US dollar terms.

In the second half of calendar year 2013, both developed and emerging market fixed income returns were driven by expectations of higher interest rates and an end to quantitative easing in the US. These expectations negatively impacted the emerging local currency market during the first months of the Fund’s fiscal year, primarily through weaker EMFX. Technical indicators for the emerging market local debt asset class exacerbated negative returns as investors continued to shift money out of fixed income and into the US equity market.

Emerging markets faced several head-winds at the outset of 2014 and local currency bonds declined in January. During the month, the primary contributor to emerging markets’ volatility shifted from concern over US rates to a slowdown in China. Also, investors moved out of risk assets and into the relative safety of US dollar-denominated investment-grade bonds. However, after a dramatic start to the calendar year, the emerging market local debt asset class recovered, posting posting strong returns for the remainder of the fiscal year. Mixed economic data in developed markets proved positive for emerging markets during the reporting period. The US economy’s contraction in the first quarter of 2014, combined with improving employment but low inflation, allayed concerns over near-term interest rate hikes. Combined with dovish monetary policy in developed Europe and Japan, EMFX improved and investors were able to earn a high level of carry with lower volatility during the middle portion of the fiscal year.

    Toward the end of the fiscal year, volatility returned to the market. Several idiosyncratic events impacted emerging markets including Russia/Ukraine tensions, loss of confidence in Venezuela’s ability to repay its debts, impending elections in Brazil, and a sharp decline in oil prices. The result was a rapid strengthening of the US dollar versus EMFX as well as a more moderate sell-off in local rates. While local rates rallied in the final months of the fiscal year, the US dollar continued to strengthen, albeit more gradually.

    For the reporting period, the primary contributors to the Fund’s performance versus its broad market/style-specific index were its overweight position in Indonesia and an off-index position in US dollar-denominated emerging market corporate bonds.

Portfolio Composition
By industry
Sovereign Debt	64.4%
Diversified Banks	14.7
Investment Banking & Brokerage	2.8
Diversified Capital Markets	2.7
Diversified REITs	2.6
Wireless Telecommunication Services	2.5
Independent Power Producers & Energy Traders	1.9
Electric Utilities	1.0
Integrated Telecommunication Services	1.0
Semiconductors	1.0
Real Estate Development Money Market Funds	0.6
Plus Other Assets Less Liabilities	4.8

Top Five Fixed Income Issuers*

1.	Malaysia Government Bond	8.5%
2.	Poland Government Bond	7.3
3.	Standard Chartered Bank	6.3
4.	Turkey Government Bond	6.2
5.	Russia Federal Bond	5.8

Total Net Assets	$55.1 million

Total Number of Holdings*	61

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Emerging Market Local Currency Debt Fund

In addition, overweight positions in Russia and Brazil versus the Fund’s broad market/style-specific index were significant detractors from Fund performance during the reporting period.

We expect potential key drivers of near-term performance to be the path of the US dollar versus EMFX, developed market central banks’ policy decisions and commodity prices. Over the longer term, our fundamental outlook for the emerging market local debt asset class remains positive given indications of higher growth prospects relative to developed economies, improving balance sheets, low financing needs and abundant liquidity from developed market central banks.

We expect continued divergence among developing economies as well as emerging markets. Investors face a complex landscape where rising rates in the US may coincide with continued dovish policies in Europe and Japan. Emerging economies will likely also be impacted differently by macro forces such as commodity prices. In this environment, we stress the importance of projecting the future path of EMFX and local rates on a country by country basis. The usefulness of currency adjustments and/or tighter domestic fiscal and monetary policy could have noticeably differing impacts on macro imbalances in each country given a myriad of other factors including trade openness and other balance of payment items such as the capital account.

In our opinion, the key to unlocking excess return could be bottom-up sovereign analysis to identify local markets that could benefit from structural reforms and favorable political developments aimed at improving sovereign ability to attract capital flows. Likewise, it could become increasingly important to take advantage of dislocations owing to market overshoots.

Thank you for your investment in Invesco Emerging Market Local Currency Debt Fund.

1	Source: JP Morgan

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jack Deino Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Emerging Market Local Currency
Debt Fund. He joined Invesco in 2006. Mr. Deino earned a BA in Latin American studies from The University of Texas at Austin.

Joseph Portera Portfolio Manager, is manager of Invesco Emerging Market Local Currency Debt Fund. He joined
Invesco in 2012. Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

5                         Invesco Emerging Market Local Currency Debt Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 6/16/10; index data from 6/30/10

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Sovereign debt risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

continued on page 7

6                         Invesco Emerging Market Local Currency Debt Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	1.99%
1 Year	-7.57

Class B Shares
Inception (6/16/10)	1.84%
1 Year	-8.80

Class C Shares
Inception (6/16/10)	2.23%
1 Year	-5.09

Class R Shares
Inception (6/16/10)	2.71%
1 Year	-3.69

Class Y Shares
Inception (6/16/10)	3.25%
1 Year	-3.20

Class R5 Shares
Inception (6/16/10)	3.23%
1 Year	-3.20

Class R6 Shares
Inception	3.09%
1 Year	-3.21

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	1.80%
1 Year	-6.29

Class B Shares
Inception (6/16/10)	1.66%
1 Year	-7.55

Class C Shares
Inception (6/16/10)	2.06%
1 Year	-3.79

Class R Shares
Inception (6/16/10)	2.54%
1 Year	-2.48

Class Y Shares
Inception (6/16/10)	3.08%
1 Year	-1.88

Class R5 Shares
Inception (6/16/10)	3.06%
1 Year	-1.88

Class R6 Shares
Inception	2.92%
1 Year	-1.88

distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and

Class R6 shares was 1.24%, 1.99%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.77%, 2.52%, 2.52%, 2.02%, 1.52%, 1.36% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

continued from page 6

About indexes used in this report

■	The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.
■	The Lipper Emerging Markets Debt Funds Index is an unmanaged index considered representative of emerging market debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                         Invesco Emerging Market Local Currency Debt Fund

Invesco Emerging Market Local Currency Debt Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Changing fixed income market conditions risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.
■	Foreign securities risk. The Fund’s foreign investments may be affected by continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Emerging Market Local Currency Debt Fund

Schedule of Investments

October 31, 2014

	Principal Amount			Value
Non U.S. Dollar Denominated Bonds & Notes–92.53%(a)
Brazil–10.63%
Banco Safra S.A., Sr. Unsec. Notes, 10.25%, 08/08/16(b)	BRL	956,000		$371,328
REGS, Sr. Unsec. Euro Notes,
10.25%, 08/08/16(b)	BRL	680,000		264,124
Brazil Letras do Tesouro Nacional, Unsec. Bonds, 0.00%, 07/01/16(c)	BRL	4,600,000		1,531,926
Brazil Notas do Tesouro Nacional,
Series B, Unsec. Notes,
6.00%, 08/15/50	BRL	617,500	(d)	252,103
Series F, Sr. Unsec. Notes,
10.00%, 01/01/17	BRL	1,900,000		732,088
Unsec. Notes,
10.00%, 01/01/21	BRL	4,758,000		1,751,148
10.00%, 01/01/23	BRL	600,000		216,395
Itau Unibanco Holding S.A.,
Sr. Unsec. Notes,
10.50%, 11/23/15(b)	BRL	1,150,000		461,764
REGS, Sr. Unsec. Euro Notes,
10.50%, 11/23/15(b)	BRL	702,000		281,877
				5,862,753

China–2.68%
China Electronics Corp Holdings Co Ltd., Class H, Sr. Unsec. Medium-Term Euro Bonds, 4.70%, 01/16/17	CNY	3,500,000		575,392
China Unicom Hong Kong Ltd., Sr. Unsec. Medium-Term Euro Notes, 4.00%, 04/16/17	CNY	3,500,000		572,082
Longfor Properties Co. Ltd., Sr. Unsec. Gtd. Euro Notes, 6.75%, 05/28/18	CNY	2,000,000		328,055
				1,475,529

Colombia–6.93%
Colombia Government International Bond, Sr. Unsec. Global Bonds,
4.38%, 03/21/23	COP	4,313,000,000		1,860,317
9.85%, 06/28/27	COP	633,000,000		395,225
Empresas Publicas de Medellin ESP, Sr. Unsec. Notes,
8.38%, 02/01/21(b)	COP	1,000,000,000		521,238
REGS, Sr. Unsec. Euro Notes,
8.38%, 02/01/21(b)	COP	2,000,000,000		1,042,477
				3,819,257

Costa Rica–1.49%
Costa Rica Government International Bond, Unsec. Bonds,
9.43%, 06/29/22(b)	CRC	200,000,000		355,313
11.04%, 09/27/17(b)	CRC	237,500,000		467,277
				822,590

	Principal Amount		Value
Germany–2.71%
Deutsche Bank A.G., Sr. Unsec. Medium-Term Euro Notes, 8.38%, 03/17/34(b)	IDR	18,300,000,000	$1,497,048

Hungary–2.85%
Hungary Government Bond,
Series 17/A, Unsec. Bonds,
6.75%, 11/24/17	HUF	158,000,000	721,804
Series 17/B, Unsec. Bonds,
6.75%, 02/24/17	HUF	190,500,000	848,749
			1,570,553

Luxembourg–1.55%
Bank of New York Mellon Luxembourg S.A. (The), Series NG5, Sec. Medium-Term Euro Notes, 10.70%, 06/05/18(b)	NGN	150,000,000	855,869

Malaysia–8.54%
Malaysia Government Bond,
Series 0111, Sr. Unsec. Bonds,
4.16%, 07/15/21	MYR	5,681,000	1,767,186
Series 0112, Sr. Unsec. Bonds,
3.42%, 08/15/22	MYR	2,000,000	591,886
Series 0902, Sr. Unsec. Bonds,
4.38%, 11/29/19	MYR	7,500,000	2,352,355
			4,711,427

Mexico–7.20%
America Movil S.A.B. de C.V., Sr. Unsec. Euro Notes, 7.13%, 12/09/24	MXN	2,000,000	150,167
Sr. Unsec. Gtd. Global Notes,
8.46%, 12/18/36	MXN	17,000,000	1,248,536
Mexican Bonos,
Series M, Unsec. Bonds,
7.75%, 11/13/42	MXN	100,000	8,324
8.00%, 12/07/23	MXN	11,300,000	964,599
Series M20, Sr. Unsec. Bonds,
10.00%, 12/05/24	MXN	16,451,100	1,600,037
			3,971,663

Peru–1.88%
Peruvian Government International Bond, Sr. Unsec. Bonds, 5.70%, 08/12/24(b)	PEN	300,000	102,317
Sr. Unsec. Notes,
8.20%, 08/12/26(b)	PEN	1,496,000	628,689
REGS, Sr. Unsec. Global Notes,
6.95%, 08/12/31(b)	PEN	834,000	305,042
			1,036,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Emerging Market Local Currency Debt Fund

	Principal Amount		Value
Philippines–0.39%
Philippine Government International Bond, Sr. Unsec. Global Bonds, 3.90%, 11/26/22	PHP	10,000,000	$217,803

Poland–7.30%
Poland Government Bond,
Series 1020, Unsec. Bonds,
5.25%, 10/25/20	PLN	1,600,000	558,643
Series 1021, Unsec. Bonds,
5.75%, 10/25/21	PLN	1,015,000	369,224
Series 1023, Unsec. Bonds,
4.00%, 10/25/23	PLN	3,482,000	1,161,206
Series DS1017, Unsec. Bonds,
5.25%, 10/25/17	PLN	5,935,000	1,935,585
			4,024,658

Romania–1.44%
Romania Government Bond, Series 5Y, Unsec. Bonds, 5.90%, 07/26/17	RON	2,550,000	793,645

Russia–5.76%
Russian Federal Bond–OFZ, Series 5080, Unsec. Bonds, 7.40%, 04/19/17	RUB	11,500,000	253,880
Series 6208, Unsec. Bonds,
7.50%, 02/27/19	RUB	68,372,000	1,460,135
Series 6215, Unsec. Bonds,
7.00%, 08/16/23	RUB	74,000,000	1,460,747
			3,174,762

South Africa–4.11%
South Africa Government Bond, Series 2023, Unsec. Bonds, 7.75%, 02/28/23	ZAR	24,892,000	2,268,407

Supranational–4.02%
European Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Euro Notes, 0.00%, 12/31/18(c)	ZAR	5,600,000	379,794
International Bank for Reconstruction & Development, Sr. Unsec. Medium-Term Euro Notes, 7.00%, 06/07/23	ZAR	17,000,000	1,444,978
Series GDIF, Sr. Unsec. Medium-Term Euro Notes,
7.68%, 08/10/16	ZAR	4,250,000	389,621
			2,214,393

Thailand–4.82%
Thailand Government Bond,
Sr. Unsec. Bonds,
3.65%, 12/17/21	THB	51,600,000	1,651,338
3.88%, 06/13/19	THB	31,175,000	1,006,266
			2,657,604

	Principal Amount			Value
Turkey–6.21%
Turkey Government Bond,
Unsec. Bonds,
8.80%, 09/27/23	TRY	1,735,000		$794,278
9.00%, 07/24/24	TRY	1,250,000		583,776
Series CPI, Unsec. Bonds,
3.00%, 02/23/22	TRY	3,271,847	(d)	1,592,791
4.00%, 04/01/20	TRY	903,193	(d)	455,538
				3,426,383

United Kingdom–8.61%
Barclays Bank PLC, Series FR52, Sr. Unsec. Medium-Term Euro Notes, 10.50%, 08/19/30	IDR	13,200,000,000		1,292,391
Standard Chartered Bank, Sr. Unsec. Medium-Term Euro Notes,
7.80%, 05/05/20	INR	33,600,000		533,581
8.12%, 12/14/20	INR	40,000,000		646,212
8.28%, 09/23/27	INR	58,000,000		940,977
8.38%, 03/17/34	IDR	16,304,000,000		1,333,771
				4,746,932

United States–3.41%
JP Morgan Chase Bank N.A., Unsec. Medium-Term Euro Notes, 8.25%, 06/17/32(b)	IDR	4,000,000,000		324,139
Morgan Stanley, Series G, Sr. Unsec. Medium-Term Euro Notes, 8.44%, 12/28/15	MXN	20,000,000		1,553,935
				1,878,074
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $54,849,457)				51,025,398

U.S. Dollar Denominated Bonds & Notes–2.71%
Hungary–0.68%
Hungary Government International Bond, Sr. Unsec. Global Notes, 5.38%, 03/25/24		$350,000		375,410

Russia–2.03%
Russian Foreign Bond, REGS, Sr. Unsec. Euro Bonds, 7.50%, 03/31/30(b)(e)		982,500		1,117,093
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,450,963)				1,492,503

	Shares
Money Market Funds–2.21%
Liquid Assets Portfolio–Institutional Class(f)		610,862		610,862
Premier Portfolio–Institutional Class(f)		610,862		610,862
Total Money Market Funds (Cost $1,221,724)				1,221,724
TOTAL INVESTMENTS–97.45% (Cost $57,522,144)				53,739,625
OTHER ASSETS LESS LIABILITIES–2.55%				1,406,888
NET ASSETS–100.00%				$55,146,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Emerging Market Local Currency Debt Fund

Investment Abbreviations:

BRL	– Brazilian Real
CNY	– Chinese Yuan Renminbi
COP	– Colombian Peso
CPI	– Consumer Price Index
CRC	– Costa Rican Colon
Gtd.	– Guaranteed
HUF	– Hungary Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupees
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NGN	– Nigerian Naira
PEN	– Peru Nuevo Sol
PHP	– Philippines Peso
PLN	– Poland Zloty
REGS	– Regulation S
RON	– Romanian Leu
RUB	– Russian Rouble
Sec.	– Secured
Sr.	– Senior
THB	– Thailand Baht
TRY	– New Turkish Lire
Unsec.	– Unsecured
ZAR	– South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $8,595,595, which represented 15.59% of the Fund’s Net Assets.
(c)	Zero coupon bond issued at a discount.
(d)	Principal amount of security and interest payments are adjusted for inflation.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Market Local Currency Debt Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $56,300,420)	$52,517,901
Investments in affiliated money market funds, at value and cost	1,221,724
Total investments, at value (Cost $57,522,144)	53,739,625
Foreign currencies, at value (Cost $223,316)	196,465
Receivable for:
Fund shares sold	242,276
Dividends and interest	1,076,990
Forward foreign currency contracts outstanding	74,407
Investment for trustee deferred compensation and retirement plans	22,218
Other assets	29,055
Total assets	55,381,036

Liabilities:
Payable for:
Investments purchased	102,388
Fund shares reacquired	18,385
Accrued fees to affiliates	11,696
Accrued trustees’ and officers’ fees and benefits	1,943
Accrued other operating expenses	76,892
Trustee deferred compensation and retirement plans	23,219
Total liabilities	234,523
Net assets applicable to shares outstanding	$55,146,513

Net assets consist of:
Shares of beneficial interest	$59,812,153
Undistributed net investment income	(19,724)
Undistributed net realized gain (loss)	(870,224)
Net unrealized appreciation (depreciation)	(3,775,692)
$55,146,513

Net Assets:
Class A	$9,378,993
Class B	$349,199
Class C	$2,243,803
Class R	$460,469
Class Y	$2,911,194
Class R5	$185,735
Class R6	$39,617,120

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,104,543
Class B	41,175
Class C	264,277
Class R	54,301
Class Y	342,831
Class R5	21,908
Class R6	4,670,582
Class A:
Net asset value per share	$8.49
Maximum offering price per share
(Net asset value of $8.49 ÷ 95.75%)	$8.87
Class B:
Net asset value and offering price per share	$8.48
Class C:
Net asset value and offering price per share	$8.49
Class R:
Net asset value and offering price per share	$8.48
Class Y:
Net asset value and offering price per share	$8.49
Class R5
Net asset value and offering price per share	$8.48
Class R6:
Net asset value and offering price per share	$8.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Emerging Market Local Currency Debt Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Interest (net of foreign withholding taxes of $ 29,591)	$3,521,980
Dividends from affiliated money market funds	597
Total investment income	3,522,577

Expenses:
Advisory fees	404,296
Administrative services fees	50,000
Custodian fees	48,766
Distribution fees:
Class A	25,783
Class B	4,481
Class C	26,262
Class R	2,989
Transfer agent fees — A, B, C, R and Y	46,985
Transfer agent fees — R5	24
Transfer agent fees — R6	152
Trustees’ and officers’ fees and benefits	23,872
Registration and filing fees	78,184
Professional services fees	56,492
Other	41,620
Total expenses	809,906
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(216,240)
Net expenses	593,666
Net investment income	2,928,911

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,660,868)
Foreign currencies	(226,085)
(3,886,953)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $12,174)	(677,923)
Foreign currencies	(44,219)
Forward foreign currency contracts	74,407
(647,735)
Net realized and unrealized gain (loss)	(4,534,688)
Net increase (decrease) in net assets resulting from operations	$(1,605,777)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Emerging Market Local Currency Debt Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$2,928,911	$2,883,711
Net realized gain (loss)	(3,886,953)	(1,350,657)
Change in net unrealized appreciation (depreciation)	(647,735)	(3,675,975)
Net increase (decrease) in net assets resulting from operations	(1,605,777)	(2,142,921)

Distributions to shareholders from net investment income:
Class A	(94,246)	(513,979)
Class B	(2,855)	(17,697)
Class C	(9,449)	(97,142)
Class R	(6,808)	(21,062)
Class Y	(717)	(78,673)
Class R5	(3,164)	(13,807)
Class R6	(241,187)	(1,024,411)
Total distributions from net investment income	(358,426)	(1,766,771)

Return of capital:
Class A	(337,513)	(196,001)
Class B	(12,582)	(9,010)
Class C	(80,754)	(49,873)
Class R	(16,593)	(9,168)
Class Y	(104,758)	(27,619)
Class R5	(6,694)	(4,929)
Class R6	(1,427,178)	(367,935)
Total return of capital	(1,986,072)	(664,535)

Share transactions–net:
Class A	(2,698,730)	(29,568)
Class B	(182,834)	(227,157)
Class C	(1,043,278)	(27,294)
Class R	(268,622)	(107,790)
Class Y	1,522,783	(92,115)
Class R5	(87,031)	(132,646)
Class R6	9,033,125	5,022,774
Net increase in net assets resulting from share transactions	6,275,413	4,406,204
Net increase (decrease) in net assets	2,325,138	(168,023)

Net assets:
Beginning of year	52,821,375	52,989,398
End of year (includes undistributed net investment income of $(19,724) and $(15,989), respectively)	$55,146,513	$52,821,375

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Emerging Market Local Currency Debt Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

14                         Invesco Emerging Market Local Currency Debt Fund

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                         Invesco Emerging Market Local Currency Debt Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

16                         Invesco Emerging Market Local Currency Debt Fund

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Next $500 million	0.67%
Over $1.5 billion	0.65%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.24%, 1.99%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $169,080 and reimbursed class level expenses of $29,735, $1,292, $7,572, $1,724, $6,562, $24 and $151 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

17                         Invesco Emerging Market Local Currency Debt Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $1,389 in front-end sales commissions from the sale of Class A shares and $321, $659 and $140 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$1,221,724	$—	$—	$1,221,724
Corporate Debt Securities	—	1,878,074	—	1,878,074
Foreign Debt Securities	—	14,754,848	—	14,754,848
Foreign Sovereign Debt Securities	—	35,884,979	—	35,884,979
	1,221,724	52,517,901	—	53,739,625
Forward Foreign Currency Contracts*	—	74,407	—	74,407
Total Investments	$1,221,724	$52,592,308	$—	$53,814,032

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$75,016	$(609)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended October 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Change in Unrealized Appreciation:
Currency risk	$74,407

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$2,548,052

18                         Invesco Emerging Market Local Currency Debt Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/24/2014	Barclays Bank PLC	USD	550,000	ZAR	6,096,035	$550,700	$700
11/24/2014	Barclays Bank PLC	USD	550,000	TRY	1,240,910	555,234	5,234
11/28/2014	Barclays Bank PLC	USD	550,000	CLP	319,605,000	551,415	1,415
11/28/2014	Barclays Bank PLC	EUR	860,000	PLN	3,634,670	1,093,199	(609)
11/28/2014	J.P. Morgan Securities Inc.	EUR	1,000,000	USD	1,321,039	1,253,372	67,667
Total open forward foreign currency contracts — Currency Risk							$74,407

Currency Abbreviations:

CLP	– Chilean Peso
PLN	– Poland Zloty

USD	– U.S. Dollar
EUR	– Euro

TRY	– Turkish Lira
ZAR	– South African Rand

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Barclays Bank PLC	$7,349	$(609)	$6,740	$—	$—	$6,740
J.P. Morgan Securities Inc.	67,667	—	67,667	—	—	67,667
Total	$75,016	$(609)	$74,407	$—	$—	$74,407

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Barclays Bank PLC	$609	$(609)	$—	$—	$—	$—

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $100.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19                         Invesco Emerging Market Local Currency Debt Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$358,426	$1,766,771
Return of Capital	1,986,072	664,535
Total distributions	$2,344,498	$2,431,306

Tax Components of Net Assets at Period-End:

2014
Net unrealized appreciation (depreciation) — investments	$(3,788,401)
Net unrealized appreciation (depreciation) — other investments	(66,166)
Temporary book/tax differences	(19,724)
Capital loss carryforward	(791,349)
Shares of beneficial interest	59,812,153
Total net assets	$55,146,513

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$442,811	$348,538	$791,349

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $41,225,180 and $35,441,710, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$873,798
Aggregate unrealized (depreciation) of investment securities	(4,662,199)
Net unrealized appreciation (depreciation) of investment securities	$(3,788,401)

Cost of investments for tax purposes is $57,528,026.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on October 31, 2014, undistributed net investment income was decreased by $588,148, undistributed net realized gain (loss) was increased by $3,242,966 and shares of beneficial interest was decreased by $2,654,818. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Emerging Market Local Currency Debt Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	321,070	$2,828,536	1,107,025	$11,008,113
Class B	1,439	12,454	28,496	283,509
Class C	45,525	401,566	209,537	2,082,129
Class R	4,893	42,740	29,870	297,718
Class Y	431,545	3,732,173	309,720	3,109,464
Class R5	10,888	94,010	22,179	221,299
Class R6	1,094,766	9,395,035	572,154	5,356,845

Issued as reinvestment of dividends:
Class A	37,699	329,768	52,555	510,456
Class B	1,571	13,739	2,370	23,056
Class C	8,028	70,247	12,046	116,746
Class R	2,638	23,048	3,086	29,844
Class Y	3,740	32,713	7,308	71,356
Class R5	1,081	9,459	1,878	18,246
Class R6	191,001	1,668,365	144,242	1,392,346

Automatic conversion of Class B shares to Class A shares:
Class A	5,777	50,624	9,278	91,044
Class B	(5,783)	(50,624)	(9,288)	(91,044)

Reacquired:
Class A	(677,777)	(5,907,658)	(1,224,108)	(11,639,181)
Class B	(18,311)	(158,403)	(46,089)	(442,678)
Class C	(174,584)	(1,515,091)	(235,033)	(2,226,169)
Class R	(37,933)	(334,410)	(44,080)	(435,352)
Class Y	(259,214)	(2,242,103)	(339,280)	(3,272,935)
Class R5	(21,876)	(190,500)	(38,602)	(372,191)
Class R6	(231,999)	(2,030,275)	(177,689)	(1,726,417)
Net increase in share activity	734,184	$6,275,413	397,575	$4,406,204

(a)	72% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

21                         Invesco Emerging Market Local Currency Debt Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/14	$9.17	$0.46	$(0.77)	$(0.31)	$(0.06)	$—	$(0.31)	$(0.37)	$8.49	(3.44)%	$9,379	1.24	%(e)	1.84	%(e)	5.29	%(e)	69%
Year ended 10/31/13	9.88	0.48	(0.79)	(0.31)	(0.29)	—	(0.11)	(0.40)	9.17	(3.25)	12,998	1.24		1.77		4.96		31
Year ended 10/31/12	10.36	0.50	0.17	0.67	(0.88)	(0.24)	(0.03)	(1.15)	9.88	7.50	14,549	1.24		1.79		5.17		30
Year ended 10/31/11	11.11	0.53	(0.49)	0.04	(0.63)	(0.16)	—	(0.79)	10.36	0.34	12,886	1.23		1.86		4.97		106
Year ended 10/31/10(f)	10.00	0.21	1.07	1.28	(0.17)	—	—	(0.17)	11.11	12.90	1,776	1.24	(g)	1.76	(g)	5.06	(g)	22
Class B
Year ended 10/31/14	9.16	0.40	(0.78)	(0.38)	(0.05)	—	(0.25)	(0.30)	8.48	(4.17)	349	1.99	(e)	2.59	(e)	4.54	(e)	69
Year ended 10/31/13	9.87	0.41	(0.79)	(0.38)	(0.22)	—	(0.11)	(0.33)	9.16	(3.98)	570	1.99		2.52		4.21		31
Year ended 10/31/12	10.35	0.43	0.17	0.60	(0.81)	(0.24)	(0.03)	(1.08)	9.87	6.70	856	1.99		2.54		4.42		30
Year ended 10/31/11	11.10	0.45	(0.49)	(0.04)	(0.55)	(0.16)	—	(0.71)	10.35	(0.42)	843	1.98		2.61		4.22		106
Year ended 10/31/10(f)	10.00	0.18	1.07	1.25	(0.15)	—	—	(0.15)	11.10	12.52	455	1.99	(g)	2.51	(g)	4.31	(g)	22
Class C
Year ended 10/31/14	9.17	0.40	(0.78)	(0.38)	(0.05)	—	(0.25)	(0.30)	8.49	(4.16)	2,244	1.99	(e)	2.59	(e)	4.54	(e)	69
Year ended 10/31/13	9.88	0.41	(0.79)	(0.38)	(0.22)	—	(0.11)	(0.33)	9.17	(3.97)	3,532	1.99		2.52		4.21		31
Year ended 10/31/12	10.36	0.43	0.17	0.60	(0.81)	(0.24)	(0.03)	(1.08)	9.88	6.70	3,938	1.99		2.54		4.42		30
Year ended 10/31/11	11.10	0.45	(0.48)	(0.03)	(0.55)	(0.16)	—	(0.71)	10.36	(0.33)	3,079	1.98		2.61		4.22		106
Year ended 10/31/10(f)	10.00	0.18	1.07	1.25	(0.15)	—	—	(0.15)	11.10	12.52	314	1.99	(g)	2.51	(g)	4.31	(g)	22
Class R
Year ended 10/31/14	9.17	0.44	(0.78)	(0.34)	(0.06)	—	(0.29)	(0.35)	8.48	(3.79)	460	1.49	(e)	2.09	(e)	5.04	(e)	69
Year ended 10/31/13	9.87	0.46	(0.78)	(0.32)	(0.27)	—	(0.11)	(0.38)	9.17	(3.39)	776	1.49		2.02		4.71		31
Year ended 10/31/12	10.36	0.48	0.16	0.64	(0.86)	(0.24)	(0.03)	(1.13)	9.87	7.13	946	1.49		2.04		4.92		30
Year ended 10/31/11	11.11	0.49	(0.48)	0.01	(0.60)	(0.16)	—	(0.76)	10.36	0.09	386	1.48		2.11		4.72		106
Year ended 10/31/10(f)	10.00	0.20	1.07	1.27	(0.16)	—	—	(0.16)	11.11	12.81	44	1.49	(g)	2.01	(g)	4.81	(g)	22
Class Y
Year ended 10/31/14	9.17	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.49	(3.20)	2,911	0.99	(e)	1.59	(e)	5.54	(e)	69
Year ended 10/31/13	9.88	0.51	(0.79)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.17	(3.01)	1,529	0.99		1.52		5.21		31
Year ended 10/31/12	10.37	0.52	0.17	0.69	(0.91)	(0.24)	(0.03)	(1.18)	9.88	7.67	1,867	0.99		1.54		5.42		30
Year ended 10/31/11	11.11	0.56	(0.49)	0.07	(0.65)	(0.16)	—	(0.81)	10.37	0.69	1,131	0.98		1.61		5.22		106
Year ended 10/31/10(f)	10.00	0.22	1.07	1.29	(0.18)	—	—	(0.18)	11.11	13.00	432	0.99	(g)	1.51	(g)	5.31	(g)	22
Class R5
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.48	(3.20)	186	0.99	(e)	1.31	(e)	5.54	(e)	69
Year ended 10/31/13	9.87	0.51	(0.79)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.16	(3.01)	291	0.99		1.36		5.21		31
Year ended 10/31/12	10.35	0.52	0.18	0.70	(0.91)	(0.24)	(0.03)	(1.18)	9.87	7.78	457	0.99		1.28		5.42		30
Year ended 10/31/11	11.11	0.56	(0.51)	0.05	(0.65)	(0.16)	—	(0.81)	10.35	0.50	28,952	0.98		1.36		5.22		106
Year ended 10/31/10(f)	10.00	0.21	1.08	1.29	(0.18)	—	—	(0.18)	11.11	13.00	70,233	0.99	(g)	1.29	(g)	5.31	(g)	22
Class R6
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.48	(3.21)	39,617	0.99	(e)	1.30	(e)	5.54	(e)	69
Year ended 10/31/13	9.87	0.50	(0.78)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.16	(3.01)	33,125	0.99		1.29		5.21		31
Year ended 10/31/12(f)	9.83	0.06	0.01	0.07	(0.00)	—	(0.03)	(0.03)	9.87	0.66	30,375	0.99	(g)	1.26	(g)	5.42	(g)	30

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, which were less than $0.005 per share, for fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $10,313, $448, $2,626, $598, $2,276, $220 and $37,424 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of June 16, 2010 for Class A, Class B, Class C, Class R, Class Y and Class R5 and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

22                         Invesco Emerging Market Local Currency Debt Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Emerging Markets Local Currency Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Emerging Markets Local Currency Debt Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 10, 2010 (commencement of operations) through October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

23                         Invesco Emerging Market Local Currency Debt Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$985.20	$6.20	$1,018.95	$6.31	1.24%
B	1,000.00	981.40	9.94	1,015.17	10.11	1.99
C	1,000.00	981.50	9.94	1,015.17	10.11	1.99
R	1,000.00	983.90	7.45	1,017.69	7.58	1.49
Y	1,000.00	986.40	4.96	1,020.21	5.04	0.99
R5	1,000.00	986.40	4.96	1,020.21	5.04	0.99
R6	1,000.00	986.40	4.96	1,020.21	5.04	0.99

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Emerging Market Local Currency Debt Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Emerging Market Local Currency Debt Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that only three calendar years of comparative performance data was available for the Fund. The Board compared the Fund’s performance during the past one and three calendar years to the performance of funds in the Lipper performance universe and against the Lipper Emerging Markets Local Currency Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance

25                         Invesco Emerging Market Local Currency Debt Fund

universe for the one year period and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds. The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period (there being no three year performance data for the Index). The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 23, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers manage no other mutual funds, but do manage five off-shore funds using an investment process substantially similar to the investment process used for the Fund and that the Fund’s rate was lower than the effective advisory fee rate of three funds and above the effective advisory fee rate of two funds.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to a client account with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the

Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

26                         Invesco Emerging Market Local Currency Debt Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Emerging Market Local Currency Debt Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Emerging Market Local Currency Debt Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	EMLCD-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Emerging Markets Equity Fund

Nasdaq:
A: IEMAX ▪ C: IEMCX ▪ R: IEMRX ▪ Y: IEMYX ▪ R5: IEMIX ▪ R6: EMEFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Contracts
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco Emerging Markets Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Emerging Markets Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Class A shares of Invesco Emerging Markets Fund, at net asset value, slightly underperformed its style-specific benchmark, the MSCI Emerging Markets Index. Stock selection in the consumer discretionary, consumer staples, energy, industrials and materials sectors contributed to performance, while holdings in the financials, information technology (IT), health care and utilities sectors detracted from performance for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.57%
Class C Shares	-0.27
Class R Shares	0.17
Class Y Shares	0.74
Class R5 Shares	0.74
Class R6 Shares	0.87
MSCI EAFE Index▼ (Broad Market Index)	-0.60
MSCI Emerging Markets Index▼ (Style-Specific Index)	0.64
Lipper Emerging Market Funds Index■ (Peer Group Index)	1.20

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets generally rose during the fiscal year ended October 31, 2014, on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns.

These concerns included worries about potentially negative effects of the US Federal Reserve reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns.

Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth.

Advanced economies such as the UK and US saw a modest but stronger rebound than Europe, where a nascent recovery has stalled. A more supportive monetary policy in the eurozone may be positive for equity markets there, and we have seen evidence of earnings recovery coming through.

Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Consumer spending in Japan has been weak for some time, and retail sales and household spending increased only gradually during the reporting period

– although improved corporate earnings were an encouraging sign.

    Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong positive gains.

    The Fund stayed true to its process by emphasizing its quality orientation in stock selection. Our stock selection in the consumer discretionary, consumer staples, energy, industrials and materials sectors made the largest contribution to the Fund’s results versus its style-specific benchmark.

    From a geographic perspective, the Fund’s Asia/Pacific and Africa/Mideast holdings contributed most significantly to performance during the reporting period. Specifically, stock selection in China, India, Indonesia, South Korea, Malaysia and Russia positively affected Fund performance. Conversely, stock selection in Brazil, Hong Kong, and Mexico hampered Fund performance versus the Fund’s style-specific benchmark.

    Both Tata Motors and Grasim Industries benefited from the strength of the Indian market following the election of Prime Minister Modi. While Tata has continued to grow its automobile business by capitalizing on an attractive pipeline of new models, Grasim, a building materials and manufacturing company, is expected to benefit from the new government’s plans for significant infrastructure investment.

Portfolio Composition
By sector

Financials	22.0%
Consumer Discretionary	20.1
Consumer Staples	13.7
Industrials	12.5
Information Technology	11.0
Energy	6.4
Health Care	4.3
Materials	3.7
Telecommunication Services	3.2
Money Market Funds
Plus Other Assets Less Liabilities	3.1

Top 10 Equity Holdings*

1.	Taiwan Semiconductor Manufacturing Co. Ltd.	4.4%
2.	China Construction Bank Corp.- Class H	2.9
3.	Magnit OJSC-GDR	2.7
4.	Shenzhou International Group Holdings Ltd.	2.7
5.	Samsung Electronics Co., Ltd.	2.7
6.	Life Healthcare Group Holdings Ltd.	2.2
7.	Bank of Georgia Holdings PLC	2.2
8.	Zhuzhou CSR Times Electric Co., Ltd.-Class H	2.2
9.	Cosan Ltd.-Class A	2.1
10.	Kossan Rubber Industries Berhad	2.1

Top Five Countries
1.	China	15.0%
2.	Brazil	13.6
3.	South Korea	10.8
4.	India	8.9
5.	Taiwan	8.1

Total Net Assets	$27.1 million

Total Number of Holdings*	55

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Emerging Markets Equity Fund

Within the Asia/Pacific region, Hon Hai Precision and Taiwan Semiconductor, leading suppliers in the IT sector, continued to benefit from the growth of Apple’s (not a Fund holding) smartphone business.

Conversely, Hyundai Motor reported weaker sales due in part to a strengthening Korean won and a weaker Japanese yen, which made Hyundai’s sales more challenging. Hyundai also disappointed investors with a lower-than-expected dividend.

Also detracting from Fund performance was Russian bank Sberbank. The bank lagged the market due to ongoing tension between Russia and Ukraine. We sold our position in Sberbank during the reporting period. In addition, Eurobank Ergasias stock fell as investor concern regarding capitalization and political questions arose in Greece and the eurozone.

Relative to its style-specific benchmark, the Fund had overweight positions in the consumer staples, utilities and industrials sectors and underweight positions in the financials, IT, consumer discretionary, energy, telecommunication services and materials sectors at the close of the reporting period.

Geographically, the Fund maintained overweight positions in Brazil, China, and Indonesia, but underweight positions in Hong Kong, Mexico, South Africa and Taiwan throughout the reporting period.

Market volatility increased near the end of the fiscal year, and we believe it is likely to continue. While there are segments of the market that we continue to find attractive, particularly with a long-term perspective, valuations for the broader market are not inexpensive. We remain cautious, mindful of our mandate to provide protection in challenging markets, and are focused on high-quality companies with attractive valuations.

Thank you for your investment in Invesco Emerging Markets Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ingrid Baker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Emerging Markets Equity Fund.
She joined Invesco in 1999. Ms. Baker earned a BA in international politics from Oberlin College and an MBA in finance from the University of Navarra.

Assisted by Invesco’s Global Core Equity Team

5                          Invesco Emerging Markets Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 5/31/11

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco Emerging Markets Equity Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges
Class A Shares
Inception (5/31/11)	-8.42%
1 Year	-4.93

Class C Shares
Inception (5/31/11)	-7.59%
1 Year	-1.26

Class R Shares
Inception (5/31/11)	-7.16%
1 Year	0.17

Class Y Shares
Inception (5/31/11)	-6.70%
1 Year	0.74

Class R5 Shares
Inception (5/31/11)	-6.70%
1 Year	0.74

Class R6 Shares
Inception	-6.75%
1 Year	0.87

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.90%, 2.65%, 2.15%, 1.65%, 1.65% and 1.65%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.80%, 3.55%, 3.05%, 2.55%, 2.31% and 2.26%, respectively. The expense ratios presented

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/31/11)	-8.99%
1 Year	-2.67

Class C Shares
Inception (5/31/11)	-8.11%
1 Year	1.33

Class R Shares
Inception (5/31/11)	-7.67%
1 Year	2.77

Class Y Shares
Inception (5/31/11)	-7.23%
1 Year	3.34

Class R5 Shares
Inception (5/31/11)	-7.23%
1 Year	3.34

Class R6 Shares
Inception	-7.29%
1 Year	3.34

above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

7                          Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco Emerging Markets Equity Fund

Schedule of Investments

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–96.91%
Brazil–13.59%
BB Seguridade Participacoes S.A.	33,700	$449,605
Cielo S.A.	30,900	507,393
Cosan Ltd.–Class A	54,675	579,008
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	54,900	272,949
Grendene S.A.	80,000	564,649
M Dias Branco S.A.	12,000	466,634
Marcopolo S.A.–Preference Shares	283,900	485,769
Petroleo Brasileiro S.A.–ADR	30,871	361,191
		3,687,198

Chile–3.26%
Banco de Credito e Inversiones (BCI)	7,153	398,447
Empresa Nacional de Telecomunicaciones S.A.	45,416	487,111
		885,558

China–15.04%
China Construction Bank Corp.–Class H	1,043,000	777,365
CNOOC Ltd.	272,000	425,801
Dongfeng Motor Group Co. Ltd.–Class H	170,000	262,614
Haitian International Holdings Ltd.	175,000	375,495
Shenzhou International Group Holdings Ltd.	213,000	734,710
Sun Art Retail Group Ltd.	346,500	371,605
Want Want China Holdings Ltd.	393,000	543,086
Zhuzhou CSR Times Electric Co., Ltd.–Class H	137,000	589,154
		4,079,830

France–1.19%
Edenred	11,599	321,741

Georgia–2.21%
Bank of Georgia Holdings PLC	14,632	599,252

Greece–1.97%
Eurobank Ergasias S.A.(a)	1,537,468	533,669

India–8.93%
Axis Bank Ltd.	70,163	503,208
Grasim Industries Ltd.	8,992	514,045
Motherson Sumi Systems Ltd.	78,871	544,436
Tata Consultancy Services Ltd.	11,854	508,714
Tata Motors Ltd.–ADR	7,462	351,460
		2,421,863

Indonesia–4.95%
PT Bank Rakyat Indonesia (Persero) Tbk	503,800	463,056
PT Indocement Tunggal Prakarsa Tbk	241,600	486,595
PT Matahari Department Store Tbk	320,300	392,455
		1,342,106

Malaysia–2.09%
Kossan Rubber Industries Berhad	405,900	567,606

	Shares	Value
Mexico–7.06%
Fibra Uno Administracion S.A. de C.V.	118,800	$412,344
Grupo Financiero Banorte S.A.B. de C.V.–Class O	76,300	488,979
Grupo Financiero Inbursa, SAB de C.V.–Class O	188,000	567,231
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	191,700	446,145
		1,914,699

Russia–2.72%
Magnit PJSC–GDR	11,014	737,938

South Africa–7.08%
Life Healthcare Group Holdings Ltd.	158,667	600,063
Mr. Price Group Ltd.	26,072	539,472
MTN Group Ltd.	16,546	366,148
Tiger Brands Ltd.	13,803	415,122
		1,920,805

South Korea–10.75%
CJ CGV Co., Ltd.	8,571	420,202
Coway Co., Ltd.	4,217	320,789
Grand Korea Leisure Co., Ltd.	13,796	492,018
Hyundai Motor Co.	3,463	552,262
Samsung Electronics Co., Ltd.	624	722,817
Shinhan Financial Group Co., Ltd.	8,682	408,586
		2,916,674

Taiwan–8.09%
Hon Hai Precision Industry Co., Ltd.	19,848	62,736
King Slide Works Co., Ltd.	39,000	512,178
Taiwan Semiconductor Manufacturing Co. Ltd.	275,000	1,185,557
Yungtay Engineering Co., Ltd.	196,000	435,085
		2,195,556

Thailand–2.80%
Bangkok Bank PCL–NVDR	58,400	356,590
CP ALL PCL	288,000	401,840
		758,430

Turkey–1.21%
TAV Havalimanlari Holding A.S.	39,240	328,911

Turkmenistan–1.39%
Dragon Oil PLC	43,792	376,564

United Kingdom–1.26%
SABMiller PLC	6,069	342,801

United States–1.32%
Yum! Brands, Inc.	4,997	358,935
Total Common Stocks & Other Equity Interests (Cost $26,156,199)		26,290,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Emerging Markets Equity Fund

	Shares	Value
Money Market Funds–3.66%
Liquid Assets Portfolio–Institutional Class(b)	495,742	$495,742
Premier Portfolio–Institutional Class(b)	495,741	495,741
Total Money Market Funds (Cost $991,483)		991,483
TOTAL INVESTMENTS–100.57% (Cost $27,147,682)		27,281,619
OTHER ASSETS LESS LIABILITIES–(0.57)%		(153,707)
NET ASSETS–100.00%		$27,127,912

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Emerging Markets Equity Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $26,156,199)	$26,290,136
Investments in affiliated money market funds, at value and cost	991,483
Total investments, at value (Cost $27,147,682)	27,281,619
Foreign currencies, at value (Cost $179,384)	177,563
Receivable for:
Fund shares sold	20,155
Dividends	25,169
Investment for trustee deferred compensation and retirement plans	15,442
Other assets	21,793
Total assets	27,541,741

Liabilities:
Payable for:
Investments purchased	233,764
Fund shares reacquired	20,493
Accrued foreign taxes	54,162
Accrued fees to affiliates	27,140
Accrued trustees’ and officers’ fees and benefits	1,887
Accrued other operating expenses	60,198
Trustee deferred compensation and retirement plans	16,185
Total liabilities	413,829
Net assets applicable to shares outstanding	$27,127,912

Net assets consist of:
Shares of beneficial interest	$29,528,201
Undistributed net investment income	122,868
Undistributed net realized gain (loss)	(2,655,826)
Net unrealized appreciation	132,669
$27,127,912

Net Assets:
Class A	$10,654,192
Class C	$2,825,325
Class R	$1,341,312
Class Y	$3,295,212
Class R5	$896,119
Class R6	$8,115,752

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,405,040
Class C	376,986
Class R	177,633
Class Y	433,991
Class R5	117,968
Class R6	1,067,644
Class A:
Net asset value per share	$7.58
Maximum offering price per share
(Net asset value of $7.58 ÷ 94.50%)	$8.02
Class C:
Net asset value and offering price per share	$7.49
Class R:
Net asset value and offering price per share	$7.55
Class Y:
Net asset value and offering price per share	$7.59
Class R5:
Net asset value and offering price per share	$7.60
Class R6:
Net asset value and offering price per share	$7.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Markets Equity Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $88,172)	$689,958
Dividends from affiliated money market funds (includes securities lending income of $1,960)	2,279
Total investment income	692,237

Expenses:
Advisory fees	249,678
Administrative services fees	50,000
Custodian fees	50,303
Distribution fees:
Class A	32,964
Class C	25,395
Class R	5,361
Transfer agent fees — A, C, R, and Y	60,038
Transfer agent fees — R5	127
Transfer agent fees — R6	519
Trustees’ and officers’ fees and benefits	23,449
Registration and filing fees	71,403
Professional services fees	56,638
Other	29,652
Total expenses	655,527
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(165,890)
Net expenses	489,637
Net investment income	202,600

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(257,866)
Foreign currencies	(12,875)
(270,741)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $2,182)	124,536
Foreign currencies	(1,605)
122,931
Net realized and unrealized gain (loss)	(147,810)
Net increase in net assets resulting from operations	$54,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Emerging Markets Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$202,600	$157,176
Net realized gain (loss)	(270,741)	(1,184,036)
Change in net unrealized appreciation	122,931	1,429,983
Net increase in net assets resulting from operations	54,790	403,123

Distributions to shareholders from net investment income:
Class A	(121,978)	(110,390)
Class C	(8,695)	(4,715)
Class R	(5,311)	(725)
Class Y	(4,449)	(4,128)
Class R5	(3,472)	(1,534)
Class R6	(81,720)	(95,808)
Total distributions from net investment income	(225,625)	(217,300)

Share transactions–net:
Class A	(4,506,049)	5,087,620
Class C	640,555	1,030,724
Class R	588,496	665,003
Class Y	2,890,104	162,026
Class R5	516,559	226,155
Class R6	(472,445)	982,733
Net increase (decrease) in net assets resulting from share transactions	(342,780)	8,154,261
Net increase (decrease) in net assets	(513,615)	8,340,084

Net assets:
Beginning of year	27,641,527	19,301,443
End of year (includes undistributed net investment income of $122,868 and $196,666, respectively)	$27,127,912	$27,641,527

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net

13                         Invesco Emerging Markets Equity Fund

asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco Emerging Markets Equity Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying

15                         Invesco Emerging Markets Equity Fund

securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.94%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.85%, 2.60%, 2.10%, 1.60%, 1.60% and 1.60% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $105,206 and reimbursed class level expenses of $44,043, $8,483, $3,581, $3,707, $127 and $519 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $10,585 in front-end sales commissions from the sale of Class A shares and $48 and $587 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Emerging Markets Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2014, there were transfers from Level 1 to Level 2 of $1,368,977 and from Level 2 to Level 1 of $408,586, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$3,687,198	$—	$—	$3,687,198
Chile	885,558	—	—	885,558
China	2,150,184	1,929,646	—	4,079,830
France	—	321,741	—	321,741
Georgia	599,252	—	—	599,252
Greece	533,669	—	—	533,669
India	865,505	1,556,358	—	2,421,863
Indonesia	—	1,342,106	—	1,342,106
Malaysia	567,606	—	—	567,606
Mexico	1,914,699	—	—	1,914,699
Russia	737,938	—	—	737,938
South Africa	1,920,805	—	—	1,920,805
South Korea	828,788	2,087,886	—	2,916,674
Taiwan	—	2,195,556	—	2,195,556
Thailand	401,840	356,590	—	758,430
Turkey	—	328,911	—	328,911
Turkmenistan	376,564	—	—	376,564
United Kingdom	—	342,801	—	342,801
United States	1,350,418	—	—	1,350,418
	$16,820,024	$10,461,595	$—	$27,281,619
NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $224.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17                         Invesco Emerging Markets Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$225,625	$217,300

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$136,269
Net unrealized appreciation — investments	76,786
Net unrealized appreciation (depreciation) — other investments	(1,274)
Temporary book/tax differences	(13,400)
Capital loss carryforward	(2,598,670)
Shares of beneficial interest	29,528,201
Total net assets	$27,127,912

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$851,527	$1,747,143	$2,598,670

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $24,255,044 and $24,376,184, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,911,954
Aggregate unrealized (depreciation) of investment securities	(1,835,168)
Net unrealized appreciation of investment securities	$76,786

Cost of investments for tax purposes is $27,204,833.

18                         Invesco Emerging Markets Equity Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain, on October 31, 2014, undistributed net investment income was decreased by $50,773 and undistributed net realized gain (loss) was increased by $50,773. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	826,496	$6,210,865	1,210,452	$9,144,959
Class C	179,248	1,317,911	209,861	1,569,940
Class R	97,020	714,181	88,331	673,041
Class Y	391,758	3,010,217	40,948	310,733
Class R5	69,420	513,251	33,120	230,345
Class R6	51,867	386,284	273,272	1,930,118

Issued as reinvestment of dividends:
Class A	13,876	100,046	11,199	86,231
Class C	1,162	8,339	607	4,665
Class R	730	5,260	86	660
Class Y	607	4,377	524	4,029
Class R5	459	3,308	170	1,310
Class R6	11,319	81,720	12,443	95,809

Reacquired:
Class A	(1,443,468)	(10,816,960)	(552,692)	(4,143,570)
Class C	(93,773)	(685,695)	(72,480)	(543,881)
Class R	(17,429)	(130,945)	(1,162)	(8,698)
Class Y	(16,439)	(124,490)	(20,317)	(152,736)
Class R5	—	—	(733)	(5,500)
Class R6	(125,987)	(940,449)	(138,213)	(1,043,194)
Net increase (decrease) in share activity	(53,134)	$(342,780)	1,095,416	$8,154,261

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 33% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

19                         Invesco Emerging Markets Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14	$7.61	$0.06	$(0.03)	$0.03	$(0.06)	$—	$(0.06)	$7.58	0.44%	$10,654	1.85	%(d)	2.57	%(d)	0.74	%(d)	94%
Year ended 10/31/13	7.61	0.05	0.03	0.08	(0.08)	—	(0.08)	7.61	1.06	15,284	1.85		2.75		0.68		41
Year ended 10/31/12	8.07	0.11	(0.47)	(0.36)	(0.07)	(0.03)	(0.10)	7.61	(4.51)	10,187	1.85		3.44		1.36		34
Year ended 10/31/11(e)	10.00	0.03	(1.96)	(1.93)	—	—	—	8.07	(19.30)	4,019	1.84	(f)	5.28	(f)	0.87	(f)	16
Class C
Year ended 10/31/14	7.55	—	(0.03)	(0.03)	(0.03)	—	(0.03)	7.49	(0.40)	2,825	2.60	(d)	3.32	(d)	(0.01	)(d)	94
Year ended 10/31/13	7.55	(0.01)	0.04	0.03	(0.03)	—	(0.03)	7.55	0.40	2,191	2.60		3.50		(0.07)		41
Year ended 10/31/12	8.05	0.04	(0.47)	(0.43)	(0.04)	(0.03)	(0.07)	7.55	(5.28)	1,150	2.60		4.19		0.61		34
Year ended 10/31/11(e)	10.00	0.00	(1.95)	(1.95)	—	—	—	8.05	(19.50)	236	2.59	(f)	6.03	(f)	0.12	(f)	16
Class R
Year ended 10/31/14	7.59	0.04	(0.03)	0.01	(0.05)	—	(0.05)	7.55	0.17	1,341	2.10	(d)	2.82	(d)	0.49	(d)	94
Year ended 10/31/13	7.58	0.03	0.04	0.07	(0.06)	—	(0.06)	7.59	0.97	739	2.10		3.00		0.43		41
Year ended 10/31/12	8.06	0.08	(0.47)	(0.39)	(0.06)	(0.03)	(0.09)	7.58	(4.86)	76	2.10		3.69		1.11		34
Year ended 10/31/11(e)	10.00	0.02	(1.96)	(1.94)	—	—	—	8.06	(19.40)	9	2.09	(f)	5.53	(f)	0.62	(f)	16
Class Y
Year ended 10/31/14	7.62	0.08	(0.04)	0.04	(0.07)	—	(0.07)	7.59	0.60	3,295	1.60	(d)	2.32	(d)	0.99	(d)	94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	—	(0.10)	7.62	1.42	442	1.60		2.50		0.93		41
Year ended 10/31/12	8.07	0.12	(0.47)	(0.35)	(0.08)	(0.03)	(0.11)	7.61	(4.31)	281	1.60		3.19		1.61		34
Year ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	—	—	—	8.07	(19.30)	38	1.59	(f)	5.03	(f)	1.12	(f)	16
Class R5
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	—	(0.07)	7.60	0.74	896	1.60	(d)	2.02	(d)	0.99	(d)	94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	—	(0.10)	7.62	1.42	366	1.60		2.26		0.93		41
Year ended 10/31/12	8.07	0.12	(0.47)	(0.35)	(0.08)	(0.03)	(0.11)	7.61	(4.31)	118	1.60		2.90		1.61		34
Year ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	—	—	—	8.07	(19.30)	7,720	1.59	(f)	4.86	(f)	1.12	(f)	16
Class R6
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	—	(0.07)	7.60	0.73	8,116	1.60	(d)	2.00	(d)	0.99	(d)	94
Year ended 10/31/13	7.62	0.07	0.03	0.10	(0.10)	—	(0.10)	7.62	1.28	8,619	1.60		2.21		0.93		41
Year ended 10/31/12(e)	7.85	0.01	(0.24)	(0.23)	—	—	—	7.62	(2.93)	7,488	1.60	(f)	1.79	(f)	1.61	(f)	34

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $13,186, $2,539, $1,072, $1,110, $482 and $8,315 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date May 31, 2011 for Class A, Class C, Class R, Class Y and Class R5 shares and September 24, 2012 for Class R6 shares.
(f)	Annualized.

20                         Invesco Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Emerging Markets Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 31, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

21                         Invesco Emerging Markets Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,029.80	$9.45	$1,015.89	$9.38	1.85%
C	1,000.00	1,026.00	13.26	1,012.11	13.17	2.60
R	1,000.00	1,027.20	10.71	1,014.63	10.65	2.10
Y	1,000.00	1,031.20	8.18	1,017.15	8.12	1.60
R5	1,000.00	1,031.20	8.17	1,017.16	8.11	1.60
R6	1,000.00	1,031.20	8.19	1,017.14	8.13	1.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Emerging Markets Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Emerging Markets Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past two calendar years was available. The Board compared the Fund’s performance during the past two calendar years to the performance of funds in the Lipper performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that the Fund’s performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was

23                         Invesco Emerging Markets Equity Fund

below the performance of the Index for the one and two year periods. Invesco Advisers noted that the portfolio management team had been reorganized in February 2014. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was above the rate of one such mutual fund and the same as the rate of another mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to a client account that is managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The

Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco Emerging Markets Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0.05%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Emerging Markets Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Emerging Markets Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	EME-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders | October 31, 2014

Invesco Endeavor Fund

Nasdaq:
A: ATDAX ■ B: ATDBX ■ C: ATDCX ■ R: ATDRX ■ Y: ATDYX ■ R5: ATDIX ■ R6: ATDFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
10 Financial Statements
12 Notes to Financial Statements
19 Financial Highlights
20 Auditor's Report
21 Fund Expenses
22 Approval of Investment Advisory and Sub-Advisory Contracts
24 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Endeavor Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

    Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Endeavor Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Endeavor Fund, at net asset value, underperformed its broad market, style-specific and peer group indexes.

    We attribute the Fund’s underperformance versus its style-specific index mainly to the Fund’s high cash positions during the year, which detracted from relative performance in a rising market environment. Other performance drivers were largely stock-specific, with select investments in the information technology (IT) and industrials sectors contributing the most to performance, while select holdings in the consumer discretionary and industrials sectors were among the largest detractors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.13%
Class B Shares	10.27
Class C Shares	10.27
Class R Shares	10.89
Class Y Shares	11.39
Class R5 Shares	11.51
Class R6 Shares	11.62
S&P 500 Index‚ (Broad Market Index)	17.27
Russell Mipcap Index‚ (Style-Specific Index)	15.32
Lipper Mid-Cap Core Funds Index■ (Peer Group Index)	11.89
Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy remained “good but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally led US equity markets higher during the reporting period.

    The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013 despite the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014.

    The US stock market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings were generally resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased market volatility.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund shares little in common with sector weightings of the Fund’s indexes. Select IT and industrials stocks were among the largest contributors to Fund performance for the reporting period. Select holdings in the consumer discretionary and industrials sectors were among the largest detractors. The Fund’s cash position also hurt Fund performance versus its style-specific benchmark in a rising market environment.

    IT company International Rectifier was the largest contributor to Fund performance during the fiscal year. International Rectifier has a
40-year history of leadership in making chips that reduce power consumption. The company specializes in semiconductors used in computers, as well as in energy-efficient appliances and automobiles. These semiconductors help reduce power consumption and improve both performance and efficiency. Toward the end of the fiscal year, the company’s share price rose after receiving a take-out offer from a

Portfolio Composition
By sector

Industrials	32.7%
Information Technology	13.6
Financials	9.1
Energy	8.8
Health Care	8.7
Consumer Discretionary	5.9
Consumer Staples	2.0
Materials	0.2
Money Market Funds Plus Other Assets Less Liabilities	19.0

Top 10 Equity Holdings*

1. Pike Corp.	4.2%
2. Orion Marine Group, Inc.	4.1
3. Ultra Petroleum Corp.	4.1
4. Brookfield Property Partners L.P.	4.0
5. Ross Stores, Inc.	3.8
6. Zimmer Holdings, Inc.	3.5
7. Newalta Corp.	3.5
8. Echo Global Logistics, Inc.	3.2
9. Cognizant Technology Solutions Corp.- Class A	3.2
10. Plantronics, Inc	3.1

Total Net Assets	$507.0 million

Total Number of Holdings*	31

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.

4 Invesco Endeavor Fund

competitor at a 51% premium to the previous day’s closing price. We sold our position in International Rectifier after the announcement.

    Industrial company Echo Global Logistics was also a top contributor to Fund results. Echo is a leading provider of technology-enabled transportation and supply chain management services. Aside from the underlying growth of the transportation sector, Echo benefits from a trend toward increased transportation and logistics outsourcing. We believe the company is well positioned to compete and gain market share in this highly fragmented industry through its scale, sophisticated technology platform, and established shipper/carrier relationships. We were able to buy shares of the company in March and April of 2014 when the stock was being pressured by what we believed were temporary cyclical factors affecting business economics. Since then, Echo has reported strong financial results and the company’s shares have performed well. We sold some of our position in Echo toward the end of the fiscal year on this strength.

    Consumer discretionary company Francescas Holdings was the largest detractor from Fund performance during the fiscal year. Francescas operates a chain of retail boutiques selling apparel, jewelry, accessories and gifts. Shares of the company declined, as did the retail industry in general, during the second half of the fiscal year. We initiated our position in Francescas in December 2013 and used this short-term weakness as an opportunity to add to our investment.

    Industrial company Titan Machinery was also among the largest detractors from Fund performance during the quarter. Titan currently has a network of over 100 full-service agricultural and construction equipment dealerships in 11 states, as well as 13 European dealerships in Romania, Bulgaria and Serbia. Titan is the largest dealer worldwide for Case New Holland (not a Fund holding), a manufacturer of agricultural and construction equipment and enjoys significant scale in the highly fragmented industry. We believe Titan is well-positioned to grow through acquisitions. Titan’s scale of operations has resulted in a large distribution network, efficient inventory management and diversification of product offerings that mitigate the impact of crop and weather cyclicality. Titan’s share price was pressured by continuing softness in the construction business and pessimism about the agricultural industry, which allowed us to buy more Titan shares at an attractive price.

    While the rising market environment made it difficult for us to find new investment opportunities, we did make some new investments and added to some of our existing holdings during periods of volatility. We also sold several holdings based on valuations and other factors. The Fund’s large cash position is a result of holdings being acquired over the past few years and a lack of opportunities as markets continued to rise. We believe the cash should act as a shock absorber in the next market correction, while providing us with the ability to invest in attractive opportunities as they present themselves.

    We continued to focus on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility during the reporting period allowed us to take advantage of investment opportunities we believe may benefit your Fund in the long term.

    While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of your Fund’s portfolio.

    As always, we thank you for your investment in Invesco Endeavor Fund and for sharing our long-term investment perspective.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Uptigrove Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Endeavor Fund. He joined Invesco in 2005. Mr. Uptigrove earned a BA from the University of Western Ontario and an MBA from the Richard Ivey School of Business.

Clayton Zacharias Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Endeavor Fund. He joined
Invesco in 2002. Mr. Zacharias earned a BBA from Simon Fraser University.

5 Invesco Endeavor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Endeavor Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	10.10%
10 Years	9.58
5 Years	14.58
1 Year	5.03

Class B Shares
Inception (11/4/03)	10.08%
10 Years	9.54
5 Years	14.81
1 Year	5.27

Class C Shares
Inception (11/4/03)	9.87%
10 Years	9.39
5 Years	15.03
1 Year	9.27

Class R Shares
Inception (4/30/04)	10.03%
10 Years	9.95
5 Years	15.62
1 Year	10.89

Class Y Shares
10 Years	10.38%
5 Years	16.18
1 Year	11.39

Class R5 Shares
Inception (4/30/04)	10.83%
10 Years	10.74
5 Years	16.43
1 Year	11.51

Class R6 Shares
10 Years	10.30%
5 Years	16.11
1 Year	11.62

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	10.04%
10 Years	9.50
5 Years	13.77
1 Year	5.09

Class B Shares
Inception (11/4/03)	10.03%
10 Years	9.47
5 Years	13.97
1 Year	5.40

Class C Shares
Inception (11/4/03)	9.82%
10 Years	9.32
5 Years	14.20
1 Year	9.40

Class R Shares
Inception (4/30/14)	9.98%
10 Years	9.87
5 Years	14.79
1 Year	10.98

Class Y Shares
10 Years	10.29%
5 Years	15.35
1 Year	11.49

Class R5 Shares
Inception (4/30/04)	10.78%
10 Years	10.67
5 Years	15.59
1 Year	11.66

Class R6 Shares
10 Years	10.22%
5 Years	15.27
1 Year	11.77

most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.30%, 2.05%, 2.05%, 1.55%, 1.05%, 0.95% and 0.86%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was

1.34%, 2.09%, 2.09%, 1.59%, 1.09%, 0.99% and 0.90%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7 Invesco Endeavor Fund

Invesco Endeavor Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/Cash Equivalent risk. Holding cash or cash equivalents may negatively affect performance.
■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Endeavor Fund

Schedule of Investments(a)

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–81.00%
Agricultural & Farm Machinery–2.06%
Deere & Co.	121,873	$10,425,016

Air Freight & Logistics–3.24%
Echo Global Logistics, Inc.(b)	628,426	16,420,771

Airlines–1.63%
Ryanair Holdings PLC–ADR (Ireland)(b)	148,800	8,264,352

Apparel Retail–5.92%
Francesca’s Holdings Corp.(b)	921,703	10,977,483
Ross Stores, Inc.	236,018	19,051,373
	30,028,856

Brewers–2.03%
Molson Coors Brewing Co.–Class B	138,455	10,298,283

Building Products–1.42%
Kingspan Group PLC (Ireland)	461,678	7,220,038

Communications Equipment–3.12%
Plantronics, Inc.	304,828	15,811,428

Construction & Engineering–9.01%
Orion Marine Group, Inc.(b)(c)	1,884,474	20,653,835
Pike Corp.(b)(c)	1,803,742	21,536,680
Quanta Services, Inc.(b)	101,731	3,466,992
	45,657,507

Environmental & Facilities Services–3.49%
Newalta Corp. (Canada)	978,927	17,677,846

Health Care Distributors–2.21%
Patterson Cos. Inc.	260,000	11,208,600

Health Care Equipment–3.54%
Zimmer Holdings, Inc.	161,451	17,959,809

Home Entertainment Software–2.33%
Activision Blizzard, Inc.	593,290	11,836,136

Industrial Conglomerates–2.81%
DCC PLC (Ireland)	254,531	14,250,528

Integrated Oil & Gas–2.71%
Cenovus Energy Inc. (Canada)	554,694	13,728,295

IT Consulting & Other Services–3.20%
Cognizant Technology Solutions Corp.–Class A(b)	332,619	16,248,438

	Shares	Value
Life & Health Insurance–2.61%
Unum Group	394,920	$13,214,023

Managed Health Care–2.91%
UnitedHealth Group Inc.	155,306	14,755,623

Multi-Line Insurance–2.45%
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	258,042	12,403,799

Oil & Gas Exploration & Production–6.08%
Devon Energy Corp.	170,289	10,217,340
Ultra Petroleum Corp.(b)	904,021	20,611,679
	30,829,019

Paper Products–0.21%
Fortress Paper Ltd.–Class A (Canada)(b)	575,700	1,062,611

Real Estate Operating Companies–4.01%
Brookfield Property Partners L.P.	893,740	20,332,585

Research & Consulting Services–2.59%
FTI Consulting, Inc.(b)	325,661	13,150,191

Semiconductor Equipment–1.98%
Ultratech, Inc.(b)	523,867	10,021,576

Technology Distributors–3.00%
CDW Corp.	493,803	15,228,885

Trading Companies & Distributors–4.43%
Grafton Group PLC (Ireland)(d)	954,395	9,726,538
Titan Machinery, Inc.(b)	925,357	12,732,912
	22,459,450

Trucking–2.01%
Con-way Inc.	234,804	10,183,450
Total Common Stocks & Other Equity Interests (Cost $323,312,048)		410,677,115

Money Market Funds–18.93%
Liquid Assets Portfolio–Institutional Class(e)	47,988,623	47,988,623
Premier Portfolio–Institutional Class(e)	47,988,623	47,988,623
Total Money Market Funds (Cost $95,977,246)		95,977,246
TOTAL INVESTMENTS–99.93% (Cost $419,289,294)		506,654,361
OTHER ASSETS LESS LIABILITIES–0.07%		366,579
NET ASSETS–100.00%		$507,020,940

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2014 was $42,190,515, which represented 8.32% of the Fund’s Net Assets. See Note 4.
(d)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Endeavor Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $289,645,347)	$368,486,600
Investments in affiliates, at value (Cost $129,643,947)	138,167,761
Total investments, at value (Cost $419,289,294)	506,654,361
Foreign currencies, at value (Cost $211)	207
Receivable for:
Investments sold	2,319,344
Fund shares sold	450,491
Dividends	170,452
Investment for trustee deferred compensation and retirement plans	62,945
Other assets	43,312
Total assets	509,701,112

Liabilities:
Payable for:
Fund shares reacquired	2,255,952
Accrued fees to affiliates	283,391
Accrued trustees’ and officers’ fees and benefits	2,457
Accrued other operating expenses	67,715
Trustee deferred compensation and retirement plans	70,657
Total liabilities	2,680,172
Net assets applicable to shares outstanding	$507,020,940

Net assets consist of:
Shares of beneficial interest	$375,194,472
Undistributed net investment income (loss)	(25,096)
Undistributed net realized gain	44,492,970
Net unrealized appreciation	87,358,594
$507,020,940

Net Assets:
Class A	$192,326,077
Class B	$4,854,906
Class C	$53,542,043
Class R	$34,633,978
Class Y	$71,897,818
Class R5	$49,356,407
Class R6	$100,409,711

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	8,521,384
Class B	233,177
Class C	2,570,331
Class R	1,568,856
Class Y	3,138,566
Class R5	2,116,381
Class R6	4,299,630
Class A:
Net asset value per share	$22.57
Maximum offering price per share
(Net asset value of $22.57 ÷ 94.50%)	$23.88
Class B:
Net asset value and offering price per share	$20.82
Class C:
Net asset value and offering price per share	$20.83
Class R:
Net asset value and offering price per share	$22.08
Class Y:
Net asset value and offering price per share	$22.91
Class R5
Net asset value and offering price per share	$23.32
Class R6:
Net asset value and offering price per share	$23.35

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Endeavor Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $215,253)	$4,079,263
Dividends from affiliates	47,370
Total investment income	4,126,633

Expenses:
Advisory fees	3,671,608
Administrative services fees	144,499
Custodian fees	32,185
Distribution fees:
Class A	478,350
Class B	54,125
Class C	520,817
Class R	181,419
Transfer agent fees — A, B, C, R and Y	752,536
Transfer agent fees — R5	39,960
Transfer agent fees — R6	5,496
Trustees’ and officers’ fees and benefits	34,096
Other	251,215
Total expenses	6,166,306
Less: Fees waived and expense offset arrangement(s)	(172,480)
Net expenses	5,993,826
Net investment income (loss)	(1,867,193)

Realized and unrealized gain from:
Net realized gain from:
Investment securities	48,467,510
Foreign currencies	18,900
48,486,410
Change in net unrealized appreciation (depreciation) of:
Investment securities	5,753,104
Foreign currencies	(8,399)
5,744,705
Net realized and unrealized gain	54,231,115
Net increase in net assets resulting from operations	$52,363,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Endeavor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(1,867,193)	$118,639
Net realized gain	48,486,410	19,840,548
Change in net unrealized appreciation	5,744,705	66,527,606
Net increase in net assets resulting from operations	52,363,922	86,486,793

Distributions to shareholders from net investment income:
Class A	(102,781)	(375,232)
Class B	—	(15,157)
Class C	—	(68,381)
Class R	—	(77,643)
Class Y	(236,467)	(85,763)
Class R5	(102,797)	(66,393)
Class R6	(360,531)	(314,607)
Total distributions from net investment income	(802,576)	(1,003,176)

Distributions to shareholders from net realized gains:
Class A	(7,305,132)	(9,759,796)
Class B	(250,992)	(602,027)
Class C	(2,092,673)	(2,667,268)
Class R	(1,486,839)	(2,258,723)
Class Y	(3,765,978)	(2,013,789)
Class R5	(1,275,689)	(1,523,823)
Class R6	(3,726,638)	(6,827,610)
Total distributions from net realized gains	(19,903,941)	(25,653,036)

Share transactions–net:
Class A	(772,225)	55,295,145
Class B	(1,354,164)	(1,189,516)
Class C	1,283,102	17,402,647
Class R	(2,178,156)	6,797,911
Class Y	(24,722,768)	60,785,747
Class R5	15,279,456	10,979,178
Class R6	3,074,206	2,506,012
Net increase (decrease) in net assets resulting from share transactions	(9,390,549)	152,577,124
Net increase in net assets	22,266,856	212,407,705

Net assets:
Beginning of year	484,754,084	272,346,379
End of year (includes undistributed net investment income (loss) of $(25,096) and $(913,873), respectively)	$507,020,940	$484,754,084

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

12                         Invesco Endeavor Fund

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

13                         Invesco Endeavor Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

14                         Invesco Endeavor Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $171,124.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $72,467 in

15                         Invesco Endeavor Fund

front-end sales commissions from the sale of Class A shares and $94, $1,445 and $6,297 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2014, there were transfers from Level 1 to Level 2 of $23,977,066 and from Level 2 to Level 1 of $12,403,799, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$482,677,295	$23,977,066	$—	$506,654,361

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2014.

	Value 10/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/14	Interest/ Dividend Income
Orion Marine Group, Inc.	$20,614,163	$2,246,137	$—	$(2,206,465)	$—	$20,653,835	$—
Pike Corp.	15,883,965	3,031,294	—	2,621,421	—	21,536,680	—
Total	$36,498,128	$5,277,431	$—	$414,956	$—	$42,190,515	$—

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,356.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

16                         Invesco Endeavor Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$3,605,339	$13,904,060
Long-term capital gain	17,101,178	12,752,152
Total distributions	$20,706,517	$26,656,212

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$3,639,056
Undistributed long-term gain	41,177,765
Net unrealized appreciation — investments	87,079,378
Net unrealized appreciation (depreciation) — other investments	(6,473)
Temporary book/tax differences	(63,258)
Shares of beneficial interest	375,194,472
Total net assets	$507,020,940

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $111,820,663 and $105,374,079, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$115,147,569
Aggregate unrealized (depreciation) of investment securities	(28,068,191)
Net unrealized appreciation of investment securities	$87,079,378

Cost of investments for tax purposes is $419,574,983.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss, on October 31, 2014, undistributed net investment income (loss) was increased by $3,558,546 and undistributed net realized gain was decreased by $3,558,546. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Endeavor Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	2,202,819	$47,616,201	4,356,681	$85,408,475
Class B	16,309	322,237	54,815	1,005,463
Class C	625,657	12,500,340	1,227,762	22,812,810
Class R	563,317	11,918,520	811,022	15,729,271
Class Y	1,372,425	30,187,144	3,866,014	76,762,205
Class R5	1,479,829	33,518,859	859,635	17,271,215
Class R6	612,303	13,557,403	559,098	11,748,286

Issued as reinvestment of dividends:
Class A	337,777	6,877,134	555,806	9,391,123
Class B	12,504	236,332	36,662	580,516
Class C	105,401	1,993,123	164,582	2,607,694
Class R	74,491	1,486,839	140,695	2,336,366
Class Y	106,184	2,189,519	96,467	1,650,165
Class R5	54,806	1,149,279	63,222	1,098,656
Class R6	194,812	4,087,168	410,759	7,142,217

Automatic conversion of Class B shares to Class A shares:
Class A	45,124	978,925	85,727	1,661,640
Class B	(48,729)	(978,925)	(91,623)	(1,661,640)

Reacquired:
Class A	(2,589,180)	(56,244,485)	(2,108,945)	(41,166,093)
Class B	(46,881)	(933,808)	(60,796)	(1,113,855)
Class C	(659,583)	(13,210,361)	(437,455)	(8,017,857)
Class R	(732,292)	(15,583,515)	(595,762)	(11,267,726)
Class Y	(2,646,470)	(57,099,431)	(881,698)	(17,626,623)
Class R5	(864,925)	(19,388,682)	(370,412)	(7,390,693)
Class R6	(637,396)	(14,570,365)	(834,198)	(16,384,491)
Net increase (decrease) in share activity	(421,698)	$(9,390,549)	7,908,058	$152,577,124

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 18% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

18                         Invesco Endeavor Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14	$21.18	$(0.09)	$2.35	$2.26	$(0.01)	$(0.86)	$(0.87)	$22.57	11.13%	$192,326	1.26	%(d)	1.29	%(d)	(0.43	)%(d)	27%
Year ended 10/31/13	18.19	(0.00)	4.78	4.78	(0.06)	(1.73)	(1.79)	21.18	28.78	180,568	1.26		1.30		(0.02)		20
Year ended 10/31/12	16.36	(0.08)	1.98	1.90	—	(0.07)	(0.07)	18.19	11.70	102,508	1.34		1.37		(0.41)		37
Year ended 10/31/11	14.78	(0.08)	1.66	1.58	—	—	—	16.36	10.69	91,975	1.34		1.37		(0.49)		30
Year ended 10/31/10	12.51	(0.05)	2.32	2.27	—	—	—	14.78	18.15	81,536	1.45		1.47		(0.36)		38
Class B
Year ended 10/31/14	19.74	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.82	10.27	4,855	2.01	(d)	2.04	(d)	(1.18	)(d)	27
Year ended 10/31/13	17.16	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.74	27.89	5,921	2.01		2.05		(0.77)		20
Year ended 10/31/12	15.55	(0.19)	1.87	1.68	—	(0.07)	(0.07)	17.16	10.89	6,195	2.09		2.12		(1.16)		37
Year ended 10/31/11	14.16	(0.20)	1.59	1.39	—	—	—	15.55	9.82	7,542	2.09		2.12		(1.24)		30
Year ended 10/31/10	12.07	(0.15)	2.24	2.09	—	—	—	14.16	17.32	9,025	2.20		2.22		(1.11)		38
Class C
Year ended 10/31/14	19.75	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.83	10.27	53,542	2.01	(d)	2.04	(d)	(1.18	)(d)	27
Year ended 10/31/13	17.17	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.75	27.87	49,344	2.01		2.05		(0.77)		20
Year ended 10/31/12	15.56	(0.19)	1.87	1.68	—	(0.07)	(0.07)	17.17	10.88	26,513	2.09		2.12		(1.16)		37
Year ended 10/31/11	14.17	(0.20)	1.59	1.39	—	—	—	15.56	9.81	20,710	2.09		2.12		(1.24)		30
Year ended 10/31/10	12.08	(0.15)	2.24	2.09	—	—	—	14.17	17.30	19,436	2.20		2.22		(1.11)		38
Class R
Year ended 10/31/14	20.77	(0.14)	2.31	2.17	—	(0.86)	(0.86)	22.08	10.89	34,634	1.51	(d)	1.54	(d)	(0.68	)(d)	27
Year ended 10/31/13	17.91	(0.05)	4.69	4.64	(0.05)	(1.73)	(1.78)	20.77	28.43	34,556	1.51		1.55		(0.27)		20
Year ended 10/31/12	16.14	(0.11)	1.95	1.84	—	(0.07)	(0.07)	17.91	11.49	23,412	1.59		1.62		(0.66)		37
Year ended 10/31/11	14.63	(0.12)	1.63	1.51	—	—	—	16.14	10.32	14,721	1.59		1.62		(0.74)		30
Year ended 10/31/10	12.40	(0.08)	2.31	2.23	—	—	—	14.63	17.98	12,850	1.70		1.72		(0.61)		38
Class Y
Year ended 10/31/14	21.48	(0.04)	2.38	2.34	(0.05)	(0.86)	(0.91)	22.91	11.39	71,898	1.01	(d)	1.04	(d)	(0.18	)(d)	27
Year ended 10/31/13	18.38	0.05	4.84	4.89	(0.06)	(1.73)	(1.79)	21.48	29.15	92,483	1.01		1.05		0.23		20
Year ended 10/31/12	16.49	(0.03)	1.99	1.96	—	(0.07)	(0.07)	18.38	11.97	22,529	1.09		1.12		(0.16)		37
Year ended 10/31/11	14.86	(0.04)	1.67	1.63	—	—	—	16.49	10.97	5,802	1.09		1.12		(0.24)		30
Year ended 10/31/10	12.55	(0.01)	2.32	2.31	—	—	—	14.86	18.41	4,150	1.20		1.22		(0.11)		38
Class R5
Year ended 10/31/14	21.84	(0.02)	2.43	2.41	(0.07)	(0.86)	(0.93)	23.32	11.51	49,356	0.90	(d)	0.93	(d)	(0.07	)(d)	27
Year ended 10/31/13	18.65	0.07	4.92	4.99	(0.07)	(1.73)	(1.80)	21.84	29.24	31,593	0.91		0.95		0.33		20
Year ended 10/31/12	16.69	0.01	2.02	2.03	—	(0.07)	(0.07)	18.65	12.25	16,677	0.87		0.90		0.06		37
Year ended 10/31/11	15.01	0.00	1.68	1.68	—	—	—	16.69	11.19	87,733	0.85		0.88		0.00		30
Year ended 10/31/10	12.62	0.02	2.37	2.39	—	—	—	15.01	18.94	75,795	0.94		0.96		0.16		38
Class R6
Year ended 10/31/14	21.86	0.01	2.42	2.43	(0.08)	(0.86)	(0.94)	23.35	11.62	100,410	0.81	(d)	0.84	(d)	0.02	(d)	27
Year ended 10/31/13	18.65	0.08	4.93	5.01	(0.07)	(1.73)	(1.80)	21.86	29.37	90,291	0.82		0.86		0.42		20
Year ended 10/31/12(e)	18.97	0.00	(0.32)	(0.32)	—	—	—	18.65	(1.69)	74,513	0.83	(f)	0.86	(f)	0.10	(f)	37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $191,340, $5,412, $52,082, $36,284, $73,549, $39,981 and $99,175 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012.
(f)	Annualized.

19                         Invesco Endeavor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Endeavor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Endeavor Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

20                         Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,036.80	$6.52	$1,018.80	$6.46	1.27%
B	1,000.00	1,032.70	10.35	1,015.02	10.26	2.02
C	1,000.00	1,032.70	10.35	1,015.02	10.26	2.02
R	1,000.00	1,035.60	7.80	1,017.54	7.73	1.52
Y	1,000.00	1,038.10	5.24	1,020.06	5.19	1.02
R5	1,000.00	1,038.30	4.62	1,020.67	4.58	0.90
R6	1,000.00	1,038.70	4.16	1,021.12	4.13	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco Endeavor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Endeavor Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mid-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board

22                         Invesco Endeavor Fund

noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds or client accounts that are managed using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the

Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

23                         Invesco Endeavor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$17,101,178
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	67.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$2,809,357

24                         Invesco Endeavor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Endeavor Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                        END-AR-1                                                 Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Global Health Care Fund

Nasdaq:
A: GGHCX ■ B: GTHBX ■ C: GTHCX ■ Y: GGHYX ■ Investor: GTHIX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor's Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Contracts
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Global Health Care Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

    Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Global Health Care Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Global Health Care Fund, at net asset value (NAV), outperformed the MSCI World Index and the MSCI World Health Care Index, the Fund’s broad market and style-specific benchmarks, respectively. The Fund’s results versus its style-specific benchmark were largely attributable to strong stock selection in the pharmaceuticals industry and an overweight position in the biotechnology industry. Together, these industries were the Fund’s top contributors on both a relative and absolute basis. The Fund’s cash position tempered relative results during the reporting period. Stock selection in the life sciences tools and services and managed health care industries detracted from results relative to the style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	27.20%
Class B Shares	26.22
Class C Shares	26.26
Class Y Shares	27.52
Investor Class Shares	27.19
MSCI World Index‚ (Broad Market Index)	8.67
MSCI World Health Care Index‚ (Style-Specific Index)	23.18
Lipper Global Health/Biotechnology Funds Index■ (Peer Group Index)	29.62
Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy remained “good, but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally led US equity markets higher during the reporting period.

    The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013 despite the December announcement by the US Federal Reserve that it would begin reducing the scope of its asset purchase program in early 2014.

    The US stock market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings were generally resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased market volatility.

    For the reporting period, most major domestic and global equity market indexes delivered gains, though developed market equities generally outperformed emerging market equities. Nine of the 10 sectors of the MSCI World Index had positive returns, and the health care sector had the highest return among the group, while materials was the only sector that had a loss for the reporting period.

    The biotechnology industry was the largest contributor to the Fund’s results, and a number of holdings within the industry were among the Fund’s top contributors, including Gilead Sciences and Alexion Pharmaceuticals. The largest contributor was Gilead Sciences, a biopharmaceutical company that specializes in therapeutics for the treatment of HIV and hepatitis-C. During the reporting period, the company reported strong revenues attributable to the launch of its new hepatitis-C drug, Sovaldi, which in turn, increased investors’ enthusiasm for the company’s overall hepatitis-C virus franchise.

    Alexion Pharmaceuticals, a biopharmaceutical company that specializes in drugs for extremely rare or “orphan” diseases, was another key contributor to the Fund’s results. Robust sales of Soliris, its drug for the treatment of rare genetic blood disorders, contributed to strong earnings, which pushed shares of the stock higher during the reporting period.

    Within the pharmaceuticals industry, Allergan was a strong contributor to Fund results. The company develops devices, pharmaceuticals and therapeutics for specialized applications including ophthalmic and cosmetic. Allergan also manufactures and markets the injectable neurotoxin, Botox, which currently holds a dominant share in the market. During the reporting period, Valeant Pharmaceuticals (not a Fund holding) targeted

Portfolio Composition
By sector

Health Care	90.8%
Consumer Staples	1.6
Industrials	0.4
Money Market Funds Plus Other Assets Less Liabilities	7.2

Top 10 Equity Holdings*

1. Novartis AG-ADR	4.0%
2. GlaxoSmithKline PLC-ADR	4.0
3. Gilead Sciences, Inc.	4.0
4. Roche Holding AG	3.9
5. Sanofi-ADR	3.4
6. HCA Holdings, Inc.	3.1
7. Celgene Corp.	3.0
8. Biogen Idec Inc.	2.9
9. Alexion Pharmaceuticals, Inc.	2.7
10. Bristol-Myers Squibb Co.	2.7

Total Net Assets	$1.8 billion

Total Number of Holdings*	58

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4 Invesco Global Health Care Fund

Allergan for acquisition, sending Allergan’s shares sharply higher. However, Allergan declined the offer and implemented a series of maneuvers including a “poison pill” to defend against a take-over. At the end of the reporting period, no deal had been reached between the two companies.

    Though pharmaceuticals made a positive impact on overall performance, the industry contained some of the Fund’s largest detractors, as pricing pressures from pharmacy benefit managers and health insurers weighed on the industry. Amid these headwinds, Sanofi detracted from the Fund’s performance. Citing competitive pressures, the company reported weakening US sales of Lantus, the company’s insulin drug for the treatment of diabetes. Additionally, in late October, the company ousted its CEO in a move that surprised many investors and precipitated a sharp sell-off.

    Horizon Pharma also detracted from Fund results. The company’s shares dropped sharply following the announcement that two of its key drugs were being removed from the formularies of Express Scripts and CVS Caremark (now CVS Health), two of the largest pharmacy benefits managers in the US. We eliminated our position in Horizon Pharma during the reporting period.

    The Fund held derivative instruments in the form of forward foreign currency contracts in order to hedge its European currency exposure. The net cumulative effect of these derivative contracts was slightly positive for overall Fund performance during the fiscal year.

    We were net sellers during the reporting period, and we eliminated positions that met their price targets, or when our investment thesis changed. We sold positions in the health care facilities, health care technology, pharmaceuticals and biotechnology industries. We added a holding in the life science tools and services industry. During the reporting period, we maintained an underweight position in large-cap pharmaceuticals versus the style-specific benchmark; however, it was the Fund’s largest absolute industry exposure over the course of the reporting period. The Fund’s largest overweight position relative to the style-specific benchmark was in the biotechnology industry.

    We continue to emphasize specialty pharmaceuticals and biotechnology stocks based on their generally robust portfolios, compelling pipelines and our view that many of these companies could be targets of ongoing consolidation. We are primarily focused on companies with new product cycles, less reimbursement risk and less competition.

    At the end of the reporting period, the Fund was primarily invested in US stocks, and the Fund’s non-US allocation was focused mainly on European large-cap pharmaceuticals, which had fewer patent expiration concerns than their US counterparts.

    As always, thank you for your continued investment in Invesco Global Health Care Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Derek Taner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Health Care Fund. He joined Invesco in 2005. Mr. Taner earned a BS in business administration with an emphasis in accounting and finance and an MBA from the University of California, Berkeley Haas School of Business.

5 Invesco Global Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Global Health Care Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	11.52%
10 Years	10.13
5 Years	18.23
1 Year	20.20

Class B Shares
Inception (4/1/93)	11.88%
10 Years	10.11
5 Years	18.48
1 Year	21.22

Class C Shares
Inception (3/1/99)	9.26%
10 Years	9.94
5 Years	18.69
1 Year	25.26

Class Y Shares
10 Years	10.93%
5 Years	19.88
1 Year	27.52

Investor Class Shares
10 Years	10.76%
5 Years	19.58
1 Year	27.19

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Investor Class shares incepted on July 15, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	11.41%
10 Years	9.85
5 Years	16.69
1 Year	18.83

Class B Shares
Inception (4/1/93)	11.76%
10 Years	9.82
5 Years	16.93
1 Year	19.82

Class C Shares
Inception (3/1/99)	9.08%
10 Years	9.66
5 Years	17.14
1 Year	23.83

Class Y Shares
10 Years	10.63%
5 Years	18.31
1 Year	26.06

Investor Class Shares
10 Years	10.47%
5 Years	18.01
1 Year	25.73

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.11%, 1.86%, 1.86%, 0.86% and 1.11%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.12%, 1.87%, 1.87%, 0.87% and 1.12%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7 Invesco Global Health Care Fund

Invesco Global Health Care Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Health care sector risk. The Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care industry. The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Global Health Care Fund

Schedule of Investments(a)

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–92.82%
Biotechnology–23.62%
ACADIA Pharmaceuticals Inc.(b)	322,242	$8,926,103
Alexion Pharmaceuticals, Inc.(b)	248,816	47,613,430
Biogen Idec Inc.(b)	157,754	50,651,654
BioMarin Pharmaceutical Inc.(b)	432,579	35,687,768
Celgene Corp.(b)	489,690	52,440,902
Celldex Therapeutics Inc.(b)	398,967	6,682,697
Evolutionary Genomics/GenoPlex, Inc. (Acquired 09/15/97-05/25/12; Cost $408,490)(b)(c)(d)	9,944	29,832
Exact Sciences Corp.(b)	344,909	8,301,960
Gilead Sciences, Inc.(b)	629,413	70,494,256
Incyte Corp.(b)	474,933	31,849,007
Insmed, Inc.(b)	267,100	3,790,149
Intercept Pharmaceuticals, Inc.(b)	63,732	16,467,712
Keryx Biopharmaceuticals, Inc.(b)	671,551	11,315,634
Medivation Inc.(b)	173,936	18,385,035
NPS Pharmaceuticals, Inc.(b)	499,178	13,677,477
Vanda Pharmaceuticals Inc.(b)	865,662	10,396,601
Vertex Pharmaceuticals Inc.(b)	264,816	29,828,874
		416,539,091

Drug Retail–1.58%
CVS Health Corp.	225,243	19,328,102
Raia Drogasil S.A. (Brazil)	945,978	8,585,571
		27,913,673

Health Care Distributors–3.00%
Cardinal Health, Inc.	340,863	26,750,928
McKesson Corp.	128,968	26,233,381
		52,984,309

Health Care Equipment–7.40%
Abbott Laboratories	535,140	23,326,752
DBV Technologies S.A.–ADR (France)(b)	473,796	11,968,087
Olympus Corp. (Japan)(b)	717,200	26,228,047
ResMed Inc.	825,900	43,128,498
Wright Medical Group, Inc.(b)	819,477	25,911,863
		130,563,247

Health Care Facilities–8.60%
Community Health Systems Inc.(b)	681,150	37,442,816
HCA Holdings, Inc.(b)	770,750	53,991,038
Tenet Healthcare Corp.(b)	630,482	35,338,516
Universal Health Services, Inc.–Class B	240,616	24,954,285
		151,726,655

Health Care Services–3.40%
Air Methods Corp.(b)	309,568	14,620,896
Express Scripts Holding Co.(b)	566,246	43,499,018

	Shares	Value
Health Care Services–(continued)
InnovaCare Inc. (Puerto Rico) (Acquired 12/12/12; Cost $2,123,434)(b)(c)	805,748	$1,812,933
		59,932,847

Life Sciences Tools & Services–2.31%
Agilent Technologies, Inc.	292,823	16,187,255
Thermo Fisher Scientific, Inc.	208,222	24,480,661
		40,667,916

GilManaged Health Care–3.55%
Aetna Inc.	319,666	26,375,641
Qualicorp S.A. (Brazil)(b)	674,900	6,863,390
UnitedHealth Group Inc.	308,879	29,346,594
		62,585,625

Pharmaceuticals–39.36%
AbbVie Inc.	734,660	46,621,524
Allergan, Inc.	96,136	18,271,608
Bayer AG (Germany)	312,053	44,362,764
Bristol-Myers Squibb Co.	810,772	47,178,823
Endo International PLC(b)	384,441	25,726,792
GlaxoSmithKline PLC–ADR (United Kingdom)	1,550,411	70,528,196
Hikma Pharmaceuticals PLC (United Kingdom)	556,147	16,883,199
Jazz Pharmaceuticals PLC(b)	158,510	26,762,828
Johnson & Johnson	241,707	26,051,181
Locus Pharmaceuticals, Inc. (Acquired 11/21/00-05/09/07; Cost $6,852,940)(b)(c)(d)	258,824	0
Mylan Inc.(b)	519,669	27,828,275
Nippon Shinyaku Co., Ltd. (Japan)	834,000	24,904,439
Novartis AG–ADR (Switzerland)	762,457	70,672,139
Perrigo Co. PLC	170,927	27,596,164
Pfizer Inc.	1,485,174	44,480,961
Roche Holding AG (Switzerland)	232,970	68,805,611
Sanofi–ADR (France)	1,277,764	59,083,807
Shire PLC–ADR (Ireland)	90,980	18,177,805
Teva Pharmaceutical Industries Ltd–ADR (Israel)	536,922	30,319,985
		694,256,101
Total Common Stocks & Other Equity Interests (Cost $922,101,082)		1,637,169,464

Preferred Stock–0.00%
Health Care Equipment–0.00%
Intact Medical Corp., Series C, Pfd. (Acquired 03/26/01; Cost $2,000,000)(b)(c)(d)	2,439,026	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Health Care Fund

	Shares	Value
Money Market Funds–7.05%
Liquid Assets Portfolio–Institutional Class(e)	62,171,775	$62,171,775
Premier Portfolio–Institutional Class(e)	62,171,775	62,171,775
Total Money Market Funds (Cost $124,343,550)		124,343,550
TOTAL INVESTMENTS–99.87% (Cost $1,048,444,632)		1,761,513,014
OTHER ASSETS LESS LIABILITIES–0.13%		2,319,723
NET ASSETS–100.00%		$1,763,832,737

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $1,842,765, which represented less than 1% of the Fund’s Net Assets.
(d)	Security is considered venture capital. See Note 1K.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Health Care Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $924,101,082)	$1,637,169,464
Investments in affiliated money market funds, at value and cost	124,343,550
Total investments, at value (Cost $1,048,444,632)	1,761,513,014
Foreign currencies, at value (Cost $375,844)	367,806
Receivable for:
Fund shares sold	5,025,558
Dividends	1,540,476
Forward foreign currency contracts outstanding	375,845
Investment for trustee deferred compensation and retirement plans	265,608
Other assets	980,550
Total assets	1,770,068,857

Liabilities:
Payable for:
Investments purchased	3,039,190
Fund shares reacquired	1,745,085
Accrued fees to affiliates	957,116
Accrued trustees’ and officers’ fees and benefits	3,695
Accrued other operating expenses	127,410
Trustee deferred compensation and retirement plans	363,624
Total liabilities	6,236,120
Net assets applicable to shares outstanding	$1,763,832,737

Net assets consist of:
Shares of beneficial interest	$862,559,879
Undistributed net investment income	(330,610)
Undistributed net realized gain	188,212,912
Net unrealized appreciation	713,390,556
$1,763,832,737

Net Assets:
Class A	$906,858,131
Class B	$14,238,620
Class C	$81,439,303
Class Y	$31,016,465
Investor Class	$730,280,218

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	19,260,739
Class B	379,735
Class C	2,169,490
Class Y	652,856
Investor Class	15,506,634
Class A:
Net asset value per share	$47.08
Maximum offering price per share
(Net asset value of $47.08 ÷ 94.50%)	$49.82
Class B:
Net asset value and offering price per share	$37.50
Class C:
Net asset value and offering price per share	$37.54
Class Y:
Net asset value and offering price per share	$47.51
Investor Class:
Net asset value and offering price per share	$47.09

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Health Care Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $1,181,579)	$17,683,845
Dividends from affiliated money market funds	38,092
Total investment income	17,721,937

Expenses:
Advisory fees	9,817,515
Administrative services fees	377,232
Custodian fees	97,416
Distribution fees:
Class A	2,052,185
Class B	158,897
Class C	700,990
Investor Class	1,667,157
Transfer agent fees	2,553,174
Trustees’ and officers’ fees and benefits	60,725
Other	313,187
Total expenses	17,798,478
Less: Fees waived and expense offset arrangement(s)	(134,719)
Net expenses	17,663,759
Net investment income	58,178

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	184,885,804
Foreign currencies	(52,622)
Forward foreign currency contracts	3,564,705
188,397,887
Change in net unrealized appreciation (depreciation) of:
Investment securities	190,089,315
Foreign currencies	(58,953)
Forward foreign currency contracts	2,176,798
192,207,160
Net realized and unrealized gain	380,605,047
Net increase in net assets resulting from operations	$380,663,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$58,178	$2,067,643
Net realized gain	188,397,887	124,625,742
Change in net unrealized appreciation	192,207,160	256,804,267
Net increase in net assets resulting from operations	380,663,225	383,497,652

Distributions to shareholders from net investment income:
Class A	(230,447)	(3,072,998)
Class Y	(38,777)	(58,045)
Investor Class	(188,300)	(2,600,231)
Total distributions from net investment income	(457,524)	(5,731,274)

Distributions to shareholders from net realized gains:
Class A	(63,185,146)	(38,905,483)
Class B	(1,740,995)	(1,591,032)
Class C	(6,192,771)	(2,904,662)
Class Y	(1,299,385)	(470,609)
Investor Class	(51,630,115)	(33,330,549)
Total distributions from net realized gains	(124,048,412)	(77,202,335)

Share transactions–net:
Class A	37,141,167	19,080,722
Class B	(4,813,537)	(6,668,760)
Class C	14,047,592	11,833,934
Class Y	11,863,196	6,346,850
Investor Class	14,818,302	(3,646,436)
Net increase in net assets resulting from share transactions	73,056,720	26,946,310
Net increase in net assets	329,214,009	327,510,353

Net assets:
Beginning of year	1,434,618,728	1,107,108,375
End of year (includes undistributed net investment income of $(330,610) and $121,358, respectively)	$1,763,832,737	$1,434,618,728

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Global Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

13                         Invesco Global Health Care Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

14                         Invesco Global Health Care Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never

15                         Invesco Global Health Care Fund

materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $127,249.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $130,074 in front-end sales commissions from the sale of Class A shares and $443, $4,961 and $4,277 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2014, the Fund incurred $3,578 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Global Health Care Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,622,848,953	$138,634,229	$29,832	$1,761,513,014
Forward Foreign Currency Contracts*	—	375,845	—	375,845
Total Investments	$1,622,848,953	$139,010,074	$29,832	$1,761,888,859

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$375,845	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended October 31, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$3,564,705
Change in Unrealized Appreciation:
Currency risk	2,176,798
Total	$5,741,503

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$78,724,957

17                         Invesco Global Health Care Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
11/07/2014	Citigroup Global Markets Inc.	CHF	41,664,000	USD	43,394,124	$43,303,468	$90,656
11/07/2014	Citigroup Global Markets Inc.	EUR	30,204,000	USD	38,135,872	37,850,683	285,189
Total open forward foreign currency contracts — Currency Risk							$375,845

Currency Abbreviations:

CHF	— Swiss Franc
EUR	— Euro
USD	— U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$375,845	$—	$375,845	$—	$—	$375,845

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,470.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$8,906,497	$5,731,274
Long-term capital gain	115,599,439	77,202,335
Total distributions	$124,505,936	$82,933,609

18                         Invesco Global Health Care Fund

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$269,167
Undistributed long-term gain	189,244,258
Net unrealized appreciation — investments	712,152,923
Net unrealized appreciation (depreciation) — other investments	(53,671)
Temporary book/tax differences	(339,819)
Shares of beneficial interest	862,559,879
Total net assets	$1,763,832,737

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $358,453,876 and $443,342,084, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$729,400,588
Aggregate unrealized (depreciation) of investment securities	(17,247,665)
Net unrealized appreciation of investment securities	$712,152,923

Cost of investments for tax purposes is $1,049,360,091.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2014, undistributed net investment income was decreased by $52,622 and undistributed net realized gain was increased by $52,622. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Global Health Care Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	2,715,150	$115,916,700	2,418,013	$86,876,948
Class B	35,192	1,190,462	48,855	1,440,981
Class C	603,693	20,492,015	650,872	19,093,455
Class Y	450,295	19,762,485	273,260	10,168,338
Investor Class	552,996	23,531,976	507,957	17,986,445

Issued as reinvestment of dividends:
Class A	1,509,701	57,549,788	1,234,359	37,739,465
Class B	54,553	1,667,133	60,211	1,507,085
Class C	191,750	5,865,634	110,091	2,758,886
Class Y	29,989	1,150,983	14,131	435,249
Investor Class	1,304,978	49,758,810	1,127,215	34,467,211

Automatic conversion of Class B shares to Class A shares:
Class A	120,598	5,084,757	174,926	6,191,297
Class B	(150,679)	(5,084,757)	(212,934)	(6,191,297)

Reacquired:
Class A	(3,336,720)	(141,410,078)	(3,142,855)	(111,726,988)
Class B	(76,661)	(2,586,375)	(118,407)	(3,425,529)
Class C	(364,711)	(12,310,057)	(345,142)	(10,018,407)
Class Y	(208,192)	(9,050,272)	(115,951)	(4,256,737)
Investor Class	(1,389,131)	(58,472,484)	(1,593,803)	(56,100,092)
Net increase in share activity	2,042,801	$73,056,720	1,090,798	$26,946,310

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Global Health Care Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/14	$40.38	$0.01	$10.15		$10.16	$(0.01)	$(3.45)	$(3.46)	$47.08	27.20%		$906,858	1.07	%(e)	1.08	%(e)	0.04	%(e)	24%
Year ended 10/31/13	32.09	0.07	10.63		10.70	(0.17)	(2.24)	(2.41)	40.38	35.79		737,071	1.10		1.11		0.21		37
Year ended 10/31/12	27.75	0.12	4.84		4.96	(0.14)	(0.48)	(0.62)	32.09	18.34		563,802	1.17		1.18		0.40		39
Year ended 10/31/11	26.15	(0.03)	1.63	(f)	1.60	—	—	—	27.75	6.12	(f)	540,451	1.20		1.21		(0.09)		37
Year ended 10/31/10	23.20	(0.07)	3.02	(f)	2.95	—	—	—	26.15	12.71	(f)	439,402	1.23		1.23		(0.29)		16
Class B
Year ended 10/31/14	33.06	(0.24)	8.13		7.89	—	(3.45)	(3.45)	37.50	26.26		14,239	1.82	(e)	1.83	(e)	(0.71	)(e)	24
Year ended 10/31/13	26.72	(0.16)	8.74		8.58	—	(2.24)	(2.24)	33.06	34.81		17,101	1.85		1.86		(0.54)		37
Year ended 10/31/12	23.24	(0.09)	4.05		3.96	—	(0.48)	(0.48)	26.72	17.45		19,765	1.92		1.93		(0.35)		39
Year ended 10/31/11	22.07	(0.20)	1.37	(f)	1.17	—	—	—	23.24	5.30	(f)	29,064	1.95		1.96		(0.84)		37
Year ended 10/31/10	19.72	(0.22)	2.57	(f)	2.35	—	—	—	22.07	11.92	(f)	30,872	1.98		1.98		(1.04)		16
Class C
Year ended 10/31/14	33.09	(0.24)	8.14		7.90	—	(3.45)	(3.45)	37.54	26.26		81,439	1.82	(e)	1.83	(e)	(0.71	)(e)	24
Year ended 10/31/13	26.75	(0.16)	8.74		8.58	—	(2.24)	(2.24)	33.09	34.76		57,536	1.85		1.86		(0.54)		37
Year ended 10/31/12	23.26	(0.09)	4.06		3.97	—	(0.48)	(0.48)	26.75	17.48		35,388	1.92		1.93		(0.35)		39
Year ended 10/31/11	22.09	(0.20)	1.37	(f)	1.17	—	—	—	23.26	5.30	(f)	32,702	1.95		1.96		(0.84)		37
Year ended 10/31/10	19.74	(0.22)	2.57	(f)	2.35	—	—	—	22.09	11.91	(f)	24,390	1.98		1.98		(1.04)		16
Class Y
Year ended 10/31/14	40.71	0.13	10.22		10.35	(0.10)	(3.45)	(3.55)	47.51	27.52		31,016	0.82	(e)	0.83	(e)	0.29	(e)	24
Year ended 10/31/13	32.34	0.16	10.70		10.86	(0.25)	(2.24)	(2.49)	40.71	36.10		15,502	0.85		0.86		0.46		37
Year ended 10/31/12	27.96	0.20	4.87		5.07	(0.21)	(0.48)	(0.69)	32.34	18.66		6,769	0.92		0.93		0.65		39
Year ended 10/31/11	26.28	0.05	1.63	(f)	1.68	—	—	—	27.96	6.39	(f)	5,628	0.95		0.96		0.16		37
Year ended 10/31/10	23.26	(0.01)	3.03	(f)	3.02	—	—	—	26.28	12.98	(f)	4,635	0.98		0.98		(0.04)		16
Investor Class
Year ended 10/31/14	40.39	0.01	10.15		10.16	(0.01)	(3.45)	(3.46)	47.09	27.19		730,280	1.07	(e)	1.08	(e)	0.04	(e)	24
Year ended 10/31/13	32.10	0.07	10.63		10.70	(0.17)	(2.24)	(2.41)	40.39	35.78		607,408	1.10		1.11		0.21		37
Year ended 10/31/12	27.76	0.12	4.84		4.96	(0.14)	(0.48)	(0.62)	32.10	18.34		481,385	1.17		1.18		0.40		39
Year ended 10/31/11	26.16	(0.03)	1.63	(f)	1.60	—	—	—	27.76	6.12	(f)	446,149	1.20		1.21		(0.09)		37
Year ended 10/31/10	23.20	(0.07)	3.03	(f)	2.96	—	—	—	26.16	12.76	(f)	466,842	1.23		1.23		(0.29)		16

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Investor Class shares which were less than $0.005 per share, for fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $121,012,126 and sold of $51,261,834 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Health Sciences Fund into the Fund.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $820,874, $15,890, $70,099, $20,368 and $666,863 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains on securities (both realized and unrealized) per share for the year ended October 31, 2011 would have been $1.44, $1.18, $1.18, $1.44 and $1.44 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively, and total returns would have been lower; net gains on securities (both realized and unrealized) per share for the year ended October 31, 2010 would have been $2.90, $2.45, $2.45, $2.91 and $2.91 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively, and total returns would have been lower.

21                         Invesco Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Health Care Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

22                         Invesco Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,155.30	$5.76	$1,019.86	$5.40	1.06%
B	1,000.00	1,150.70	9.81	1,016.08	9.20	1.81
C	1,000.00	1,151.20	9.81	1,016.08	9.20	1.81
Y	1,000.00	1,156.80	4.40	1,021.12	4.13	0.81
Investor	1,000.00	1,155.30	5.76	1,019.86	5.40	1.06

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Global Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Health Care Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Global Health/Biotechnology Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best

24                         Invesco Global Health Care Fund

performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Advisers noted that changes had been made to the portfolio management team in February 2014. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was below the effective advisory fee rate, but the same as the internally allocated sub-advised rate, of one off-shore fund advised by Invesco Advisers using a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not adviser other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

25                         Invesco Global Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$115,599,439
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$8,448,973

26                         Invesco Global Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Health Care Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GHC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Global Infrastructure Fund

Nasdaq:
A: GIZAX ■ C: GIZCX ■ R: GIZRX ■ Y: GIZYX ■ R5: GIZFX ■ R6: GIZSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Fund Performance
7	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor's Report
21	Fund Expenses
22	Initial Approval of Investment Advisory and Sub-Advisory Agreements
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Infrastructure Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Infrastructure Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Global Infrastructure Fund incepted on May 2, 2014. From the Fund’s inception to the end of the reporting period on October 31, 2014, global infrastructure equities, as measured by the Dow Jones Brookfield Global Infrastructure Index, delivered positive returns and outperformed broad market global equities, as measured by the MSCI World Index. At net asset value (NAV), Invesco Global Infrastructure Fund generally performed in line with its style-specific benchmark, the Dow Jones Brookfield Global Infrastructure Index. Primary contributors to the Fund’s absolute performance included midstream services, gas distribution and electric utilities.

    Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes

Cumulative total returns, 5/2/14 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.12%
Class C Shares	6.71
Class R Shares	7.05
Class Y Shares	7.29
Class R5 Shares	7.29
Class R6 Shares	7.29
MSCI World Index▼ (Broad Market Index)	2.11
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	7.74
Lipper Global Infrastructure Funds Classification Average■ (Peer Group)	4.32

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets rose modestly during the period from the Fund’s inception on May 2, 2014, to the close of the reporting period on October 31, 2014, as diverging paths for economic growth and monetary policy became evident across the globe. The US and the UK remained on a more positive trajectory, with improvements in employment and domestic demand. In fact, the US Federal Reserve ended its extraordinary bond-buying program, called quantitative easing, with a final purchase in October.

However, weakness in Europe caused speculation over the potential for further stimulus.

Elsewhere, slowing economic growth in China and concerns over levels of debt in the economy resulted in the People’s Bank of China injecting additional liquidity into the banking system. Weakening trends in Japan were met with the announcement of additional asset purchase-based quantitative easing. Political uncertainty in the Middle East and Russia added to market concerns. Investors’ risk appetite diminished and volatility spiked toward the end of the reporting period.

However, equity markets staged a recovery in the last few weeks of October.

    Yields on 10-year US Treasuries and commodity prices were volatile and ended the reporting period lower, while the US dollar rose to a four-year high versus other major currencies. In general, global infrastructure stocks produced positive returns and outperformed broad market global equities during the reporting period. The Fund, at NAV, also produced positive returns and generally performed in line with its style-specific benchmark, the Dow Jones Brookfield Global Infrastructure Index.

    On an absolute basis, diversified infrastructure in Spain and airports in New Zealand and France detracted from Fund performance. Midstream services stocks – stocks of companies that operate in the middle of the energy value chain, providing gathering, processing and transportation for crude oil and natural gas – were the largest contributors to absolute Fund performance, particularly in the US. Other key contributors included gas distribution, electric utilities, telecommunications and water.

    From a country standpoint, US equities, which averaged approximately 50% of total net assets during the reporting period, were primary contributors to Fund performance. Equities in the UK, Canada and Australia were also key contributors. Conversely, equities in France and Italy were key detractors.

    Top individual contributors to performance included Williams Companies and American Tower. Williams Companies is one of the largest providers of energy infrastructure in North America. With operations including deep-water Gulf of Mexico, US onshore and Canadian oil

Portfolio Composition
By infrastructure sectors

Midstream Services	31.2%
Gas Distribution	25.6
Telecommunications	12.4
Electric Utilities	11.3
Water	4.9
Tolls	4.3
Airports	3.5
Ports & Rail	2.7
Diversified	1.5
Money Market Funds
Plus Other Assets Less Liabilities	2.6

Top 10 Equity Holdings*

1.	National Grid PLC	7.6%
2.	Williams Cos. Inc. (The)	5.8
3.	American Tower Corp.	5.3
4.	Kinder Morgan Inc.	4.0
5.	Sempra Energy	3.7
6.	Enbridge Inc.	3.6
7.	Energy Transfer Equity, L.P.	2.8
8.	Crown Castle International Corp.	2.8
9.	Pembina Pipeline Corp.	2.4
10.	TransCanada Corp.	2.3

Total Net Assets	$5.0 million

Total Number of Holdings*	63

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Global Infrastructure Fund

sands, its primary businesses include interstate natural gas pipelines, midstream gathering and processing, natural gas and natural gas liquids transportation, as well as olefins production for petrochemical feedstocks. American Tower, a real estate investment trust, is a global provider of wireless communications infrastructure. It operates in 12 countries across five continents and recently raised its outlook for 2014 revenue and earnings, given expectations for increased mobile data usage.

Individual detractors from performance included Atlantia and Ferrovial. Atlantia is an Italian company that owns and operates toll roads, primarily connecting major urban centers in Italy. The company also owns toll roads in Brazil, Chile, India and Poland as well as Rome’s airport network. We particularly liked the long length of its contracts, its diversified asset base, its current yield and its dividend distribution growth prospects. Ferrovial is a global leader in transportation infrastructure. It operates a diversified line of infrastructure assets and projects in more than 25 countries, including services for municipalities and highways, toll roads, construction and airports. Ferrovial manages key assets such as Canada’s 407 ETR highway and London’s Heath-row Airport.

During the reporting period, on average, the Fund had overweight exposure to midstream services, tolls, airports and telecommunications relative to its benchmark. The Fund had underweight exposure to electric utilities, gas distribution, ports and rail, water and diversified infrastructure. In general, the Fund had a bias toward higher quality assets, generally lower leveraged balance sheets and above-average growth prospects.

We thank you for your investment in Invesco Global Infrastructure Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is lead manager of Invesco Global Infrastructure Fund. He is Head of Global
Securities with Invesco Real Estate, where he overseas all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund.
He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

James Cowen Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 2000.
Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund.
He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 2005.
Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund.
She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                         Invesco Global Infrastructure Fund

Your Fund’s Performance

Cumulative Total Returns
As of 10/31/14, including maximum applicable sales charges
Class A Shares
Inception (5/2/14)	1.25%

Class C Shares
Inception (5/2/14)	5.71%

Class R Shares
Inception (5/2/14)	7.05%

Class Y Shares
Inception (5/2/14)	7.29%

Class R5 Shares
Inception (5/2/14)	7.29%

Class R6 Shares
Inception (5/2/14)	7.29%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.04%, 3.79%, 3.29%, 2.79%, 2.68% and 2.63%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Cumulative Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (5/2/14)	-0.65%

Class C Shares
Inception (5/2/14)	3.81%

Class R Shares
Inception (5/2/14)	5.04%

Class Y Shares
Inception (5/2/14)	5.17%

Class R5 Shares
Inception (5/2/14)	5.18%

Class R6 Shares
Inception (5/2/14)	5.18%

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

6                         Invesco Global Infrastructure Fund

Invesco Global Infrastructure Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Energy industry sector risk. The Fund will concentrate its investments in the securities of issuers engaged primarily in energy-related industries. The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale as well as supply-and-demand for energy resources. Although individual security selection drives the performance of the Fund, short-term fluctuations in energy prices may cause price fluctuations in its shares.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Infrastructure-related companies risk. The Fund will concentrate its investments in the infrastructure industry. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with environmental, governmental and other regulations, high interest costs in connection with capital construction programs, high leverage, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, and other factors. Infrastructure-related companies are also affected by environmental damage due to a company’s operations or an accident, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

continued on page 8

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

7                         Invesco Global Infrastructure Fund

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	MLP risk. An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Additionally, if the Fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause the Fund to lose its status as regulated investment company under Subchapter M of the Internal Revenue Code.
■	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for US federal income tax purposes, which would result in such MLP being required to pay US federal income tax on its taxable income. The classification of an MLP as a corporation for US federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for US federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. MLPs taxed as partnerships file a partnership tax return for US federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Dow Jones Brookfield Global Infrastructure Index intends to measure all sectors of the infrastructure market and includes companies domiciled globally that qualify as “pure-play” infrastructure companies – companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.
■	The Lipper Global Infrastructure Funds Classification Average represents an average of all of the funds in the Lipper Global Infrastructure Funds classification average.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

8                         Invesco Global Infrastructure Fund

Schedule of Investments

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–97.42%
Australia–3.33%
APA Group	5,157	$35,827
Spark Infrastructure Group	8,308	13,931
Sydney Airport	2,919	11,357
Transurban Group	14,795	106,326
		167,441

Canada–11.68%
Enbridge Inc.	3,868	183,051
Fortis, Inc.	2,133	69,504
Inter Pipeline Ltd.	1,422	44,809
Keyera Corp.	677	53,865
Pembina Pipeline Corp.	2,861	118,715
TransCanada Corp.	2,381	117,370
		587,314

China–3.06%
Beijing Capital International Airport Co. Ltd.–Class H	18,000	13,207
Beijing Enterprises Holdings Ltd.	3,000	24,592
China Merchants Holdings International Co. Ltd.	12,000	37,911
China Resources Gas Group Ltd.	6,000	17,137
ENN Energy Holdings Ltd.	7,000	45,402
Jiangsu Expressway Co. Ltd.–Class H	14,000	15,634
		153,883

France–2.45%
Aeroports de Paris	323	38,192
Eutelsat Communications S.A.	950	30,848
Groupe Eurotunnel S.A.–REGS(a)	4,300	54,350
		123,390

Hong Kong–1.96%
China Gas Holdings Ltd.	14,000	25,558
Hong Kong & China Gas Co. Ltd.	29,000	67,684
Towngas China Co. Ltd.	5,000	5,248
		98,490

Italy–3.26%
Atlantia S.p.A.	4,021	94,728
Snam S.p.A.	12,843	69,450
		164,178

Japan–2.18%
Japan Airport Terminal Co., Ltd.	400	16,253
Tokyo Gas Co., Ltd.	16,000	93,130
		109,383

Luxembourg–1.93%
SES	2,806	96,871

	Shares	Value
Mexico–0.52%
Grupo Aeroportuario del Sureste S.A.B. de C.V.–ADR	196	$26,397

New Zealand–0.75%
Auckland International Airport Ltd.	12,231	37,638

Spain–4.50%
Enagas S.A.	1,326	44,530
Ferrovial S.A.	3,815	78,053
Red Electrica Corp. S.A.	1,184	103,483
		226,066

Switzerland–0.66%
Flughafen Zuerich AG	52	33,136

United Arab Emirates–0.82%
DP World Ltd.	2,156	41,309

United Kingdom–10.34%
National Grid PLC	25,749	381,782
Pennon Group PLC	2,748	36,680
Severn Trent PLC	1,220	39,009
United Utilities Group PLC	4,544	62,212
		519,683

United States–49.98%
Access Midstream Partners L.P.	994	61,916
American Tower Corp.	2,737	266,858
American Water Works Co., Inc.	2,059	109,889
Atmos Energy Corp.	625	33,125
CenterPoint Energy, Inc.	2,985	73,282
Consolidated Edison, Inc.	425	26,928
Crown Castle International Corp.	1,784	139,366
Dominion Resources, Inc.	351	25,026
Edison International	819	51,253
Energy Transfer Equity, L.P.	2,447	142,807
EQT Midstream Partners L.P.	1,155	102,310
ITC Holdings Corp.	2,779	110,076
Kinder Morgan Inc.	5,239	202,749
NiSource Inc.	2,562	107,758
Northeast Utilities	1,968	97,121
ONEOK, Inc.	1,095	64,539
PG&E Corp.	1,911	96,162
Piedmont Natural Gas Co., Inc.	481	18,283
SBA Communications Corp.–Class A(b)	803	90,201
SemGroup Corp.–Class A	263	20,185
Sempra Energy	1,671	183,810
Southwest Gas Corp.	290	16,846
Spectra Energy Corp.	2,910	113,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  Global Infrastructure Fund

	Shares	Value
United States–(continued)
Targa Resources Corp.	535	$68,817
Williams Cos. Inc. (The)	5,220	289,762
		2,512,937
Total Common Stocks & Other Equity Interests (Cost $4,665,656)		4,898,116

Money Market Funds–1.04%
Liquid Assets Portfolio–Institutional Class(c)	26,210	26,210
Premier Portfolio–Institutional Class(c)	26,210	26,210
Total Money Market Funds (Cost $52,420)		52,420
TOTAL INVESTMENTS–98.46% (Cost $4,718,076)		4,950,536
OTHER ASSETS LESS LIABILITIES–1.54%		77,238
NET ASSETS–100.00%		$5,027,774

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2014 represented 1.08% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Global Infrastructure Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $4,665,656)	$4,898,116
Investments in affiliated money market funds, at value and cost	52,420
Total investments, at value (Cost $4,718,076)	4,950,536
Foreign currencies, at value (Cost $21,549)	21,023
Receivable for:
Investments sold	57,911
Fund shares sold	59,726
Dividends	7,414
Fund expenses absorbed	5,820
Investment for trustee deferred compensation and retirement plans	842
Other assets	47,418
Total assets	5,150,690

Liabilities:
Payable for:
Investments purchased	63,647
Accrued fees to affiliates	1,219
Accrued trustees’ and officers’ fees and benefits	1,884
Accrued other operating expenses	55,324
Trustee deferred compensation and retirement plans	842
Total liabilities	122,916
Net assets applicable to shares outstanding	$5,027,774

Net assets consist of:
Shares of beneficial interest	$4,758,871
Undistributed net investment income	39,323
Undistributed net realized gain (loss)	(2,609)
Net unrealized appreciation	232,189
$5,027,774

Net Assets:
Class A	$2,497,250
Class C	$181,170
Class R	$13,130
Class Y	$2,287,482
Class R5	$10,681
Class R6	$38,061

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	234,214
Class C	17,025
Class R	1,232
Class Y	214,403
Class R5	1,001
Class R6	3,567
Class A:
Net asset value per share	$10.66
Maximum offering price per share
(Net asset value of $10.66 ÷ 94.50%)	$11.28
Class C:
Net asset value and offering price per share	$10.64
Class R:
Net asset value and offering price per share	$10.66
Class Y:
Net asset value and offering price per share	$10.67
Class R5:
Net asset value and offering price per share	$10.67
Class R6:
Net asset value and offering price per share	$10.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Global Infrastructure Fund

Statement of Operations

For the period May 2, 2014 (Commencement date) through October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $3,111 and return of capital distributions of $3,843)	$63,223
Dividends from affiliated money market funds	41
Total investment income	63,264

Expenses:
Advisory fees	18,312
Administrative services fees	25,068
Custodian fees	16,663
Distribution fees:
Class A	2,554
Class C	448
Class R	29
Transfer agent fees — A, C, R and Y	2,368
Transfer agent fees — R5	5
Transfer agent fees — R6	7
Trustees’ and officers’ fees and benefits	10,760
Registration and filing fees	46,941
Professional services fees	48,702
Other	13,206
Total expenses	185,063
Less: Fees waived and expenses reimbursed	(157,135)
Net expenses	27,928
Net investment income	35,336

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,609)
Foreign currencies	(395)
(3,004)
Change in net unrealized appreciation (depreciation) of:
Investment securities	232,460
Foreign currencies	(271)
232,189
Net realized and unrealized gain	229,185
Net increase in net assets resulting from operations	$264,521

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Global Infrastructure Fund

Statement of Changes in Net Assets

For the period May 2, 2014 (Commencement date) through October 31, 2014

2014
Operations:
Net investment income	$35,336
Net realized gain (loss)	(3,004)
Change in net unrealized appreciation	232,189
Net increase in net assets resulting from operations	264,521

Distributions to shareholders from net investment income:
Class A	(12,024)
Class C	(540)
Class R	(55)
Class Y	(12,343)
Class R5	(59)
Class R6	(59)
Total distributions from net investment income	(25,080)

Share transactions–net:
Class A	2,397,806
Class C	184,137
Class R	12,460
Class Y	2,148,433
Class R5	10,010
Class R6	35,487
Net increase in net assets resulting from share transactions	4,788,333
Net increase in net assets	5,027,774

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income of $39,323)	$5,027,774

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13                         Invesco  Global Infrastructure Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Master Limited Liability Partnerships — The Fund invests in Master Limited Liability Partnerships (MLPs). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal

14                         Invesco  Global Infrastructure Fund

Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (energy infrastructure MLPs). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for

15                         Invesco  Global Infrastructure Fund

physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2.5 billion	0.84%
Next $2 billion	0.80%
Next $3.5 billion	0.785%
Over $8 billion	0.77%

For the period May 2, 2014 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period May 2, 2014 (commencement date) through October 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $154,755 and reimbursed class level expenses of $1,116, $49, $6, $1,197, $5 and $7 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period May 2, 2014 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period May 2, 2014 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period May 2, 2014 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period May 2, 2014 (commencement date) through October 31, 2014, IDI advised the Fund that IDI retained $1,235 in front-end sales commissions from the sale of Class A shares and $0 from Class A and Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco  Global Infrastructure Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$167,441	$—	$167,441
Canada	587,314	—	—	587,314
China	129,291	24,592	—	153,883
France	38,192	85,198	—	123,390
Hong Kong	72,932	25,558	—	98,490
Italy	94,728	69,450	—	164,178
Japan	—	109,383	—	109,383
Luxembourg	96,871	—	—	96,871
Mexico	26,397	—	—	26,397
New Zealand	—	37,638	—	37,638
Spain	—	226,066	—	226,066
Switzerland	—	33,136	—	33,136
United Arab Emirates	41,309	—	—	41,309
United Kingdom	—	519,683	—	519,683
United States	2,565,357	—	—	2,565,357
Total Investments	$3,652,391	$1,298,145	$—	$4,950,536

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plans represents unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco  Global Infrastructure Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period May 2, 2014 (commencement date) through October 31, 2014:

2014
Ordinary income	$25,080

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$45,063
Net unrealized appreciation — investments	224,801
Net unrealized appreciation (depreciation) — other investments	(271)
Temporary book/tax differences	(690)
Shares of beneficial interest	4,758,871
Total net assets	$5,027,774

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at October 31, 2014.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during May 2, 2014 (commencement date) through October 31, 2014 was $5,474,130 and $802,022, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$281,672
Aggregate unrealized (depreciation) of investment securities	(56,871)
Net unrealized appreciation of investment securities	$224,801

Cost of investments for tax purposes is $4,725,735.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of nondeductible stock issuance costs, on October 31, 2014, undistributed net investment income was increased by $29,067, undistributed net realized gain (loss) was increased by $395 and shares of beneficial interest was decreased by $29,462. This reclassification had no effect on the net assets of the Fund.

18                         Invesco  Global Infrastructure Fund

NOTE 9—Share Information

	Summary of Share Activity
	May 02, 2014 (Commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	314,147	$3,210,131
Class C	21,242	226,573
Class R	1,231	12,450
Class Y	214,947	2,154,251
Class R5	1,001	10,010
Class R6	3,567	35,487

Reinvested:
Class A	397	4,258
Class C	47	508
Class R	1	10
Class Y	297	3,184

Reacquired:
Class A	(80,330)	(816,583)
Class C	(4,264)	(42,944)
Class Y	(841)	(9,002)
Net increase in share activity	471,442	$4,788,333

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 64% of the outstanding shares of the Fund are owned by the Adviser.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14(d)	$10.00	$0.08	$0.63	$0.71	$(0.05)	$10.66	7.12%	$2,497	1.39	%(e)	8.60	%(e)	1.51	%(e)	19%
Class C
Year ended 10/31/14(d)	10.00	0.04	0.63	0.67	(0.03)	10.64	6.71	181	2.14	(e)	9.35	(e)	0.76	(e)	19
Class R
Year ended 10/31/14(d)	10.00	0.07	0.64	0.71	(0.05)	10.66	7.05	13	1.64	(e)	8.85	(e)	1.26	(e)	19
Class Y
Year ended 10/31/14(d)	10.00	0.09	0.64	0.73	(0.06)	10.67	7.29	2,287	1.14	(e)	8.35	(e)	1.76	(e)	19
Class R5
Year ended 10/31/14(d)	10.00	0.09	0.64	0.73	(0.06)	10.67	7.29	11	1.14	(e)	8.34	(e)	1.76	(e)	19
Class R6
Year ended 10/31/14(d)	10.00	0.09	0.64	0.73	(0.06)	10.67	7.29	38	1.14	(e)	8.34	(e)	1.76	(e)	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of May 2, 2014.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $2,038, $89, $12, $2,186, $10 and $13 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

19                         Invesco  Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Infrastructure Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period May 2, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

20                         Invesco  Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 2, 2014 (commencement date) through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[3]
A	$1,000.00	$1,071.20	$7.22	$1,018.20	$7.07	1.39%
C	1,000.00	1,067.10	11.09	1,014.42	10.87	2.14
R	1,000.00	1,070.50	8.51	1,016.94	8.34	1.64
Y	1,000.00	1,072.90	5.92	1,019.46	5.80	1.14
R5	1,000.00	1,072.90	5.92	1,019.46	5.80	1.14
R6	1,000.00	1,072.90	5.92	1,019.46	5.80	1.14

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 2, 2014 (commencement date) through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183 (as of close of business May 2, 2014 (commencement date) through October 31, 2014)/365. Because the Fund has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six month period.

21                         Invesco  Global Infrastructure Fund

Initial Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco Global Infrastructure Fund (the Fund) investment advisory agreements before the Fund can commence operations. During meetings held on March 25-26, 2014, the Board as a whole and the disinterested or “independent” Trustees voting separately approved (i) an amendment to the Company’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add the Fund, and (ii) (a) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, and (b) an amendment to the Sub-Advisory Contract with Invesco PowerShares Capital Management LLC to add the Fund (the sub-advisers, the Affiliated Sub-Advisers; and the contracts, the sub-advisory contracts). In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers (the Invesco Funds) and considered the information provided in the most recent annual review process as well as the information provided with respect to the Fund. The Board (i) determined that the investment advisory agreement and sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s agreements is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of the Fund.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Fund will be assigned to one of the Sub-Committees. This Sub-Committee structure permits the Trustees to focus on the performance of the Invesco Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance, fees, expenses and other matters related to their assigned Invesco Funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an independent officer of the Funds, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the existing relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers are appropriate.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who may provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance

The Board did not consider the performance of the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund in different market environments.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board considered the contractual management fee rate of the Fund and the proposed fee waivers and expense limitations that will be in place for the Fund through May 31, 2015. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees will have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.

The Board also considered comparative advisory fee data provided by Invesco Advisers for comparable registered funds managed by third-party advisers. The Board noted that Invesco Advisers does not manage other funds or client accounts with investment strategies comparable to those of the Fund. The Board noted that the advisory fee is below the Lipper Specialty/Miscellaneous Funds classification median fee and that the advisory fee is below the fees of two key competitors identified by Invesco Advisers at all breakpoints and above the fee of one key competitor at all breakpoints. The Board noted that the competitor with the lower fees only invests in U.S. securities.

Based upon the information provided and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund would benefit from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and through expense waivers. The

22                         Invesco  Global Infrastructure Fund

Board also noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board considered information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other to be benefits received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports that it receives from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2014, the advisory fees payable by the Fund with respect to such investments. This waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers or its affiliates receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral from securities lending arrangements. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades and was advised that such trades will be executed in compliance with rules under the Investment Company Act of 1940, as amended.

23                         Invesco  Global Infrastructure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	87.79%
Corporate Dividends Received Deduction*	39.85%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco  Global Infrastructure Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco  Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco  Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco  Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Global Infrastructure Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GBLI-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders October 31, 2014

Invesco Global Market Neutral Fund

Nasdaq:
A: MKNAX ■ C: MKNCX ■ R: MKNRX ■ Y: MKNYX ■ R5: MKNFX ■ R6: MKNSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
16	Notes to Financial Statements
24	Financial Highlights
25	Auditor's Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Global Market Neutral Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

    Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Global Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Global Market Neutral Fund incepted on December 19, 2013. From the Fund’s inception to the end of the reporting period, the Fund’s Class A Shares, at net asset value (NAV), outperformed the Citi US T-Bill 3 Month Index and the Lipper Alternative Equity Market Neutral Index, the Fund’s broad market/style-specific and peer group benchmarks, respectively. Stock selection added to total return in six of 10 sectors, led by the health care, information technology (IT) and industrials sectors. Stock selection in the energy and materials sectors detracted from Fund performance.

    Additional performance information for your Fund appears later in this report.

Fund vs. Indexes

Cumulative total returns, 12/19/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares[1]	4.90%
Class C Shares[1]	4.10
Class R Shares[1]	4.60
Class Y Shares[1]	5.10
Class R5 Shares[1]	5.10
Class R6 Shares[1]	5.10
Citi US T-Bill 3 Month Index‚ (Broad Market/Style-Specific Index)	0.03
Lipper Alternative Equity Market Neutral Index■ (Peer Group Index)	0.76

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

1	Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been 0.80%, 0.10%, 0.60%, 1.00%, 1.00% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Market conditions and your Fund

Global equity markets generally rose during the reporting period ended October 31, 2014, on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns.

    These concerns included worries about potentially negative effects of the US Federal Reserve reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth.

    Advanced economies such as the UK and US saw a modest but stronger rebound than Europe, where a nascent recovery has stalled. A more supportive monetary policy in the eurozone may be positive for equity markets there, and we have seen evidence of earnings recovery coming through.

    Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Consumer spending in Japan has been weak for some time, and retail sales and household spending increased only gradually during the reporting period – although improved corporate earnings were an encouraging sign.

    Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong positive gains.

    The Fund seeks to add value by capturing the performance spread between its long and short holdings. We implement this strategy by purchasing equity securities we believe are undervalued and selling short securities we believe are overvalued. The offsetting exposures of these securities (e.g. – industry, country, region, market capitalization and style) are intended to lead to beta neutrality at the Fund level. Beta is a measure of risk representing how a security is expected to respond to general market movements.

    For the reporting period, the largest contributors to Fund performance were

Portfolio Composition By sector, based on total investments

	Long Portfolio Holdings	Equity Securities - Short†	Total Investments

Information Technology	10.2%	9.2%	19.4%
Consumer Discretionary	9.5	9.4	18.9
Industrials	9.3	8.0	17.3
Energy	5.7	5.9	11.6
Health Care	4.4	4.5	8.9
Consumer Staples	3.0	3.1	6.1
Utilities	2.3	2.8	5.1
Materials	2.2	2.4	4.6
Financials	2.2	3.3	5.5
Telecommunication Services	1.2	1.3	2.5
Money Market Funds Plus Other Assets Less Liabilities	0.1	–	0.1
Total	50.1	49.9	100.0

†	Represents the value of the equity securities underlying the equity short portfolio swap with Morgan Stanley.

Top 10 Long Equity Holdings*

1. Amgen Inc.	2.4%
2. Northrop Grumman Corp.	2.4
3. ProSiebenSat.1 Media AG	2.2
4. Tokyo Gas Co., Ltd.	2.2
5. West Japan Railway Co.	2.1
6. Hewlett-Packard Co.	2.1
7. Nippon Telegraph & Telephone Corp.	2.0
8. Archer-Daniels-Midland Co.	1.9
9. ITV PLC	1.9
10. Next PLC	1.9

Total Net Assets	$13.9 million

Total Number of Holdings*	116

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.

4 Invesco Global Market Neutral Fund

stock selection in the IT, health care and industrials sector.1 Within the IT sector, the Fund benefited from short positions in the IT services and software industries that performed poorly compared to industry peers.1 The Fund’s long positions in the computer/electronics and communications equipment industries outpaced peers for the reporting period.1

    In the industrials sector, the Fund benefited mostly from both long and short positions in the capital goods and commercial and professional services industries for the reporting period.1

    Within the health care sector, both long positions in pharmaceuticals and biotechnology outpaced their peers and aided Fund outperformance at NAV for the reporting period.1

    Stock selection in the energy sector was the largest detractor from Fund performance during the reporting period. The Fund was hampered by its long positions in the energy equipment industry. In the oil, gas and consumable fuels industry, the long holdings delivered negative performance, while short positions generated positive returns causing a drag on overall performance.

    In addition, within the materials sector, long positions held in the steel industry detracted from Fund performance.

    At the end of the reporting period, the largest gross sector exposures were in the IT, consumer discretionary and industrials sectors.

    Please note that the Fund may utilize derivative instruments that include equity total return swaps or future contracts. During the reporting period, the Fund utilized equity total return swaps to efficiently implement its strategy. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage.

    During the reporting period, the Fund did not utilize futures contracts.

    Thank you for your investment in Invesco Global Market Neutral Fund.

1	Includes the effect of the Adviser pay-in for an economic loss of $0.41 per share.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.
He joined Invesco in 2011. Mr. Abata earned a BA in economics from Bing-hamton University.

Karl Georg Bayer Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in 1991.
Mr. Bayer earned Diplom Kaufmann and Diplom Ingenieur degrees from the University of Darmstadt.

Uwe Draeger Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in 2005.
Mr. Draeger earned a Diplom-Ökonom degree from Hochschule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.
He joined Invesco in 2007. Mr. Huter earned a business administration degree “Diplom Kaufmann (FH)” from the University of Applied Sciences and Arts in Hildesheim.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.
He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Jens Langewand Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in 2007.
Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a PhD from the University of Augsburg.

Andrew Waisburd Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in 2008.
Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5 Invesco Global Market Neutral Fund

Your Fund’s Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The Citi US T-Bill 3 Month Index is an unmanaged index representative of three-month Treasury bills.
■	The Lipper Alternative Equity Market Neutral Index is an unmanaged index considered representative of funds that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Global Market Neutral Fund

Cumulative Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares*
Inception (12/19/13)	-0.85%

Class C Shares*
Inception (12/19/13)	3.10%

Class R Shares*
Inception (12/19/13)	4.60%

Class Y Shares*
Inception (12/19/13)	5.10%

Class R5 Shares*
Inception (12/19/13)	5.10%

Class R6 Shares*
Inception (12/19/13)	5.10%
*	Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been -4.73%,
-0.90%, 0.60%, 1.00%, 1.00% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.42%, 4.17%, 3.67%, 3.17%, 3.06% and 3.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the

Cumulative Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares**
Inception (12/19/13)	-0.66%

Class C Shares**
Inception (12/19/13)	3.40%

Class R Shares**
Inception (12/19/13)	4.90%

Class Y Shares**
Inception (12/19/13)	5.30%

Class R5 Shares**
Inception (12/19/13)	5.30%

Class R6 Shares**
Inception (12/19/13)	5.30%
**	Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been -3.40%, 0.60%, 2.10%, 2.40%, 2.40% and 2.40% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

7 Invesco Global Market Neutral Fund

Invesco Global Market Neutral Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategy.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Large capitalization company risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general US stock market risk, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader US equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies. Although the Fund seeks to provide a positive return, investors may lose money by investing in the Fund.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Global Market Neutral Fund

Schedule of Investments

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–102.51%
Australia–1.78%
Caltex Australia Ltd.	2,503	$68,646
Echo Entertainment Group Ltd.	17,666	61,265
Ramsay Health Care Ltd.	2,555	117,880
		247,791

Belgium–0.38%
Delhaize Group S.A.	776	53,093

Canada–6.68%
Agnico-Eagle Mines Ltd.	1,000	23,569
Baytex Energy Corp.	600	18,337
Canadian Natural Resources Ltd.	1,700	59,332
Canadian Tire Corp., Ltd.–Class A	1,800	197,379
Encana Corp.	12,900	240,394
Enerplus Corp.	8,600	123,173
Kinross Gold Corp.(a)	7,200	15,398
Stantec Inc.	3,100	196,442
Suncor Energy, Inc.	1,500	53,270
		927,294

Denmark–2.02%
Pandora AS	1,910	160,785
Vestas Wind Systems A.S.(a)	3,589	120,125
		280,910

France–1.81%
Technicolor S.A.(a)	7,992	47,237
Valeo S.A.	1,823	204,891
		252,128

Germany–3.22%
Continental AG	320	62,815
KUKA AG	1,237	77,821
ProSiebenSat.1 Media AG	7,221	291,282
Rheinmetall AG	348	14,957
		446,875

Hong Kong–1.67%
Power Assets Holdings Ltd.	24,000	231,641

Israel–0.67%
Bezeq The Israeli Telecommunication Corp. Ltd.	27,543	46,722
Delek Group Ltd.	133	45,645
		92,367

Japan–23.71%
Aoyama Trading Co., Ltd.	3,600	86,647
Asahi Glass Co., Ltd.	5,000	26,374
Brother Industries, Ltd.	5,600	102,546
Dai Nippon Printing Co., Ltd.	4,000	39,877
Daihatsu Motor Co., Ltd.	8,400	117,126

	Shares	Value
Japan–(continued)
Daito Trust Construction Co., Ltd.	1,800	$227,342
DeNA Co., Ltd.	2,600	33,703
Denki Kagaku Kogyo Kabushiki Kaisha	60,000	196,735
FamilyMart Co., Ltd.	4,400	176,426
Konica Minolta Inc.	6,600	74,703
Marubeni Corp.	25,000	162,582
Medipal Holdings Corp.	6,800	76,661
Miraca Holdings Inc.	2,000	84,810
Nippon Electric Glass Co., Ltd.	14,000	66,152
Nippon Paper Industries Co. Ltd.	2,500	37,146
Nippon Telegraph & Telephone Corp.	4,200	262,414
Nomura Real Estate Holdings, Inc.	3,900	69,568
Osaka Gas Co., Ltd.	34,000	137,031
Seiko Epson Corp.	1,900	89,989
Sekisui Chemical Co., Ltd.	3,000	37,298
Showa Shell Sekiyu K.K.	29,000	249,781
Sumitomo Forestry Co., Ltd.	12,900	137,512
TDK CORP	2,600	150,024
Tokyo Gas Co., Ltd.	50,000	291,031
Toppan Printing Co. Ltd.	6,000	41,360
TOTO Ltd.	3,000	33,887
West Japan Railway Co.	5,900	284,770
		3,293,495

Luxembourg–0.84%
APERAM(a)	4,030	116,076

Macau–1.03%
MGM China Holdings Ltd.	43,600	142,660

Netherlands–1.67%
Heineken N.V.	718	53,615
NXP Semiconductors N.V.(a)	2,600	178,516
		232,131

New Zealand–0.23%
Spark New Zealand Ltd.	13,027	32,120

Norway–1.23%
DNB ASA	3,810	69,979
Yara International ASA	2,206	101,520
		171,499

Sweden–2.18%
Intrum Justitia AB	6,162	183,076
Loomis AB–Class B	4,357	119,772
		302,848

Switzerland–2.17%
Forbo Holding AG	78	80,943
Georg Fischer AG	381	219,857
		300,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Market Neutral Fund

	Shares	Value
United Kingdom–7.61%
AstraZeneca PLC	673	$49,004
Britvic PLC	7,154	78,025
Hikma Pharmaceuticals PLC	6,562	199,206
ITV PLC	78,963	256,440
Next PLC	2,425	250,335
PACE PLC	14,352	79,748
Royal Dutch Shell PLC–Class B	1,828	67,821
WH Smith PLC	4,232	76,296
		1,056,875

United States–43.61%
AECOM Technology Corp.(a)	2,000	65,100
Alexion Pharmaceuticals, Inc.(a)	300	57,408
Amgen Inc.	2,000	324,360
AOL Inc.(a)	1,000	43,530
Archer-Daniels-Midland Co.	5,500	258,500
Best Buy Co., Inc.	2,300	78,522
Brocade Communications Systems, Inc.	16,700	179,191
CA, Inc.	6,400	185,984
Cardinal Health, Inc.	800	62,784
Celgene Corp.(a)	400	42,836
Chesapeake Energy Corp.	6,000	133,080
Cisco Systems, Inc.	6,400	156,608
Computer Sciences Corp.	1,200	72,480
ConocoPhillips	3,400	245,310
Deckers Outdoor Corp.(a)	200	17,492
Devon Energy Corp.	800	48,000
Everest Re Group, Ltd.	1,200	204,780
GameStop Corp.–Class A	5,400	230,904
Garmin Ltd.	1,400	77,672
Gilead Sciences, Inc.(a)	1,100	123,200
Hewlett-Packard Co.	7,800	279,864
HollyFrontier Corp.	600	27,228
Huntington Ingalls Industries Inc.	1,700	179,894
Lexmark International, Inc.–Class A	5,500	237,380

	Shares	Value
United States–(continued)
Liberty Ventures–Series A(a)	1,800	$63,180
Lincoln National Corp.	800	43,808
Live Nation Entertainment, Inc.(a)	1,700	44,200
Manpowergroup Inc.	900	60,075
Marathon Petroleum Corp.	600	54,540
Marvell Technology Group Ltd.	16,300	219,072
Nabors Industries Ltd.	1,200	21,420
NetApp, Inc.	4,500	192,600
Northrop Grumman Corp.	2,300	317,308
NVIDIA Corp.	3,700	72,298
Oracle Corp.	1,800	70,290
Patterson-UTI Energy, Inc.	4,100	94,423
Pilgrim’s Pride Corp.(a)	8,400	238,644
Pitney Bowes Inc.	3,700	91,538
Polycom, Inc.(a)	3,100	40,548
Raytheon Co.	2,100	218,148
Take-Two Interactive Software, Inc.(a)	7,800	206,310
Trinity Industries, Inc.	5,800	207,118
United States Steel Corp.	3,300	132,132
United Therapeutics Corp.(a)	800	104,776
Valero Energy Corp.	1,300	65,117
VeriSign, Inc.(a)	2,800	167,328
		6,056,980
Total Common Stocks & Other Equity Interests (Cost $14,014,122)		14,237,583

Money Market Funds–0.24%
Liquid Assets Portfolio–Institutional Class(b)	16,892	16,892
Premier Portfolio–Institutional Class(b)	16,892	16,892
Total Money Market Funds (Cost $33,784)		33,784
TOTAL INVESTMENTS–102.75% (Cost $14,047,906)		14,271,367
OTHER ASSETS LESS LIABILITIES–(2.75)%		(381,713)
NET ASSETS–100.00%		$13,889,654

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Market Neutral Fund

Open Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Date	Floating Rate(1)		Notional Value	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities-Short	Morgan Stanley & Co. LLC	12/24/15	AUD-Overnight Rate	AUD	(105,478)	$(1,640)		$(94,466)
Equity Securities-Short	Morgan Stanley & Co. LLC	12/24/15	Bank of Canada Overnight Lending Rate	CAD	(902,016)	31,118		(769,080)
Equity Securities-Short	Morgan Stanley & Co. LLC	12/24/15	Tom-Next Overnight Index Swap Rate for Swiss Franc	CHF	(225,501)	(5,123)		(239,465)
Equity Securities-Short	Morgan Stanley & Co. LLC	03/17/16	Copenhagen Interbank Offered Rate	DKK	(1,505,916)	(9,859)		(263,407)
Equity Securities-Short (Germany)	Morgan Stanley & Co. LLC	12/24/15	Euro Overnight Index Average	EUR	(349,833)	(15,186)		(453,513)
Equity Securities-Short (Supranational)	Morgan Stanley & Co. LLC	12/23/15	Euro Overnight Index Average	EUR	(583,988)	(27,414)		(759,005)
Equity Securities-Short	Morgan Stanley & Co. LLC	12/24/15	GBP Sterling Overnight Index Average	GBP	(633,949)	(22,128)		(1,036,313)
Equity Securities-Short	Morgan Stanley & Co. LLC	12/24/15	Overnight Rate calculated by Hong Kong Broker Association	HKD	(3,928,098)	(11,023)		(517,542)
Equity Securities-Short	Morgan Stanley & Co. LLC	12/25/15	Japan Overnight Rate	JPY	(340,864,600)	(321,724)		(3,349,727)
Equity Securities-Short	Morgan Stanley & Co. LLC	12/31/15	Norwegian Interbank Offered Rate	NOK	(1,940,547)	(25,679)		(313,456)
Equity Securities-Short	Morgan Stanley & Co. LLC	12/28/15	Stockholm InterBank Offered Rate	SEK	(1,628,473)	(23,094)		(243,291)
Equity Securities-Short	Morgan Stanley & Co. LLC	12/24/15	Federal Funds Floating Rate	SGD	(163,386)	4,507		(122,699)
Equity Securities-Short	Morgan Stanley & Co. LLC	12/24/15	Federal Funds Floating Rate	USD	(5,653,565)	(395,366)		(6,045,292)
Total Return Swap Agreements - Equity Risk						$(822,611	)(2)(3)	$(14,207,256)

Investment Abbreviations:

AUD	– Australian Dollar	DKK	– Danish Krone	HKD	– Hong Kong Dollar	SEK	– Swedish Krona
CAD	– Canadian Dollar	EUR	– Euro	JPY	– Japanese Yen	SGD	– Singapore Dollar
CHF	– Swiss Franc	GBP	– British Pound	NOK	– Norwegian Krona	USD	– United States Dollar

(1)	The Fund receives or pays the total return on a portfolio of short positions underlying the total return swap, and pays or receives a specific rate which is denominated in various currencies based on the currencies of the securities underlying the total return swap.
(2)	Amount includes $(4,364) of dividends and financing fees payable from the Fund to the Counterparty.
(3)	Swaps are collateralized by $73,160 cash held with Morgan Stanley & Co. LLC the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of October 31, 2014.

	Shares	Value
Equity Securities—Short
Australia
ALS Ltd.	(14,295)	$(70,823)
GrainCorp Ltd.–Class A–Class A	(3,067)	(23,643)
		(94,466)

Canada
Athabasca Oil Corp.	(26,300)	(85,185)
Enbridge Inc.	(3,500)	(165,636)
MEG Energy Corp.	(3,900)	(94,134)
Northland Power Inc.	(3,500)	(52,086)
Paramount Resources Ltd.–Class A–Class A	(4,000)	(167,539)
Tourmaline Oil Corp.	(5,700)	(204,500)
		(769,080)

Denmark
Genmab A/S	(6,043)	(263,407)

Germany
adidas AG	(1,800)	(130,936)
Aurubis AG	(1,605)	(83,647)
Deutsche Wohnen AG–BR	(3,306)	(74,487)
MorphoSys AG	(417)	(39,572)

	Shares	Value
Germany-(continued)
Volkswagen AG–Preference Shares	(586)	$(124,871)
		(453,513)
Hong Kong
Esprit Holdings Ltd.	(88,700)	(111,060)
Hong Kong & China Gas Co. Ltd.	(65,100)	(151,940)
Melco International Development Ltd.	(94,000)	(254,542)
		(517,542)

Japan
Asics Corp.	(7,600)	(174,994)
Chiyoda Corp.	(3,000)	(30,077)
Fast Retailing Co. Ltd.	(500)	(179,704)
Hamamatsu Photonics KK	(700)	(31,289)
Hokkaido Electric Power Co., Inc.	(6,100)	(50,241)
Hulic Co. Ltd.	(13,200)	(141,743)
Isetan Mitsukoshi Holdings Ltd.	(21,900)	(291,519)
Keyence Corp.	(600)	(280,367)
Kikkoman Corp.	(3,000)	(67,474)
Kintetsu Corp.	(8,000)	(27,495)
Kyushu Electric Power Co. Inc.	(19,600)	(208,548)
M3 Inc.	(4,200)	(68,884)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Market Neutral Fund

	Shares	Value
Japan–(continued)
Mazda Motor Corp.	(9,500)	$(215,359)
Mitsubishi Estate Co. Ltd.	(3,000)	(74,673)
Mitsui Chemicals Inc.	(76,000)	(217,220)
NGK Spark Plug Co., Ltd.	(2,000)	(51,198)
Nintendo Co., Ltd.	(1,800)	(190,882)
Ono Pharmaceutical Co. Ltd.	(2,800)	(277,731)
Sharp Corp.	(11,000)	(26,837)
Shimadzu Corp.	(5,000)	(42,828)
SoftBank Corp.	(600)	(42,413)
Sugi Holdings Co. Ltd.	(5,800)	(248,660)
Sumitomo Realty & Development Co. Ltd.	(1,000)	(36,457)
Temp Holdings Co. Ltd.	(1,800)	(56,896)
Topcon Corp.	(8,100)	(183,983)
Yamaha Motor Co. Ltd.	(7,200)	(132,255)
		(3,349,727)

Norway
Schibsted ASA	(5,493)	(290,623)
Telenor ASA	(1,016)	(22,833)
		(313,456)

Singapore
Ezion Holdings Ltd.	(104,400)	(122,699)

Supranational
Andritz AG	(824)	(39,774)
ASML Holding N.V.	(1,662)	(165,467)
Galp Energia SGPS SA	(8,754)	(126,864)
Koninklijke Vopak NV	(2,401)	(120,227)
OCI N.V.	(1,963)	(68,359)
Remy Cointreau SA	(3,350)	(238,314)
		(759,005)

Sweden
Volvo AB–Class B–Class B	(21,149)	(243,291)

Switzerland
Swiss Prime Site AG	(614)	(46,647)
Syngenta AG	(623)	(192,818)
		(239,465)

United Kingdom
ASOS PLC	(1,900)	(80,732)
Diageo PLC	(4,497)	(132,231)
Intertek Group PLC	(5,487)	(238,940)
Melrose Industries PLC	(18,470)	(75,673)
Ophir Energy PLC	(68,644)	(203,491)
Polyus Gold International Ltd.	(9,397)	(28,112)
Telecom Plus PLC	(5,735)	(129,549)
UBM PLC	(16,213)	(147,585)
		(1,036,313)

United States
ACI Worldwide Inc.	(2,100)	(40,404)
Alexander & Baldwin Inc.	(5,100)	(204,153)
Amazon.com Inc.	(100)	(30,546)
Armstrong World Industries Inc.	(1,300)	(62,946)

	Shares	Value
United States–(continued)
Arthur J Gallagher & Co.	(500)	$(23,850)
Ascena Retail Group, Inc.	(3,400)	(42,330)
Atwood Oceanics Inc.	(600)	(24,390)
BioMarin Pharmaceutical Inc.	(3,200)	(264,000)
Carpenter Technology Corp.	(3,300)	(165,165)
Cepheid, Inc.	(3,400)	(180,234)
Chart Industries, Inc.	(4,500)	(209,475)
Clean Harbors, Inc.	(500)	(24,815)
Cree Inc.	(2,400)	(75,552)
Cypress Semiconductor Corp.	(16,700)	(165,497)
Darling Ingredients Inc.	(9,500)	(167,200)
DigitalGlobe Inc.	(1,200)	(34,308)
Duke Energy Corp.	(700)	(57,505)
Fastenal Co.	(5,500)	(242,220)
Finisar Corp.	(4,000)	(66,880)
Fortune Brands Home & Security Inc.	(6,700)	(289,775)
Genesee & Wyoming Inc.–Class A	(1,900)	(182,780)
Golar LNG Ltd.	(1,100)	(61,721)
Gulfport Energy Corp.	(3,900)	(195,702)
Haemonetics Corp.	(4,000)	(150,880)
Howard Hughes Corp. (The)	(200)	(29,476)
Liberty Global PLC–Class A	(1,000)	(45,470)
Life Time Fitness, Inc.	(1,400)	(78,078)
Madison Square Garden Co. (The)–Class A	(400)	(30,304)
Markel Corp.	(400)	(276,356)
National Instruments Corp.	(8,800)	(278,784)
NCR Corp.	(6,900)	(190,923)
NetSuite Inc.	(700)	(76,062)
Northeast Utilities	(3,000)	(148,050)
Ocwen Financial Corp.	(1,300)	(30,628)
Owens Corning	(1,700)	(54,502)
Panera Bread Co.–Class A	(200)	(32,328)
Pentair PLC	(600)	(40,230)
Perrigo Co PLC	(400)	(64,580)
PVH Corp.	(400)	(45,740)
Rackspace Hosting, Inc.	(1,300)	(49,868)
salesforce.com. inc.	(400)	(25,596)
SBA Communications Corp.–Class A	(1,900)	(213,427)
SemGroup Corp.	(1,300)	(99,775)
Semtech Corp.	(1,700)	(43,146)
Stratasys Ltd.	(300)	(36,108)
SYNNEX Corp.	(1,100)	(76,098)
T-Mobile US, Inc.	(1,000)	(29,190)
Tractor Supply Co.	(600)	(43,932)
Trimble Navigation Ltd	(6,900)	(185,334)
Triumph Group, Inc.	(3,500)	(243,705)
Ulta Salon Cosmetics & Fragrance, Inc.	(1,000)	(120,810)
Ultimate Software Group, Inc. (The)	(500)	(75,255)
United Continental Holdings Inc.	(700)	(36,967)
Verizon Communications Inc.	(1,000)	(50,250)
ViaSat, Inc.	(5,300)	(331,992)
		(6,045,292)
Total Equity Securities — Short		(14,207,256)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $14,014,122)	$14,237,583
Investments in affiliated money market funds, at value and cost	33,784
Total investments, at value (Cost $14,047,906)	14,271,367
Foreign currencies, at value (Cost $24,703)	21,685
Receivable for:
Deposits with brokers	73,160
Fund shares sold	24,157
Dividends	35,906
Fund expenses absorbed	26,088
Reimbursement due from advisor	548,296
Investment for trustee deferred compensation and retirement plans	1,887
Other assets	20,097
Total assets	15,022,643

Liabilities:
Payable for:
Fund shares reacquired	228,608
Accrued fees to affiliates	2,422
Accrued trustees’ and officers’ fees and benefits	1,769
Accrued other operating expenses	75,692
Trustee deferred compensation and retirement plans	1,887
Unrealized depreciation on swap agreements	822,611
Total liabilities	1,132,989
Net assets applicable to shares outstanding	$13,889,654

Net assets consist of:
Shares of beneficial interest	$13,407,753
Undistributed net investment income	1,072,517
Undistributed net realized gain	12,815
Net unrealized appreciation (depreciation)	(603,431)
$13,889,654

Net Assets:
Class A	$5,196,531
Class C	$122,905
Class R	$14,294
Class Y	$7,311,105
Class R5	$671,473
Class R6	$573,346

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	495,328
Class C	11,805
Class R	1,366
Class Y	695,262
Class R5	63,897
Class R6	54,557
Class A:
Net asset value per share	$10.49
Maximum offering price per share
(Net asset value of $10.49 ÷ 94.50%)	$11.10
Class C:
Net asset value and offering price per share	$10.41
Class R:
Net asset value and offering price per share	$10.46
Class Y:
Net asset value and offering price per share	$10.52
Class R5:
Net asset value and offering price per share	$10.51
Class R6:
Net asset value and offering price per share	$10.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Market Neutral Fund

Statement of Operations

For the period December 19, 2013 (commencement date) through October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $14,634)	$210,803
Dividends from affiliated money market funds	346
Total investment income	211,149

Expenses:
Advisory fees	129,317
Administrative services fees	43,425
Custodian fees	7,075
Distribution fees:
Class A	11,364
Class C	403
Class R	54
Transfer agent fees — A, C, R and Y	3,475
Transfer agent fees — R5	34
Transfer agent fees — R6	21
Trustees’ and officers’ fees and benefits	18,234
Registration and filing fees	79,159
Professional services fees	146,839
Other	22,872
Total expenses	462,272
Less: Fees waived and expenses reimbursed	(310,349)
Net expenses	151,923
Net investment income	59,226

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	12,814
Net increase from payments by affiliates — See Note 2	548,296
Foreign currencies	1,347
Swap agreements	366,773
929,230
Change in net unrealized appreciation (depreciation) of:
Investment securities	223,461
Foreign currencies	(4,281)
Swap agreements	(822,611)
(603,431)
Net realized and unrealized gain	325,799
Net increase in net assets resulting from operations	$385,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Market Neutral Fund

Statement of Changes in Net Assets

For the period December 19, 2013 (commencement date) through October 31, 2014

December 19, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income	$59,226
Net realized gain from investments	929,230
Change in net unrealized appreciation (depreciation)	(603,431)
Net increase in net assets resulting from operations	385,025

Share transactions–net:
Class A	5,052,983
Class C	119,366
Class R	13,770
Class Y	7,129,394
Class R5	642,586
Class R6	546,530
Net increase in net assets resulting from share transactions	13,504,629
Net increase in net assets	13,889,654

Net assets:
Beginning of period	—
End of year (includes undistributed net investment income of $1,072,517)	$13,889,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Market Neutral Fund

Statement of Cash Flows

For the period December 19, 2013 (commencement date) through October 31, 2014

Cash provided by (used in) operating activities:
Net increase in net assets resulting from operations	$385,025

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(18,977,271)

Proceeds from disposition of investments	4,975,963

Net change in unrealized depreciation swap agreements	822,611
Increase in deposits with broker for swaps	(73,160)
Increase in receivables and other assets	(632,274)
Increase in accrued expenses and other payables	81,770
Increase in net unrealized appreciation on investment securities	(223,461)
Increase in net realized gain from investment securities	(12,814)
Net cash provided by (used in) operating activities	(13,653,611)

Cash provided by financing activities:
Proceeds from shares of beneficial interest sold	15,436,207

Disbursements from shares of beneficial interest reacquired	(1,727,127)

Net cash provided by financing activities	13,709,080
Net decrease in cash and cash equivalents	55,469
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$55,469

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Global Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

16                         Invesco Global Market Neutral Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

17                         Invesco Global Market Neutral Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

18                         Invesco Global Market Neutral Fund

A total return swap is an agreement in which one party make payments based on a set rate, either fixed or variable, while the other party make payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the period December 19, 2013 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective December 19, 2013 (commencement date) the Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period December 19, 2013 (commencement date) through October 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $306,819 and reimbursed class level expenses of $1,695, $15, $4, $1,761, $34 and $21 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Subsequent to October 31, 2014, the Adviser reimbursed the Fund for an economic loss of $714,830 as a result of trading related activity. Of this amount, $548,296 represents the amount of loss reimbursed for the period December 19, 2013 (commencement date) through October 31, 2014.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period December 19, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period December 19, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

19                         Invesco Global Market Neutral Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period December 19, 2013 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period December 19, 2013 (commencement date) through October 31, 2014, IDI advised the Fund that IDI retained $347 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$247,791	$—	$247,791
Belgium	—	53,093	—	53,093
Canada	927,294	—	—	927,294
Denmark	280,910	—	—	280,910
France	—	252,128	—	252,128
Germany	62,815	384,060	—	446,875
Hong Kong	231,641	—	—	231,641
Israel	—	92,367	—	92,367
Japan	117,126	3,176,369	—	3,293,495
Luxembourg	—	116,076	—	116,076
Macau	—	142,660	—	142,660
Netherlands	232,131	—	—	232,131
New Zealand	—	32,120	—	32,120
Norway	69,979	101,520	—	171,499
Sweden	302,848	—	—	302,848
Switzerland	80,943	219,857	—	300,800
United Kingdom	256,440	800,435	—	1,056,875
United States	6,090,764	—	—	6,090,764
	8,652,891	5,618,476	—	14,271,367
Swap Agreements*	—	(822,611)	—	(822,611)
Total Investments	$8,652,891	$4,795,865	$—	$13,448,756

*	Unrealized appreciation (depreciation).

20                         Invesco Global Market Neutral Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements(a)	$35,625	$(858,236)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements.

Effect of Derivative Investments for the period December 19, 2013 (commencement date) through October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain:
Equity risk	$366,773
Change in Unrealized Appreciation (Depreciation):
Equity risk	(822,611)
Total	$(455,838)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
AUD	(61,843)
CAD	(883,465)
CHF	(188,202)
DKK	(629,900)
EUR – Germany	(352,157)
EUR – Supranational	(520,392)
GBP	(544,902)
HKD	(1,730,741)
JPY	(260,243,170)
NOK	(1,071,790)
SEK	(1,426,959)
SGD	(76,766)
USD	(4,611,572)

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Morgan Stanley & Co. LLC	$35,625	$(35,625)	$—	$—	$—	$—

21                         Invesco Global Market Neutral Fund

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Morgan Stanley & Co. LLC	$858,236	$(35,625)	$822,611	$—	$(73,160)	$749,451

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period December 19, 2013 (commencement date) through October 31, 2014:

There were no ordinary income or capital gains distributions during the period December 19, 2013 (commencement date) through October 31, 2014.

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$264,268
Net unrealized appreciation — investments	223,461
Net unrealized appreciation (depreciation) — other investments	(4,281)
Temporary book/tax differences	(1,547)
Shares of beneficial interest	13,407,753
Total net assets	$13,889,654

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during December 19, 2013 (commencement date) through October 31, 2014 was $18,977,271 and $4,975,963, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$960,761
Aggregate unrealized (depreciation) of investment securities	(737,300)
Net unrealized appreciation of investment securities	$223,461

Cost of investments is the same for tax purposes and financial reporting.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements, stock issuance and organizational expenses, on October 31, 2014, undistributed net investment income was increased by $1,013,291, undistributed net realized gain was decreased by $916,415 and shares of beneficial interest was decreased by $96,876. This reclassification had no effect on the net assets of the Fund.

22                         Invesco Global Market Neutral Fund

NOTE 10—Share Information

	Summary of Share Activity
	December 19, 2013 (commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	655,765	$6,691,675
Class C	18,382	188,179
Class R	1,366	13,770
Class Y	716,863	7,349,692
Class R5	66,552	670,518
Class R6	54,557	546,530

Reacquired:
Class A	(160,437)	(1,638,692)
Class C	(6,577)	(68,813)
Class Y	(21,601)	(220,298)
Class R5	(2,655)	(27,932)
Net increase in share activity	1,322,215	$13,504,629

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 18% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and accounting services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
In addition, 76% of the outstanding shares of the Fund are owned by the Adviser.

23                         Invesco Global Market Neutral Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14(d)	$10.00	$0.04	$0.45	$0.49	$10.49	4.90	%(e)	$5,197	1.61	%(f)	4.61	%(f)	0.43	%(f)	46%
Class C
Year ended 10/31/14(d)	10.00	(0.03)	0.44	0.41	10.41	4.10	(e)	123	2.36	(f)	5.36	(f)	(0.32	)(f)	46
Class R
Year ended 10/31/14(d)	10.00	0.02	0.44	0.46	10.46	4.60	(e)	14	1.86	(f)	4.86	(f)	0.18	(f)	46
Class Y
Year ended 10/31/14(d)	10.00	0.06	0.46	0.52	10.52	5.20	(e)	7,311	1.36	(f)	4.36	(f)	0.68	(f)	46
Class R5
Year ended 10/31/14(d)	10.00	0.06	0.45	0.51	10.51	5.10	(e)	671	1.36	(f)	4.33	(f)	0.68	(f)	46
Class R6
Year ended 10/31/14(d)	10.00	0.06	0.45	0.51	10.51	5.10	(e)	573	1.36	(f)	4.33	(f)	0.68	(f)	46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date December 19, 2013 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been 0.80%, 0.10%, 0.60%, 1.00%, 1.00% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,234, $46, $12, $5,433, $628 and $520 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

24                         Invesco Global Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Market Neutral Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and its cash flows and the financial highlights for the period December 19, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 29, 2014

Houston, Texas

25                         Invesco Global Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/14)	Expenses Paid During Period[2,4]
A	$1,000.00	$962.80	$7.92	$1,017.14	$8.13	1.60%
C	1,000.00	958.80	11.60	1,013.36	11.93	2.35
R	1,000.00	961.80	9.15	1,015.88	9.40	1.85
Y	1,000.00	963.70	6.68	1,018.40	6.87	1.35
R5	1,000.00	963.70	6.68	1,018.40	6.87	1.35
R6	1,000.00	963.70	6.68	1,018.40	6.87	1.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the period December 19, 2013 (commencement date) through October 31, 2014, the Adviser reimbursed the Fund for an economic loss as a result of trading related activity. The annualized ratios restated as if this reimbursement has been in effect throughout the entire most recent fiscal half year are 1.61%, 2.36%, 1.86%, 1.36%. 1.36% and 1.36% for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.
[3]	The actual expenses restates as if the reimbursement discussed above had been in effect throughout the entire most recent fiscal half year are $7.97, $11.65, $9.20, $6.73, $6.73 and $6.73 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.
[4]	The hypothetical expenses paid restated as if the reimbursement above had been in effect throughout the most recent fiscal half year are $8.19, $11.98, $9.45, $6.92, $6.92 and $6.92 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.

26                         Invesco Global Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Market Neutral Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that no comparative fee information was available for the Fund.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee

27                         Invesco Global Market Neutral Fund

rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s effective advisory fee rate was the same as the effective advisory fee rate of one mutual fund with a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts using a substantially similar investment process.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund because the Fund did not have a full year of operations. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

28                         Invesco Global Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Market Neutral Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                        GMN-AR-1                                                 Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Global Markets Strategy Fund

Nasdaq:
A: GMSDX ■ C: GMSEX ■ R: GMSJX ■ Y: GMSHX ■ R5: GMSKX ■ R6: GMSLX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Consolidated Schedule of Investments
13	Consolidated Financial Statements
15	Notes to Consolidated Financial Statements
24	Consolidated Financial Highlights
25	Auditor's Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts
29	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Markets Strategy Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Markets Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Global Markets Strategy Fund, at net asset value (NAV), underperformed the Barclays 3-Month Treasury Bellwether Index, the Fund’s broad market/style-specific benchmark. The Fund’s relative performance was due to strategic equity and fixed income allocations as well as tactical allocations to fixed income markets.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.73%
Class C Shares	-1.42
Class R Shares	-0.83
Class Y Shares	-0.53
Class R5 Shares	-0.34
Class R6 Shares	-0.53
Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)*	0.07
S&P Diversified Trends Indicator Index■ (Former Style-Specific Index)*	4.53
Lipper Absolute Return Funds Index¿ (Peer Group Index)	2.03

Source(s): ▼FactSet Research Systems Inc.; ■Bloomberg LP; ¿Lipper Inc.

*	During the reporting period, the Fund elected to use the Barclays 3-Month Treasury Bellwether Index as its combined broad market/style-specific index, rather than using the S&P Diversified Trend Indicator Index as its style-specific index, because the Barclays 3-Month Treasury Bellwether Index more closely represent the Fund’s investment style.

Market conditions and your Fund

The fiscal year ended October 31, 2014, started off with equity markets pushing higher on strong investor demand due to central bank stimulus. Bond markets drifted lower as investor demand for risky assets increased. Commodity prices were mixed as energy prices generally increased while prices for metals and agricultural commodities declined.

Equities, which had become investors’ preferred asset class in 2013, began 2014 poorly – indeed, with the weakest start to a new calendar year since 2009. Through the use of derivatives, such as swaps and futures, we shifted from an overweight position to a neutral stance toward the end of January before overweighting equities again in March. The net effect of these shifts in equity weightings was minor losses for the quarter. The Fund began 2014 with slight overweight positions in government bonds in all markets except for a neutral position to Japan. In January, investors sought perceived “safe-haven” assets as equity market volatility spiked.1 We increased our tactical allocation to this segment through the use of derivatives, such as swaps and futures, but doing so produced little additional gains. We entered 2014 with almost zero exposure to commodities. In February, a combination of deteriorating term structure (the price curve formed by the prices of futures contracts over various expiration dates), declining price trends and US dollar strength hurt commodity prices, resulting in the Fund having a meaningful net short position across the commodity complexes. As a result, the Fund’s allocation to commodities detracted from performance.

The Fund fared better in the second quarter. All three asset classes in which the Fund invests contributed to results, with bonds leading the way. Bond markets saw yields decline as geopolitical concerns out of Russia and the Middle East created greater demand for perceived “safe-haven” assets. Contraction in the

US economy and generally weak European economic data also benefited bonds. Despite beginning the quarter weak, equities posted strong results as investors overlooked weaker-than-expected fundamental data and fears of widening geopolitical concerns. Across the commodity complexes, investments in energy through the use of derivatives, such as swaps and futures, led results as issues in the Middle East drove crude oil prices higher. Through the use of derivatives, such as swaps and futures, the Fund’s tactical positioning in the quarter helped results as overweight exposure to equities and bonds were rewarded. Our positioning in commodities was beneficial overall, but from a complex level, shifts in energy and industrial metals aided results, while positioning in precious metals and agricultural commodities detracted from returns. Bonds benefited in the second quarter from weak economic data – specifically, a significant contraction in the US economy in the first quarter. Equities climbed higher after a weak start to 2014. The Fund’s tactical overweight exposure to equity and bond markets benefited Fund performance for the quarter.

    In the third quarter, yields on government bonds declined as geopolitical concerns and evidence of slowing economic activity in Europe and Asia increased investor demand for perceived “safe-haven” assets. Through the use of derivatives, such as swaps and futures, the Fund’s tactical overweight positioning in bonds, in most markets, aided Fund performance. Developed-market equities delivered mixed results for the quarter as Japanese, European and US large-cap equities generally rose while US small caps and UK and Hong Kong equities declined.

    Tactical results from derivative investments, such as swaps and futures, in the Fund’s equity sleeve were negative, impacted by the weakness in equity prices in the last month of the quarter. Commodities were the clear loser for the quarter, as all four commodity complexes registered price declines, largely in response to the strong US dollar and a

Target Risk Allocation and Notional Asset Weights†
By asset class
	Risk	% of Total Net Assets
Asset Class	Allocation*	as of 10/31/14**

Equities	46.08%	10.56%
Fixed Income	49.45	90.86
Commodities	4.47	-22.24
†	Risk contribution is measured as the standard deviation of each asset class as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of the asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.
*	Based on the expected market exposure.
**	Due to the use of leverage, the percentages may not equal 100%.

Total Net Assets	$167.8 million

The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                         Invesco Global Markets Strategy Fund

strong supply outlook. Tactical exposure to commodities had no meaningful impact on Fund performance during the quarter.

    The fiscal year ended with significant volatility across asset classes, the result of central bank actions and economic data releases. Bonds managed gains during October as investors sought refuge from volatility, Ebola pandemic fears and economic uncertainty. Stocks were mixed, with European and UK equities off meaningfully while equities in the US and developed Asia generally posted gains. Commodities were mixed, with prices of agricultural commodities and industrial metals rising while precious metals prices declined. Energy was the clear loser for October, with broad weakness across the complex.

    Please note that our strategy is principally implemented using derivative instruments, including futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your commitment to Invesco Global Markets Strategy Fund.

1	So-called “safe-haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Global Markets
Strategy Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Invesco Global Markets
Strategy Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Markets Strategy
Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Markets Strategy
Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Markets Strategy
Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Assisted by the Invesco Global Asset Allocation Team

5                         Invesco Global Markets Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 9/26/12; index data from 9/30/12

During the reporting period, the Fund elected to use the Barclays

3-Month Treasury Bellwether Index as its combined broad market/style-specific index, rather than using the S&P Diversified Trend Indicator Index as its style-specific index, because the Barclays 3-Month Treasury Bellwether Index more closely represent the Fund’s investment style. Because this is the first reporting period since we adopted the Barclays 3-Month Treasury Bellwether Index as our style-specific index, SEC guidelines require that we compare performance to both the old and new indexes.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with a maturity of less than three months.
■	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
■	The S&P Diversified Trends Indicator Index is an investable long/short strategy that can benefit from trends (in either direction) in the global futures markets. It consists of 24 futures contracts, with a 50% weighting in financial futures and 50% weighting in commodities futures.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Global Markets Strategy Fund

Average Annual Total Returns As of 10/31/14, including maximum applicable sales charges
Class A Shares
Inception	0.48%
1 Year	-6.20

Class C Shares
Inception	2.49%
1 Year	-2.34

Class R Shares
Inception	3.01%
1 Year	-0.83

Class Y Shares
Inception (9/26/12)	3.48%
1 Year	-0.53

Class R5 Shares
Inception	3.53%
1 Year	-0.34

Class R6 Shares
Inception	3.48%
1 Year	-0.53

On August 28, 2013, Class H1 shares converted to Class Y shares.

    Class A shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares. Class H1 share performance reflects any applicable fee waivers or expense reimbursements.

    Class C shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares. Class H1 share performance reflects any applicable fee waivers or expense reimbursements.

    Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares. Class H1 share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares. Class H1 share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to

Average Annual Total Returns As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception	0.25%
1 Year	-4.50

Class C Shares
Inception	2.39%
1 Year	-0.61

Class R Shares
Inception	2.99%
1 Year	1.03

Class Y Shares
Inception (9/26/12)	3.42%
1 Year	1.33

Class R5 Shares
Inception	3.47%
1 Year	1.43

Class R6 Shares
Inception	3.42%
1 Year	1.33

Class H1 shares. Class H1 share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.80%, 2.55%, 2.05%, 1.55%, 1.55% and 1.55%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.26%, 3.01%, 2.51%, 2.01%, 1.90% and 1.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

7                         Invesco Global Markets Strategy Fund

Invesco Global Market Strategy Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service suspended issuance in July 2011 of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the interest due on its investment if there is a loss of value of the underlying variable to which the interest is linked. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. A liquid secondary market may not exist for the commodity-linked notes the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund could lose money. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, commodity-linked notes employ “economic” leverage that does not result in the possibility of a fund incurring obligations beyond its investment, but that nonetheless permit a fund to gain exposure that is greater than would be the case in an unlevered security. The particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. For example, a three times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying commodity, index or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes. The Fund does not segregate assets or otherwise cover investments in securities with economic leverage.

■	Commodity risk. The Fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
■	Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because the Fund’s investment strategy seeks to balance risk

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco Global Markets Strategy Fund

across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers the Fund’s risk allocation process may not succeed in achieving its investment objective.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed continued on page 6

9                         Invesco Global Markets Strategy Fund

Consolidated Schedule of Investments

October 31, 2014

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–36.01%
U.S. Treasury Bills–19.09%(a)
U.S. Treasury Bills(b)	0.05%	12/04/14	$3,440,000	$3,440,000
U.S. Treasury Bills(b)(c)	0.05%	12/04/14	560,000	560,010
U.S. Treasury Bills(b)	0.10%	01/08/15	5,000,000	4,999,953
U.S. Treasury Bills(c)(d)	0.10%	01/08/15	800,000	799,992
U.S. Treasury Bills	0.05%	01/15/15	7,500,000	7,499,923
U.S. Treasury Bills(b)(c)	0.05%	01/15/15	1,200,000	1,199,988
U.S. Treasury Bills(b)	0.05%	01/22/15	7,000,000	6,999,999
U.S. Treasury Bills(b)(c)	0.05%	01/22/15	1,120,000	1,120,000
U.S. Treasury Bills	0.06%	01/29/15	4,640,000	4,639,943
U.S. Treasury Bills(c)	0.06%	01/29/15	770,000	769,991
				32,029,799

U.S. Treasury Notes–16.92%(e)
U.S. Treasury Notes	0.07%	01/31/16	5,500,000	5,500,097
U.S. Treasury Notes(c)	0.07%	01/31/16	910,000	910,016
U.S. Treasury Notes	0.09%	04/30/16	16,380,000	16,385,523
U.S. Treasury Notes(c)(d)	0.09%	04/30/16	2,695,000	2,695,909
U.S. Treasury Notes	0.09%	07/31/16	2,500,000	2,501,034
U.S. Treasury Notes(c)	0.09%	07/31/16	410,000	410,170
				28,402,749
Total U.S. Treasury Securities (Cost $60,423,860)				60,432,548

			Shares
Money Market Funds–63.50%
Liquid Assets Portfolio–Institutional Class(f)			37,377,091	37,377,091
Premier Portfolio–Institutional Class(f)			37,377,092	37,377,092
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class(c)(f)			31,826,112	31,826,112
Total Money Market Funds (Cost $106,580,295)				106,580,295
TOTAL INVESTMENTS–99.51% (Cost $167,004,155)				167,012,843
OTHER ASSETS LESS LIABILITIES–0.49%				816,739
NET ASSETS–100.00%				$167,829,582

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude(c)	Short	32	April-2015	$(2,811,520)	$304,680
Cotton No.2(c)	Short	166	December-2014	(5,349,350)	272,941
Gas Oil(c)	Short	49	December-2014	(3,632,125)	(36,897)
Gasoline Reformulated Blendstock Oxygenate Blending(c)	Short	2	December-2014	(180,415)	295
Heating Oil(c)	Short	39	April-2015	(4,073,870)	320,480
Silver(c)	Short	58	December-2014	(4,670,740)	434,697
Soybean(c)	Short	87	January-2015	(4,564,238)	(347,203)
WTI Crude(c)	Short	4	December-2014	(322,160)	42,868
Subtotal — Commodity Risk					$991,861

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Markets Strategy Fund

Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Australia 10 Year Bonds	Long		173	December-2014	$18,693,650	$497,251
Canada 10 Year Bonds	Long		269	December-2014	32,710,152	166,138
Euro Bonds	Long		164	December-2014	31,013,273	380,460
Japanese 10 Year Bonds	Long		11	December-2014	14,351,616	73,658
Long Gilt	Long		154	December-2014	28,357,095	644,586
U.S. Treasury 20 Year Bonds	Long		111	December-2014	15,661,406	212,269
Subtotal — Interest Rate Risk						$1,974,362
Dow Jones EURO STOXX 50 Index	Long		182	December-2014	7,072,271	(257,439)
E-Mini S&P 500 Index	Long		21	December-2014	2,111,970	36,442
FTSE 100 Index	Long		35	December-2014	3,642,625	(147,407)
Hang Seng Index	Long		2	November-2014	308,739	7,320
Russell 2000 Index Mini	Short		16	December-2014	(1,873,600)	(133,909)
Tokyo Stock Price Index	Long		53	December-2014	6,309,411	202,278
Subtotal — Market Risk						$(292,715)
Total Futures Contracts						$2,673,508

Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Long	Barclays Bank PLC	4,700	October-2015	$2,519,201	$18,107
Pay a floating rate equal to the Barclays Capital Soymeal Nearby Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Barclays Bank PLC	1,380	October-2015	(1,288,878)	(242,971)
Pay a floating rate equal to the Barclays Commodity Strategy 1606 Excess Return Index and pay the product of (i) 0.41% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Barclays Bank PLC	3,420	October-2015	(1,141,890)	31,835
Pay a floating rate equal to the S&P GSCI Sugar Excess Return A141 Strategy and receive the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Goldman Sachs International	10,470	February-2015	(2,740,356)	0
Pay a floating rate equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	JPMorgan Chase Bank, N.A.	19,700	April-2015	(2,061,755)	122,333
Pay a floating rate equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Merrill Lynch International	5,540	June-2015	(854,762)	0
Pay a floating rate equal to the S&P GSCI Aluminum Dynamic Roll Excess Return Index and pay the product of (i) 0.38% of the Notional Amount multiplied by (ii) days in the period divided by 365(c)	Short	Morgan Stanley Capital Services LLC	57,050	October-2015	(6,453,958)	(357,641)
Subtotal — Commodity Risk						$(428,337)
Receive a return equal to Eurex Euro Bund Futures multiplied by 0.01% of the Notional Value	Long	Goldman Sachs International	10	December-2014	1,891,053	7,140
Receive a return equal to LIFFE Long Gilt Futures multiplied by 0.01% of the Notional Value	Long	Goldman Sachs International	71	December-2014	13,073,726	251,782
Receive a return equal to Canada 10 Year Bond Futures multiplied by 0.01% of the Notional Value	Long	Bank of America Merrill Lynch	3	December-2014	364,797	2,232
Subtotal — Interest Rate Risk						$261,154
Total Swap Agreements						$(167,183)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Markets Strategy Fund

Index Information:

Barclays Commodity Strategy 1452 Excess Return Index	– a commodity index that provides exposure to futures contracts on copper.
Barclays Commodity Strategy 1606 Excess Return Index	– a commodity index that provides exposure to futures contracts on sugar.

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(c)	The investment is owned by the Subsidiary. See Note 5.
(d)	All or a portion of the value was designated as collateral for swap agreements. See Note 1L and Note 4.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2014.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Markets Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $60,423,860)	$60,432,548
Investments in affiliated money market funds, at value and cost	106,580,295
Total investments, at value (Cost $167,004,155)	167,012,843
Receivable for:
Variation margin — futures	509,772
Fund shares sold	466,640
Dividends and interest	3,393
Fund expenses absorbed	17,282
Swaps receivables	103,860
Unrealized appreciation on swap agreements — OTC	433,429
Investment for trustee deferred compensation and retirement plans	10,109
Other assets	34,394
Total assets	168,591,722

Liabilities:
Payable for:
Fund shares reacquired	46,031
Accrued fees to affiliates	39,487
Accrued trustees’ and officers’ fees and benefits	1,744
Accrued other operating expenses	63,580
Trustee deferred compensation and retirement plans	10,686
Unrealized depreciation on swap agreements — OTC	600,612
Total liabilities	762,140
Net assets applicable to shares outstanding	$167,829,582

Net assets consist of:
Shares of beneficial interest	$160,687,956
Undistributed net investment income (loss)	3,315,908
Undistributed net realized gain	1,310,706
Net unrealized appreciation	2,515,012
$167,829,582

Net Assets:
Class A	$6,995,637
Class C	$12,136,308
Class R	$24,104
Class Y	$36,645,289
Class R5	$9,573
Class R6	$112,018,671

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	698,438
Class C	1,221,502
Class R	2,410
Class Y	3,645,739
Class R5	952
Class R6	11,144,654
Class A:
Net asset value per share	$10.02
Maximum offering price per share
(Net asset value of $10.02 ÷ 94.50%)	$10.60
Class C:
Net asset value and offering price per share	$9.94
Class R:
Net asset value and offering price per share	$10.00
Class Y:
Net asset value and offering price per share	$10.05
Class R5:
Net asset value and offering price per share	$10.06
Class R6:
Net asset value and offering price per share	$10.05

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Markets Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends from affiliated money market funds	$37,535
Interest	40,635
Total investment income	78,170

Expenses:
Advisory fees	2,484,654
Administrative services fees	50,000
Custodian fees	10,034
Distribution fees:
Class A	16,363
Class C	113,127
Class R	78
Transfer agent fees — A, C, R and Y	60,536
Transfer agent fees — R6	139
Trustees’ and officers’ fees and benefits	25,266
Other	237,232
Total expenses	2,997,429
Less: Fees waived and expenses reimbursed	(414,113)
Net expenses	2,583,316
Net investment income (loss)	(2,505,146)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	194
Foreign currencies	(106,303)
Futures contracts	3,823,731
Swap agreements	(1,061,349)
2,656,273
Change in net unrealized appreciation (depreciation) of:
Investment securities	5,550
Futures contracts	(622,577)
Swap agreements	(158,631)
(775,658)
Net realized and unrealized gain	1,880,615
Net increase (decrease) in net assets resulting from operations	$(624,531)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Markets Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(2,505,146)	$(1,378,066)
Net realized gain	2,656,273	2,169,842
Change in net unrealized appreciation (depreciation)	(775,658)	3,366,612
Net increase (decrease) in net assets resulting from operations	(624,531)	4,158,388

Distributions to shareholders from net realized gains:
Class A	(94,210)	—
Class C	(141,449)	—
Class R	(647)	—
Class Y	(692,741)	—
Class R5	(647)	—
Class R6	(6,922,506)	—
Total distributions from net realized gains	(7,852,200)	—

Share transactions–net:
Class A	6,388,685	598,916
Class C	11,581,205	809,842
Class R	14,508	10,000
Class Y	30,676,861	(4,665,740)
Class R5	—	10,000
Class R6	9,379,796	107,326,503
Net increase in net assets resulting from share transactions	58,041,055	104,089,521
Net increase in net assets	49,564,324	108,247,909

Net assets:
Beginning of year	118,265,258	10,017,349
End of year (includes undistributed net investment income (loss) of $3,315,908 and $3,481, respectively)	$167,829,582	$118,265,258

Notes to Consolidated Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Global Markets Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. On August 28, 2013, the Fund began offering Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares and the Fund’s existing Class H1 shares were converted to Class Y shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

15                         Invesco Global Markets Strategy Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as

16                         Invesco Global Markets Strategy Fund

other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

17                         Invesco Global Markets Strategy Fund

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security possesses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.50%
Over $10 billion	1.25%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 1.50%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

18                         Invesco Global Markets Strategy Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective December 17, 2013, the Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.80%, 2.55%, 2.05%, 1.55%, 1.55% and 1.55%, respectively, of average daily net assets. Prior to December 17, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $353,869 and reimbursed class level expenses of $7,324, $12,659, $18 and $40,243 of Class A, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $3,334 in front-end sales commissions from the sale of Class A shares and $511 from Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

19                         Invesco Global Markets Strategy Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$106,580,295	$—	$—	$106,580,295
U.S. Treasury Securities	—	60,432,548	—	60,432,548
	106,580,295	60,432,548	—	167,012,843
Futures Contracts*	2,673,508	—	—	2,673,508
Swap Agreements*	—	(167,183)	—	(167,183)
Total Investments	$109,253,803	$60,265,365	$—	$169,519,168

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk
Futures contracts(a)	$1,375,961	$(384,100)
Swap agreements(b)	172,275	(600,612)
Interest rate risk:
Futures contracts(a)	1,974,362	—
Swap agreements(b)	261,154	—
Market risk:
Futures contracts(a)	246,040	(538,755)
Total	$4,029,792	$(1,523,467)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Effect of Derivative Investments for the year ended October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$(4,278,156)	$(2,837,351)
Interest rate risk	8,534,223	1,776,002
Market risk	(432,336)	—
Change in Unrealized Appreciation (Depreciation):
Commodity risk	1,109,547	(413,626)
Interest rate risk	710,276	254,995
Market risk	(2,442,400)	—
Total	$3,201,154	$(1,219,980)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$216,586,175	$41,671,206

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an

20                         Invesco Global Markets Strategy Fund

arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Consolidated Statement of Assets & Liabilities	Gross amounts offset in Consolidated Statement of Assets & Liabilities	Net amounts of assets presented in Consolidated Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Fund
Bank of America Merrill Lynch	$2,232	$—	$2,232	$—	$—	$2,232
Goldman Sachs International	258,922	—	258,922	—	—	258,922
Subtotal — Fund	$261,154	$—	$261,154	$—	$—	$261,154

Subsidiary
Bank of America Securities LLC	$426	$—	$426	$—	$—	$426
Barclays Bank PLC	51,164	(51,164)	—	—	—	—
Goldman Sachs International	70,910	—	70,910	—	—	70,910
JPMorgan Chase Bank, N.A.	122,384	—	122,384	—	—	122,384
Merrill Lynch International	31,251	—	31,251	—	—	31,251
Subtotal — Subsidiary	$276,135	$(51,164)	$224,971	$—	$—	$224,971
Total	$537,289	$(51,164)	$486,125	$—	$—	$486,125

Liabilities:
	Gross amounts presented in Consolidated Statement of Assets & Liabilities	Gross amounts offset in Consolidated Statement of Assets & Liabilities	Net amounts of liabilities presented in Consolidated Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Subsidiary
Barclays Bank PLC.	$244,046	$(51,164)	$192,882	$(192,882)	$—	$—
Morgan Stanley Capital Services LLC	356,566	—	356,566	(330,098)	—	26,468
Total	$600,612	$(51,164)	$549,448	$(522,980)	$—	$26,468

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”)
Total assets	$40,623,901
Total liabilities	602,654
Net assets	40,021,247
Total investment income	13,463
Net investment income (loss)	(573,095)
Net realized gain (loss) from:
Investment securities	27
Futures contracts	(4,278,156)
Swap agreements	(2,837,351)
Change in net unrealized appreciation (depreciation) of:
Investment securities	773
Futures contracts	1,109,546
Swap agreements	(413,626)
Increase (decrease) in net assets resulting from operations	$(6,991,882)

21                         Invesco Global Markets Strategy Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$3,950,918	$—
Long-term capital gain	3,901,282	—
Total distributions	$7,852,200	$—

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$3,825,798
Undistributed long-term gain	2,108,499
Net unrealized appreciation — investments	8,688
Net unrealized appreciation — other investments	1,207,800
Temporary book/tax differences	(9,159)
Shares of beneficial interest	160,687,956
Total net assets	$167,829,582

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $28,398,165 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,688
Aggregate unrealized (depreciation) of investment securities	—
Net unrealized appreciation of investment securities	$8,688

Cost of investments is the same for tax and financial reporting purposes.

22                         Invesco Global Markets Strategy Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of futures contracts, swap agreement income and capital gains, net operating losses and net investment losses from the Subsidiary, on October 31, 2014, undistributed net investment income (loss) was increased by $5,817,573, undistributed net realized gain was increased by $1,124,646 and shares of beneficial interest was decreased by $6,942,219. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A(b)	1,164,747	$11,592,503	57,485	$611,943
Class C(b)	1,937,959	19,362,646	76,472	815,862
Class R(b)	1,458	14,508	952	10,000
Class Y	6,604,938	66,179,795	10,745,861	112,322,951
Class R5(b)	—	—	952	10,000
Class R6(b)	1,088,964	10,710,094	10,259,039	108,224,882

Issued as reinvestment of dividends:
Class A	9,489	93,564	—	—
Class C	14,309	140,802	—	—
Class Y	69,846	689,379	—	—
Class R6	701,303	6,921,859	—	—

Reacquired:
Class A	(532,075)	(5,297,382)	(1,208)	(13,027)
Class C	(806,676)	(7,922,243)	(562)	(6,020)
Class Y	(3,675,067)	(36,192,313)	(11,110,720)	(116,988,691)
Class R6	(819,568)	(8,252,157)	(85,084)	(898,379)
Net increase in share activity	5,759,627	$58,041,055	9,943,187	$104,089,521

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
In	addition, 68% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	Commencement date of August 28, 2013.

23                         Invesco Global Markets Strategy Fund

NOTE 12—Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14	$10.78	$(0.17)	$0.09	$(0.08)	$(0.68)	$10.02	(0.64)%	$6,996	1.73	%(d)	2.06	%(d)	(1.68	)%(d)	0%
Year ended 10/31/13(e)	10.52	(0.04)	0.30	0.26	—	10.78	2.47	607	1.99	(f)	2.04	(f)	(1.92	)(f)	0
Class C
Year ended 10/31/14	10.78	(0.24)	0.08	(0.16)	(0.68)	9.94	(1.42)	12,136	2.48	(d)	2.81	(d)	(2.43	)(d)	0
Year ended 10/31/13(e)	10.52	(0.05)	0.31	0.26	—	10.78	2.47	818	2.74	(f)	2.79	(f)	(2.67	)(f)	0
Class R
Year ended 10/31/14	10.78	(0.19)	0.09	(0.10)	(0.68)	10.00	(0.83)	24	1.98	(d)	2.31	(d)	(1.93	)(d)	0
Year ended 10/31/13(e)	10.52	(0.04)	0.30	0.26	—	10.78	2.47	10	2.24	(f)	2.29	(f)	(2.17	)(f)	0
Class Y
Year ended 10/31/14	10.79	(0.14)	0.08	(0.06)	(0.68)	10.05	(0.44)	36,645	1.48	(d)	1.81	(d)	(1.43	)(d)	0
Year ended 10/31/13	9.91	(0.19)	1.07	0.88	—	10.79	8.88	6,972	1.82		1.87		(1.75)		0
Year ended 10/31/12(e)	10.00	(0.02)	(0.07)	(0.09)	—	9.91	(0.90)	10,017	2.00	(f)	6.69	(f)	(1.87	)(f)	0
Class R5
Year ended 10/31/14	10.79	(0.14)	0.09	(0.05)	(0.68)	10.06	(0.34)	10	1.48	(d)	1.69	(d)	(1.43	)(d)	0
Year ended 10/31/13(e)	10.52	(0.03)	0.30	0.27	—	10.79	2.57	10	1.75	(f)	1.80	(f)	(1.68	)(f)	0
Class R6
Year ended 10/31/14	10.80	(0.14)	0.07	(0.07)	(0.68)	10.05	(0.53)	112,019	1.48	(d)	1.69	(d)	(1.43	)(d)	0
Year ended 10/31/13(e)	10.52	(0.03)	0.31	0.28	—	10.80	2.66	109,848	1.71	(f)	1.76	(f)	(1.64	)(f)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $6,545, $11,313, $16, $35,962, $10 and $111,798 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 26, 2012 for Class Y shares and August 28, 2013 for Class A, Class C, Class R, Class R5 and Class R6 shares, respectively.
(f)	Annualized.

24                         Invesco Global Markets Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Markets Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of Invesco Global Markets Strategy Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period September 26, 2012 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 29, 2014

Houston, Texas

25                         Invesco Global Markets Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,021.40	$8.66	$1,016.64	$8.64	1.70%
C	1,000.00	1,017.40	12.46	1,012.85	12.43	2.45
R	1,000.00	1,019.40	9.93	1,015.38	9.91	1.95
Y	1,000.00	1,022.40	7.39	1,017.90	7.38	1.45
R5	1,000.00	1,022.40	7.39	1,017.90	7.38	1.45
R6	1,000.00	1,022.40	7.39	1,017.90	7.38	1.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco Global Markets Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Markets Strategy Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past calendar year was available. The Board compared the Fund’s performance during the past calendar year to the performance of funds in the Lipper

27                         Invesco Global Markets Strategy Fund

performance universe and against the Lipper Absolute Return Funds Index. The Board noted that performance of Class Y shares of the Fund was in the second quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts using an investment process that is substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

28                         Invesco Global Markets Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,901,282
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	45.32%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$3,950,918

29                         Invesco Global Markets Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Global Markets Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Global Markets Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Markets Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Markets Strategy Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GMS-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders October 31, 2014

Invesco Global Targeted Returns Fund

Nasdaq:
A: GLTAX ■ C: GLTCX ■ R: GLTRX ■ Y: GLTYX ■ R5: GLTFX ■ R6: GLTSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Fund Performance
7	Supplemental Information
10	Schedule of Investments
20	Financial Statements
22	Notes to Financial Statements
32	Financial Highlights
33	Auditor's Report
34	Fund Expenses
35	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Global Targeted Returns Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

    Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Global Targeted Returns Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Global Targeted Returns Fund incepted on December 19, 2013. From the Fund’s inception to the end of the reporting period, the Fund, at net asset value, outperformed the U.S. Three-Month Treasury Bills Index, its broad market/style-specific index.

    A broad mix of investment ideas contributed to Fund performance during the reporting period. The Fund’s interest rate ideas and currency ideas relating to the strength of the US economy performed well during the reporting period. In contrast, some of the Fund’s volatility ideas detracted from Fund performance.

    Additional performance information for your Fund appears later in this report.

Fund vs. Indexes

Cumulative total returns, 12/19/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.40%
Class C Shares	3.70
Class R Shares	4.20
Class Y Shares	4.60
Class R5 Shares	4.60
Class R6 Shares	4.60
U.S. Three-Month Treasury Bills Index‚ (Broad Market Index/Style-Specific Index)	0.03
Lipper Absolute Return Funds Index‚ (Peer Group Index)	1.68
Source(s): ‚Lipper Inc.

Market conditions and your Fund

The fund’s investment philosophy is based on the belief that positive total returns can be achieved across all market environments over a rolling 3-year period through an unconstrained approach to identifying potential sources of return and through robust risk management. Invesco’s Multi Asset team seeks to generate investment ideas, identify the optimal way to implement exposure to them and combine them successfully into a risk-managed portfolio.

    The starting point for the Fund’s multi-asset investment process is the development of investment ideas. The team takes a global macro perspective, looking across asset classes, geographies, currencies and sectors for approximately 20–30 long-term investment ideas to include in its portfolio at any time. Ideas are generated through investment themes, fundamental economic analysis and valuation/qualitative modeling and may result in investments across a wide array of asset classes, geographies, sectors and currencies. The Fund targets a gross return of 5% per annum above US 3-month Treasury Bills over a rolling 3-year period and aims to achieve this with less than half the volatility of global equities, as represented by the MSCI World Index, over the same rolling 3-year period.

    During the reporting period, the underlying story of a slow return to global growth has seen equity markets testing new highs and government bonds rising in value as yields continued to move lower. This backdrop benefited the performance of some of the Fund’s investment ideas. For instance, interest rate ideas in the Fund, particularly those with targeted exposure in US and European duration1 performed well during the reporting period.

    The US duration idea represents our view that subdued US economic growth and inflation could be reflected in long-term bond yields staying relatively low even as investors expect interest rates to rise over the next few years. We first implemented this idea using bond futures, but in July switched to interest rate swaptions which tend to dampen the impact of sharp interest rate rises. This idea performed well during the reporting period as, generally, US interest rates fell benefiting our long duration exposure. Similarly, the European curve steepener idea reflects the belief that short-term interest rates in Europe will remain anchored as the European Central Bank keeps interest rates low. We chose to implement this idea based on the market’s perception of where 30-year yields will be relative to 10-year yields in four years’ time, using 10-year and 30-year interest rate swap contracts, as it appeared flatter than the spot yield curve2 and steep curves in loose monetary environments tend to persist. This idea also benefited from the broad-based rally in bonds that took place over the reporting period.

    Two ideas related to emerging markets and economies performed strongly during the reporting period. The first idea was pairing a long position in the Brazilian real with a short position in the Chilean peso, using currency forward contracts. This reflected our view that the economic backdrop in the two countries would lead to a divergence in monetary policy and this was observed with a series of rate hikes in Brazil and a series of rate cuts in Chile, resulting in strong performance as the real appreciated versus the peso.

    Our selective Asia exposure equity idea also offered strong returns as Asian markets were among the strongest performers and the underlying funds performed well offering an alternative source of alpha3 to the Fund. The theme behind the

Portfolio Composition
% of Net Assets as of 10/31/14†

Options Purchased	7.2%
Swap Agreements	1.8
Forwards	1.1
Sovereign Debt	4.8
Investment Companies	70.9
Other Assets Less Liabilities	14.2

Total Net Assets	$42.3 million

†	Represents the net market value of options purchased, the net unrealized appreciation/depreciation of swaps and the net unrealized appreciation/depreciation of forwards. The unrealized appreciation/depreciation of written options and futures, which each are negative (below zero), are included in “Other Assets less liabilities.” See the Schedule of Investments for a complete list of derivative instruments held by the Fund as of October 31, 2014.

4 Invesco Global Targeted Returns Fund

idea is our view that Asian equities appear attractively valued with many markets characterized by stabilizing fundamentals. We expressed this idea by owning Invesco Asia Pacific Growth Fund, which primarily holds securities of companies in the Asia Pacific regions, but tailored the exposure by selling Australia equity index futures because we believe Australian equities are expensive and are vulnerable because of their exposure to commodities.

    Despite central bank’s support for a continued recovery, our preference for cyclical versus defensive equities detracted from Fund performance, as our UK versus Switzerland equity idea performed poorly. UK equity markets have a larger exposure to the energy sector than Swiss equity markets, which suffered as oil prices have fallen. This idea was expressed through options on the UK and Swiss equity markets.

    With loose monetary policy globally keeping equity volatility levels at lows, some of the volatility ideas detracted from Fund performance. In particular, ideas focused on benefiting from sharp movements in Asian detracted from Fund performance. For this idea, we used options with the market risk hedged to reflect our view that volatility should rise over the next two to three years. This idea’s performance detracted as Asian equity volatility remained low during the reporting period.

    Likewise, our Asian equities volatility versus US equities volatility idea also detracted from performance during the reporting period due to the subdued volatility in Asian equity markets. While the difference between the implied volatility of US and Asian equity markets, based on option prices, is very low versus history, we believe that Asian equity markets should be inherently more volatile and expressed this idea through swap contracts that isolated the volatility of the US, Hang Seng and the Hang Seng China Enterprise Index markets.

    The Fund has seen a number of changes during the reporting period. We added a long US dollar versus euro idea to the portfolio through currency forward contracts, as economic drivers that supported a stronger euro appeared to slow. We also removed the European financials credit idea and long Brazilian real versus short Chilean peso idea. While both ideas delivered strong performance, we believe they no longer had the return potential to justify inclusion in the Fund. To provide the portfolio with a similar currency idea, we added a long Indian rupee versus Chinese renimbi idea during the reporting period, which we implemented through currency forward contracts.

    Additionally, we believe selective emerging market government bonds offer value when economic fundamentals improve making currency potentially undervalued. Accordingly, during the reporting period, we added local currency bonds in Poland, South Africa and Hungary to the Fund portfolio.

    Looking forward, we believe there will be low, but positive economic growth, but with divergence among developed countries. We also expect beneficial market reform and policy adjustment impacting emerging economies. While we believe short-term interest rates will remain low for a sustained period, we believe there is potential for rate increases in the UK and US. We remain cautious on the valuation of risk assets and see interference by governments and central banks as a possible source of future market volatility.

    As indicated throughout this report, our investment ideas will make significant use of derivative instruments for implementation. Therefore, the performance of the Fund can be attributed largely to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We thank you for your investment in Invesco Global Targeted Returns Fund.

1	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.
2	Spot yield curve is a yield constructed using Treasury spot rates rather than yields.
3	Alpha is a measure of performance on a risk-adjusted basis.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

David Millar Portfolio Manager, is the lead manager of Invesco Global Targeted Returns Fund. He joined
Invesco in 2013. Mr. Millar earned a BSc (Hons) degree in mathematical statistics from the University of Cape Town. He is a Fellow of the Institute and Faculty of Actuaries.

Richard Batty Portfolio Manager, is manager of Invesco Global Targeted Returns Fund. He joined Invesco in
2013. Mr. Batty earned a PhD in financial economics from Brunel University.

Dave Jubb Portfolio Manager, is manager of Invesco Global Targeted Returns Fund. He joined Invesco in
2013. Mr. Jubb earned a Bsc (Hons) in mathematics from St. Andrews University. He is a Fellow of the Institute and Faculty of Actuaries.

5 Invesco Global Targeted Returns Fund

Your Fund’s Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

Past performance cannot guarantee comparable future results. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Cumulative Total Return1s
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-1.32%

Class C Shares
Inception (12/19/13)	2.70%

Class R Shares
Inception (12/19/13)	4.20%

Class Y Shares
Inception (12/19/13)	4.60%

Class R5 Shares
Inception (12/19/13)	4.60%

Class R6 Shares
Inception (12/19/13)	4.60%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most

Cumulative Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-2.08%

Class C Shares
Inception (12/19/13)	2.00%

Class R Shares
Inception (12/19/13)	3.40%

Class Y Shares
Inception (12/19/13)	3.80%

Class R5 Shares
Inception (12/19/13)	3.80%

Class R6 Shares
Inception (12/19/13)	3.70%

recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.80%, 2.55%, 2.05%, 1.55%, 1.55% and 1.55%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.09%, 3.84%, 3.34%, 2.84%, 2.74% and 2.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.
3	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests 0.49% for Invesco Global Targeted Returns Fund.

6 Invesco Global Targeted Returns Fund

Invesco Global Targeted Returns Fund’s primary investment objective is to seek a positive total return over the long term in all market environments.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Changing fixed income market conditions risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Commodity risk. The Fund may from time to time have significant investment exposure to the commodities markets, and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s may be linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

■	Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide continued on page 8

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7 Invesco Global Targeted Returns Fund

continued from page 7

the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategy.

■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Fund-of-funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’

markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

■	Large capitalization company risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.
■	Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the asset or transaction and the Fund could lose more than it invested. Leverage created from certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. The Fund’s significant use of derivatives and leverage could, under certain market conditions, cause the Fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its tactical asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

continued on page 9

8 Invesco Global Targeted Returns Fund

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund. Non-diversification may also permit the Fund to invest a greater percentage of its assets in one particular investment strategy than would be permitted if the Fund was diversified, thereby increasing the risk of losses in the Fund due to a single strategy.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus is not subject to the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

■	Tax risk. The tax treatment of commodity-linked and other derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked or other derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service suspended issuance of any further private letter rulings in July 2011 pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees (the Board) may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.
■	US government obligations risk. The Fund may invest in obligations issued by US Government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The U.S. Three-Month Treasury Bills Index is tracked by Lipper to provide performance for the three-month US Treasury bill.
■	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
■	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Hang Seng China Enterprise Index is a free-float capitalization-weighted index comprised of H-Shares listed on the Hong Kong Stock Exchange and included in the Hang Seng Mainland Composite Index.
■	The Hang Seng Mainland Composite Index comprises of the top 200 listed companies on the Hong Kong stock market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco Global Targeted Returns Fund

Schedule of Investments

October 31, 2014

Schedule of Investments in Affiliated Issuers–70.89%(a)

	% of Net Assets 10/31/14	Value 12/19/13 (Commencement Date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Dividend Income	Shares 10/31/14	Value 10/31/14
Domestic Equity Funds–16.45%
Invesco Comstock Fund(b)	10.21%	$—	$4,100,823	$—	$219,851	$—	$40,497	171,116	$4,320,674
Invesco Diversified Dividend Fund(b)	6.24%	—	2,484,750	—	156,936	—	27,450	145,387	2,641,686
Total Domestic Equity Funds		—	6,585,573	—	376,787	—	67,947	316,503	6,962,360

Fixed-Income Funds–11.90%
Invesco High Yield Fund(b)	11.90%	—	5,125,880	—	(87,514)	—	192,672	1,139,902	5,038,366

Foreign Equity Funds–33.17%
Invesco Asia Pacific Growth Fund(c)	12.59%	—	4,955,400	—	374,533	—	—	158,865	5,329,933
Invesco European Growth Fund(c)	10.20%	—	4,441,739	—	(122,531)	—	—	114,811	4,319,208
Invesco International Growth Fund(b)	10.38%	—	4,312,891	—	80,431	—	—	126,245	4,393,322
Total Foreign Equity Funds		—	13,710,030	—	332,433	—	—	399,921	14,042,463

Money Market Funds–9.37%
Liquid Assets Portfolio–Institutional Class	4.68%	—	27,878,177	(25,894,786)	—	—	1,198	1,983,391	1,983,391
Premier Portfolio–Institutional Class	4.69%	—	27,878,177	(25,894,785)	—	—	376	1,983,392	1,983,392
Total Money Market Funds		—	55,756,354	(51,789,571)	—	—	1,574	3,966,783	3,966,783
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $29,388,266)	70.89%	$—	$81,177,837	$(51,789,571)	$621,706	$—	$262,193		$30,009,972

								Principal Amount

Sovereign Debt–4.84%(d)
Hungary Government Bond (Hungary), Series 23, Class A, Unsec. Bonds, 6.00%, 11/24/23								HUF 88,330,000	418,096
Poland Government Bond (Poland), Series 1023, Unsec. Bonds, 4.00%, 10/25/23								PLN 2,468,000	823,049
South Africa Government Bond (South Africa), Series R186, Unsec. Bonds, 10.50%, 12/21/26								ZAR 7,418,000	808,506
Total Sovereign Debt (Cost $2,100,806)									2,049,651
OPTIONS PURCHASED–7.17% (Cost $3,227,300)									3,033,813
TOTAL INVESTMENTS–82.90% (Cost $34,716,372)									35,093,436
OTHER ASSETS LESS LIABILITIES–17.10%									7,239,348
NET ASSETS–100.00%									$42,332,784
Abbreviations:

HUF	– Hungarian Forint
PLN	– Polish Zloty
Unsec.	– Unsecured
ZAR	– South African Rand

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The Fund invests in Class R6 shares of the mutual funds listed.
(c)	The Fund invests in Class Y shares of the mutual funds listed.
(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(e)		Value
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	24	HKD	9,600	HKD	11,520,000	$83,194
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	85	HKD	10,000	HKD	42,500,000	382,665
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	5	HKD	8,800	HKD	2,200,000	9,895
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	7	HKD	9,200	HKD	3,220,000	18,428
Hang Seng China Enterprises Index	Put	Morgan Stanley Capital Services LLC	12/30/15	7	HKD	8,400	HKD	2,940,000	10,368
Subtotal — Over-The-Counter Index Put Options Purchased				128					$504,550

Open Exchange-Traded Index Options Purchased
DAX Index	Call	Bank of America Merrill Lynch	06/19/15	2	EUR	10,600	EUR	106,000	$861
DAX Index	Call	Morgan Stanley Capital Services LLC	06/19/15	63	EUR	10,600	EUR	3,339,000	27,118
UKX Index	Call	Bank of America Merrill Lynch	12/16/16	3	GBP	6,200	GBP	186,000	28,460
UKX Index	Call	Morgan Stanley Capital Services LLC	12/16/16	44	GBP	6,200	GBP	2,728,000	417,420
Subtotal — Exchange-Traded Index Call Options Purchased				112					$473,859
FTSE MIB Index	Put	Bank of America Merrill Lynch	06/19/15	74	EUR	18,500	EUR	3,422,500	$249,210
SX5E Index	Put	Bank of America Merrill Lynch	06/19/15	24	EUR	2,800	EUR	672,000	27,097
SX5E Index	Put	Goldman Sachs International	06/19/15	10	EUR	2,650	EUR	265,000	7,293
SX5E Index	Put	Morgan Stanley Capital Services LLC	06/19/15	74	EUR	2,600	EUR	1,924,000	46,550
SX5E Index	Put	UBS	06/19/15	96	EUR	2,700	EUR	2,592,000	81,081
SX5E Index	Put	UBS	06/19/15	52	EUR	2,800	EUR	1,456,000	58,710
SX7E Index	Put	Bank of America Merrill Lynch	12/18/15	137	EUR	140	EUR	959,000	136,911
SX7E Index	Put	Deutsche Bank Securities Inc.	12/18/15	42	EUR	130	EUR	273,000	29,473
SX7E Index	Put	Goldman Sachs International	12/18/15	24	EUR	140	EUR	168,000	23,984
SX7E Index	Put	Morgan Stanley Capital Services LLC	12/18/15	7	EUR	130	EUR	45,500	4,912
SX7E Index	Put	UBS	12/18/15	70	EUR	130	EUR	455,000	49,122
SX7E Index	Put	UBS	12/18/15	1	EUR	140	EUR	7,000	999
UKX Index	Put	Bank of America Merrill Lynch	12/18/15	3	GBP	6,400	GBP	192,000	20,278
UKX Index	Put	Goldman Sachs International	12/18/15	1	GBP	6,400	GBP	64,000	6,759
UKX Index	Put	Morgan Stanley Capital Services LLC	12/18/15	9	GBP	6,300	GBP	567,000	54,713
UKX Index	Put	UBS	12/18/15	2	GBP	6,500	GBP	130,000	15,006
UKX Index	Put	UBS	12/18/15	15	GBP	6,600	GBP	990,000	125,024
Subtotal — Exchange-Traded Index Put Options Purchased				641					$937,122
Total Index Options Purchased — Market Risk				881					$1,915,531

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar

(e)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

Open Over-The-Counter Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
5 Year Interest Rate Swap	Call	Barclays	3.84%	Receive	3 Month USD LIBOR	08/22/24	$432,000	$32,239
5 Year Interest Rate Swap	Call	Barclays	3.90	Receive	3 Month USD LIBOR	08/01/24	5,760,000	444,131
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	3.70	Receive	3 Month USD LIBOR	09/03/24	6,217,000	429,693
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	3.75	Receive	3 Month USD LIBOR	09/04/24	2,988,000	212,219
Total Swaptions Purchased — Interest Rate Risk								$1,118,282
Total Options Purchased (Cost $3,227,300)								$3,033,813

Abbreviations:

LIBOR	– London interbank offer rate
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(e)		Value	Unrealized Appreciation (Depreciation)
DAX Index	Put	Morgan Stanley Capital Services LLC	11/21/14	5	EUR	8,900	$5,430	EUR	222,500	$1,270	$4,160
DAX Index	Put	Morgan Stanley Capital Services LLC	11/21/14	6	EUR	8,700	4,834	EUR	261,000	855	3,979
DAX Index	Put	Morgan Stanley Capital Services LLC	11/21/14	6	EUR	8,800	5,620	EUR	264,000	1,138	4,482
DAX Index	Put	Morgan Stanley Capital Services LLC	01/16/15	8	EUR	8,250	9,663	EUR	330,000	2,660	7,003
DAX Index	Put	Morgan Stanley Capital Services LLC	01/16/15	7	EUR	8,300	9,056	EUR	290,500	2,503	6,553
DAX Index	Put	Morgan Stanley Capital Services LLC	01/16/15	7	EUR	8,350	9,789	EUR	292,250	2,691	7,098
Subtotal — Over-The-Counter Index Put Options Written				39			$44,392			$11,117	$33,275

Open Exchange-Traded Index Options Written(f)
CAC Index	Call	UBS	06/19/15	71	EUR	4,700	$80,598	EUR	3,337,000	$27,750	$52,848
CAC Index	Call	Bank of America Merrill Lynch	06/19/15	2	EUR	4,700	1,010	EUR	94,000	782	228
SMI Index	Call	Bank of America Merrill Lynch	12/16/16	3	CHF	7,800	28,905	CHF	234,000	33,308	(4,403)
SMI Index	Call	Morgan Stanley Capital Services LLC	12/16/16	51	CHF	7,800	564,134	CHF	3,978,000	566,237	(2,103)
Subtotal — Exchange-Traded Index Call Options Written				127			$674,647			$628,077	$46,570
DAX Index	Put	Bank of America Merrill Lynch	11/21/14	1	EUR	8,800	$696	EUR	44,000	$217	$479
DAX Index	Put	Bank of America Merrill Lynch	11/21/14	4	EUR	9,100	2,529	EUR	182,000	2,075	454
DAX Index	Put	Bank of America Merrill Lynch	12/19/14	1	EUR	8,800	1,058	EUR	44,000	557	501
DAX Index	Put	Bank of America Merrill Lynch	12/19/14	7	EUR	9,100	3,398	EUR	318,500	6,833	(3,435)
DAX Index	Put	Bank of America Merrill Lynch	12/19/14	7	EUR	9,200	3,983	EUR	322,000	8,258	(4,275)
DAX Index	Put	Bank of America Merrill Lynch	12/19/14	7	EUR	9,300	4,737	EUR	325,500	9,956	(5,219)
IBEX 35 mini Futures	Put	Bank of America Merrill Lynch	06/19/15	358	EUR	9,500	133,533	EUR	3,401,000	170,472	(36,939)
SPX Index	Put	Morgan Stanley Capital Services LLC	11/22/14	3	USD	18,400	6,295	USD	552,000	413	5,882
SPX Index	Put	Morgan Stanley Capital Services LLC	11/22/14	3	USD	18,600	6,895	USD	558,000	570	6,325
SPX Index	Put	Morgan Stanley Capital Services LLC	11/22/14	2	USD	18,800	5,595	USD	376,000	500	5,095
SPX Index	Put	Morgan Stanley Capital Services LLC	11/22/14	2	USD	19,000	4,055	USD	380,000	640	3,415
SPX Index	Put	Morgan Stanley Capital Services LLC	12/20/14	3	USD	18,800	4,615	USD	564,000	3,045	1,570
SPX Index	Put	Morgan Stanley Capital Services LLC	12/20/14	3	USD	19,000	5,395	USD	570,000	3,705	1,690
SPX Index	Put	Morgan Stanley Capital Services LLC	12/20/14	4	USD	19,200	8,455	USD	768,000	6,000	2,455
SPX Index	Put	Morgan Stanley Capital Services LLC	01/17/15	4	USD	17,500	12,495	USD	700,000	2,760	9,735
SPX Index	Put	Morgan Stanley Capital Services LLC	01/17/15	3	USD	17,600	9,625	USD	528,000	2,235	7,390
SPX Index	Put	Morgan Stanley Capital Services LLC	01/17/15	3	USD	17,700	10,345	USD	531,000	2,415	7,930
SX5E Index	Put	Bank of America Merrill Lynch	06/19/15	12	EUR	3,100	31,867	EUR	372,000	30,811	1,056
SX5E Index	Put	Goldman Sachs International	06/19/15	5	EUR	2,950	19,486	EUR	147,500	8,615	10,871
SX5E Index	Put	Morgan Stanley Capital Services LLC	06/19/15	37	EUR	2,950	164,846	EUR	1,091,500	63,751	101,095
SX5E Index	Put	UBS	06/19/15	48	EUR	3,000	172,219	EUR	1,440,000	94,795	77,424
SX5E Index	Put	UBS	06/19/15	26	EUR	3,100	50,386	EUR	806,000	66,758	(16,372)
Subtotal — Exchange-Traded Index Put Options Written				543			$662,508			$485,381	$177,127
Total Index Options Written — Market Risk				709			$1,381,547			$1,124,575	$256,972

Currency Abbreviations:

EUR	– Euro
CHF	– Swiss Franc
USD	– United States Dollar

(e)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.
(f)	Index options written collateralized by $3,936,169 cash held with Bank of America Merrill Lynch.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
5 Year Interest Rate Swap	Call	Barclays Bank PLC	2.65%	Receive	6 Month GBP LIBOR	09/05/16	$137,053	GBP	3,900,000	$175,217	$(38,164)
5 Year Interest Rate Swap	Call	Barclays Bank PLC	3.06	Receive	6 Month GBP LIBOR	04/04/16	30,658	GBP	800,000	55,606	(24,948)
5 Year Interest Rate Swap	Call	Goldman Sachs International	3.49	Receive	3 Month USD LIBOR	10/17/24	142,813	USD	2,130,000	130,647	12,166
5 Year Interest Rate Swap	Call	Goldman Sachs International	3.02	Receive	6 Month GBP LIBOR	02/24/16	310,634	GBP	8,000,000	544,361	(233,727)
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	2.60	Receive	6 Month GBP LIBOR	09/02/16	101,432	GBP	2,891,000	123,230	(21,798)
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	2.67	Receive	6 Month GBP LIBOR	08/22/16	37,554	GBP	1,100,000	50,579	(13,025)
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	2.87	Receive	6 Month GBP LIBOR	07/25/16	31,417	GBP	900,000	50,874	(19,457)
5 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	2.93	Receive	6 Month GBP LIBOR	08/04/16	171,903	GBP	4,850,000	288,231	(116,328)
Total Swaptions Written — Interest Rate Risk							$963,464			$1,418,745	$(455,281)
Total — Options Written							$2,345,011			$2,543,320	$(198,309)

Abbreviations:

GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate

Options Written Transactions
	Call Options
	Number of Contracts*	Notional Value		Notional Value		Notional Value		Notional Value		Premiums Received
Beginning of period	—		—		—		—		—	$—
Written	369	CHF	13,639,000	EUR	8,457,000	GBP	22,441,000	USD	2,130,000	2,913,958
Closed	(242)	CHF	(9,427,000)	EUR	(5,026,000)		—		—	(1,275,847)
Exercised	—		—		—		—		—	—
Expired	—		—		—		—		—	—
End of period	127	CHF	4,212,000	EUR	3,431,000	GBP	22,441,000	USD	2,130,000	$1,638,111

	Put Options
	Number of Contracts*	Notional Value		Notional Value		Premiums Received
Beginning of period	—		—		—	$—
Written	1,325	EUR	18,719,900	USD	35,710,500	1,797,061
Closed	(611)	EUR	(6,547,900)	USD	(14,700,000)	(920,226)
Exercised	—		—		—	—
Expired	(132)	EUR	(2,017,750)	USD	(15,483,500)	(169,935)
End of period	582	EUR	10,154,250	USD	5,527,000	$706,900

*	Does not include swaptions written.

Open Futures Contracts(g)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Long Gilt	Long	14	December-2014	$2,577,918	$59,082
Euro OAT 10 Year	Short	14	December-2014	(2,541,337)	(29,699)
Subtotal — Interest Rate Risk					$29,383
CAA Index	Long	115	December-2014	$1,016,671	$(80,990)
FTSE 100 Index	Long	35	December-2014	3,642,625	(34,283)
Hang Seng China Enterprises Index	Long	50	November-2014	3,463,205	10,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Targeted Returns Fund

Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50	Short	43	December-2014	$(1,670,921)	$14,452
E-Mini S&P 500 Index	Short	43	December-2014	(4,324,510)	(54,954)
MSCI AC Asia Index	Short	18	December-2014	(680,017)	13,585
Nikkei 225	Short	6	December-2014	(439,809)	(22,732)
Russell 2000 Index Mini	Short	24	December-2014	(2,810,400)	(54,857)
SPI 200 Index	Short	14	December-2014	(1,699,544)	(3,543)
STOXX Europe 600 Index	Short	176	December-2014	(3,699,653)	38,023
Subtotal — Market Risk					$(174,686)
Total — Futures Contracts					$(145,303)

(g)	Futures contracts collateralized by $1,733,058 cash held with Bank of America Securities LLC, the futures commission merchant.

Open Centrally Cleared Credit Default Swap Agreements(i)
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Implied Credit Spread(h)	Expiration Date	Notional Value		Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00%	1.06%	December-2024	EUR	4,590,000	$(25,289)	$(9,869)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00	1.06	December-2024	EUR	2,985	(48)	28
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00	1.06	December-2024	EUR	761,500	(6,813)	1,495
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00	1.06	December-2024	EUR	930,000	(9,209)	2,616
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00	1.06	December-2024	EUR	5,624,000	(43,953)	(644)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.65	December-2019	EUR	761,500	(15,935)	(913)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.65	December-2019	EUR	2,211,000	(46,352)	(2,920)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.65	December-2019	EUR	779,000	(16,331)	(1,029)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.65	December-2019	EUR	2,634,000	(55,220)	(3,479)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.65	December-2019	EUR	4,590,000	(99,954)	8,394
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.65	December-2019	EUR	297,000	(5,786)	(838)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.65	December-2019	EUR	633,000	(12,332)	(1,786)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.65	December-2019	EUR	2,985	(51)	(16)
Credit Suisse First Boston/CME	Markit iTraxx Europe Index	Buy	(5.00)	3.42	December-2019	USD	2,500,000	(173,175)	(1,450)
Total — Credit Default Swap Agreements — Credit Risk								$(510,448)	$(10,411)

Abbreviations:

CME	– Chicago Mercantile Exchange
EUR	– Euro

ICE	– Intercontinental Exchange
USD	– U.S. Dollar

(h)	Implied credit spreads represent the current level as of October 31, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.
(i)	Centrally cleared swap agreements collateralized by $1,050,078 cash held with Credit Suisse First Boston.

Open Centrally Cleared Interest Rate Swap Agreements(i)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	3.43%	December-2033	EUR	2,726,625	$(312,440)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.58	June-2024	EUR	258,580	(17,724)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.39	July-2024	EUR	445,380	(19,209)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.20	August-2024	EUR	362,000	(6,121)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.15	September-2024	EUR	1,263,000	(13,394)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.13	October-2024	EUR	532,304	(4,119)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	3.10	June-2034	EUR	193,935	(14,517)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.80	July-2034	EUR	334,035	(13,489)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Targeted Returns Fund

Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.40%	August-2034	EUR	271,000	$912
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.55	September-2034	EUR	947,000	(11,933)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.53	October-2034	EUR	362,174	(3,941)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.84	March-2048	EUR	215,040	(51,627)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.68	June-2048	EUR	155,148	(28,374)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.41	July-2048	EUR	267,228	(25,210)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.10	August-2048	EUR	217,000	538
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.31	September-2048	EUR	758,000	(44,204)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.19	October-2048	EUR	289,130	(6,601)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.67	July-2024	JPY	453,969,000	(37,611)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.67	July-2024	JPY	42,588,000	(3,494)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.64	September-2024	JPY	121,952,000	(6,157)
Credit Suisse First Boston/CME	Receive	6 Month JPY LIBOR	0.64	October-2024	JPY	36,551,087	(1,507)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	1.81	March-2024	EUR	358,400	(35,752)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	2.10	December-2023	EUR	3,635,500	(505,307)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	3.26	March-2034	EUR	268,800	(25,204)
Credit Suisse First Boston/CME	Receive	6 Month EUR LIBOR	3.04	December-2047	EUR	2,181,300	(685,121)
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	2.85	March-2028	EUR	537,600	73,013
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	2.63	June-2028	EUR	387,870	39,077
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	2.32	July-2028	EUR	668,070	38,474
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.98	August-2028	EUR	543,000	7,883
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	2.06	September-2028	EUR	1,895,000	42,030
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	1.98	October-2028	EUR	727,391	8,475
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	3.06	April-2021	GBP	400,000	23,909
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.87	July-2021	GBP	450,000	16,976
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.93	August-2021	GBP	2,425,000	101,580
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.67	August-2021	GBP	550,000	11,251
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.65	August-2021	GBP	2,280,000	41,720
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.60	September-2021	GBP	1,445,500	20,827
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.65	September-2021	GBP	1,950,000	35,316
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.44	October-2021	GBP	1,570,000	375
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	2.33	October-2021	GBP	1,060,000	(8,752)
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	2.29	July-2034	JPY	518,822,000	92,025
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	2.30	July-2034	JPY	48,672,000	8,684
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	2.23	September-2034	JPY	139,374,000	14,796
Credit Suisse First Boston/CME	Pay	6 Month JPY LIBOR	2.25	October-2034	JPY	41,773,696	5,023
Credit Suisse First Boston/CME	Pay	3 Month USD LIBOR	4.46	March-2034	USD	375,000	23,150
Credit Suisse First Boston/CME	Pay	3 Month USD LIBOR	4.15	June-2034	USD	262,500	10,510
Credit Suisse First Boston/CME	Pay	3 Month USD LIBOR	3.92	July-2034	USD	450,000	10,747
Credit Suisse First Boston/CME	Pay	3 Month USD LIBOR	3.75	August-2034	USD	360,000	4,483
Credit Suisse First Boston/CME	Pay	3 Month USD LIBOR	3.72	September-2034	USD	1,245,000	13,028
Credit Suisse First Boston/CME	Pay	6 Month GBP LIBOR	3.02	February-2021	GBP	4,000,000	237,110
Credit Suisse First Boston/CME	Pay	6 Month EUR LIBOR	3.20	December-2027	EUR	5,453,250	1,027,765
Credit Suisse First Boston/CME	Pay	3 Month USD LIBOR	4.78	December-2033	USD	3,750,000	315,161
Total — Interest Rate Swap Agreements — Interest Rate Risk							$343,030

Abbreviations:

CME	– Chicago Mercantile Exchange
EUR	– Euro
GBP	– British Pound Sterling

JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
USD	– United States Dollar

(i)	Centrally cleared swap agreements collateralized by $1,050,078 cash held with Credit Suisse First Boston.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Interest Rate Swap Agreements
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Pay	3 Month BBR	3.41%	September-2018	AUD	2,668,000	$11,591
Barclays Bank PLC	Pay	3 Month STIBOR	2.80	December-2023	SEK	32,651,000	546,362
Citigroup Global Markets Inc.	Pay	3 Month STIBOR	1.72	October-2024	SEK	4,394,783	13,312
J.P. Morgan Chase Bank, N.A.	Pay	3 Month STIBOR	2.45	March-2024	SEK	3,173,200	39,824
Morgan Stanley Capital Services LLC	Pay	3 Month STIBOR	1.79	August-2024	SEK	3,312,000	13,495
Morgan Stanley Capital Services LLC	Pay	3 Month BBR	3.53	September-2018	AUD	11,053,260	66,619
Morgan Stanley Capital Services LLC	Pay	3 Month BBR	3.34	October-2018	AUD	984,261	2,653
Morgan Stanley Capital Services LLC	Pay	3 Month STIBOR	2.16	June-2024	SEK	2,337,930	20,727
Royal Bank of Scotland Securities Inc.	Pay	3 Month STIBOR	1.69	September-2024	SEK	11,616,000	31,187
Royal Bank of Scotland Securities Inc.	Pay	3 Month STIBOR	1.88	July-2024	SEK	4,099,680	21,527
Total — Interest Rate Swap Agreements — Interest Rate Risk							$767,297

Abbreviations:

AUD	– Australian Dollar
BBR	– Bank Base Rate
SEK	– Swedish Krona
STIBOR	– Stockholm Interbank Offered Rate

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Deutsche Bank Securities Inc.	S&P 500 Index	Pay	18.10%	December-2014	USD	(1,800)	$9,471
Deutsche Bank Securities Inc.	S&P 500 Index	Pay	18.70	December-2014	USD	(17,500)	97,943
Goldman Sachs International	S&P 500 Index	Pay	15.00	December-2014	USD	(14,700)	32,233
Goldman Sachs International	S&P 500 Index	Pay	17.00	December-2014	USD	(1,750)	7,491
Goldman Sachs International	S&P 500 Index	Pay	18.85	December-2014	USD	(3,500)	19,944
Goldman Sachs International	S&P 500 Index	Pay	19.40	December-2015	USD	(4,686)	(723)
HSBC New York	S&P 500 Index	Pay	17.90	December-2015	USD	(6,000)	(2,909)
HSBC New York	S&P 500 Index	Pay	18.00	December-2014	USD	(3,500)	17,451
HSBC New York	S&P 500 Index	Pay	18.10	December-2015	USD	(2,500)	(56)
HSBC New York	S&P 500 Index	Pay	18.30	December-2015	USD	(4,200)	(948)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	18.90	December-2014	USD	(17,500)	100,387
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.00	December-2014	USD	(2,500)	13,147
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.30	December-2015	USD	(6,720)	(3,985)
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.35	December-2015	USD	(11,620)	(9,247)
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.40	December-2014	USD	(1,600)	8,757
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	18.40	December-2015	USD	(5,790)	(3,816)
UBS	S&P 500 Index	Pay	17.15	December-2014	USD	(1,750)	7,687
UBS	S&P 500 Index	Pay	18.10	December-2015	USD	(2,500)	(56)
Deutsche Bank Securities Inc.	Hang Seng China Enterprise Index	Receive	28.20	December-2014	HKD	13,900	(16,368)
Deutsche Bank Securities Inc.	Hang Seng China Enterprise Index	Receive	30.90	December-2015	HKD	158,920	(81,894)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	22.10	December-2014	HKD	56,976	(31,278)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.65	December-2015	HKD	14,873	(498)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	26.10	December-2014	HKD	13,589	(13,694)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	27.20	December-2015	HKD	15,252	(1,189)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	28.00	December-2015	HKD	33,372	(5,907)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	28.60	December-2014	HKD	13,589	(16,430)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.35	December-2015	HKD	15,918	(8,998)
HSBC New York	Hang Seng China Enterprise Index	Receive	25.50	December-2015	HKD	15,500	(2,472)
HSBC New York	Hang Seng China Enterprise Index	Receive	25.60	December-2015	HKD	38,759	(8,173)
HSBC New York	Hang Seng China Enterprise Index	Receive	26.05	December-2015	HKD	16,276	(3,487)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Targeted Returns Fund

Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
HSBC New York	Hang Seng China Enterprise Index	Receive	27.00%	December-2015	HKD	52,749	$(2,785)
HSBC New York	Hang Seng China Enterprise Index	Receive	27.50	December-2014	HKD	13,566	(14,599)
HSBC New York	Hang Seng China Enterprise Index	Receive	27.75	December-2015	HKD	19,066	(2,791)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	28.00	December-2014	HKD	135,664	(152,053)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	22.40	December-2015	HKD	26,040	8,578
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	25.25	December-2015	HKD	20,569	(494)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	25.70	December-2015	HKD	45,029	(3,871)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	27.40	December-2014	HKD	9,700	(10,798)
Societe Generale	Hang Seng China Enterprise Index	Receive	26.45	December-2015	HKD	680	12
Deutsche Bank Securities Inc.	Hang Seng Index	Receive	21.90	December-2014	HKD	135,664	(109,605)
Goldman Sachs International	Hang Seng Index	Receive	17.70	December-2014	HKD	56,976	(23,382)
Goldman Sachs International	Hang Seng Index	Receive	21.80	December-2015	HKD	14,873	(497)
Goldman Sachs International	Hang Seng Index	Receive	22.80	December-2014	HKD	13,589	(12,567)
HSBC New York	Hang Seng Index	Receive	21.05	December-2015	HKD	15,500	(1,289)
HSBC New York	Hang Seng Index	Receive	21.40	December-2015	HKD	16,276	(1,747)
HSBC New York	Hang Seng Index	Receive	22.00	December-2014	HKD	13,566	(10,993)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	21.35	December-2015	HKD	20,569	(331)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	21.40	December-2014	HKD	9,700	(7,694)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	21.60	December-2015	HKD	45,029	(2,140)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	21.80	December-2014	HKD	16,000	(13,268)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	25.80	December-2015	HKD	26,040	(14,500)
UBS	Hang Seng Index	Receive	21.00	December-2014	HKD	13,589	(10,428)
UBS	Hang Seng Index	Receive	21.00	December-2015	HKD	31,007	(3,303)
Total — Variance Swap Agreements — Market Risk							$(288,162)

Currency Abbreviations:

HKD	– Hong Kong Dollar
USD	– United States Dollar

Open Over-The-Counter Volatility Swap Agreements
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	USD/JPY	Pay	9.60%	October-2016	USD	(6,457)	$(2,430)
Deutsche Bank Securities Inc.	USD/JPY	Pay	8.75	July-2016	USD	(4,500)	(3,944)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.00	June-2016	USD	(1,578)	(625)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.05	June-2016	USD	(2,625)	(718)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.45	September-2016	USD	(12,450)	(5,494)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.60	August-2016	USD	(3,600)	(780)
Goldman Sachs International	USD/JPY	Pay	9.05	June-2016	USD	(36,000)	(12,469)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	8.90	June-2016	USD	(4,000)	(1,947)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.20	September-2016	USD	(2,585)	(1,733)
Citigroup Global Markets Inc.	AUD/JPY	Receive	10.675	October-2016	AUD	2,984	436
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.25	July-2016	AUD	4,763	587
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	June-2016	AUD	4,000	(1,836)
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	June-2016	AUD	4,107	(1,885)
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	September-2016	AUD	13,339	(2)
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.90	June-2016	AUD	2,794	(1,946)
Goldman Sachs International	AUD/JPY	Receive	11.00	June-2016	AUD	36,000	(25,581)
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.80	September-2016	AUD	2,767	(257)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Global Targeted Returns Fund

Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.90%	August-2016	AUD	3,881	$(941)
Total — Volatility Swap Agreements — Currency Risk							$(61,565)

Currency Abbreviations:

AUD	– Australian Dollar
JPY	– Japanese Yen
USD	– United States Dollar

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
			Deliver		Receive
11/21/2014	State Street Bank & Trust Co.	AUD	713,646	USD	625,517	$627,122	$(1,605)
11/21/2014	State Street Bank & Trust Co.	CHF	1,416,453	USD	1,504,225	1,472,374	31,851
11/21/2014	State Street Bank & Trust Co.	EUR	2,570,069	USD	3,295,633	3,221,077	74,556
11/21/2014	State Street Bank & Trust Co.	GBP	230,000	USD	369,172	367,898	1,274
11/21/2014	State Street Bank & Trust Co.	HKD	4,813,000	USD	620,471	620,636	(165)
11/21/2014	State Street Bank & Trust Co.	JPY	22,589,000	USD	211,816	201,157	10,659
11/21/2014	State Street Bank & Trust Co.	SEK	6,883,000	USD	960,290	932,110	28,180
11/21/2014	State Street Bank & Trust Co.	USD	139,421	AUD	159,000	139,722	301
11/21/2014	State Street Bank & Trust Co.	USD	186,847	CHF	177,000	183,988	(2,859)
11/21/2014	State Street Bank & Trust Co.	USD	249,270	EUR	197,000	246,901	(2,369)
11/21/2014	State Street Bank & Trust Co.	USD	367,009	GBP	227,741	364,285	(2,724)
11/21/2014	State Street Bank & Trust Co.	USD	235,539	HKD	1,827,000	235,592	53
11/21/2014	State Street Bank & Trust Co.	USD	49,556	JPY	5,357,000	47,704	(1,852)
11/21/2014	State Street Bank & Trust Co.	USD	138,612	SEK	996,000	134,881	(3,731)
11/25/2014	Deutsche Bank Securities Inc.	AUD	55,490	USD	51,599	48,749	2,850
11/25/2014	Deutsche Bank Securities Inc.	CAD	959,146	USD	880,191	850,584	29,607
11/25/2014	Deutsche Bank Securities Inc.	CHF	165,086	USD	177,282	171,609	5,673
11/25/2014	Deutsche Bank Securities Inc.	CLP	979,921,300	USD	1,640,585	1,691,143	(50,558)
11/25/2014	Deutsche Bank Securities Inc.	CNY	13,102,000	USD	2,116,982	2,130,378	(13,396)
11/25/2014	Deutsche Bank Securities Inc.	EUR	391,611	USD	507,314	490,823	16,491
11/25/2014	Deutsche Bank Securities Inc.	GBP	209,792	USD	342,619	335,565	7,054
11/25/2014	Deutsche Bank Securities Inc.	THB	7,702,200	USD	240,168	235,867	4,301
11/25/2014	Deutsche Bank Securities Inc.	USD	1,753,535	BRL	4,026,116	1,612,245	(141,290)
11/25/2014	Deutsche Bank Securities Inc.	USD	2,105,648	INR	129,550,000	2,103,084	(2,564)
11/25/2014	Goldman Sachs International	AUD	32,946	USD	28,953	28,944	9
11/25/2014	Goldman Sachs International	BRL	4,768,767	USD	1,964,396	1,909,637	54,759
11/25/2014	Goldman Sachs International	CAD	171,048	USD	153,028	151,688	1,340
11/25/2014	Goldman Sachs International	CHF	70,959	USD	74,240	73,763	477
11/25/2014	Goldman Sachs International	CNY	1,360,148	USD	220,474	221,159	(685)
11/25/2014	Goldman Sachs International	EUR	165,692	USD	210,129	207,669	2,460
11/25/2014	Goldman Sachs International	GBP	88,073	USD	141,777	140,874	903
11/25/2014	Goldman Sachs International	IDR	1,081,226,556	USD	89,172	89,115	57
11/25/2014	Goldman Sachs International	KRW	62,670,278	USD	59,948	58,348	1,600
11/25/2014	Goldman Sachs International	PHP	3,994,280	USD	90,468	88,897	1,571
11/25/2014	Goldman Sachs International	SGD	63,523	USD	50,242	49,435	807
11/25/2014	Goldman Sachs International	THB	1,948,990	USD	60,129	59,685	444
11/25/2014	Goldman Sachs International	USD	325,054	BRL	742,651	297,392	(27,662)
11/25/2014	Goldman Sachs International	USD	2,070,331	CLP	1,248,617,200	2,154,856	84,525
11/25/2014	Royal Bank of Scotland Securities Inc.	CLP	268,695,900	USD	453,878	463,714	(9,836)
11/25/2014	State Street Bank & Trust Co.	AUD	373,121	USD	346,850	327,795	19,055
11/25/2014	State Street Bank & Trust Co.	CAD	3,988,359	USD	3,663,886	3,536,932	126,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Global Targeted Returns Fund

Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
			Deliver		Receive
11/25/2014	State Street Bank & Trust Co.	CHF	673,063	USD	736,272	$699,660	$36,612
11/25/2014	State Street Bank & Trust Co.	CNY	5,361,889	USD	867,664	871,840	(4,176)
11/25/2014	State Street Bank & Trust Co.	EUR	4,282,614	USD	5,628,702	5,367,582	261,120
11/25/2014	State Street Bank & Trust Co.	GBP	2,882,737	USD	4,766,691	4,610,973	155,718
11/25/2014	State Street Bank & Trust Co.	IDR	4,133,955,960	USD	347,376	340,722	6,654
11/25/2014	State Street Bank & Trust Co.	KRW	240,255,540	USD	235,577	223,685	11,892
11/25/2014	State Street Bank & Trust Co.	PHP	15,837,206	USD	361,497	352,473	9,024
11/25/2014	State Street Bank & Trust Co.	SGD	249,721	USD	199,836	194,340	5,496
11/25/2014	State Street Bank & Trust Co.	USD	49,778	INR	3,080,500	50,008	230
11/25/2014	State Street Bank & Trust Co.	USD	3,347,641	NOK	20,864,224	3,090,325	(257,316)
Total Forward Foreign Currency Contracts — Currency Risk							$471,769

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CLP	– Chilean Peso
CNY	– Chinese Yuan
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
PHP	– Philippine Peso
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Baht
USD	– United States Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Global Targeted Returns Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $5,328,106)	$5,083,464
Investments in affiliated underlying funds, at value (Cost $29,388,266)	30,009,972
Total investments, at value (Cost $34,716,372)	35,093,436
Foreign currencies, at value (Cost $2,206,715)	2,106,898
Receivable for:
Deposits with brokers	6,719,305
Fund shares sold	195,513
Dividends and interest	127,140
Fund expenses absorbed	22,201
Forward foreign currency contracts outstanding	471,769
Swaps receivables	116,145
Unrealized appreciation on swap agreements — OTC	1,091,421
Investment for trustee deferred compensation and retirement plans	1,903
Other assets	22,762
Total assets	45,968,493

Liabilities:
Payable for:
Investments purchased	25,631
Fund shares reacquired	9,219
Options written, at value (premiums received $2,345,011)	2,543,320
Variation margin — futures	200,530
Variation margin — centrally cleared swap agreements	87,666
Accrued fees to affiliates	5,497
Accrued trustees’ and officers’ fees and benefits	1,919
Accrued other operating expenses	86,173
Unrealized depreciation on swap agreements — OTC	673,851
Trustee deferred compensation and retirement plans	1,903
Total liabilities	3,635,709
Net assets applicable to shares outstanding	$42,332,784

Net assets consist of:
Shares of beneficial interest	$41,060,842
Undistributed net investment income (loss)	(1,560)
Undistributed net realized gain	131,431
Net unrealized appreciation	1,142,071
$42,332,784

Net Assets:
Class A	$13,504,185
Class C	$444,388
Class R	$10,427
Class Y	$16,351,926
Class R5	$2,724,127
Class R6	$9,297,731

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,293,659
Class C	42,851
Class R	1,001
Class Y	1,563,033
Class R5	260,386
Class R6	889,089
Class A:
Net asset value per share	$10.44
Maximum offering price per share
(Net asset value of $10.44 ÷ 94.50%)	$11.05
Class C:
Net asset value and offering price per share	$10.37
Class R:
Net asset value and offering price per share	$10.42
Class Y:
Net asset value and offering price per share	$10.46
Class R5
Net asset value and offering price per share	$10.46
Class R6:
Net asset value and offering price per share	$10.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Global Targeted Returns Fund

Statement of Operations

For the period December 19, 2013 (commencement date) through October 31, 2014

Investment income:
Dividends from affiliated underlying funds	$262,193
Other Income	37,750
Total investment income	299,943

Expenses:
Advisory fees	403,622
Administrative services fees	43,425
Custodian fees	17,179
Distribution fees:
Class A	27,146
Class C	1,098
Class R	45
Transfer agent fees — A, C, R and Y	8,285
Transfer agent fees — R5	35
Transfer agent fees — R6	28
Trustees’ and officers’ fees and benefits	18,534
Registration and filing fees	87,548
Professional services fees	138,322
Other	64,291
Total expenses	809,558
Less: Fees waived and expenses reimbursed	(500,339)
Net expenses	309,219
Net investment income (loss)	(9,276)

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	(978,297)
Foreign currencies	(263,289)
Forward foreign currency contracts	968,404
Futures contracts	(538,110)
Option contracts written	206,026
Swap agreements	655,429
50,163
Change in net unrealized appreciation (depreciation) of:
Investment securities	377,064
Foreign currencies	(113,339)
Forward foreign currency contracts	471,769
Futures contracts	(145,303)
Option contracts written	(198,309)
Swap agreements	750,189
1,142,071
Net realized and unrealized gain	1,192,234
Net increase in net assets resulting from operations	$1,182,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Global Targeted Returns Fund

Statement of Changes in Net Assets

For the period December 19, 2013 (commencement date) through October 31, 2014

December 19, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income (loss)	$(9,276)
Net realized gain	50,163
Change in net unrealized appreciation	1,142,071
Net increase in net assets resulting from operations	1,182,958

Share transactions–net:
Class A	13,012,317
Class C	443,040
Class R	10,014
Class Y	15,803,099
Class R5	2,627,776
Class R6	9,253,580
Net increase in net assets resulting from share transactions	41,149,826
Net increase in net assets	42,332,784

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income (loss) of $(1,560))	$42,332,784

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

22                         Invesco Global Targeted Returns Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

23                         Invesco Global Targeted Returns Fund

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts

24                         Invesco Global Targeted Returns Fund

have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (‘uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a

25                         Invesco Global Targeted Returns Fund

swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

A short position in a security possesses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Call Options Written and Purchased — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. As uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.	Other Risks — The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
P.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.50%
Over $10 billion	1.25%

For the period December 19, 2013 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 1.50%.

26                         Invesco Global Targeted Returns Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.71%, 2.46%, 1.96%, 1.46%, 1.46% and 1.46%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period December 19, 2013 (commencement date) through October 31, 2014, the Adviser waived advisory fees and reimbursed expenses of $491,991 and reimbursed class level expenses of $4,002, $40, $3, $4,240, $35 and $28 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period December 19, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period December 19, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period December 19, 2013 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period December 19, 2013 (commencement date) through October 31, 2014, IDI advised the Fund that IDI retained $246 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

27                         Invesco Global Targeted Returns Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$30,009,972	$—	$—	$30,009,972
Foreign Sovereign Debt Securities	—	2,049,651	—	2,049,651
Options Purchased	1,410,981	1,622,832	—	3,033,813
	31,420,953	3,672,483	—	35,093,436
Forward Foreign Currency Contracts*	—	471,769	—	471,769
Futures Contracts*	(145,303)	—	—	(145,303)
Options Written*	(1,113,458)	(1,429,862)	—	(2,543,320)
Swap Agreements*	—	750,189	—	750,189
Total Investments	$30,162,192	$3,464,579	$—	$33,626,771

*	Forward Foreign Currency Contracts, Futures Contracts and Swap Agreements are valued at unrealized appreciation (depreciation). Options Written are shown at value.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$12,533	$(22,944)
Currency risk:
Forward foreign currency contracts(b)	994,557	(522,788)
Swap agreements(c)	1,023	(62,588)
Interest rate risk:
Futures contracts(d)	59,082	(29,699)
Options purchased(e)	1,118,282	—
Options written(f)	—	(1,418,745)
Swap agreements(a)(c)	2,992,135	(1,881,808)
Market risk:
Futures contracts(d)	101,866	(276,552)
Options purchased(e)	1,915,531	—
Options written(f)	—	(1,124,575)
Swap agreements(c)	323,101	(611,263)
Total	$7,518,110	$(5,950,962)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements – OTC.
(d)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(e)	Options purchased at value as reported in the Schedule of Investments.
(f)	Values are disclosed on the Statement of Assets and Liabilities under the caption Options written, at value.

28                         Invesco Global Targeted Returns Fund

Effect of Derivative Investments for the period December 19, 2013 (commencement date) through October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Options Written(a)
Realized Gain (Loss):
Credit risk	$—	$—	$47,784	$—
Currency risk	—	968,404	—	124,650
Interest rate risk	(77,065)	—	607,645	—
Market risk	(461,045)	—	—	81,376
Change in Unrealized Appreciation (Depreciation):
Credit risk	—	—	(10,411)	—
Currency risk	—	471,769	(61,565)	—
Interest rate risk	29,383	—	1,110,327	(455,281)
Market risk	(174,686)	—	(288,162)	256,972
Total	$(683,413)	$1,440,173	$1,405,618	$7,717

(a)	Options purchased are included in the net realized gain (loss) from investment securities and net change in unrealized appreciation of investment securities.

The table below summarizes the average notional value of futures contracts, forward foreign currency contracts, swap agreements, index options written, index options purchased, foreign currency options and swaptions outstanding during the period.

	Futures	Forward Foreign Currency Contracts	Swap Agreements	Index Options Written	Index Options Purchased	Foreign Currency Options	Swaptions
Average notional value	$19,652,307	$43,834,722	$87,103,655	$62,230,625	$25,443,620	$18,445,920	$23,794,329
Average contracts	—	—	—	466	788	—	—

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Barclays Bank PLC(a)	$648,450	$—	$648,450	$—	$—	$648,450
Citigroup Global Markets Inc.(a)	14,184	(2,430)	11,754	—	—	11,754
Credit Suisse First Boston(b)	2,237,380	(1,904,697)	332,683	—	—	332,683
Deutsche Bank Securities Inc.(a)	108,001	(108,001)	—	—	—	—
Deutsche Bank Securities Inc.(c)	65,976	(65,976)	—	—	—	—
Goldman Sachs International(a)	59,668	(59,668)	—	—	—	—
Goldman Sachs International(c)	148,952	(28,347)	120,605	—	—	120,605
HSBC New York(a)	17,451	(17,451)	—	—	—	—
J.P. Morgan Chase Bank, N.A. (a)	145,720	(145,720)	—	—	—	—
Morgan Stanley Capital Services LLC(a)	137,079	(70,144)	66,935	—	—	66,935
Royal Bank of Scotland Securities Inc.(a)	56,514	(4,878)	51,636	—	—	51,636
Societe Generale(a)	12	—	12	—	—	12
State Street Bank & Trust Co.(c)	779,629	(276,797)	502,832	—	—	502,832
UBS(a)	7,687	(7,687)	—	—	—	—
Total	$4,426,703	$(2,691,796)	$1,734,907	$—	$—	$1,734,907

29                         Invesco Global Targeted Returns Fund

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.(a)	$2,430	$(2,430)	$—	$—	$—	$—
Credit Suisse First Boston(b)	1,904,697	(1,904,697)	—	—	—	—
Deutsche Bank Securities Inc.(a)	225,097	(108,001)	117,096	—	—	117,096
Deutsche Bank Securities Inc.(c)	207,808	(65,976)	141,832	—	—	141,832
Goldman Sachs International(a)	153,213	(59,668)	93,545	—	—	93,545
Goldman Sachs International (c)	28,347	(28,347)	—	—	—	—
HSBC New York(a)	52,249	(17,451)	34,798	—	—	34,798
J.P. Morgan Chase Bank, N.A.(a)	152,053	(145,720)	6,333	—	—	6,333
Morgan Stanley Capital Services LLC(a)	70,144	(70,144)	—	—	—	—
Royal Bank of Scotland Securities Inc.(a)	4,878	(4,878)	—	—	—	—
Royal Bank of Scotland Securities Inc.(c)	9,836	—	9,836	—	—	9,836
State Street Bank & Trust Co.(c)	276,797	(276,797)	—	—	—	—
UBS(a)	13,787	(7,687)	6,100	—	—	6,100
Total	$3,101,336	$(2,691,796)	$409,540	$—	$—	$409,540

(a)	Swap agreements — OTC Counterparty.
(b)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation).
(c)	Forward foreign currency contracts Counterparty.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period December 19, 2013 (commencement date) through October 31, 2014:

There were no ordinary income or capital gains distributions during the period December 19, 2013 (commencement date) through October 31, 2014.

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$134,040
Undistributed long-term gain	136,138
Net unrealized appreciation — investments	371,044
Net unrealized appreciation — other investments	632,280
Temporary book/tax differences	(1,560)
Shares of beneficial interest	41,060,842
Total net assets	$42,332,784

30                         Invesco Global Targeted Returns Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during December 19, 2013 (commencement date) through October 31, 2014 was $32,794,061 and $3,926,867, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,062,875
Aggregate unrealized (depreciation) of investment securities	(691,831)
Net unrealized appreciation of investment securities	$371,044

Cost of investments for tax purposes is $34,722,392.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of stock issuance costs, organizational expenses, income from derivative investments and net operating losses, on October 31, 2014, undistributed net investment income (loss) was increased by $7,716, undistributed net realized gain was increased by $81,268 and shares of beneficial interest was decreased by $88,984. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	December 19, 2013 (commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	1,491,403	$15,070,925
Class C	42,851	443,040
Class R	1,001	10,014
Class Y	1,586,102	16,042,737
Class R5	261,687	2,641,159
Class R6	889,089	9,253,580

Reacquired:
Class A	(197,744)	(2,058,608)
Class Y	(23,069)	(239,638)
Class R5	(1,301)	(13,383)
Net increase in share activity	4,050,019	$41,149,826

(a)	There is an entity that is record owner of more than 5% of the outstanding shares of the Fund and in the aggregate owns 19% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially. Also, 65% of the outstanding shares of the Fund are owned by the Adviser.

31                         Invesco Global Targeted Returns Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/14(e)	$10.00	$(0.02)	$0.46	$0.44	$10.44	4.40%	$13,504	1.29	%(f)	3.16	%(f)	(0.18	)%(f)	20%
Class C
Year ended 10/31/14(e)	10.00	(0.08)	0.45	0.37	10.37	3.70	444	2.04	(f)	3.91	(f)	(0.93	)(f)	20
Class R
Year ended 10/31/14(e)	10.00	(0.04)	0.46	0.42	10.42	4.20	10	1.54	(f)	3.41	(f)	(0.43	)(f)	20
Class Y
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	10.46	4.60	16,352	1.04	(f)	2.91	(f)	0.07	(f)	20
Class R5
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	10.46	4.60	2,724	1.04	(f)	2.87	(f)	0.07	(f)	20
Class R6
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	10.46	4.60	9,298	1.04	(f)	2.87	(f)	0.07	(f)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.50% for the period ended October 31, 2014.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of December 19, 2013.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $12,502, $126, $10, $13,246, $2,329 and $2,769 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

NOTE 12—Subsequent Event

Effective December 10, 2014, the Fund invested in commodity-linked derivatives through the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

32                         Invesco Global Targeted Returns Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Targeted Returns Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Targeted Returns Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 19, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 29, 2014

Houston, Texas

33                         Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,011.60	$6.59	$1,018.65	$6.61	1.30%
C	1,000.00	1,007.80	10.37	1,014.87	10.41	2.05
R	1,000.00	1,010.70	7.86	1,017.39	7.88	1.55
Y	1,000.00	1,012.60	5.33	1,019.91	5.35	1.05
R5	1,000.00	1,012.60	5.33	1,019.91	5.35	1.05
R6	1,000.00	1,012.60	5.33	1,019.93	5.35	1.05

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

34                         Invesco Global Targeted Returns Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Targeted Returns Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2105 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee

35                         Invesco Global Targeted Returns Fund

rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was above the rates of two off-shore funds that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Asset Management Limited manages assets of the Fund, although Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

36                         Invesco Global Targeted Returns Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Targeted Returns Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         GTR-AR-1                                         Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco International Total Return Fund

Nasdaq:
A: AUBAX ■ B: AUBBX ■ C: AUBCX ■ Y: AUBYX ■ R5: AUBIX ■ R6: AUBFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
25	Financial Highlights
26	Auditor's Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Contracts
30	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco International Total Return Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco International Total Return Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco International Total Return Fund, at net asset value (NAV), produced negative absolute returns but outperformed the Barclays Global Aggregate ex-U.S. Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.97%
Class B Shares	-1.63
Class C Shares	-1.63
Class Y Shares	-0.63
Class R5 Shares	-0.63
Class R6 Shares	-0.72
Barclays Global Aggregate ex-U.S. Index‚ (Broad Market/Style-Specific Index)	-2.53
Lipper International Income Funds Index¢ (Peer Group Index)	1.58

Source(s): ‚FactSet Research Systems Inc.; ¢Lipper Inc.

Market conditions and your Fund

The fiscal year began with uncertainty over future policies of the US Federal Reserve (the Fed), especially its quantitative easing program, which was the primary driver of bond market volatility in the fourth quarter of 2013. In December 2013, the yield on the 10-year US Treasury note crossed the 3% threshold for the first time in more than two years.1

    During the first half of 2014, global bond market returns were generally positive, strengthened by a decline in yields due to renewed concerns over US economic growth following unexpectedly disruptive winter weather in the first quarter of 2014. Yields also were pushed lower due to demand driven by rising tensions in Eastern Europe and the Middle East, which prompted investors to seek safety. The yield on the 10-year US Treasury note fell to 2.5% by the end of June.2 This happened despite the Fed’s tapering of its quantitative easing via bond purchases from $85 billion per month in January to $35 billion a month by the end of June.2

    Meanwhile, improved economic data, global central bank stimulus and investors’ demand for yield drove rallies in credit-related markets, such as emerging market debt and high yield corporate bonds. While a favorable supply/demand dynamic and solid credit fundamentals throughout most of the year created an environment in which investors were willing to assume somewhat greater risk, credit markets experienced notable volatility near the end of the reporting period. As the reporting period drew to a close, investors once again favored credit risk assets despite slower economic activity and escalating geopolitical concerns.

    In this environment, the Fund’s total return was negative, but it outperformed its broad market/style-specific benchmark, the Barclays Global Aggregate ex-U.S. Index. The Fund’s return versus the benchmark benefited from a variety of active top-down and bottom-up investment decisions. Our yield curve and duration positioning, currency pairings, country allocations, sector rotation and security selection decisions contributed to the Fund’s relative performance over the reporting period.

    Country allocations proved broadly favorable for relative performance, driven mostly by our underweight exposure to Japan and the UK, but returns were tempered by overweight exposure to Germany and Poland, both of which underperformed, and underweight exposure to Italy and France, which performed better than the benchmark. A sustained overweight position in corporate bonds versus government bonds was helpful for relative returns during the reporting period. We maintained tactical allocations to off-benchmark high yield corporate bonds and emerging market debt during the reporting period, and these were advantageous as they outperformed our global investment-grade bond benchmark for the year – although volatility late in the reporting period dampened their overall beneficial effect.

    Among corporate bonds, our overweight risk positions in the financials, utilities and basic industry subsectors were some of the most beneficial subsector allocations, but gains were mitigated by less favorable returns from US residential and commercial mortgage-backed securities, as well as a drag on relative return created by a slight overweight exposure to cash versus our broad

Portfolio Composition
By sector

Sovereign Debt	58.8%
Financials	19.1
Collateralized Mortgage Obligations	4.0
Utilities	3.2
Consumer Staples	2.2
Materials	2.2
Telecommunication Services	1.7
Other Sectors, Each Less than 2%	3.4
Money Market Funds Plus Other Assets Less Liabilities	5.4

Top Five Fixed Income Issuers*

1.	Bundesrepublik Deutschland	14.1%
2.	Poland Government International Bond	6.2
3.	Netherlands Government Bond	4.8
4.	New Zealand Government Bond	4.8
5.	Italy Buoni Poliennali Del Tesoro	4.7

Total Net Assets	$58.7 million

Total Number of Holdings*	75

The Fund ’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4 Invesco International Total Return Fund

market/style-specific benchmark. Our security selection versus the benchmark was a contributor to our relative outperformance. Favorable security selection decisions were an important driver of overall outperformance against our benchmark, and prevalent across the portfolio, especially among the sterling, euro and US dollar spread asset classes.

    Our currency positioning within the Fund was broadly favorable and contributed meaningfully to relative performance as we took advantage of changing foreign exchange relationships during the reporting period. Our US dollar exposure and underweight holdings in currencies such as the euro, Canadian dollar, Japanese yen, Swiss franc, Singapore dollar and UK pound were especially helpful. Underweight exposure to the Swedish krona, New Zealand dollar and South Korean won, and overweight exposure to the Mexican peso and Norwegian krona offset some of those gains, but not in a material way. Part of our strategy to manage currency risk resulting from the purchase of cash bonds in foreign currencies entailed hedging that risk via currency forwards. The currency hedging activity was carried out on an as-needed basis and was effective in managing unwanted currency risk.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus our broad market/style-specific index. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/return expectations. The contribution to Fund performance from duration and yield curve positioning across the various global yield curves was an important contributor to relative returns over the reporting period. Strong relative performance from tactical positioning in intermediate and longer term European, Australian and Mexican interest rates overcame the relative performance deficit from overweight exposure to rising intermediate interest rates in the US and underweight exposure to falling long-term rates in Japan. Duration was managed with cash bonds and futures positions. Buying and selling interest rate futures contracts across multiple global yield curves was an important tool we used to manage interest rate risk and maintain our targeted portfolio duration.

    Please note that our strategy is implemented using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your commitment to Invesco International Total Return Fund.

1	Source: Marketwatch.com
2	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Avi Hooper Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco International Total
Return Fund. He joined Invesco in 2010. Mr. Hooper earned a BAS with a focus in accounting and finance from York University.

Mark Nash Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Total
Return Fund. He joined Invesco in 2001. Mr. Nash earned a BS in chemistry and an MPhi in materials engineering from The University of Nottingham.

Raymond Uy Chartered Financial Analyst, Portfolio Manager and Head of Currencies for Invesco Fixed Income, is
manager of Invesco International Total Return Fund. He joined Invesco in 2012. Mr. Uy earned a BBA from Hofstra University.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Total
Return Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5 Invesco International Total Return Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Sovereign debt risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

continued on page 7

6 Invesco International Total Return Fund

Average Annual Total Returns As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.71%
5 Years	1.12
1 Year	-5.17

Class B Shares
Inception (3/31/06)	3.50%
5 Years	0.92
1 Year	-6.44

Class C Shares
Inception (3/31/06)	3.44%
5 Years	1.24
1 Year	-2.60

Class Y Shares
Inception	4.42%
5 Years	2.27
1 Year	-0.63

Class R5 Shares
Inception (3/31/06)	4.50%
5 Years	2.29
1 Year	-0.63

Class R6 Shares
Inception	4.29%
5 Years	2.11
1 Year	-0.72

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.83%
5 Years	1.36
1 Year	-2.95

Class B Shares
Inception (3/31/06)	3.62%
5 Years	1.16
1 Year	-4.26

Class C Shares
Inception (3/31/06)	3.57%
5 Years	1.48
1 Year	-0.33

Class Y Shares
Inception	4.54%
5 Years	2.51
1 Year	1.68

Class R5 Shares
Inception (3/31/06)	4.63%
5 Years	2.53
1 Year	1.68

Class R6 Shares
Inception	4.42%
5 Years	2.35
1 Year	1.58

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating

expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.10%, 1.85%, 1.85%, 0.85%, 0.85% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.68%, 2.43%, 2.43%, 1.43%, 1.16% and 1.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

continued from page 6

About indexes used in this report

■	The Barclays Global Aggregate ex-U.S. Index is an unmanaged index considered representative of bonds of foreign countries.
■	The Lipper International Income Funds Index is an unmanaged index considered representative of international income funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco International Total Return Fund

Invesco International Total Return Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco International Total Return Fund

Schedule of Investments

October 31, 2014

	Principal Amount		Value
Non U.S. Dollar Denominated Bonds & Notes–83.63%(a)
Australia–1.98%
Australia Government Bond, Series 140, Sr. Unsec. Bonds, 4.50%, 04/21/33	AUD	1,200,000	$1,163,626

Austria–0.96%
OMV AG, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.75%(b)	EUR	400,000	563,489

Belgium–0.57%
Anheuser-Busch InBev N.V., Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.00%, 09/24/25	GBP	200,000	333,030

Brazil–1.09%
Votorantim Cimentos S.A., Sr. Unsec. Bonds, 3.25%,04/25/21(c)	EUR	500,000	641,976

Canada–4.00%
Province of Ontario Canada, Unsec. Bonds, 3.45%, 06/02/45	CAD	2,700,000	2,350,107

Czech Republic–0.28%
CET 21 spol sro, REGS, Sr. Sec. Gtd. Euro Notes, 9.00%, 11/01/17(c)	EUR	125,000	163,295

Denmark–1.09%
Danske Bank AS, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.68%(b)	GBP	170,000	280,261
TDC AS, Sr. Unsec. Medium-Term Euro Notes, 3.75%, 03/02/22	EUR	250,000	360,008
			640,269

France–2.99%
Banque Federative du Credit Mutuel S.A., Sr. Unsec. Medium-Term Euro Notes, 2.63%, 02/24/21	EUR	200,000	275,262
Caisse Francaise de Financement Local, Sr. Sec. Medium-Term Euro Notes, 1.80%, 05/09/17	JPY	130,000,000	1,209,384
Electricite de France S.A., Jr. Unsec. Sub. Medium-Term Euro Notes, 4.13%(b)	EUR	200,000	268,320
			1,752,966

Germany–17.88%
Bundesrepublik Deutschland, Unsec. Euro Bonds,
1.00%, 08/15/24	EUR	5,000,000	6,356,795
2.50%, 08/15/46	EUR	1,300,000	1,922,223
EnBW Energie Baden-Wuerttemberg AG, Jr. Unsec. Sub. Medium-Term Euro Notes, 7.38%, 04/02/72	EUR	120,000	168,417

	Principal Amount		Value
Germany–(continued)
HeidelbergCement Finance Luxembourg S.A., Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.25%, 10/21/21	EUR	100,000	$132,202
Kreditanstalt fur Wiederaufbau, Sr. Unsec. Gtd. Global Notes, 2.05%, 02/16/26	JPY	150,000,000	1,571,533
RWE AG, Jr. Unsec. Sub. Euro Notes, 7.00%(b)	GBP	200,000	345,742
			10,496,912

Italy–4.91%
Italy Buoni Poliennali Del Tesoro, Sr. Unsec. Euro Bonds, 5.00%, 03/01/25(c)	EUR	1,800,000	2,772,324
Manutencoop Facility Management SpA, REGS, Sr. Sec. Gtd. Euro Notes, 8.50%, 08/01/20(c)	EUR	100,000	110,273
			2,882,597

Japan–3.49%
Japan Government Twenty Year Bond, Series 122, Sr. Unsec. Bonds, 1.80%, 09/20/30	JPY	205,000,000	2,048,783

Luxembourg–0.21%
Magnolia BC S.A., REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/20(c)	EUR	100,000	120,924

Mexico–2.23%
Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 05/29/31	MXN	15,800,000	1,310,452

Netherlands–6.28%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Unsec. Sub. Euro Bonds, 3.88%, 07/25/23	EUR	600,000	847,976
Netherlands Government Bond, Unsec. Euro Bonds, 5.50%, 01/15/28	EUR	1,500,000	2,839,234
			3,687,210

New Zealand–4.76%
New Zealand Government Bond, Series 521, Sr. Unsec. Bonds, 6.00%, 05/15/21	NZD	3,200,000	2,794,182

Norway–3.14%
DNB Bank ASA, Unsec. Sub. Medium-Term Euro Notes, 4.75%, 03/08/22	EUR	250,000	337,874
Norway Government Bond, Series 476, Unsec. Bonds, 3.00%, 03/14/24	NOK	9,400,000	1,508,219
			1,846,093

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco International Total Return Fund

	Principal Amount		Value
Poland–6.60%
Poland Government Bond, Series 0718, Unsec. Bonds, 2.50%, 07/25/18	PLN	800,000	$242,595
Poland Government International Bond, Series 12, Sr. Unsec. Bonds, 1.05%, 11/08/17	JPY	400,000,000	3,634,049
			3,876,644

South Korea–3.40%
Korea Treasury Bond, Series 2403, Sr. Unsec. Bonds, 3.50%, 03/10/24	KRW	1,200,000,000	1,205,154
Republic of Korea, Sr. Unsec. Euro Notes, 2.13%, 06/10/24	EUR	600,000	792,416
			1,997,570

Spain–2.72%
Spain Government Bond, Sr. Unsec. Euro Bonds, 5.15%, 10/31/28(c)	EUR	1,000,000	1,598,492

Supranational–2.38%
Asian Development Bank, Series 339-00-1, Sr. Unsec. Medium-Term Global Notes, 2.35%, 06/21/27	JPY	130,000,000	1,394,789

Sweden–0.23%
Nordea Bank AB, Unsec. Sub. Medium-Term Euro Notes, 4.63%, 02/15/22	EUR	100,000	134,791

United Arab Emirates–0.54%
IPIC GMTN Ltd., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 5.88%, 03/14/21(c)	EUR	200,000	319,272

United Kingdom–10.31%
Abbey National Treasury Services PLC, Sr. Sec. Gtd. Mortgage-Backed Medium-Term Euro Notes, 5.25%, 02/16/29	GBP	200,000	398,002
Bakkavor Finance 2 PLC, REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(c)	GBP	105,000	171,339
Cabot Financial Luxembourg S.A., REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(c)	GBP	100,000	175,511
Direct Line Insurance Group PLC, Unsec. Sub. Gtd. Euro Notes, 9.25%, 04/27/42	GBP	150,000	302,991
Lloyds Bank PLC, Unsec. Sub. Medium-Term Euro Notes, 10.75%, 12/16/21	GBP	200,000	370,565
Lowell Group Financing PLC, REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(c)	GBP	100,000	174,378
Moy Park Bondco PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 6.25%, 05/29/21(c)	GBP	100,000	159,180

	Principal Amount		Value
United Kingdom–(continued)
Nationwide Building Society, Jr. Unsec. Sub. Euro Bonds, 6.00%(b)	GBP	200,000	$332,733
New Look Bondco I PLC, REGS, Sr. Sec. Gtd. Euro Notes, 8.75%, 05/14/18(c)	GBP	100,000	167,379
NGG Finance PLC, Unsec. Sub. Gtd. Euro Notes, 5.63%, 06/18/73	GBP	250,000	421,767
Odeon & UCI Finco PLC, REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/18(c)	GBP	100,000	144,782
Scottish Widows PLC, Unsec. Sub. Euro Notes, 5.50%, 06/16/23	GBP	150,000	251,729
SSE PLC, Unsec. Sub. Medium-Term Euro Notes, 5.45%(b)	GBP	400,000	653,518
Thomas Cook Finance PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/15/20(c)	EUR	120,000	155,001
Travelex Financing PLC, REGS, Sr. Sec. Gtd. Euro Notes, 8.00%, 08/01/18(c)	GBP	100,000	167,979
United Kingdom Gilt, Unsec. Bonds, 3.50%, 07/22/68	GBP	1,100,000	2,007,846
			6,054,700

United States–1.59%
Bank of America Corp., Series 8, Sr. Unsec. Bonds, 2.31%, 06/26/17	JPY	100,000,000	936,276
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $50,815,729)			49,108,445

U.S. Dollar Denominated Bonds & Notes–5.84%
Brazil–1.68%
Marfrig Holding Europe B.V., Sr. Unsec. Gtd. Notes, 6.88%, 06/24/19(c)		$200,000	201,750
Minerva Luxembourg S.A., Sr. Unsec. Gtd. Notes, 7.75%, 01/31/23(c)		250,000	262,875
Rio Oil Finance Trust, Series 2014-1, Sr. Sec. Notes, 6.25%, 07/06/24(c)		500,000	522,875
			987,500

Canada–0.36%
HudBay Minerals, Inc., Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(c)		200,000	211,000

Russia–0.79%
VimpelCom Holdings B.V., REGS, Sr. Unsec. Gtd. Euro Notes, 5.95%, 02/13/23(c)		500,000	463,165

Switzerland–0.83%
Credit Suisse Group AG, Jr. Unsec. Sub. Notes, 6.25%(b)(c)		500,000	488,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Total Return Fund

	Principal Amount	Value
United Kingdom–0.43%
HSBC Holdings PLC, Jr. Unsec. Sub. Global Bonds, 5.63%(b)	$250,000	$254,340

United States–1.75%
Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	200,000	202,000
Citigroup Inc., Jr. Unsec. Sub. Global Notes, 5.80%(b)	300,000	301,500
EarthLink Holdings Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	200,000	196,250
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	200,000	195,500
Sysco Corp., Sr. Unsec. Gtd. Notes, 4.35%, 10/02/34	125,000	128,367
		1,023,617
Total U.S. Dollar Denominated Bonds & Notes (Cost $3,424,796)		3,428,372

Collateralized Mortgage Obligations–4.03%
United States–4.03%
BLCP Hotel Trust, Series 2014-CLRN, Class C, Floating Rate Pass Through Ctfs., 2.10%, 08/15/29(c)(d)	450,000	451,605
COMM Mortgage Trust, Series 2013-LC6, Class B, Pass Through Ctfs., 3.74%, 01/10/46	300,000	302,151
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 2.96%, 04/19/36(d)	297,848	264,403
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 5.58%, 06/25/37(d)	303,190	278,286
WaMu Mortgage Trust, Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.33%, 10/25/35(d)	305,070	297,072

	Principal Amount	Value
United States–(continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 5.35%, 08/25/35(d)	$218,557	$221,404
WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A5, Pass Through Ctfs., 4.42%, 09/15/46	500,000	549,405
Total Collateralized Mortgage Obligations (Cost $2,325,229)		2,364,326

Non-Agency Obligations–0.99%
Freddie Mac, Series 2014-DN1, Class M2, STACR® Debt Notes, 2.35%, 02/25/24(c)(d)(e)	318,000	314,823
Series 2014-HQ2, Class M2, STACR® Debt Notes, 2.35%, 09/25/24(c)(d)(e)	275,000	267,987
Total Non-Agency Obligations (Cost $594,863)		582,810

	Shares
Money Market Funds–0.72%
Liquid Assets Portfolio–Institutional Class(f)	210,542	210,542
Premier Portfolio–Institutional Class(f)	210,543	210,543
Total Money Market Funds (Cost $421,085)		421,085

Options Purchased–0.07%
(Cost $33,108)(g)		44,085
TOTAL INVESTMENTS–95.28% (Cost $57,614,810)		55,949,123
OTHER ASSETS LESS LIABILITIES–4.72%		2,770,887
NET ASSETS–100.00%		$58,720,010

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
JPY	– Japanese Yen
Jr.	– Junior
KRW	– South Korean Won
MXN	– Mexican Peso

NOK	– Norwegian Krona
NZD	– New Zealand Dollar
PLN	– Poland Zloty
REGS	– Regulation S
Sec.	– Secured
Sr.	– Senior
STACR®	– Structured Agency Credit Risk
Sub.	– Subordinated
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Total Return Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Perpetual bond with no specified maturity date.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $9,907,663, which represented 16.87% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2014.
(e)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The table below details options purchased:

Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Put	Deutsche Bank	01/05/15	USD	1.23	EUR	4,000,000	$41,956
SGD versus JPY	Put	Morgan Stanley & Co. LLC	01/08/15	JPY	82.50	SGD	2,000,000	2,129
Total Over-The-Counter Foreign Currency Options Purchased — Currency Risk (Cost $33,108)								$44,085

Abbreviations:

EUR	– Euro
JPY	– Japanese Yen
SGD	– Singapore Dollar
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Total Return Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $57,193,725)	$55,528,038
Investments in affiliated money market funds, at value and cost	421,085
Total investments, at value (Cost $57,614,810)	55,949,123
Foreign currencies, at value (Cost $934,098)	916,236
Receivable for:
Deposits with brokers for open futures contracts	155,700
Investments sold	1,022,338
Fund shares sold	326,861
Dividends and interest	670,540
Investment for trustee deferred compensation and retirement plans	34,527
Other assets	20,248
Total assets	59,095,573

Liabilities:
Payable for:
Investments purchased	25,240
Fund shares reacquired	91,582
Forward foreign currency contracts outstanding	79,868
Variation margin — futures	49,146
Accrued fees to affiliates	31,547
Accrued trustees’ and officers’ fees and benefits	1,947
Accrued other operating expenses	59,748
Trustee deferred compensation and retirement plans	36,485
Total liabilities	375,563
Net assets applicable to shares outstanding	$58,720,010

Net assets consist of:
Shares of beneficial interest	$59,607,269
Undistributed net investment income	99,678
Undistributed net realized gain	861,803
Net unrealized appreciation (depreciation)	(1,848,740)
$58,720,010

Net Assets:
Class A	$32,668,343
Class B	$1,867,080
Class C	$6,440,679
Class Y	$4,989,061
Class R5	$118,340
Class R6	$12,636,507

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	3,072,090
Class B	175,829
Class C	606,992
Class Y	469,420
Class R5	11,119
Class R6	1,188,311
Class A:
Net asset value per share	$10.63
Maximum offering price per share
(Net asset value of $10.63 ÷ 95.75%)	$11.10
Class B:
Net asset value and offering price per share	$10.62
Class C:
Net asset value and offering price per share	$10.61
Class Y:
Net asset value and offering price per share	$10.63
Class R5
Net asset value and offering price per share	$10.64
Class R6:
Net asset value and offering price per share	$10.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Total Return Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Interest (net of foreign withholding taxes of $ 1,262)	$1,612,515
Dividends from affiliated money market funds	307
Total investment income	1,612,822

Expenses:
Advisory fees	357,552
Administrative services fees	50,000
Custodian fees	19,226
Distribution fees:
Class A	82,387
Class B	23,389
Class C	60,187
Transfer agent fees — A, B, C and Y	128,819
Transfer agent fees — R5	21
Transfer agent fees — R6	594
Trustees’ and officers’ fees and benefits	23,869
Registration and filing fees	74,497
Professional services fees	56,052
Other	44,268
Total expenses	920,861
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(288,886)
Net expenses	631,975
Net investment income	980,847

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,801,943
Foreign currencies	(130,460)
Forward foreign currency contracts	(214,704)
Futures contracts	(957,207)
499,572
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,239,191)
Foreign currencies	(50,806)
Forward foreign currency contracts	(9,327)
Futures contracts	(60,194)
(2,359,518)
Net realized and unrealized gain (loss)	(1,859,946)
Net increase (decrease) in net assets resulting from operations	$(879,099)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco International Total Return Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$980,847	$850,480
Net realized gain	499,572	683,864
Change in net unrealized appreciation (depreciation)	(2,359,518)	(2,825,798)
Net increase (decrease) in net assets resulting from operations	(879,099)	(1,291,454)

Distributions to shareholders from net investment income:
Class A	(342,384)	(359,656)
Class B	(6,778)	(8,962)
Class C	(17,273)	(15,934)
Class Y	(43,342)	(13,295)
Class R5	(2,735)	(2,815)
Class R6	(136,738)	(83,371)
Total distributions from net investment income	(549,250)	(484,033)

Distributions to shareholders from net realized gains:
Class A	(627,066)	—
Class B	(54,188)	—
Class C	(109,020)	—
Class Y	(20,619)	—
Class R5	(5,529)	—
Class R6	(179,473)	—
Total distributions from net realized gains	(995,895)	—

Share transactions–net:
Class A	1,008,873	(6,485,845)
Class B	(900,676)	(1,422,159)
Class C	1,140,625	(2,203,851)
Class Y	4,234,543	(103,666)
Class R5	(160,180)	65,739
Class R6	4,374,306	3,335,917
Net increase (decrease) in net assets resulting from share transactions	9,697,491	(6,813,865)
Net increase (decrease) in net assets	7,273,247	(8,589,352)

Net assets:
Beginning of year	51,446,763	60,036,115
End of year (includes undistributed net investment income of $99,678 and $43,087, respectively)	$58,720,010	$51,446,763

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco International Total Return Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be

15                         Invesco International Total Return Fund

able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment

16                         Invesco International Total Return Fund

income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

17                         Invesco International Total Return Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Next $250 million	0.59%
Next $500 million	0.565%
Next $1.5 billion	0.54%
Next $2.5 billion	0.515%
Next $5 billion	0.49%
Over $10 billion	0.465%

For the year ended October 31, 2014, the effective advisory fee incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.85%, 0.85%, 0.85% and 0.85% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

18                         Invesco International Total Return Fund

For the year ended October 31, 2014, the Adviser waived advisory fees of $159,453 and reimbursed class level expenses of $95,547, $6,781, $17,450, $8,621, $20 and $594 of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $13,523 in front-end sales commissions from the sale of Class A shares and $238, $2,650 and $120 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Corporate Debt Securities	$—	$17,990,319	$—	$17,990,319
Foreign Sovereign Debt Securities	—	34,546,498	—	34,546,498
Collateralized Mortgage Obligations	—	2,364,326	—	2,364,326
Non-Agency Obligations	—	582,810	—	582,810
Options Purchased	—	44,085	—	44,085
Money Market Funds	421,085	—	—	421,085
	421,085	55,528,038	—	55,949,123
Forward Foreign Currency Contracts*	—	(79,868)	—	(79,868)
Futures Contracts*	(53,023)	—	—	(53,023)
Total Investments	$368,062	$55,448,170	$—	$55,816,232

*	Unrealized appreciation (depreciation).

19                         Invesco International Total Return Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$1,369,724	$(1,449,592)
Options Purchased(b)	44,085	—
Interest rate risk:
Futures contracts(c)	63,492	(116,515)
Total	$1,477,301	$(1,566,107)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.
(b)	Options purchased at value as reported in the Schedule of Investments.
(c)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Foreign Currency Contracts	Options(a)
Realized Gain (Loss):
Currency risk	$—	$(214,704)	$73,605
Interest rate risk	(957,207)	—	—
Change in Unrealized Appreciation (Depreciation):
Currency risk	—	(9,327)	10,977
Interest rate risk	(60,194)	—	—
Total	$(1,017,401)	$(224,031)	$84,582

(a)	Options purchased are included in the net realized gain from investment securities and net change in unrealized (depreciation) of investment securities.

The table below summarizes the average notional value of futures contracts, forward foreign currency contracts and options purchased outstanding during the period.

	Futures Contracts	Forward Foreign Currency Contracts	Options Purchased
Average notional value	$31,471,875	$26,715,911	$6,056,460

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/05/14	Barclays Bank PLC	EUR	1,000,000	USD	1,259,750	$1,253,435	$6,315
12/05/14	Citigroup Global Markets Inc.	EUR	500,000	USD	667,762	626,717	41,045
12/05/14	Citigroup Global Markets Inc.	EUR	700,000	USD	926,660	877,404	49,256
12/05/14	Citigroup Global Markets Inc.	SGD	1,200,000	USD	960,218	933,843	26,375
12/05/14	Citigroup Global Markets Inc.	USD	600,145	AUD	650,000	570,631	(29,514)
12/05/14	Citigroup Global Markets Inc.	USD	803,772	EUR	600,000	752,061	(51,711)
12/05/14	Citigroup Global Markets Inc.	USD	1,342,215	EUR	1,000,000	1,253,435	(88,780)
12/05/14	Citigroup Global Markets Inc.	USD	487,140	JPY	50,000,000	445,322	(41,818)
12/05/14	Citigroup Global Markets Inc.	USD	637,530	NOK	4,000,000	592,257	(45,273)
12/05/14	Goldman Sachs International	CAD	661,053	JPY	65,000,000	597,591	(7,156)
12/05/14	Goldman Sachs International	CHF	600,000	USD	638,379	623,780	14,599
12/05/14	Goldman Sachs International	CHF	1,200,000	USD	1,258,297	1,247,561	10,736
12/05/14	Goldman Sachs International	GBP	350,000	USD	571,463	559,787	11,676
12/05/14	Goldman Sachs International	GBP	450,000	USD	725,873	719,726	6,147
12/05/14	Goldman Sachs International	JPY	70,000,000	USD	654,071	623,451	30,620
12/05/14	Goldman Sachs International	JPY	130,000,000	USD	1,208,897	1,157,837	51,060
12/05/14	Goldman Sachs International	MXN	8,000,000	USD	606,045	592,799	13,246
12/05/14	Goldman Sachs International	MXN	8,000,000	USD	601,056	592,799	8,257
12/05/14	Goldman Sachs International	MXN	8,000,000	EUR	465,850	598,571	(8,887)

20                         Invesco International Total Return Fund

Open Forward Foreign Currency Contracts — (continued)
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/05/14	Goldman Sachs International	USD	591,904	MXN	8,000,000	$592,799	$(895)
12/05/14	Goldman Sachs International	USD	633,185	AUD	700,000	614,525	(18,660)
12/05/14	Goldman Sachs International	USD	607,051	JPY	65,000,000	578,918	(28,133)
12/05/14	Goldman Sachs International	USD	598,064	JPY	65,000,000	578,918	(19,146)
12/05/14	Goldman Sachs International	USD	602,053	MXN	8,000,000	592,799	(9,254)
12/05/14	Goldman Sachs International	USD	604,984	MXN	8,000,000	592,799	(12,185)
12/05/14	Goldman Sachs International	USD	593,753	MXN	8,000,000	592,799	(954)
12/05/14	Goldman Sachs International	USD	777,338	NOK	5,000,000	740,321	(37,017)
12/05/14	Goldman Sachs International	USD	1,179,848	SGD	1,500,000	1,167,304	(12,544)
12/05/14	RBC Capital Markets Corp.	CAD	1,000,000	USD	903,314	886,577	16,737
12/05/14	RBC Capital Markets Corp.	MXN	8,000,000	USD	602,296	592,799	9,497
12/05/14	State Street Bank and Trust Co.	AUD	1,100,000	USD	1,023,462	965,683	57,779
12/05/14	State Street Bank and Trust Co.	AUD	600,000	USD	552,780	526,736	26,044
12/05/14	State Street Bank and Trust Co.	AUD	650,000	USD	588,166	570,631	17,535
12/05/14	State Street Bank and Trust Co.	EUR	1,254,551	MXN	22,000,000	1,643,045	57,701
12/05/14	State Street Bank and Trust Co.	EUR	500,000	USD	669,060	626,717	42,343
12/05/14	State Street Bank and Trust Co.	EUR	1,000,000	USD	1,332,800	1,253,435	79,365
12/05/14	State Street Bank and Trust Co.	GBP	500,000	USD	851,710	799,695	52,015
12/05/14	State Street Bank and Trust Co.	GBP	700,000	USD	1,166,963	1,119,573	47,390
12/05/14	State Street Bank and Trust Co.	GBP	400,000	USD	665,056	639,756	25,300
12/05/14	State Street Bank and Trust Co.	JPY	70,000,000	USD	680,901	623,451	57,450
12/05/14	State Street Bank and Trust Co.	JPY	60,000,000	USD	584,351	534,386	49,965
12/05/14	State Street Bank and Trust Co.	MXN	7,000,000	USD	535,652	518,700	16,952
12/05/14	State Street Bank and Trust Co.	JPY	130,000,000	USD	1,212,062	1,157,837	54,225
12/05/14	State Street Bank and Trust Co.	MXN	12,000,000	USD	882,610	889,199	(6,589)
12/05/14	State Street Bank and Trust Co.	NOK	1,600,000	USD	257,130	236,903	20,227
12/05/14	State Street Bank and Trust Co.	NOK	11,195,258	SEK	12,294,050	1,794,667	7,316
12/05/14	State Street Bank and Trust Co.	NOK	4,000,000	USD	647,453	592,257	55,196
12/05/14	State Street Bank and Trust Co.	NOK	6,000,000	EUR	712,467	905,260	4,645
12/05/14	State Street Bank and Trust Co.	NZD	3,600,000	USD	3,077,136	2,796,627	280,509
12/05/14	State Street Bank and Trust Co.	NZD	750,000	JPY	63,375,300	592,791	(18,182)
12/05/14	State Street Bank and Trust Co.	SEK	8,000,000	USD	1,168,368	1,083,408	84,960
12/05/14	State Street Bank and Trust Co.	SGD	2,300,000	USD	1,820,327	1,789,866	30,461
12/05/14	State Street Bank and Trust Co.	SGD	1,200,000	USD	940,623	933,843	6,780
12/05/14	State Street Bank and Trust Co.	USD	555,078	AUD	600,000	526,736	(28,342)
12/05/14	State Street Bank and Trust Co.	USD	185,474	CAD	200,000	177,316	(8,158)
12/05/14	State Street Bank and Trust Co.	USD	848,896	CHF	800,000	831,707	(17,189)
12/05/14	State Street Bank and Trust Co.	USD	1,077,936	EUR	800,000	1,002,748	(75,188)
12/05/14	State Street Bank and Trust Co.	USD	1,207,143	EUR	900,000	1,128,091	(79,052)
12/05/14	State Street Bank and Trust Co.	USD	1,207,287	EUR	900,000	1,128,091	(79,196)
12/05/14	State Street Bank and Trust Co.	USD	854,308	EUR	650,000	814,733	(39,575)
12/05/14	State Street Bank and Trust Co.	USD	906,849	EUR	700,000	877,404	(29,445)
12/05/14	State Street Bank and Trust Co.	USD	647,167	EUR	500,000	626,717	(20,450)
12/05/14	State Street Bank and Trust Co.	USD	848,710	GBP	500,000	799,695	(49,015)
12/05/14	State Street Bank and Trust Co.	USD	337,808	GBP	200,000	319,878	(17,930)
12/05/14	State Street Bank and Trust Co.	USD	1,971,959	JPY	200,000,000	1,781,288	(190,671)
12/05/14	State Street Bank and Trust Co.	USD	590,110	JPY	60,000,000	534,387	(55,723)
12/05/14	State Street Bank and Trust Co.	USD	685,824	JPY	70,000,000	623,451	(62,373)
12/05/14	State Street Bank and Trust Co.	USD	1,172,551	JPY	120,000,000	1,068,773	(103,778)
12/05/14	State Street Bank and Trust Co.	USD	390,313	JPY	40,000,000	356,258	(34,055)
12/05/14	State Street Bank and Trust Co.	USD	586,958	JPY	60,000,000	534,387	(52,571)

21                         Invesco International Total Return Fund

Open Forward Foreign Currency Contracts — (continued)
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
12/05/14	State Street Bank and Trust Co.	USD	595,451	JPY	65,000,000	$578,919	$(16,532)
12/05/14	State Street Bank and Trust Co.	USD	593,613	MXN	8,000,000	592,800	(813)
12/05/14	State Street Bank and Trust Co.	USD	600,676	NOK	3,700,000	547,838	(52,838)
Total open forward foreign currency contracts — Currency Risk							$(79,868)

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc

EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen

MXN	– Mexican Peso
NOK	– Norwegian Krone
NZD	– New Zealand Dollar

SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– U.S. Dollar

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Australian 10 Year Bonds	Long	12	December-2014	$1,296,669	$13,164
Japanese 10 Year Muni Bonds	Long	55	December-2014	7,182,174	46,809
Canadian 10 Year Bonds	Short	26	December-2014	(3,161,576)	(15,439)
Long Guilt	Short	10	December-2014	(1,841,370)	3,519
U.S. Treasury 5 Year Notes	Short	117	December-2014	(13,973,274)	(60,579)
U.S. Treasury 10 Year Notes	Short	42	December-2014	(5,307,094)	(40,418)
Euro Bonds	Short	5	December-2014	(910,502)	(79)
Total futures contracts — Interest Rate Risk					$(53,023)

(a)	Futures collateralized by $155,700 cash held with Merrill Lynch, the futures commission merchant.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Barclays Bank PLC	$6,315	$—	$6,315	$—	$—	$6,315
Citigroup Global Markets Inc.	116,676	(116,676)	—	—	—	—
Goldman Sachs International	146,341	(146,341)	—	—	—	—
RBC Capital Markets Corp.	26,234	—	26,234	—	—	26,234
State Street Bank and Trust Co.	1,074,158	(1,037,665)	36,493	—	—	36,493
Total	$1,369,724	$(1,300,682)	$69,042	$—	$—	$69,042

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$257,096	$(116,676)	$140,420	$—	$—	$140,420
Goldman Sachs International	154,831	(146,341)	8,490	—	—	8,490
State Street Bank and Trust Co.	1,037,665	(1,037,665)	—	—	—	—
Total	$1,449,592	$(1,300,682)	$148,910	$—	$—	$148,910

(a)	Includes cumulative appreciation (depreciation).

22                         Invesco International Total Return Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $420.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$751,443	$484,033
Long-term capital gain	793,702	—
Total distributions	$1,545,145	$484,033

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$767,377
Net unrealized appreciation (depreciation) — investments	(1,668,998)
Net unrealized appreciation — other investments	45,623
Temporary book/tax differences	(31,261)
Shares of beneficial interest	59,607,269
Total net assets	$58,720,010

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

23                         Invesco International Total Return Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $132,139,404 and $124,525,400, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,071,494
Aggregate unrealized (depreciation) of investment securities	(2,740,492)
Net unrealized appreciation (depreciation) of investment securities	$(1,668,998)

Cost of investments for tax purposes is $57,618,121.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, futures and options, on October 31, 2014, undistributed net investment income was decreased by $375,006 and undistributed net realized gain was increased by $375,006. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	873,924	$9,646,186	774,233	$8,481,019
Class B	12,209	135,159	34,717	380,865
Class C	226,250	2,495,660	87,207	948,139
Class Y	445,420	4,940,833	112,728	1,204,773
Class R5	6,347	70,569	17,004	184,202
Class R6	381,785	4,207,536	327,372	3,547,309

Issued as reinvestment of dividends:
Class A	82,518	894,078	29,663	322,966
Class B	5,314	57,314	731	7,968
Class C	11,145	120,169	1,337	14,533
Class Y	4,004	43,516	950	10,319
Class R5	717	7,759	253	2,749
Class R6	29,168	316,211	7,686	83,371

Automatic conversion of Class B shares to Class A shares:
Class A	43,428	478,998	44,488	483,690
Class B	(43,477)	(478,998)	(44,543)	(483,690)

Reacquired:
Class A	(911,714)	(10,010,389)	(1,449,680)	(15,773,520)
Class B	(56,118)	(614,151)	(123,137)	(1,327,302)
Class C	(134,146)	(1,475,204)	(291,243)	(3,166,523)
Class Y	(68,813)	(749,806)	(122,041)	(1,318,758)
Class R5	(21,419)	(238,508)	(11,245)	(121,212)
Class R6	(13,494)	(149,441)	(27,131)	(294,763)
Net increase (decrease) in share activity	873,048	$9,697,491	(630,651)	$(6,813,865)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 21% of the outstanding shares of the Fund are owned by an affiliated mutual fund. Affiliated mutual funds are mutual funds that are advised by Invesco.

24                         Invesco International Total Return Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/14	$11.07	$0.20	$(0.30)	$(0.10)	$(0.12)	$(0.22)	$—	$(0.34)	$10.63	(0.97)%	$32,668	1.10	%(e)	1.68	%(e)	1.83	%(e)	237%
Year ended 10/31/13	11.37	0.18	(0.37)	(0.19)	(0.11)	—	—	(0.11)	11.07	(1.68)	33,019	1.10		1.68		1.65		233
Year ended 10/31/12	11.63	0.16	0.20	0.36	(0.39)	(0.12)	(0.11)	(0.62)	11.37	3.42	40,771	1.10		1.57		1.46		119
Year ended 10/31/11	12.22	0.19	0.16	0.35	(0.58)	(0.36)	—	(0.94)	11.63	3.37	47,162	1.10		1.58		1.64		226
Year ended 10/31/10	11.68	0.19	0.51	0.70	(0.16)	—	—	(0.16)	12.22	6.12	32,947	1.10		1.55		1.69		203
Class B
Year ended 10/31/14	11.05	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.62	(1.63)	1,867	1.85	(e)	2.43	(e)	1.08	(e)	237
Year ended 10/31/13	11.36	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.05	(2.50)	2,850	1.85		2.43		0.90		233
Year ended 10/31/12	11.61	0.08	0.20	0.28	(0.30)	(0.12)	(0.11)	(0.53)	11.36	2.72	4,430	1.85		2.32		0.71		119
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	—	(0.85)	11.61	2.66	5,934	1.85		2.33		0.89		226
Year ended 10/31/10	11.65	0.11	0.51	0.62	(0.08)	—	—	(0.08)	12.19	5.34	6,591	1.85		2.30		0.94		203
Class C
Year ended 10/31/14	11.04	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.61	(1.63)	6,441	1.85	(e)	2.43	(e)	1.08	(e)	237
Year ended 10/31/13	11.35	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.04	(2.50)	5,562	1.85		2.43		0.90		233
Year ended 10/31/12	11.61	0.07	0.20	0.27	(0.30)	(0.12)	(0.11)	(0.53)	11.35	2.63	8,016	1.85		2.32		0.71		119
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	—	(0.85)	11.61	2.65	10,782	1.85		2.33		0.89		226
Year ended 10/31/10	11.66	0.11	0.50	0.61	(0.08)	—	—	(0.08)	12.19	5.24	9,165	1.85		2.30		0.94		203
Class Y
Year ended 10/31/14	11.06	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.63	(0.63)	4,989	0.85	(e)	1.43	(e)	2.08	(e)	237
Year ended 10/31/13	11.37	0.21	(0.39)	(0.18)	(0.13)	—	—	(0.13)	11.06	(1.52)	982	0.85		1.43		1.90		233
Year ended 10/31/12	11.63	0.19	0.20	0.39	(0.42)	(0.12)	(0.11)	(0.65)	11.37	3.68	1,105	0.85		1.32		1.71		119
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	—	(0.97)	11.63	3.63	1,322	0.85		1.33		1.89		226
Year ended 10/31/10	11.68	0.22	0.51	0.73	(0.19)	—	—	(0.19)	12.22	6.39	726	0.85		1.30		1.94		203
Class R5
Year ended 10/31/14	11.07	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.64	(0.63)	118	0.85	(e)	1.15	(e)	2.08	(e)	237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	282	0.85		1.16		1.90		233
Year ended 10/31/12	11.63	0.19	0.20	0.39	(0.42)	(0.12)	(0.11)	(0.65)	11.37	3.68	221	0.85		1.07		1.71		119
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	—	(0.97)	11.63	3.63	4,696	0.85		1.08		1.89		226
Year ended 10/31/10	11.68	0.22	0.51	0.73	(0.19)	—	—	(0.19)	12.22	6.39	4,457	0.85		1.03		1.94		203
Class R6
Year ended 10/31/14	11.07	0.23	(0.31)	(0.08)	(0.14)	(0.22)	—	(0.36)	10.63	(0.72)	12,637	0.85	(e)	1.14	(e)	2.08	(e)	237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	8,752	0.85		1.16		1.90		233
Year ended 10/31/12(f)	11.40	0.02	(0.05)	(0.03)	—	—	—	—	11.37	(0.26)	5,493	0.85	(g)	1.10	(g)	1.71	(g)	119

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Class R5 shares which were less than $0.005 per share for fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $32,955, $2,339, $6,019, $2,973, $212 and $10,510 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

25                         Invesco International Total Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco International Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Total Return Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmation of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

26                         Invesco International Total Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$955.80	$5.42	$1,019.66	$5.60	1.10%
B	1,000.00	953.00	9.11	1,015.88	9.40	1.85
C	1,000.00	952.90	9.11	1,015.88	9.40	1.85
Y	1,000.00	957.90	4.19	1,020.92	4.33	0.85
R5	1,000.00	957.90	4.19	1,020.92	4.33	0.85
R6	1,000.00	957.00	4.19	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco International Total Return Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco International Total Return Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper International Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that

28                         Invesco International Total Return Fund

performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by

Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

29                         Invesco International Total Return Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$793,702
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$309,256

30                         Invesco International Total Return Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco International Total Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco International Total Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco International Total Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Total Return Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                         ITR-AR-1                                                               Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Long/Short Equity Fund

Nasdaq:
A: LSQAX ■ C: LSQCX ■ R: LSQRX ■ Y: LSQYX ■ R5: LSQFX ■ R6: LSQSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Fund Performance
8	Supplemental Information
9	Schedule of Investments
15	Financial Statements
18	Notes to Financial Statements
24	Financial Highlights
25	Auditor's Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Long/Short Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

    Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Long/Short Equity Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Long/Short Equity Fund incepted on December 19, 2013. From the Fund’s inception to the end of the reporting period, the Fund lagged the S&P 500 Index, its broad market benchmark. Stock selection added to total return in seven of 10 sectors, led by the health care, information technology (IT), consumer staples, financials, utilities and industrials sectors. Stock selection in the energy and consumer discretionary sectors detracted from Fund performance.

    Additional performance information for your Fund appears later in this report.

Fund vs. Indexes

Cumulative total returns, 12/19/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.00%
Class C Shares	9.30
Class R Shares	9.80
Class Y Shares	10.30
Class R5 Shares	10.30
Class R6 Shares	10.30
S&P 500 Index‚ (Broad Market Index)	13.43
Citi US T-Bill 3 Month Index‚ (Style-Specific Index)	0.03
Lipper Alternative Long/Short Equity Funds Index■ (Peer Group Index)	2.55
Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy remained “good but not great” during the reporting period, ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally led US equity markets higher during the reporting period.

    The reporting period began with renewed optimism after it became apparent that a two-week federal government shutdown had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013 despite the announcement by the US Federal Reserve (the Fed) in

December that it would begin reducing the scope of its asset purchase program in early 2014.

    The US stock market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings were generally resilient throughout the reporting period, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased market volatility.

    The Fund seeks to add value by capturing the performance spread between its long and short holdings and by dynamically changing its level of market exposure based on forecasted market risk.

    Due to stock selection, the largest contributors to Fund performance for the reporting period were the IT, financials and consumer staples sectors. Within the IT sector, the Fund benefited from long positions in the semiconductor and computer/electronics industries that outperformed industry peers.

    Within the financials sector, short positions in the Fund’s banking stocks added value as they lagged industry peers and delivered negative returns. Long positions in the real estate industry aided performance.

    In the consumer staples sector, the Fund benefited mostly from long positions in the food, beverage and tobacco industries.

    During the reporting period, stock selection in the energy sector detracted from performance. The Fund was hampered by its short positions in the oil, gas and consumable fuels industries, as these industries generated positive returns and the Fund held short positions in these industries.

Portfolio Composition By sector, based on total investments

	Portfolio	Equity Securities		Total
	Holdings	Long[1]	Short[2]	Investments

Information Technology	7.9%	5.8%	6.0%	19.7%
Energy	4.2	7.6	3.9	15.7
Consumer Discretionary	2.7	0.3	12.3	15.3
Health Care	0.6	7.4	3.6	11.6
Financials	3.9	4.9	2.8	11.6
Industrials	3.8	3.8	3.0	10.6
Materials	2.0	1.3	1.7	5.0
Utilities	2.2	2.6	–	4.8
Consumer Staples	1.7	1.1	0.9	3.7
Telecommunication Services	0.5	0.1	0.5	1.1
Money Market Funds Plus Other Assets Less Liabilities	0.9	–	–	0.9
Total	30.4	34.9	34.7	100.0

1	Represents the value of the equity securities underlying the equity long portfolio swap with Morgan Stanley.
2	Represents the value of the equity securities underlying the equity short portfolio swap with Morgan Stanley.

Top 10 Long Equity Holdings*

1. Skyworks Solutions, Inc.	1.9%
2. Electronic Arts Inc.	1.8
3. NetApp, Inc.	1.8
4. United States Steel Corp.	1.8
5. Dr Pepper Snapple Group, Inc.	1.8
6. F5 Networks, Inc.	1.7
7. Best Buy Co., Inc.	1.7
8. UGI Corp.	1.7
9. PartnerRe Ltd.	1.7
10. Lam Research Corp.	1.7

Total Net Assets	$33.1 million

Total Number of Holdings*	71

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.

4 Invesco Long/Short Equity Fund

    In addition, short positions held in the retail industry within the consumer discretionary sector hurt performance during the reporting period. The automobile and components industry struggled with long positions underperforming and short positions outperforming the Fund, which detracted from overall Fund performance.

    At the end of the reporting period, the largest net long sector exposures were in the IT, energy, financials, health care and industrials sectors. The largest net short sector exposure was in the consumer discretionary sector.

    Please note that the Fund may utilize derivative instruments that include equity total return swaps or futures contracts. During the reporting period, the Fund utilized equity total return swaps to efficiently implement its strategy. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage.

    During the reporting period, the Fund did not utilize futures contracts.

    Thank you for your investment in Invesco Long/Short Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Andrew Waisburd Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 2008.
Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5 Invesco Long/Short Equity Fund

Your Fund’s Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Long/Short Equity Fund

Cumulative Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	3.97%

Class C Shares
Inception (12/19/13)	8.30%

Class R Shares
Inception (12/19/13)	9.80%

Class Y Shares
Inception (12/19/13)	10.30%

Class R5 Shares
Inception (12/19/13)	10.30%

Class R6 Shares
Inception (12/19/13)	10.30%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.12%, 3.87%, 3.37%, 2.87%, 2.76% and 2.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales

Cumulative Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	6.90%

Class C Shares
Inception (12/19/13)	11.40%

Class R Shares
Inception (12/19/13)	12.90%

Class Y Shares
Inception (12/19/13)	13.30%

Class R5 Shares
Inception (12/19/13)	13.30%

Class R6 Shares
Inception (12/19/13)	13.30%

charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

7 Invesco Long/Short Equity Fund

Invesco Long/Short Equity Fund’s investment objective is to seek long-term capital appreciation.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategy.

■	Large capitalization company risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is no guarantee that the Fund’s mixture of long and short positions or the portfolio manager’s stock selection process will produce a portfolio with reduced exposure to stock market risk. In addition, the Fund’s long/short investment strategy may cause the Fund to underperform the broader equity markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Citi US T-Bill 3 Month Index is an unmanaged index representative of three-month Treasury bills.
■	The Lipper Alternative Long/Short Equity Funds Index is comprised of domestic or foreign funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Long/Short Equity Fund

Schedule of Investments(a)

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–84.89%
Aerospace & Defense–1.16%
L-3 Communications Holdings, Inc.	3,150	$382,599

Agricultural Products–1.54%
Ingredion Inc.	6,600	509,850

Air Freight & Logistics–1.17%
C.H. Robinson Worldwide, Inc.	5,600	387,576

Aluminum–0.90%
Alcoa Inc.	17,860	299,334

Brewers–1.49%
Molson Coors Brewing Co.–Class B	6,650	494,627

Cable & Satellite–1.17%
Cablevision Systems Corp.–Class A	20,750	386,365

Coal & Consumable Fuels–1.32%
Peabody Energy Corp.	41,950	437,539

Communications Equipment–3.00%
F5 Networks, Inc.(b)	4,600	565,708
Juniper Networks, Inc.	20,350	428,774
		994,482

Computer & Electronics Retail–3.28%
Best Buy Co., Inc.	16,450	561,603
GameStop Corp.–Class A	12,250	523,810
		1,085,413

Construction Machinery & Heavy Trucks–1.27%
Joy Global Inc.	8,000	421,040

Data Processing & Outsourced Services–3.61%
Computer Sciences Corp.	8,150	492,260
Western Union Co. (The)	17,200	291,712
Xerox Corp.	30,870	409,954
		1,193,926

Department Stores–0.58%
Kohl’s Corp.	3,570	193,565

Diversified Support Services–0.65%
Cintas Corp.	2,950	216,058

Electric Utilities–2.19%
Entergy Corp.	5,570	467,991
FirstEnergy Corp.	6,900	257,646
		725,637

Electronic Manufacturing Services–0.29%
Flextronics International Ltd.(b)	9,050	97,016

Gas Utilities–4.25%
AGL Resources Inc.	9,100	490,581

	Shares	Value
Gas Utilities–(continued)
National Fuel Gas Co.	5,150	$356,534
UGI Corp.	14,900	561,581
		1,408,696

Gold–1.07%
Newmont Mining Corp.	18,950	355,502

Health Care Equipment–1.57%
C.R. Bard, Inc.	2,700	442,719
St. Jude Medical, Inc.	1,220	78,287
		521,006

Home Entertainment Software–1.84%
Electronic Arts Inc.(b)	14,850	608,404

Human Resource & Employment Services–1.30%
Manpowergroup Inc.	6,450	430,538

Industrial Machinery–1.22%
SPX Corp.	4,250	402,858

Integrated Telecommunication Services–1.54%
Windstream Holdings Inc.	48,650	509,852

Internet Retail–1.81%
Expedia, Inc.	6,300	535,311
Lands’ End, Inc.(b)	1,340	63,610
		598,921

Internet Software & Services–1.66%
AOL Inc.(b)	12,650	550,654

IT Consulting & Other Services–1.38%
Leidos Holdings, Inc.	12,450	455,297

Life & Health Insurance–1.90%
Lincoln National Corp.	7,330	401,391
Unum Group	6,800	227,528
		628,919

Marine–1.29%
Kirby Corp.(b)	3,850	425,733

Mortgage REIT’s–1.43%
Annaly Capital Management Inc.	41,550	474,086

Multi-Line Insurance–0.95%
Assurant, Inc.	4,600	313,812

Office Services & Supplies–1.45%
Pitney Bowes Inc.	19,350	478,719

Oil & Gas Drilling–1.08%
Nabors Industries Ltd.	20,000	357,000

Oil & Gas Equipment & Services–1.20%
Seventy Seven Energy Inc.(b)	1,507	19,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Long/Short Equity Fund

	Shares	Value
Oil & Gas Equipment & Services–(continued)
Superior Energy Services, Inc.	15,050	$378,508
		398,204

Oil & Gas Exploration & Production–5.31%
Chesapeake Energy Corp.	5,890	130,640
Denbury Resources Inc.	30,200	374,480
Encana Corp.	18,370	342,233
Newfield Exploration Co.(b)	12,250	399,472
Southwestern Energy Co.(b)	4,570	148,571
Talisman Energy Inc.	56,900	363,022
		1,758,418

Oil & Gas Refining & Marketing–3.16%
HollyFrontier Corp.	11,150	505,987
Tesoro Corp.	7,550	539,145
		1,045,132

Paper Packaging–0.63%
Sealed Air Corp.	5,750	208,438

Publishing–0.15%
Time Inc.(b)	2,150	48,569

Reinsurance–1.69%
PartnerRe Ltd.	4,850	561,096

Residential REIT’s–0.98%
UDR, Inc.	10,700	323,461

Retail REIT’s–1.47%
Regency Centers Corp.	8,000	485,600

Security & Alarm Services–1.48%
ADT Corp. (The)	13,700	491,008

Semiconductor Equipment–1.68%
Lam Research Corp.	7,150	556,699

Semiconductors–4.53%
Marvell Technology Group Ltd.	38,100	512,064
NVIDIA Corp.	19,250	376,145
Skyworks Solutions, Inc.	10,500	611,520
		1,499,729

	Shares	Value
Silver–1.06%
Silver Wheaton Corp.(b)	20,150	$350,006

Soft Drinks–1.79%
Dr Pepper Snapple Group, Inc.	8,550	592,087

Specialized Finance–1.34%
NASDAQ OMX Group, Inc. (The)	10,250	443,415

Specialized REIT’s–1.64%
Extra Space Storage Inc.	9,350	543,796

Specialty Stores–0.85%
Staples, Inc.	22,150	280,862

Steel–1.81%
United States Steel Corp.	14,950	598,598

Systems Software–0.75%
CA, Inc.	8,600	249,916

Technology Distributors–0.84%
Arrow Electronics, Inc.(b)	4,900	278,614

Technology Hardware, Storage & Peripherals–3.17%
Lexmark International, Inc.–Class A	10,400	448,864
NetApp, Inc.	14,000	599,200
		1,048,064
Total Common Stocks & Other Equity Interests (Cost $27,411,464)		28,106,736

Money Market Funds–2.69%
Liquid Assets Portfolio–Institutional Class(c)	445,914	445,914
Premier Portfolio–Institutional Class(c)	445,915	445,915
Total Money Market Funds (Cost $891,829)		891,829
TOTAL INVESTMENTS–87.58% (Cost $28,303,293)		28,998,565
OTHER ASSETS LESS LIABILITIES–12.42%		4,111,135
NET ASSETS–100.00%		$33,109,700

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Long/Short Equity Fund

Open Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Dates	Floating Rate Index(1)	Notional Amount	Unrealized Appreciation (Depreciation)(2)		Net Value of Reference Entities
Equity Securities — Long	Morgan Stanley & Co. LLC	12/21/2015	Federal Funds floating rate	$31,829,633	$1,322,392	(3)	$33,116,849
Equity Securities — Short	Morgan Stanley & Co. LLC	12/21/2015	Federal Funds floating rate	(31,488,525)	(1,693,830	)(4)	(33,164,890)
Total Return Swap Agreements — Equity Risk					$(371,438)

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Swaps collateralized by $68,575 cash held with Morgan Stanley & Co. LLC, the Counterparty.
(3)	Amount includes $35,176 of dividends receivable and fees from the Fund to the Counterparty.
(4)	Amount includes $(17,465) of dividends payable and fees from the Fund to the Counterparty.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of October 31, 2014.

	Shares	Value
Equity Securities — Long
Aerospace & Defense
General Dynamics Corp.	3,600	$503,136
Lockheed Martin Corp.	3,150	600,295
Northrop Grumman Corp.	3,000	413,880
		1,517,311

Agricultural Products
Archer-Daniels-Midland Co.	11,300	531,100

Airlines
Southwest Airlines Co.	17,850	615,468

Aluminum
Alcoa Inc.	15,190	254,584

Biotechnology
Alexion Pharmaceuticals, Inc.	3,150	602,784
Gilead Sciences, Inc.	4,550	509,600
Regeneron Pharmaceuticals, Inc.	1,400	551,208
		1,663,592

Coal & Consumable Fuels
Peabody Energy Corp.	5,000	52,150

Commodity Chemicals
LyondellBasell Industries N.V.–Class A	5,500	503,965

Communications Equipment
Cisco Systems, Inc.	20,350	497,964
QUALCOMM, Inc.	6,300	494,613
		992,577

Construction Machinery & Heavy Trucks
Caterpillar Inc.	4,550	461,416

Consumer Finance
Capital One Financial Corp.	6,000	496,620

Data Processing & Outsourced Services
Xerox Corp.	8,880	117,926

Department Stores
Kohl’s Corp.	4,680	253,750

	Shares	Value
Diversified REIT’s
Vornado Realty Trust	3,700	$405,076

Diversified Support Services
Cintas	3,900	285,636
Iron Mountain Inc.	11,650	420,215
		705,851

Electric Utilities
Edison International	8,700	544,446
Entergy Corp.	1,230	103,345
Exelon Corp.	16,250	594,587
FirstEnergy Corp.	6,800	253,912
		1,496,290

Electronic Components
Corning Inc.	25,500	520,965

Gold–1.30%
Barrick Gold Corp.	36,300	430,881

Health Care Distributors
Cardinal Health, Inc.	7,150	561,132

Health Care Equipment
St. Jude Medical, Inc.	3,630	232,937

Health Care Facilities
HCA Holdings, Inc.	7,150	500,857

Health Care Services
Express Scripts Holding Co.	7,600	583,832

Integrated Oil & Gas
Cenovus Energy Inc.	19,600	485,296
Hess Corp.	6,000	508,860
Suncor Energy, Inc.	14,000	497,560
		1,491,716

Integrated Telecommunication Services
CenturyLink Inc.	1,900	78,812

Internet Software & Services
Yahoo! Inc.	5,550	255,578

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Long/Short Equity Fund

	Shares	Value
IT Consulting & Other Services
International Business Machines Corp.	3,000	$493,200

Life & Health Insurance
Lincoln National Corp.	2,270	124,305
MetLife, Inc.	4,550	246,792
		371,097

Managed Health Care
Aetna Inc.	6,250	515,687
Cigna Corp.	5,300	527,721
WellPoint, Inc.	4,600	582,774
		1,626,182

Multi-Line Insurance
American International Group, Inc.	8,250	441,952

Multi-Utilities
PG&E Corp.	9,700	488,104
Public Service Enterprise Group Inc.	12,250	506,048
		994,152

Oil & Gas Equipment & Services
Baker Hughes Inc.	7,150	378,664
Cameron International Corp.	7,000	416,850
National Oilwell Varco Inc.	6,700	486,688
Seventy Seven Energy Inc.	893	11,672
Superior Energy Services, Inc.	4,750	119,463
		1,413,337

Oil & Gas Exploration & Production
Anadarko Petroleum Corp.	4,550	417,599
Apache Corp.	6,550	505,660
Canadian Natural Resources Ltd.	11,700	408,096
Chesapeake Energy Corp.	16,810	372,846
Crescent Point Energy Corp.	2,550	84,226
Devon Energy Corp.	6,700	402,000
Encana Corp.	8,230	153,325
Marathon Oil Corp.	14,300	506,220
Southwestern Energy Co.	10,630	345,581
Talisman Energy Inc.	18,800	119,944
		3,315,497

Oil & Gas Refining & Marketing
Marathon Petroleum Corp.	5,400	490,860
Valero Energy Corp.	9,950	498,396
		989,256

Packaged Foods & Meats
ConAgra Foods, Inc.	14,250	489,488

Pharmaceuticals
Eli Lilly and Co.	7,900	524,007
Hospira, Inc.	6,800	365,160
Merck & Co., Inc.	8,600	498,284
Pfizer Inc.	16,800	503,160
		1,890,611

	Shares	Value
Property & Casualty Insurance
Travelers Cos., Inc. (The)	5,350	$539,280

Railroads
Norfolk Southern Corp.	2,250	248,940

Reinsurance
Reinsurance Group of America, Inc.	3,950	332,788

Residential REIT’s
AvalonBay Communities, Inc.	3,350	522,064

Retail REIT’s
General Growth Properties, Inc.	21,100	546,701

Semiconductors
Intel Corp.	14,500	493,145
Micron Technology, Inc.	600	19,854
		512,999

Specialized REIT’s
American Tower Corp.	5,600	546,000
Ventas, Inc.	7,250	496,698
		1,042,698

Systems Software
Microsoft Corp.	10,000	469,500
Oracle Corp.	12,250	478,362
		947,862

Technology Hardware, Storage & Peripherals
Apple Inc.	5,400	583,200
Hewlett-Packard Co.	14,700	527,436
Western Digital Corp.	5,400	531,198
		1,641,834

Trading Companies & Distributors
NOW Inc.	1,082	32,525
Total Equity Securities — Long		33,116,849

12                         Invesco Long/Short Equity Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

	Shares	Value
Equity Securities — Short
Aerospace & Defense
B/E Aerospace, Inc.	(6,500)	$(483,925)
Precision Castparts Corp.	(1,900)	(419,330)
		(903,255)

Apparel, Accessories & Luxury Goods
Gildan Activewear Inc.	(6,300)	(375,669)
Lululemon Athletica Inc.	(10,850)	(451,902)
Michael Kors Holdings Ltd.	(6,250)	(491,188)
		(1,318,759)

Application Software
Splunk Inc.	(7,350)	(485,688)
Workday, Inc.–Class A	(5,200)	(496,496)
		(982,184)

Automobile Manufacturers
General Motors Co.	(15,650)	(491,410)
Tesla Motors, Inc.	(2,000)	(483,400)
		(974,810)

Automotive Retail
CarMax, Inc.	(8,800)	(492,008)

Biotechnology
Biogen Idec Inc.	(1,380)	(443,090)
BioMarin Pharmaceutical Inc.	(6,000)	(495,000)
		(938,090)

Building Products
Fortune Brands Home & Security Inc.	(11,500)	(497,375)

Cable & Satellite
AMC Networks Inc.	(7,700)	(467,005)
Charter Communications, Inc.–Class A	(3,000)	(475,170)
		(942,175)

Casinos & Gaming
Wynn Resorts Ltd.	(2,600)	(494,026)

Commodity Chemicals
Methanex Corp.	(5,900)	(350,106)

Construction & Engineering
Chicago Bridge & Iron Co. N.V.	(9,000)	(491,760)

Data Processing & Outsourced Services
Alliance Data Systems Corp.	(100)	(28,335)
MasterCard, Inc.–Class A	(6,200)	(519,250)
		(547,585)

Department Stores
J. C. Penney Co., Inc.	(53,250)	(405,232)
Sears Holdings Corp.	(12,400)	(433,008)
		(838,240)

Distributors
LKQ Corp.	(17,500)	(499,975)

	Shares	Value
Diversified Chemicals
FMC Corp.	(7,500)	$(430,125)

Drug Retail
Walgreen Co.	(6,550)	(420,641)

Food Retail
Whole Foods Market, Inc.	(12,300)	(483,759)

Footwear
NIKE, Inc.–Class B	(5,200)	(483,444)

Health Care Facilities
Tenet Healthcare Corp.	(8,600)	(482,030)

Health Care Services
Catamaran Corp.	(10,750)	(512,453)

Health Care Technology
Cerner Corp.	(7,700)	(487,718)

Home Furnishings
Mohawk Industries, Inc.	(3,350)	(475,834)

Homebuilding
D.R. Horton, Inc.	(21,050)	(479,730)
Lennar Corp.–Class A	(11,150)	(480,342)
Toll Brothers, Inc.	(14,600)	(466,470)
		(1,426,542)

Industrial Machinery
Colfax Corp.	(6,350)	(345,313)

Insurance Brokers
Arthur J. Gallagher & Co.	(7,600)	(362,520)

Integrated Oil & Gas
Chevron Corp.	(3,850)	(461,808)

Internet Retail
Amazon.com, Inc.	(1,660)	(507,063)
Netflix Inc.	(1,260)	(494,890)
		(1,001,953)

Internet Software & Services
Google Inc.–Class A	(860)	(488,368)
LinkedIn Corp.–Class A	(2,250)	(515,160)
Pandora Media Inc.	(24,800)	(478,144)
Rackspace Hosting, Inc.	(13,050)	(500,598)
		(1,982,270)

Leisure Products
Polaris Industries Inc.	(2,500)	(377,150)

Movies & Entertainment
Twenty-First Century Fox, Inc.–Class A	(14,300)	(493,064)

Multi-Line Insurance
Loews Corp.	(10,200)	(444,720)

Oil & Gas Drilling
Diamond Offshore Drilling, Inc.	(10,150)	(382,757)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Long/Short Equity Fund

	Shares	Value
Oil & Gas Drilling-(continued)
Rowan Cos. PLC–Class A	(15,900)	$(385,893)
		(768,650)

Oil & Gas Exploration & Production
Cobalt International Energy, Inc.	(44,150)	(516,997)
EQT Corp.	(5,400)	(507,816)
		(1,024,813)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(6,600)	(495,000)
Enbridge Inc.	(10,250)	(485,440)
Williams Cos. Inc. (The)	(9,050)	(502,365)
		(1,482,805)

Paper Packaging
Packaging Corp. of America	(6,950)	(500,956)

Pharmaceuticals
Bristol-Myers Squibb Co.	(8,850)	(514,981)
Perrigo Co. PLC	(3,150)	(508,567)
		(1,023,548)

Property & Casualty Insurance
FNF Group	(16,450)	(490,868)
Markel Corp.	(700)	(483,623)
		(974,491)

Real Estate Development
Howard Hughes Corp.	(2,550)	(375,819)

Restaurants
Panera Bread Co.–Class A	(2,300)	(371,772)

Semiconductors
Cree, Inc.	(15,200)	(478,496)

Specialized Finance
Intercontinental Exchange, Inc.	(2,350)	(489,482)

Specialty Stores
Tiffany & Co.	(4,750)	(456,570)
Ulta Salon, Cosmetics & Fragrance, Inc.	(3,850)	(465,119)
		(921,689)

Steel
Allegheny Technologies, Inc.	(11,300)	(371,205)

Systems Software
FireEye, Inc.	(14,500)	(492,855)
NetSuite Inc.	(4,600)	(499,836)
		(992,691)

Technology Hardware, Storage & Peripherals
3D Systems Corp.	(9,750)	(368,550)
NCR Corp.	(13,700)	(379,079)
		(747,629)

	Shares	Value
Tires & Rubber
Goodyear Tire & Rubber Co. (The)	(22,350)	$(541,540)

Trading Companies & Distributors
Fastenal Co.	(7,500)	(330,300)
MSC Industrial Direct Co., Inc.–Class A	(1,800)	(145,746)
W.W. Grainger, Inc.	(850)	(209,780)
		(685,826)

Wireless Telecommunication Services
SBA Communications Corp.–Class A	(4,200)	(471,786)
Total Equity Securities — Short		(33,164,890)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Long/Short Equity Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $27,411,464)	$28,106,736
Investments in affiliated money market funds, at value and cost	891,829
Total investments, at value (Cost $28,303,293)	28,998,565
Receivable for:
Deposits with brokers	68,575
Investments sold	5,004,142
Fund shares sold	157,845
Dividends	9,164
Swaps receivables	201,096
Investment for trustee deferred compensation and retirement plans	1,890
Other assets	13,003
Total assets	34,454,280

Liabilities:
Payable for:
Fund shares reacquired	601,156
Swaps payable	289,828
Accrued fees to affiliates	32,385
Accrued trustees’ and officers’ fees and benefits	1,792
Accrued other operating expenses	46,091
Trustee deferred compensation and retirement plans	1,890
Unrealized depreciation on swap agreements	371,438
Total liabilities	1,344,580
Net assets applicable to shares outstanding	$33,109,700

Net assets consist of:
Shares of beneficial interest	$32,910,280
Undistributed net investment income (loss)	369,889
Undistributed net realized gain (loss)	(494,303)
Net unrealized appreciation	323,834
$33,109,700

Net Assets:
Class A	$16,796,467
Class C	$2,617,630
Class R	$27,087
Class Y	$12,388,635
Class R5	$717,654
Class R6	$562,227

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,527,156
Class C	239,620
Class R	2,468
Class Y	1,123,769
Class R5	65,103
Class R6	51,004
Class A:
Net asset value per share	$11.00
Maximum offering price per share
(Net asset value of $11.00 ÷ 94.50%)	$11.64
Class C:
Net asset value and offering price per share	$10.92
Class R:
Net asset value and offering price per share	$10.98
Class Y:
Net asset value and offering price per share	$11.02
Class R5:
Net asset value and offering price per share	$11.02
Class R6:
Net asset value and offering price per share	$11.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Long/Short Equity Fund

Statement of Operations

For the period December 19, 2013 (commencement date) through October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $2,743)	$328,718
Dividends from affiliated money market funds	922
Total investment income	329,640

Expenses:
Advisory fees	257,003
Administrative services fees	43,425
Custodian fees	6,730
Distribution fees:
Class A	26,859
Class C	9,397
Class R	77
Transfer agent fees — A, C, R and Y	21,361
Transfer agent fees — R5	55
Transfer agent fees — R6	21
Trustees’ and officers’ fees and benefits	18,326
Registration and filing fees	88,101
Professional services fees	117,309
Other	20,653
Total expenses	609,317
Less: Fees waived and expenses reimbursed	(243,375)
Net expenses	365,942
Net investment income (loss)	(36,302)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(246,938)
Swap agreements	(197,283)
(444,221)
Change in net unrealized appreciation (depreciation) of:
Investment securities	695,272
Swap agreements	(371,438)
323,834
Net realized and unrealized gain (loss)	(120,387)
Net increase (decrease) in net assets resulting from operations	$(156,689)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Long/Short Equity Fund

Statement of Changes in Net Assets

For the period December 19, 2013 (commencement date) through October 31, 2014

December 19, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income (loss)	$(36,302)
Net realized gain (loss)	(444,221)
Change in net unrealized appreciation	323,834
Net increase (decrease) in net assets resulting from operations	(156,689)

Share transactions–net:
Class A	17,061,810
Class C	2,778,453
Class R	25,838
Class Y	12,233,158
Class R5	656,660
Class R6	510,470
Net increase in net assets resulting from share transactions	33,266,389
Net increase in net assets	33,109,700

Net assets:
Beginning of year	—
End of year (includes undistributed net investment income (loss) of $369,889)	$33,109,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Long/Short Equity Fund

Statement of Cash Flows

For the period December 19, 2013 (commencement date) through October 31, 2014

Cash provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$(156,689)

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by (used in) operating activities:
Purchases of investments	(48,442,299)
Net change in unrealized depreciation on swap agreements	371,438
Increase in swap agreement payable, net	88,732
Proceeds from sales of investments	15,779,755
Increase in receivables and other assets	(92,632)
Increase in accrued expenses and other payables	82,158
Net realized loss from investment securities	246,938
Net change in unrealized appreciation on investment securities	(695,272)
Net cash provided by (used in) operating activities	(32,817,871)

Cash provided by financing activities:
Proceeds from shares of beneficial interest sold	50,127,939
Disbursements from shares of beneficial interest reacquired	(16,418,239)
Net cash provided by financing activities	33,709,700
Net increase in cash and cash equivalents	891,829
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$891,829

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Long/Short Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

18                         Invesco Long/Short Equity Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

19                         Invesco Long/Short Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party make payments based on a set rate, either fixed or variable, while the other party make payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

J.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

20                         Invesco Long/Short Equity Fund

For the period December 19, 2013 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.
Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period December 19, 2013 (commencement date) through October 31, 2014, the Adviser waived advisory fees of $221,938 and reimbursed class level expenses of $11,767, $1,029, $17, $8,548, $55 and $21 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period December 19, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period December 19, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period December 19, 2013 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period December 19, 2013 (commencement date) through October 31, 2014, IDI advised the Fund that IDI retained $18,553 in front-end sales commissions from the sale of Class A shares and $2,142 from Class C shares, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

21                         Invesco Long/Short Equity Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$28,998,565	$—	$—	$28,998,565
Swap Agreements*	—	(371,438)	—	(371,438)
Total Investments	$28,998,565	$(371,438)	$—	$28,627,127

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements(a)	$1,322,392	$(1,693,830)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements.

Effect of Derivative Investments for the period December 19, 2013 (commencement date) through October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain (Loss):
Equity risk	$(197,283)
Change in Unrealized Appreciation (Depreciation):
Equity risk	(371,438)
Total	$(568,721)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$45,658,108

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received		Net Amount
Counterparty				Financial Instruments	Cash
Morgan Stanley & Co. LLC	$1,523,488	$(1,523,488)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Received		Net Amount
Counterparty				Financial Instruments	Cash
Morgan Stanley & Co. LLC	$1,983,658	$(1,523,488)	$460,170	$—	$(68,575)	$391,595

22                         Invesco Long/Short Equity Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period December 19, 2013 (commencement date) through October 31, 2014:

There were no ordinary income or long-term capital gain distributions during the year ended October 31, 2014.

Tax Components of Net Assets at Period-End:

2014
Undistributed long-term gain	$6,376
Net unrealized appreciation — investments	194,593
Temporary book/tax differences	(1,549)
Shares of beneficial interest	32,910,280
Total net assets	$33,109,700

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 19, 2013 (commencement date) through October 31, 2014 was $48,442,299 and $20,772,863, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,706,716
Aggregate unrealized (depreciation) of investment securities	(1,512,123)
Net unrealized appreciation of investment securities	$194,593

Cost of investments for tax purposes is $28,803,972.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and swap agreement income, on October 31, 2014, undistributed net investment income (loss) was increased by $406,191, undistributed net realized gain (loss) was decreased by $50,082 and shares of beneficial interest was decreased by $356,109. This reclassification had no effect on the net assets of the Fund.

23                         Invesco Long/Short Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	December 19, 2013 (commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	2,709,563	$30,100,662
Class C	358,125	4,081,564
Class R	2,468	25,838
Class Y	1,361,368	14,864,488
Class R5	69,434	702,762
Class R6	51,004	510,470

Reacquired:
Class A	(1,182,407)	(13,038,852)
Class C	(118,505)	(1,303,111)
Class Y	(237,599)	(2,631,330)
Class R5	(4,331)	(46,102)
Net increase in share activity	3,009,120	$33,266,389

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 34% of the outstanding shares of the Fund are owned by the Adviser.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14(d)	$10.00	$(0.02)	$1.02	$1.00	$11.00	10.00%	$16,796	1.85	%(e)	3.04	%(e)	(0.25	)%(e)	102%
Class C
Year ended 10/31/14(d)	10.00	(0.10)	1.02	0.92	10.92	9.20	2,618	2.60	(e)	3.79	(e)	(1.00	)(e)	102
Class R
Year ended 10/31/14(d)	10.00	(0.04)	1.02	0.98	10.98	9.80	27	2.10	(e)	3.29	(e)	(0.50	)(e)	102
Class Y
Year ended 10/31/14(d)	10.00	0.00	1.02	1.02	11.02	10.20	12,389	1.60	(e)	2.79	(e)	0.00	(e)	102
Class R5
Year ended 10/31/14(d)	10.00	0.00	1.02	1.02	11.02	10.20	718	1.60	(e)	2.69	(e)	0.00	(e)	102
Class R6
Year ended 10/31/14(d)	10.00	0.00	1.02	1.02	11.02	10.20	562	1.60	(e)	2.69	(e)	0.00	(e)	102

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 19, 2013.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $12,371, $1,082, $18, $8,986, $673 and $545 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

24                         Invesco Long/Short Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Long/Short Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Long/Short Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and its cash flows and the financial highlights for the period December 19, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 29, 2014

Houston, Texas

25                         Invesco Long/Short Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$994.60	$9.35	$1,015.83	$9.45	1.86%
C	1,000.00	991.80	13.10	1,012.05	13.24	2.61
R	1,000.00	993.70	10.60	1,014.57	10.71	2.11
Y	1,000.00	996.40	8.10	1,017.09	8.19	1.61
R5	1,000.00	996.40	8.10	1,017.09	8.19	1.61
R6	1,000.00	996.40	8.10	1,017.09	8.19	1.61

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco Long/Short Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Long/Short Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that no comparative fee information was available for the Fund.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee

27                         Invesco Long/Short Equity Fund

rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s effective advisory fee rate was the same as the effective advisory fee rate of one mutual fund with a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts using a substantially similar investment process.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as the Fund did not have a full year of operations. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund.

The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

28                         Invesco Long/Short Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Long/Short Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                        LSE-AR-1                                                 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders October 31, 2014

Invesco Low Volatility Emerging Markets Fund

Nasdaq:
A: LVLAX ■ C: LVLCX ■ R: LVLRX ■ Y: LVLYX ■ R5: LVLFX ■ R6: LVLSX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Fund Performance
8 Supplemental Information
9 Schedule of Investments
11 Financial Statements
13 Notes to Financial Statements
20 Financial Highlights
21 Auditor's Report
22 Fund Expenses
23 Approval of Investment Advisory and Sub-Advisory Contracts
25 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Low Volatility Emerging Markets Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Low Volatility Emerging Markets Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Low Volatility Emerging Markets Fund incepted on December 17, 2013. From the Fund’s inception to the end of the reporting period, the Fund underperformed the MSCI All Country World Index, the MSCI Emerging Markets Index and the Lipper Emerging Markets Fund Index, the Fund’s broad market, style-specific and peer group benchmarks, respectively. The consumer discretionary, consumer staples, industrials and utilities sectors contributed the most to the Fund’s performance. Also aiding Fund performance was the Fund’s underweight position in the energy sector relative to its style-specific benchmark. The financials, information technology (IT), materials and telecommunication services sectors detracted from overall Fund performance. From a geographical perspective, Fund performance was aided by its stock selection in Latin America, but hindered in the Asia/Pacific region.

Additional performance information for your Fund appears later in this report.

Fund vs. Indexes

Cumulative total returns, 12/17/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.20%
Class C Shares	2.60
Class R Shares	3.00
Class Y Shares	3.50
Class R5 Shares	3.50
Class R6 Shares	3.50
MSCI All Country World Index▼ (Broad Market Index)	8.65
MSCI Emerging Markets Index▼ (Style-Specific Index)	4.97
Lipper Emerging Market Funds Index■ (Peer Group Index)	5.44

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets generally rose during the reporting period ended October 31, 2014, on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns.

These concerns included worries about potentially negative effects of the US Federal Reserve reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth.

Advanced economies such as the UK and US saw a modest but stronger rebound than Europe, where a nascent recovery has stalled. A more supportive monetary policy in the eurozone may be positive for equity markets there, and we have seen evidence of earnings recovery coming through.

    Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Consumer spending in Japan has been weak for some time, and retail sales and household spending increased only gradually during the reporting period although improved corporate earnings were an encouraging sign.

    Equity market performance in emerging markets was mixed. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong positive gains.

    For the reporting period, both the Fund and its style-specific index posted negative returns in the energy and materials sectors. Stock selection in the consumer staples, consumer discretionary and industrials sectors was particularly strong. Stock selection in the utilities sector also aided the Fund’s performance. Stock selection in the financials, IT, materials and telecommunication services sectors dragged down overall performance.

    The Fund’s stock selection process consists of four investment concepts – Earnings Expectations, Market Sentiment, Management and Quality, and Value.

    Stock selection in Brazil, China and South Korea was strong, while it was weak in the Asia/Pacific region, specifically in Indonesia, Taiwan and Thailand.

    The Fund’s largest contributor for the reporting period, AmorePacific Group, delivered strong performance. In addition, an overweight position in the South

Portfolio Composition
By sector

Consumer Staples	16.5%
Materials	14.0
Financials	13.7
Industrials	13.7
Consumer Discretionary	11.9
Utilities	9.4
Information Technology	6.6
Telecommunication Services	6.1
Energy	1.8
Health Care	1.3
Money Market Funds
Plus Other Assets Less Liabilities	5.0

Top 10 Equity Holdings*

1.	Huadian Power International Corp. Ltd.-Class H	1.7%
2.	Tenaga Nasional Berhad	1.6
3.	MRV Engenharia e Participacoes S.A.	1.5
4.	FirstRand Ltd.	1.5
5.	Imperial Holdings Ltd.	1.5
6.	Hon Hai Precision Industry Co., Ltd.	1.5
7.	Grupo Mexico S.A.B. de C.V.- Series B	1.5
8.	TAV Havalimanlari Holding A.S.	1.5
9.	CTBC Financial Holding Co. Ltd.	1.5
10.	Mining and Metallurgical Co. Norilsk Nickel OJSC-ADR	1.4

Top Five Countries

1.	South Korea	17.4%
2.	Brazil	13.7
3.	Taiwan	12.2
4.	South Africa	11.7
5.	Malaysia	8.0

Total Net Assets	$3.8 million
Total Number of Holdings*	104

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Low Volatility Emerging Markets Fund

Korean chemical and cosmetics company relative to the Fund’s style-specific benchmark added to its performance. High scores within our Market Sentiment and Earnings Expectations concepts generated value.

Also adding to Fund performance was an overweight position in Indonesia’s largest telecommunication company, Telekomunikasi Indonesia. Our Value concept especially generated performance for the Fund.

Stock selection in the materials sector detracted from performance versus the Fund’s style-specific benchmark. Hanwha, a South Korean company, struggled to keep pace during the reporting period. However, attractive scores in our Value concept may suggest potential upside for the stock.

In addition, an overweight position in the South African mining and minerals company African Rainbow Minerals detracted from performance relative to the Fund’s style-specific benchmark. The stock experienced a decline in our Earnings Expectations concept, but showed good scores in our Value concept.

The Fund’s stock selection model was overall a positive predictor of returns and was especially adept at navigating the intermittent shifts in investor sentiment that occurred during the reporting period. Of the Fund’s four investment concepts that make up its stock selection model, three were positive and contributed to Fund performance for the reporting period. Our Value concept worked especially well during the reporting period. Furthermore, our Earnings Expectations concept and our Management and Quality concept were additive. Our Market Sentiment concept was negative during the reporting period.

Our Value concept was one of the strongest drivers of returns over the reporting period as investors sought attractive valuation given both its upside potential and downside protection.

Our Management and Quality concept was positive for the reporting period because investors generally favored managements that protected their interests by buying back stock, reducing debt and paying out dividends.

Our Earnings Expectations concept was also positive as investors generally were willing to rely on earnings as a predictor of future returns.

Market Sentiment was the only concept to detract from our stock selection model as it was negative for the reporting period, likely due to the concept’s higher risk profile. However, when investors had a “risk on” mentality, the concept fared well.

Thank you for your investment in Invesco Low Volatility Emerging Markets Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets
Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Karl Georg Bayer Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 1991.
Mr. Bayer earned Diplom Kaufmann and Diplom Ingenieur degrees from the University of Darmstadt.

Uwe Draeger Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2005.
Mr. Draeger earned a Diplom-Ökonom degree from Hoch-schule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets
Fund. He joined Invesco in 2007. Mr. Huter earned a business administration degree “Diplom Kaufmann (FH)” from the University of Applied Sciences and Arts in Hildesheim.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets
Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Jens Langewand Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2007.
Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a PhD from the University of Augsburg.

Andrew Waisburd Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2008.
Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                         Invesco Low Volatility Emerging Markets Fund

Your Fund’s Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Low Volatility Emerging Markets Fund

Cumulative Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-2.46%

Class C Shares
Inception (12/17/13)	1.60%

Class R Shares
Inception (12/17/13)	3.00%

Class Y Shares
Inception (12/17/13)	3.50%

Class R5 Shares
Inception (12/17/13)	3.50%

Class R6 Shares
Inception (12/17/13)	3.50%

Cumulative Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	-2.08%

Class C Shares
Inception (12/17/13)	2.00%

Class R Shares
Inception (12/17/13)	3.40%

Class Y Shares
Inception (12/17/13)	3.80%

Class R5 Shares
Inception (12/17/13)	3.80%

Class R6 Shares
Inception (12/17/13)	3.80%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.72%, 2.47%, 1.97%, 1.47%, 1.47% and 1.47%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.71%, 4.46%, 3.96%, 3.46%, 3.35% and 3.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

7                         Invesco Low Volatility Emerging Markets Fund

Invesco Low Volatility Emerging Markets Fund’s primary investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative.

As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Funds to implement their investment strategy.

■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.
■	Large capitalization company risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Low Volatility Emerging Markets Fund

Schedule of Investments

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–94.96%
Brazil–13.71%
AES Tiete S.A.–Preference Shares	4,000	$30,202
Arteris S.A.	2,400	14,867
CESP–Cia Energetica de Sao Paulo– Class B–Preference Shares	4,200	41,407
Cia Brasileira de Distribuicao– Preference Shares	1,100	46,122
Companhia de Transmissao de Energia Eletrica Paulista–Preference Shares	2,100	32,602
Companhia Energetica de Minas Gerais–ADR	7,192	41,570
Companhia Paranaense de Energia–Copel–Class B– Preference Shares	1,200	16,760
JBS S.A.	9,200	41,025
Kroton Educacional S.A.	7,600	54,163
M Dias Branco S.A.	600	23,332
MRV Engenharia e Participacoes S.A.	17,700	58,571
Multiplus S.A.	1,700	23,840
Porto Seguro S.A.	3,300	39,552
Telefonica Brasil S.A.–ADR	2,400	49,056
WEG S.A.	910	10,734
		523,803

Chile–3.54%
Aguas Andinas S.A.–Class A	16,538	9,877
Banco de Chile	308,317	37,877
CAP S.A.	900	8,907
Compania Cervecerias Unidas S.A.–ADR	1,200	25,572
Enersis S.A.	167,453	52,985
		135,218

China–3.92%
Anhui Conch Cement Co. Ltd.–Class H	14,500	47,491
Guangdong Electric Power Development Co., Ltd.–Class B	17,700	11,480
Huadian Power International Corp. Ltd.– Class H	84,000	64,123
Shanghai Bailian Group Co. Ltd.–Class B	9,416	12,460
Shenzhen Expressway Co. Ltd.–Class H	22,000	14,071
		149,625

Colombia–1.38%
Bancolombia S.A.–ADR	700	39,599
Cemex Latam Holdings S.A.(a)	1,459	13,019
		52,618

Greece–1.13%
Hellenic Exchanges–Athens Stock Exchange S.A. Holding	1,558	10,484
OPAP S.A.	2,688	32,643
		43,127

Hong Kong–1.10%
China Resources Cement Holdings Ltd.	62,000	42,132

	Shares	Value
Indonesia–3.74%
PT Astra Agro Lestari Tbk	10,300	$20,198
PT Indofood Sukses Makmur Tbk	68,800	38,905
PT Telekomunikasi Indonesia Persero Tbk	216,900	49,785
PT United Tractors Tbk	22,000	33,953
		142,841

Malaysia–8.01%
AMMB Holdings Berhad	25,400	52,409
Axiata Group Berhad	24,100	51,792
British American Tobacco Malaysia Berhad	700	14,789
DiGi.Com Berhad	6,600	12,486
Hong Leong Financial Group Berhad	2,100	11,555
IJM Corp. Berhad	25,100	52,860
IOI Corp. Berhad	33,900	50,394
Tenaga Nasional Berhad	14,700	59,703
		305,988

Mexico–5.49%
Gruma, S.A.B. de C.V.–Class B(a)	4,700	51,631
Grupo Aeroportuario del Pacifico S.A.B. de C.V.–ADR	600	40,890
Grupo Mexico S.A.B. de C.V.–Series B	16,400	56,448
Grupo Sanborns S.A.B. de C.V.	7,200	11,495
Industrias Bachoco, S.A.–Series B	3,400	17,288
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	13,700	31,884
		209,636

Philippines–0.80%
DMCI Holdings Inc.	84,800	30,610

Poland–3.68%
KGHM Polska Miedz S.A.	1,364	52,581
Powszechna Kasa Oszczednosci Bank Polski S.A.	3,286	36,520
Powszechny Zaklad Ubezpieczen S.A.	343	51,404
		140,505

Russia–4.37%
LUKOIL OAO–ADR	972	47,789
Mining and Metallurgical Co. Norilsk Nickel OJSC–ADR	2,956	55,099
Mobile TeleSystems OJSC–ADR	3,100	44,330
NovaTek OAO–REGS–GDR(b)	182	19,547
		166,765

South Africa–11.69%
African Rainbow Minerals Ltd.	1,956	24,108
AVI Ltd.	7,467	48,691
FirstRand Ltd.	13,394	57,336
Grindrod Ltd.	3,780	7,748
Imperial Holdings Ltd.	3,288	56,643
Kumba Iron Ore Ltd.	229	5,721
Liberty Holdings Ltd.	1,476	17,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  Low Volatility Emerging Markets Fund

	Shares	Value
South Africa–(continued)
Mondi Ltd.	1,447	$24,202
Mr. Price Group Ltd.	2,001	41,404
Netcare Ltd.	16,161	48,881
Omnia Holdings Ltd.	586	11,692
PPC Ltd.	5,271	14,150
Sibanye Gold Ltd.	14,487	27,199
SPAR Group Ltd. (The)	1,840	21,525
Steinhoff International Holdings Ltd.	7,815	39,974
		446,360

South Korea–17.36%
AMOREPACIFIC Group	39	43,166
Coway Co., Ltd.	590	44,881
E-Mart Co., Ltd.	236	43,836
Hanwha Corp.	2,113	54,168
Hyosung Corp.	247	14,692
Hyundai Hysco Co., Ltd.	635	41,350
Hyundai Marine & Fire Insurance Co., Ltd.	1,361	35,973
KCC Corp.	89	49,295
Kia Motors Corp.	956	46,601
KT&G Corp.	609	54,130
Kyongnam Bank(a)	0	4
LG Hausys, Ltd.	296	44,878
LS Corp.	789	44,109
LS Industrial Systems Co., Ltd.	370	21,844
Samsung Electronics Co., Ltd.	46	53,285
SK Networks Co., Ltd.(a)	2,288	23,440
Woori Finance Holdings Co. Ltd.(a)	4,255	47,374
		663,026

Taiwan–12.19%
Chunghwa Telecom Co., Ltd.	8,000	24,351

	Shares	Value
Taiwan–(continued)
CTBC Financial Holding Co. Ltd.	78,811	$55,217
Formosa Taffeta Co., Ltd.	10,000	10,106
Hon Hai Precision Industry Co., Ltd.	17,920	56,642
Inotera Memories Inc.(a)	14,000	21,629
Inventec Corp.	43,000	29,886
Pegatron Corp.	24,000	43,816
Pou Chen Corp.	31,000	34,821
Radiant Opto-Electronics Corp.	13,000	45,601
Taishin Financial Holding Co., Ltd.	50,000	23,850
Taiwan Cement Corp.	28,000	42,774
Teco Electric & Machinery Co., Ltd.	34,000	37,853
Wan Hai Lines Ltd.	53,000	39,173
		465,719

Turkey–2.85%
TAV Havalimanlari Holding A.S.	6,616	55,456
Turkiye Is Bankasi–Class C	3,246	8,120
Ulker Biskuvi Sanayi A.S.	6,134	45,261
		108,837
Total Common Stocks & Other Equity Interests (Cost $3,632,691)		3,626,810

Money Market Funds–2.96%
Liquid Assets Portfolio–Institutional Class(c)	56,540	56,540
Premier Portfolio–Institutional Class(c)	56,540	56,540
Total Money Market Funds (Cost $113,080)		113,080
TOTAL INVESTMENTS–97.92% (Cost $3,745,771)		3,739,890
OTHER ASSETS LESS LIABILITIES–2.08%		79,386
NET ASSETS–100.00%		$3,819,276

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2014 represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Low Volatility Emerging Markets Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $3,632,691)	$3,626,810
Investments in affiliated money market funds, at value and cost	113,080
Total investments, at value (Cost $3,745,771)	3,739,890
Foreign currencies, at value (Cost $70,238)	69,266
Receivable for:
Deposits with brokers for open futures contracts	6,450
Variation margin — futures	2,175
Dividends	6,402
Investment for trustee deferred compensation and retirement plans	1,880
Fund expenses absorbed	35,398
Other assets	10,455
Total assets	3,871,916

Liabilities:
Payable for:
Accrued fees to affiliates	414
Accrued trustees’ and officers’ fees and benefits	1,911
Accrued other operating expenses	48,435
Trustee deferred compensation and retirement plans	1,880
Total liabilities	52,640
Net assets applicable to shares outstanding	$3,819,276

Net assets consist of:
Shares of beneficial interest	$3,672,473
Undistributed net investment income	111,161
Undistributed net realized gain	43,317
Net unrealized appreciation (depreciation)	(7,675)
$3,819,276

Net Assets:
Class A	$1,705,152
Class C	$57,202
Class R	$14,019
Class Y	$1,410,587
Class R5	$477,093
Class R6	$155,223

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	165,164
Class C	5,577
Class R	1,361
Class Y	136,324
Class R5	46,093
Class R6	15,001
Class A:
Net asset value per share	$10.32
Maximum offering price per share
(Net asset value of $10.32 ÷ 94.50%)	$10.92
Class C:
Net asset value and offering price per share	$10.26
Class R:
Net asset value and offering price per share	$10.30
Class Y:
Net asset value and offering price per share	$10.35
Class R5:
Net asset value and offering price per share	$10.35
Class R6:
Net asset value and offering price per share	$10.35

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Low Volatility Emerging Markets Fund

Statement of Operations

For the period December 17, 2013 (commencement date) through October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $12,697)	$105,905
Dividends from affiliated money market funds	67
Total investment income	105,972

Expenses:
Advisory fees	29,137
Administrative services fees	43,699
Custodian fees	19,049
Distribution fees:
Class A	3,356
Class C	207
Class R	56
Transfer agent fees — A, C, R and Y	1,669
Transfer agent fees — R5	35
Transfer agent fees — R6	13
Trustees’ and officers’ fees and benefits	18,309
Registration and filing fees	87,473
Professional services fees	97,123
Other	18,319
Total expenses	318,445
Less: Fees waived and expenses reimbursed	(269,243)
Net expenses	49,202
Net investment income	56,770

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (net of foreign taxes on holdings of $119)	35,630
Foreign currencies	5,726
Futures contracts	7,568
48,924
Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,881)
Foreign currencies	(1,304)
Futures contracts	(490)
(7,675)
Net realized and unrealized gain	41,249
Net increase in net assets resulting from operations	$98,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Low Volatility Emerging Markets Fund

Statement of Changes in Net Assets

For the period December 17, 2013 (commencement date) through October 31, 2014

December 17, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income	$56,770
Net realized gain	48,924
Change in net unrealized appreciation (depreciation)	(7,675)
Net increase in net assets resulting from operations	98,019

Share transactions–net:
Class A	1,683,585
Class C	59,815
Class R	13,730
Class Y	1,362,792
Class R5	451,325
Class R6	150,010
Net increase in net assets resulting from share transactions	3,721,257
Net increase in net assets	3,819,276

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income of $111,161)	$3,819,276

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Emerging Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s primary investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

13                         Invesco  Low Volatility Emerging Markets Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

14                         Invesco  Low Volatility Emerging Markets Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

15                         Invesco  Low Volatility Emerging Markets Fund

L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the period December 17, 2013 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 0.94%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.72%, 2.47%, 1.97%, 1.47%, 1.47% and 1.47% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the period December 17, 2013 (commencement date) through October 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $267,526 and reimbursed class level expenses of $852, $13, $7, $797, $34 and $14 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period December 17, 2013 (commencement date) through October 31, 2014, IDI advised the Fund that IDI retained $1,001 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco  Low Volatility Emerging Markets Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Brazil	$523,803	$—	$—	$523,803
Chile	25,572	109,646	—	135,218
China	137,165	12,460	—	149,625
Colombia	52,618	—	—	52,618
Greece	10,484	32,643	—	43,127
Hong Kong	42,132	—	—	42,132
Indonesia	—	142,841	—	142,841
Malaysia	136,441	169,547	—	305,988
Mexico	209,636	—	—	209,636
Philippines	30,610	—	—	30,610
Poland	140,505	—	—	140,505
Russia	63,877	102,888	—	166,765
South Africa	419,161	27,199	—	446,360
South Korea	369,971	293,055	—	663,026
Taiwan	24,351	441,368	—	465,719
Turkey	53,381	55,456	—	108,837
United States	113,080	—	—	113,080
	2,352,787	1,387,103	—	3,739,890
Futures Contracts*	(490)	—	—	(490)
Total Investments	$2,352,297	$1,387,103	$—	$3,739,400

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Market risk:
Futures contracts(a)	$—	$(490)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

17                         Invesco  Low Volatility Emerging Markets Fund

Effect of Derivative Investments for the period December 17, 2013 (commencement date) through October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain:
Market risk	$7,568
Change in Unrealized Appreciation (Depreciation):
Market risk	(490)
Total	$7,078

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$119,945

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Mini Index	Long	3	December-2014	$152,040	$(490)

(a)	Futures collateralized by $6,450 cash held with Merrill Lynch, the futures commission merchant.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period December 17, 2013 (commencement date) through October 31, 2014:

There were no ordinary or long term gain distributions paid during the period ended December 17, 2013 (commencement date) through October 31, 2014.

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$161,387
Undistributed long-term gain	4,251
Net unrealized appreciation (depreciation) — investments	(15,990)
Net unrealized appreciation (depreciation) — other investments	(1,304)
Temporary book/tax differences	(1,541)
Shares of beneficial interest	3,672,473
Total net assets	$3,819,276

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies and wash sales.

18                         Invesco  Low Volatility Emerging Markets Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 17, 2013 (commencement date) through October 31, 2014 was $4,831,634 and $1,234,688, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$245,713
Aggregate unrealized (depreciation) of investment securities	(261,703)
Net unrealized appreciation (depreciation) of investment securities	$(15,990)

Cost of investments for tax purposes is $3,755,880.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of nondeductible organizational expenses and foreign currency transactions, on October 31, 2014, undistributed net investment income was increased by $54,391, undistributed net realized gain was decreased by $5,607 and shares of beneficial interest was decreased by $48,784. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	December 17, 2013 (commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	206,424	$2,131,506
Class C	5,851	62,593
Class R	1,361	13,730
Class Y	143,538	1,436,470
Class R5	46,638	456,961
Class R6	15,001	150,010

Reacquired:
Class A	(41,260)	(447,921)
Class C	(274)	(2,778)
Class Y	(7,214)	(73,678)
Class R5	(545)	(5,636)
Net increase in share activity	369,520	$3,721,257

(a)	90% of the outstanding shares of the Fund are owned by the Adviser.

19                         Invesco  Low Volatility Emerging Markets Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14(d)	$10.00	$0.15	$0.17	$0.32	$10.32	3.20%	$1,705	1.71	%(e)	10.36	%(e)	1.69	%(e)	38%
Class C
Year ended 10/31/14(d)	10.00	0.09	0.17	0.26	10.26	2.60	57	2.46	(e)	11.11	(e)	0.94	(e)	38
Class R
Year ended 10/31/14(d)	10.00	0.13	0.17	0.30	10.30	3.00	14	1.96	(e)	10.61	(e)	1.44	(e)	38
Class Y
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	10.35	3.50	1,411	1.46	(e)	10.11	(e)	1.94	(e)	38
Class R5
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	10.35	3.50	477	1.46	(e)	10.06	(e)	1.94	(e)	38
Class R6
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	10.35	3.50	155	1.46	(e)	10.06	(e)	1.94	(e)	38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 17, 2013.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,536, $24, $13, $1,437, $400 and $156 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

20                         Invesco  Low Volatility Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Low Volatility Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Low Volatility Emerging Markets Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

21                         Invesco  Low Volatility Emerging Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$997.10	$8.61	$1,016.59	$8.69	1.71%
C	1,000.00	994.20	12.37	1,012.80	12.48	2.46
R	1,000.00	996.10	9.86	1,015.32	9.96	1.96
Y	1,000.00	999.00	7.36	1,017.85	7.43	1.46
R5	1,000.00	998.10	7.35	1,017.83	7.43	1.46
R6	1,000.00	999.00	7.36	1,017.85	7.43	1.46

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco  Low Volatility Emerging Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Low Volatility Emerging Markets Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund recently began operations and that no comparative performance data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that no comparative fee information was available for the Fund.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 205 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee

23                         Invesco  Low Volatility Emerging Markets Fund

rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was the same as the rate of one such mutual fund and above the rate of one such mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other clients that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a more comparable scope of services. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients to support the difference in fees.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as the Fund did not have a full year of operations. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The

Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco  Low Volatility Emerging Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Foreign Taxes	$0.0313	per share
Foreign Income	$0.3186	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco  Low Volatility Emerging Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco  Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco  Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco  Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Low Volatility Emerging Markets Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	LVEM-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders October 31, 2014

Invesco Macro International Equity Fund

Nasdaq:
A: VZMAX ■ C: VZMCX ■ R: VZMRX ■ Y: VZMYX ■ R5: VZMFX ■ R6: VZMSX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Fund Performance
8 Supplemental Information
9 Schedule of Investments
19 Financial Statements
21 Notes to Financial Statements
28 Financial Highlights
29 Auditor's Report
30 Fund Expenses
31 Approval of Investment Advisory and Sub-Advisory Contracts
33 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger

US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Macro International Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Macro International Equity Fund

Management’s Discussion of Fund Performance

Performance summary

From the Fund’s inception on December 17, 2013, to the end of its reporting period on October 31, 2014, Invesco Macro International Equity Fund, at net asset value, delivered positive absolute performance but underperformed its broad market/style-specific benchmark, the MSCI All Country World ex-US Index. Detracting from performance was our tactical allocation process and the underperformance of select smart beta strategies, particularly in continental Europe and emerging markets.† All other sources of return were positive.

    Additional performance information for your Fund appears later in this report.

Fund vs. Indexes

Cumulative total returns, 12/17/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.50%
Class C Shares	0.90
Class R Shares	1.30
Class Y Shares	1.70
Class R5 Shares	1.80
Class R6 Shares	1.70
MSCI All Country World ex-US Index▼ (Broad Market/Style-Specific Index)	3.15
Lipper International Large-Cap Core Funds Index■ (Peer Group Index)	2.92

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

†	Beta is a measure of risk representing how a security is expected to respond to general market movements. Smart beta represents an alternative and selection index based methodology that seeks to outperform a benchmark or reduce portfolio risk, or both. Smart beta funds may underperform cap-weighted benchmarks and increase portfolio risk.

Market conditions and your Fund

The reporting period ended October 31, 2014, was characterized by volatility from geopolitical issues in a framework of stretched equity valuations, which became apparent in the latter part of the reporting period.

Global equity markets generally rose during the reporting period on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns. Overweight tactical positions during these periods of pull back, particularly in January and March 2014, detracted from Fund performance.

    The concerns causing the market pull-backs included worries about potentially negative effects of the US Federal Reserve reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth. Advanced economies such as the UK and US saw a modest but stronger rebound than Europe, where a nascent recovery has stalled. However, a more supportive monetary policy in the eurozone may be positive for equity markets there going forward. Tactical underweights in place during these rebounds hindered the Fund from fully participating, which hurt performance during the reporting period.

    Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Consumer spending in Japan has been weak for some time, and retail sales and household spending increased only gradually during the reporting period – although improved corporate earnings were an encouraging sign.

    Equity market performance in emerging markets was mixed during the reporting period. China continued to face head-winds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia experienced healthy gains.

    For the reporting period, the main detractors from the Fund’s performance were our positioning decisions in Hong Kong and emerging markets. On average, we maintained overweight exposure to those markets through exchange traded futures as a result of our active positioning process. However, we had underweight exposure to international equities, also using exchange-traded futures, based on volatility spikes in February and September 2014, which proved untimely as the Fund did not take full advantage of market rallies. The Fund’s physical stock positions in continental Europe and emerging markets trailed those of traditional, market-capitalization-based indexes, and that hurt the Fund’s performance. These exposures use an alternative weighting strategy that differs from traditional, market capitalization-based indexes. They use equal weighting, low volatility

Portfolio Composition
By sector
Financials	24.6%
Industrials	13.2
Consumer Discretionary	12.8
Consumer Staples	9.3
Materials	7.6
Health Care	5.1
Information Technology	5.1
Utilities	5.1
Energy	4.5
Telecommunication Services	4.0
Money Market Funds Plus Other Assets Less Liabilities	8.7

Total Net Assets	$7.8 million

Total Number of Holdings*	810

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Macro International Equity Fund

and other methodologies to determine the stocks included in the index and the weight of individual stocks within the index. Both the valuation-based adjustment favoring undervalued markets on a relative and absolute basis, particularly our bias to the Hong Kong market, as well as the regional equal weightings, contributed to performance. However, this did not compensate for the underperformance produced by the other two elements.

Please note that our strategy utilizes derivative instruments that include futures. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage.

Thank you for your investment in Invesco Macro International Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity
Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity
Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity
Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity
Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity
Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

5                         Invesco Macro International Equity Fund

Your Fund’s Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The MSCI All Country World ex-US Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper International Large-Cap Core Funds Index is an unmanaged index considered representative of international large-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Macro International Equity Fund

Cumulative Total Returns
As of 10/31/14, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	-4.06%
Class C Shares
Inception (12/17/13)	-0.10%
Class R Shares
Inception (12/17/13)	1.30%
Class Y Shares
Inception (12/17/13)	1.70%
Class R5 Shares
Inception (12/17/13)	1.80%
Class R6 Shares
Inception (12/17/13)	1.70%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.43%, 2.18%, 1.68%, 1.18%, 1.18% and 1.18%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 5.27%, 6.02%, 5.52%, 5.02%, 4.91% and 4.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Cumulative Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	-3.21%
Class C Shares
Inception (12/17/13)	0.80%
Class R Shares
Inception (12/17/13)	2.20%
Class Y Shares
Inception (12/17/13)	2.60%
Class R5 Shares
Inception (12/17/13)	2.60%
Class R6 Shares
Inception (12/17/13)	2.60%

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

7                         Invesco Macro International Equity Fund

Invesco Macro International Equity Fund’s investment objective is to provide total return.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the underlying fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategy.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Large capitalization company risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. The portfolio managers’ use of derivative instruments that provide economic leverage may increase the volatility of the Fund’s net asset value, which may increase the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will likely underperform the broader equity markets in which the Fund invests during market rallies when the Fund’s equity exposure is less than 100% of the Fund’s assets. Such underperformance could be significant during sudden or significant market rallies.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco Macro International Equity Fund

Schedule of Investments

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–91.34%
Australia–8.05%
AGL Energy Ltd.	849	$10,170
ALS Ltd.	1,626	8,097
Alumina Ltd.(a)	6,630	9,579
Amcor Ltd.	1,027	10,628
AMP Ltd.	2,076	10,734
APA Group	1,505	10,455
Asciano Ltd.	1,836	10,166
ASX Ltd.	320	10,165
Aurizon Holdings Ltd.	2,501	10,346
AusNet Services	8,532	10,353
Australia and New Zealand Banking Group Ltd.	364	10,773
Bank of Queensland Ltd.	957	10,662
Bendigo and Adelaide Bank Ltd.	950	10,438
BHP Billiton Ltd.	327	9,760
BHP Billiton PLC	1,008	26,100
BlueScope Steel Ltd.(a)	2,072	9,605
Boral Ltd.	2,214	9,807
Brambles Ltd.	1,183	9,964
Caltex Australia Ltd.	404	11,080
Challenger Ltd.	1,581	9,698
Coca-Cola Amatil Ltd.	1,282	10,344
Cochlear Ltd.	176	11,411
Commonwealth Bank of Australia	149	10,598
Computershare Ltd.	963	10,441
Crown Resorts Ltd.	790	10,106
CSL Ltd.	158	11,186
Federation Centres	4,532	10,891
Fortescue Metals Group Ltd.	3,086	9,573
Iluka Resources Ltd.	1,368	9,062
Incitec Pivot Ltd.	4,086	10,519
Insurance Australia Group Ltd.	1,838	10,581
Leighton Holdings Ltd.	542	10,540
Lend Lease Group	789	10,911
Macquarie Group Ltd.	199	10,757
Metcash Ltd.	4,346	10,864
National Australia Bank Ltd.	342	10,570
Newcrest Mining Ltd.(a)	1,157	9,234
Novion Property Group(a)	5,860	10,829
Oil Search Ltd.	1,248	9,520
Orica Ltd.	586	10,681
Origin Energy Ltd.	768	9,676
Primary Health Care Ltd.	2,602	10,693
Qantas Airways Ltd.(a)	7,970	11,851
QBE Insurance Group Ltd.	961	9,781
Ramsay Health Care Ltd.	233	10,750
Santos Ltd.	813	9,265
Seek Ltd.	678	9,939
Sonic Healthcare Ltd.	664	10,953

	Shares	Value
Australia–(continued)
Suncorp Group Ltd.	809	$10,465
Tabcorp Holdings Ltd.	3,232	11,608
Tatts Group Ltd.	3,672	11,246
Telstra Corp. Ltd.	2,145	10,652
Toll Holdings Ltd.	2,039	10,212
Treasury Wine Estates Ltd.	2,448	10,017
Wesfarmers Ltd.	270	10,528
Westpac Banking Corp.	350	10,762
Woodside Petroleum Ltd.	278	9,849
Woolworths Ltd.	331	10,514
WorleyParsons Ltd.	723	8,666
		624,625

Austria–0.25%
Erste Group Bank AG	270	6,895
OMV AG	189	5,949
Voestalpine AG	155	6,207
		19,051

Belgium–0.50%
Ageas	205	6,845
Anheuser-Busch InBev N.V.	58	6,427
Delhaize Group S.A.	97	6,637
KBC Groep N.V.(a)	119	6,390
Solvay S.A.	44	6,002
UCB S.A.	77	6,221
		38,522

Brazil–1.00%
Ambev S.A.	900	5,956
BRF S.A.	200	5,205
Cia Brasileira de Distribuicao–Preference Shares	100	4,193
Cielo S.A.	400	6,568
Grupo BTG Pactual(b)	400	5,060
Hypermarcas S.A.(a)	900	6,287
Itausa–Investimentos Itau S.A.–Preference Shares	1,370	5,468
Lojas Americanas S.A.–Preference Shares	925	5,457
M Dias Branco S.A.	100	3,889
Multiplan Empreendimentos Imobiliarios S.A.	300	6,205
Tractebel Energia S.A.	400	5,448
Transmissora Alianca de Energia Eletrica S.A.(c)	600	4,455
Ultrapar Participacoes S.A.	300	6,544
WEG S.A.	550	6,488
		77,223

Chile–0.52%
Banco de Chile	63,234	7,768
Banco Santander Chile	110,782	5,885
Empresa Nacional de Electricidad S.A.	4,473	6,928
Empresas COPEC S.A.	547	6,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Macro International Equity Fund

	Shares	Value
Chile–(continued)
Enersis S.A.	20,996	$6,644
S.A.C.I. Falabella	860	6,483
		40,339

China–2.51%
AAC Technologies Holdings Inc.	1,500	9,132
Agricultural Bank of China Ltd.–Class H	14,000	6,499
Bank of China Ltd.–Class H	16,000	7,648
Bank of Communications Co. Ltd.–Class H	9,000	6,815
Belle International Holdings Ltd.	9,000	11,454
China Construction Bank Corp.–Class H	10,000	7,453
China Mobile Ltd.	500	6,222
CNOOC Ltd.	3,000	4,696
ENN Energy Holdings Ltd.	2,000	12,972
Evergrande Real Estate Group Ltd.	25,000	9,674
GCL-Poly Energy Holdings Ltd.(a)	27,000	9,122
Hengan International Group Co. Ltd.	1,500	15,974
Industrial and Commercial Bank of China Ltd.–Class H	11,000	7,276
Kunlun Energy Co. Ltd.	4,000	5,376
People’s Insurance Co. (Group) of China Ltd.–Class H	15,000	6,480
PetroChina Co. Ltd.–Class H	4,000	5,028
Shanghai Industrial Holdings Ltd.	2,000	6,164
Shimao Property Holdings Ltd.	5,000	10,754
SOHO China Ltd.	7,500	5,503
Sun Art Retail Group Ltd.	9,000	9,652
Tencent Holdings Ltd.	600	9,563
Tingyi (Cayman Islands) Holding Corp.	4,000	10,038
Want Want China Holdings Ltd.	8,000	11,055
		194,550

Colombia–0.18%
Bancolombia S.A.–Preference Shares	489	6,873
Grupo de Inversiones Suramericana S.A.	335	6,965
		13,838

Czech Republic–0.15%
Komercni Banka A.S.	27	5,783
O2 Czech Republic A.S.	492	5,497
		11,280

Denmark–0.64%
A. P. Moller–Maersk AS–Class B	3	6,990
Carlsberg AS–Class B	96	8,453
Coloplast AS–Class B	108	9,411
Danske Bank AS	325	8,923
Novo Nordisk AS–Class B	188	8,497
Vestas Wind Systems AS(a)	228	7,631
		49,905

Finland–0.60%
Fortum Oyj	272	6,309
Kone Oyj–Class B	161	6,929

	Shares	Value
Finland–(continued)
Nokia Oyj	765	$6,384
Sampo Oyj–Class A	136	6,515
Stora Enso Oyj–Class R	790	6,523
UPM-Kymmene Oyj	446	7,069
Wartsila OYJ Abp	142	6,577
		46,306

France–3.90%
Accor S.A.	143	6,015
Air Liquide S.A.	54	6,523
Airbus Group N.V.	101	6,046
Alcatel-Lucent(a)	1,942	5,973
Alstom S.A.(a)	182	6,344
Arkema S.A.	90	5,565
AXA S.A.	262	6,053
BNP Paribas S.A.	97	6,116
Bouygues S.A.	195	6,752
Bureau Veritas S.A.	287	7,112
Cap Gemini S.A.	94	6,191
Carrefour S.A.	194	5,686
Casino Guichard-Perrachon S.A.	58	5,962
Christian Dior S.A.	38	6,735
Cie Generale des Etablissements Michelin	65	5,652
Compagnie de Saint-Gobain	139	5,978
Credit Agricole S.A.	457	6,786
Danone	94	6,387
Dassault Systemes	100	6,337
Edenred	247	6,851
Electricite de France S.A.	211	6,238
Essilor International S.A.	60	6,633
GDF Suez	261	6,336
Kering	33	6,381
L’Oreal S.A.	40	6,285
Lafarge S.A.	92	6,399
Legrand S.A.	120	6,464
LVMH Moet Hennessy Louis Vuitton S.A.	39	6,631
Orange S.A.	452	7,193
Pernod Ricard S.A.	57	6,501
Publicis Groupe S.A.	92	6,384
Renault S.A.	88	6,555
Safran S.A.	104	6,602
Sanofi	59	5,465
Schneider Electric S.E.	83	6,570
SCOR S.E.	213	6,534
Societe Generale S.A.	125	6,047
Sodexo	67	6,454
Suez Environnement Co.	385	6,489
Technip S.A.	79	5,730
Total S.A.	104	6,206
Unibail-Rodamco S.E.	26	6,670
Valeo S.A.	55	6,182
Vallourec S.A.	141	5,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Macro International Equity Fund

	Shares	Value
France–(continued)
Veolia Environnement S.A.	368	$6,160
Vinci S.A.	113	6,466
Vivendi S.A.	282	6,899
Zodiac Aerospace	199	6,068
		302,798

Germany–2.81%
adidas AG	84	6,110
Allianz S.E.	38	6,033
BASF S.E.	68	5,985
Bayer AG	46	6,540
Bayerische Motoren Werke AG	58	6,205
Beiersdorf AG	78	6,310
Brenntag AG	132	6,392
Commerzbank AG(a)	424	6,384
Continental AG	31	6,085
Daimler AG	82	6,374
Deutsche Bank AG	189	5,893
Deutsche Boerse AG	92	6,284
Deutsche Lufthansa AG	396	5,851
Deutsche Post AG	194	6,091
Deutsche Telekom AG	431	6,492
E.ON S.E.	342	5,884
Fresenius Medical Care AG & Co. KGaA	96	7,037
Fresenius S.E. & Co. KGaA	134	6,893
GEA Group AG	152	6,997
HeidelbergCement AG	95	6,467
Henkel AG & Co. KGaA–Preference Shares	61	6,022
Infineon Technologies AG	553	5,364
K+S AG	216	6,026
LANXESS AG	106	5,510
Linde AG	33	6,085
Merck KGaA	75	6,773
Metro AG(a)	194	6,180
Muenchener Rueckversicherungs–Gesellschaft AG	33	6,486
Porsche Automobil Holding S.E.–Preference Shares	77	6,309
ProSiebenSat.1 Media AG	147	5,930
RWE AG	170	6,020
SAP S.E.	94	6,389
Siemens AG	54	6,084
ThyssenKrupp AG(a)	244	5,863
Volkswagen AG–Preference Shares	30	6,397
		217,745

Greece–0.07%
National Bank of Greece S.A.(a)	2,128	5,120

Hong Kong–5.66%
AIA Group Ltd.	1,800	10,039
ASM Pacific Technology Ltd.	1,000	10,999
Bank of East Asia, Ltd. (The)	2,400	10,027
Cheung Kong (Holdings) Ltd.	1,000	17,719

	Shares	Value
Hong Kong–(continued)
Cheung Kong Infrastructure Holdings Ltd.	1,000	$7,298
China Gas Holdings Ltd.	6,000	10,953
CLP Holdings Ltd.	1,000	8,607
Dairy Farm International Holdings Ltd.	900	8,655
Esprit Holdings Ltd.	6,500	8,214
First Pacific Co. Ltd.	10,000	10,793
Galaxy Entertainment Group Ltd.	2,000	13,655
Hang Lung Group Ltd.	2,000	10,058
Hang Lung Properties Ltd.	3,000	9,362
Hang Seng Bank Ltd.	600	10,166
Henderson Land Development Co. Ltd.	1,100	7,440
HKT Trust and HKT Ltd.	8,000	9,748
Hong Kong & China Gas Co. Ltd.	4,300	10,036
Hong Kong Exchanges & Clearing Ltd.	400	8,857
Hongkong Land Holdings Ltd.	1,000	6,970
Hutchison Whampoa Ltd.	1,000	12,675
Hysan Development Co. Ltd.	2,000	9,117
Jardine Strategic Holdings Ltd.	500	17,815
Kerry Properties Ltd.	3,000	10,380
Li & Fung Ltd.	8,000	9,798
Link REIT (The)	2,000	11,747
MTR Corp. Ltd.	2,500	10,243
New World Development Co. Ltd.	8,000	10,048
Noble Group Ltd.	9,000	8,397
NWS Holdings Ltd.	6,000	11,370
Power Assets Holdings Ltd.	1,000	9,652
Sands China Ltd.	1,600	9,965
Shangri-La Asia Ltd.	6,000	8,712
Sino Land Co. Ltd.	6,000	9,919
SJM Holdings Ltd.	5,000	10,561
Sun Hung Kai Properties Ltd.	1,000	14,906
Swire Pacific Ltd.–Class A	1,000	13,114
Swire Properties Ltd.	3,200	10,254
Techtronic Industries Co. Ltd.	3,500	10,944
VTech Holdings Ltd.	900	11,269
Wharf Holdings Ltd. (The)	1,000	7,381
Wheelock and Co. Ltd.	2,000	9,736
Yue Yuen Industrial (Holdings) Ltd.	3,500	11,800
		439,399

Hungary–0.07%
MOL Hungarian Oil and Gas PLC	120	5,718

Indonesia–0.23%
Golden Agri-Resources Ltd.	26,000	10,591
PT Trada Maritime Tbk(a)	53,100	7,296
		17,887

Ireland–0.46%
CRH PLC	290	6,439
Kerry Group PLC–Class A	97	6,587
Shire PLC	342	22,777
		35,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro International Equity Fund

	Shares	Value
Italy–1.08%
Assicurazioni Generali S.p.A.	309	$6,333
Atlantia S.p.A.	268	6,314
Enel S.p.A.	1,250	6,383
Eni S.p.A.	264	5,624
Intesa Sanpaolo S.p.A.	2,147	6,302
Luxottica Group S.p.A.	130	6,619
Prada S.p.A.	1,600	9,971
Saipem S.p.A.(a)	313	4,910
Snam S.p.A.	1,150	6,219
Telecom Italia S.p.A.(a)	5,678	6,421
Terna–Rete Elettrica Nazionale S.p.A.	1,305	6,579
UniCredit S.p.A.	828	5,987
Unione di Banche Italiane S.C.p.A.	801	6,281
		83,943

Japan–18.61%
Aeon Co., Ltd.	700	7,047
Aisin Seiki Co., Ltd.	200	6,707
Amada Co., Ltd.	700	6,241
ANA Holdings Inc.	2,000	4,791
Aozora Bank, Ltd.	2,000	7,140
Asahi Glass Co., Ltd.	1,000	5,275
Asahi Group Holdings, Ltd.	200	6,261
Asahi Kasei Corp.	1,000	8,308
ASICS Corp.	400	9,210
Astellas Pharma Inc.	500	7,899
Bank of Kyoto, Ltd. (The)	1,000	8,752
Bank of Yokohama, Ltd. (The)	1,000	5,833
Benesse Holdings, Inc.	200	6,344
Bridgestone Corp.	200	6,685
Brother Industries, Ltd.	400	7,325
Canon Inc.	200	6,160
Casio Computer Co., Ltd.	500	8,052
Chiba Bank, Ltd. (The)	1,000	7,158
Chubu Electric Power Co., Inc.(a)	600	7,230
Chugai Pharmaceutical Co., Ltd.	200	6,081
Chugoku Bank, Ltd. (The)	500	7,528
Chugoku Electric Power Co., Inc. (The)	500	6,678
Credit Saison Co., Ltd.	400	8,510
Dai Nippon Printing Co., Ltd.	1,000	9,969
Dai-ichi Life Insurance Co. Ltd. (The)	500	7,610
Daihatsu Motor Co., Ltd.	300	4,183
Daiichi Sankyo Co., Ltd.	300	4,539
Daikin Industries, Ltd.	100	6,297
Daiwa House Industry Co., Ltd.	300	5,782
Daiwa Securities Group Inc.	1,000	7,972
Denso Corp.	100	4,658
Dentsu Inc.	100	3,748
East Japan Railway Co.	100	7,909
Eisai Co., Ltd.	100	3,918
Electric Power Development Co., Ltd.	200	6,919
FamilyMart Co., Ltd.	100	4,010

	Shares	Value
Japan–(continued)
Fuji Heavy Industries Ltd.	200	$6,787
Fuji Media Holdings, Inc.	500	6,820
FUJIFILM Holdings Corp.	200	6,566
Fujitsu Ltd.	1,000	6,121
Fukuoka Financial Group, Inc.	1,000	5,192
GungHo Online Entertainment, Inc.	1,100	4,508
Gunma Bank, Ltd. (The)	1,000	6,333
Hachijuni Bank, Ltd. (The)	1,000	6,218
Hamamatsu Photonics K.K.	100	4,627
Hankyu Hanshin Holdings, Inc.	1,000	6,023
Hino Motors, Ltd.	500	7,348
Hiroshima Bank, Ltd. (The)	1,000	5,075
Hisamitsu Pharmaceutical Co., Inc.	100	3,381
Hitachi, Ltd.	1,000	8,030
Hokuhoku Financial Group, Inc.	4,000	7,940
Hokuriku Electric Power Co.	500	6,813
Honda Motor Co., Ltd.	200	6,364
Hoya Corp.	200	7,313
Hulic Co. Ltd.	600	6,702
Idemitsu Kosan Co., Ltd.	400	7,919
IHI Corp.	1,000	4,938
INPEX Corp.	500	6,410
Isetan Mitsukoshi Holdings Ltd.	600	8,251
Isuzu Motors Ltd.	500	6,692
ITOCHU Corp.	500	6,123
Iyo Bank, Ltd. (The)	700	7,582
J. Front Retailing Co., Ltd.	600	8,048
Japan Airlines Co. Ltd.	200	5,330
Japan Exchange Group Inc.	200	5,017
Japan Prime Realty Investment Corp.	2	7,412
Japan Real Estate Investment Corp.	1	5,414
Japan Retail Fund Investment Corp.	4	8,037
Japan Tobacco, Inc.	200	6,930
JFE Holdings, Inc.	400	8,011
Joyo Bank, Ltd. (The)	1,000	5,434
JSR Corp.	300	5,468
JTEKT Corp.	300	4,859
JX Holdings, Inc.	1,300	5,647
Kajima Corp.	1,000	4,544
Kansai Electric Power Co., Inc. (The)(a)	700	6,981
Kao Corp.	100	3,837
Kawasaki Heavy Industries, Ltd.	1,000	3,970
KDDI Corp.	100	6,443
Keikyu Corp.	1,000	8,407
Keio Corp.	1,000	7,700
Keisei Electric Railway Co., Ltd.	1,000	11,900
Kintetsu Corp.	2,000	7,017
Kirin Holdings Co., Ltd.	500	6,537
Kobe Steel, Ltd.	3,000	4,831
Komatsu Ltd.	200	4,806
Konica Minolta Inc.	600	6,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro International Equity Fund

	Shares	Value
Japan–(continued)
Kuraray Co., Ltd.	600	$7,044
Kurita Water Industries Ltd.	200	4,315
Kyocera Corp.	100	4,693
Kyushu Electric Power Co. Inc.(a)	600	6,566
Lawson, Inc.	100	6,838
LIXIL Group Corp.	400	8,830
Makita Corp.	100	5,859
Marubeni Corp.	900	5,853
Marui Group Co., Ltd.	800	6,827
Mazda Motor Corp.	200	4,806
Medipal Holdings Corp.	600	6,764
MEIJI Holdings Co., Ltd.	100	8,524
Mitsubishi Chemical Holdings Corp.	1,200	6,015
Mitsubishi Corp.	400	7,976
Mitsubishi Gas Chemical Co., Inc.	1,000	6,026
Mitsubishi Heavy Industries, Ltd.	1,000	6,351
Mitsubishi Materials Corp.	2,000	6,358
Mitsubishi Motors Corp.	600	6,317
Mitsubishi Tanabe Pharma Corp.	500	7,689
Mitsubishi UFJ Financial Group, Inc.	1,100	6,560
Mitsui & Co., Ltd.	300	4,597
Mitsui Chemicals Inc.	2,000	5,926
Mitsui O.S.K. Lines, Ltd.	2,000	6,365
Mizuho Financial Group, Inc.	3,400	6,196
MS&AD Insurance Group Holdings, Inc.	200	4,389
Nagoya Railroad Co., Ltd.	1,000	4,389
Namco Bandai Holdings Inc.	200	4,948
NEC Corp.	2,000	7,212
NGK Spark Plug Co., Ltd.	200	5,307
Nidec Corp.	100	6,572
Nikon Corp.	500	6,859
Nippon Building Fund Inc.	1	5,548
Nippon Express Co., Ltd.	1,000	4,447
Nippon Prologis REIT Inc.	2	4,616
Nippon Steel & Sumitomo Metal Corp.	2,000	5,365
Nippon Telegraph & Telephone Corp.	100	6,248
Nippon Television Holdings, Inc.	500	7,655
Nippon Yusen Kabushiki Kaisha	2,000	5,280
Nissan Motor Co., Ltd.	700	6,480
Nisshin Seifun Group Inc.	600	5,990
Nissin Foods Holdings Co., Ltd.	100	5,345
Nitori Holdings Co., Ltd.	100	6,437
Nitto Denko Corp.	100	5,512
NKSJ Holdings, Inc.	200	5,133
Nomura Holdings, Inc.	1,000	6,271
Nomura Research Institute, Ltd.	200	6,658
NTT Data Corp.	200	7,865
NTT DoCoMo, Inc.	300	5,031
Obayashi Corp.	1,000	7,032
Odakyu Electric Railway Co., Ltd.	1,000	9,505
Oji Holdings Corp.	1,000	3,610

	Shares	Value
Japan–(continued)
Olympus Corp.(a)	200	$7,314
OMRON Corp.	100	4,852
Ono Pharmaceutical Co. Ltd.	100	10,251
ORIX Corp.	500	7,001
Osaka Gas Co., Ltd.	1,000	4,030
Otsuka Holdings Co., Ltd.	200	7,171
Panasonic Corp.	600	7,239
Rakuten Inc.	600	6,861
Renesas Electronics Corp.(a)	700	5,540
Resona Holdings, Inc.	1,100	6,399
Ricoh Co., Ltd.	600	6,362
Rinnai Corp.	100	8,955
Rohm Co. Ltd.	100	6,227
Santen Pharmaceutical Co., Ltd.	100	6,003
SECOM Co., Ltd.	100	6,200
Sega Sammy Holdings Inc.	300	4,800
Seiko Epson Corp.	100	4,736
Sekisui Chemical Co., Ltd.	1,000	12,433
Sekisui House, Ltd.	600	7,509
Seven & I Holdings Co., Ltd.	100	3,949
Sharp Corp.(a)	2,000	5,118
Shikoku Electric Power Co. Inc.(a)	500	6,914
Shimadzu Corp.	1,000	8,874
Shimamura Co., Ltd.	100	8,834
Shimizu Corp.	1,000	7,484
Shin-Etsu Chemical Co., Ltd.	100	6,506
Shinsei Bank, Ltd.	4,000	9,001
Shionogi & Co., Ltd.	200	5,200
Shiseido Co., Ltd.	300	5,019
Shizuoka Bank, Ltd. (The)	1,000	10,460
SoftBank Corp.	100	7,411
Sony Corp.	300	6,046
Sony Financial Holdings Inc.	500	8,071
Stanley Electric Co., Ltd.	200	4,114
Sumitomo Chemical Co., Ltd.	1,000	3,491
Sumitomo Corp.	500	5,412
Sumitomo Electric Industries, Ltd.	500	6,875
Sumitomo Heavy Industries, Ltd.	1,000	5,651
Sumitomo Mitsui Financial Group, Inc.	100	4,066
Sumitomo Mitsui Trust Holdings, Inc.	1,000	4,124
Suntory Beverage & Food Ltd.	200	7,209
Suruga Bank Ltd.	400	8,450
Suzuken Co., Ltd.	200	5,461
Suzuki Motor Corp.	200	6,800
Sysmex Corp.	100	4,399
T&D Holdings, Inc.	500	6,538
Taiheiyo Cement Corp.	1,000	3,675
Taisei Corp.	1,000	5,651
Taisho Pharmaceutical Holdings Co. Ltd.	100	7,113
Takashimaya Co., Ltd.	1,000	8,356
Takeda Pharmaceutical Co. Ltd.	100	4,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Macro International Equity Fund

	Shares	Value
Japan–(continued)
TDK Corp.	100	$5,770
Teijin Ltd.	2,000	4,880
Terumo Corp.	200	5,084
THK Co., Ltd.	200	5,101
Tobu Railway Co., Ltd.	1,000	5,112
Toho Co., Ltd.	400	9,268
Toho Gas Co., Ltd.	1,000	5,505
Tohoku Electric Power Co., Inc.	600	7,590
Tokio Marine Holdings, Inc.	200	6,482
Tokyo Electric Power Co. Inc.(a)	1,700	6,174
Tokyo Electron Ltd.	100	6,206
Tokyo Gas Co., Ltd.	1,000	5,821
Tokyo Tatemono Co., Ltd.	1,000	8,810
Tokyu Corp.	1,000	6,674
Tokyu Fudosan Holdings, Corp.	900	6,403
TonenGeneral Sekiyu K.K.	1,000	8,816
Toppan Printing Co. Ltd.	1,000	6,893
Toray Industries, Inc.	1,000	6,773
Toshiba Corp.	1,000	4,467
Toyo Seikan Group Holdings Ltd.	500	6,142
Toyo Suisan Kaisha, Ltd.	200	6,912
Toyota Industries Corp.	100	4,801
Toyota Motor Corp.	100	6,016
Toyota Tsusho Corp.	200	5,084
Trend Micro Inc.	200	6,773
Unicharm Corp.	400	9,370
United Urban Investment Corp.	5	7,905
West Japan Railway Co.	100	4,827
Yahoo Japan Corp.	1,500	5,311
Yakult Honsha Co., Ltd.	100	5,565
Yamada Denki Co., Ltd.	1,900	6,106
Yamaguchi Financial Group, Inc.	1,000	9,629
Yamaha Motor Co. Ltd.	400	7,700
Yamato Holdings Co., Ltd.	400	8,624
Yaskawa Electric Corp.	500	6,549
Yokogawa Electric Corp.	500	7,078
		1,443,914

Luxembourg–0.15%
ArcelorMittal S.A.	460	6,030
Tenaris S.A.	299	5,916
		11,946

Macau–0.15%
Wynn Macau, Ltd.	3,200	11,769

Malaysia–3.55%
Alliance Financial Group Berhad	4,500	6,579
AMMB Holdings Berhad	5,900	12,174
Axiata Group Berhad	8,700	18,697
British American Tobacco Malaysia Berhad	388	8,198
Bumi Armada Berhad	13,000	6,205
CIMB Group Holdings Berhad	4,500	8,899

	Shares	Value
Malaysia–(continued)
DiGi.Com Berhad	5,400	$10,216
Gamuda Berhad	4,700	7,315
Genting Berhad	2,800	8,329
Genting Malaysia Berhad	4,700	6,168
Hap Seng Consolidated Berhad	7,200	9,614
Hong Leong Bank Berhad	2,800	12,444
IHH Healthcare Berhad	5,600	8,427
IJM Corp. Berhad	4,300	9,056
IOI Corp. Berhad	5,100	7,581
Kuala Lumpur Kepong Berhad	1,100	7,691
Malayan Banking Berhad	4,400	12,975
Maxis Berhad	6,400	13,151
MISC Berhad	3,100	6,511
Petronas Chemicals Group Berhad	5,300	9,931
Petronas Dagangan Berhad	900	5,597
Petronas Gas Berhad	1,000	6,860
Public Bank Berhad	2,000	11,286
RHB Capital Berhad	2,900	7,758
SapuraKencana Petroleum Berhad	4,600	4,802
Sime Darby Berhad	5,900	17,389
Telekom Malaysia Berhad	4,300	9,463
Tenaga Nasional Berhad	2,000	8,123
UMW Holdings Berhad	2,100	7,477
YTL Corp. Berhad	12,400	6,257
		275,173

Mexico–0.73%
America Movil S.A.B. de C.V.–Series L	4,900	5,993
Arca Continental S.A.B. de C.V.	1,000	6,438
Cemex S.A.B. de C.V.–Series CPO(a)(d)	5,000	6,164
Coca-Cola Femsa, S.A.B. de C.V.–Series L	600	6,354
Fibra Uno Administracion S.A. de C.V.	1,700	5,901
Fomento Economico Mexicano, S.A.B. de C.V. Series BD(e)	800	7,707
Grupo Financiero Banorte S.A.B. de C.V.–Class O	900	5,768
Grupo Televisa S.A.B.–Series CPO(f)	900	6,520
Wal-Mart de Mexico S.A.B. de C.V.–Series V	2,500	5,798
		56,643

Netherlands–0.98%
Aegon N.V.	776	6,324
Akzo Nobel N.V.	92	6,124
ASML Holding N.V.	66	6,585
Gemalto N.V.	73	5,581
Heineken Holding N.V.	98	6,348
Heineken N.V.	89	6,646
Koninklijke Ahold N.V.	399	6,676
Koninklijke DSM N.V.	104	6,520
Koninklijke KPN N.V.	2,088	6,857
Koninklijke Philips N.V.	220	6,153
Randstad Holding N.V.	135	5,963
Wolters Kluwer N.V.	234	6,250
		76,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Macro International Equity Fund

	Shares	Value
New Zealand–0.40%
Auckland International Airport Ltd.	3,425	$10,540
Fletcher Building Ltd.	1,449	9,744
Spark New Zealand Ltd.	4,304	10,612
		30,896

Norway–0.54%
DNB ASA	483	8,871
Orkla ASA	990	7,565
Statoil ASA	322	7,359
Telenor ASA	414	9,304
Yara International ASA	187	8,606
		41,705

Philippines–0.33%
Ayala Corp.	380	5,842
Bank of the Philippine Islands	2,960	6,266
BDO Unibank, Inc.	2,850	6,223
Philippine Long Distance Telephone Co.	105	7,328
		25,659

Poland–0.08%
Powszechna Kasa Oszczednosci Bank Polski S.A.	536	5,957

Portugal–0.08%
Energias de Portugal, S.A.	1,516	6,535

Russia–0.21%
LUKOIL OAO–ADR	106	5,212
Rosneft Oil Co.–REGS–GDR(g)	941	5,241
Surgutneftegas OAO–ADR	879	5,792
		16,245

Singapore–2.79%
Ascendas REIT	6,000	10,460
CapitaLand Ltd.	4,000	9,923
CapitaMall Trust	7,000	10,769
City Developments Ltd.	1,000	7,369
ComfortDelGro Corp. Ltd.	5,000	10,274
DBS Group Holdings Ltd.	1,000	14,450
Genting Singapore PLC	12,000	10,274
Global Logistic Properties Ltd.	5,000	10,725
Keppel Corp. Ltd.	1,000	7,378
Oversea-Chinese Banking Corp. Ltd.	1,000	7,698
SembCorp Industries Ltd.	3,000	11,392
SembCorp Marine Ltd.	3,000	8,499
Singapore Airlines Ltd.	1,000	7,705
Singapore Exchange Ltd.	2,000	10,917
Singapore Press Holdings Ltd.	3,000	10,019
Singapore Technologies Engineering Ltd.	4,000	11,694
Singapore Telecommunications Ltd.	3,000	8,826
Suntec REIT	7,000	9,725
United Overseas Bank Ltd.	1,000	17,945
UOL Group Ltd.	2,000	10,061

	Shares	Value
Singapore–(continued)
Wilmar International Ltd.	4,000	$9,963
		216,066

South Africa–2.42%
Aspen Pharmacare Holdings Ltd.	192	6,851
Barclays Africa Group Ltd.	463	7,313
Bidvest Group Ltd.	283	7,786
Coronation Fund Managers Ltd.	685	5,933
Discovery Ltd.	674	6,133
Exxaro Resources Ltd.	505	5,267
FirstRand Ltd.	1,578	6,755
Growthpoint Properties Ltd.	3,416	8,287
Investec Ltd.	694	6,338
Liberty Holdings Ltd.	632	7,316
Mediclinic International Ltd.	698	6,235
MMI Holdings Ltd.	2,356	6,024
Mr. Price Group Ltd.	321	6,642
MTN Group Ltd.	288	6,373
Nedbank Group Ltd.	313	6,820
Netcare Ltd.	2,081	6,294
Rand Merchant Insurance Holdings Ltd.	2,202	7,853
Redefine Properties Ltd.	7,637	6,929
Remgro Ltd.	316	7,250
Sanlam Ltd.	966	6,102
Sasol Ltd.	141	7,047
Shoprite Holdings Ltd.	507	7,347
SPAR Group Ltd. (The)	557	6,516
Standard Bank Group Ltd.	551	6,939
Steinhoff International Holdings Ltd.	1,266	6,476
Tiger Brands Ltd.	210	6,316
Tsogo Sun Holdings Ltd.	2,691	6,760
Vodacom Group Ltd.	483	5,862
		187,764

South Korea–1.98%
BS Financial Group Inc.	362	5,626
Daewoo Securities Co., Ltd.(a)	662	6,950
Dongbu Insurance Co., Ltd.	110	6,165
GS Holdings	195	7,562
Hankook Tire Co. Ltd.	314	6,366
Hyundai Engineering & Construction Co. Ltd.	103	4,685
Hyundai Marine & Fire Insurance Co., Ltd.	249	6,581
Kia Motors Corp.	105	5,118
Korea Investment Holdings Co., Ltd.	135	6,833
KT Corp.	182	5,585
KT&G Corp.	73	6,489
Kumho Petrochemical Co., Ltd.	82	5,921
LG Chem Ltd.	23	4,279
LG Corp.	102	6,070
LG Electronics Inc.	93	5,682
POSCO	22	6,323
S-Oil Corp.	195	7,397

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Macro International Equity Fund

	Shares	Value
South Korea–(continued)
Samsung Card Co., Ltd.	133	$5,724
Samsung Electro-Mechanics Co., Ltd.	119	5,404
Samsung Electronics Co., Ltd.	6	6,950
Samsung Fire & Marine Insurance Co., Ltd.	24	6,467
Samsung Life Insurance Co., Ltd.	66	7,202
Samsung Securities Co., Ltd.	134	6,001
Samsung Techwin Co., Ltd.	203	6,202
Woori Investment & Securities Co., Ltd.	555	6,086
		153,668

Spain–1.39%
Abertis Infraestructuras S.A.	327	6,812
Amadeus IT Holding S.A.–Class A	174	6,401
Banco Bilbao Vizcaya Argentaria, S.A.	546	6,105
Banco de Sabadell S.A.	2,025	5,854
Banco Popular Espanol S.A.	1,039	5,961
Banco Santander S.A.	650	5,735
Bankia S.A.(a)	3,467	6,210
CaixaBank S.A.	1,090	5,957
Enagas S.A.	206	6,918
Ferrovial S.A.	329	6,731
Gas Natural SDG, S.A.	219	6,327
Grifols S.A.	157	6,396
Iberdrola S.A.	939	6,643
Industria de Diseno Textil, S.A.	239	6,730
Red Electrica Corp. S.A.	78	6,817
Repsol S.A.	274	6,128
Telefonica S.A.	414	6,223
		107,948

Sweden–1.96%
Assa Abloy AB–Class B	176	9,359
Atlas Copco AB–Class A	308	8,899
Hennes & Mauritz AB–Class B	208	8,281
Hexagon AB–Class B	278	9,355
Investor AB–Class B	261	9,338
Nordea Bank AB	685	8,784
Sandvik AB	783	8,609
Skandinaviska Enskilda Banken AB–Class A	704	9,033
Skanska AB–Class B	449	9,169
SKF AB–Class B	414	8,309
Svenska Cellulosa AB–Class B	357	8,002
Svenska Handelsbanken AB–Class A	200	9,536
Swedbank AB–Class A	369	9,759
Swedish Match AB	280	9,104
Telefonaktiebolaget LM Ericsson–Class B	694	8,206
TeliaSonera AB	1,344	9,316
Volvo AB-Class B–Class B	795	9,178
		152,237

Switzerland–2.93%
ABB Ltd.	397	8,705
Actelion Ltd.	77	9,141

	Shares	Value
Switzerland–(continued)
Adecco S.A	127	$8,605
Cie Financiere Richemont S.A.	105	8,847
Credit Suisse Group AG	328	8,736
Geberit AG	28	9,553
Givaudan S.A.	6	10,011
Glencore PLC	5,030	25,792
Holcim Ltd.	122	8,650
Julius Baer Group Ltd.	203	8,894
Kuehne + Nagel International AG	70	9,120
Nestle S.A.	126	9,219
Novartis AG	97	8,996
Roche Holding AG	30	8,860
Schindler Holding AG–Participation Ctfs.	65	9,094
SGS S.A.	4	8,789
Sika AG	2	7,147
STMicroelectronics N.V.	847	5,668
Swatch Group AG (The)	18	8,533
Swiss Re AG	111	8,976
Swisscom AG	16	9,430
Syngenta AG	27	8,367
UBS AG	513	8,916
Zurich Insurance Group AG	31	9,382
		227,431

Taiwan–5.09%
Asia Cement Corp.	7,140	9,202
Cathay Financial Holding Co., Ltd.	4,250	7,019
Chailease Holding Co. Ltd.	2,000	4,933
Chang Hwa Commercial Bank	16,360	10,299
Cheng Shin Rubber Industry Co., Ltd.	3,000	7,002
Cheng Uei Precision Industry Co., Ltd.	4,000	6,674
Chicony Electronics Co., Ltd.	2,010	5,780
China Development Financial Holding Corp.	28,000	8,991
China Life Insurance Co., Ltd.	8,800	7,672
China Steel Chemical Corp.	1,000	5,445
China Steel Corp.	13,240	11,403
Chunghwa Telecom Co., Ltd.	6,000	18,264
CTBC Financial Holding Co. Ltd.	12,517	8,770
E.Sun Financial Holding Co. Ltd.	13,159	8,325
Far Eastern Department Stores Ltd.	9,000	8,123
Far Eastern New Century Corp.	8,160	8,571
Far EasTone Telecommunications Co., Ltd.	4,000	8,840
First Financial Holding Co., Ltd.	19,610	12,056
Formosa Chemicals & Fibre Corp.	3,000	7,057
Formosa Petrochemical Corp.	3,000	7,069
Formosa Plastics Corp.	4,000	9,279
Foxconn Technology Co. Ltd.	3,150	8,398
Fubon Financial Holding Co. Ltd.	4,000	6,769
Highwealth Construction Corp.	3,500	6,058
Hon Hai Precision Industry Co., Ltd.	2,360	7,460
Hua Nan Financial Holdings Co., Ltd.	17,000	10,060
King’s Town Bank Co. Ltd.	8,000	8,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Macro International Equity Fund

	Shares	Value
Taiwan–(continued)
Mega Financial Holding Co., Ltd.	11,000	$9,114
Nan Kang Rubber Tire Co., Ltd.	7,000	7,672
Nan Ya Plastics Corp.	3,000	6,230
President Chain Store Corp.	1,000	7,500
Ruentex Development Co., Ltd.	4,000	5,963
Ruentex Industries Ltd.	2,000	4,262
Shin Kong Financial Holding Co., Ltd.	31,952	9,699
SinoPac Financial Holdings Co., Ltd.	19,616	8,511
Taishin Financial Holding Co., Ltd.	20,086	9,581
Taiwan Cement Corp.	4,000	6,111
Taiwan Cooperative Financial Holding Co. Ltd.	27,500	14,691
Taiwan Fertilizer Co., Ltd.	6,000	10,632
Taiwan Mobile Co., Ltd.	2,000	6,482
Taiwan Semiconductor Manufacturing Co. Ltd.	2,000	8,622
Tatung Co., Ltd.(a)	20,000	5,672
Uni-President Enterprises Corp.	4,240	7,304
United Microelectronics Corp.	14,000	6,190
Walsin Lihwa Corp.(a)	17,000	5,647
Win Semiconductors Corp.	6,000	5,418
WPG Holdings Ltd.	6,000	7,302
Yuanta Financial Holding Co., Ltd.	13,350	6,718
Yulon Motor Co., Ltd.	5,000	7,373
		394,954

Thailand–0.59%
Bangkok Bank PCL	900	5,495
BTS Group Holdings PCL	21,700	6,854
PTT Exploration and Production PCL	1,200	5,420
PTT Global Chemical PCL	3,500	6,668
Siam Cement PCL (The)	400	5,520
Thai Beverage PCL	18,000	10,693
Thai Oil PCL	3,700	5,078
		45,728

United Kingdom–17.56%
Anglo American PLC	1,247	26,309
ARM Holdings PLC	1,943	27,513
Associated British Foods PLC	689	30,407
AstraZeneca PLC	406	29,563
Aviva PLC	3,442	28,722
BAE Systems PLC	3,907	28,709
Barclays PLC	7,871	30,173
BG Group PLC	1,580	26,333
BP PLC	3,894	28,056
British American Tobacco PLC	505	28,684
British Sky Broadcasting Group PLC	2,073	29,383
BT Group PLC	4,682	27,557
Burberry Group PLC	1,222	29,971
Centrica PLC	5,760	27,905
CNH Industrial N.V.(a)	853	6,954
Compass Group PLC	1,847	29,763
Diageo PLC	1,009	29,699

	Shares	Value
United Kingdom–(continued)
Experian PLC	1,779	$26,738
Fiat Chrysler Automobiles N.V.(a)	672	7,499
GlaxoSmithKline PLC	1,272	28,845
HSBC Holdings PLC	2,778	28,421
Imperial Tobacco Group PLC	671	29,136
Kingfisher PLC	5,831	28,260
Land Securities Group PLC	1,708	30,282
Legal & General Group PLC	7,722	28,569
Lloyds Banking Group PLC(a)	23,994	29,651
Marks & Spencer Group PLC	4,186	27,277
National Grid PLC	2,079	30,825
Next PLC	266	27,459
Old Mutual PLC	9,516	29,507
Pearson PLC	1,489	27,896
Prudential PLC	1,305	30,159
Reckitt Benckiser Group PLC	344	28,918
Reed Elsevier N.V.	304	7,005
Reed Elsevier PLC	1,824	30,004
Rio Tinto Ltd.	185	9,871
Rio Tinto PLC	580	27,702
Rolls-Royce Holdings PLC	1,819	24,577
Rolls-Royce Holdings PLC–Class C Preference Shares(a)	163,710	262
Royal Bank of Scotland Group PLC(a)	5,036	31,260
Royal Dutch Shell PLC -Class A	766	27,431
SABMiller PLC	516	29,146
Smith & Nephew PLC	1,729	29,283
SSE PLC	1,210	30,953
Standard Chartered PLC	1,486	22,369
Standard Life PLC	4,372	27,537
Tesco PLC	8,027	22,293
Tullow Oil PLC	2,764	21,515
Unilever PLC	707	28,435
Vodafone Group PLC	9,007	29,931
Wolseley PLC	562	29,866
WPP PLC	1,419	27,698
		1,362,281

United States–0.14%
Samsonite International S.A.	3,300	11,019
Total Common Stocks & Other Equity Interests (Cost $7,090,019)		7,085,617

Money Market Funds–4.95%
Liquid Assets Portfolio–Institutional Class(h)	192,092	192,092
Premier Portfolio–Institutional Class(h)	192,093	192,093
Total Money Market Funds (Cost $384,185)		384,185
TOTAL INVESTMENTS–96.29% (Cost $7,474,204)		7,469,802
OTHER ASSETS LESS LIABILITIES–3.71%		287,986
NET ASSETS–100.00%		$7,757,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Macro International Equity Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
Ctfs.	– Certificates
GDR	– Global Depositary Receipt
REGS	– Regulation S
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share, two series A preferred shares, one Class A voting common share and two Class B non-voting common shares.
(c)	Each unit represents one common share and two preferred shares.
(d)	Each CPO represents two Series A shares and one Series B share.
(e)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(f)	Each CPO represents twenty-five A shares, twenty-two B shares, thirty-five L shares and thirty-five D shares.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2014 represented less than 1% of the Fund’s Net Assets.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Macro International Equity Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $7,090,019)	$7,085,617
Investments in affiliated money market funds, at value and cost	384,185
Total investments, at value (Cost $7,474,204)	7,469,802
Foreign currencies, at value (Cost $52,501)	52,175
Receivable for:
Deposits with brokers for open futures contracts	195,000
Investments sold	122
Variation margin — futures	31,411
Fund shares sold	350
Dividends	16,656
Fund expenses absorbed	54,517
Investment for trustee deferred compensation and retirement plans	1,884
Other assets	11,148
Total assets	7,833,065

Liabilities:
Payable for:
Accrued fees to affiliates	910
Accrued trustees’ and officers’ fees and benefits	2,023
Accrued other operating expenses	70,460
Trustee deferred compensation and retirement plans	1,884
Total liabilities	75,277
Net assets applicable to shares outstanding	$7,757,788

Net assets consist of:
Shares of beneficial interest	$7,599,196
Undistributed net investment income	147,701
Undistributed net realized gain	79,469
Net unrealized appreciation (depreciation)	(68,578)
$7,757,788

Net Assets:
Class A	$3,247,444
Class C	$20,766
Class R	$10,141
Class Y	$3,202,431
Class R5	$920,879
Class R6	$356,127

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	319,866
Class C	2,059
Class R	1,001
Class Y	314,742
Class R5	90,501
Class R6	35,001
Class A:
Net asset value per share	$10.15
Maximum offering price per share
(Net asset value of $10.15 ÷ 94.50%)	$10.74
Class C:
Net asset value and offering price per share	$10.09
Class R:
Net asset value and offering price per share	$10.13
Class Y:
Net asset value and offering price per share	$10.17
Class R5:
Net asset value and offering price per share	$10.18
Class R6:
Net asset value and offering price per share	$10.17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Macro International Equity Fund

Statement of Operations

For the period December 17, 2013 (commencement date) through October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $15,613)	$183,876
Dividends from affiliated money market funds	278
Total investment income	184,154

Expenses:
Advisory fees	63,531
Administrative services fees	43,699
Custodian fees	113,140
Distribution fees:
Class A	7,205
Class C	116
Class R	45
Transfer agent fees — A, C, R and Y	2,006
Transfer agent fees — R5	33
Transfer agent fees — R6	15
Trustees’ and officers’ fees and benefits	18,459
Registration and filing fees	87,476
Licensing Fees	80,000
Professional services fees	72,309
Other	59,421
Total expenses	547,455
Less: Fees waived and expenses reimbursed	(460,532)
Net expenses	86,923
Net investment income	97,231

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (net of foreign taxes of $267)	90,889
Foreign currencies	1,027
Futures contracts	766
92,682
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $115)	(4,402)
Foreign currencies	(892)
Futures contracts	(63,284)
(68,578)
Net realized and unrealized gain	24,104
Net increase in net assets resulting from operations	$121,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Macro International Equity Fund

Statement of Changes in Net Assets

For the period December 17, 2013 (commencement date) through October 31, 2014

December 17, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income	$97,231
Net realized gain	92,682
Change in net unrealized appreciation (depreciation)	(68,578)
Net increase in net assets resulting from operations	121,335

Share transactions–net:
Class A	3,198,397
Class C	20,866
Class R	10,010
Class Y	3,146,281
Class R5	910,889
Class R6	350,010
Net increase in net assets resulting from share transactions	7,636,453
Net increase in net assets	7,757,788

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income of $147,701)	$7,757,788

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Macro International Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

21                         Invesco Macro International Equity Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

22                         Invesco Macro International Equity Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

23                         Invesco Macro International Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the period December 17, 2013 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 0.94%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.43%, 2.18%, 1.68%, 1.18%, 1.18% and 1.18% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period December 17, 2013 (commencement date) through October 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $458,478 and reimbursed class level expenses of $999, $4, $3, $1,000, $33 and $15 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period December 17, 2013 (commencement date) through October 31, 2014, IDI advised the Fund that IDI retained $327 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

24                         Invesco Macro International Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$10,017	$614,608	$—	$624,625
Austria	6,207	12,844	—	19,051
Belgium	6,845	31,677	—	38,522
Brazil	77,223	—	—	77,223
Chile	—	40,339	—	40,339
China	99,462	95,088	—	194,550
Colombia	13,838	—	—	13,838
Czech Republic	11,280	—	—	11,280
Denmark	23,075	26,830	—	49,905
Finland	12,961	33,345	—	46,306
France	25,246	277,552	—	302,798
Germany	179,515	38,230	—	217,745
Greece	5,120	—	—	5,120
Hong Kong	298,456	140,943	—	439,399
Hungary	—	5,718	—	5,718
Indonesia	—	10,591	7,296	17,887
Ireland	29,364	6,439	—	35,803
Italy	24,977	58,966	—	83,943
Japan	31,454	1,412,460	—	1,443,914
Luxembourg	—	11,946	—	11,946
Macau	—	11,769	—	11,769
Malaysia	92,974	182,199	—	275,173
Mexico	56,643	—	—	56,643
Netherlands	18,574	57,453	—	76,027
New Zealand	—	30,896	—	30,896
Norway	25,741	15,964	—	41,705
Philippines	18,331	7,328	—	25,659
Poland	5,957	—	—	5,957
Portugal	—	6,535	—	6,535
Russia	5,241	11,004	—	16,245
Singapore	72,965	143,101	—	216,066
South Africa	166,849	20,915	—	187,764
South Korea	61,809	91,859	—	153,668
Spain	6,223	101,725	—	107,948
Sweden	46,772	105,465	—	152,237

25                         Invesco Macro International Equity Fund

	Level 1	Level 2	Level 3	Total
Switzerland	$9,219	$218,212	$—	$227,431
Taiwan	37,847	357,107	—	394,954
Thailand	17,451	28,277	—	45,728
United Kingdom	234,887	1,127,394	—	1,362,281
United States	384,185	11,019	—	395,204
	2,116,708	5,345,798	7,296	7,469,802
Futures Contracts*	(63,284)	—	—	(63,284)
Total Investments	$2,053,424	$5,345,798	$7,296	$7,406,518

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Market risk:
Futures contracts(a)	$7,874	$(71,158)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the period December 17, 2013 (commencement date) through October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain:
Market risk	$766
Change in Unrealized Appreciation (Depreciation):
Market risk	(63,284)
Total	$(62,518)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$2,045,631

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	22	December-2014	$854,890	$(29,593)
FTSE 100 Index	Long	1	December-2014	104,075	(4,212)
Tokyo Stock Price Index	Long	4	December-2014	476,182	7,874
Hang Seng Index	Short	5	November-2014	(771,847)	(22,204)
Mini MSCI Emerging Markets Index	Short	16	December-2014	(810,880)	(15,149)
Total Futures Contracts — Market Risk					$(63,284)

(a)	Futures collateralized by $195,000 cash held with Goldman Sachs & Co., the futures commission merchant.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Fund.

26                         Invesco Macro International Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income and long-term gain distributions paid during the period December 17, 2013 (commencement date) through October 31, 2014.

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$198,040
Undistributed long-term gain	5,845
Net unrealized appreciation (depreciation) — investments	(28,527)
Net unrealized appreciation (depreciation) — other investments	(15,221)
Temporary book/tax differences	(1,545)
Shares of beneficial interest	7,599,196
Total net assets	$7,757,788

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 17, 2013 (commencement date) through October 31, 2014 was $10,004,882 and $3,006,027, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$397,748
Aggregate unrealized (depreciation) of investment securities	(426,275)
Net unrealized appreciation (depreciation) of investment securities	$(28,527)

Cost of investments for tax purposes is $7,498,329.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and nondeductible stock issuance costs on October 31, 2014, undistributed net investment income was increased by $50,470, undistributed net realized gain was decreased by $13,213 and shares of beneficial interest was decreased by $37,257. This reclassification had no effect on the net assets of the Fund.

27                         Invesco Macro International Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	December 17, 2013 (commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	332,714	$3,329,683
Class C	2,059	20,866
Class R	1,001	10,010
Class Y	322,560	3,225,939
Class R5	91,465	921,027
Class R6	35,001	350,010

Reacquired:
Class A	(12,848)	(131,286)
Class Y	(7,818)	(79,658)
Class R5	(964)	(10,138)
Net increase in share activity	763,170	$7,636,453

(a)	99% of the outstanding shares of the Fund are owned by the Adviser.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14(d)	$10.00	$0.12	$0.03	$0.15	$10.15	1.50%	$3,247	1.42	%(e)	8.20	%(e)	1.29	%(e)	45%
Class C
Year ended 10/31/14(d)	10.00	0.05	0.04	0.09	10.09	0.90	21	2.17	(e)	8.95	(e)	0.54	(e)	45
Class R
Year ended 10/31/14(d)	10.00	0.09	0.04	0.13	10.13	1.30	10	1.67	(e)	8.45	(e)	1.04	(e)	45
Class Y
Year ended 10/31/14(d)	10.00	0.14	0.03	0.17	10.17	1.70	3,202	1.17	(e)	7.95	(e)	1.54	(e)	45
Class R5
Year ended 10/31/14(d)	10.00	0.14	0.04	0.18	10.18	1.80	921	1.17	(e)	7.92	(e)	1.54	(e)	45
Class R6
Year ended 10/31/14(d)	10.00	0.14	0.03	0.17	10.17	1.70	356	1.17	(e)	7.92	(e)	1.54	(e)	45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 17, 2013.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,297, $13, $10, $3,298, $792 and $364 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

28                         Invesco Macro International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Macro International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Macro International Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

29                         Invesco Macro International Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (05/01/14)	Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$975.00	$7.07	$1,018.05	$7.22	1.42%
C	1,000.00	972.10	10.79	1,014.27	11.02	2.17
R	1,000.00	974.00	8.31	1,016.79	8.49	1.67
Y	1,000.00	976.90	5.83	1,019.31	5.96	1.17
R5	1,000.00	977.00	5.83	1,019.31	5.96	1.17
R6	1,000.00	976.90	5.83	1,019.31	5.96	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30                         Invesco Macro International Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Macro International Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board did not consider Fund performance as a relevant factor in considering whether to approve the investment advisory agreement or the sub-advisory contracts for the Fund, as the fund recently began operations and comparative performance information was not available.

C.	Advisory and Sub-Advisory Fees

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

31                         Invesco Macro International Equity Fund

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

32                         Invesco Macro International Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33                         Invesco Macro International Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Macro International Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Macro International Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Macro International Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Macro International Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MIE-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders October 31, 2014

Invesco Macro Long/Short Fund

Nasdaq:
A: LSTAX ▪ C: LSTCX ▪ R: LSTRX ▪ Y: LSTYX ▪ R5: LSTFX ▪ R6: LSTSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Fund Performance
8	Supplemental Information
9	Schedule of Investments
22	Financial Statements
24	Notes to Financial Statements
33	Financial Highlights
34	Auditor's Report
35	Fund Expenses
36	Approval of Investment Advisory and Sub-Advisory Contracts
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Macro Long/Short Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Macro Long/Short Fund

Management’s Discussion of Fund Performance

Performance summary

From the Fund’s inception on December 17, 2013, to the close of the reporting period on October 31, 2014, Class A shares of Invesco Macro Long/Short Fund, at net asset value, underperformed the Barclays 3-Month Treasury Bellwether Index, the Fund’s style-specific index. The main detractors from performance were the tactical overlay as well as the smart beta indexes; the valuation adjustment element contributed to performance.† For the reporting period overall, the Fund performed in line with expectations versus its index, given the specific market environment.

Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes

Cumulative total returns, 12/17/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.20%
Class C Shares	-0.80
Class R Shares	-0.40
Class Y Shares	0.00
Class R5 Shares	0.10
Class R6 Shares	0.00
MSCI All Country World Index▼ (Broad Market Index)	8.65
Barclays 3-Month Treasury Bellwether Index▼ (Style-Specific Index)	0.06
Lipper Alternative Long/Short Equity Index■ (Peer Group Index)	3.21

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

† Beta is a measure of risk representing how a security is expected to respond to general market movements. Smart beta represents an alternative and selection index based methodology that seeks to outperform a benchmark or reduce portfolio risk, or both. Smart beta funds may underperform cap-weighted benchmarks and increase portfolio risk.

Market conditions and your Fund

The reporting period ended October 31, 2014, saw considerable geopolitical volatility and stretched equity valuations – both of which contributed to market volatility, particularly in the latter part of the reporting period.

Global equity markets generally rose during the reporting period on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns. These concerns included worries about potentially negative effects of the US Federal Reserve (the Fed) reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle East weakened the outlook for global growth.

As the reporting period progressed, advanced economies such as the UK and US saw a modest but stronger rebound than in continental Europe, where a nascent recovery stalled. However, we believe a more supportive monetary policy in the eurozone may be positive for equity markets there going forward. Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Consumer spending in Japan has been weak for some time, and retail sales and household spending increased only gradually during the reporting period – although improved corporate earnings were an encouraging sign.

    Equity market performance in emerging markets was mixed during the reporting period. China continued to face headwinds and struggled to balance structural reforms with its desire to maintain satisfactory growth, while many countries in Asia experienced healthy gains.

    Equity markets experienced significant corrections in January and September 2014. Reasons for these corrections included hawkish remarks by the Fed, geopolitical tensions emanating from the Middle East as well as Ukraine and Russia, and weaker macroeconomic reports from emerging markets. The main detractors from Fund performance during the reporting period were our long cash equity holdings as well as aggregate tactical shifts. The tactical overlay, designed to adjust the portfolio to short-term market dynamics, is implemented through the use of futures and swaps. The Fund’s exposure to the US, Hong Kong and emerging markets hurt performance the most. Our tactical signals in February and October 2014 experienced increased short positions triggered mainly by conditional factors related to volatility spikes. These short positions hurt Fund performance, given market rallies in those months.

Portfolio Composition
By sector

Financials	24.3%
Industrials	11.3
Consumer Discretionary	10.3
Consumer Staples	7.4
Materials	5.6
Health Care	5.5
Utilities	5.5
Information Technology	5.4
Energy	3.9
Telecommunication Services	2.7
Money Market Funds
Plus Other Assets Less Liabilities	18.1

Total Net Assets	$13.8 million

Total Number of Holdings*	1,192

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Macro Long/Short Fund

Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage.

Thank you for your investment in Invesco Macro Long/Short Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

5                         Invesco Macro Long/Short Fund

Your Fund’s Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

■	The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.
■	The Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with a maturity of less than three months.
■	The Lipper Alternative Long/Short Equity Index is an unmanaged index considered representative of alternative equity long/short funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Macro Long/Short Fund

Cumulative Total Returns
As of 10/31/14, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	-5.67%

Class C Shares
Inception (12/17/13)	-1.79%

Class R Shares
Inception (12/17/13)	-0.40%

Class Y Shares
Inception (12/17/13)	0.00%

Class R5 Shares
Inception (12/17/13)	0.10%

Class R6 Shares
Inception (12/17/13)	0.00%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.87%, 4.62%, 4.12%, 3.62%, 3.51% and 3.46%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Cumulative Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	-5.01%

Class C Shares
Inception (12/17/13)	-1.10%

Class R Shares
Inception (12/17/13)	0.30%

Class Y Shares
Inception (12/17/13)	0.70%

Class R5 Shares
Inception (12/17/13)	0.70%

Class R6 Shares
Inception (12/17/13)	0.70%

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

7                         Invesco Macro Long/Short Fund

Invesco Macro Long/Short Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategy.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Large capitalization company risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Returns on investments in large capitalization companies could trail the returns on investments in smaller companies.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. The portfolio managers’ use of derivative instruments that provide economic leverage may increase the volatility of the Fund’s net asset value, which may increase the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will likely underperform the broader equity markets in which the Fund invests during market rallies when the Fund’s equity exposure is less than 100% of the Fund’s assets. Such underperformance could be significant during sudden or significant market rallies.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	Small- and mid-capitalization risk.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco Macro Long/Short Fund

Schedule of Investments

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–81.86%
Australia–4.85%
AGL Energy Ltd.	948	$11,356
ALS Ltd.	1,815	9,038
Alumina Ltd.(a)	7,403	10,696
Amcor Ltd.	1,169	12,097
AMP Ltd.	2,318	11,985
APA Group	1,739	12,081
Asciano Ltd.	2,123	11,755
ASX Ltd.	358	11,372
Aurizon Holdings Ltd.	2,792	11,549
AusNet Services	9,526	11,559
Australia and New Zealand Banking Group Ltd.	406	12,016
Bank of Queensland Ltd.	1,069	11,910
Bendigo and Adelaide Bank Ltd.	1,061	11,658
BHP Billiton Ltd.	365	10,894
BlueScope Steel Ltd.(a)	2,313	10,723
Boral Ltd.	2,472	10,950
Brambles Ltd.	1,281	10,789
Caltex Australia Ltd.	451	12,369
Challenger Ltd.	1,765	10,827
Coca-Cola Amatil Ltd.	1,431	11,547
Cochlear Ltd.	191	12,383
Commonwealth Bank of Australia	167	11,878
Computershare Ltd.	1,075	11,655
Crown Resorts Ltd.	882	11,282
CSL Ltd.	172	12,177
Federation Centres	5,061	12,162
Fortescue Metals Group Ltd.	3,446	10,690
Iluka Resources Ltd.	1,528	10,122
Incitec Pivot Ltd.	4,562	11,745
Insurance Australia Group Ltd.	2,117	12,188
Leighton Holdings Ltd.	587	11,416
Lend Lease Group	902	12,473
Macquarie Group Ltd.	222	12,000
Metcash Ltd.	4,852	12,129
National Australia Bank Ltd.	382	11,806
Newcrest Mining Ltd.(a)	1,292	10,311
Novion Property Group(a)	6,543	12,091
Oil Search Ltd.	1,393	10,626
Orica Ltd.	654	11,921
Origin Energy Ltd.	857	10,798
Primary Health Care Ltd.	2,905	11,938
Qantas Airways Ltd.(a)	8,636	12,842
QBE Insurance Group Ltd.	1,042	10,606
Ramsay Health Care Ltd.	253	11,673
Santos Ltd.	907	10,337
Seek Ltd.	757	11,097
Sonic Healthcare Ltd.	741	12,223
Suncorp Group Ltd.	876	11,331

	Shares	Value
Australia–(continued)
Tabcorp Holdings Ltd.	3,609	$12,962
Tatts Group Ltd.	4,100	12,557
Telstra Corp. Ltd.	2,395	11,893
Toll Holdings Ltd.	2,296	11,499
Treasury Wine Estates Ltd.	2,733	11,183
Wesfarmers Ltd.	302	11,776
Westpac Banking Corp.	391	12,022
Woodside Petroleum Ltd.	310	10,982
Woolworths Ltd.	369	11,721
WorleyParsons Ltd.	807	9,673
		667,339

Austria–0.15%
Erste Group Bank AG	301	7,686
OMV AG	211	6,642
Voestalpine AG	159	6,367
		20,695

Belgium–0.32%
Ageas	228	7,613
Anheuser-Busch InBev N.V.	70	7,757
Delhaize Group S.A.	108	7,389
KBC Groep N.V.(a)	139	7,464
Solvay S.A.	48	6,548
UCB S.A.	85	6,867
		43,638

Brazil–0.68%
Ambev S.A.	1,100	7,280
BRF S.A.	315	8,198
Cia Brasileira de Distribuicao–Preference Shares	163	6,834
Cielo S.A.	408	6,700
Grupo BTG Pactual(b)	400	5,061
Hypermarcas S.A.(a)	975	6,811
Itausa-Investimentos Itau S.A.–Preference Shares	1,515	6,047
Lojas Americanas S.A.–Preference Shares	1,032	6,089
M Dias Branco S.A.	163	6,338
Multiplan Empreendimentos Imobiliarios S.A.	338	6,990
Tractebel Energia S.A.	455	6,197
Transmissora Alianca de Energia Eletrica S.A.(c)	705	5,235
Ultrapar Participacoes S.A.	350	7,634
WEG S.A.	680	8,021
		93,435

Chile–0.33%
Banco de Chile	70,602	8,674
Banco Santander Chile	123,690	6,570
Empresa Nacional de Electricidad S.A.	4,994	7,735
Empresas COPEC S.A.	610	7,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Macro Long/Short Fund

	Shares	Value
Chile–(continued)
Enersis S.A.	23,575	$7,460
S.A.C.I. Falabella	960	7,237
		45,071

China–1.55%
AAC Technologies Holdings Inc.	1,784	10,861
Agricultural Bank of China Ltd.–Class H	15,000	6,963
Bank of China Ltd.–Class H	18,000	8,604
Bank of Communications Co. Ltd.–Class H	10,000	7,572
Belle International Holdings Ltd.	10,000	12,727
China Construction Bank Corp.–Class H	11,000	8,199
China Mobile Ltd.	375	4,666
CNOOC Ltd.	3,000	4,696
ENN Energy Holdings Ltd.	1,167	7,569
Evergrande Real Estate Group Ltd.	28,704	11,107
GCL-Poly Energy Holdings Ltd.(a)	29,555	9,985
Hengan International Group Co. Ltd.	1,817	19,350
Industrial and Commercial Bank of China Ltd.–Class H	12,000	7,938
Kunlun Energy Co. Ltd.	4,000	5,376
People’s Insurance Co. (Group) of China Ltd.–Class H	15,737	6,798
PetroChina Co. Ltd.–Class H	6,000	7,541
Shanghai Industrial Holdings Ltd.	2,217	6,833
Shimao Property Holdings Ltd.	5,609	12,064
SOHO China Ltd.	8,500	6,237
Sun Art Retail Group Ltd.	10,000	10,725
Tencent Holdings Ltd.	748	11,922
Tingyi (Cayman Islands) Holding Corp.	5,034	12,632
Want Want China Holdings Ltd.	9,068	12,531
		212,896

Colombia–0.11%
Bancolombia S.A.–Preference Shares	522	7,337
Grupo de Inversiones Suramericana S.A.	376	7,817
		15,154

Czech Republic–0.09%
Komercni Banka A.S.	30	6,426
O2 Czech Republic A.S.	549	6,133
		12,559

Denmark–0.41%
A. P. Moller-Maersk A/S–Class B	4	9,320
Carlsberg A/S–Class B	103	9,069
Coloplast A/S–Class B	115	10,021
Danske Bank A/S	368	10,104
Novo Nordisk A/S–Class B	210	9,491
Vestas Wind Systems A/S(a)	255	8,535
		56,540

Finland–0.37%
Fortum Oyj	289	6,704
Kone Oyj–Class B	178	7,661

	Shares	Value
Finland–(continued)
Nokia Oyj	854	$7,127
Sampo Oyj–Class A	147	7,042
Stora Enso Oyj–Class R	882	7,283
UPM-Kymmene Oyj	498	7,893
Wartsila OYJ Abp	153	7,086
		50,796

France–2.44%
Accor S.A.	159	6,688
Air Liquide S.A.	58	7,006
Airbus Group N.V.	114	6,824
Alcatel-Lucent(a)	2,180	6,705
Alstom S.A.(a)	204	7,111
Arkema S.A.	101	6,245
AXA S.A.	293	6,770
BNP Paribas S.A.	112	7,062
Bouygues S.A.	217	7,513
Bureau Veritas S.A.	321	7,954
Cap Gemini S.A.	107	7,048
Carrefour S.A.	218	6,390
Casino Guichard-Perrachon S.A.	62	6,373
Christian Dior S.A.	40	7,089
Cie Generale des Etablissements Michelin	73	6,348
Compagnie de Saint-Gobain	155	6,666
Credit Agricole S.A.	513	7,618
Danone	104	7,066
Dassault Systemes	118	7,478
Edenred	263	7,295
Electricite de France S.A.	237	7,006
Essilor International S.A.	69	7,628
GDF Suez	294	7,137
Kering	37	7,155
L’Oreal S.A.	43	6,756
Lafarge S.A.	103	7,164
Legrand S.A.	127	6,841
LVMH Moet Hennessy Louis Vuitton S.A.	40	6,801
Orange S.A.	508	8,084
Pernod Ricard S.A.	64	7,299
Publicis Groupe S.A.	102	7,078
Renault S.A.	98	7,300
Safran S.A.	116	7,364
Sanofi	70	6,484
Schneider Electric S.E.	93	7,362
SCOR S.E.	227	6,964
Societe Generale S.A.	140	6,773
Sodexo	75	7,224
Suez Environnement Co.	430	7,247
Technip S.A.	89	6,455
Total S.A.	116	6,922
Unibail-Rodamco S.E.	28	7,183
Valeo S.A.	57	6,406
Vallourec S.A.	157	5,781

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Macro Long/Short Fund

	Shares	Value
France–(continued)
Veolia Environnement S.A.	397	$6,646
Vinci S.A.	126	7,210
Vivendi S.A.	300	7,339
Zodiac Aerospace	226	6,892
		335,750

Germany–1.76%
adidas AG	94	6,838
Allianz S.E.	42	6,668
BASF S.E.	75	6,601
Bayer AG	53	7,535
Bayerische Motoren Werke AG	60	6,419
Beiersdorf AG	81	6,553
Brenntag AG	147	7,118
Commerzbank AG(a)	476	7,167
Continental AG	33	6,478
Daimler AG	91	7,073
Deutsche Bank AG	212	6,609
Deutsche Boerse AG	103	7,035
Deutsche Lufthansa AG	443	6,545
Deutsche Post AG	221	6,939
Deutsche Telekom AG	452	6,808
E.ON S.E.	400	6,882
Fresenius Medical Care AG & Co. KGaA	107	7,844
Fresenius S.E. & Co. KGaA	159	8,179
GEA Group AG	173	7,964
HeidelbergCement AG	106	7,215
Henkel AG & Co. KGaA–Preference Shares	69	6,812
Infineon Technologies AG	653	6,334
K+S AG	234	6,529
LANXESS AG	113	5,874
Linde AG	37	6,822
Merck KGaA	86	7,767
Metro AG(a)	217	6,912
Muenchener Rueckversicherungs–Gesellschaft AG	37	7,272
Porsche Automobil Holding S.E.–Preference Shares	85	6,964
ProSiebenSat.1 Media AG	165	6,656
RWE AG	181	6,410
SAP S.E.	100	6,797
Siemens AG	60	6,760
ThyssenKrupp AG(a)	279	6,704
Volkswagen AG–Preference Shares	33	7,037
		242,120

Greece–0.04%
National Bank of Greece S.A.(a)	2,376	5,717

Hong Kong–3.72%
AIA Group Ltd.	2,000	11,154
ASM Pacific Technology Ltd.	1,100	12,099
Bank of East Asia, Ltd. (The)	2,800	11,698
Cheung Kong (Holdings) Ltd.	1,000	17,719

	Shares	Value
Hong Kong–(continued)
Cheung Kong Infrastructure Holdings Ltd.	2,000	$14,597
China Gas Holdings Ltd.	6,000	10,953
CLP Holdings Ltd.	1,500	12,911
Dairy Farm International Holdings Ltd.	900	8,655
Esprit Holdings Ltd.	7,300	9,225
First Pacific Co. Ltd.	10,000	10,793
Galaxy Entertainment Group Ltd.	2,000	13,655
Hang Lung Group Ltd.	2,000	10,058
Hang Lung Properties Ltd.	4,000	12,482
Hang Seng Bank Ltd.	700	11,861
Henderson Land Development Co. Ltd.	2,100	14,203
HKT Trust and HKT Ltd.	9,000	10,967
Hong Kong & China Gas Co. Ltd.	5,400	12,603
Hong Kong Exchanges & Clearing Ltd.	500	11,071
Hongkong Land Holdings Ltd.	2,000	13,940
Hutchison Whampoa Ltd.	1,000	12,675
Hysan Development Co. Ltd.	2,000	9,117
Jardine Strategic Holdings Ltd.	500	17,815
Kerry Properties Ltd.	3,500	12,111
Li & Fung Ltd.	10,000	12,248
Link REIT (The)	2,000	11,747
MTR Corp. Ltd.	3,000	12,291
New World Development Co. Ltd.	9,000	11,303
Noble Group Ltd.	10,000	9,330
NWS Holdings Ltd.	6,000	11,370
Power Assets Holdings Ltd.	1,500	14,478
Sands China Ltd.	2,000	12,456
Shangri-La Asia Ltd.	8,000	11,616
Sino Land Co. Ltd.	6,000	9,919
SJM Holdings Ltd.	5,000	10,561
Sun Hung Kai Properties Ltd.	1,000	14,906
Swire Pacific Ltd.–Class A	1,000	13,114
Swire Properties Ltd.	3,600	11,536
Techtronic Industries Co. Ltd.	4,000	12,508
VTech Holdings Ltd.	1,000	12,521
Wharf Holdings Ltd. (The)	2,000	14,762
Wheelock and Co. Ltd.	2,000	9,736
Yue Yuen Industrial (Holdings) Ltd.	4,000	13,485
		512,249

Hungary–0.05%
MOL Hungarian Oil and Gas PLC	134	6,385

Indonesia–0.14%
Golden Agri-Resources Ltd.	29,000	11,812
PT Trada Maritime Tbk(a)	59,000	8,107
		19,919

Ireland–0.29%
CRH PLC	324	7,194
Kerry Group PLC–Class A	104	7,062
Shire PLC	382	25,441
		39,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro Long/Short Fund

	Shares	Value
Italy–0.67%
Assicurazioni Generali S.p.A.	327	$6,702
Atlantia S.p.A.	294	6,926
Enel S.p.A.	1,396	7,129
Eni S.p.A.	297	6,327
Intesa Sanpaolo S.p.A.	2,454	7,204
Luxottica Group S.p.A.	135	6,873
Prada S.p.A.	1,700	10,594
Saipem S.p.A.(a)	349	5,475
Snam S.p.A.	1,308	7,073
Telecom Italia S.p.A.(a)	6,173	6,981
Terna-Rete Elettrica Nazionale S.p.A.	1,484	7,481
UniCredit S.p.A.	880	6,363
Unione di Banche Italiane S.C.p.A.	841	6,595
		91,723

Japan–11.79%
Aeon Co., Ltd.	700	7,047
Aisin Seiki Co., Ltd.	200	6,707
Amada Co., Ltd.	800	7,133
ANA Holdings Inc.	3,000	7,187
Aozora Bank, Ltd.	2,000	7,140
Asahi Glass Co., Ltd.	1,000	5,275
Asahi Group Holdings, Ltd.	200	6,261
Asahi Kasei Corp.	1,000	8,308
ASICS Corp.	300	6,908
Astellas Pharma Inc.	400	6,319
Bank of Kyoto, Ltd. (The)	1,000	8,752
Bank of Yokohama, Ltd. (The)	1,000	5,833
Benesse Holdings, Inc.	200	6,344
Bridgestone Corp.	200	6,685
Brother Industries, Ltd.	300	5,493
Canon Inc.	200	6,160
Casio Computer Co., Ltd.	500	8,052
Chiba Bank, Ltd. (The)	1,000	7,158
Chubu Electric Power Co., Inc.(a)	600	7,230
Chugai Pharmaceutical Co., Ltd.	200	6,081
Chugoku Bank, Ltd. (The)	400	6,023
Chugoku Electric Power Co., Inc. (The)	600	8,013
Credit Saison Co., Ltd.	300	6,383
Dai Nippon Printing Co., Ltd.	1,000	9,969
Dai-ichi Life Insurance Co. Ltd. (The)	400	6,088
Daihatsu Motor Co., Ltd.	400	5,577
Daiichi Sankyo Co., Ltd.	500	7,564
Daikin Industries, Ltd.	100	6,297
Daito Trust Construction Co., Ltd.	100	12,630
Daiwa House Industry Co., Ltd.	500	9,637
Daiwa Securities Group Inc.	1,000	7,972
Denso Corp.	100	4,658
Dentsu Inc.	200	7,496
East Japan Railway Co.	100	7,909
Eisai Co., Ltd.	200	7,836
Electric Power Development Co., Ltd.	200	6,919

	Shares	Value
Japan–(continued)
FamilyMart Co., Ltd.	200	$8,019
Fuji Heavy Industries Ltd.	200	6,787
Fuji Media Holdings, Inc.	400	5,456
FUJIFILM Holdings Corp.	200	6,566
Fujitsu Ltd.	1,000	6,121
Fukuoka Financial Group, Inc.	1,000	5,192
GungHo Online Entertainment, Inc.	1,300	5,328
Gunma Bank, Ltd. (The)	1,000	6,333
Hachijuni Bank, Ltd. (The)	1,000	6,218
Hamamatsu Photonics K. K.	100	4,627
Hankyu Hanshin Holdings, Inc.	1,000	6,023
Hino Motors, Ltd.	400	5,879
Hiroshima Bank, Ltd. (The)	1,000	5,075
Hisamitsu Pharmaceutical Co., Inc.	200	6,762
Hitachi, Ltd.	1,000	8,030
Hokuhoku Financial Group, Inc.	3,000	5,955
Hokuriku Electric Power Co.	600	8,175
Honda Motor Co., Ltd.	200	6,364
Hoya Corp.	200	7,313
Hulic Co. Ltd.	700	7,819
Idemitsu Kosan Co., Ltd.	300	5,940
IHI Corp.	1,000	4,938
INPEX Corp.	600	7,691
Isetan Mitsukoshi Holdings Ltd.	600	8,251
Isuzu Motors Ltd.	600	8,031
ITOCHU Corp.	600	7,347
Iyo Bank, Ltd. (The)	700	7,582
J. Front Retailing Co., Ltd.	600	8,048
Japan Airlines Co. Ltd.	200	5,330
Japan Exchange Group Inc.	300	7,525
Japan Prime Realty Investment Corp.	2	7,412
Japan Real Estate Investment Corp.	1	5,414
Japan Retail Fund Investment Corp.	3	6,028
Japan Tobacco, Inc.	200	6,930
JFE Holdings, Inc.	300	6,008
Joyo Bank, Ltd. (The)	1,000	5,434
JSR Corp.	500	9,114
JTEKT Corp.	500	8,099
JX Holdings, Inc.	1,400	6,082
Kajima Corp.	1,000	4,544
Kansai Electric Power Co., Inc. (The)(a)	800	7,978
Kao Corp.	200	7,673
Kawasaki Heavy Industries, Ltd.	2,000	7,941
KDDI Corp.	100	6,443
Keikyu Corp.	1,000	8,407
Keio Corp.	1,000	7,700
Keisei Electric Railway Co., Ltd.	1,000	11,900
Kintetsu Corp.	2,000	7,017
Kirin Holdings Co., Ltd.	600	7,844
Kobe Steel, Ltd.	5,000	8,052
Komatsu Ltd.	300	7,210
Konica Minolta Inc.	600	6,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro Long/Short Fund

	Shares	Value
Japan–(continued)
Kuraray Co., Ltd.	600	$7,044
Kurita Water Industries Ltd.	300	6,472
Kyocera Corp.	100	4,693
Kyowa Hakko Kirin Co., Ltd.	1,000	11,712
Kyushu Electric Power Co. Inc.(a)	700	7,661
Lawson, Inc.	100	6,838
LIXIL Group Corp.	300	6,623
Makita Corp.	100	5,859
Marubeni Corp.	1,000	6,503
Marui Group Co., Ltd.	900	7,681
Mazda Motor Corp.	300	7,209
Medipal Holdings Corp.	600	6,764
MEIJI Holdings Co., Ltd.	100	8,524
Mitsubishi Chemical Holdings Corp.	1,500	7,519
Mitsubishi Corp.	300	5,982
Mitsubishi Gas Chemical Co., Inc.	1,000	6,026
Mitsubishi Heavy Industries, Ltd.	1,000	6,351
Mitsubishi Materials Corp.	2,000	6,358
Mitsubishi Motors Corp.	600	6,317
Mitsubishi Tanabe Pharma Corp.	400	6,152
Mitsubishi UFJ Financial Group, Inc.	1,200	7,156
Mitsui & Co., Ltd.	400	6,129
Mitsui Chemicals Inc.	2,000	5,926
Mitsui O.S.K. Lines, Ltd.	2,000	6,365
Mizuho Financial Group, Inc.	3,400	6,196
MS&AD Insurance Group Holdings, Inc.	300	6,584
Murata Manufacturing Co., Ltd.	100	11,374
Nagoya Railroad Co., Ltd.	2,000	8,777
Namco Bandai Holdings Inc.	200	4,948
NEC Corp.	2,000	7,212
NGK Spark Plug Co., Ltd.	200	5,307
Nidec Corp.	100	6,572
Nikon Corp.	400	5,487
Nintendo Co., Ltd.	100	10,879
Nippon Building Fund Inc.	1	5,548
Nippon Express Co., Ltd.	1,000	4,447
Nippon Prologis REIT Inc.	3	6,925
Nippon Steel & Sumitomo Metal Corp.	2,000	5,365
Nippon Telegraph & Telephone Corp.	100	6,248
Nippon Television Holdings, Inc.	400	6,124
Nippon Yusen Kabushiki Kaisha	2,000	5,280
Nissan Motor Co., Ltd.	700	6,480
Nisshin Seifun Group Inc.	600	5,990
Nissin Foods Holdings Co., Ltd.	100	5,345
Nitori Holdings Co., Ltd.	100	6,437
Nitto Denko Corp.	100	5,512
NKSJ Holdings, Inc.	300	7,699
Nomura Holdings, Inc.	1,100	6,898
Nomura Research Institute, Ltd.	200	6,658
NTT Data Corp.	200	7,865
NTT DoCoMo, Inc.	500	8,385

	Shares	Value
Japan–(continued)
Obayashi Corp.	1,000	$7,032
Odakyu Electric Railway Co., Ltd.	1,000	9,505
Oji Holdings Corp.	2,000	7,220
Olympus Corp.(a)	200	7,314
OMRON Corp.	100	4,852
Ono Pharmaceutical Co. Ltd.	100	10,251
ORIX Corp.	400	5,601
Osaka Gas Co., Ltd.	2,000	8,061
Otsuka Holdings Co., Ltd.	200	7,171
Panasonic Corp.	600	7,239
Rakuten Inc.	600	6,861
Renesas Electronics Corp.(a)	800	6,331
Resona Holdings, Inc.	1,200	6,981
Ricoh Co., Ltd.	700	7,422
Rinnai Corp.	100	8,955
Rohm Co. Ltd.	100	6,227
Santen Pharmaceutical Co., Ltd.	100	6,003
SECOM Co., Ltd.	100	6,200
Sega Sammy Holdings Inc.	500	8,000
Seiko Epson Corp.	100	4,736
Sekisui Chemical Co., Ltd.	1,000	12,433
Sekisui House, Ltd.	600	7,509
Seven & I Holdings Co., Ltd.	200	7,898
Sharp Corp.(a)	2,000	5,118
Shikoku Electric Power Co. Inc.(a)	600	8,297
Shimadzu Corp.	1,000	8,874
Shimamura Co., Ltd.	100	8,834
Shimano Inc.	100	13,443
Shimizu Corp.	1,000	7,484
Shin-Etsu Chemical Co., Ltd.	100	6,506
Shinsei Bank, Ltd.	3,000	6,751
Shionogi & Co., Ltd.	300	7,800
Shiseido Co., Ltd.	500	8,364
Shizuoka Bank, Ltd. (The)	1,000	10,460
SoftBank Corp.	100	7,411
Sony Corp.	500	10,076
Sony Financial Holdings Inc.	500	8,071
Stanley Electric Co., Ltd.	300	6,170
Sumitomo Chemical Co., Ltd.	2,000	6,982
Sumitomo Corp.	600	6,495
Sumitomo Electric Industries, Ltd.	400	5,500
Sumitomo Heavy Industries, Ltd.	1,000	5,651
Sumitomo Mitsui Financial Group, Inc.	200	8,131
Sumitomo Mitsui Trust Holdings, Inc.	1,000	4,124
Suntory Beverage & Food Ltd.	200	7,209
Suruga Bank Ltd.	300	6,338
Suzuken Co., Ltd.	200	5,461
Suzuki Motor Corp.	200	6,800
Sysmex Corp.	200	8,798
T&D Holdings, Inc.	600	7,845
Taiheiyo Cement Corp.	2,000	7,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Macro Long/Short Fund

	Shares	Value
Japan–(continued)
Taisei Corp.	1,000	$5,651
Taisho Pharmaceutical Holdings Co. Ltd.	100	7,113
Takashimaya Co., Ltd.	1,000	8,356
Takeda Pharmaceutical Co. Ltd.	100	4,363
TDK Corp.	100	5,770
Teijin Ltd.	3,000	7,320
Terumo Corp.	300	7,625
THK Co., Ltd.	300	7,652
Tobu Railway Co., Ltd.	1,000	5,112
Toho Co., Ltd.	300	6,951
Toho Gas Co., Ltd.	1,000	5,505
Tohoku Electric Power Co., Inc.	700	8,854
Tokio Marine Holdings, Inc.	200	6,482
Tokyo Electric Power Co. Inc.(a)	1,800	6,537
Tokyo Electron Ltd.	100	6,206
Tokyo Gas Co., Ltd.	1,000	5,821
Tokyo Tatemono Co., Ltd.	1,000	8,810
Tokyu Corp.	1,000	6,674
Tokyu Fudosan Holdings, Corp.	1,000	7,115
TonenGeneral Sekiyu K.K.	1,000	8,816
Toppan Printing Co. Ltd.	1,000	6,893
Toray Industries, Inc.	1,000	6,773
Toshiba Corp.	1,000	4,467
TOTO Ltd.	1,000	11,296
Toyo Seikan Group Holdings Ltd.	600	7,370
Toyo Suisan Kaisha, Ltd.	200	6,912
Toyota Industries Corp.	100	4,801
Toyota Motor Corp.	100	6,016
Toyota Tsusho Corp.	300	7,627
Trend Micro Inc.	200	6,773
Unicharm Corp.	300	7,027
United Urban Investment Corp.	5	7,905
West Japan Railway Co.	100	4,827
Yahoo Japan Corp.	1,700	6,019
Yakult Honsha Co., Ltd.	100	5,565
Yamada Denki Co., Ltd.	2,200	7,070
Yamaguchi Financial Group, Inc.	1,000	9,629
Yamaha Motor Co. Ltd.	300	5,775
Yamato Holdings Co., Ltd.	300	6,468
Yaskawa Electric Corp.	600	7,859
Yokogawa Electric Corp.	600	8,493
		1,622,640

Luxembourg–0.10%
ArcelorMittal S.A.	516	6,764
Tenaris S.A.	333	6,588
		13,352

Macau–0.09%
Wynn Macau, Ltd.	3,487	12,825

Malaysia–2.24%
Alliance Financial Group Berhad	5,100	7,456
AMMB Holdings Berhad	6,623	13,665

	Shares	Value
Malaysia–(continued)
Axiata Group Berhad	9,768	$20,992
British American Tobacco Malaysia Berhad	412	8,705
Bumi Armada Berhad	14,515	6,928
CIMB Group Holdings Berhad	5,031	9,949
DiGi.Com Berhad	6,000	11,351
Gamuda Berhad	5,500	8,561
Genting Berhad	3,131	9,314
Genting Malaysia Berhad	5,500	7,218
Hap Seng Consolidated Berhad	8,000	10,682
Hong Leong Bank Berhad	3,100	13,778
IHH Healthcare Berhad	6,221	9,361
IJM Corp. Berhad	4,779	10,065
IOI Corp. Berhad	5,700	8,473
Kuala Lumpur Kepong Berhad	1,300	9,090
Malayan Banking Berhad	4,919	14,505
Maxis Berhad	7,181	14,755
MISC Berhad	3,224	6,771
Petronas Chemicals Group Berhad	6,000	11,243
Petronas Dagangan Berhad	1,100	6,841
Petronas Gas Berhad	1,200	8,232
Public Bank Berhad	2,285	12,894
RHB Capital Berhad	3,300	8,828
SapuraKencana Petroleum Berhad	5,216	5,445
Sime Darby Berhad	6,605	19,467
Telekom Malaysia Berhad	4,791	10,544
Tenaga Nasional Berhad	2,122	8,618
UMW Holdings Berhad	2,307	8,215
YTL Corp. Berhad	13,832	6,980
		308,926

Mexico–0.44%
America Movil S.A.B. de C.V.–Series L	5,440	6,653
Arca Continental S.A.B. de C.V.	1,032	6,644
Cemex S.A.B. de C.V.–Series CPO(a)(d)	5,134	6,329
Coca-Cola Femsa, S.A.B. de C.V.–Series L	600	6,354
Fibra Uno Administracion S.A. de C.V.	1,900	6,595
Fomento Economico Mexicano, S.A.B. de C.V. Series BD(e)	800	7,707
Grupo Financiero Banorte S.A.B. de C.V.–Class O	1,000	6,409
Grupo Televisa S.A.B.–Series CPO(f)	1,000	7,245
Wal-Mart de Mexico S.A.B. de C.V.–Series V	2,824	6,549
		60,485

Netherlands–0.67%
Aegon N.V.	871	7,099
Akzo Nobel N.V.	103	6,856
ASML Holding N.V.	74	7,384
Gemalto N.V.	82	6,269
Heineken Holding N.V.	114	7,384
Heineken N.V.	107	7,990
Koninklijke Ahold N.V.	417	6,977
Koninklijke DSM N.V.	109	6,834
Koninklijke KPN N.V.	2,331	7,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Macro Long/Short Fund

	Shares	Value
Netherlands–(continued)
Koninklijke Philips N.V.	248	$6,937
Randstad Holding N.V.	140	6,183
Reed Elsevier N.V.	325	7,488
Wolters Kluwer N.V.	259	6,918
		91,973

New Zealand–0.25%
Auckland International Airport Ltd.	3,825	11,771
Fletcher Building Ltd.	1,617	10,874
Spark New Zealand Ltd.	4,663	11,497
		34,142

Norway–0.34%
DNB ASA	560	10,286
Orkla ASA	1,105	8,444
Statoil ASA	359	8,204
Telenor ASA	466	10,473
Yara International ASA	210	9,664
		47,071

Philippines–0.21%
Ayala Corp.	430	6,611
Bank of the Philippine Islands	3,300	6,985
BDO Unibank, Inc.	3,190	6,966
Philippine Long Distance Telephone Co.	115	8,026
		28,588

Poland–0.05%
Powszechna Kasa Oszczednosci Bank Polski S.A.	598	6,646

Portugal–0.05%
Energias de Portugal, S.A.	1,585	6,833

Russia–0.13%
LUKOIL OAO–ADR	119	5,851
Rosneft Oil Co.–REGS–GDR(g)	1,057	5,888
Surgutneftegas OAO–ADR	987	6,503
		18,242

Singapore–1.76%
Ascendas REIT	7,000	12,203
CapitaLand Ltd.	4,000	9,923
CapitaMall Trust	8,000	12,308
City Developments Ltd.	2,000	14,739
ComfortDelGro Corp. Ltd.	6,000	12,329
DBS Group Holdings Ltd.	1,000	14,449
Genting Singapore PLC	13,000	11,130
Global Logistic Properties Ltd.	5,000	10,725
Keppel Corp. Ltd.	1,000	7,378
Oversea-Chinese Banking Corp. Ltd.	1,000	7,698
SembCorp Industries Ltd.	3,000	11,392
SembCorp Marine Ltd.	4,000	11,332
Singapore Airlines Ltd.	1,000	7,705
Singapore Exchange Ltd.	2,000	10,917
Singapore Press Holdings Ltd.	4,000	13,359

	Shares	Value
Singapore–(continued)
Singapore Technologies Engineering Ltd.	4,000	$11,694
Singapore Telecommunications Ltd.	4,000	11,768
Suntec REIT	8,000	11,115
United Overseas Bank Ltd.	1,000	17,945
UOL Group Ltd.	2,000	10,061
Wilmar International Ltd.	5,000	12,453
		242,623

South Africa–1.52%
Aspen Pharmacare Holdings Ltd.	215	7,672
Barclays Africa Group Ltd.	517	8,166
Bidvest Group Ltd.	316	8,694
Coronation Fund Managers Ltd.	719	6,227
Discovery Ltd.	752	6,843
Exxaro Resources Ltd.	564	5,882
FirstRand Ltd.	1,762	7,543
Growthpoint Properties Ltd.	3,814	9,253
Investec Ltd.	755	6,895
Liberty Holdings Ltd.	706	8,173
Mediclinic International Ltd.	779	6,959
MMI Holdings Ltd.	2,631	6,726
Mr. Price Group Ltd.	359	7,428
MTN Group Ltd.	323	7,148
Nedbank Group Ltd.	351	7,648
Netcare Ltd.	2,323	7,026
Rand Merchant Insurance Holdings Ltd.	2,332	8,316
Redefine Properties Ltd.	8,527	7,736
Remgro Ltd.	335	7,686
Sanlam Ltd.	1,079	6,816
Sasol Ltd.	160	7,996
Shoprite Holdings Ltd.	566	8,202
SPAR Group Ltd. (The)	621	7,265
Standard Bank Group Ltd.	616	7,758
Steinhoff International Holdings Ltd.	1,413	7,228
Tiger Brands Ltd.	236	7,098
Tsogo Sun Holdings Ltd.	3,005	7,549
Vodacom Group Ltd.	543	6,591
		208,524

South Korea–1.24%
BS Financial Group Inc.	404	6,279
Daewoo Securities Co., Ltd.(a)	739	7,759
Dongbu Insurance Co., Ltd.	120	6,725
GS Holdings	218	8,454
Hankook Tire Co. Ltd.	351	7,116
Hyundai Engineering & Construction Co. Ltd.	115	5,230
Hyundai Marine & Fire Insurance Co., Ltd.	285	7,533
Kia Motors Corp.	115	5,606
Korea Investment Holdings Co., Ltd.	151	7,643
KT Corp.	203	6,230
KT&G Corp.	81	7,200
Kumho Petrochemical Co., Ltd.	92	6,643

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Macro Long/Short Fund

	Shares	Value
South Korea–(continued)
LG Chem Ltd.	27	$5,023
LG Corp.	114	6,784
LG Electronics Inc.	104	6,354
POSCO	25	7,185
S-Oil Corp.	217	8,231
Samsung Card Co., Ltd.	149	6,413
Samsung Electro-Mechanics Co., Ltd.	133	6,040
Samsung Electronics Co., Ltd.	6	6,950
Samsung Fire & Marine Insurance Co., Ltd.	26	7,006
Samsung Life Insurance Co., Ltd.	72	7,856
Samsung Securities Co., Ltd.	150	6,717
Samsung Techwin Co., Ltd.	226	6,905
Woori Investment & Securities Co., Ltd.	619	6,788
		170,670

Spain–0.87%
Abertis Infraestructuras S.A.	346	7,208
Amadeus IT Holding S.A.–Class A	202	7,431
Banco Bilbao Vizcaya Argentaria, S.A.	595	6,653
Banco de Sabadell S.A.	2,274	6,574
Banco Popular Espanol S.A.	1,088	6,242
Banco Santander S.A.(a)	729	6,432
Bankia S.A.(a)	3,893	6,973
CaixaBank S.A.	1,224	6,689
Enagas S.A.	230	7,724
Ferrovial S.A.	365	7,468
Gas Natural SDG, S.A.	262	7,570
Grifols S.A.	176	7,170
Iberdrola S.A.	1,041	7,364
Industria de Diseno Textil, S.A.	259	7,293
Red Electrica Corp. S.A.	87	7,604
Repsol S.A.	288	6,441
Telefonica S.A.	464	6,974
		119,810

Sweden–1.23%
Assa Abloy AB–Class B	196	10,423
Atlas Copco AB–Class A	355	10,256
Hennes & Mauritz AB–Class B	243	9,674
Hexagon AB–Class B	325	10,937
Investor AB–Class B	290	10,375
Nordea Bank AB	740	9,490
Sandvik AB	875	9,621
Skandinaviska Enskilda Banken AB–Class A	780	10,008
Skanska AB–Class B	501	10,231
SKF AB–Class B	462	9,273
Svenska Cellulosa AB–Class B	414	9,280
Svenska Handelsbanken AB–Class A	214	10,204
Swedbank AB–Class A	396	10,473
Swedish Match AB	312	10,144
Telefonaktiebolaget LM Ericsson–Class B	774	9,151
TeliaSonera AB	1,431	9,919

	Shares	Value
Sweden–(continued)
Volvo AB–Class B	887	$10,240
		169,699

Switzerland–1.89%
ABB Ltd.	449	9,846
Actelion Ltd.	82	9,735
Adecco S.A	141	9,553
Cie Financiere Richemont S.A.	117	9,857
Credit Suisse Group AG	349	9,296
Geberit AG	29	9,894
Givaudan S.A.	6	10,011
Glencore PLC	5,617	28,802
Holcim Ltd.	136	9,643
Julius Baer Group Ltd.	227	9,945
Kuehne + Nagel International AG	77	10,032
Nestle S.A.	134	9,804
Novartis AG	109	10,109
Roche Holding AG	35	10,337
Schindler Holding AG–Participation Ctfs.	69	9,654
SGS S.A.	5	10,986
Sika AG	3	10,720
STMicroelectronics N.V.	946	6,331
Swatch Group AG (The)	20	9,481
Swiss Re AG	120	9,704
Swisscom AG	18	10,609
Syngenta AG	31	9,607
TE Connectivity Ltd.	109	6,663
UBS AG	546	9,489
Zurich Insurance Group AG	35	10,592
		260,700

Taiwan–3.26%
Asia Cement Corp.	7,450	9,602
Cathay Financial Holding Co., Ltd.	4,758	7,858
Chailease Holding Co. Ltd.	3,000	7,399
Chang Hwa Commercial Bank	18,472	11,629
Cheng Shin Rubber Industry Co., Ltd.	4,000	9,337
Cheng Uei Precision Industry Co., Ltd.	4,434	7,399
Chicony Electronics Co., Ltd.	2,697	7,756
China Development Financial Holding Corp.	31,224	10,027
China Life Insurance Co., Ltd.	9,498	8,280
China Steel Chemical Corp.	1,400	7,623
China Steel Corp.	14,409	12,410
Chunghwa Telecom Co., Ltd.	6,551	19,941
CTBC Financial Holding Co. Ltd.	13,420	9,402
E.Sun Financial Holding Co. Ltd.	15,159	9,591
Far Eastern Department Stores Ltd.	10,000	9,025
Far Eastern New Century Corp.	8,521	8,950
Far EasTone Telecommunications Co., Ltd.	4,267	9,430
First Financial Holding Co., Ltd.	20,843	12,814
Formosa Chemicals & Fibre Corp.	4,267	10,037
Formosa Petrochemical Corp.	4,000	9,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Macro Long/Short Fund

	Shares	Value
Taiwan–(continued)
Formosa Plastics Corp.	3,734	$8,662
Foxconn Technology Co. Ltd.	3,920	10,451
Fubon Financial Holding Co. Ltd.	5,301	8,970
Highwealth Construction Corp.	3,726	6,449
Hon Hai Precision Industry Co., Ltd.	2,790	8,819
Hua Nan Financial Holdings Co., Ltd.	19,000	11,244
King’s Town Bank Co. Ltd.	9,000	9,833
Mega Financial Holding Co., Ltd.	12,000	9,942
Nan Kang Rubber Tire Co., Ltd.	7,702	8,441
Nan Ya Plastics Corp.	3,384	7,027
President Chain Store Corp.	1,000	7,500
Ruentex Development Co., Ltd.	4,000	5,963
Ruentex Industries Ltd.	3,000	6,393
Shin Kong Financial Holding Co., Ltd.	35,984	10,923
SinoPac Financial Holdings Co., Ltd.	22,432	9,733
Taishin Financial Holding Co., Ltd.	23,970	11,434
Taiwan Cement Corp.	4,668	7,131
Taiwan Cooperative Financial Holding Co. Ltd.	30,187	16,127
Taiwan Fertilizer Co., Ltd.	6,718	11,904
Taiwan Mobile Co., Ltd.	2,217	7,185
Taiwan Semiconductor Manufacturing Co. Ltd.	1,750	7,544
Tatung Co., Ltd.(a)	22,000	6,240
Uni-President Enterprises Corp.	4,948	8,523
United Microelectronics Corp.	15,000	6,632
Walsin Lihwa Corp.(a)	19,622	6,518
Win Semiconductors Corp.	7,000	6,322
WPG Holdings Ltd.	7,068	8,601
Yuanta Financial Holding Co., Ltd.	15,375	7,738
Yulon Motor Co., Ltd.	5,484	8,087
		448,271

Thailand–0.37%
Bangkok Bank PCL	1,000	6,106
BTS Group Holdings PCL	24,200	7,644
PTT Exploration and Production PCL	1,300	5,872
PTT Global Chemical PCL	3,900	7,430
Siam Cement PCL (The)	500	6,900
Thai Beverage PCL	20,000	11,881
Thai Oil PCL	4,100	5,626
		51,459

United Kingdom–10.94%
Anglo American PLC	1,360	28,693
ARM Holdings PLC	2,088	29,566
Associated British Foods PLC	748	33,011
AstraZeneca PLC	431	31,383
Aviva PLC	3,793	31,651
BAE Systems PLC	4,241	31,164
Barclays PLC	8,545	32,756
BG Group PLC	1,715	28,583
BHP Billiton PLC	1,126	29,155
BP PLC	4,228	30,462

	Shares	Value
United Kingdom–(continued)
British American Tobacco PLC	551	$31,297
British Sky Broadcasting Group PLC	2,251	31,906
BT Group PLC	4,959	29,188
Burberry Group PLC	1,335	32,743
Centrica PLC	6,252	30,288
CNH Industrial N.V.(a)	927	7,557
Compass Group PLC	1,985	31,987
Delphi Automotive PLC	97	6,691
Diageo PLC	1,096	32,260
Experian PLC	1,914	28,767
Fiat Chrysler Automobiles N.V.(a)	755	8,425
GlaxoSmithKline PLC	1,380	31,295
HSBC Holdings PLC	3,015	30,846
Imperial Tobacco Group PLC	711	30,873
Kingfisher PLC	6,330	30,678
Land Securities Group PLC	1,835	32,534
Legal & General Group PLC	8,491	31,415
Lloyds Banking Group PLC(a)	26,044	32,184
Marks & Spencer Group PLC	4,596	29,948
National Grid PLC	2,280	33,806
Next PLC	288	29,731
Old Mutual PLC	10,329	32,028
Pearson PLC	1,616	30,275
Prudential PLC	1,430	33,048
Reckitt Benckiser Group PLC	374	31,440
Reed Elsevier PLC	1,959	32,224
Rio Tinto Ltd.	198	10,565
Rio Tinto PLC	625	29,851
Rolls-Royce Holdings PLC	1,975	26,685
Rolls-Royce Holdings PLC–Class C Preference Shares(a)	177,750	284
Royal Bank of Scotland Group PLC(a)	5,466	33,929
Royal Dutch Shell PLC–Class A	832	29,795
SABMiller PLC	567	32,026
Smith & Nephew PLC	1,877	31,789
SSE PLC	1,314	33,613
Standard Chartered PLC	1,613	24,281
Standard Life PLC	4,746	29,892
Tesco PLC	8,714	24,201
Tullow Oil PLC	3,000	23,352
Unilever PLC	768	30,888
Vodafone Group PLC	9,677	32,157
Wolseley PLC	596	31,673
WPP PLC	1,550	30,256
		1,505,095

United States–24.45%
3M Co.	43	6,612
Abbott Laboratories	147	6,408
AbbVie Inc.	116	7,361
ABM Industries Inc.	519	14,345
Acadia Realty Trust	603	18,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Accenture PLC–Class A	81	$6,571
ACE Ltd.	60	6,558
Actavis PLC(a)	27	6,554
Actuant Corp.–Class A	385	12,201
Adobe Systems Inc.(a)	97	6,802
Aetna Inc.	80	6,601
Aflac, Inc.	111	6,630
Agilent Technologies, Inc.	109	6,026
Agree Realty Corp.	488	14,938
Air Products and Chemicals, Inc.	52	7,002
Albany International Corp.–Class A	330	12,467
Alexion Pharmaceuticals, Inc.(a)	40	7,654
Allergan, Inc.	41	7,792
ALLETE, Inc.	377	19,694
Allstate Corp. (The)	110	7,133
Altria Group, Inc.	142	6,864
Amazon.com, Inc.(a)	21	6,415
American Airlines Group Inc.	177	7,319
American Assets Trust Inc.	412	15,796
American Electric Power Co., Inc.	113	6,592
American Express Co.	66	5,937
American International Group, Inc.	111	5,946
American Tower Corp.	69	6,728
Ameriprise Financial, Inc.	53	6,687
Amgen Inc.	45	7,298
Anadarko Petroleum Corp.	60	5,507
Analog Devices, Inc.	118	5,855
Aon PLC	68	5,848
Apache Corp.	67	5,172
Apple Inc.	67	7,236
Applied Industrial Technologies, Inc.	238	11,617
Applied Materials, Inc.	273	6,031
Archer-Daniels-Midland Co.	125	5,875
AT&T Inc.	186	6,480
Automatic Data Processing, Inc.	77	6,297
AutoZone, Inc.(a)	12	6,642
Avista Corp.	509	18,044
B&G Foods Inc.	408	12,020
Baker Hughes Inc.	90	4,766
Bank of America Corp.	382	6,555
Bank of New York Mellon Corp. (The)	163	6,311
Baxter International Inc.	84	5,892
BB&T Corp.	163	6,174
Becton, Dickinson and Co.	56	7,207
Benchmark Electronics, Inc.(a)	493	11,694
Berkshire Hathaway Inc.–Class B(a)	46	6,447
Biglari Holdings, Inc.(a)	29	10,126
Biogen Idec Inc.(a)	21	6,743
BlackRock, Inc.	21	7,163
Boeing Co. (The)	52	6,495
Boston Properties, Inc.	57	7,225
Bristol-Myers Squibb Co.	126	7,332

	Shares	Value
United States–(continued)
Broadcom Corp.–Class A	158	$6,617
Brookline Bancorp, Inc.	1,678	16,092
CACI International Inc.–Class A(a)	261	21,478
Calgon Carbon Corp.(a)	573	12,050
Capital One Financial Corp.	74	6,125
Capstead Mortgage Corp.	1,432	18,201
Cardinal Health, Inc.	85	6,671
Carnival Corp.	170	6,825
Casey’s General Stores, Inc.	168	13,754
Caterpillar Inc.	61	6,186
CBS Corp.–Class B	113	6,127
Cedar Realty Trust Inc.	1,851	12,735
Celgene Corp.(a)	71	7,603
CenturyLink Inc.	166	6,886
Charles Schwab Corp. (The)	224	6,422
Chesapeake Energy Corp.	262	5,811
Chesapeake Lodging Trust	493	16,289
Chevron Corp.	48	5,758
Chubb Corp. (The)	66	6,558
Cigna Corp.	72	7,169
Cisco Systems, Inc.	272	6,656
Citigroup Inc.	121	6,477
City Holding Co.	289	13,002
CME Group Inc.–Class A	78	6,537
Coca-Cola Co. (The)	149	6,240
Cognizant Technology Solutions Corp.–Class A(a)	144	7,034
Colgate-Palmolive Co.	95	6,354
Columbia Banking System, Inc.	472	13,112
Comcast Corp.–Class A	116	6,421
Community Bank System, Inc.	374	14,268
ConocoPhillips	79	5,700
Consolidated Edison, Inc.	115	7,286
Corning Inc.	317	6,476
Costco Wholesale Corp.	55	7,335
Cousins Properties, Inc.	1,103	14,350
Covidien PLC	74	6,841
Cracker Barrel Old Country Store, Inc.	128	14,765
Crown Castle International Corp.	82	6,406
CSX Corp.	197	7,019
Cubic Corp.	262	12,639
Cummins Inc.	47	6,870
CVB Financial Corp.	779	12,293
CVS Health Corp.	83	7,122
Danaher Corp.	84	6,754
Deere & Co.	77	6,587
Delta Air Lines, Inc.	168	6,759
Devon Energy Corp.	85	5,100
DiamondRock Hospitality Co.	985	14,135
Dime Community Bancshares, Inc.	960	15,120
DIRECTV(a)	79	6,856
Discover Financial Services	98	6,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Dollar General Corp.(a)	97	$6,079
Dominion Resources, Inc.	92	6,560
Dow Chemical Co. (The)	117	5,780
Duke Energy Corp.	92	7,558
E. I. du Pont de Nemours and Co.	96	6,638
EastGroup Properties, Inc.	246	16,940
Eaton Corp. PLC	98	6,702
eBay Inc.(a)	124	6,510
Ecolab Inc.	58	6,451
Edison International	107	6,696
Education Realty Trust, Inc.	1,373	15,460
El Paso Electric Co.	382	14,455
Eli Lilly and Co.	99	6,567
EMC Corp.	219	6,292
EMCOR Group, Inc.	295	13,018
Emerson Electric Co.	97	6,214
Entergy Corp.	83	6,974
EOG Resources, Inc.	57	5,418
EPR Properties	247	13,857
Equity Residential	99	6,886
ESCO Technologies Inc.	392	14,904
Exelon Corp.	188	6,879
Exponent, Inc.	158	12,612
Express Scripts Holding Co.(a)	89	6,837
Exxon Mobil Corp.	67	6,480
F.N.B. Corp.	1,069	13,673
Facebook Inc.–Class A(a)	83	6,224
FedEx Corp.	41	6,863
First Financial Bancorp.	806	14,137
First Financial Bankshares, Inc.	408	12,966
First Midwest Bancorp, Inc.	707	11,871
FirstEnergy Corp.	194	7,244
Ford Motor Co.	373	5,256
Forward Air Corp.	294	14,074
Franklin Resources, Inc.	106	5,895
Franklin Street Properties Corp.	1,183	14,184
Freeport-McMoRan Inc.	178	5,073
General Dynamics Corp.	53	7,407
General Electric Co.	250	6,453
General Mills, Inc.	117	6,079
General Motors Co.	182	5,715
Geo Group Inc. (The)	349	13,939
Getty Realty Corp.	742	13,809
Gilead Sciences, Inc.(a)	61	6,832
Glacier Bancorp, Inc.	446	12,796
Goldman Sachs Group, Inc. (The)	38	7,220
Google Inc.–Class A(a)	11	6,247
Government Properties Income Trust	678	15,472
Greatbatch, Inc.(a)	251	12,598
Haemonetics Corp.(a)	321	12,108
Halliburton Co.	95	5,238
HCP, Inc.	151	6,639

	Shares	Value
United States–(continued)
Health Care REIT, Inc.	96	$6,827
Healthcare Realty Trust, Inc.	587	15,538
Healthcare Services Group, Inc.	463	13,788
Hershey Co. (The)	67	6,426
Hess Corp.	63	5,343
Hewlett-Packard Co.	181	6,494
Hillenbrand, Inc.	406	13,516
Home Depot, Inc. (The)	68	6,631
Honeywell International Inc.	67	6,440
Horace Mann Educators Corp.	463	14,080
Humana Inc.	48	6,665
Iconix Brand Group, Inc.(a)	288	11,523
Illinois Tool Works Inc.	74	6,738
Illumina, Inc.(a)	38	7,318
Independent Bank Corp.	377	15,382
Infinity Property & Casualty Corp.	177	12,923
Ingersoll-Rand PLC	109	6,826
Inland Real Estate Corp.	1,481	15,713
Integra LifeSciences Holdings Corp.(a)	239	12,215
Intel Corp.	186	6,326
Intercontinental Exchange, Inc.	34	7,082
International Business Machines Corp.	33	5,425
International Paper Co.	139	7,036
Intuit Inc.	77	6,777
Intuitive Surgical, Inc.(a)	14	6,941
J & J Snack Foods Corp.	137	14,115
Johnson & Johnson	63	6,790
Johnson Controls, Inc.	139	6,568
JPMorgan Chase & Co.	108	6,532
Kaiser Aluminum Corp.	191	13,284
Kaman Corp.	343	14,770
Kellogg Co.	103	6,588
Kimberly-Clark Corp.	59	6,742
Kinder Morgan Inc.	168	6,502
Kite Realty Group Trust	479	12,401
Knight Transportation, Inc.	493	14,425
Kraft Foods Group, Inc.	106	5,973
Kroger Co. (The)	132	7,354
Laclede Group, Inc. (The)	393	19,953
Landauer, Inc.	307	10,988
Las Vegas Sands Corp.	104	6,475
Lexington Realty Trust	1,345	14,741
Littelfuse, Inc.	126	12,290
Lockheed Martin Corp.	36	6,861
Lorillard, Inc.	102	6,273
Lowe’s Cos., Inc.	120	6,864
LTC Properties, Inc.	343	14,385
LyondellBasell Industries N.V.–Class A	56	5,131
Macy’s, Inc.	110	6,360
Magellan Health, Inc.(a)	243	14,706
ManTech International Corp.–Class A	421	11,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Marathon Oil Corp.	156	$5,522
Marathon Petroleum Corp.	70	6,363
Marriott Vacations Worldwide Corp.	224	15,555
Marsh & McLennan Cos., Inc.	117	6,361
MasterCard, Inc.–Class A	82	6,867
Matthews International Corp.–Class A	324	14,930
MB Financial, Inc.	443	13,977
McDonald’s Corp.	69	6,467
McGraw Hill Financial, Inc.	76	6,876
McKesson Corp.	35	7,119
Mead Johnson Nutrition Co.	66	6,554
Medical Properties Trust Inc.	906	12,222
Medtronic, Inc.	96	6,543
Merck & Co., Inc.	104	6,026
MetLife, Inc.	119	6,455
Micron Technology, Inc.(a)	210	6,949
Microsoft Corp.	136	6,385
MKS Instruments, Inc.	380	13,832
Mondelez International Inc.–Class A	177	6,241
Monsanto Co.	53	6,097
Morgan Stanley	189	6,606
Mosaic Co. (The)	127	5,627
Motorola Solutions, Inc.	105	6,772
MTS Systems Corp.	172	11,354
Mueller Industries, Inc.	435	14,120
National Oilwell Varco Inc.	84	6,102
National Penn Bancshares, Inc.	1,279	13,161
National Presto Industries, Inc.	185	11,666
Navigators Group, Inc. (The)(a)	227	15,456
NBT Bancorp Inc.	547	14,047
Netflix Inc.(a)	15	5,892
New Jersey Resources Corp.	254	14,854
NextEra Energy, Inc.	68	6,815
NIKE, Inc.–Class B	84	7,809
Noble Energy, Inc.	85	4,899
Norfolk Southern Corp.	57	6,306
Northern Trust Corp.	93	6,166
Northrop Grumman Corp.	52	7,174
Northwest Bancshares, Inc.	1,132	14,524
Northwest Natural Gas Co.	434	20,368
NorthWestern Corp.	360	19,022
Nucor Corp.	112	6,055
Occidental Petroleum Corp.	62	5,514
Old National Bancorp	982	14,288
Omnicom Group Inc.	88	6,324
Oracle Corp.	152	5,936
Oritani Financial Corp.	1,074	15,863
PACCAR Inc.	108	7,055
Parkway Properties, Inc.	636	12,752
PepsiCo, Inc.	69	6,636
Pfizer Inc.	224	6,709

	Shares	Value
United States–(continued)
PG&E Corp.	141	$7,095
Philip Morris International Inc.	76	6,765
Phillips 66	78	6,123
Piedmont Natural Gas Co., Inc.	525	19,955
Pinnacle Financial Partners, Inc.	322	12,622
Pioneer Natural Resources Co.	32	6,050
PNC Financial Services Group, Inc. (The)	69	5,961
Pool Corp.	237	14,149
Post Properties, Inc.	292	16,334
PPG Industries, Inc.	32	6,518
PPL Corp.	194	6,788
Praxair, Inc.	51	6,425
Precision Castparts Corp.	25	5,518
Priceline Group Inc. (The)(a)	5	6,031
ProAssurance Corp.	379	17,730
Procter & Gamble Co. (The)	81	7,069
Prologis, Inc.	168	6,997
Provident Financial Services, Inc.	689	12,560
Prudential Financial, Inc.	73	6,463
PS Business Parks, Inc.	217	18,276
Public Service Enterprise Group Inc.	155	6,403
Public Storage	38	7,005
QUALCOMM, Inc.	83	6,516
Raytheon Co.	65	6,752
Regeneron Pharmaceuticals, Inc.(a)	18	7,087
Retail Opportunity Investments Corp.	985	16,095
Reynolds American Inc.	106	6,668
RLI Corp.	319	15,819
Sabra Health Care REIT, Inc.	422	12,057
Safety Insurance Group, Inc.	276	17,217
salesforce.com, inc.(a)	108	6,911
Samsonite International S.A.	3,388	11,313
SanDisk Corp.	59	5,554
Saul Centers, Inc.	275	15,111
Schlumberger Ltd.	58	5,722
SEACOR Holdings Inc.(a)	169	13,934
Selective Insurance Group, Inc.	565	14,588
Sempra Energy	59	6,490
Seventy Seven Energy Inc.(a)	18	235
Simon Property Group, Inc.	41	7,348
South Jersey Industries, Inc.	295	17,299
Southern Co. (The)	138	6,398
Southwest Airlines Co.	187	6,448
Southwest Gas Corp.	345	20,041
Sovran Self Storage, Inc.	177	15,061
Spectra Energy Corp.	148	5,791
St. Jude Medical, Inc.	104	6,674
Starbucks Corp.	83	6,271
State Street Corp.	92	6,942
Stepan Co.	300	13,284
Sterling Bancorp	1,081	15,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Stryker Corp.	72	$6,302
SunTrust Banks, Inc.	158	6,184
Sysco Corp.	177	6,822
T. Rowe Price Group Inc.	81	6,649
Tanger Factory Outlet Centers, Inc.	522	18,672
Target Corp.	101	6,244
Teledyne Technologies Inc.(a)	153	15,855
TeleTech Holdings, Inc.(a)	409	10,556
Texas Instruments Inc.	140	6,952
Texas Roadhouse, Inc.	487	14,060
Thermo Fisher Scientific, Inc.	52	6,114
Time Inc.(a)	11	248
Time Warner Cable Inc.	44	6,477
Time Warner Inc.	88	6,993
TJX Cos., Inc. (The)	109	6,902
Tompkins Financial Corp.	252	12,650
Toro Co. (The)	234	14,445
Transocean Ltd.	190	5,668
Travelers Cos., Inc. (The)	65	6,552
TreeHouse Foods, Inc.(a)	150	12,775
TrustCo Bank Corp NY	1,809	13,206
Twenty-First Century Fox, Inc.–Class A	194	6,689
Tyco International Ltd.	145	6,225
U.S. Bancorp	151	6,433
UIL Holdings Corp.	406	16,703
Union Pacific Corp.	61	7,103
United Bankshares, Inc.	419	14,363
United Parcel Service, Inc.–Class B	65	6,819
United Stationers Inc.	308	12,865
United Technologies Corp.	60	6,420
UnitedHealth Group Inc.	74	7,031
Universal Health Realty Income Trust	314	15,213
Urstadt Biddle Properties Inc.–Class A	758	16,396
Valero Energy Corp.	134	6,712
Ventas, Inc.	100	6,851
Veritiv Corp.(a)	2	90

	Shares	Value
United States–(continued)
Verizon Communications Inc.	136	$6,834
Vertex Pharmaceuticals Inc.(a)	66	7,434
VF Corp.	97	6,565
Viacom Inc.–Class B	78	5,669
Visa Inc.–Class A	32	7,726
Vornado Realty Trust	58	6,350
Wal-Mart Stores, Inc.	83	6,330
Walgreen Co.	103	6,615
Walt Disney Co. (The)	72	6,579
Waste Management, Inc.	139	6,796
Watts Water Technologies, Inc.–Class A	207	12,550
WellPoint, Inc.	52	6,588
Wells Fargo & Co.	116	6,158
Western Digital Corp.	66	6,492
Weyerhaeuser Co.	198	6,704
Whole Foods Market, Inc.	164	6,450
Williams Cos. Inc. (The)	115	6,384
Wintrust Financial Corp.	322	14,915
Xcel Energy, Inc.	205	6,861
Yahoo! Inc.(a)	158	7,276
Yum! Brands, Inc.	89	6,393
Zimmer Holdings, Inc.	62	6,897
Zoetis Inc.	174	6,467
		3,364,445
Total Common Stocks & Other Equity Interests (Cost $10,989,928)		11,264,702

Money Market Funds–13.62%
Liquid Assets Portfolio–Institutional Class(h)	936,792	936,792
Premier Portfolio–Institutional Class(h)	936,792	936,792
Total Money Market Funds (Cost $1,873,584)		1,873,584
TOTAL INVESTMENTS–95.48% (Cost $12,863,512)		13,138,286
OTHER ASSETS LESS LIABILITIES–4.52%		622,011
NET ASSETS–100.00%		$13,760,297

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
Ctfs.	– Certificates
GDR	– Global Depositary Receipt
REGS	– Regulation S
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share, two series A preferred shares, one Class A voting common share and two Class B non-voting common shares.
(c)	Each unit represents one common share and two preferred shares.
(d)	Each CPO represents two Series A shares and one Series B share.
(e)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(f)	Each CPO represents twenty-five A shares, twenty-two B shares, thirty-five L shares and thirty-five D shares.
(g)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2014 represented less than 1% of the Fund’s Net Assets.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Macro Long/Short Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $10,989,928)	$11,264,702
Investments in affiliated money market funds, at value and cost	1,873,584
Total investments, at value (Cost $12,863,512)	13,138,286
Foreign currencies, at value (Cost $57,589)	57,264
Receivable for:
Deposits with brokers for open futures contracts	590,000
Investments sold	137
Dividends	21,876
Fund expenses absorbed	83,292
Forward foreign currency contracts outstanding	25,116
Investment for trustee deferred compensation and retirement plans	1,890
Other assets	11,019
Total assets	13,928,880

Liabilities:
Payable for:
Fund shares reacquired	200
Variation margin — futures	54,095
Accrued fees to affiliates	1,657
Accrued trustees’ and officers’ fees and benefits	1,727
Accrued other operating expenses	108,133
Trustee deferred compensation and retirement plans	1,890
Unrealized depreciation on swap agreements — OTC	881
Total liabilities	168,583
Net assets applicable to shares outstanding	$13,760,297

Net assets consist of:
Shares of beneficial interest	$13,720,673
Undistributed net investment income	137,339
Undistributed net realized gain (loss)	(210,072)
Net unrealized appreciation	112,357
$13,760,297

Net Assets:
Class A	$5,920,692
Class C	$66,339
Class R	$9,971
Class Y	$5,842,686
Class R5	$1,231,401
Class R6	$689,208

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	593,092
Class C	6,688
Class R	1,001
Class Y	584,001
Class R5	123,059
Class R6	68,888
Class A:
Net asset value per share	$9.98
Maximum offering price per share
(Net asset value of $9.98 ÷ 94.50%)	$10.56
Class C:
Net asset value and offering price per share	$9.92
Class R:
Net asset value and offering price per share	$9.96
Class Y:
Net asset value and offering price per share	$10.00
Class R5:
Net asset value and offering price per share	$10.01
Class R6:
Net asset value and offering price per share	$10.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Macro Long/Short Fund

Statement of Operations

For the period December 17, 2013 (commencement date) through October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $17,341)	$274,463
Dividends from affiliated money market funds	891
Total investment income	275,354

Expenses:
Advisory fees	149,774
Administrative services fees	43,699
Custodian fees	139,991
Distribution fees:
Class A	13,026
Class C	338
Class R	44
Transfer agent fees — A, C, R and Y	2,929
Transfer agent fees — R5	23
Transfer agent fees — R6	14
Trustees’ and officers’ fees and benefits	18,215
Registration and filing fees	87,479
Licensing Fees	80,000
Professional services fees	80,440
Other	64,381
Total expenses	680,353
Less: Fees waived and expenses reimbursed	(475,746)
Net expenses	204,607
Net investment income	70,747

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (Net of foreign taxes of $300)	170,027
Foreign currencies	4,655
Forward foreign currency contracts	272,524
Futures contracts	(635,013)
(187,807)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $129)	274,774
Foreign currencies	(928)
Forward foreign currency contracts	25,116
Futures contracts	(185,724)
Swap agreements	(881)
112,357
Net realized and unrealized gain (loss)	(75,450)
Net increase (decrease) in net assets resulting from operations	$(4,703)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Macro Long/Short Fund

Statement of Changes in Net Assets

For the period December 17, 2013 (commencement date) through October 31, 2014

December 17, 2013 (commencement date) through October 31, 2014
Operations:
Net investment income	$70,747
Net realized gain (loss)	(187,807)
Change in net unrealized appreciation	112,357
Net increase (decrease) in net assets resulting from operations	(4,703)

Share transactions–net:
Class A	5,931,843
Class C	67,324
Class R	10,010
Class Y	5,837,544
Class R5	1,229,957
Class R6	688,322
Net increase in net assets resulting from share transactions	13,765,000
Net increase in net assets	13,760,297

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income of $137,339)	$13,760,297

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Macro Long/Short Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

24                         Invesco Macro Long/Short Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency

25                         Invesco Macro Long/Short Fund

fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative

26                         Invesco Macro Long/Short Fund

positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security possesses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the period December 17, 2013 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period December 17, 2013 (commencement date) through October 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $472,779 and reimbursed class level expenses of $1,461, $10, $2, $1,457, $23 and $14 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of

27                         Invesco Macro Long/Short Fund

0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period December 17, 2013 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period December 17, 2013 (commencement date) through October 31, 2014, IDI advised the Fund that IDI retained $180 in front-end sales commissions from the sale of Class A shares and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$11,184	$656,155	$—	$667,339
Austria	6,367	14,328	—	20,695
Belgium	7,613	36,025	—	43,638
Brazil	93,435	—	—	93,435
Chile	—	45,071	—	45,071
China	101,899	110,997	—	212,896
Colombia	15,154	—	—	15,154
Czech Republic	12,559	—	—	12,559
Denmark	26,924	29,616	—	56,540
Finland	14,213	36,583	—	50,796
France	28,659	307,091	—	335,750
Germany	199,962	42,158	—	242,120
Greece	5,717	—	—	5,717
Hong Kong	345,089	167,160	—	512,249
Hungary	—	6,385	—	6,385
Indonesia	—	11,812	8,107	19,919
Ireland	32,503	7,194	—	39,697
Italy	27,107	64,616	—	91,723
Japan	30,546	1,592,094	—	1,622,640
Luxembourg	—	13,352	—	13,352
Macau	—	12,825	—	12,825
Malaysia	103,827	205,099	—	308,926
Mexico	60,485	—	—	60,485
Netherlands	21,643	70,330	—	91,973
New Zealand	—	34,142	—	34,142
Norway	29,203	17,868	—	47,071

28                         Invesco Macro Long/Short Fund

	Level 1	Level 2	Level 3	Total
Philippines	$20,562	$8,026	$—	$28,588
Poland	6,646	—	—	6,646
Portugal	—	6,833	—	6,833
Russia	5,888	12,354	—	18,242
Singapore	85,531	157,092	—	242,623
South Africa	185,033	23,491	—	208,524
South Korea	68,941	101,729	—	170,670
Spain	6,974	112,836	—	119,810
Sweden	51,478	118,221	—	169,699
Switzerland	16,467	244,233	—	260,700
Taiwan	42,949	405,322	—	448,271
Thailand	20,170	31,289	—	51,459
United Kingdom	261,970	1,243,125	—	1,505,095
United States	5,226,716	11,313	—	5,238,029
	7,173,414	5,956,765	8,107	13,138,286
Forward Foreign Currency Contracts*	—	25,116	—	25,116
Futures Contracts*	(185,724)	—	—	(185,724)
Swap Agreements*	—	(881)	—	(881)
Total Investments	$6,987,690	$5,981,000	$8,107	$12,976,797

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$41,541	$(16,425)
Market risk:
Futures contracts(b)	120,820	(306,544)
Swap agreements(c)	—	(881)
Total	$162,361	$(323,850)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements — OTC.

Effect of Derivative Investments for the period December 17, 2013 (commencement date) through October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss):
Currency risk	$—	$272,524	$—
Market risk	(635,013)	—	—
Change in Unrealized Appreciation (Depreciation):
Currency risk	—	25,116	—
Market risk	(185,724)	—	(881)
Total	$(820,737)	$297,640	$(881)

29                         Invesco Macro Long/Short Fund

The table below summarizes the average notional value of futures contracts outstanding for the period December 17, 2013 (commencement date) through October 31, 2014, the three month average notional value of forward foreign currency contracts, and the two month average notional value of swap agreements outstanding during the period.

	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Average notional value	$7,211,013	$4,813,314	$184,290

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
1/14/2015	Canadian Imperial Bank of Commerce	AUD	720,000	USD	619,792	$630,207	$(10,415)
1/14/2015	Canadian Imperial Bank of Commerce	CHF	210,000	USD	217,461	218,428	(967)
1/14/2015	Canadian Imperial Bank of Commerce	EUR	900,000	USD	1,126,836	1,128,413	(1,577)
1/14/2015	Canadian Imperial Bank of Commerce	GBP	990,000	USD	1,579,614	1,582,874	(3,260)
1/14/2015	Canadian Imperial Bank of Commerce	JPY	169,800,00	USD	1,549,921	1,513,266	36,655
1/14/2015	Canadian Imperial Bank of Commerce	NOK	330,000	USD	50,424	48,793	1,631
1/14/2015	Canadian Imperial Bank of Commerce	NZD	40,000	USD	30,741	30,947	(206)
1/14/2015	Canadian Imperial Bank of Commerce	SEK	1,220,000	USD	167,757	165,236	2,521
1/14/2015	Canadian Imperial Bank of Commerce	SGD	330,000	USD	257,531	256,797	734
Total Forward Foreign Currency Contracts — Currency Risk							$25,116

Currency Abbreviations:

AUD	– Australian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling

JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona

SGD	– Singapore Dollar
USD	– United States Dollar

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	41	December-2014	$1,593,204	$(55,313)
Dow Jones EURO STOXX 50 Index	Short	18	December-2014	(699,455)	23,507
E-Mini S&P 500 Index	Short	13	December-2014	(1,307,410)	(24,324)
FTSE 100 Index	Short	8	December-2014	(832,600)	39,712
Hang Seng Index	Short	8	November-2014	(1,234,955)	(35,526)
Mini MSCI Emerging Markets Asia Index	Short	39	December-2014	(1,976,520)	31,770
MSCI Singapore Index	Short	2	November-2014	(115,037)	(2,216)
Russell 2000 Mini Index	Short	28	December-2014	(3,278,800)	(157,760)
SPI 200 Index	Short	5	December-2014	(606,980)	(7,594)
Tokyo Stock Price Index	Long	12	December-2014	1,428,546	25,831
Tokyo Stock Price Index	Short	7	December-2014	(833,319)	(23,811)
Total Futures Contracts — Market Risk					$(185,724)

(a)	Futures collateralized by $590,000 cash held with Goldman Sachs International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements — Market Risk
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Pay a return equal to Swiss Market Index Futures multiplied by the Notional Value	Short	Goldman Sachs International	2	December-2014	$(183,455)	$(881)

30                         Invesco Macro Long/Short Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Canadian Imperial Bank of Commerce	$41,541	$(16,425)	$25,116	$—	$—	$25,116

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Canadian Imperial Bank of Commerce	$16,425	$(16,425)	$—	$—	$—	$—
Goldman Sachs International	881	—	881	—	—	881
Total	$17,306	$(16,425)	$881	$—	$—	$881

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period December 17, 2013 (commencement date) through October 31, 2014:

There were no ordinary income or capital gains distributions during the period December 17, 2013 (commencement date) through October 31, 2014.

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$149,341
Net unrealized appreciation — investments	247,673
Net unrealized appreciation (depreciation) — other investments	(44,391)
Temporary book/tax differences	(156,702)
Capital loss carryforward	(156,297)
Shares of beneficial interest	13,720,673
Total net assets	$13,760,297

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

31                         Invesco Macro Long/Short Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2014:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$31,553	$124,744	$156,297

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 17, 2013 (commencement date) through October 31, 2014 was $15,500,459 and $4,680,793, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$742,218
Aggregate unrealized (depreciation) of investment securities	(494,545)
Net unrealized appreciation of investment securities	$247,673

Cost of investments for tax purposes is $12,890,613.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of stock issuance costs, organizational expenses and passive foreign investment companies, on October 31, 2014, undistributed net investment income was increased by $66,592, undistributed net realized gain (loss) was decreased by $22,265 and shares of beneficial interest was decreased by $44,327. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	December 17, 2013 (commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	597,931	$5,981,144
Class C	6,688	67,324
Class R	1,001	10,010
Class Y	592,645	5,926,023
Class R5	123,628	1,235,815
Class R6	68,888	688,322

Reacquired:
Class A	(4,839)	(49,301)
Class Y	(8,644)	(88,479)
Class R5	(569)	(5,858)
Net increase in share activity	1,376,729	$13,765,000

(a)	99% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

32                         Invesco Macro Long/Short Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14(d)	$10.00	$0.04	$(0.06)	$(0.02)	$9.98	(0.20)%	$5,921	1.85	%(e)	5.82	%(e)	0.45	%(e)	44%
Class C
Year ended 10/31/14(d)	10.00	(0.03)	(0.05)	(0.08)	9.92	(0.80)	66	2.60	(e)	6.57	(e)	(0.30	)(e)	44
Class R
Year ended 10/31/14(d)	10.00	0.02	(0.06)	(0.04)	9.96	(0.40)	10	2.10	(e)	6.07	(e)	0.20	(e)	44
Class Y
Year ended 10/31/14(d)	10.00	0.06	(0.06)	0.00	10.00	0.00	5,843	1.60	(e)	5.57	(e)	0.70	(e)	44
Class R5
Year ended 10/31/14(d)	10.00	0.06	(0.05)	0.01	10.01	0.10	1,231	1.60	(e)	5.54	(e)	0.70	(e)	44
Class R6
Year ended 10/31/14(d)	10.00	0.06	(0.06)	0.00	10.00	0.00	689	1.60	(e)	5.54	(e)	0.70	(e)	44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 17, 2013.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,962, $39, $10, $5,947, $1,092 and $660 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

33                         Invesco Macro Long/Short Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Macro Long/Short Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Macro Long/Short Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

34                         Invesco Macro Long/Short Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$983.20	$9.25	$1,015.88	$9.40	1.85%
C	1,000.00	979.30	12.97	1,012.10	13.19	2.60
R	1,000.00	982.20	10.49	1,014.62	10.66	2.10
Y	1,000.00	984.20	8.00	1,017.14	8.13	1.60
R5	1,000.00	985.20	8.01	1,017.14	8.13	1.60
R6	1,000.00	984.20	8.00	1,017.14	8.13	1.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

35                         Invesco Macro Long/Short Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Macro Long/Short Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board did not consider Fund performance as a relevant factor in considering whether to approve the investment advisory agreement or the sub-advisory contracts for the Fund, as the Fund recently began operations and not comparative data was available.

C.	Advisory and Sub-Advisory Fees

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least December 31, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board compared the Fund’s effective advisory fee rate (the advisory fee rate after

36                         Invesco Macro Long/Short Fund

advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was the same as the rate of one such mutual fund that is managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

37                         Invesco Macro Long/Short Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Macro Long/Short Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Macro Long/Short Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Macro Long/Short Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Macro Long/Short Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MLS-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco MLP Fund

Nasdaq:
A: ILPAX ■ C: ILPCX ■ R: ILPRX ■ Y: ILPYX ■ R5: ILPFX ■ R6: ILPQX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Fund Performance
6	Supplemental Information
8	Schedule of Investments
9	Financial Statements
11	Notes to Financial Statements
17	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Initial Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco MLP Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco MLP Fund

Management’s Discussion of Fund Performance

Performance summary

From the Fund’s inception on August 29, 2014, to the close of the reporting period on October 31, 2014, master limited partnerships (MLPs) were volatile and generally produced negative returns, due to sharp declines in crude oil prices. From its inception to the close of the reporting period, Invesco MLP Fund produced negative returns and underperformed its style specific benchmark, the Alerian MLP Index. Fund underperformance was primarily due to security selection in and overweight exposure to the oilfield services sector; a lack of exposure to propane MLPs; and security selection in the natural gas pipelines and storage sector.

    Additional performance information for your Fund appears later in this report.

Fund vs. Indexes

Cumulative total returns, 8/29/14 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.50%
Class C Shares	-6.60
Class R Shares	-6.50
Class Y Shares	-6.40
Class R5 Shares	-6.40
Class R6 Shares	-6.40
S&P 500 Index▼ (Broad Market Index)*	1.01
Alerian MLP Index▼ (Style-Specific Index)*	-6.09
Lipper Energy MLP Funds Index■ (Peer Group Index)*	-5.50

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*The returns for the Fund’s indexes are from 8/31/14, the month-end closest to the Fund’s inception.

Market conditions and your Fund

Overall, US equity markets experienced significant volatility from the Fund’s inception on August 29, 2014, through the end of its reporting period end on October 31, 2014. The US economy continued to grow, with improvements in employment and domestic demand. The US Federal Reserve ended its extraordinary asset-purchase program, called quantitative easing, with a final purchase in October 2014. However, concerns over global economic growth and geopolitical uncertainty in the Middle East and Russia added layers of uncertainty for equity markets, which fell late in the reporting period. Risk appetite diminished and volatility spiked toward the end of the reporting period. However, equity markets recovered in the last few weeks of October.

Yields on 10-year US Treasuries and commodities were volatile and ended the reporting period lower, while the US dollar rose to a four-year high versus other major currencies. Of particular note, crude oil prices fell significantly, largely the result of a downward revision in 2014 demand forecasts by the Energy Information Agency as well as increased supply from Libya and Iraq. As a result, investors sold MLP equities somewhat indiscriminately, regardless of their actual exposure to crude oil prices. As a result, MLP equities generally underperformed the broad market, as measured by the S&P 500 Index, during the reporting period and the Fund underperformed its style-specific index.

    Security selection in and overweight exposure to the oilfield services sector; a lack of exposure to propane MLPs; and security selection in the natural gas pipelines and storage sector were the primary detractors from Fund performance during the report period. Conversely, underweight exposure to upstream MLPs and lack of exposure to marine and coal MLPs contributed to Fund performance. Ancillary cash in the Fund also was beneficial given the declines in equity markets.

    Despite overall negative security selection from the pipelines and midstream diversified MLP sector, the top contributor to Fund performance during the reporting period was Energy Transfer Partners. Energy Transfer Partners operates as a pipeline and midstream diversified MLP with exposure to natural gas, natural gas liquids (NGL), crude oil and refined products. Its operations include intrastate and interstate transportation and storage, gathering and processing, NGL transportation and storage, as well as retail sale of gasoline and middle distillates and the operation of convenience stores in 25 states, primarily on the East Coast and in the Midwest.

    MarkWest Energy Partners, an MLP focused on gathering and processing natural gas, NGL and crude oil, was among the top detractors from Fund performance for the reporting period. MarkWest is the largest processor and fractionator in both the southern Appalachian Basin and the Marcellus Shale in the Northeast. It also offers midstream services in the Haynesville Shale in the South and Eagle

Portfolio Composition
By MLP sector

Pipelines & Midstream Diversified	35.8%
Gathering & Processing MLP	19.4
Refined Products Pipelines & Terminals	17.6
General Partner (C-Corp)	16.1
General Partner (MLP)	3.7
Upstream MLP	3.0
Oilfield Services	1.8
Natural Gas Pipelines & Storage	0.5
Money Market Funds Plus Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*

1.	Enterprise Products Partners L.P.	15.2%
2.	Plains All American Pipeline, L.P.	10.7
3.	Magellan Midstream Partners, L.P.	8.2
4.	Energy Transfer Partners, L.P.	8.0
5.	Kinder Morgan Inc.	6.4
6.	MarkWest Energy Partners, L.P.	5.4
7.	Williams Cos. Inc. (The)	4.5
8.	Sunoco Logistics Partners L.P.	4.2
9.	EQT Midstream Partners L.P.	4.1
10.	Energy Transfer Equity, L.P.	3.7

Total Net Assets	$5.3 million

Total Number of Holdings*	28

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco MLP Fund

Ford Shale in South Texas, as well as the Utica Basin in the Northeast.

    During the reporting period, the Fund, on average, maintained overweight exposure to refined products pipelines and terminals, gathering and processing MLPs, pipelines and midstream diversified MLPs and oilfield services relative to its style-specific index. The Fund, on average, maintained underweight exposure to upstream MLPs as well as natural gas pipelines and storage. The Fund lacked exposure to several sectors in which its style-specific benchmark had minor exposure: marine, non-traditional, propane and coal. In general, the Fund had a bias toward higher quality assets, generally lower leveraged balance sheets and above-average growth prospects.

    We thank you for your investment in Invesco MLP Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio Manager, is lead manager of Invesco MLP Fund. He joined Invesco in 1990. Mr. Rodriguez earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in
1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in
1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 2005. Mr. Turner earned a
BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

5                         Invesco MLP Fund

Your Fund’s Performance

Cumulative Total Returns As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-11.63%

Class C Shares
Inception (8/29/14)	-7.53%

Class R Shares
Inception (8/29/14)	-6.50%

Class Y Shares
Inception (8/29/14)	-6.40%

Class R5 Shares
Inception (8/29/14)	-6.40%

Class R6 Shares
Inception (8/29/14)	-6.40%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and

Cumulative Total Returns As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-6.99%

Class C Shares
Inception (8/29/14)	-2.68%

Class R Shares
Inception (8/29/14)	-1.60%

Class Y Shares
Inception (8/29/14)	-1.50%

Class R5 Shares
Inception (8/29/14)	-1.60%

Class R6 Shares
Inception (8/29/14)	-1.60%

principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 4.79%, 5.54%, 5.04%, 4.54%, 4.54% and 4.54%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C,

Class R, Class Y, Class R5 and Class R6 shares was 11.96%, 12.71%, 12.21%, 11.71%, 11.60% and 11.55%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

Invesco MLP Fund’s investment objective is capital appreciation and secondarily income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Deferred tax risk. The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Sub-chapter “C” corporation. As a “C” corporation, the Fund is subject to US federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The Fund will not benefit from the current favorable federal income tax rates on long term capital gains and Fund income, losses and expenses will not be passed through to the Fund’s shareholders. An investment strategy whereby a fund is taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for US federal income tax purposes, is a relatively recent strategy for open-end registered investment companies such as the Fund. This strategy involves complicated accounting, tax, net asset value (NAV) and share valuation aspects that would cause the Fund to differ significantly from most other open- end registered investment companies.

■	Energy infrastructure MLP risk. The Fund will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of the natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and threats of attack by terrorists on energy assets. Energy infrastructure MLPs are also subject to significant federal, state continued on page 7

6                         Invesco MLP Fund

and local government regulation in various aspects of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	MLP risk. An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
■	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for US federal income tax purposes, which would result in such MLP being required to pay US federal income tax on its taxable income. The classification of an MLP as a corporation for US federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for US federal income tax purposes, it could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. MLPs taxed as partnerships file a partnership tax return for US federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Alerian MLP Index is a market-cap weighted, float-adjusted index created to provide a comprehensive benchmark for investors to track the performance of the energy MLP sector. The index components are selected by Alerian, LLC.
■	The Lipper Energy MLP Funds Index is an unmanaged index considered representative of energy MLP funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Sectors used in this report are according to the Alerian MLP Index.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

7                         Invesco MLP Fund

Schedule of Investments

October 31, 2014

	Units	Value
Master Limited Partnerships–81.77%
Gathering & Processing MLP–19.43%
Access Midstream Partners L.P.	3,025	$188,427
EnLink Midstream Partners L.P.	2,168	65,040
EQT Midstream Partners L.P.	2,479	219,590
MarkWest Energy Partners, L.P.	4,125	288,956
Regency Energy Partners L.P.	1,780	53,400
Targa Resources Partners L.P.	1,671	102,065
Western Gas Partners L.P.	1,644	114,916
		1,032,394

General Partner (MLP)–3.67%
Energy Transfer Equity, L.P.	3,339	194,864

Natural Gas Pipelines & Storage–0.49%
TC Pipelines, L.P.	419	26,125

Oilfield Services–1.81%
Emerge Energy Services L.P.	301	26,614
Hi-Crush Partners L.P.	1,614	69,612
		96,226

Pipelines & Midstream Diversified–35.75%
Enbridge Energy Partners, L.P.	2,793	100,744
Energy Transfer Partners, L.P.	6,595	424,916
Enterprise Products Partners L.P.	21,855	806,449
Plains All American Pipeline, L.P.	10,061	566,937
		1,899,046

Refined Products Pipelines & Terminals–17.63%
Magellan Midstream Partners, L.P.	5,338	437,022
MPLX L.P.	863	57,545
NGL Energy Partners L.P.	2,186	75,111

	Units	Value
Refined Products Pipelines & Terminals–(continued)
Oiltanking Partners L.P.	716	$32,635
Sunoco Logistics Partners L.P.	4,624	220,704
Tesoro Logistics L.P.	2,015	113,444
		936,461

Upstream MLP–2.99%
Linn Energy LLC	1,262	31,474
Legacy Reserves L.P.	2,043	44,211
Memorial Production Partners L.P.	3,983	83,364
		159,049
Total Master Limited Partnerships (Cost $4,601,180)		4,344,165

	Shares
Common Stocks–16.10%
General Partner (C-Corp.)–16.10%
Kinder Morgan Inc.	8,818	341,256
ONEOK, Inc.	1,837	108,273
Targa Resources Corp.	1,292	166,190
Williams Cos. Inc. (The)	4,315	239,526
Total Common Stocks (Cost $893,116)		855,245

Money Market Funds–2.60%
Liquid Assets Portfolio–Institutional Class(a)	69,104	69,104
Premier Portfolio–Institutional Class(a)	69,105	69,105
Total Money Market Funds (Cost $138,209)		138,209
TOTAL INVESTMENTS–100.47% (Cost $5,632,505)		5,337,619
OTHER ASSETS LESS LIABILITIES–(0.47)%		(25,094)
NET ASSETS–100.00%		$5,312,525

Notes to Schedule of Investments:

(a)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco MLP Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $5,494,296)	$5,199,410
Investments in affiliated money market funds, at value and cost	138,209
Total investments, at value (Cost $5,632,505)	5,337,619
Receivable for:
Investments sold	39,231
Fund shares sold	14,134
Dividends	38,241
Fund expenses absorbed	367,453
Deferred tax asset, net	0
Other assets	80,441
Total assets	5,877,119

Liabilities:
Payable for:
Investments purchased	107,242
Fund shares reacquired	2,189
Accrued fees to affiliates	2,331
Accrued trustees’ and officers’ fees and benefits	1,603
Accrued other operating expenses	451,229
Total liabilities	564,594
Net assets applicable to shares outstanding	$5,312,525

Net assets consist of:
Shares of beneficial interest	$5,645,609
Undistributed net investment income (loss), net of taxes	(9,540)
Undistributed net realized gain (loss), net of taxes	(28,658)
Net unrealized appreciation (depreciation), net of taxes	(294,886)
$5,312,525

Net Assets:
Class A	$1,931,392
Class C	$1,713,329
Class R	$21,402
Class Y	$1,627,670
Class R5	$9,366
Class R6	$9,366

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	206,504
Class C	183,520
Class R	2,289
Class Y	173,957
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$9.35
Maximum offering price per share
(Net asset value of $9.35 ÷ 94.50%)	$9.89
Class C:
Net asset value and offering price per share	$9.34
Class R:
Net asset value and offering price per share	$9.35
Class Y:
Net asset value and offering price per share	$9.36
Class R5:
Net asset value and offering price per share	$9.36
Class R6:
Net asset value and offering price per share	$9.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco MLP Fund

Statement of Operations

For the period August 29, 2014 (commencement date) through October 31, 2014

Investment income:
Dividends (net of return of capital distributions of $33,334)	$7,059
Dividends from affiliated money market funds	31
Total investment income	7,090

Expenses:
Advisory fees	7,470
Administrative services fees	8,767
Custodian fees	867
Distribution fees:
Class A	751
Class C	1,635
Class R	9
Transfer agent fees — A, C, R and Y	934
Transfer agent fees — R5	2
Transfer agent fees — R6	1
Trustees’ and officers’ fees and benefits	1,603
Professional services fees	500,834
Other	19,639
Total expenses, before waivers and taxes	542,512
Less: Fees waived and expenses reimbursed	(530,823)
Net expenses, before taxes	11,689
Net investment income (loss), before taxes	(4,599)
Net tax expense (benefit)	0
Net investment income (loss), net of taxes	(4,599)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(28,658)
Net tax expense (benefit)	0
Net realized gain (loss), net of taxes	(28,658)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(294,886)
Net tax expense (benefit)	0
Net change in unrealized appreciation (depreciation), net of taxes	(294,886)
Net realized and unrealized gain (loss), net of taxes	(323,544)
Net increase (decrease) in net assets resulting from operations	$(328,143)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco MLP Fund

Statement of Changes in Net Assets

For the period August 29, 2014 (commencement date) through October 31, 2014

August 29, 2014 (commencement date) through October 31, 2014
Operations:
Net investment income (loss), net of taxes	$(4,599)
Net realized gain (loss), net of taxes	(28,658)
Change in net unrealized appreciation (depreciation), net of taxes	(294,886)
Net increase (decrease) in net assets resulting from operations	(328,143)

Share transactions–net:
Class A	2,054,278
Class C	1,815,276
Class R	22,010
Class Y	1,729,084
Class R5	10,010
Class R6	10,010
Net increase in net assets resulting from share transactions	5,640,668
Net increase in net assets	5,312,525

Net assets:
Beginning of year	—
End of year (includes undistributed net investment income (loss), net of taxes, of $(9,540))	$5,312,525

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco MLP Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The Fund commenced operations on August 29, 2014.

The Fund’s investment objective is capital appreciation and secondarily income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

11                         Invesco MLP Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Master Limited Partnerships — The Fund primarily invests in Master Limited Partnerships (MLPs). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (energy infrastructure MLPs). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and concentrates its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

12                         Invesco MLP Fund

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (DTA) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund assesses whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1.0 billion	1.00%
Next $1.5 billion	0.95%
Next $2.0 billion	0.93%
Next $3.5 billion	0.91%
Over $8 billion	0.90%

For the period August 29, 2014 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 1.00%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not

13                         Invesco MLP Fund

the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the period August 29, 2014 (commencement date) through October 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $529,887 and reimbursed class level expenses of $377, $205, $2, $349, $2 and $1 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 29, 2014 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 29, 2014 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period August 29, 2014 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period August 29, 2014 (commencement date) through October 31, 2014, IDI advised the Fund that IDI retained $149 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2014, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

14                         Invesco MLP Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Taxes and Distributions to Shareholders

Total taxes have been computed by applying the federal statutory tax rate of 34% plus a blended state and other tax rate of 2.73%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes in computing its total tax expense (benefit).

The provision for taxes differs from the amount derived from applying the statutory tax rate to net investment income (loss) and realized and unrealized gains (losses) before taxes at period-end as follows:

Provision at statutory rates	$(111,569)	34.00%
State and other taxes, net of federal tax benefit	(5,994)	1.83
Permanent differences, current period	(1,679)	0.51
Valuation allowance	119,242	(36.34)
Total	$0	0.00%

Components of the Fund’s Net Deferred Tax Asset at Period-End:

Deferred Tax Assets:
Net operating loss carryforward	$3,415
Capital loss carryforward	771
Unrealized gains/losses on investment securities	115,056
Total Deferred Tax Assets	119,242
Valuation allowance	(119,242)
Deferred Tax Asset, net	$0

The Fund has a capital loss carryforward as of October 31, 2014, of $2,155. Capital losses may be carried forward for 5 years and accordingly, would begin to expire as of October 31, 2019.

The Fund has a federal net operating loss carryforward as of October 31, 2014, of $9,540, which expires in 2034. As of October 31, 2014, the Fund has state net operating losses of approximately $9,540. If not utilized, these net operating losses will expire in various years through October 31, 2034.

At October 31, 2014, based on the net unrealized losses on the Fund’s investment securities the Fund has recorded a valuation allowance to offset the DTA as the Fund has determined at October 31, 2014 based on historical evidence it is unlikely the DTA will be realized.

There were no distributions during the period August 29, 2014 (commencement date) through October 31, 2014.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period August 29, 2014 (commencement date) through October 31, 2014 was $5,778,524 and $222,235, respectively. Cost of investment on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$45,840
Aggregate unrealized (depreciation) of investment securities	(367,228)
Net unrealized appreciation (depreciation) of investment securities	$(321,388)

Cost of investments for tax purposes is $5,659,007.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dividends received deduction, on October 31, 2014, undistributed net investment income (loss) was decreased by $4,941 and shares of beneficial interest was increased by $4,941. This reclassification had no effect on the net assets of the Fund.

15                         Invesco MLP Fund

NOTE 9—Share Information

	Summary of Share Activity
	August 29, 2014 (commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	211,398	$2,100,737
Class C	191,620	1,891,027
Class R	2,289	22,010
Class Y	174,543	1,734,597
Class R5	1,001	10,010
Class R6	1,001	10,010

Reacquired:
Class A	(4,894)	(46,459)
Class C	(8,100)	(75,751)
Class Y	(586)	(5,513)
Net increase in share activity	568,272	$5,640,668

(a)	53% of the outstanding shares of the Fund are owned by the Adviser.

16                         Invesco MLP Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended October 31, 2014(a)
Net asset value, beginning of period	$10.00
Net investment income (loss)(b)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.64)
Total from investment operations	(0.65)
Net asset value, end of period	$9.35
Total return(c)	(6.50)%
Net assets, end of period (000’s omitted)	$1,931
Portfolio turnover rate(d)	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.49	%(e)
Tax expense (benefit)(f)	0	%(e)
With fee waivers and/or expense reimbursements, after taxes(f)	1.49	%(e)
Without fee waivers and/or expense reimbursements, after taxes(f)	72.56	%(e)
Ratio of net investment income (loss), before taxes	(0.54	)%(e)
Ratio of net investment income (loss), after taxes(g)	(0.54	)%(e)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,711.
(f)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(g)	Ratio includes tax expense derived from net investment income (loss) only.

	Class C
	Year ended October 31, 2014(a)
Net asset value, beginning of period	$10.00
Net investment income (loss)(b)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	(0.64)
Total from investment operations	(0.66)
Net asset value, end of period	$9.34
Total return(c)	(6.60)%
Net assets, end of period (000’s omitted)	$1,713
Portfolio turnover rate(d)	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	2.24	%(e)
Tax expense (benefit)(f)	0	%(e)
With fee waivers and/or expense reimbursements, after taxes(f)	2.24	%(e)
Without fee waivers and/or expense reimbursements, after taxes(f)	73.31	%(e)
Ratio of net investment income (loss), before taxes	(1.29	)%(e)
Ratio of net investment income (loss), after taxes(g)	(1.29	)%(e)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $933.
(f)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(g)	Ratio includes tax expense derived from net investment income (loss) only.

17                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R
	Year ended October 31, 2014(a)
Net asset value, beginning of period	$10.00
Net investment income (loss)(b)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.64)
Total from investment operations	(0.65)
Net asset value, end of period	$9.35
Total return(c)	(6.50)%
Net assets, end of period (000’s omitted)	$21
Portfolio turnover rate(d)	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.74	%(e)
Tax expense (benefit)(f)	0	%(e)
With fee waivers and/or expense reimbursements, after taxes(f)	1.74	%(e)
Without fee waivers and/or expense reimbursements, after taxes(f)	72.80	%(e)
Ratio of net investment income (loss), before taxes	(0.79	)%(e)
Ratio of net investment income (loss), after taxes(g)	(0.79	)%(e)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10.
(f)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(g)	Ratio includes tax expense derived from net investment income (loss) only.

	Class Y
	Year ended October 31, 2014(a)
Net asset value, beginning of period	$10.00
Net investment income (loss)(b)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.63)
Total from investment operations	(0.64)
Net asset value, end of period	$9.36
Total return(c)	(6.40)%
Net assets, end of period (000’s omitted)	$1,628
Portfolio turnover rate(d)	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.24	%(e)
Tax expense (benefit)(f)	0	%(e)
With fee waivers and/or expense reimbursements, after taxes(f)	1.24	%(e)
Without fee waivers and/or expense reimbursements, after taxes(f)	72.31	%(e)
Ratio of net investment income (loss), before taxes	(0.29	)%(e)
Ratio of net investment income (loss), after taxes(g)	(0.29	)%(e)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,587.
(f)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(g)	Ratio includes tax expense derived from net investment income (loss) only.

18                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R5
	Year ended October 31, 2014(a)
Net asset value, beginning of period	$10.00
Net investment income (loss)(b)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.63)
Total from investment operations	(0.64)
Net asset value, end of period	$9.36
Total return(c)	(6.40)%
Net assets, end of period (000’s omitted)	$9
Portfolio turnover rate(d)	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.24	%(e)
Tax expense (benefit)(f)	0	%(e)
With fee waivers and/or expense reimbursements, after taxes(f)	1.24	%(e)
Without fee waivers and/or expense reimbursements, after taxes(f)	72.28	%(e)
Ratio of net investment income (loss), before taxes	(0.29	)%(e)
Ratio of net investment income (loss), after taxes(g)	(0.29	)%(e)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10.
(f)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(g)	Ratio includes tax expense derived from net investment income (loss) only.

	Class R6
	Year ended October 31, 2014(a)
Net asset value, beginning of period	$10.00
Net investment income (loss)(b)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.63)
Total from investment operations	(0.64)
Net asset value, end of period	$9.36
Total return(c)	(6.40)%
Net assets, end of period (000’s omitted)	$9
Portfolio turnover rate(d)	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.24	%(e)
Tax expense (benefit)(f)	0	%(e)
With fee waivers and/or expense reimbursements, after taxes(f)	1.24	%(e)
Without fee waivers and/or expense reimbursements, after taxes(f)	72.23	%(e)
Ratio of net investment income (loss), before taxes	(0.29	)%(e)
Ratio of net investment income (loss), after taxes(g)	(0.29	)%(e)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10.
(f)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(g)	Ratio includes tax expense derived from net investment income (loss) only.

19                         Invesco MLP Fund

NOTE 11—Subsequent Event

On December 1, 2014, the Fund declared a distribution from net investment income of $0.07, $0.06, $0.07, $0.08, $0.08 and $0.08 per share of Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively payable on December 12, 2014 to shareholders of record on December 11, 2014.

20                         Invesco MLP Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco MLP Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco MLP Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period August 29, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 29, 2014

Houston, Texas

21                         Invesco MLP Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 29, 2014 (commencement date) through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business August 29, 2014 (commencement date) through October 31, 2014).

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[3]
A	$1,000.00	$935.00	$2.53	$1,017.69	$7.58	1.49%
C	1,000.00	934.00	3.80	1,013.91	11.37	2.24
R	1,000.00	935.00	2.95	1,016.43	8.84	1.74
Y	1,000.00	936.00	2.10	1,018.95	6.31	1.24
R5	1,000.00	936.00	2.10	1,018.95	6.31	1.24
R6	1,000.00	936.00	2.10	1,018.95	6.31	1.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period August 29, 2014 (commencement date) through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 64 (as of close of business August 29, 2014 (commencement date) through October 31, 2014)/365. Because the Fund has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six month period.

22                         Invesco MLP Fund

Initial Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco MLP Fund (the Fund) investment advisory agreements before the Fund can commence operations. During meetings held on March 25-26, 2014, the Board as a whole and the disinterested or “independent” Trustees voting separately approved (i) an amendment to the Company’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add the Fund, and (ii) (a) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, and (b) an amendment to the Sub-Advisory Contract with Invesco PowerShares Capital Management LLC to add the Fund (the sub-advisers, the Affiliated Sub-Advisers; and the contracts, the sub-advisory contracts). In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers (the Invesco Funds) and considered the information provided in the most recent annual review process as well as the information provided with respect to the Fund. The Board (i) determined that the investment advisory agreement and sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s agreements is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of the Fund.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Fund will be assigned to one of the Sub-Committees. This Sub-Committee structure permits the Trustees to focus on the performance of the Invesco Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance, fees, expenses and other matters related to their assigned Invesco Funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an independent officer of the Funds, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board noted that Invesco Advisers will be using a service provider to assist with tax services, as the Fund will be taxed as a corporation and not a registered investment company. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the existing relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers are appropriate.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who may provide these services. The Board noted that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance

The Board did not consider the performance of the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund in different market environments.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board considered the contractual management fee rate of the Fund and the proposed fee waivers and expense limitations that will be in place for the Fund through April 30, 2015. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees will have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.

The Board also considered comparative advisory fee data provided by Invesco Advisers for comparable registered funds managed by third-party advisers. The Board noted that Invesco Advisers does not manage other funds or client accounts with investment strategies comparable to those of the Fund. The Board noted that the advisory fee is at or below the Lipper MLP Energy classification median fee and that the advisory fee is at or below the fees of three key competitors identified by Invesco Advisers at all breakpoints and above the fees of two key competitors at all breakpoints. The Board noted that the competitors with the lower fees invest in more liquid securities or invest using a more passive approach than the Fund.

Based upon the information provided and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of

23                         Invesco MLP Fund

advisory services to the Fund. The Board also considered whether the Fund would benefit from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and through expense waivers. The Board also noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board considered information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2014, the advisory fees payable by the Fund with respect to such investments. This waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers or its affiliates receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral from securities lending arrangements. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades and was advised that such trades will be executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco MLP Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco MLP Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MLP-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Pacific Growth Fund

Nasdaq:
A: TGRAX ▪ B: TGRBX ▪ C: TGRCX ▪ R: TGRRX ▪ Y: TGRDX ▪ R5: TGRSX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
11 Financial Statements
13 Notes to Financial Statements
20 Financial Highlights
21 Auditor's Report
22 Fund Expenses
23 Approval of Investment Advisory and Sub-Advisory Contracts
25 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Pacific Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

    Perhaps our most significant responsibility is conducting the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Pacific Growth Fund produced positive returns, at net asset value (NAV), and outperformed its style-specific index, the MSCI All Country Asia Pacific Index. The Fund’s performance relative to its style-specific index was primarily the result of positive stock selection in the consumer discretionary sector and in South Korea. Conversely, Fund holdings in the financials sector and in Taiwan were the leading detractors from relative results.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.10%
Class B Shares	3.28
Class C Shares	3.28
Class R Shares	3.82
Class Y Shares	4.34
Class R5 Shares	4.48
MSCI EAFE Index‚ (Broad Market Index)	-0.60
MSCI All Country Asia Pacific Index‚ (Style-Specific Index)	2.12
Lipper Pacific Region Funds Index■ (Peer Group Index)	2.91

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

Global equity markets generally rose during the fiscal year ended October 31, 2014, on signs that economic growth was accelerating as a result of the loose monetary policies of many developed countries’ central banks. While 2014 began on an optimistic note, global equity markets pulled back at various points in reaction to economic and geopolitical concerns.

    These concerns included worries about potentially negative effects of the US Federal Reserve reducing the scope of its asset purchase program beginning in early 2014, an Argentine sovereign bond default and eurozone banking concerns. Global equity markets also fell as geopolitical tensions in Ukraine and the Middle

East weakened the outlook for global growth.

    Meanwhile, the Bank of Japan remained committed to extraordinary monetary stimulus. Consumer spending in Japan has been weak for some time particularly after a consumption tax hike in April, and retail sales and household spending increased only gradually during the reporting period – although improved corporate earnings were an encouraging sign.

    Equity market performance in emerging markets was mixed. China continued to face growth headwinds in the process of pursuing structural reforms on various fronts, while many countries in Asia, including India, Indonesia and the Philippines, experienced strong positive gains on the back of positive political development and robust economic conditions.

    For the reporting period, the Fund, at NAV, produced positive returns and outperformed its style-specific index. At the sector level, stock selection in the consumer discretionary sector led performance versus the MSCI All Country Asia Pacific Index. Stock selection in the industrials, consumer staples and health care sectors also contributed to relative Fund outperformance versus the style-specific index.

    In the consumer discretionary sector, Hanssem, a kitchen parts manufacturer based in South Korea, led Fund performance during the reporting period. The company, which supplies kitchen and building materials to new housing developments, received a boost during the fiscal year when the South Korean government rolled out a stimulus package and loosened mortgage borrowing restrictions. Another South Korean company in the consumer staples sector, Amorepacific, also contributed to relative Fund performance. The skincare, makeup and fragrance manufacturer’s stock rose during the reporting period due to strong overseas sales.

    Fund holdings in the industrials sector also contributed to relative performance. The leading contributor to Fund performance in the sector was Kepco Plant Service & Engineering, a South Korean company that provides maintenance services for power plants and industrial plants. Japanese company Nidec, the world’s leading manufacturer of small precision motors, automotive motors and other industrial motors, contributed to relative performance as well.

    In contrast, Fund holdings in the financials sector were the leading detractors from relative performance during

Portfolio Composition
By sector

Financials	27.4%
Consumer Discretionary	16.8
Industrials	15.9
Information Technology	11.1
Consumer Staples	6.6
Materials	4.0
Health Care	3.9
Telecommunication Services	2.3
Utilities	2.2
Energy	2.0
Money Market Funds Plus Other Assets Less Liabilities	7.8

Top 10 Equity Holdings*

1.	Commonwealth Bank of Australia	1.9%
2.	Toyota Motor Corp.	1.8
3.	Mitsubishi UFJ Financial Group, Inc.	1.7
4.	Westpac Banking Corp.	1.7
5.	Sumitomo Mitsui Financial Group, Inc.	1.6
6.	Australia and New Zealand Banking Group Ltd.	1.5
7.	Axis Bank Ltd.	1.5
8.	Larsen & Toubro Ltd.	1.4
9.	Tencent Holdings Ltd.	1.4
10.	Astellas Pharma Inc.	1.4

Total Net Assets	$81.9 million

Total Number of Holdings*	150

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4 Invesco Pacific Growth Fund

the fiscal year. Fund holdings in the information technology (IT) sector also hurt Fund performance versus the index.

    In the financials sector, Sumitomo Mitsui Financial Group was one of the leading detractors from Fund performance. The Japanese financial conglomerate provides commercial banking and a variety of financial services. Mitsubishi Estate Company, Japan’s largest real estate developer, also detracted from relative Fund performance as investors’ hope for Bank of Japan’s (BOJ) additional easing measures diminished at the end of October on the back of the BOJ’s Governor Haruhiko Kuroda’s bullish assessment about Japan’s inflation. So-called reflation beneficiaries, including Mitsubishi Estate Company and other financial and real estate stocks, fell out of favor in the market.

    In the IT sector, relative Fund performance was largely impacted by Samsung Electronics, the world’s largest smartphone maker. Recent results for Samsung were negatively affected by greater competition in the Chinese low-end smartphone market and relatively weak sales of the new high-end Galaxy S5 phone. However, we maintained our position as the company is trading at a compelling valuation.

    From a geographic perspective, strong stock selection in South Korea was the leading contributor to relative Fund performance. Strong stock selection in Japan helped as well. Conversely, stock selection in Taiwan was the largest detractor from relative performance. Underweight exposure to holdings in Australia and Hong Kong also hurt relative performance.

    Given the market environment during the fiscal year, we increased the Fund’s exposure to the financials, consumer discretionary, consumer staples and energy sectors to take advantage of attractive valuations. We also decreased exposure to the industrials, materials and IT sectors.

    At the close of the reporting period, we believed the key theme for Asia will be “reforms trinity”. New leaderships in India, China, and Indonesia are all committed to reforms on various fronts. Political and economic reforms will likely be key market drivers in the region.

    Thank you for your investment in Invesco Pacific Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Paul Chan Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pacific Growth Fund. He joined Invesco in 2001. Mr. Chan earned a BS in economics from the University of Manitoba.

Daiji Ozawa Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pacific Growth Fund. He joined Invesco in 2010. Mr. Ozawa earned a BA in political science from Waseda University.

5 Invesco Pacific Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Pacific Growth Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	1.70%
10 Years	6.61
5 Years	4.53
1 Year	-1.62

Class B Shares
Inception (11/30/90)	4.80%
10 Years	6.57
5 Years	4.60
1 Year	-1.72

Class C Shares
Inception (7/28/97)	1.30%
10 Years	6.44
5 Years	4.95
1 Year	2.28

Class R Shares
Inception (3/31/08)	1.25%
5 Years	5.44
1 Year	3.82

Class Y Shares
Inception (7/28/97)	2.28%
10 Years	7.49
5 Years	6.00
1 Year	4.34

Class R5 Shares
10 Years	7.36%
5 Years	6.01
1 Year	4.48

Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	1.58%
10 Years	6.55
5 Years	3.31
1 Year	-0.64

Class B Shares
Inception (11/30/90)	4.72%
10 Years	6.51
5 Years	3.35
1 Year	-0.66

Class C Shares
Inception (7/28/97)	1.19%
10 Years	6.38
5 Years	3.74
1 Year	3.37

Class R Shares
Inception (3/31/08)	0.94%
5 Years	4.21
1 Year	4.82

Class Y Shares
Inception (7/28/97)	2.16%
10 Years	7.43
5 Years	4.77
1 Year	5.38

Class R5 Shares
10 Years	7.30%
5 Years	4.77
1 Year	5.56

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.82%, 2.57%, 2.57%, 2.07%, 1.57% and 1.44%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Pacific Growth Fund

Invesco Pacific Growth Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI All Country Asia Pacific Index is an unmanaged index considered representative of Pacific region stock markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Pacific Growth Fund

Schedule of Investments

October 31, 2014

	Shares	Value
Common Stocks & Other Equity Interests–92.20%
Australia–14.43%
Alumina Ltd.(a)	163,977	$236,907
AMP Ltd.	34,561	178,698
Aurizon Holdings Ltd.	79,854	330,323
Australia and New Zealand Banking Group Ltd.	40,780	1,206,896
Bank of Queensland Ltd.	14,060	156,648
BHP Billiton Ltd.	33,405	997,059
Brambles Ltd.	15,124	127,383
Caltex Australia Ltd.	8,892	243,868
Commonwealth Bank of Australia	22,374	1,591,342
CSL Ltd.	2,354	166,660
CSR Ltd.	79,081	241,033
Echo Entertainment Group Ltd.	36,244	125,692
Hills Holdings Ltd.	18,030	21,275
Insurance Australia Group Ltd.	58,399	336,206
Macquarie Group Ltd.	8,035	434,318
National Australia Bank Ltd.	21,017	649,530
Ramsay Health Care Ltd.	6,931	319,776
RCR Tomlinson Ltd.	17,651	42,331
Slater & Gordon Ltd.	22,163	119,640
Sonic Healthcare Ltd.	20,748	342,242
Tassal Group Ltd.	25,820	84,377
Tatts Group Ltd.	59,602	182,544
Telstra Corp. Ltd.	106,464	528,685
Wesfarmers Ltd.	7,940	309,603
Western Areas Ltd.	61,673	236,888
Westpac Banking Corp.	44,530	1,369,186
Woodside Petroleum Ltd.	15,128	535,942
Woolworths Ltd.	22,115	702,436
		11,817,488

China–8.09%
Bank of China Ltd.–Class H	1,684,000	804,968
Beijing Capital International Airport Co. Ltd.–Class H	464,000	340,442
China Petroleum & Chemical Corp.–Class H	308,000	267,793
China Resources Land Ltd.	192,000	457,944
China Shenhua Energy Co. Ltd.–Class H	106,000	298,655
CNOOC Ltd.	160,000	250,471
FIH Mobile Ltd.(a)	691,000	367,994
Great Wall Motor Co. Ltd.–Class H	89,500	392,387
Guangdong Investment Ltd.	396,000	525,179
Industrial & Commercial Bank of China Ltd.–Class H	1,201,000	794,462
Semiconductor Manufacturing International Corp.(a)	5,066,000	526,717
Tencent Holdings Ltd.	73,900	1,177,811
Zhuzhou CSR Times Electric Co., Ltd.–Class H	97,000	417,138
		6,621,961

	Shares	Value
Hong Kong–5.53%
Cathay Pacific Airways Ltd.	156,000	$294,637
Cheung Kong Infrastructure Holdings Ltd.	54,000	394,115
Chow Tai Fook Jewellery Group Ltd.	422,800	596,283
New World Development Co. Ltd.	492,000	617,926
Sands China Ltd.	126,401	787,240
Sun Hung Kai Properties Ltd.	45,000	670,784
Techtronic Industries Co. Ltd.	183,500	573,800
Yue Yuen Industrial (Holdings) Ltd.	177,000	596,736
		4,531,521

India–5.46%
Axis Bank Ltd.	167,450	1,200,949
Bharat Forge Ltd.	41,090	544,418
HCL Technologies Ltd.	33,984	890,734
IndusInd Bank Ltd.	55,471	650,936
Larsen & Toubro Ltd.	43,755	1,180,383
		4,467,420

Indonesia–1.68%
PT Matahari Department Store Tbk	546,900	670,102
PT Telekomunikasi Indonesia Persero Tbk	3,067,700	704,124
		1,374,226

Japan–37.59%
Amada Co., Ltd.	44,100	393,183
AOKI Holdings Inc.	24,800	282,906
Astellas Pharma Inc.	74,200	1,172,213
Canon Inc.	17,900	551,352
Casio Computer Co., Ltd.	9,400	151,383
Chiba Bank, Ltd. (The)	45,000	322,092
Daicel Corp.	67,000	790,767
Daifuku Co., Ltd.	28,600	339,988
Daikin Industries, Ltd.	10,800	680,074
Daito Trust Construction Co., Ltd.	4,800	606,245
Daiwa House Industry Co., Ltd.	20,900	402,829
East Japan Railway Co.	10,200	806,768
FamilyMart Co., Ltd.	7,300	292,707
Gulliver International Co., Ltd.	58,900	508,184
Hitachi Capital Corp.	26,200	653,006
Hitachi High-Technologies Corp.	16,000	496,412
Hitachi, Ltd.	137,000	1,100,171
Honda Motor Co., Ltd.	28,300	900,537
JGC Corp.	12,000	315,674
Komatsu Ltd.	18,400	442,187
Kyocera Corp.	6,400	300,335
Maeda Road Construction Co., Ltd.	24,000	371,881
Marubeni Corp.	71,500	464,984
Minebea Co., Ltd.	11,000	152,613
Mitsubishi Corp.	29,600	590,218
Mitsubishi Estate Co. Ltd.	35,000	898,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Pacific Growth Fund

	Shares	Value
Japan–(continued)
Mitsubishi Heavy Industries, Ltd.	112,000	$711,310
Mitsubishi UFJ Financial Group, Inc.	232,900	1,388,872
NH Foods Ltd.	17,000	394,316
Nidec Corp.	12,800	841,222
Nifco Inc.	15,400	494,283
Nissan Motor Co., Ltd.	40,600	375,835
Obayashi Corp.	44,000	309,401
Ono Pharmaceutical Co. Ltd.	6,100	625,306
ORIX Corp.	71,400	999,775
Relo Holdings, Inc.	5,700	412,431
Resorttrust, Inc.	25,300	614,091
Ricoh Co., Ltd.	21,800	231,145
Sanwa Holdings Corp.	73,200	524,350
SATO Holdings Corp.	12,800	340,930
Sekisui Chemical Co., Ltd.	64,000	795,701
Seven & I Holdings Co., Ltd.	28,400	1,121,551
Shimamura Co., Ltd.	4,500	397,545
Sumitomo Metal Mining Co., Ltd.	21,000	295,474
Sumitomo Mitsui Financial Group, Inc.	31,700	1,288,787
Suzuki Motor Corp.	13,000	441,980
Tokyu Fudosan Holdings, Corp.	21,500	152,965
Toshiba Corp.	135,000	603,098
Toyo Ink SC Holdings Co., Ltd.	64,000	298,904
Toyoda Gosei Co., Ltd.	7,200	136,205
Toyota Motor Corp.	23,800	1,431,908
Tsubakimoto Chain Co.	65,000	516,607
Yamaha Motor Co. Ltd.	21,000	404,239
Yaskawa Electric Corp.	36,800	482,016
Yellow Hat Ltd.	7,200	155,988
		30,773,854

Malaysia–0.83%
Public Bank Berhad	120,930	682,402

Singapore–1.70%
Singapore Post Ltd.	530,000	817,121
United Overseas Bank Ltd.	32,000	574,242
		1,391,363

South Korea–9.83%
AMOREPACIFIC Corp.	148	318,482
AMOREPACIFIC Group	410	453,800
Coway Co., Ltd.	6,077	462,280
Dongsuh Companies Inc.	6,162	121,404
Grand Korea Leisure Co., Ltd.	13,019	464,308
Green Cross Corp.	4,675	599,280
Hanssem Co., Ltd.	6,540	780,159
KEPCO Plant Service & Engineering Co., Ltd.	8,657	710,334

	Shares	Value
South Korea–(continued)
Korea Electric Power Corp.	8,078	$352,298
Nongshim Co., Ltd.	2,719	679,228
ORION Corp.	626	483,196
Ottogi Corp.	902	478,503
Samchully Co., Ltd.	3,989	563,555
Samsung Electronics Co., Ltd.	316	366,042
Samsung Fire & Marine Insurance Co., Ltd.	1,966	529,755
SK Telecom Co., Ltd.	2,724	683,156
		8,045,780

Taiwan–4.58%
China Development Financial Holding Corp.	822,000	263,960
China Life Insurance Co., Ltd.	371,954	324,264
Grand Ocean Retail Group Ltd.	87,000	181,176
Hiwin Technologies Corp.	19,930	157,634
Hon Hai Precision Industry Co., Ltd.	156,800	495,618
Largan Precision Co. Ltd.	4,001	281,445
Nan Ya Plastics Corp.	99,000	205,587
San Shing Fastech Corp.	86,940	225,857
Synnex Technology International Corp.	149,000	209,629
Taiwan Semiconductor Manufacturing Co. Ltd.	147,143	634,350
Tong Hsing Electronic Industries, Ltd.	46,000	175,577
Toung Loong Textile Manufacturing Co., Ltd.	54,000	151,227
Unimicron Technology Corp.	220,000	169,302
Yungtay Engineering Co., Ltd.	124,000	275,258
		3,750,884

Thailand–2.01%
Central Pattana PCL–NVDR	346,000	511,944
Kasikornbank PCL–NVDR	156,400	1,133,603
		1,645,547

United Kingdom–0.47%
Henderson Group PLC–CDI	49,238	171,486
Rio Tinto Ltd.	4,038	215,465
		386,951
Total Common Stocks & Other Equity Interests (Cost $66,500,747)		75,489,397

Money Market Funds–1.35%
Liquid Assets Portfolio–Institutional Class(b)	551,055	551,055
Premier Portfolio–Institutional Class(b)	551,055	551,055
Total Money Market Funds (Cost $1,102,110)		1,102,110
TOTAL INVESTMENTS–93.55% (Cost $67,602,857)		76,591,507
OTHER ASSETS LESS LIABILITIES–6.45%		5,284,912
NET ASSETS–100.00%		$81,876,419

Investment Abbreviations:

CDI	– Chess Depositary Instruments
NVDR	– Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $66,500,747)	$75,489,397
Investments in affiliated money market funds, at value and cost	1,102,110
Total investments, at value (Cost $67,602,857)	76,591,507
Foreign currencies, at value (Cost $43,574)	72,748
Receivable for:
Investments sold	6,286,557
Fund shares sold	76,143
Dividends	384,647
Investment for trustee deferred compensation and retirement plans	38,120
Other assets	24,192
Total assets	83,473,914

Liabilities:
Payable for:
Investments purchased	1,004,288
Fund shares reacquired	125,963
Accrued fees to affiliates	130,406
Accrued trustees’ and officers’ fees and benefits	1,976
Accrued other operating expenses	237,930
Trustee deferred compensation and retirement plans	96,932
Total liabilities	1,597,495
Net assets applicable to shares outstanding	$81,876,419

Net assets consist of:
Shares of beneficial interest	$90,913,755
Undistributed net investment income	(381,825)
Undistributed net realized gain (loss)	(17,529,740)
Net unrealized appreciation	8,874,229
$81,876,419

Net Assets:
Class A	$73,457,296
Class B	$480,174
Class C	$4,637,516
Class R	$343,960
Class Y	$2,944,442
Class R5	$13,031

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,997,230
Class B	20,832
Class C	200,814
Class R	14,136
Class Y	118,255
Class R5	523
Class A:
Net asset value per share	$24.51
Maximum offering price per share
(Net asset value of $24.51 ÷ 94.50%)	$25.94
Class B:
Net asset value and offering price per share	$23.05
Class C:
Net asset value and offering price per share	$23.09
Class R:
Net asset value and offering price per share	$24.33
Class Y:
Net asset value and offering price per share	$24.90
Class R5
Net asset value and offering price per share	$24.92

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $163,243)	$1,984,459
Dividends from affiliated money market funds (includes securities lending income of $5,872)	6,170
Total investment income	1,990,629

Expenses:
Advisory fees	732,674
Administrative services fees	50,000
Custodian fees	79,927
Distribution fees:
Class A	182,752
Class B	6,263
Class C	46,699
Class R	1,571
Transfer agent fees	195,820
Transfer agent fees — R5	10
Trustees’ and officers’ fees and benefits	29,176
Other	197,914
Total expenses	1,522,806
Less: Fees waived and expense offset arrangement(s)	(1,241)
Net expenses	1,521,565
Net investment income	469,064

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $13,649)	6,663,061
Foreign currencies	(139,965)
6,523,096
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $110,722)	(3,719,664)
Foreign currencies	(111,210)
(3,830,874)
Net realized and unrealized gain	2,692,222
Net increase in net assets resulting from operations	$3,161,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$469,064	$455,894
Net realized gain	6,523,096	2,903,818
Change in net unrealized appreciation (depreciation)	(3,830,874)	12,530,395
Net increase in net assets resulting from operations	3,161,286	15,890,107

Distributions to shareholders from net investment income:
Class A	(1,136,339)	(358,018)
Class B	(6,423)	—
Class C	(37,052)	—
Class R	(3,682)	(684)
Class Y	(57,092)	(33,551)
Class R5	(228)	(99)
Total distributions from net investment income	(1,240,816)	(392,352)

Share transactions–net:
Class A	(7,943,838)	(8,249,873)
Class B	(411,438)	(1,194,593)
Class C	(506,174)	(408,914)
Class R	44,765	15,501
Class Y	(435,625)	(2,727,648)
Net increase (decrease) in net assets resulting from share transactions	(9,252,310)	(12,565,527)
Net increase (decrease) in net assets	(7,331,840)	2,932,228

Net assets:
Beginning of year	89,208,259	86,276,031
End of year (includes undistributed net investment income of $(381,825) and $87,885, respectively)	$81,876,419	$89,208,259

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not

13                         Invesco Pacific Growth Fund

listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service.

Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                         Invesco Pacific Growth Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Pacific Growth Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.87%
Next $1 billion	0.82%
Over $2 billion	0.77%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $1,087.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended October 31, 2014, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $2,655 in front-end sales commissions from the sale of Class A shares and $59, $202 and $70 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Pacific Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2014, there were transfers from Level 1 to Level 2 of $13,413,584 and from Level 2 to Level 1 of $679,228, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$11,817,488	$—	$11,817,488
China	3,371,751	3,250,210	—	6,621,961
Hong Kong	3,043,865	1,487,656	—	4,531,521
India	3,266,471	1,200,949	—	4,467,420
Indonesia	—	1,374,226	—	1,374,226
Japan	508,184	30,265,670	—	30,773,854
Malaysia	—	682,402	—	682,402
Singapore	—	1,391,363	—	1,391,363
South Korea	5,066,537	2,979,243	—	8,045,780
Taiwan	—	3,750,884	—	3,750,884
Thailand	511,944	1,133,603	—	1,645,547
United Kingdom	—	386,951	—	386,951
United States	1,102,110	—	—	1,102,110
Total Investments	$16,870,862	$59,720,645	$—	$76,591,507

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $154.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17                         Invesco Pacific Growth Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$1,240,816	$392,352

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$88,885
Net unrealized appreciation — investments	8,337,248
Net unrealized appreciation (depreciation) — other investments	(114,421)
Temporary book/tax differences	(91,082)
Capital loss carryforward	(17,257,966)
Shares of beneficial interest	90,913,755
Total net assets	$81,876,419

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $5,671,829 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2015	$45,180	$—	$45,180
October 31, 2016	1,247,693	—	1,247,693
October 31, 2017	15,965,093	—	15,965,093
Total capital loss carryforward	$17,257,966	$—	$17,257,966

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $51,772,895 and $66,351,833, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,649,553
Aggregate unrealized (depreciation) of investment securities	(2,312,305)
Net unrealized appreciation of investment securities	$8,337,248

Cost of investments for tax purposes is $68,254,259.

18                         Invesco Pacific Growth Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2014, undistributed net investment income was increased by $302,042 and undistributed net realized gain (loss) was decreased by $302,042. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	133,449	$3,122,847	183,134	$4,073,454
Class B	922	20,231	1,847	39,858
Class C	14,602	327,536	17,833	377,709
Class R	12,584	306,742	3,286	72,948
Class Y	107,353	2,570,104	165,224	3,675,896

Issued as reinvestment of dividends:
Class A	43,353	991,482	14,534	313,754
Class B	261	5,649	—	—
Class C	1,529	33,187	—	—
Class R	153	3,472	29	640
Class Y	2,362	54,770	1,516	32,520

Automatic conversion of Class B shares to Class A shares:
Class A	12,179	283,842	35,357	773,892
Class B	(12,895)	(283,842)	(37,464)	(773,892)

Reacquired:
Class A	(524,772)	(12,342,009)	(606,595)	(13,410,973)
Class B	(7,007)	(153,476)	(22,453)	(460,559)
Class C	(39,409)	(866,897)	(37,694)	(786,623)
Class R	(11,043)	(265,449)	(2,730)	(58,087)
Class Y	(126,963)	(3,060,499)	(288,507)	(6,436,064)
Net increase (decrease) in share activity	(393,342)	$(9,252,310)	(572,683)	$(12,565,527)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Pacific Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Rebate from Morgan Stanley Affiliate		Portfolio turnover(d)
Class A
Year ended 10/31/14	$23.90	$0.14	$0.82	$0.96	$(0.35)	$24.51	4.10	%(h)	$73,457	1.77	%(e)(h)	1.77	%(e)(h)	0.60	%(e)(h)	N/A		63%
Year ended 10/31/13	20.05	0.12	3.83	3.95	(0.10)	23.90	19.76		79,672	1.81		1.81		0.56		N/A		87
Year ended 10/31/12	20.05	0.15	0.20	0.35	(0.35)	20.05	1.81		74,319	1.79		1.79		0.76		N/A		101
Year ended 10/31/11	22.21	0.23	(2.20)	(1.97)	(0.19)	20.05	(8.95)		83,779	1.68		1.68		1.03		N/A		109
Year ended 10/31/10	19.48	0.06	2.72	2.78	(0.05)	22.21	14.29		105,428	1.78	(f)	1.78	(f)	0.31	(f)	0.00	%(g)	76
Class B
Year ended 10/31/14	22.49	(0.04)	0.77	0.73	(0.17)	23.05	3.28		480	2.53	(e)	2.53	(e)	(0.16	)(e)	N/A		63
Year ended 10/31/13	18.92	(0.04)	3.61	3.57	—	22.49	18.87		889	2.56		2.56		(0.19)		N/A		87
Year ended 10/31/12	18.91	(0.00)	0.20	0.20	(0.19)	18.92	1.09		1,847	2.55		2.55		(0.00)		N/A		101
Year ended 10/31/11	20.97	0.06	(2.08)	(2.02)	(0.04)	18.91	(9.68)		4,376	2.43		2.43		0.28		N/A		109
Year ended 10/31/10	18.49	(0.09)	2.57	2.48	—	20.97	13.41		8,279	2.53	(f)	2.53	(f)	(0.44	)(f)	0.00	(g)	76
Class C
Year ended 10/31/14	22.53	(0.03)	0.76	0.73	(0.17)	23.09	3.28	(h)	4,638	2.52	(e)(h)	2.52	(e)(h)	(0.15	)(e)(h)	N/A		63
Year ended 10/31/13	18.95	(0.04)	3.62	3.58	—	22.53	18.89		5,049	2.56		2.56		(0.19)		N/A		87
Year ended 10/31/12	18.94	0.02	0.19	0.21	(0.20)	18.95	1.15	(h)	4,624	2.46	(h)	2.46	(h)	0.09	(h)	N/A		101
Year ended 10/31/11	20.99	0.07	(2.08)	(2.01)	(0.04)	18.94	(9.62	)(h)	5,572	2.39	(h)	2.39	(h)	0.32	(h)	N/A		109
Year ended 10/31/10	18.51	(0.09)	2.57	2.48	—	20.99	13.40		5,951	2.53	(f)	2.53	(f)	(0.44	)(f)	0.00	(g)	76
Class R
Year ended 10/31/14	23.74	0.08	0.80	0.88	(0.29)	24.33	3.78		344	2.03	(e)	2.03	(e)	0.34	(e)	N/A		63
Year ended 10/31/13	19.93	0.07	3.80	3.87	(0.06)	23.74	19.44		295	2.06		2.06		0.31		N/A		87
Year ended 10/31/12	19.95	0.10	0.20	0.30	(0.32)	19.93	1.59		236	2.05		2.05		0.50		N/A		101
Year ended 10/31/11	22.11	0.17	(2.19)	(2.02)	(0.14)	19.95	(9.21)		129	1.93		1.93		0.78		N/A		109
Year ended 10/31/10	19.41	0.01	2.70	2.71	(0.01)	22.11	13.97		37	2.03	(f)	2.03	(f)	0.06	(f)	0.00	(g)	76
Class Y(i)
Year ended 10/31/14	24.28	0.20	0.82	1.02	(0.40)	24.90	4.34		2,944	1.53	(e)	1.53	(e)	0.84	(e)	N/A		63
Year ended 10/31/13	20.37	0.18	3.88	4.06	(0.15)	24.28	20.03		3,291	1.56		1.56		0.81		N/A		87
Year ended 10/31/12	20.37	0.20	0.21	0.41	(0.41)	20.37	2.10		5,240	1.55		1.55		1.00		N/A		101
Year ended 10/31/11	22.57	0.29	(2.24)	(1.95)	(0.25)	20.37	(8.77)		7,998	1.43		1.43		1.28		N/A		109
Year ended 10/31/10	19.77	0.12	2.77	2.89	(0.09)	22.57	14.67		9,553	1.53	(f)	1.53	(f)	0.56	(f)	0.00	(g)	76
Class R5
Year ended 10/31/14	24.30	0.24	0.82	1.06	(0.44)	24.92	4.48		13	1.37	(e)	1.37	(e)	1.00	(e)	N/A		63
Year ended 10/31/13	20.39	0.21	3.89	4.10	(0.19)	24.30	20.23		13	1.43		1.43		0.94		N/A		87
Year ended 10/31/12	20.39	0.24	0.20	0.44	(0.44)	20.39	2.24		11	1.37		1.37		1.18		N/A		101
Year ended 10/31/11(j)	23.52	0.35	(3.48)	(3.13)	—	20.39	(13.31)		11	1.22	(k)	1.22	(k)	1.49	(k)	N/A		109

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the years ended October 31, 2012 and October 31, 2011.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $5,980,249 and sold of $4,944,271 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Japan Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $75,052, $626, $4,694, $314, $3,516 and $13 for Class A, Class B, Class C, Class R, Class Y, and Class R5 shares, respectively.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(g)	Amount is less than 0.005%.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for Class A shares for the year ended October 31, 2014 and 0.99%, 0.90% and 0.95% for Class C shares for the years ended October 31, 2014, 2012 and 2011, respectively.
(i)	On June 1, 2010, Morgan Stanley Pacific Growth Funds Inc.’s former Class I shares were reorganized into Class Y shares.
(j)	Commencement date of May 23, 2011 for Class R5 shares.
(k)	Annualized.

20                         Invesco Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Pacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Pacific Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

21                         Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,073.10	$9.30	$1,016.23	$9.05	1.78%
B	1,000.00	1,068.60	13.24	1,012.40	12.88	2.54
C	1,000.00	1,068.40	13.29	1,012.35	12.93	2.55
R	1,000.00	1,071.30	10.65	1,014.92	10.36	2.04
Y	1,000.00	1,074.20	8.05	1,017.44	7.83	1.54
R5	1,000.00	1,075.00	7.22	1,018.25	7.02	1.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Pacific Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that the continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management (Japan) Limited and Invesco Hong Kong Limited currently manage assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Pacific Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of the performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds

23                         Invesco Pacific Growth Fund

and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that the portfolio management team is managing to a new index which has slightly lower exposure to Japan. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

24                         Invesco Pacific Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Pacific Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Pacific Growth Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MS-PGRO-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Premium Income Fund

Nasdaq:
A: PIAFX ■ C: PICFX ■ R: PIRFX ■ Y: PIYFX ■ R5: IPNFX ■ R6: PIFFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
24	Financial Statements
26	Notes to Financial Statements
37	Financial Highlights
38	Auditor's Report
39	Fund Expenses
40	Approval of Investment Advisory and Sub-Advisory Contracts
42	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Premium Income Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

    Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Premium Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Premium Income Fund underperformed its style-specific benchmark, the Custom Premium Income Index. Strong performance in all four of the strategic asset classes in which the Fund invests – high yield bonds, emerging market debt, preferred equities and Treasury STRIPS – contributed to results over the reporting period. The top-performing asset class, Treasury STRIPS, benefited as investors sought safety from geopolitical uncertainty. Tactical allocations also helped Fund performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.66%
Class C Shares	7.85
Class R Shares	8.39
Class Y Shares	8.82
Class R5 Shares	8.82
Class R6 Shares	8.93
Barclays U.S. Aggregate Index‚ (Broad Market Index)	4.14
Custom Premium Income Index■ (Style-Specific Index)	10.84
Lipper Mixed-Asset Target Allocation Conservative Funds Index¿ (Peer Group Index)	5.74

Source(s): ‚FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

Market conditions and your Fund

Among the Fund’s fixed-income investments, US Treasury obligations issued by the US government under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program, contributed the most to Fund performance for the reporting period. Emerging market debt, preferred stocks and high yield securities also added to performance despite several spikes of market volatility. Tactical positioning was a contributor to overall Fund performance and was consistent with an intentionally small allocation versus the strategic allocation.

    At the start of the fiscal year, the Fund’s emerging market debt and high yield securities provided gains, while preferred stocks and Treasuries produced losses. Yields on 30-year Treasuries closed calendar year 2013 higher as the US Federal Reserve (the Fed) signaled its intention to reduce, or “taper,” its asset purchases going forward. Investors were relieved by the Fed’s decision to delay tapering, and high yield bonds fared quite well in the face of rising interest rates at the end of 2013. The high yield market viewed tapering as only a reduction in stimulus, not outright monetary tightening. Emerging market bonds rose on indications that macroeconomic stability in China was improving. Preferred stocks suffered in December due to increases in interest rates and aggressive year-end tax-loss selling.

    Yields on 30-year Treasuries fell in early 2014, providing gains as demand for perceived “safe-haven” assets increased due to pressure on equities resulting from geopolitical concerns spawned by Russian actions in Ukraine and Crimea.1 Preferred stock securities were the primary contributor to Fund performance over the first six months of 2014 as government bond yields decreased and global economic concerns remained in check. High yield securities benefited from favorable credit conditions, low default rates and a reduction in new issuance. Emerging market debt also provided gains for the Fund despite head-winds from political developments in Russia, Turkey and Venezuela. The Fund’s tactical government bond exposure, achieved through the use of exchange-traded futures, was beneficial for Fund performance given our overweight exposure throughout the first half of 2014. Tactical equity exposure detracted from Fund returns in January and March as overweight positions, also achieved through the use of futures, were untimely due to market declines. However, our overweight position in the second quarter of 2014 was rewarded by favorable economic developments and monetary policy.

    Fund performance was mixed in the third quarter of 2014, as US preferred stock securities posted positive returns while the emerging market and high yield bond sectors were weak. High yield bond securities were hurt by large new issuance, geopolitical risks and market concerns that the Fed would raise interest rates sooner rather than later. Emerging market bond securities declined broadly as investors grappled with expectations for a less accommodative Fed and as the strengthening US dollar weighed on commodity exporting nations. Venezuela’s credit rating downgrade was another factor that caused weakness for emerging market debt. Treasuries were the Fund’s primary contributor in the quarter. Factors driving Treasuries, implemented through individual Treasury STRIP securities, included ongoing geopolitical

Portfolio Composition
By security type

U.S. Dollar Denominated Bonds and Notes	54.0%
Preferred Stocks	28.0
U.S. Treasury Securities	7.3
Non-U.S. Dollar Denominated Bonds and Notes	2.0
Money Market Funds Plus Other Assets Less Liabilities	8.7

Top Five Fixed Income Issuers*

1. U.S. Treasury Securities	7.3%
2. Transnet SOC Ltd.	0.8
3. Petroleos Mexicanos	0.7
4. Rio Oil Finance Trust	0.7
5. Dominican Republic International Bond	0.6

Total Net Assets	$114.9 million

Total Number of Holdings*	546

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.

4 Invesco Premium Income Fund

concerns resulting from the conflict between Russia and Ukraine as well as rising conflict in the Middle East. Further bolstering the appeal of bonds was weaker-than-expected economic data in Europe, China and Japan. Preferred stocks also contributed to absolute Fund performance as they fell less than emerging market securities and high yield bond securities in September. Our tactical allocations, implemented with exchange-traded futures, also helped Fund performance in the quarter. Tactical global government bond exposure was favorable given the Fund’s overweight bias throughout the third quarter. However, tactical global equity exposure detracted from Fund performance due to an average overweight position.

    The fiscal year ended with positive performance in all four asset classes in which the Fund invests. Volatility from central bank actions and fear of the Ebola outbreak caused investors to seek refuge in perceived “safe haven” assets such as STRIPS. High yield bonds, preferred stocks and emerging market debt, all implemented through individual securities, also posted gains at the end of the reporting period.

    Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco Premium Income Fund.

1	So-called “safe-haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Jack Deino Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 2006. Mr. Deino earned a BA in Latin American studies from The University of Texas at Austin.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Peter Hubbard Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 2005.
Mr. Hubbard earned a BA in business and economics from Wheaton College.

Darren Hughes Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Jeff Kernagis Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 2007. Mr. Kernagis earned a BBA from the University of Notre Dame and an MBA from DePaul University.

Richard Ose Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco and/or its affiliates in 2011. Mr. Ose earned a BS with concentrations in finance and economics from Carroll University and an MBA with a concentration in finance from DePaul University.

Joseph Portera Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 2012.
Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Scott Roberts Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Premium Income Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

5 Invesco Premium Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 12/14/11; index data from 11/30/11

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

■	The Custom Premium Income Index, created by Invesco to serve as a benchmark for Invesco Premium Income Fund, comprises the following indexes: S&P 500 (50%) and Barclays U.S. Universal (50%).
■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Barclays U.S. Universal Index is an unmanaged index comprising US dollar-denominated, taxable bonds that are rated investment grade or below investment grade.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6 Invesco Premium Income Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	4.89%
1 Year	2.72

Class C Shares
Inception (12/14/11)	6.16%
1 Year	6.85

Class R Shares
Inception (12/14/11)	6.66%
1 Year	8.39

Class Y Shares
Inception (12/14/11)	7.21%
1 Year	8.82

Class R5 Shares
Inception (12/14/11)	7.21%
1 Year	8.82

Class R6 Shares
Inception	7.15%
1 Year	8.93

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.89%, 1.64%, 1.14%, 0.64%, 0.64% and 0.64%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.23%, 1.98%, 1.48%, 0.98%, 0.91% and 0.86%, respectively.

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	4.52%
1 Year	3.92

Class C Shares
Inception (12/14/11)	5.85%
1 Year	8.13

Class R Shares
Inception (12/14/11)	6.35%
1 Year	9.68

Class Y Shares
Inception (12/14/11)	6.90%
1 Year	10.22

Class R5 Shares
Inception (12/14/11)	6.90%
1 Year	10.22

Class R6 Shares
Inception	6.84%
1 Year	10.22

The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses on Class A, Class C, Class R and Class Y shares, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.

7 Invesco Premium Income Fund

Invesco Premium Income Fund’s investment objective is to provide current income.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging market countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Investments in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.
■	Financial institutions risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer set-backs should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

continued on page 9

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Premium Income Fund

■	Floating rate risk. The Fund may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Non-correlation risk. The return of the Fund’s preferred equity segment may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, cost or liquidity constraints.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Sovereign debt risk. Investments in foreign sovereign debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

continued on page 6

9 Invesco Premium Income Fund

Schedule of Investments(a)

October 31, 2014

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–54.00%
Aerospace & Defense–0.76%
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	$23,000	$25,731
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	171,000	190,451
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21(b)	85,000	83,088
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	165,000	176,344
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	117,000	117,146
6.00%, 07/15/22	135,000	138,037
6.50%, 07/15/24	117,000	120,071
7.50%, 07/15/21	26,000	28,178
		879,046

Agricultural & Farm Machinery–0.09%
Titan International Inc., Sr. Sec. Gtd. Global Notes, 6.88%, 10/01/20	114,000	103,740

Agricultural Products–0.08%
Darling Ingredients, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/22	86,000	86,860

Airlines–0.24%
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	33,418	35,506
Series 2014-1, Class B, Sec. Pass Through Ctfs., 4.38%, 10/01/22	105,000	106,181
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.00%, 12/01/20	125,000	129,375
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	7,164	8,077
		279,139

Alternative Carriers–0.50%
Level 3 Escrow II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/22(b)	160,000	163,200
Level 3 Financing Inc., Sr. Unsec. Gtd. Notes, 6.13%, 01/15/21(b)	390,000	412,425
		575,625

Apparel Retail–0.72%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	253,000	275,770
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	109,000	117,584
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	52,000	59,085

	Principal Amount	Value
Apparel Retail–(continued)
Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(b)	$318,000	$329,925
Neiman Marcus Group Ltd. LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	44,000	47,025
		829,389

Apparel, Accessories & Luxury Goods–0.17%
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	122,000	133,895
William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/21	59,000	61,655
		195,550

Application Software–0.10%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	110,000	111,100

Asset Management & Custody Banks–0.05%
Signode Industrial Group Lux S.A./Signode Industrial Group U.S. Inc., Sr. Unsec. Notes, 6.38%, 05/01/22(b)	64,000	62,600

Auto Parts & Equipment–0.36%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	84,000	91,350
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	142,000	148,745
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	170,000	173,400
		413,495

Automotive Retail–0.12%
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	112,000	111,720
Group 1 Automotive, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 06/01/22(b)	30,000	29,925
		141,645

Broadcasting–0.48%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	98,000	102,900
iHeartCommunications Inc., Sr. Sec. Gtd. Notes, 9.00%, 09/15/22(b)	70,000	70,350
Sr. Unsec. Global Notes, 10.00%, 01/15/18	134,000	112,225
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	75,000	77,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Premium Income Fund

	Principal Amount	Value
Broadcasting–(continued)
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(b)	$180,000	$179,100
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	8,000	8,320
		550,332

Building Products–0.87%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	255,000	267,750
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	120,000	130,500
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	190,000	195,700
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	103,000	102,001
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	196,000	211,680
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	24,000	24,840
7.88%, 03/30/20(b)	57,000	61,702
		994,173

Cable & Satellite–1.78%
Altice S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 7.75%, 05/15/22(b)	200,000	209,770
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	231,000	235,042
5.25%, 09/30/22	50,000	50,750
CCOH Safari LLC, Sr. Unsec. Gtd. Bonds, 5.50%, 12/01/22	50,000	50,625
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	424,000	443,080
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	42,000	46,883
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 7.75%, 06/01/21	225,000	236,250
8.13%, 06/01/23	139,000	148,382
Numericable Group S.A. (France), Sr. Sec. Bonds, 6.00%, 05/15/22(b)	200,000	206,000
VTR Finance B.V. (Chile), REGS, Sr. Sec. Euro Notes, 6.88%, 01/15/24(b)	400,000	421,000
		2,047,782

Casinos & Gaming–0.24%
Caesars Entertainment Resort Properties LLC, Sr. Sec. Gtd. Notes, 8.00%, 10/01/20(b)	20,000	19,450
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc., Sec. Gtd. Notes, 9.38%, 05/01/22(b)	23,000	21,448

	Principal Amount	Value
Casinos & Gaming–(continued)
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	$123,000	$135,607
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	87,000	101,029
		277,534

Coal & Consumable Fuels–0.44%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/22(b)	225,000	228,487
Indo Energy Finance II B.V. (Indonesia), Sr. Sec. Gtd. Notes, 6.38%, 01/24/23(b)	300,000	246,660
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	31,000	29,683
		504,830

Commodity Chemicals–0.54%
Braskem Finance Ltd. (Brazil), Sr. Unsec. Gtd. Global Bonds, 6.45%, 02/03/24	200,000	212,742
Mexichem S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.88%, 09/17/44(b)	400,000	402,500
		615,242

Communications Equipment–0.35%
Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(b)	81,000	71,280
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	200,000	197,500
9.00%, 04/01/19(b)	126,000	128,835
		397,615

Construction & Engineering–0.23%
AECOM Technology Corp., Sr. Unsec. Gtd. Notes, 5.75%, 10/15/22(b)	70,000	73,754
5.88%, 10/15/24(b)	40,000	42,367
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	140,000	147,700
		263,821

Construction Machinery & Heavy Trucks–0.92%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	125,000	131,563
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	245,000	254,800
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	73,000	74,825
6.75%, 06/15/21	135,000	143,100
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	187,000	193,545
Sr. Unsec. Sub. Conv. Notes, 4.75%, 04/15/19(b)	55,000	55,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Premium Income Fund

	Principal Amount	Value
Construction Machinery & Heavy Trucks–(continued)
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/22	$199,000	$203,975
		1,056,842

Construction Materials–0.95%
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(b)	45,000	45,169
Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 5.70%, 01/11/25(b)	435,000	428,475
5.88%, 03/25/19(b)	200,000	207,750
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	31,000	31,930
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	115,000	117,300
7.50%, 02/15/19(b)	102,000	104,040
US Concrete, Inc., Sr. Sec. Gtd. Global Notes, 8.50%, 12/01/18	145,000	155,875
		1,090,539

Consumer Finance–0.03%
Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/24	36,000	37,485

Data Processing & Outsourced Services–0.54%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	180,000	189,900
First Data Corp., Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	83,000	100,534
Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	282,000	331,350
		621,784

Department Stores–0.43%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Notes, 6.00%, 04/01/22(b)	291,000	297,547
SACI Falabella (Chile), Sr. Unsec. Notes, 4.38%, 01/27/25(b)	200,000	201,401
		498,948

Distillers & Vintners–0.10%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 10.00%, 04/30/18(c)	62,000	58,590
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/24	55,000	56,306
		114,896

Diversified Banks–3.22%
Banco Davivienda S.A. (Colombia), REGS, Unsec. Sub. Euro Notes, 5.88%, 07/09/22(b)	310,000	316,200
Banco Inbursa S.A. Institucion de Banca Multiple (Mexico), Sr. Unsec. Notes, 4.13%, 06/06/24(b)	500,000	483,235

	Principal Amount	Value
Diversified Banks–(continued)
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Notes, 5.95%, 01/30/24(b)	$300,000	$321,375
Bancolombia S.A. (Colombia), Unsec. Sub. Global Notes, 5.13%, 09/11/22	300,000	307,248
BBVA Bancomer S.A. (Mexico), Unsec. Sub. Notes, 6.75%, 09/30/22(b)	150,000	170,198
Citigroup Inc., Jr. Unsec. Sub. Global Notes, 5.80%(d)	40,000	40,200
Emirates NBD Tier 1 Ltd. (United Arab Emirates), Jr. Unsec. Gtd. Sub. Euro Bonds, 5.75%(d)	300,000	294,810
Finansbank A.S. (Turkey), REGS, Sr. Unsec. Euro Notes, 6.25%, 04/30/19(b)	200,000	209,840
ICICI Bank Ltd. (India), Jr. Unsec. Sub. Bonds, 6.38%, 04/30/22(b)	300,000	310,500
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	118,000	127,776
Russian Agricultural Bank OJSC Via RSHB Capital S.A. (Russia), REGS, Sr. Unsec. Euro Notes, 5.10%, 07/25/18(b)	400,000	387,020
Sberbank of Russia Via SB Capital S.A. (Russia), REGS, Sr. Unsec. Euro Notes, 6.13%, 02/07/22(b)	300,000	301,125
State Bank of India (India), Sr. Unsec. Notes, 4.88%, 04/17/24(b)	200,000	207,899
Turkiye Is Bankasi (Turkey), Unsec. Sub. Notes, 7.85%, 12/10/23(b)	200,000	222,000
		3,699,426

Diversified Chemicals–0.47%
OCP S.A. (Morocco), Sr. Unsec. Bonds, 6.88%, 04/25/44(b)	300,000	328,095
Sr. Unsec. Notes, 5.63%, 04/25/24(b)	200,000	210,456
		538,551

Diversified Metals & Mining–0.81%
Cia Minera Ares SAC (Peru), Sr. Unsec. Gtd. Notes, 7.75%, 01/23/21(b)	500,000	537,500
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	200,000	207,000
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	102,000	108,120
Imperial Metals Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	78,000	74,295
		926,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Premium Income Fund

	Principal Amount	Value
Diversified Support Services–0.21%
Laureate Education, Inc., Sr. Unsec. Gtd. Notes, 9.75%, 09/01/19(b)	$70,000	$72,538
REGS, Sr. Unsec. Gtd. Euro Notes, 9.75%, 09/01/19(b)	160,000	165,600
		238,138

Electric Utilities–0.10%
Majapahit Holding B.V. (Indonesia), Sr. Unsec. Gtd. Notes, 7.75%, 01/20/20(b)	100,000	116,988

Electrical Components & Equipment–0.05%
Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 4.88%, 10/15/23(b)	55,000	54,450

Electronic Components–0.05%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	52,000	53,365

Environmental & Facilities Services–0.03%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	38,000	39,995

Gas Utilities–0.14%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	19,000	20,615
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.75%, 01/15/22	30,000	30,525
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/24	59,000	59,000
7.38%, 08/01/21	44,000	47,520
		157,660

Gold–0.14%
New Gold Inc. (Canada), Sr. Unsec. Notes, 6.25%, 11/15/22(b)	159,000	156,218

Health Care Equipment–0.09%
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	105,000	98,438

Health Care Facilities–1.20%
Community Health Systems Inc., Sr. Sec. Gtd. Notes, 5.13%, 08/01/21(b)	55,000	57,681
Sr. Unsec. Gtd. Notes, 6.88%, 02/01/22 (Acquired 01/15/14-06/24/14 ; Cost $241,183)(b)	233,470	253,023
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	97,000	105,002

	Principal Amount	Value
Health Care Facilities–(continued)
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	$199,000	$217,905
6.50%, 02/15/20	45,000	50,513
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/22	141,000	164,089
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 12/01/21	23,000	24,150
Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 6.00%, 10/01/20	71,000	76,858
Sr. Unsec. Global Notes, 6.75%, 02/01/20	225,000	239,062
8.13%, 04/01/22	168,000	193,200
		1,381,483

Health Care Services–0.19%
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	210,000	221,025

Home Improvement Retail–0.23%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(b)	270,000	263,925

Homebuilding–0.66%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	313,000	307,131
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	89,000	90,335
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	61,000	64,965
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	79,000	78,407
7.50%, 05/15/16	50,000	52,687
8.00%, 11/01/19(b)	55,000	55,756
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	43,000	46,118
7.50%, 09/15/22	23,000	25,013
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	33,000	32,505
		752,917

Hotels, Resorts & Cruise Lines–0.05%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	58,000	62,640

Household Products–0.23%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	146,000	152,388
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/21	100,000	107,875
		260,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Premium Income Fund

	Principal Amount	Value
Hypermarkets & Super Centers–0.44%
Cencosud S.A. (Chile), REGS, Sr. Unsec. Gtd. Euro Notes, 4.88%, 01/20/23(b)	$500,000	$501,136

Independent Power Producers & Energy Traders–0.40%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	102,000	116,790
8.00%, 10/15/17	2,000	2,290
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/23	181,000	183,262
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 07/15/22	144,000	151,560
		453,902

Industrial Conglomerates–0.50%
Grupo KUO S.A.B De C.V. (Mexico), Sr. Unsec. Gtd. Notes, 6.25%, 12/04/22(b)	400,000	411,500
Hutchison Whampoa International (10) Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00%(b)(d)	159,000	165,161
		576,661

Industrial Gases–0.26%
Yingde Gases Investment Ltd. (China), Sr. Unsec. Gtd. Notes, 7.25%, 02/28/20(b)	300,000	299,250

Industrial Machinery–0.17%
EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 09/15/22(b)	17,000	17,510
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	168,000	176,190
		193,700

Integrated Oil & Gas–2.44%
California Resources Corp., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/21(b)	128,000	131,520
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Bonds, 4.13%, 01/16/25	367,000	357,825
Sr. Unsec. Global Notes, 5.88%, 05/28/45	100,000	102,763
Hiland Partners L.P./Hiland Partners Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 05/15/22(b)	49,000	48,510
KazMunayGas National Co. JSC (Kazakhstan), Unsec. Bonds, 6.00%, 11/07/44(b)	400,000	394,524
REGS, Sr. Unsec. Euro Notes, 4.40%, 04/30/23(b)	200,000	196,900
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 6.25%, 03/17/24	372,000	395,847

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Petroleos de Venezuela S.A. (Venezuela), Sr. Unsec. Gtd. Notes, 8.50%, 11/02/17(b)	$106,000	$81,620
REGS, Sr. Unsec. Gtd. Euro Notes, 8.50%, 11/02/17(b)	100,000	75,990
9.00%, 11/17/21(b)	265,000	169,269
Unsec. Euro Bonds, 6.00%, 05/16/24(b)	520,000	270,088
State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec. Euro Notes, 5.45%, 02/09/17	265,000	278,250
Sr. Unsec. Medium-Term Euro Notes, 4.75%, 03/13/23	300,000	299,430
		2,802,536

Integrated Telecommunication Services–1.05%
Digicel Group Ltd. (Jamaica), REGS, Sr. Unsec. Euro Notes, 7.13%, 04/01/22(b)	500,000	503,750
Globo Comunicacao e Participacoes S.A. (Brazil), Sr. Sec. Euro Notes, 6.25%(b)(c)(d)	359,000	372,014
T-Mobile USA, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/25	119,000	123,165
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 5.25%, 01/15/21	200,000	209,000
		1,207,929

Internet Software & Services–0.43%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	281,000	297,860
EarthLink Holdings Corp., Sr. Sec. Gtd. Global Notes, 7.38%, 06/01/20	155,000	159,069
Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	38,000	37,287
		494,216

Leisure Facilities–0.08%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	86,000	87,075

Marine–0.43%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	180,000	184,500
Pelabuhan Indonesia III PT (Indonesia), Sr. Unsec. Notes, 4.88%, 10/01/24(b)	300,000	305,379
		489,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Premium Income Fund

	Principal Amount	Value
Metal & Glass Containers–0.37%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	$75,000	$78,375
Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	345,000	348,450
		426,825

Movies & Entertainment–0.13%
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.88%, 02/15/22	45,000	46,238
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	101,000	106,050
		152,288

Multi-Sector Holdings–0.26%
SUAM Finance B.V. (Colombia), Sr. Unsec. Gtd. Notes, 4.88%, 04/17/24(b)	300,000	303,746

Oil & Gas Drilling–0.32%
Parker Drilling Co., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/15/22	7,000	6,580
7.50%, 08/01/20	162,000	158,760
Pioneer Energy Services Corp., Sr. Unsec. Gtd. Notes, 6.13%, 03/15/22(b)	105,000	99,619
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	30,000	31,125
Sr. Unsec. Gtd. Notes, 5.25%, 11/15/24(b)	79,000	73,912
		369,996

Oil & Gas Equipment & Services–0.35%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	97,000	101,486
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	176,000	171,600
Sr. Unsec. Gtd. Notes, 6.00%, 10/01/22(b)	59,000	57,230
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	82,000	74,415
		404,731

Oil & Gas Exploration & Production–3.13%
American Eagle Energy Corp., Sr. Sec. Gtd. Notes, 11.00%, 09/01/19(b)	59,000	52,510
Antero Resources Corp., Sr. Unsec. Gtd. Notes, 5.13%, 12/01/22(b)	110,000	110,275
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/21	129,000	131,580
Approach Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/15/21	143,000	133,347

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Carrizo Oil & Gas Inc., Sr. Unsec. Notes, 7.50%, 09/15/20(b)	$49,000	$50,103
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/22	37,000	39,266
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	96,000	95,280
EXCO Resources, Inc., Sr. Unsec. Gtd. Notes, 8.50%, 04/15/22	145,000	127,237
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	68,000	56,270
9.75%, 07/15/20	146,000	125,195
Kosmos Energy Ltd. (Ghana), Sr. Sec. Gtd. Notes, 7.88%, 08/01/21(b)	300,000	285,000
Pacific Rubiales Energy Corp. (Colombia), Sr. Unsec. Gtd. Notes, 5.63%, 01/19/25(b)	500,000	489,125
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/23(b)	500,000	488,750
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Bonds, 5.50%, 06/27/44	159,000	165,230
Sr. Unsec. Gtd. Global Notes, 3.50%, 01/30/23	318,000	308,874
6.38%, 01/23/45	117,000	134,657
6.50%, 06/02/41	159,000	185,929
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	73,000	71,905
Sr. Unsec. Notes, 5.38%, 10/01/22	19,000	18,953
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/22(b)	166,000	166,000
Sanchez Energy Corp., Sr. Unsec. Gtd. Notes, 6.13%, 01/15/23(b)	159,000	151,845
SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	107,000	97,370
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	4,000	4,170
Ultra Petroleum Corp., Sr. Unsec. Notes, 6.13%, 10/01/24(b)	118,000	111,510
		3,600,381

Oil & Gas Storage & Transportation–2.33%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/23	467,000	490,350
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	410,000	473,550
GNL Quintero S.A. (Chile), Sr. Unsec. Notes, 4.63%, 07/31/29(b)	200,000	206,984
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	555,000	595,237
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	154,000	165,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Premium Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 03/01/22	$16,000	$17,120
Sabine Pass Liquefaction LLC, Sr. Sec. Global Notes, 5.63%, 04/15/23	100,000	104,250
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	60,000	66,900
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	44,000	41,254
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	123,000	126,690
Sr. Unsec. Notes, 6.25%, 10/15/22(b)	14,000	14,543
Transportadora de Gas Internacional S.A. E.S.P. (Colombia), REGS, Sr. Unsec. Euro Notes, 5.70%, 03/20/22(b)	350,000	375,725
		2,678,153

Other Diversified Financial Services–2.15%
Corp Financiera de Desarrollo S.A. (Peru), Unsec. Sub. Notes, 5.25%, 07/15/29(b)	300,000	310,200
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., Sr. Sec. Notes, 7.25%, 08/01/22(b)	56,000	52,640
Odebrecht Oil & Gas Finance Ltd. (Brazil), Sr. Unsec. Gtd. Notes, 7.00%(b)(d)	425,000	414,375
Power Sector Assets & Liabilities Management Corp. (Philippines), Sr. Unsec. Gtd. Bonds, 7.39%, 12/02/24(b)	300,000	393,000
Rio Oil Finance Trust (Brazil), Series 2014-1, Sr. Sec. Notes, 6.25%, 07/06/24(b)	750,000	784,312
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/24(b)	302,000	320,875
Unifin Financiera S.A.P.I. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Gtd. Bonds, 6.25%, 07/22/19(b)	200,000	196,250
		2,471,652

Packaged Foods & Meats–2.10%
Chiquita Brands International Inc., Sr. Unsec. Conv. Notes, 4.25%, 08/15/16	230,000	231,150
Chiquita Brands International Inc./Chiquita Brands LLC, Sr. Sec. Gtd. Global Notes, 7.88%, 02/01/21	22,000	24,228
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	290,000	297,250
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(b)	100,000	105,875

	Principal Amount	Value
Packaged Foods & Meats–(continued)
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/24(b)	$200,000	$214,500
JBS S.A. (Brazil), Sr. Unsec. Notes, 10.50%, 08/04/16(b)	100,000	113,200
REGS, Sr. Unsec. Euro Notes, 10.50%, 08/04/16(b)	100,000	114,000
MHP S.A. (Ukraine), Sr. Unsec. Gtd. Notes, 8.25%, 04/02/20(b)	400,000	348,000
Minerva Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 7.75%, 01/31/23(b)	350,000	368,025
REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/31/23(b)	200,000	209,500
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	111,000	114,330
Sr. Unsec. Gtd. Notes, 6.00%, 12/15/22(b)	71,000	68,692
Smithfield Foods Inc., Sr. Unsec. Notes, 5.88%, 08/01/21(b)	29,000	30,957
6.63%, 08/15/22	74,000	80,845
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	92,000	97,060
		2,417,612

Paper Packaging–0.06%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.75%, 04/15/21	6,000	6,083
4.88%, 11/15/22	67,000	67,670
		73,753

Paper Products–0.15%
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	165,000	170,363

Personal Products–0.32%
Albea Beauty Holdings S.A. (France), Sr. Sec. Gtd. Notes, 8.38%, 11/01/19(b)	200,000	215,000
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	142,000	148,035
		363,035

Pharmaceuticals–0.41%
Salix Pharmaceuticals Ltd., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/21(b)	50,000	54,375
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	140,000	139,475
6.38%, 10/15/20(b)	115,000	118,594
6.75%, 08/15/21(b)	62,000	64,557
7.25%, 07/15/22(b)	58,000	61,480
7.50%, 07/15/21(b)	32,000	34,400
		472,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Premium Income Fund

	Principal Amount	Value
Railroads–0.84%
Transnet SOC Ltd. (South Africa), Sr. Unsec. Notes, 4.00%, 07/26/22(b)	$300,000	$288,375
REGS, Sr. Unsec. Euro Notes, 4.00%, 07/26/22(b)	700,000	677,390
		965,765

Real Estate Development–0.39%
AV Homes, Inc., Sr. Unsec. Notes, 8.50%, 07/01/19(b)	60,000	59,550
Country Garden Holdings Co. Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 7.50%, 01/10/23(b)	400,000	393,000
		452,550

Regional Banks–0.43%
Banco Internacional del Peru SAA (Peru), Unsec. Sub. Notes, 6.63%, 03/19/29(b)	300,000	325,264
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	147,000	165,375
		490,639

Renewable Electricity–0.26%
Greenko Dutch B.V. (India), Sr. Sec. Gtd. Notes, 8.00%, 08/01/19(b)	300,000	294,750

Research & Consulting Services–0.04%
IHS Inc., Sr. Unsec. Gtd. Notes, 5.00%, 11/01/22(b)	40,000	40,800

Security & Alarm Services–0.07%
ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/21	75,000	79,031

Semiconductor Equipment–0.39%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	349,000	351,618
Entegris Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/22(b)	96,000	98,880
		450,498

Semiconductors–0.42%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	136,000	140,760
Micron Technology, Inc., Sr. Unsec. Notes, 5.88%, 02/15/22(b)	122,000	129,320
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	200,000	211,000
		481,080

Sovereign Debt–7.71%
Bahrain Government International Bond (Bahrain), Unsec. Bonds, 6.00%, 09/19/44(b)	200,000	206,500
Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.25%, 09/14/21	212,000	220,480
3.63%, 10/30/42	300,000	272,550

	Principal Amount	Value
Sovereign Debt–(continued)
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds, 7.45%, 04/30/44(b)	$100,000	$112,250
Sr. Unsec. Notes, 9.04%, 01/23/18(b)	191,795	210,015
REGS, Sr. Unsec. Euro Bonds, 5.88%, 04/18/24(b)	400,000	424,000
El Salvador Government International Bond (El Salvador), Unsec. Notes, 6.38%, 01/18/27(b)	172,000	177,160
Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds, 8.13%, 10/06/19(b)(e)	359,000	472,982
Honduras Government International Bond (Honduras), REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/24(b)	200,000	217,500
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 02/21/23	80,000	86,400
5.38%, 03/25/24	200,000	214,520
7.63%, 03/29/41	186,000	241,335
Indonesia Government International Bond (Indonesia), Sr. Unsec. Notes, 4.63%, 04/15/43(b)	265,000	249,100
REGS, Sr. Unsec. Euro Notes, 3.75%, 04/25/22(b)	265,000	265,000
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec. Notes, 4.88%, 10/14/44(b)	313,000	302,827
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds, 6.00%, 01/27/23(b)	500,000	508,225
Magyar Export-Import Bank Zrt. (Hungary), Sr. Unsec. Gtd. Bonds, 4.00%, 01/30/20(b)	200,000	199,250
MDC-GMTN B.V. (United Arab Emirates), Sr. Unsec. Gtd. Bonds, 3.25%, 04/28/22(b)	200,000	204,250
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	138,000	141,996
Pakistan Government International Bond (Pakistan), Unsec. Bonds, 7.25%, 04/15/19(b)	400,000	415,000
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 4.00%, 09/22/24	200,000	205,500
Perusahaan Penerbit SBSN Indonesia III (Indonesia), Unsec. Notes, 4.35%, 09/10/24(b)	350,000	352,625
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 8.75%, 11/21/33	212,000	327,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Premium Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.00%, 03/17/23	$106,000	$105,285
Sr. Unsec. Global Notes, 5.00%, 03/23/22	146,000	164,433
Qatar Government International Bond (Qatar), REGS, Sr. Unsec. Notes, 5.75%, 01/20/42(b)	260,000	309,400
Republic of Angola Via Northern Lights III B.V. (Angola), REGS, Sr. Unsec. Euro Notes, 7.00%, 08/16/19(b)	318,000	341,055
Republic of Serbia (Serbia), Sr. Unsec. Bonds, 4.88%, 02/25/20(b)	250,000	254,375
Romanian Government International Bond (Romania), Sr. Unsec. Notes, 4.88%, 01/22/24(b)	106,000	114,745
6.75%, 02/07/22(b)	84,000	100,947
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 7.50%, 03/31/30(b)(c)	580,985	660,574
Sri Lanka Government International Bond (Sri Lanka), REGS, Unsec. Euro Notes, 7.40%, 01/22/15(b)	318,000	322,770
Ukraine Government International Bond (Ukraine), REGS, Sr. Unsec. Euro Notes, 6.75%, 11/14/17(b)	305,000	268,019
Venezuela Government International Bond (Venezuela), REGS, Sr. Unsec. Euro Bonds, 6.00%, 12/09/20(b)	116,500	69,900
11.95%, 08/05/31(b)	169,600	124,232
		8,862,210

Specialized Finance–0.97%
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/20	189,000	215,224
Sr. Unsec. Notes, 5.13%, 03/15/21	85,000	86,381
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	204,000	215,730
Fly Leasing Ltd. (Ireland), Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	200,000	207,740
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/22	138,000	150,765
Sr. Unsec. Notes, 8.25%, 12/15/20	201,000	243,713
		1,119,553

Specialized REIT’s–0.27%
Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/23	150,000	154,313
Sr. Unsec. Notes, 4.88%, 04/15/22	156,000	157,365
		311,678

	Principal Amount	Value
Specialty Stores–0.37%
Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	$342,000	$347,557
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	14,000	13,878
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	56,000	59,360
		420,795

Steel–1.63%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 10/01/21	102,000	102,510
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.00%, 03/01/21	200,000	214,000
6.75%, 02/25/22	97,000	108,155
Evraz Inc. N.A. (Canada), Sr. Sec. Gtd. Notes, 7.50%, 11/15/19(b)	470,000	475,875
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	230,000	207,000
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/15/22	144,000	157,320
Sr. Unsec. Gtd. Notes, 5.13%, 10/01/21(b)	13,000	13,650
5.50%, 10/01/24(b)	51,000	54,188
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	35,000	36,794
7.38%, 02/01/20(b)	242,000	253,192
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	32,000	35,040
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.38%, 01/11/22	212,000	215,581
		1,873,305

Tires & Rubber–0.26%
Gajah Tunggal Tbk PT (Indonesia), REGS, Sr. Sec. Gtd. Euro Notes, 7.75%, 02/06/18(b)	300,000	303,000

Trading Companies & Distributors–0.25%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Notes, 5.00%, 10/01/21(b)	150,000	156,750
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	125,000	135,000
		291,750

Wireless Telecommunication Services–2.46%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	200,000	191,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Premium Income Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	$200,000	$203,500
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 07/15/22(b)	170,000	168,088
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	475,000	464,312
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	121,000	121,000
Sprint Corp., Sr. Unsec. Gtd. Notes, 7.25%, 09/15/21(b)	79,000	83,740
7.88%, 09/15/23(b)	268,000	289,440
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 04/01/23	280,000	296,800
Sr. Unsec. Gtd. Notes, 6.84%, 04/28/23	183,000	194,895
VimpelCom Holdings B.V. (Russia), REGS, Sr. Unsec. Gtd. Euro Notes, 5.95%, 02/13/23(b)	450,000	416,848
Wind Acquisition Finance S.A. (Italy), Sr. Unsec. Gtd. Notes, 7.38%, 04/23/21(b)	400,000	393,000
		2,823,617
Total U.S. Dollar Denominated Bonds and Notes (Cost $61,367,721)		62,045,130

	Shares
Preferred Stocks–27.96%
Asset Management & Custody Banks–0.68%
Affiliated Managers Group Inc., 6.38% Sr. Unsec. Pfd.	3,100	80,786
Apollo Investment Corp., 6.88% Sr. Unsec. Pfd.	2,700	67,581
Ares Capital Corp., 7.00% Sr. Unsec. Pfd.	6,800	172,924
Bank of New York Mellon Corp. (The), 5.20% Pfd.	5,300	126,352
Northern Trust Corp., Series C, 5.85% Pfd.	3,000	74,280
State Street Corp., Series C, 5.25% Pfd.	4,500	109,845
State Street Corp., Series D, 5.90% Pfd.	5,800	151,380
		783,148

Cable & Satellite–0.06%
Comcast Corp., 5.00% Sr. Unsec. Gtd. Pfd.	2,600	66,118

Consumer Finance–1.19%
Ally Financial Inc., Series A, 8.50% Pfd.	11,400	301,872
Capital One Financial Corp., Series B, 6.00% Pfd.	8,200	197,948
Capital One Financial Corp., Series C, 6.25% Pfd.	4,300	104,662
Discover Financial Services, Series B, 6.50% Pfd.	5,200	133,484

	Shares	Value
Consumer Finance–(continued)
GMAC Capital Trust I, Series 2, 8.13% Jr. Sub. Gtd. Pfd.	20,100	$537,273
Navient Corp., 6.00% Sr. Unsec. Pfd.	4,200	90,426
		1,365,665

Diversified Banks–10.19%
BAC Capital Trust VIII, 6.00% Jr. Unsec. Sub. Gtd. Pfd.	5,500	140,745
Bank of America Corp., Series 3, 6.38% Pfd.	18,400	464,232
Bank of America Corp., Series D, 6.20% Pfd.	15,900	399,567
Bank of America Corp., Series I, 6.63% Pfd.	18,651	481,569
Bank of America Corp., Series W, 6.25% Pfd.	15,000	379,350
Barclays Bank PLC (United Kingdom), Series 4, 7.75% Pfd.	21,900	562,173
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Pfd.	28,000	722,680
Citigroup Inc., Series J, 7.13% Pfd.	10,100	273,306
Citigroup Inc., Series K, 6.88% Pfd.	14,900	398,724
Citigroup Inc., Series L, 6.88% Pfd.	7,500	191,325
Countrywide Capital V, 7.00% Jr. Sub. Gtd. Pfd.	9,600	245,568
HSBC Holdings PLC (United Kingdom), Series 2, 8.00% Jr. Unsec. Sub. Pfd.	72,000	1,929,600
JPMorgan Chase & Co., Series O, 5.50% Pfd.	8,900	205,501
JPMorgan Chase & Co., Series P, 5.45% Pfd.	12,300	282,285
JPMorgan Chase & Co., Series T, 6.70% Pfd.	7,700	198,121
JPMorgan Chase & Co., Series W, 6.30% Pfd.	9,200	229,632
JPMorgan Chase Capital XXIX, 6.70% Jr. Sub. Gtd. Pfd.	7,200	185,184
Lloyds Banking Group PLC (United Kingdom), 7.75% Sr. Unsec. Pfd.	8,100	212,544
RBS Capital Funding Trust VII (Netherlands), Series G, 6.08% Jr. Unsec. Sub. Gtd. Pfd.	17,502	423,373
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series L, 5.75% Jr. Sub. Pfd.	18,201	427,178
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series R, 6.13% Jr. Sub. Pfd.	11,000	264,440
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Jr. Sub. Pfd.	15,900	394,638
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	11,300	286,455
US Bancorp, Series F, 6.50% Pfd.	22,400	656,544
Wells Fargo & Co., 5.20% Pfd.	14,000	325,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Premium Income Fund

	Shares	Value
Diversified Banks–(continued)
Wells Fargo & Co., 5.85% Pfd.	8,400	$218,064
Wells Fargo & Co., 6.63% Pfd.	8,400	235,788
Wells Fargo & Co., Series J, 8.00% Pfd.	6,500	190,905
Wells Fargo & Co., Series O, 5.13% Pfd.	15,900	366,654
Wells Fargo & Co., Series P, 5.25% Pfd.	5,400	128,088
Wells Fargo & Co., Series T, 6.00% Pfd.	11,400	284,772
		11,704,225

Diversified Capital Markets–1.34%
Deutsche Bank Contingent Capital Trust III (Germany), 7.60% Jr. Unsec. Sub. Gtd. Pfd.	21,900	600,279
Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Jr. Unsec. Sub. Gtd. Pfd.	27,100	763,407
KKR Financial Holdings LLC, Series A, 7.38% Pfd.	3,400	88,400
KKR Financial Holdings LLC., 8.38% Sr. Unsec. Pfd.	3,200	90,400
		1,542,486

Diversified REIT’s–0.40%
PS Business Parks, Inc., Series S, 6.45% Pfd.	8,600	223,342
Vornado Realty Trust, Series J, 6.88% Pfd.	8,800	237,600
		460,942

Electric Utilities–1.12%
Alabama Power Co., 5.63% Pfd.	3,500	87,391
BGE Capital Trust II, 6.20% Jr. Unsec. Sub. Gtd. Pfd.	2,300	58,765
Duke Energy Corp., 5.13% Jr. Unsec. Sub. Pfd.	4,500	109,215
Entergy Louisiana LLC, 5.25% Sr. Sec. First Mortgage Pfd.	2,300	57,500
Entergy Mississippi Inc., 6.00% Sr. Sec. First Mortgage Pfd.	4,300	110,080
Entergy Texas Inc., 5.63% Sr. Sec. Pfd.	3,400	87,074
Interstate Power & Light Co., Series D, 5.10% Pfd.	1,800	45,180
NextEra Energy Capital Holdings Inc., 5.00% Jr. Unsec. Sub. Gtd. Pfd.	4,500	100,305
NextEra Energy Capital Holdings Inc., Series G, 5.70% Jr. Unsec. Sub. Gtd. Pfd.	3,600	90,684
NextEra Energy Capital Holdings Inc., Series H, 5.63% Jr. Unsec. Sub. Gtd. Pfd.	7,200	179,784
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	1,000	28,100
PPL Capital Funding, Inc., Series B, 5.90% Jr. Unsec. Sub. Gtd. Pfd.	4,100	99,835
SCE Trust I, 5.63% Jr. Unsec. Sub. Pfd.	7,900	193,234
SCE Trust III, 5.75% Jr. Unsec. Sub. Pfd.	1,300	35,152
		1,282,299

	Shares	Value
Health Care REIT’s–0.17%
Health Care REIT, Inc., Series J, 6.50% Pfd.	2,600	$67,626
Senior Housing Properties Trust, 5.63% Sr. Unsec. Pfd.	3,200	75,296
Ventas Realty L.P. / Ventas Capital Corp., 5.45% Sr. Unsec. Gtd. Pfd.	2,300	56,649
		199,571

Hotel and Resort REIT’s–0.06%
Hospitality Properties Trust, Series D, 7.13% Pfd.	2,600	68,562

Industrial Conglomerates–0.37%
General Electric Capital Corp., 4.70% Sr. Unsec. Pfd.	5,400	129,114
4.88% Sr. Unsec. Pfd.	7,500	185,400
4.88% Sr. Unsec. Pfd.	4,500	111,825
		426,339

Industrial Machinery–0.15%
Stanley Black & Decker Inc., 5.75% Jr. Unsec. Sub. Pfd.	6,800	171,836

Integrated Telecommunication Services–0.67%
Qwest Corp., 6.13% Sr. Unsec. Pfd.	5,000	117,700
7.00% Sr. Unsec. Pfd.	3,600	92,340
7.00% Sr. Unsec. Pfd.	4,500	115,785
7.38% Sr. Unsec. Pfd.	7,000	184,660
7.50% Sr. Unsec. Pfd.	5,400	144,180
Verizon Communications Inc., 5.90% Sr. Unsec. Pfd.	4,500	116,550
		771,215

Investment Banking & Brokerage–2.73%
BGC Partners Inc., 8.13% Sr. Unsec. Pfd.	1,000	27,340
Charles Schwab Corp. (The), Series B, 6.00% Pfd.	4,400	112,420
Goldman Sachs Group Inc. (The), Series K, 6.38% Pfd.	11,500	292,100
Goldman Sachs Group, Inc. (The), 6.50% Sr. Unsec. Pfd.	5,400	145,260
Goldman Sachs Group, Inc. (The), Series I, 5.95% Pfd.	14,000	336,700
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	14,900	356,557
Morgan Stanley, 6.88% Pfd.	16,000	424,320
Morgan Stanley, Series E, 7.13% Pfd.	16,000	436,160
Morgan Stanley, Series G, 6.63% Pfd.	3,400	86,632
Morgan Stanley, Series I, 6.38% Pfd.	23,400	589,914
Morgan Stanley Capital Trust VI, 6.60% Jr. Unsec. Sub. Gtd. Pfd.	6,800	173,808
Raymond James Financial Inc., 6.90% Sr. Unsec. Pfd.	3,200	86,400
Stifel Financial Corp., 6.70% Sr. Unsec. Pfd.	2,900	73,544
		3,141,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Premium Income Fund

	Shares	Value
Life & Health Insurance–1.33%
Aegon N.V. (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	7,500	$191,475
Aegon N.V. (Netherlands), 8.00% Unsec. Sub. Pfd.	9,600	273,312
Aflac Inc., 5.50% Jr. Unsec. Sub. Pfd.	4,500	111,600
MetLife Inc., Series B, 6.50% Pfd.	12,600	326,970
Principal Financial Group Inc., Series B, 6.52% Pfd.	2,300	58,880
Protective Life Corp., 6.25% Sr. Unsec. Sub. Pfd.	4,900	127,155
Prudential Financial Inc., 5.70% Jr. Unsec. Sub. Pfd.	5,900	147,500
Prudential Financial Inc., 5.75% Jr. Unsec. Sub. Pfd.	5,400	135,540
Prudential PLC (United Kingdom), 6.75% Jr. Unsec. Sub. Pfd.	5,000	129,250
Torchmark Corp., 5.88% Jr. Unsec. Sub. Pfd.	1,100	27,588
		1,529,270

Multi-Line Insurance–0.34%
American Financial Group Inc., 6.38% Sr. Unsec. Pfd.	4,400	115,456
Aviva PLC (United Kingdom), 8.25% Sr. Unsec. Sub. Pfd.	3,600	100,872
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	4,600	139,288
Kemper Corp., 7.38% Unsec. Sub. Pfd.	1,200	31,320
		386,936

Multi-Utilities–0.21%
DTE Energy Co., 6.50% Jr. Unsec. Sub. Pfd.	4,300	115,455
Integrys Energy Group, Inc., 6.00% Jr. Unsec. Sub. Pfd.	3,600	94,032
SCANA Corp., 7.70% Jr. Unsec. Sub. Pfd.	1,400	35,560
		245,047

Office REIT’s–0.39%
Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	1,200	30,600
Boston Properties, Inc., 5.25% Pfd.	1,800	43,470
Digital Realty Trust, Inc., Series F, 6.63% Pfd.	2,000	50,460
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	2,300	52,670
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	3,100	82,801
Equity Commonwealth, 5.75% Sr. Unsec. Pfd.	4,100	92,414
Kilroy Realty Corp., Series G, 6.88% Pfd.	900	23,319
Kilroy Realty Corp., Series H, 6.38% Pfd.	900	22,716
SL Green Realty Corp., Series I, 6.50% Pfd.	2,100	53,550
		452,000

	Shares	Value
Office Services & Supplies–0.11%
Pitney Bowes Inc., 5.25% Sr. Unsec. Pfd.	800	$21,104
Pitney Bowes Inc., 6.70% Sr. Unsec. Pfd.	4,100	109,019
		130,123

Oil & Gas Refining & Marketing–0.08%
NuStar Logistics L.P., 7.63% Jr. Unsec. Sub. Gtd. Pfd.	3,600	95,904

Other Diversified Financial Services–1.37%
Citigroup Capital XIII, 7.88% Jr. Sub. Pfd.	13,966	371,775
ING Groep NV (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	32,700	827,637
7.38% Jr. Unsec. Sub. Pfd.	14,500	369,750
		1,569,162

Property & Casualty Insurance–0.98%
Allstate Corp. (The), 5.10% Unsec. Sub. Pfd.	4,300	105,694
Allstate Corp. (The), 5.63% Pfd.	2,800	70,000
Allstate Corp. (The), Series C, 6.75% Pfd.	3,200	86,368
Allstate Corp. (The), Series E, 6.63% Pfd.	6,200	163,308
Allstate Corp. (The), Series F, 6.25% Pfd.	2,200	57,728
Arch Capital Group Ltd., Series C, 6.75% Pfd.	2,900	77,546
Argo Group U.S. Inc., 6.50% Sr. Unsec. Gtd. Pfd.	1,300	32,071
Aspen Insurance Holdings Ltd., 5.95% Pfd.	2,300	59,501
7.25% Pfd.	2,900	76,763
Assured Guaranty Municipal Holdings Inc., 6.25% Sr. Unsec. Gtd. Pfd.	3,900	98,280
Axis Capital Holdings Ltd., Series C, 6.88% Pfd.	5,400	143,910
Hanover Insurance Group, Inc. (The), 6.35% Jr. Unsec. Sub. Pfd.	1,600	39,296
Selective Insurance Group, Inc., 5.88% Sr. Unsec. Pfd.	1,600	39,568
W. R. Berkley Corp., 5.63% Jr. Unsec. Sub. Pfd.	3,200	77,152
		1,127,185

Regional Banks–1.81%
BB&T Corp., 5.85% Pfd.	6,800	171,156
BB&T Corp., Series E, 5.63% Pfd.	15,900	387,006
City National Corp., Series C, 5.50% Pfd.	2,500	56,325
Cullen/Frost Bankers, Inc., 5.38% Pfd.	1,400	33,334
Fifth Third Bancorp, Series I, 6.63% Pfd.	4,100	111,233
First Horizon National Corp., Series A, 6.20% Pfd.	900	21,735
First Niagara Financial Group Inc., Series B, 8.63% Pfd.	3,200	89,280
First Republic Bank, 5.50% Pfd.	1,800	41,022
First Republic Bank, 7.00% Pfd.	1,800	48,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Premium Income Fund

	Shares	Value
Regional Banks–(continued)
First Republic Bank, Series A, 6.70% Pfd.	2,100	$54,999
First Republic Bank, Series B, 6.20% Pfd.	2,200	55,594
FirstMerit Corp., Series A, 5.88% Pfd.	900	21,546
FNB Corp., 7.25% Pfd.	1,000	27,240
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	15,800	430,392
Regions Financial Corp., Series A, 6.38% Pfd.	4,500	113,040
Regions Financial Corp., Series B, 6.38% Pfd.	3,400	87,040
SunTrust Banks Inc., Series E, 5.88% Pfd.	4,100	98,154
TCF Financial Corp., 7.50% Pfd.	1,200	32,112
TCF Financial Corp., Series B, 6.45% Pfd.	1,200	29,964
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	2,400	59,688
Webster Financial Corp., Series E, 6.40% Pfd.	1,100	27,214
Zions Bancorp., Series F, 7.90% Pfd.	2,872	79,841
		2,076,479

Reinsurance–0.58%
Endurance Specialty Holdings Ltd., Series A, 7.75% Pfd.	1,800	47,862
Endurance Specialty Holdings Ltd., Series B, 7.50% Pfd.	2,100	56,007
Maiden Holdings Ltd., Series A, 8.25% Pfd.	4,600	117,806
Montpelier Re Holdings Ltd. (Bermuda), Series A, 8.88% Pfd.	1,400	38,640
PartnerRe Ltd., Series E, 7.25% Pfd.	8,000	219,040
Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.	3,600	100,548
RenaissanceRe Holdings Ltd., Series E, 5.38% Pfd.	3,600	82,764
		662,667

Retail REIT’s–0.57%
DDR Corp., Class J, 6.50% Pfd.	3,200	82,176
Glimcher Realty Trust, 6.88% Pfd.	2,000	50,300
Kimco Realty Corp., Series I, 6.00% Pfd.	9,100	231,777
National Retail Properties Inc., Series D, 6.63% Pfd.	5,200	135,044
Realty Income Corp., Series F, 6.63% Pfd.	3,600	97,092
Regency Centers Corp., Series 6, 6.63% Pfd.	2,300	59,225
		655,614

Specialized REIT’s–0.79%
EPR Properties, Series F, 6.63% Pfd.	1,100	27,500
Public Storage, Series Q, 6.50% Pfd.	19,600	514,500

	Shares		Value
Specialized REIT’s–(continued)
Public Storage, Series Y, 6.38% Pfd.		14,100	$364,485
			906,485

Thrifts & Mortgage Finance–0.03%
Astoria Financial Corp., Series C, 6.50% Pfd.		1,200	29,676

Wireless Telecommunication Services–0.24%
Telephone & Data Systems Inc., 7.00% Sr. Unsec. Pfd.		7,800	198,900
United States Cellular Corp., 6.95% Sr. Unsec. Pfd.		3,100	79,267
			278,167
Total Preferred Stocks (Cost $30,617,348)			32,128,276

	Principal Amount
U.S. Treasury Securities–7.29%
U.S. Treasury Bills–0.13%
0.07%, 11/13/14(f)		$100,000	99,981
0.09%, 08/20/15(f)		45,000	44,992
0.05%, 08/20/15(f)		5,000	4,999
			149,972

U.S. Treasury STRIPS–7.16%
3.98%, 02/15/43(f)(g)		15,550,000	6,313,543
4.11%, 02/15/43(f)(g)		4,700,000	1,908,273
			8,221,816
Total U.S. Treasury Securities (Cost $6,729,734)			8,371,788

Non-U.S. Dollar Denominated Bonds & Notes–2.01%(h)
Auto Parts & Equipment–0.14%
Autodis S.A. (France), Sr. Sec. Gtd. Notes, 6.50%, 02/01/19(b)	EUR	126,000	155,525

Broadcasting–0.14%
CET 21 spol sro (Czech Republic), REGS, Sr. Sec. Gtd. Euro Notes, 9.00%, 11/01/17(b)	EUR	120,000	156,763

Electric Utilities–0.05%
Empresas Publicas de Medellin ESP (Colombia), Sr. Unsec. Notes, 7.63%, 09/10/24(b)	COP	122,000,000	59,518

Hotels, Resorts & Cruise Lines–0.19%
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	57,000	94,524
TUI AG (Germany), Sr. Unsec. Notes, 4.50%, 10/01/19(b)	EUR	100,000	128,533
			223,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Premium Income Fund

	Principal Amount		Value
Internet Software & Services–0.12%
Adria Bidco B.V. (Serbia), REGS, Sr. Sec. Gtd. Euro Notes, 7.88%, 11/15/20(b)	EUR	100,000	$132,202

Multi-Sector Holdings–0.19%
Odeon & UCI Finco PLC (United Kingdom), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/18(b)	GBP	150,000	217,173

Other Diversified Financial Services–0.41%
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(b)	GBP	100,000	175,511
Financiere Gaillon 8 SAS (France), Sr. Sec. Notes, 7.00%, 09/30/19(b)	EUR	100,000	120,862
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	100,000	174,378
			470,751

Publishing–0.13%
Johnston Press Bond PLC (United Kingdom), Sr. Sec. Notes, 8.63%, 06/01/19(b)	GBP	100,000	149,581

	Principal Amount		Value
Sovereign Debt–0.50%
Mexican Bonos (Mexico), Series M, Sr. Unsec. Bonds, 7.75%, 05/29/31	MXN	5,030,000	$417,188
Unsec. Bonds, 8.00%, 06/11/20	MXN	1,850,000	156,318
			573,506

Specialized Finance–0.14%
HSS Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 6.75%, 08/01/19(b)	GBP	100,000	165,779
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,495,109)			2,303,855

	Shares
Money Market Funds–8.03%
Liquid Assets Portfolio–Institutional Class(i)		4,615,750	4,615,750
Premier Portfolio–Institutional Class(i)		4,615,751	4,615,751
Total Money Market Funds (Cost $9,231,501)			9,231,501
TOTAL INVESTMENTS–99.29% (Cost $110,441,413)			114,080,550
OTHER ASSETS LESS LIABILITIES–0.71%			810,874
NET ASSETS–100.00%			$114,891,424

Investment Abbreviations:

Conv.	– Convertible
COP	– Colombian Peso
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
MXN	– Mexican Peso
Pfd.	– Preferred
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Security
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $40,162,135, which represented 34.96% of the Fund’s Net Assets.
(c)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Perpetual bond with no specified maturity date.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Premium Income Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $101,209,912)	$104,849,049
Investments in affiliated money market funds, at value and cost	9,231,501
Total investments, at value (Cost $110,441,413)	114,080,550
Foreign currencies, at value (Cost $34,280)	33,896
Receivable for:
Deposits with brokers for open futures contracts	200,000
Investments sold	107,952
Variation margin — futures	102,836
Variation margin — centrally cleared swap agreements	12,133
Fund shares sold	1,210,510
Dividends and interest	971,035
Fund expenses absorbed	8,856
Forward foreign currency contracts outstanding	55,317
Investment for trustee deferred compensation and retirement plans	21,224
Other assets	12,666
Total assets	116,816,975

Liabilities:
Payable for:
Investments purchased	1,770,829
Fund shares reacquired	29,383
Accrued fees to affiliates	36,411
Accrued trustees’ and officers’ fees and benefits	2,047
Accrued other operating expenses	63,375
Trustee deferred compensation and retirement plans	23,506
Total liabilities	1,925,551
Net assets applicable to shares outstanding	$114,891,424

Net assets consist of:
Shares of beneficial interest	$117,698,093
Undistributed net investment income	(112,914)
Undistributed net realized gain (loss)	(6,365,814)
Net unrealized appreciation	3,672,059
$114,891,424

Net Assets:
Class A	$42,103,580
Class C	$14,853,767
Class R	$141,376
Class Y	$6,725,007
Class R5	$10,385
Class R6	$51,057,309

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	4,061,167
Class C	1,434,159
Class R	13,642
Class Y	648,344
Class R5	1,001
Class R6	4,921,211
Class A:
Net asset value per share	$10.37
Maximum offering price per share
(Net asset value of $10.37 ÷ 94.50%)	$10.97
Class C:
Net asset value and offering price per share	$10.36
Class R:
Net asset value and offering price per share	$10.36
Class Y:
Net asset value and offering price per share	$10.37
Class R5:
Net asset value and offering price per share	$10.37
Class R6:
Net asset value and offering price per share	$10.37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Premium Income Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Interest (net of foreign withholding taxes of $ 855)	$5,121,903
Dividends (net of foreign withholding taxes of $1,217)	2,923,962
Dividends from affiliated money market funds	3,712
Total investment income	8,049,577

Expenses:
Advisory fees	939,507
Administrative services fees	50,000
Custodian fees	33,701
Distribution fees:
Class A	89,331
Class C	147,768
Class R	478
Transfer agent fees — A, C, R and Y	74,889
Transfer agent fees — R6	598
Trustees’ and officers’ fees and benefits	27,568
Registration and filing fees	88,606
Other	165,684
Total expenses	1,618,130
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(468,477)
Net expenses	1,149,653
Net investment income	6,899,924

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $313,956 and net gains (losses) from a redemption-in-kind of ($418,000))	967,257
Foreign currencies	(7,865)
Forward foreign currency contracts	(163,357)
Futures contracts	130,430
Swap agreements	315,858
1,242,323
Change in net unrealized appreciation (depreciation) of:
Investment securities	4,308,120
Foreign currencies	(4,012)
Forward foreign currency contracts	157,967
Futures contracts	(299,627)
Swap agreements	(294,720)
3,867,728
Net realized and unrealized gain	5,110,051
Net increase in net assets resulting from operations	$12,009,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Premium Income Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income	$6,899,924	$11,380,181
Net realized gain (loss)	1,242,323	(6,279,100)
Change in net unrealized appreciation (depreciation)	3,867,728	(8,855,920)
Net increase (decrease) in net assets resulting from operations	12,009,975	(3,754,839)

Distributions to shareholders from net investment income:
Class A	(1,808,084)	(2,764,656)
Class C	(638,928)	(800,895)
Class R	(4,535)	(4,422)
Class Y	(339,729)	(551,082)
Class R5	(543)	(41,260)
Class R6	(4,760,854)	(8,290,751)
Total distributions from net investment income	(7,552,673)	(12,453,066)

Distributions to shareholders from net realized gains:
Class A	—	(576,861)
Class C	—	(186,656)
Class R	—	(1,094)
Class Y	—	(95,533)
Class R5	—	(14,633)
Class R6	—	(1,969,438)
Total distributions from net realized gains	—	(2,844,215)

Share transactions–net:
Class A	560,935	21,555,276
Class C	(2,185,049)	7,848,956
Class R	87,569	9,246
Class Y	(920,949)	3,983,563
Class R5	—	(677,776)
Class R6	(122,825,649)	43,116,958
Net increase (decrease) in net assets resulting from share transactions	(125,283,143)	75,836,223
Net increase (decrease) in net assets	(120,825,841)	56,784,103

Net assets:
Beginning of year	235,717,265	178,933,162
End of year (includes undistributed net investment income of $(112,914) and $(320,583), respectively)	$114,891,424	$235,717,265

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Premium Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

26                         Invesco Premium Income Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

27                         Invesco Premium Income Fund

are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying

28                         Invesco Premium Income Fund

securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (‘uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

29                         Invesco Premium Income Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $500 million	0.60%
Next $500 million	0.55%
Over $1.5 billion	0.54%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.89%, 1.64%, 1.14%, 0.64%, 0.64% and 0.64% respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $392,990 and reimbursed class level expenses of $46,808, $19,357, $125, $8,475, $0 and $597 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

30                         Invesco Premium Income Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $11,568 in front-end sales commissions from the sale of Class A shares and $1,066 and $6,664 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$41,272,386	$87,391	$—	$41,359,777
U.S. Treasury Securities	—	8,371,788	—	8,371,788
Corporate Debt Securities	—	53,182,920	—	53,182,920
Foreign Debt Securities	—	1,730,349	—	1,730,349
Foreign Sovereign Debt Securities	—	9,435,716	—	9,435,716
	41,272,386	72,808,164	—	114,080,550
Forward Foreign Currency Contracts*	—	55,317	—	55,317
Futures Contracts*	19,762	—	—	19,762
Swap Agreements*	—	(40,844)	—	(40,844)
Total Investments	$41,292,148	$72,822,637	$—	$114,114,785

*	Unrealized appreciation (depreciation).

31                         Invesco Premium Income Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(40,844)
Currency risk:
Forward foreign currency contracts(b)	55,317	—
Interest rate risk:
Futures contracts(c)	255,535	—
Market risk:
Futures contracts(c)	102,209	(337,982)
Total	$413,061	$(378,826)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the Forward foreign currency contracts outstanding.
(c)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$315,858
Currency risk	—	(163,357)	—
Interest rate risk	609,721	—	—
Market risk	(479,291)	—	—
Change in Unrealized Appreciation (Depreciation):
Credit risk	—	—	(294,720)
Currency risk	—	157,967	—
Interest rate risk	129,140	—	—
Market risk	(428,767)	—	—
Total	$(169,197)	$(5,390)	$21,138

The table below summarizes the average notional value of futures contracts, forward foreign currency contracts and swap agreements outstanding during the period.

	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Average notional value	$23,957,285	$4,783,330	$5,541,667

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
12/15/2014	Citigroup Global Markets Inc.	EUR	400,000	USD	527,200	$501,409	$25,791
12/15/2014	Citigroup Global Markets Inc.	EUR	95,000	USD	121,088	119,085	2,003
12/15/2014	RBC Capital Markets Corp.	GBP	485,000	USD	801,598	775,641	25,957
12/15/2014	RBC Capital Markets Corp.	GBP	149,625	USD	240,856	239,290	1,566
Total open forward foreign currency contracts — Currency Risk							$55,317

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

32                         Invesco Premium Income Fund

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Australian 10 Year Bonds	Long	19	December-2014	$2,053,060	$32,921
Canada 10 Year Bonds	Long	50	December-2014	6,079,954	33,881
Euro Bond	Long	32	December-2014	6,051,370	31,974
Japanese 10 Year Mini Bonds	Long	15	December-2014	1,958,775	9,749
Long Gilt	Long	43	December-2014	7,917,890	115,457
U.S. Treasury Long Bonds	Long	19	December-2014	2,680,781	31,553
Subtotal — Interest Rate Risk					$255,535
Dow Jones Eurostoxx 50	Long	71	December-2014	2,758,963	$(48,582)
Hang Seng Index	Short	17	November-2014	(2,624,280)	(75,493)
Russell 2000 Mini Index	Short	24	December-2014	(2,810,400)	(213,907)
Tokyo Stock Price Index	Long	23	December-2014	2,738,046	102,209
Subtotal — Market Risk					$(235,773)
Total Futures Contracts					$19,762

(a)	Futures collateralized by $200,000 cash held with Goldman Sachs & Co., the futures commission merchant.

Total Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America, High Yield Index	Sell	5.00%	06/20/2019	3.18%	$2,970,000	$(191,218)	$(40,844)

Abbreviations:

CME	– Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of October 31, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.(a)	$27,794	$—	$27,794	$—	$—	$27,794
RBC Capital Markets Corp.(a)	27,523	—	27,523	—	—	27,523
Total	$55,317	$—	$55,317	$—	$—	$55,317

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Credit Suisse Securities (USA) LLC/CME(b)	$232,062	$—	$232,062	$149,971	$—	$82,091

(a)	Forward foreign currency contracts counterparty.
(b)	Includes upfront payments and cumulative appreciation (depreciation) of centrally cleared swap agreements.

33                         Invesco Premium Income Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $125.

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2014, the Fund engaged in securities sales of $8,419,135, which resulted in net realized gains of $313,956.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$7,552,673	$14,555,377
Long-term capital gain	—	741,904
Total distributions	$7,552,673	$15,297,281

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$64,753
Net unrealized appreciation — investments	3,269,316
Net unrealized appreciation — other investments	61,109
Temporary book/tax differences	(20,848)
Capital loss carryforward	(6,180,999)
Shares of beneficial interest	117,698,093
Total net assets	$114,891,424

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premiums.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

34                         Invesco Premium Income Fund

The Fund utilized $1,773,885 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$3,990,533	$2,190,466	$6,180,999

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

On March 3, 2014, 13,334,409 of Class R6 shares valued at $135,228,909, were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, of which $28,214,731 consisted of cash, which resulted in a realized gain (loss) of $(418,000) to the Fund for book purposes. From a federal income tax perspective, the realized losses are not recognized.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $122,149,689 and $227,116,170, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,686,847 and $27,637,554, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,251,466
Aggregate unrealized (depreciation) of investment securities	(982,150)
Net unrealized appreciation of investment securities	$3,269,316

Cost of investments for tax purposes is $110,811,234.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap income, bond premium amortization and redemption in kind, on October 31, 2014, undistributed net investment income was increased by $860,418, undistributed net realized gain (loss) was decreased by $197,626 and shares of beneficial interest was decreased by $662,792. This reclassification had no effect on the net assets of the Fund.

35                         Invesco Premium Income Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	1,674,041	$17,271,491	7,327,011	$78,212,871
Class C	395,527	4,043,695	1,782,493	18,908,415
Class R	8,385	85,861	6,300	67,663
Class Y	999,906	10,319,807	1,365,574	14,575,716
Class R5	—	—	27,981	303,296
Class R6	1,318,479	13,484,561	3,874,010	39,434,442

Issued as reinvestment of dividends:
Class A	121,004	1,228,961	207,079	2,159,053
Class C	44,317	449,554	60,353	625,920
Class R	395	4,044	465	4,834
Class Y	27,683	281,703	48,748	506,194
Class R5	—	—	4,950	52,527
Class R6	473,502	4,760,854	987,714	10,260,189

Reacquired:
Class A	(1,769,874)	(17,939,517)	(5,748,979)	(58,816,648)
Class C	(660,296)	(6,678,298)	(1,155,372)	(11,685,379)
Class R	(223)	(2,336)	(6,283)	(63,251)
Class Y	(1,116,824)	(11,522,459)	(1,090,069)	(11,098,347)
Class R5	—	—	(102,625)	(1,033,599)
Class R6	(13,919,440)	(141,071,064)	(620,075)	(6,577,673)
Net increase (decrease) in share activity	(12,403,418)	$(125,283,143)	6,969,275	$75,836,223

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 44% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

36                         Invesco Premium Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14	$10.04	$0.48	$0.37	$0.85	$(0.52)	$—	$(0.52)	$10.37	8.66%	$42,104	0.88	%(d)	1.28	%(d)	4.69	%(d)	89%
Year ended 10/31/13	10.83	0.50	(0.58)	(0.08)	(0.55)	(0.16)	(0.71)	10.04	(0.83)	40,515	0.88		1.22		4.83		86
Year ended 10/31/12(e)	10.03	0.43	0.81	1.24	(0.44)	—	(0.44)	10.83	12.64	24,388	0.88	(f)	1.18	(f)	4.54	(f)	79
Class C
Year ended 10/31/14	10.03	0.40	0.37	0.77	(0.44)	—	(0.44)	10.36	7.85	14,854	1.63	(d)	2.03	(d)	3.94	(d)	89
Year ended 10/31/13	10.82	0.42	(0.58)	(0.16)	(0.47)	(0.16)	(0.63)	10.03	(1.58)	16,592	1.63		1.97		4.08		86
Year ended 10/31/12(e)	10.03	0.36	0.81	1.17	(0.38)	—	(0.38)	10.82	11.91	10,469	1.63	(f)	1.93	(f)	3.79	(f)	79
Class R
Year ended 10/31/14	10.03	0.46	0.36	0.82	(0.49)	—	(0.49)	10.36	8.39	141	1.13	(d)	1.53	(d)	4.44	(d)	89
Year ended 10/31/13	10.83	0.47	(0.59)	(0.12)	(0.52)	(0.16)	(0.68)	10.03	(1.17)	51	1.13		1.47		4.58		86
Year ended 10/31/12(e)	10.03	0.40	0.82	1.22	(0.42)	—	(0.42)	10.83	12.43	50	1.13	(f)	1.43	(f)	4.29	(f)	79
Class Y
Year ended 10/31/14	10.05	0.51	0.35	0.86	(0.54)	—	(0.54)	10.37	8.82	6,725	0.63	(d)	1.03	(d)	4.94	(d)	89
Year ended 10/31/13	10.84	0.53	(0.58)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	7,409	0.63		0.97		5.08		86
Year ended 10/31/12(e)	10.03	0.45	0.82	1.27	(0.46)	—	(0.46)	10.84	12.96	4,482	0.63	(f)	0.93	(f)	4.79	(f)	79
Class R5
Year ended 10/31/14	10.05	0.50	0.36	0.86	(0.54)	—	(0.54)	10.37	8.82	10	0.63	(d)	0.90	(d)	4.94	(d)	89
Year ended 10/31/13	10.84	0.54	(0.59)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	10	0.63		0.90		5.08		86
Year ended 10/31/12(e)	10.03	0.44	0.83	1.27	(0.46)	—	(0.46)	10.84	12.96	766	0.63	(f)	0.85	(f)	4.79	(f)	79
Class R6
Year ended 10/31/14	10.04	0.50	0.37	0.87	(0.54)	—	(0.54)	10.37	8.93	51,057	0.63	(d)	0.90	(d)	4.94	(d)	89
Year ended 10/31/13	10.84	0.53	(0.59)	(0.06)	(0.58)	(0.16)	(0.74)	10.04	(0.67)	171,140	0.63		0.85		5.08		86
Year ended 10/31/12(e)	10.75	0.05	0.09	0.14	(0.05)	—	(0.05)	10.84	1.31	138,779	0.63	(f)	0.82	(f)	4.79	(f)	79

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $35,732, $14,777, $96, $6,469, $10 and $87,455 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 14, 2011 for Class A, Class C, Class R, Class Y and Class R5 shares and September 24, 2012 for Class R6 shares.
(f)	Annualized.

37                         Invesco Premium Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Premium Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Premium Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 14, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 29, 2014

Houston, Texas

38                         Invesco Premium Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,034.70	$4.51	$1,020.77	$4.48	0.88%
C	1,000.00	1,030.90	8.34	1,016.99	8.29	1.63
R	1,000.00	1,033.40	5.79	1,019.51	5.75	1.13
Y	1,000.00	1,036.00	3.23	1,022.03	3.21	0.63
R5	1,000.00	1,036.00	3.23	1,022.03	3.21	0.63
R6	1,000.00	1,036.00	3.23	1,022.03	3.21	0.63

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

39                         Invesco Premium Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Premium Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco PowerShares Capital Management LLC currently manages certain assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past two calendar years was available. The Board compared the Fund’s performance during the past two calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mixed-Asset Target Allocation Conservative Funds Index. The Board noted that performance of Class A shares of the Fund was

40                         Invesco Premium Income Fund

in the fifth quintile of its performance universe for the one year period and the fourth quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and its affiliates manage two other mutual funds using an investment process substantially similar to the investment process used for the Fund. The Board noted that both of the other mutual funds are fund of funds and Invesco Advisers does not charge advisory fees at the fund level. Invesco Advisors and the Affiliated Sub-Advisers do not manage other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

41                         Invesco Premium Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	2.92%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

42                         Invesco Premium Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Premium Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Premium Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Premium Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Premium Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	PIN-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Select Companies Fund

Nasdaq:
A: ATIAX ■ B: ATIBX ■ C: ATICX ■ R: ATIRX ■ Y: ATIYX ■ R5: ATIIX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
19	Financial Highlights
20	Auditor's Report
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Contracts
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2 Invesco Select Companies Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

    Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Select Companies Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2014, Invesco Select Companies Fund, at net asset value (NAV), outperformed its style-specific and peer group indexes but underperformed its broad market index.

    Drivers of Fund performance were largely stock specific. We attribute the Fund’s outperformance versus its style-specific index mainly to select investments in the information technology (IT) sector. Select holdings in the energy and consumer discretionary sectors were among the largest detractors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/13 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.66%
Class B Shares	10.77
Class C Shares	10.83
Class R Shares	11.37
Class Y Shares	11.92
Class R5 Shares	12.01
S&P 500 Index‚ (Broad Market Index)	17.27
Russell 2000 Index‚ (Style Market Index)	8.06
Lipper Small-Cap Core Funds Index■ (Peer Group Index)	7.51

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

The US economy remained “good but not great” during the fiscal year ended October 31, 2014. Slow but steady growth, helped by historically low interest rates, generally led US equity markets higher during the reporting period.

    The fiscal year began with renewed optimism after it became apparent that a two-week federal government shutdown had not derailed the economy. Evidence of economic improvement caused the US equity market to rally in late 2013 despite the announcement by the US Federal Reserve (the Fed) in December that it would begin reducing the scope of its asset purchase program in early 2014.

    The US stock market turned volatile in the first months of 2014 as investors began to worry that stocks may have risen too far, too fast. Unusually cold winter weather negatively affected consumers, and the US economy contracted in the first quarter before rebounding strongly in the second quarter. While corporate earnings were generally resilient throughout the fiscal year, driven by strong profitability across many sectors, investors worried about political developments in Ukraine and signs of economic sluggishness in China. Toward the end of the reporting period, a sharp drop in global oil prices, evidence of economic stagnation in Europe and concern about the first cases of Ebola in the US increased market volatility.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund shares little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, our investments in select IT stocks were the largest contributors to performance. Select holdings in the energy and consumer discretionary sectors were among the largest detractors. Additionally, our cash position hurt the Fund’s performance relative to the Russell 2000 Index in a rising market environment.

    IT company International Rectifier was the largest contributor to Fund performance during the fiscal year. International Rectifier has a 40-year history of leadership in making chips that reduce power consumption. The company specializes in semiconductors used in computers, as well as in energy-efficient appliances and automobiles. These semiconductors help reduce power consumption and improve both performance and efficiency. Toward the end of the fiscal year, the company’s share price rose after receiving a take-out offer from a competitor at a 51% premium to the previous day’s closing price. We sold our position in International Rectifier after the announcement.

    Booz Allen Hamilton was another top contributor to Fund performance. Booz Allen Hamilton provides high-end IT

Portfolio Composition
By sector
Information Technology	23.5%
Health Care	12.7
Consumer Discretionary	10.9
Industrials	10.5
Financials	7.3
Energy	6.9
Materials	1.4
Money Market Funds Plus Other Assets Less Liabilities	26.8

Top 10 Equity Holdings*

1.	Alere, Inc.	5.7%
2.	Booz Allen Hamilton Holding Corp.	5.6
3.	Rovi Corp.	4.8
4.	Charles River Laboratories International, Inc.	4.7
5.	John Wiley & Sons, Inc.–Class A	4.5
6.	Global Payments Inc.	4.4
7.	Alliance Data Systems Corp.	4.4
8.	Microsemi Corp.	4.2
9.	Ultra Petroleum Corp.	4.0
10.	Encore Capital Group, Inc.	3.7

Total Net Assets	$1.4 billion

Total Number of Holdings*	23

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4 Invesco Select Companies Fund

consulting services to the military and has a long-standing reputation as “the Mercedes” of the government IT consulting industry. We are attracted to the company’s unique culture, in which every partner is paid the same regardless of his or her individual performance. This has resulted in a company run by individuals who row in the same direction; this creates an environment in which the sum is greater than each of its parts. Booz Allen Hamilton has a long history of double-digit organic growth as a result of its culture. We were able to purchase the company’s shares a couple of years ago at depressed levels due to investor concern about the impact of potential reductions in government spending on the military due to budget constraints. Shares of the company rose during the fiscal year after reporting strong results led by a rebound in its defense segment and investor appreciation of the company’s leadership in cyber security consulting.

    Among the largest detractors from Fund performance were ION Geophysical and American Public Education. ION Geophysical is a leader in small niches in offshore seismic activity for the oil and gas industry. The company is building its own library of seismic data in areas that are typically very difficult to explore (e.g., the Arctic), yet represent some of the largest areas of potential oil and gas on the planet. Shares of ION Geophysical have been depressed as large oil exploration companies have reduced their capital expenditures. We believe this is a cyclical issue, which eventually will turn around. We continue to believe in the long-term growth prospects of the business. At the same time, the company is trading at inexpensive valuations and has a strong balance sheet to weather short-term headwinds.

    American Public Education is exclusively an online post-secondary education institution. The school focuses both on the military and the public. Approximately 40% of American Public’s students are on active duty or in the military reserve, although the company’s growth is tilted toward civilian enrollees, a target group that is showing positive momentum. The company’s share price declined over the reporting period as military students delayed enrollment due to uncertainty about continued funding from the government. We believe this is a temporary issue; funding still exists, but it just isn’t as transparent as it was in past. As time goes by, students should get more familiar with the various funding opportunities that the government provides. Given American Public’s lower cost, strong reputation and online user friendliness, the school is well positioned to increase its market share, we believe.

    While the rising market environment made it difficult for us to find new investment opportunities, we did make some new investments and added to some of our existing holdings during periods of volatility. We also sold several holdings based on valuations and other factors. The Fund’s large cash position is a result of holdings being acquired ,which generates cash because we have to sell them, over the past few years and a lack of opportunities as markets continued to rise. We believe the cash should act as shock absorber in the next market correction, while providing us with the ability to invest in attractive opportunities as they present themselves.

    During the fiscal year, we focused on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility allows us to take advantage of investment opportunities we believe will benefit your Fund in the long term.

    While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses; we will continually strive to upgrade the quality of your Fund’s portfolio.

    As always, we thank you for your investment in Invesco Select Companies Fund and for sharing our long-term investment perspective.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Robert Mikalachki Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Select Companies
Fund. He joined Invesco in 1999. Mr. Mikalachki earned a business degree from Wilfrid Laurier University.

Virginia Au Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Companies Fund. She joined Invesco in 2006. Ms. Au earned a Bachelor of Commerce degree in finance from The University of British Columbia.

Jason Whiting Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Companies Fund. He joined Invesco in 2003. Mr. Whiting earned a BBA from Wilfrid Laurier University.

5 Invesco Select Companies Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/04

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Select Companies Fund

Average Annual Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	11.22%
10 Years	10.46
5 Years	17.59
1 Year	5.53

Class B Shares
Inception (11/4/03)	11.20%
10 Years	10.42
5 Years	17.81
1 Year	5.77

Class C Shares
Inception (11/4/03)	10.98%
10 Years	10.26
5 Years	18.02
1 Year	9.83

Class R Shares
Inception (4/30/04)	11.53%
10 Years	10.82
5 Years	18.63
1 Year	11.37

Class Y Shares
10 Years	11.25%
5 Years	19.23
1 Year	11.92

Class R5 Shares
Inception (4/30/04)	12.26%
10 Years	11.56
5 Years	19.35
1 Year	12.01

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95% and 0.87%, respectively.1 The

Average Annual Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges.

Class A Shares
Inception (11/4/03)	10.87%
10 Years	10.55
5 Years	16.11
1 Year	2.63

Class B Shares
Inception (11/4/03)	10.86%
10 Years	10.53
5 Years	16.36
1 Year	2.79

Class C Shares
Inception (11/4/03)	10.63%
10 Years	10.35
5 Years	16.57
1 Year	6.80

Class R Shares
Inception (4/30/04)	11.17%
10 Years	10.92
5 Years	17.15
1 Year	8.37

Class Y Shares
10 Years	11.35%
5 Years	17.75
1 Year	8.89

Class R5 Shares
Inception (4/30/04)	11.91%
10 Years	11.66
5 Years	17.89
1 Year	8.97

total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.24%, 1.99%, 1.99%, 1.49%, 0.99% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC;

therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

7 Invesco Select Companies Fund

Invesco Select Companies Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000 Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Select Companies Fund

Schedule of Investments(a)

October 31, 2014

	Shares	Value
Common Stocks–73.25%
Aerospace & Defense–3.60%
Cubic Corp.	1,033,123	$49,837,854

Aluminum–0.00%
Cymat Technologies Ltd. (Canada)(b)	249,750	44,325

Apparel, Accessories & Luxury Goods–0.11%
Hampshire Group, Ltd.(b)(c)	592,824	1,487,988

Automotive Retail–3.13%
America’s Car-Mart, Inc.(b)(c)	942,136	43,319,413

Commodity Chemicals–1.39%
Chemtrade Logistics Income Fund (Canada)	1,045,784	19,293,504

Consumer Finance–3.66%
Encore Capital Group, Inc.(b)	1,115,018	50,744,469

Data Processing & Outsourced Services–8.79%
Alliance Data Systems Corp.(b)	214,039	60,647,951
Global Payments Inc.	758,587	61,066,253
		121,714,204

Diversified Support Services–2.08%
Performant Financial Corp.(b)(c)	3,330,719	28,744,105

Education Services–3.18%
American Public Education Inc.(b)(c)	1,423,005	44,098,925

Electrical Components & Equipment–3.15%
Regal-Beloit Corp.	614,559	43,615,252

Health Care Supplies–8.03%
Alere, Inc.(b)	1,978,539	79,082,204
Cooper Cos., Inc. (The)	196,102	32,141,118
		111,223,322

IT Consulting & Other Services–5.62%
Booz Allen Hamilton Holding Corp.	2,956,676	77,908,413

Life Sciences Tools & Services–4.69%
Charles River Laboratories International, Inc.(b)	1,028,775	64,977,429

	Shares	Value
Oil & Gas Equipment & Services–2.85%
ION Geophysical Corp.(b)(c)	14,077,289	$39,416,409

Oil & Gas Exploration & Production–4.04%
Ultra Petroleum Corp.(b)	2,453,956	55,950,197

Other Diversified Financial Services–0.00%
Brompton Corp. (Canada) (Acquired 11/19/03-07/21/05; Cost $0)(b)	69,374	0

Publishing–4.51%
John Wiley & Sons, Inc.–Class A	1,070,433	62,502,583

Real Estate Services–3.64%
FirstService Corp. (Canada)	954,356	50,440,539

Semiconductors–4.24%
Microsemi Corp.(b)	2,250,091	58,659,872

Systems Software–4.82%
Rovi Corp.(b)	3,194,588	66,702,997

Trucking–1.72%
Con-way Inc.	550,873	23,891,362
Total Common Stocks (Cost $732,914,859)		1,014,573,162

Money Market Funds–24.74%
Liquid Assets Portfolio–Institutional Class(d)	171,302,925	171,302,925
Premier Portfolio–Institutional Class(d)	171,302,924	171,302,924
Total Money Market Funds (Cost $342,605,849)		342,605,849
TOTAL INVESTMENTS–97.99% (Cost $1,075,520,708)		1,357,179,011
OTHER ASSETS LESS LIABILITIES–2.01%		27,871,131
NET ASSETS–100.00%		$1,385,050,142

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2014 was $157,066,840, which represented 11.34% of the Fund’s Net Assets. See Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  Select Companies Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $532,215,466)	$857,506,322
Investments in affiliates, at value (Cost $543,305,242)	499,672,689
Total investments, at value (Cost $1,075,520,708)	1,357,179,011
Foreign currencies, at value (Cost $25,772,279)	25,020,060
Receivable for:
Investments sold	5,928,540
Fund shares sold	255,888
Dividends	90,160
Investment for trustee deferred compensation and retirement plans	141,573
Other assets	46,256
Total assets	1,388,661,488

Liabilities:
Payable for:
Fund shares reacquired	2,362,585
Accrued fees to affiliates	987,600
Accrued trustees’ and officers’ fees and benefits	3,205
Accrued other operating expenses	94,321
Trustee deferred compensation and retirement plans	163,635
Total liabilities	3,611,346
Net assets applicable to shares outstanding	$1,385,050,142

Net assets consist of:
Shares of beneficial interest	$976,751,239
Undistributed net investment income (loss)	(4,763,959)
Undistributed net realized gain	132,157,477
Net unrealized appreciation	280,905,385
$1,385,050,142

Net Assets:
Class A	$754,309,714
Class B	$9,039,358
Class C	$180,852,621
Class R	$70,176,991
Class Y	$304,628,969
Class R5	$66,042,489

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	29,614,709
Class B	383,760
Class C	7,687,617
Class R	2,820,949
Class Y	11,849,923
Class R5	2,503,324
Class A:
Net asset value per share	$25.47
Maximum offering price per share
(Net asset value of $25.47 ÷ 94.50%)	$26.95
Class B:
Net asset value and offering price per share	$23.55
Class C:
Net asset value and offering price per share	$23.53
Class R:
Net asset value and offering price per share	$24.88
Class Y:
Net asset value and offering price per share	$25.71
Class R5:
Net asset value and offering price per share	$26.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Select Companies Fund

Statement of Operations

For the year ended October 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $247,365)	$13,040,929
Dividends from affiliates	150,879
Interest	144,642
Total investment income	13,336,450

Expenses:
Advisory fees	10,829,780
Administrative services fees	371,249
Custodian fees	51,343
Distribution fees:
Class A	2,098,906
Class B	103,437
Class C	1,821,683
Class R	365,627
Transfer agent fees — A, B, C, R and Y	2,433,128
Transfer agent fees — R5	72,393
Trustees’ and officers’ fees and benefits	59,520
Other	385,918
Total expenses	18,592,984
Less: Fees waived and expense offset arrangement(s)	(539,814)
Net expenses	18,053,170
Net investment income (loss)	(4,716,720)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $2,962,614)	136,897,254
Foreign currencies	(170,131)
136,727,123
Change in net unrealized appreciation (depreciation) of:
Investment securities	35,974,815
Foreign currencies	(678,430)
35,296,385
Net realized and unrealized gain	172,023,508
Net increase in net assets resulting from operations	$167,306,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Select Companies Fund

Statement of Changes in Net Assets

For the years ended October 31, 2014 and 2013

	2014	2013
Operations:
Net investment income (loss)	$(4,716,720)	$(8,374,112)
Net realized gain	136,727,123	86,673,466
Change in net unrealized appreciation	35,296,385	232,019,311
Net increase in net assets resulting from operations	167,306,788	310,318,665

Distributions to shareholders from net investment income:
Class A	—	(9,045,657)
Class B	—	(78,673)
Class C	—	(979,377)
Class R	—	(727,433)
Class Y	—	(3,504,875)
Class R5	—	(1,070,529)
Total distributions from net investment income	—	(15,406,544)

Distributions to shareholders from net realized gains:
Class A	(41,356,017)	(40,976,377)
Class B	(565,193)	(781,665)
Class C	(9,079,104)	(9,730,664)
Class R	(3,610,155)	(4,037,779)
Class Y	(17,699,816)	(13,402,054)
Class R5	(3,696,664)	(3,886,968)
Total distributions from net realized gains	(76,006,949)	(72,815,507)

Share transactions–net:
Class A	(180,545,095)	31,129,289
Class B	(2,998,780)	(3,572,393)
Class C	(10,931,159)	(4,017,375)
Class R	(10,410,262)	(6,243,826)
Class Y	(88,773,706)	92,529,139
Class R5	(19,977,867)	(1,271,507)
Net increase (decrease) in net assets resulting from share transactions	(313,636,869)	108,553,327
Net increase (decrease) in net assets	(222,337,030)	330,649,941

Net assets:
Beginning of year	1,607,387,172	1,276,737,231
End of year (includes undistributed net investment income (loss) of $(4,763,959) and $(8,266,341), respectively)	$1,385,050,142	$1,607,387,172

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be

12                         Invesco  Select Companies Fund

able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

As of the end of business on March 15, 2012, the Fund has limited public sales of its shares to certain investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

13                         Invesco  Select Companies Fund

are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

14                         Invesco  Select Companies Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended October 31, 2014, the effective advisory fees incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2014, the Adviser waived advisory fees of $538,033.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2014, IDI advised the Fund that IDI retained $17,794 in front-end sales commissions from the sale of Class A shares and $2,661, $4,256 and $4,282 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco  Select Companies Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,357,179,011	$—	$0	$1,357,179,011

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2014.

	Value 10/31/13	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/14	Interest/ Dividend Income
America’s Car-Mart, Inc.	$42,557,639	$469,482	$—	$292,292	$—	$43,319,413	$—
American Public Education Inc.	56,962,890	—	—	(12,863,965)	—	44,098,925	—
Hampshire Group, Ltd.	2,489,861	—	—	(1,001,873)	—	1,487,988	—
International Rectifier Corp.	117,031,728	—	(159,429,156)	(17,701,680)	60,099,108	—	—
ION Geophysical Corp.	51,472,907	11,989,092	—	(24,045,590)	—	39,416,409	—
MEGA Brands Inc.	29,402,694	—	(31,622,266)	42,960,084	(40,740,512)	—	—
NCI, Inc.–Class A	3,861,283	—	(4,767,031)	8,367,086	(7,461,338)	—	—
Performant Financial Corp.	—	29,863,681	—	(1,119,576)	—	28,744,105	—
Total	$303,779,002	$42,322,255	$(195,818,453)	$(5,113,222)	$11,897,258	$157,066,840	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2014, the Fund engaged in securities sales of $6,992,843, which resulted in net realized gains of $2,962,614.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,781.

16                         Invesco  Select Companies Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2014 and 2013:

	2014	2013
Ordinary income	$—	$18,973,430
Long-term capital gain	76,006,949	69,248,621
Total distributions	$76,006,949	$88,222,051

Tax Components of Net Assets at Period-End:

2014
Undistributed long-term gain	$132,498,273
Net unrealized appreciation — investments	281,317,507
Net unrealized appreciation (depreciation) — other investments	(752,918)
Temporary book/tax differences	(151,510)
Late-Year ordinary loss deferral	(4,612,449)
Shares of beneficial interest	976,751,239
Total net assets	$1,385,050,142

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2014 was $112,420,892 and $426,346,103, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$332,332,371
Aggregate unrealized (depreciation) of investment securities	(51,014,864)
Net unrealized appreciation of investment securities	$281,317,507

Cost of investments for tax purposes is $1,075,861,504.

17                         Invesco  Select Companies Fund

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss and foreign currency transactions, on October 31, 2014, undistributed net investment income (loss) was increased by $8,219,102, undistributed net realized gain was decreased by $308,778 and shares of beneficial interest was decreased by $7,910,324. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	3,644,392	$86,862,251	10,210,363	$222,017,511
Class B	13,561	301,065	17,409	362,878
Class C	333,846	7,383,566	776,216	15,810,509
Class R	669,277	15,849,454	865,084	18,343,330
Class Y	4,809,060	116,897,383	8,644,200	191,736,546
Class R5	613,241	15,312,739	1,147,552	25,328,784

Issued as reinvestment of dividends:
Class A	1,721,956	38,847,334	2,349,373	45,671,799
Class B	24,878	522,441	43,851	802,476
Class C	411,569	8,634,710	556,529	10,173,353
Class R	163,418	3,608,270	249,028	4,756,430
Class Y	623,137	14,157,670	699,462	13,653,515
Class R5	133,694	3,115,068	175,267	3,501,830

Automatic conversion of Class B shares to Class A shares:
Class A	78,001	1,886,904	102,696	2,231,292
Class B	(84,013)	(1,886,904)	(109,446)	(2,231,292)

Reacquired:
Class A	(12,693,542)	(308,141,584)	(11,092,468)	(238,791,313)
Class B	(86,383)	(1,935,382)	(122,024)	(2,506,455)
Class C	(1,203,216)	(26,949,435)	(1,483,200)	(30,001,237)
Class R	(1,265,120)	(29,867,986)	(1,379,680)	(29,343,586)
Class Y	(9,038,247)	(219,828,759)	(5,257,907)	(112,860,922)
Class R5	(1,544,955)	(38,405,674)	(1,383,570)	(30,102,121)
Net increase (decrease) in share activity	(12,675,446)	$(313,636,869)	5,008,735	$108,553,327

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco  Select Companies Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14	$23.95	$(0.06)	$2.71		$2.65	$—	$(1.13)	$(1.13)	$25.47	11.66%	$754,310	1.16	%(d)	1.20	%(d)	(0.28	)%(d)	10%
Year ended 10/31/13	20.57	(0.12)	4.95		4.83	(0.23)	(1.22)	(1.45)	23.95	25.11	883,072	1.16		1.20		(0.55)		19
Year ended 10/31/12	18.97	(0.07)	1.67	(e)	1.60	—	—	—	20.57	8.43	725,950	1.18		1.23		(0.34)		37
Year ended 10/31/11	15.50	(0.12)	3.59		3.47	—	—	—	18.97	22.39	485,609	1.24		1.27		(0.64)		38
Year ended 10/31/10	12.09	(0.02)	3.44		3.42	(0.01)	—	(0.01)	15.50	28.28	275,777	1.31		1.33		(0.18)		50
Class B
Year ended 10/31/14	22.40	(0.23)	2.51		2.28	—	(1.13)	(1.13)	23.55	10.77	9,039	1.91	(d)	1.95	(d)	(1.03	)(d)	10
Year ended 10/31/13	19.32	(0.26)	4.65		4.39	(0.09)	(1.22)	(1.31)	22.40	24.22	11,551	1.91		1.95		(1.30)		19
Year ended 10/31/12	17.95	(0.21)	1.58	(e)	1.37	—	—	—	19.32	7.63	13,251	1.93		1.98		(1.09)		37
Year ended 10/31/11	14.78	(0.24)	3.41		3.17	—	—	—	17.95	21.45	15,478	1.99		2.02		(1.39)		38
Year ended 10/31/10	11.61	(0.13)	3.30		3.17	—	—	—	14.78	27.30	13,952	2.06		2.08		(0.93)		50
Class C
Year ended 10/31/14	22.37	(0.23)	2.52		2.29	—	(1.13)	(1.13)	23.53	10.83	180,853	1.91	(d)	1.95	(d)	(1.03	)(d)	10
Year ended 10/31/13	19.30	(0.26)	4.64		4.38	(0.09)	(1.22)	(1.31)	22.37	24.19	182,221	1.91		1.95		(1.30)		19
Year ended 10/31/12	17.93	(0.21)	1.58	(e)	1.37	—	—	—	19.30	7.64	160,090	1.93		1.98		(1.09)		37
Year ended 10/31/11	14.76	(0.24)	3.41		3.17	—	—	—	17.93	21.48	123,286	1.99		2.02		(1.39)		38
Year ended 10/31/10	11.60	(0.13)	3.29		3.16	—	—	—	14.76	27.24	86,591	2.06		2.08		(0.93)		50
Class R
Year ended 10/31/14	23.48	(0.12)	2.65		2.53	—	(1.13)	(1.13)	24.88	11.37	70,177	1.41	(d)	1.45	(d)	(0.53	)(d)	10
Year ended 10/31/13	20.19	(0.17)	4.86		4.69	(0.18)	(1.22)	(1.40)	23.48	24.83	76,385	1.41		1.45		(0.80)		19
Year ended 10/31/12	18.66	(0.12)	1.65	(e)	1.53	—	—	—	20.19	8.20	71,040	1.43		1.48		(0.59)		37
Year ended 10/31/11	15.29	(0.16)	3.53		3.37	—	—	—	18.66	22.04	62,112	1.49		1.52		(0.89)		38
Year ended 10/31/10	11.95	(0.06)	3.40		3.34	(0.00)	—	(0.00)	15.29	27.97	32,270	1.56		1.58		(0.43)		50
Class Y
Year ended 10/31/14	24.11	(0.01)	2.74		2.73	—	(1.13)	(1.13)	25.71	11.92	304,629	0.91	(d)	0.95	(d)	(0.03	)(d)	10
Year ended 10/31/13	20.69	(0.06)	4.98		4.92	(0.28)	(1.22)	(1.50)	24.11	25.47	372,632	0.91		0.95		(0.30)		19
Year ended 10/31/12	19.03	(0.02)	1.68	(e)	1.66	—	—	—	20.69	8.72	235,268	0.93		0.98		(0.09)		37
Year ended 10/31/11	15.51	(0.07)	3.59		3.52	—	—	—	19.03	22.70	41,476	0.99		1.02		(0.39)		38
Year ended 10/31/10	12.07	0.01	3.44		3.45	(0.01)	—	(0.01)	15.51	28.62	12,735	1.06		1.08		0.07		50
Class R5
Year ended 10/31/14	24.69	0.01	2.81		2.82	—	(1.13)	(1.13)	26.38	12.01	66,042	0.84	(d)	0.88	(d)	0.04	(d)	10
Year ended 10/31/13	21.16	(0.05)	5.10		5.05	(0.30)	(1.22)	(1.52)	24.69	25.53	81,527	0.83		0.87		(0.22)		19
Year ended 10/31/12	19.45	(0.00)	1.71	(e)	1.71	—	—	—	21.16	8.79	71,138	0.84		0.89		(0.00)		37
Year ended 10/31/11	15.82	(0.04)	3.67		3.63	—	—	—	19.45	22.95	70,652	0.83		0.86		(0.23)		38
Year ended 10/31/10	12.30	0.04	3.50		3.54	(0.02)	—	(0.02)	15.82	28.79	29,499	0.86		0.88		0.27		50

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $839,563, $10,344, $182,168, $73,125, $331,910 and $72,501 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(e)	Net gains (losses) on securities (both realized and unrealized) include capital gains realized on distributions from Booz Allen Hamilton Holding Corp. on June 7, 2012 and Generac Holdings, Inc. on July 2, 2012. Net gains (losses) on securities (both realized and unrealized) excluding the capital gains are $1.55, $1.46, $1.46, $1.53, $1.56 and $1.59 for Class A, Class B, Class C, Class R, Class Y and Class R5, respectively.

19                         Invesco  Select Companies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Select Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Select Companies Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 23, 2014

Houston, Texas

20                         Invesco  Select Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,059.90	$6.18	$1,019.21	$6.06	1.19%
B	1,000.00	1,055.60	10.05	1,015.43	9.86	1.94
C	1,000.00	1,056.10	10.05	1,015.43	9.86	1.94
R	1,000.00	1,058.70	7.47	1,017.95	7.32	1.44
Y	1,000.00	1,061.10	4.88	1,020.47	4.79	0.94
R5	1,000.00	1,061.60	4.42	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2014 through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco  Select Companies Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Select Companies Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 16-17, 2014, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2014.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, each of which is primarily responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned Invesco Funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether and on what terms to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Lipper Inc. (Lipper), an independent provider of investment company data. The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 17, 2014, and may not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Sub-Committees met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Small-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the third quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds

22                         Invesco Select Companies Fund

and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in the expense group. The Board noted that the term “contractual management fee” may include both advisory and certain administrative services fees, but that Lipper does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not charge the Invesco Funds for the administrative services included in the term as defined by Lipper. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2015 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates that are managed using an investment process substantially similar to the investment process used for the Fund. The Board noted that the Fund’s rate was below the effective advisory fee rate of one off-shore fund and above the sub-adviser effective rate of one off-shore fund sub-advised by Invesco Advisers using a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the

Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and was assisted in this review by a report from the Senior Officer. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board received information from Invesco Advisers about the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Lipper and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds are fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended.

23                         Invesco Select Companies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$76,006,949
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco  Select Companies Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco  Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco  Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco  Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Select Companies Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	SCO-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Strategic Income Fund

Nasdaq:
A: SIZAX ■ C: SIZCX ■ R: SIZRX ■ Y: SIZYX ■ R5: SIZFX ■ R6: SIZSX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Fund Performance
7	Supplemental Information
10	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
28	Financial Highlights
29	Auditor's Report
30	Fund Expenses
31	Initial Approval of Investment Advisory and Sub-Advisory Agreements
33	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Strategic Income Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Strategic Income Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Strategic Income Fund incepted on May 2, 2014. For the reporting period ended October 31, 2014, the Fund, at net asset value (NAV), delivered positive absolute returns and performed in line with the Barclays U.S. Aggregate Index, the Fund’s broad market/style-specific benchmark.

    Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes

Cumulative total returns, 5/2/14 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.19%
Class C Shares	1.86
Class R Shares	2.08
Class Y Shares	2.29
Class R5 Shares	2.29
Class R6 Shares	2.29
Barclays U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	2.07
Lipper Multi-Sector Income Funds Index■ (Peer Group Index)	1.38

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

Market conditions and your Fund

During the reporting period ended October 31, 2014, economic data, global central bank stimulus and investors’ demand for yield drove rallies in credit-related markets, such as emerging market debt and high yield corporate bonds. While a favorable supply/demand dynamic and solid credit fundamentals throughout most of the reporting period created an environment in which investors were willing to assume somewhat greater risk, credit markets experienced notable volatility near the end of the reporting period. As the reporting period drew to a close, investors once again favored credit risk assets despite slower economic activity and escalating geopolitical concerns.

In this environment, the Fund, at NAV since its inception on May 2, 2014, delivered positive absolute returns and performed in line with its broad market/style-specific benchmark, the Barclays U.S. Aggregate Index. The Fund’s returns versus the benchmark were impacted by a variety of active top-down and bottom-up investment decisions. Our sector rotation, security selection and yield curve and duration positioning decisions affected the Fund’s absolute and relative performance over the reporting period. Please note that the Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term performance potential.

Among the sector allocation decisions, our positions in municipal bonds, residential mortgage-backed securities (MBS)

and emerging market debt were some of the most beneficial allocations, but their gains were offset by less favorable returns from bank loans, non-US dollar-denominated holdings and a drag on relative return created by our cash position versus our broad market/style-specific benchmark. Our security selection versus the Fund’s broad market/style-specific benchmark was a contributor to our relative performance.

    Please note that our strategy is implemented using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in the Invesco Strategic Income Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition
By security type

Asset-Backed Securities	41.2%
Common Stocks	21.3
U.S. Dollar-Denominated
Bonds & Notes	14.5
Non-U.S. Dollar-Denominated
Bonds & Notes	8.0
Municipal Obligations	6.6
U.S. Treasury Securities	6.1
Money Market Funds
Plus Other Assets Less Liabilities	2.3

Top Five Debt Issuers*

1.	U.S. Treasury	6.1%
2.	Wells Fargo Mortgage Backed Securities Trust	4.5
3.	Freddie Mac	2.6
4.	Portugal Obrigacoes do Tesouro OT	2.5
5.	JP Morgan Mortgage Trust	2.5

Total Net Assets	$27.9 million

Total Number of Holdings*	97

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Strategic Income Fund

Ivan Bakrac Portfolio Manager and Head of Multi-Sector Portfolio Management for Invesco Fixed Income, is manager of Invesco Strategic Income Fund. He joined Invesco in 2014. Mr. Bakrac earned a BBA in finance and investments from Baruch College and an MS in financial engineering from Polytechnic Institute of New York University.

Thomas Ewald Portfolio Manager, is manager of Invesco Strategic Income Fund. He joined Invesco in 2000.

Mr. Ewald earned a BA from Harvard College and an MBA from the University of Virginia Darden School of Business.

Michael Hyman Portfolio Manager, is manager of Invesco Strategic Income Fund. He joined Invesco in 2013.

Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Joseph Portera Portfolio Manager, is manager of Invesco Strategic Income Fund. He joined Invesco in 2012.

Mr. Portera earned BA and MA degrees in Soviet studies and an MA in international political economy and development from Fordham University.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Strategic Income Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                         Invesco Strategic Income Fund

Your Fund’s Performance

Cumulative Total Returns
As of 10/31/14, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	-2.12%

Class C Shares
Inception (5/2/14)	0.86%

Class R Shares
Inception (5/2/14)	2.08%

Class Y Shares
Inception (5/2/14)	2.29%

Class R5 Shares
Inception (5/2/14)	2.29%

Class R6 Shares
Inception (5/2/14)	2.29%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.77%, 2.52%, 2.02%, 1.52%, 1.53% and 1.48%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Cumulative Total Returns
As of 9/30/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	-2.53%

Class C Shares
Inception (5/2/14)	0.50%

Class R Shares
Inception (5/2/14)	1.67%

Class Y Shares
Inception (5/2/14)	1.94%

Class R5 Shares
Inception (5/2/14)	1.94%

Class R6 Shares
Inception (5/2/14)	1.94%

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

6                         Invesco Strategic Income Fund

Invesco Strategic Income Fund’s investment objective is to provide current income and, secondarily, long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Changing fixed income market conditions risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract.

Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Floating rate risk. The Fund may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

continued on page 8

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

7                         Invesco Strategic Income Fund

continued from page 7

■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. High yield bonds (commonly referred to as junk bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Inflation-indexed security risk. The risk that the value of an inflation indexed security tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on US inflation-protected securities will vary along with changes in the Consumer Price Index.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments,

executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Non-diversification risk. The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. To the extent that a large percentage of the Fund’s net assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.
■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction continued on page 9

8                         Invesco Strategic Income Fund

costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. A Fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. The Fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of the Fund’s share price.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. Additionally, inflation may outpace and diminish investment returns over time.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Lipper Multi-Sector Income Funds Index is an unmanaged index considered representative of multi-sector income funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Strategic Income Fund

Schedule of Investments(a)

October 31, 2014

	Principal Amount		Value
Asset-Backed Securities–41.18%
Babson Euro CLO 2014-2 B.V. (Netherlands), Series 2014-2A, Class D, Floating Rate Pass Through Ctfs., 0.00%, 11/25/27(b)(c)(d)	EUR	250,000	$304,221
Babson Mid-Market CLO Inc. 2007-II (Cayman Islands), Series 2007-2A, Class E, Floating Rate Pass Through Ctfs., 3.88%, 04/15/21(c)		$500,000	487,900
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class C, Floating Rate Pass Through Ctfs., 1.55%, 06/15/28(b)(c)		200,000	199,709
Banc of America Commercial Mortgage Trust, Series 2006-2, Class AJ, Variable Rate Pass Through Ctfs., 5.95%, 05/10/45(c)		540,000	568,003
Banc of America Funding Trust, Series 2006-3, Class 5A5, Pass Through Ctfs., 5.50%, 03/25/36		218,223	209,111
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class AJ, Variable Rate Pass Through Ctfs., 4.99%, 09/11/42(c)		500,000	511,765
Series 2007-T28, Class AJ, Variable Rate Pass Through Ctfs., 5.96%, 09/11/42(c)		105,000	114,013
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, Floating Rate Pass Through Ctfs., 2.52%, 12/25/35(c)		194,038	177,560
Citigroup Mortgage Loan Trust, Series 2006-AR2, Class 1A2, Floating Rate Pass Through Ctfs., 2.63%, 03/25/36(c)		203,507	192,108
Dryden XI-Leveraged Loan CDO, Series 2006-11A, Class A3, Floating Rate Pass Through Ctfs., 0.61%, 04/12/20(b)(c)(e)		500,000	488,850
Eaton Vance CDO VIII Ltd. (Cayman Islands), Series 2006-8A, Class D, Floating Rate Pass Through Ctfs., 3.65%, 08/15/22(b)(c)		400,000	385,240
Foothill CLO Ltd. (Cayman Islands), Series 2007-1A, Class C, Floating Rate Pass Through Ctfs., 0.94%, 02/22/21(b)(c)		250,000	245,300
Freddie Mac, Series 2014-DN1, Class M2, Floating Rate STACR® Debt Notes, 2.35%, 02/25/24(c)(f)		375,000	371,253
Series 2014-HQ2, Class M2, Floating Rate STACR® Debt Notes, 2.35%, 09/25/24(c)(f)		375,000	365,437
Gallatin CLO III Ltd., Series 2007-1A, Class A2L, Floating Rate Pass Through Ctfs., 0.57%, 05/15/21(b)(c)		200,000	195,640

	Principal Amount	Value
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 2.96%, 04/19/36(c)	$248,207	$220,336
GSAA Home Equity Trust, Series 2007-7, Class A4, Floating Rate Pass Through Ctfs., 0.42%, 07/25/37(c)	257,067	218,304
Hamlet II Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 0.56%, 05/11/21(b)(c)	500,000	477,450
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, Floating Rate Pass Through Ctfs., 1.50%, 07/15/31(b)(c)	250,000	250,734
JP Morgan Mortgage Trust, Series 2005-A1, Class IB2, Floating Rate Pass Through Ctfs., 2.68%, 02/25/35(c)	195,553	178,612
Series 2005-A3, Class 7CA1, Floating Rate Pass Through Ctfs., 2.52%, 06/25/35(c)	177,980	169,133
Series 2006-A2, Class 1A1, Floating Rate Pass Through Ctfs., 2.78%, 04/25/36(c)	127,427	114,713
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 5.58%, 06/25/37(c)	252,658	231,905
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/41(b)	425,000	430,159
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 2A1C, Floating Rate Pass Through Ctfs., 2.50%, 12/25/35(c)	200,000	194,093
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class B, Pass Through Ctfs., 4.45%, 10/15/47	250,000	264,762
Octagon Investment Partners XVI Ltd. (Cayman Islands), Series 2013-1A, Class B1, Floating Rate Pass Through Ctfs., 1.83%, 07/17/25(b)(c)	250,000	237,225
Octagon Investment Partners XXI Ltd. (Cayman Islands), Series 2014-1A, Class C, Floating Rate Pass Through Ctfs., 3.88%, 11/14/26(b)(c)	500,000	478,780
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class E, Floating Rate Pass Through Ctfs., 4.92%, 07/17/26(b)(c)	250,000	223,450
Structured Asset Securities Corp., Series 2002-21A, Class B1II, Floating Rate Pass Through Ctfs., 2.40%, 11/25/32(c)	165,913	150,894
Symphony CLO XIV Ltd., Series 2014-14A, Class E, Floating Rate Pass Through Ctfs., 4.83%, 07/14/26(b)(c)	250,000	221,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Strategic Income Fund

	Principal Amount	Value
T2 Income Fund CLO Ltd. (Cayman Islands), Series 2007-1A, Class B, Floating Rate Pass Through Ctfs., 0.83%, 07/15/19(b)(c)(e)	$600,000	$591,720
WaMu Mortgage Trust, Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.33%, 10/25/35(c)	274,563	267,365
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1, Pass Through Ctfs., 6.25%, 11/25/37	248,124	235,988
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR12, Class 2A11, Floating Rate Pass Through Ctfs., 2.62%, 06/25/35(c)	223,692	222,338
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 5.35%, 08/25/35(c)	187,334	189,775
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.61%, 03/25/35(c)	180,649	184,032
Series 2005-AR7, Class 1A1, Floating Rate Pass Through Ctfs., 5.06%, 05/25/35(c)	214,649	218,287
Series 2006-AR8, Class 2A3, Floating Rate Pass Through Ctfs., 2.60%, 04/25/36(c)	252,737	247,484
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/37	194,052	196,933
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, Pass Through Ctfs., 4.20%, 11/15/47	250,000	257,483
Total Asset-Backed Securities (Cost $11,472,282)		11,489,190

	Shares
Common Stocks–21.32%
Fixed Income Funds–21.32%
Invesco Floating Rate Fund, Class R6 (Cost $5,992,477)(g)	756,851	5,948,846

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–14.50%
Aerospace & Defense–0.15%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/22(b)	$40,000	41,150

Agricultural & Farm Machinery–0.13%
Titan International Inc., Sr. Sec. Gtd. Global Notes, 6.88%, 10/01/20	40,000	36,400

Agricultural Products–0.14%
Darling Ingredients, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/22	40,000	40,400

Auto Parts & Equipment–0.15%
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	40,000	40,800

	Principal Amount	Value
Broadcasting–0.15%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	$40,000	$42,000

Building Products–0.06%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	15,000	15,750

Cable & Satellite–0.79%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 6.50%, 04/30/21	40,000	42,400
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	165,000	172,425
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	5,000	5,312
		220,137

Casinos & Gaming–0.65%
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	165,000	181,913

Communications Equipment–0.21%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	60,000	59,250

Construction Machinery & Heavy Trucks–0.30%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	40,000	41,000
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	40,000	41,400
		82,400

Data Processing & Outsourced Services–0.45%
First Data Corp., Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	107,000	125,725

Diversified Banks–3.29%
ABN AMRO Bank N.V. (Netherlands), REGS, Unsec. Sub. Medium-Term Euro Notes, 6.25%, 09/13/22(b)	200,000	219,750
Bank of America Corp., Unsec. Sub. Medium-Term Notes, 4.25%, 10/22/26	75,000	74,719
BPCE S.A. (France), Unsec. Sub. Notes, 5.15%, 07/21/24(b)	200,000	206,911
Erste Group Bank AG (Austria), Unsec. Sub. Medium-Term Euro Notes, 6.38%, 03/28/23	200,000	214,532
Wells Fargo & Co., Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/26	200,000	203,501
		919,413

Diversified Metals & Mining–0.15%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	40,000	41,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Strategic Income Fund

	Principal Amount	Value
Health Care Services–0.23%
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	$60,000	$63,150

Independent Power Producers & Energy Traders–0.34%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	40,000	45,800
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/23	48,000	48,600
		94,400

Internet Software & Services–0.28%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	75,000	79,500

Oil & Gas Drilling–0.14%
Pioneer Energy Services Corp., Sr. Unsec. Gtd. Notes, 6.13%, 03/15/22(b)	40,000	37,950

Oil & Gas Equipment & Services–0.58%
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	165,000	160,875

Oil & Gas Exploration & Production–0.95%
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/22	250,000	265,625

Oil & Gas Storage & Transportation–0.76%
Fermaca Enterprises S de RL de C.V. (Mexico), Sr. Sec. Gtd. Notes, 6.38%, 03/30/38(b)	200,000	211,750

Regional Banks–0.70%
Fifth Third Bancorp, Series J, Jr. Unsec. Sub. Bonds, 4.90%(h)	200,000	196,500

Semiconductor Equipment–0.14%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	40,000	40,300

Semiconductors–1.09%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	125,000	129,375
Micron Technology, Inc., Sr. Unsec. Notes, 5.88%, 02/15/22(b)	40,000	42,400
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	125,000	131,875
		303,650

Steel–0.64%
Evraz Group S.A. (Russia), REGS, Sr. Unsec. Euro Notes, 6.50%, 04/22/20(b)	200,000	179,794

Wireless Telecommunication Services–2.03%
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Bonds, 5.35%, 05/20/24(b)	200,000	215,116
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 7.75%, 06/01/21	165,000	173,250

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
Sprint Corp., Sr. Unsec. Gtd. Notes, 7.88%, 09/15/23(b)		$165,000	$178,200
			566,566
Total U.S. Dollar Denominated Bonds & Notes (Cost $4,035,695)			4,046,798

Non-U.S. Dollar Denominated Bonds & Notes–7.97%(d)
Diversified Banks–2.20%
HSBC Capital Funding L.P. (United Kingdom), Jr. Unsec. Gtd. Sub. Euro Notes, 5.13%(h)	EUR	100,000	130,626
Standard Chartered Bank (United Kingdom), Sr. Unsec. Medium-Term Euro Notes, 7.83%, 04/13/18(b)	INR	30,000,000	483,322
			613,948

Life & Health Insurance–0.58%
Delta Lloyd Levensverzekering N.V. (Netherlands), Unsec. Sub. Euro Notes, 9.00%, 08/29/42	EUR	100,000	163,780

Sovereign Debt–5.19%
Brazil Notas do Tesouro Nacional (Brazil), Series F, Unsec. Notes, 10.00%, 01/01/23	BRL	750,000	270,502
Mexican Bonos (Mexico), Series M, Unsec. Bonds, 8.00%, 12/07/23	MXN	5,500,000	469,495
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec. Euro Notes, 4.75%, 06/14/19(b)	EUR	500,000	707,338
			1,447,335
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,369,828)			2,225,063

Municipal Obligations–6.58%
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB, 5.13%, 06/01/47		$100,000	74,752
Houston (City of), Texas (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System Special Facilities RB, 5.00%, 07/01/29(i)		250,000	264,925
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB, 5.25%, 12/01/25		250,000	270,038
M-S-R Energy Authority; Series 2009 B, Gas RB, 6.50%, 11/01/39		250,000	340,387
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 2, Ref. RB, 5.38%, 11/15/40(b)		200,000	205,446
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, RB, 5.25%, 10/01/35		250,000	296,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Strategic Income Fund

	Principal Amount	Value
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB, 6.25%, 12/15/26	$250,000	$308,492
Tobacco Settlement Financing Corp.; Series 2007 1A, Asset-Backed RB, 5.00%, 06/01/41	100,000	75,045
Total Municipal Obligations (Cost $1,781,824)		1,835,248

U.S. Treasury Securities–6.08%
U.S. Treasury Bills–0.50%
0.02%, 11/13/14(j)(k)	50,000	50,000
0.04%, 11/13/14(j)(k)	80,000	80,000
0.08%, 08/20/15(j)	10,000	9,995
		139,995

U.S. Treasury Notes–5.58%
1.63%, 06/30/19	1,550,000	1,555,260
Total U.S. Treasury Securities (Cost $1,684,617)		1,695,255

	Shares	Value
Money Market Funds–8.10%
Liquid Assets Portfolio, Institutional Class(l)	1,130,645	$1,130,645
Premier Portfolio, Institutional Class(l)	1,130,645	1,130,645
Total Money Market Funds (Cost $2,261,290)		2,261,290

Options Purchased–0.14%
(Cost $33,990)(m)		39,000
TOTAL INVESTMENTS–105.87% (Cost $29,632,003)		29,540,690
OTHER ASSETS LESS LIABILITIES–(5.87)%		(1,638,607)
NET ASSETS–100.00%		$27,902,083

Investment Abbreviations:

BRL	– Brazilian Real
CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates

EUR	– Euro
Gtd.	– Guaranteed
INR	– Indian Rupee
Jr.	– Junior

MXN	– Mexican Peso
RB	– Revenue Bonds
REGS	– Regulation S
Sec.	– Secured

Sr.	– Senior
STACR®	– Structured Agency Credit Risk
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $7,940,330, which represented 28.46% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2014.
(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(e)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1N. The following table presents the Fund’s collateral pledged as of October 31, 2014.

Counterparty	Reverse Repurchase Agreements	Value of Non-cash Collateral Pledged*	Net Amount
Royal Bank of Canada	$983,955	$(983,955)	$—

* Amount excludes excess collateral pledged.

(f)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.
(g)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of October 31, 2014 represented 21.32% of the Fund’s Net Assets. See Note 5.
(h)	Perpetual bond with no specified maturity date.
(i)	Security subject to the alternative minimum tax.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Notes 1K, 1M and 4.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
(m)	The table below details options purchased:

Open Over-The-Counter Foreign Currency Options Purchased — Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Put	Deutsche Bank AG	12/26/14	USD	1.25	EUR	3,000,000	$39,000
Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Strategic Income Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $21,378,236)	$21,330,554
Investments in affiliates, at value (Cost $8,253,767)	8,210,136
Total investments, at value (Cost $29,632,003)	29,540,690
Cash	18,822
Receivable for:
Variation margin — futures contracts	4,320
Variation margin — centrally cleared swap agreements	876
Fund shares sold	44,211
Dividends and interest	185,476
Forward foreign currency contracts outstanding	75,198
Unrealized appreciation on swap agreements — OTC	3,011
Investment for trustee deferred compensation and retirement plans	846
Other assets	56,150
Total assets	29,929,600

Liabilities:
Payable for:
Investments purchased	782,885
Fund shares reacquired	100,000
Amount due custodian — foreign currency (Cost $95,311)	99,110
Reverse repurchase agreements	979,000
Swaps payable	73
Accrued fees to affiliates	9,864
Accrued trustees’ and officers’ fees and benefits	1,963
Accrued other operating expenses	53,776
Trustee deferred compensation and retirement plans	846
Total liabilities	2,027,517
Net assets applicable to shares outstanding	$27,902,083

Net assets consist of:
Shares of beneficial interest	$27,750,229
Undistributed net investment income	(9,474)
Undistributed net realized gain	143,173
Net unrealized appreciation	18,155
$27,902,083

Net Assets:
Class A	$14,248,376
Class C	$812,275
Class R	$12,870
Class Y	$12,808,436
Class R5	$10,063
Class R6	$10,063

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,417,798
Class C	80,856
Class R	1,281
Class Y	1,274,206
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$10.05
Maximum offering price per share
(Net asset value of $10.05 ÷ 95.75%)	$10.50
Class C:
Net asset value and offering price per share	$10.05
Class R:
Net asset value and offering price per share	$10.05
Class Y:
Net asset value and offering price per share	$10.05
Class R5:
Net asset value and offering price per share	$10.05
Class R6:
Net asset value and offering price per share	$10.05

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Strategic Income Fund

Statement of Operations

For the period May 2, 2014 (commencement date) through October 31, 2014

Investment income:
Interest (net of foreign withholding taxes of $929)	$396,878
Dividends from affiliates	103,845
Total investment income	500,723

Expenses:
Advisory fees	78,429
Administrative services fees	25,068
Custodian fees	6,946
Distribution fees:
Class A	16,443
Class C	1,044
Class R	28
Transfer agent fees — A, C, R and Y	3,966
Transfer agent fees — R5	5
Transfer agent fees — R6	5
Trustees’ and officers’ fees and benefits	10,917
Registration and filing fees	46,244
Professional services fees	49,437
Other	18,727
Total expenses	257,259
Less: Fees waived and expenses reimbursed	(179,025)
Net expenses	78,234
Net investment income	422,489

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(1,000))	(43,412)
Foreign currencies	(12,648)
Forward foreign currency contracts	187,859
Futures contracts	(37,587)
Swap agreements	34,407
128,619
Change in net unrealized appreciation (depreciation) of:
Investment securities	(91,313)
Foreign currencies	(3,118)
Forward foreign currency contracts	75,198
Futures contracts	47,435
Swap agreements	(10,047)
18,155
Net realized and unrealized gain	146,774
Net increase in net assets resulting from operations	$569,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Strategic Income Fund

Statement of Changes in Net Assets

For the period May 2, 2014 (commencement date) through October 31, 2014

May 2, 2014 (commencement date) through October 31, 2014
Operations:
Net investment income	$422,489
Net realized gain	128,619
Change in net unrealized appreciation	18,155
Net increase in net assets resulting from operations	569,263

Distributions to shareholders from net investment income:
Class A	(220,329)
Class C	(3,292)
Class R	(181)
Class Y	(225,541)
Class R5	(179)
Class R6	(179)
Total distributions from net investment income	(449,701)

Share transactions–net:
Class A	14,190,714
Class C	814,539
Class R	12,833
Class Y	12,744,415
Class R5	10,010
Class R6	10,010
Net increase in net assets resulting from share transactions	27,782,521
Net increase in net assets	27,902,083

Net assets:
Beginning of period	—
End of period (includes undistributed net investment income of $(9,474))	$27,902,083

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Strategic Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s primary investment objective is to provide current income and, secondarily, long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net

16                         Invesco Strategic Income Fund

asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among

17                         Invesco Strategic Income Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or

18                         Invesco Strategic Income Fund

commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (‘uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency

19                         Invesco Strategic Income Fund

of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.	Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements.
O.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.60%
Next $3.5 billion	0.55%
Over $4.5 billion	0.45%

For the period May 2, 2014 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco Powershares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed

20                         Invesco Strategic Income Fund

below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.82%, 1.57%, 1.07%, 0.57%, 0.57% and 0.57%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2016. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the period May 2, 2014 (commencement date) through October 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $175,050 and reimbursed class level expenses of $1,996, $32, $2, $1,935, $5 and $5 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period May 2, 2014 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period May 2, 2014 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period May 2, 2014 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period May 2, 2014 (commencement date) through October 31, 2014, IDI advised the Fund that IDI retained $1,835 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

21                         Invesco Strategic Income Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$8,210,136	$—	$—	$8,210,136
U.S. Treasury Securities	—	1,695,255	—	1,695,255
Asset-Backed Securities	—	11,489,190	—	11,489,190
Corporate Debt Securities	—	4,046,798	—	4,046,798
Municipal Obligations	—	1,835,248	—	1,835,248
Foreign Debt Securities	—	777,728	—	777,728
Foreign Sovereign Debt Securities	—	1,447,335	—	1,447,335
Options Purchased	—	39,000	—	39,000
	8,210,136	21,330,554	—	29,540,690
Forward Foreign Currency Contracts*	—	75,198	—	75,198
Futures Contracts*	47,435	—	—	47,435
Swap Agreements*	—	(10,047)	—	(10,047)
Total Investments	$8,257,571	$21,395,705	$—	$29,653,276

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$5,061	$(6,019)
Currency risk:
Forward foreign currency contracts(b)	109,656	(34,458)
Options purchased(c)	39,000	—
Market risk:
Swap agreements(d)	3,011	—
Interest rate risk:
Futures contracts(e)	60,239	(12,804)
Swap agreements(a)	—	(12,100)
Total	$216,967	$(65,381)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.
(c)	Options purchased at value as reported in the Schedule of Investments.
(d)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements — OTC.
(e)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

22                         Invesco Strategic Income Fund

Effect of Derivative Investments for the period May 2, 2014 (commencement date) through October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations(a)
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$—	$—	$—
Credit risk	—	—	41,366
Currency risk	—	187,859	—
Interest rate risk	(37,587)	—	(6,880)
Market risk	—	—	(79)
Change in Unrealized Appreciation (Depreciation):
Commodity risk	$—	$—	$—
Credit risk	—	—	(958)
Currency risk	—	75,198	—
Interest rate risk	47,435	—	(12,100)
Market risk	—	—	3,011
Total	$9,848	$263,057	$24,360

(a)	Options purchased are included in the net realized gain (loss) from investment securities and net change in unrealized appreciation (depreciation) on investment securities.

The table below summarizes the six month average notional value of forward foreign currency contracts; the five month average notional value of futures contracts and swap agreements; the four month average notional value of swaptions purchased and the three month average notional value of currency options purchased.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements	Currency Options Purchased	Swaptions Purchased
Average notional value	$5,614,308	$7,298,395	$5,337,200	$3,391,860	$9,175,000

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/04/14	Goldman Sachs International	BRL	716,271	USD	290,000	$288,694	$1,306
11/04/14	Goldman Sachs International	USD	298,123	BRL	716,271	288,694	(9,429)
11/07/14	Barclays Bank PLC	JPY	15,000,000	USD	145,246	133,564	11,682
11/07/14	Deutsche Bank Securities Inc.	JPY	57,109,750	USD	556,257	508,523	47,734
11/07/14	Deutsche Bank Securities Inc.	USD	507,309	JPY	55,000,000	489,737	(17,572)
12/02/14	Goldman Sachs International	BRL	716,271	USD	295,613	286,237	9,376
12/11/14	Deutsche Bank Securities Inc.	CHF	353,488	USD	378,292	367,529	10,763
12/11/14	Deutsche Bank Securities Inc.	SGD	700,000	USD	553,921	544,738	9,183
12/15/14	Citigroup Global Markets Inc.	EUR	1,425,010	USD	1,805,894	1,786,282	19,612
12/15/14	Citigroup Global Markets Inc.	USD	462,875	EUR	363,311	455,418	(7,457)
Total Forward Foreign Currency Contracts — Currency Risk							$75,198

Currency Abbreviation:

BRL	– Brazilian Real
CHF	– Swiss Franc
EUR	– Euro
JPY	– Japanese Yen
SGD	– Singapore Dollar
USD	– U.S. Dollar

23                         Invesco Strategic Income Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar	Long	50	December-2015	$12,395,625	$(6,982)
90-Day Eurodollar	Short	50	December-2016	(12,271,250)	10,643
U.S. Treasury 2 Year Notes	Short	7	December-2014	(1,536,938)	(3,406)
U.S. Treasury 5 Year Notes	Short	25	December-2014	(2,985,742)	25,736
U.S. Treasury 30 Year Notes	Long	7	December-2014	987,656	23,860
U.S. Treasury Ultra Bonds	Short	1	December-2014	(156,813)	(2,416)
Total Futures Contracts — Interest Rate Risk					$47,435

Open Centrally Cleared Interest Rate Swap Agreements — Interest Rate Risk
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA)/CME	Receive	3 Month USD LIBOR	1.28%	September-2017	$(2,300,000)	$(12,100)

Abbreviations:

CME	– Chicago Mercantile Exchange
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Open Centrally Cleared Credit Default Swap Agreements
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA)/CME	Markit CDX North America High Yield Index — Series 22	Sell	5.00%	06/20/19	3.18%	$693,000	$47,275	$5,061
Credit Suisse Securities (USA)/CME	Markit CDX North America Investment Grade Index —Series 23	Buy	(1.00)%	12/20/19	0.64%	(3,800,000)	(61,528)	(6,019)
Total Centrally Cleared Credit Default Swap Agreements — Credit Risk							$(14,253)	$(958)

Abbreviations:

CME	– Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of October 31, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Total Return Swap Agreements
Description	Type of Contract	Counterparty	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the S&P U.S. Leveraged Loan Index and pay a floating rate equal to the 3 Month USD LIBOR.	Long	Morgan Stanley & Co. International PLC	7,000	12/20/14	$700,000	$761
Receive a return equal to the S&P U.S. Leveraged Loan Index and pay a floating rate equal to the 3 Month USD LIBOR.	Long	Morgan Stanley & Co. International PLC	10,000	12/20/14	1,000,000	2,250
Total Total Return Swap Agreements — Market risk						$3,011

Abbreviations:

LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

24                         Invesco Strategic Income Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Barclays Bank PLC	$11,682	$—	$11,682	$—	$—	$11,682
Citigroup Global Markets Inc.	19,612	(7,457)	12,155	—	—	12,155
Credit Suisse Securities (USA)(a)	52,342	(52,342)	—	—	—	—
Deutsche Bank Securities Inc.	67,680	(17,572)	50,108	—	—	50,108
Goldman Sachs International	10,682	(9,429)	1,253	—	—	1,253
Morgan Stanley & Co. International PLC	3,011	(79)	2,932	—	—	2,932
Total	$165,009	$(86,879)	$78,130	$—	$—	$78,130

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$7,457	$(7,457)	$—	$—	$—	$—
Credit Suisse Securities (USA)(a)	79,647	(52,342)	27,305	(27,305)	—	—
Deutsche Bank Securities Inc.	17,572	(17,572)	—	—	—	—
Goldman Sachs International	9,429	(9,429)	—	—	—	—
Morgan Stanley & Co. International PLC	79	(79)	—	—	—	—
Total	$114,184	$(86,879)	$27,305	$(27,305)	$—	$—

(a)	Includes upfront payments and cumulative appreciation (depreciation) of centrally cleared swap agreements.

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earning from, investments in Invesco Floating Rate Fund for the period May 2, 2014 (commencement date) through October 31, 2014.

	May 2, 2014 (commencement date)	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/14	Dividend Income
Invesco Floating Rate Fund	$—	$8,023,378	$(2,028,500)	$(43,631)	$(2,401)	$5,948,846	$103,275

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period May 2, 2014 (commencement date) through October 31, 2014, the Fund engaged in securities sales of $43,469, which resulted in net realized gains (losses) of $(1,000).

25                         Invesco Strategic Income Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Reverse repurchase agreements outstanding as of October 31, 2014 were as follows:

Counterparty	Interest Rate	Maturity Date	Face Value	Face Value Including Accrued Interest
Royal Bank of Canada	1.07%	April 16, 2015	$530,000	$532,867
Royal Bank of Canada	0.92	April 16, 2015	449,000	451,088
Total			$979,000	$983,955

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period May 2, 2014 (commencement date) through October 31, 2014:

2014
Ordinary income	$449,701

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$121,911
Undistributed long-term gain	164,821
Net unrealized appreciation (depreciation) — investments	(119,223)
Net unrealized appreciation (depreciation) — other investments	(3,981)
Temporary book/tax differences	(11,674)
Shares of beneficial interest	27,750,229
Total net assets	$27,902,083

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and bond premium amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2014.

26                         Invesco Strategic Income Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period May 2, 2014 (commencement date) through October 31, 2014 was $38,553,179 and $12,806,481, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,844,953 and $302,379, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$178,549
Aggregate unrealized (depreciation) of investment securities	(297,772)
Net unrealized appreciation (depreciation) of investment securities	$(119,223)

Cost of investments for tax purposes is $29,659,913.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, bond premium amortization and stock issuance costs, on October 31, 2014, undistributed net investment income was increased by $17,738, undistributed net realized gain was increased by $14,554 and shares of beneficial interest was decreased by $32,292. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	May 2, 2014 (commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	1,417,557	$14,188,309
Class C	82,697	833,074
Class R	1,279	12,810
Class Y	1,283,979	12,842,642
Class R5	1,001	10,010
Class R6	1,001	10,010

Issued as reinvestment of dividends:
Class A	1,058	10,624
Class C	315	3,156
Class R	2	23
Class Y	276	2,773

Reacquired:
Class A	(817)	(8,219)
Class C	(2,156)	(21,691)
Class Y	(10,049)	(101,000)
Net increase in share activity	2,776,143	$27,782,521

(a)	90% of the outstanding shares of the Fund are owned by the Adviser.

27                         Invesco Strategic Income Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14(d)	$10.00	$0.16	$0.06	$0.22	$(0.17)	$10.05	2.19%	$14,248	0.71	%(e)(f)	2.08	%(e)	3.12	%(e)	57%
Class C
Year ended 10/31/14(d)	10.00	0.12	0.07	0.19	(0.14)	10.05	1.86	812	1.46	(e)(f)	2.83	(e)	2.37	(e)	57
Class R
Year ended 10/31/14(d)	10.00	0.15	0.06	0.21	(0.16)	10.05	2.08	13	0.96	(e)(f)	2.33	(e)	2.87	(e)	57
Class Y
Year ended 10/31/14(d)	10.00	0.17	0.06	0.23	(0.18)	10.05	2.29	12,808	0.46	(e)(f)	1.83	(e)	3.37	(e)	57
Class R5
Year ended 10/31/14(d)	10.00	0.17	0.06	0.23	(0.18)	10.05	2.29	10	0.46	(e)(f)	1.90	(e)	3.37	(e)	57
Class R6
Year ended 10/31/14(d)	10.00	0.17	0.06	0.23	(0.18)	10.05	2.29	10	0.46	(e)(f)	1.90	(e)	3.37	(e)	57

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of May 2, 2014.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $13,118, $208, $11, $12,714, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.14% for the period May 2, 2014 (commencement date) through October 31, 2014.

28                         Invesco Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Strategic Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period May 2, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 29, 2014

Houston, Texas

29                         Invesco Strategic Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 2, 2014 (commencement date) through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business May 2, 2014 (commencement date) through October 31, 2014).

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/02/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[3]
A	$1,000.00	$1,021.90	$3.60	$1,021.63	$3.62	0.71%
C	1,000.00	1,018.60	7.39	1,017.85	7.43	1.46
R	1,000.00	1,020.80	4.86	1,020.37	4.89	0.96
Y	1,000.00	1,022.90	2.33	1,022.89	2.35	0.46
R5	1,000.00	1,022.90	2.33	1,022.89	2.35	0.46
R6	1,000.00	1,022.90	2.33	1,022.89	2.35	0.46

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 2, 2014 (commencement date) through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183 (as of close of business May 2, 2014 (commencement date) through October 31, 2014)/365. Because the Fund has not been in existence for a full six-month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six-month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six-month period.

30                         Invesco Strategic Income Fund

Initial Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco Strategic Income Fund (the Fund) investment advisory agreements before the Fund can commence operations. During meetings held on March 25-26, 2014, the Board as a whole and the disinterested or “independent” Trustees voting separately approved (i) an amendment to the Company’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add the Fund, and (ii) (a) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, and (b) an amendment to the Sub-Advisory Contract with Invesco PowerShares Capital Management LLC to add the Fund (the sub-advisers, the Affiliated Sub-Advisers; and the contracts, the sub-advisory contracts). In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers (the Invesco Funds) and considered the information provided in the most recent annual review process as well as the information provided with respect to the Fund. The Board (i) determined that the investment advisory agreement and sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s agreements is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of the Fund.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Fund will be assigned to one of the Sub-Committees. This Sub-Committee structure permits the Trustees to focus on the performance of the Invesco Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance, fees, expenses and other matters related to their assigned Invesco Funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an independent officer of the Funds and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the existing relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers are appropriate.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who may provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance

The Board did not consider the performance of the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund in different market environments.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board considered the contractual management fee rate of the Fund and the proposed fee waivers and expense limitations that will be in place for the Fund through May 31, 2015. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees will have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.

The Board also considered comparative advisory fee data provided by Invesco Advisers for comparable registered funds managed by third-party advisers. The Board noted that Invesco Advisers does not manage other funds or client accounts with investment strategies comparable to those of the Fund. The Board noted that the advisory fee is at or below the Lipper Multi-Sector Income Funds classification median fee at all breakpoints and that the advisory fee is at or below the fees of two key competitors identified by Invesco Advisers at all breakpoints and below the fee of one key competitor at certain breakpoints and above the fee of that competitor at other breakpoints.

Based upon the information provided and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund would benefit from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule and through expense waivers. The

31                         Invesco Strategic Income Fund

Board also noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board considered information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered periodic reports that it receives from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2014, the advisory fees payable by the Fund with respect to such investments. This waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers or its affiliates receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral from securities lending arrangements. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades and was advised that such trades will be executed in compliance with rules under the Investment Company Act of 1940, as amended.

32                         Invesco Strategic Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its period May 2, 2014 (commencement date) through October 31, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	1.30%

*	The above percentages are based on ordinary income dividends paid to shareholders during the period May 2, 2014 (commencement date) through October 31, 2014.

33                         Invesco Strategic Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Strategic Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Strategic Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Strategic Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Strategic Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	STI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2014

Invesco Unconstrained Bond Fund

Nasdaq:
A: IUBAX ■ C: IUBCX ■ R: IUBRX ■ Y: IUBYX ■ R5: IUBFX ■ R6: IUBZX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Fund Performance
6 Supplemental Information
9 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
24 Financial Highlights
25 Auditor's Report
26 Fund Expenses
27 Initial Approval of Investment Advisory and Sub-Advisory Agreements
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, the US economy showed signs of continued improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second quarter and unemployment trended lower. Much of the credit for this improvement goes to the US Federal Reserve (the Fed), which undertook an extraordinary asset purchase program following the global financial crisis. The Fed’s goal was to jumpstart the economy by encouraging banks to lend more, businesses to hire more and consumers to spend more. Signs of a stronger US economy prompted the Fed to reduce, or “taper,” its asset purchase program. Despite this, interest rates remained near historical low levels due largely to heavy investor demand for bonds. While signs of economic improvement were evident in the US, European economies showed signs of weakening. That, together with geopolitical uncertainty and worries about the first diagnosed cases of Ebola outside of Africa, caused increased volatility in US and European equities.

    Extended periods of market strength can lull investors into complacency – just as prolonged periods of market weakness or volatility can discourage investors from initiating long-term investment plans. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Log In” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Unconstrained Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

There are a variety of factors that can impact investment performance, many of which are uncontrollable by us as investors. These factors can include various economic trends and geopolitical developments.

    While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. We review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’

advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates. Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Unconstrained Bond Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Unconstrained Bond Fund incepted on October 14, 2014. For the reporting period ended October 31, 2014, the Fund delivered a positive absolute return, at net asset value (NAV), and outperformed the 3-Month USD Libor Index, the Fund’s broad market/style-specific benchmark.

    Additional performance information for your Fund appears later in this report.

Fund vs. Indexes

Cumulative total returns, 10/14/14 to 10/31/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.40%
Class C Shares	0.40
Class R Shares	0.40
Class Y Shares	0.40
Class R5 Shares	0.40
Class R6 Shares	0.40
3-Month USD Libor Index▼ (Broad Market/Style-Specific Index)	0.01
Lipper Alternative Credit Focus Funds Index■ (Peer Group Index)	0.41

Source(s): ▼Bloomberg L.P.; ■Lipper Inc.

Market conditions and your Fund

During this short reporting period, bond investors favored credit risk assets despite slower economic activity and escalating geopolitical concerns. In this environment, the Fund’s total return for the partial month since its inception on October 14, 2014, was positive at NAV, and it outperformed its broad market/style-specific benchmark, the 3-Month USD Libor Index. The Fund’s return was impacted by a variety of active top-down and bottom-up investment decisions. Our sector rotation and security selection decisions were most impactful to the Fund’s performance over the reporting period.

    Among the sector allocation decisions, our positions in bank loans, residential mortgage-backed securities (MBS), government bonds, municipal bonds and emerging market debt were the most favorable for the Fund’s absolute return, but their gains were softened by less favorable returns from investment grade corporate bonds and commercial mortgage-backed securities. Our security selection was also a contributor to our performance. Favorable security selection decisions were prevalent across the portfolio, including those among government bonds, corporate bonds and MBS holdings.

    Please note that our strategy is implemented using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Unconstrained Bond Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition
By security type

U.S. Treasury Securities	39.0%
Asset-Backed Securities	28.7
Common Stocks	22.5
U.S. Dollar-Denominated Bonds and Notes	6.2
Non-U.S. Dollar-Denominated
Bonds and Notes	2.8
Municipal Obligations	1.4
Money Market Funds
Plus Other Assets Less Liabilities	-0.6

Top 10 Debt Holdings*

1.	U.S. Treasury Bills, 11/6/14	21.9%
2.	U.S. Treasury Bills, 4/30/15	17.1
3.	Freddie Mac, Series 2014-DN4, Class M2	2.4
4.	APIDOS CLO XIX, Series 2014-19A, Class C	2.0
5.	Sudbury Mill CLO Ltd., Series 2013-1A, Class B1	2.0
6.	Standard Chartered Bank	2.0
7.	Symphony CLO XV Ltd., Series 2014-15A, Class C	1.9
8.	JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1	1.4
9.	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class B	1.3
10.	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class AJ	1.3

Total Net Assets	$25.1 million

Total Number of Holdings*	50

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco Unconstrained Bond Fund

Ivan Bakrac Portfolio Manager and Head of Multi-Sector Portfolio Management for Invesco Fixed Income, is manager of Invesco Unconstrained Bond Fund. He joined Invesco in 2014. Mr. Bakrac earned a BBA in finance and investments from Baruch College and an MS in financial engineering from Polytechnic Institute of New York University.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Unconstrained Bond
Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                         Invesco Unconstrained Bond Fund

Your Fund’s Performance

Cumulative Total Returns
As of 10/31/14, including maximum applicable sales charges
Class A Shares
Inception (10/14/14)	-3.83%

Class C Shares
Inception (10/14/14)	-0.60%

Class R Shares
Inception (10/14/14)	0.40%

Class Y Shares
Inception (10/14/14)	0.40%

Class R5 Shares
Inception (10/14/14)	0.40%

Class R6 Shares
Inception (10/14/14)	0.40%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.09%, 1.84%, 1.34%, 0.84%, 0.84% and 0.84%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.09%, 2.84%, 2.34%, 1.84%, 1.93% and 1.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2016. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2016. See current prospectus for more information.

Invesco Unconstrained Bond Fund’s investment objective is to provide a positive absolute return over a full market cycle.

■	Unless otherwise stated, information presented in this report is as of October 31, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Changing fixed income market conditions risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

6                         Invesco Unconstrained Bond Fund

■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Emerging markets securities risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Floating rate risk. The Fund may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.

■	Foreign government debt risk. Investments in foreign government debt obligations involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Inflation-indexed security risk. The risk that the value of an inflation indexed security (such as Treasury Inflation-Protected Securities (TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed securities will vary along with changes in the Consumer Price Index.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.

■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable

7                         Invesco Unconstrained Bond Fund

tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.
■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit the Fund’s potential gains. Prepayments may require the Fund to replace the loan or debt security with a lower yielding security, adversely affecting the Fund’s yield.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Reverse repurchase agreement risk. Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price or that the other party may default on its obligation, resulting in delays, additional costs or the restriction of proceeds from the sale.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	To Be Announced (TBA) transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. A Fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. The Fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of the Fund’s share price.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The 3-Month USD Libor Index is the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of three months.
■	The Lipper Alternative Credit Focus Funds Index invests in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modelling trying to benefit from any changes in credit quality, credit spreads and market liquidity.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco Unconstrained Bond Fund

Schedule of Investments(a)

October 31, 2014

	Principal Amount	Value
U.S. Treasury Bills–38.98%
0.02%, 11/06/14(b)(c)	$5,500,000	$5,500,000
0.05%, 04/30/15(b)	4,300,000	4,299,097
Total U.S. Treasury Bills (Cost $9,798,996)		9,799,097

Asset-Backed Securities–28.65%
APIDOS CLO XIX (Cayman Islands), Series 2014-19A, Class C, Floating Rate Pass Through Ctfs., 3.52%, 10/17/26(d)(e)	500,000	496,345
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR8, Class AJ, Pass Through Ctfs., 4.75%, 06/11/41	250,000	254,684
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class C, Floating Rate Pass Through Ctfs., 1.55%, 06/15/33(d)(e)	300,000	299,576
Citigroup Mortgage Loan Trust Inc., Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 2.51%, 10/25/35(e)	206,544	204,771
Series 2005-3, Class 2A2A, Floating Rate Pass Through Ctfs., 2.56%, 08/25/35(e)	198,175	198,232
Freddie Mac, Series 2014-DN4, Class M2, Floating Rate STACR® Debt Notes, 2.55%, 10/25/24(e)(f)	600,000	600,000
GMACM Mortgage Loan Trust, Series 2005-AR6, Class 4A1, Floating Rate Pass Through Ctfs., 4.94%, 11/19/35(e)	138,261	133,791
GSAA Home Equity Trust, Series 2005-11, Class 3A5, Floating Rate Pass Through Ctfs., 0.52%, 10/25/35(e)	250,000	226,935
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class AJ, Variable Rate Pass Through Ctfs., 5.57%, 04/15/43(e)	300,000	313,307
Series 2014-C20, Class B, Variable Rate Pass Through Ctfs., 4.40%, 07/15/47(e)	300,000	315,322
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, Floating Rate Pass Through Ctfs., 2.52%, 06/25/35(e)	355,960	338,267
Series 2007-A1, Class 6A1, Floating Rate Pass Through Ctfs., 2.53%, 07/25/35(e)	184,333	183,355
Series 2007-A2, Class 4A2, Floating Rate Pass Through Ctfs., 5.02%, 04/25/37(e)	267,077	246,342
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ, Pass Through Ctfs., 4.84%, 07/15/40	250,000	253,479
Series 2005-C7, Class AJ, Variable Rate Pass Through Ctfs., 5.32%, 11/15/40(e)	250,000	258,102

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 2A1C, Floating Rate Pass Through Ctfs., 2.50%, 12/25/35(e)	$260,000	$252,321
Morgan Stanley Capital I Trust, Series 2005-HQ6, Class AJ, Variable Rate Pass Through Ctfs., 5.07%, 08/13/42(e)	250,000	255,433
Octagon Investment Partners XVI Ltd. (Cayman Islands), Series 2013-1A, Class B1, Floating Rate Pass Through Ctfs., 1.83%, 07/17/25(d)(e)	250,000	237,225
Sudbury Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, Floating Rate Pass Through Ctfs., 2.43%, 01/17/26(d)(e)	500,000	492,700
Symphony CLO XV Ltd. (Cayman Islands), Series 2014-15A, Class C, Floating Rate Pass Through Ctfs., 3.43%, 10/17/26(d)(e)	500,000	485,600
WaMu Mortgage Trust, Series 2006-AR14, Class 1A4, Floating Rate Pass Through Ctfs., 2.02%, 11/25/36(e)	127,045	112,474
Series 2007-HY1, Class 3A1, Floating Rate Pass Through Ctfs., 4.53%, 02/25/37(e)	308,675	284,072
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 5.35%, 08/25/35(e)	201,072	203,692
Series 2005-AR16, Class 4A2, Floating Rate Pass Through Ctfs., 2.61%, 10/25/35(e)	302,602	298,014
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, Floating Rate Pass Through Ctfs., 4.20%, 11/15/47(e)	250,000	257,483
Total Asset-Backed Securities (Cost $7,180,778)		7,201,522

	Shares
Common Stocks–22.51%
Fixed Income Funds–22.51%
Invesco Floating Rate Fund, Class R6 (Cost $5,637,318)(g)	720,060	5,659,672

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–6.23%
Apparel Retail–0.30%
Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(d)	$74,000	76,775

Casinos & Gaming–0.61%
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	69,000	76,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Unconstrained Bond Fund

	Principal Amount	Value
Casinos & Gaming–(continued)
Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/21	$71,000	$76,147
		152,220

Construction Materials–0.25%
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(d)	63,000	63,236

Consumer Finance–0.60%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	63,000	75,600
Navient Corp., Sr. Unsec. Medium-Term Notes, 4.88%, 06/17/19	74,000	75,264
		150,864

Diversified Banks–0.98%
Bank of America Corp., Unsec. Sub. Medium-Term Notes, 4.25%, 10/22/26	125,000	124,531
JPMorgan Chase & Co., Unsec. Sub. Global Notes, 3.88%, 09/10/24	122,000	121,252
		245,783

Health Care Distributors–1.19%
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/19	300,000	299,609

Homebuilding–0.60%
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(d)	71,000	75,615
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	70,000	75,075
		150,690

Investment Banking & Brokerage–0.49%
Morgan Stanley, Series G, Unsec. Sub. Medium-Term Notes, 4.35%, 09/08/26	122,000	122,215

Specialized Finance–0.31%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	73,000	77,198

Tires & Rubber–0.30%
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 8.25%, 08/15/20	69,000	74,865

Trading Companies & Distributors–0.30%
International Lease Finance Corp., Sr. Unsec. Notes, 8.25%, 12/15/20	63,000	76,388

	Principal Amount		Value
Wireless Telecommunication Services–0.30%
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/18(d)		$64,000	$75,440
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,565,336)			1,565,283

Non-U.S. Dollar Denominated Bonds & Notes–2.80%(h)
Diversified Banks–1.95%
Standard Chartered Bank (United Kingdom), Sr. Unsec. Medium-Term Euro Notes, 7.28%, 06/05/19(d)	INR	31,200,000	490,282

Sovereign Debt–0.85%
Mexican Bonos (Mexico), Series M, Unsec. Bonds, 8.00%, 12/07/23	MXN	2,500,000	213,407
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $699,847)			703,689

Municipal Obligations–1.41%
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB, 5.13%, 06/01/47		100,000	74,752
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 2, Ref. RB, 5.38%, 11/15/40(d)		200,000	205,446
Tobacco Settlement Financing Corp.; Series 2007 1A, Asset-Backed RB, 5.00%, 06/01/41		100,000	75,045
Total Municipal Obligations (Cost $347,324)			355,243

	Shares
Money Market Funds–26.66%
Liquid Assets Portfolio, Institutional Class(i)		3,350,604	3,350,604
Premier Portfolio, Institutional Class(i)		3,350,603	3,350,603
Total Money Market Funds (Cost $6,701,207)			6,701,207

Options Purchased–0.02%
(Cost $3,211)(j)			4,196
TOTAL INVESTMENTS–127.26% (Cost $31,934,017)			31,989,909
OTHER ASSETS LESS LIABILITIES–(27.26)%			(6,851,226)
NET ASSETS–100.00%			$25,138,683

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
Gtd.	– Guaranteed
INR	– Indian Rupee
MXN	– Mexican Peso
RB	– Revenue Bonds

Ref.	– Refunding
Sec.	– Secured
Sr.	– Senior
STACR®	– Structured Agency Credit Risk
Sub.	– Subordinated
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Unconstrained Bond Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Notes 1K, 1M and 4.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2014 was $2,998,240, which represented 11.93% of the Fund’s Net Assets.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2014.
(f)	Principal payments are determined by the delinquency and principal payment experience on the STACR® reference pool. Freddie Mac transfers credit risk from the mortgages in the reference pool to credit investors who invest in the STACR® debt notes.
(g)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security at October 31, 2014 represented 22.51% of the Fund’s Net Assets. See Note 5.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.
(j)	The table below details options purchased:

Open Over-The-Counter Foreign Currency Options Purchased — Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Put	Bank of America, N.A.	01/22/15	USD	1.235	EUR	400,000	$4,196

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Unconstrained Bond Fund

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments, at value (Cost $19,595,492)	$19,629,030
Investments in affiliates, at value (Cost $12,338,525)	12,360,879
Total investments, at value (Cost $31,934,017)	31,989,909
Receivable for:
Variation margin — futures contracts	5,753
Dividends and interest	70,125
Fund expenses absorbed	51,002
Forward foreign currency contracts outstanding	23,242
Swap receivables — OTC	10,060
Unrealized appreciation on swap agreements — OTC	7,607
Other assets	2,396
Total assets	32,160,094

Liabilities:
Payable for:
Investments purchased	6,949,794
Variation margin — centrally cleared swap agreements	2,811
Accrued fees to affiliates	1,572
Accrued other operating expenses	56,206
Premiums received on swap agreements — OTC	10,128
Unrealized depreciation on swap agreements — OTC	900
Total liabilities	7,021,411
Net assets applicable to shares outstanding	$25,138,683

Net assets consist of:
Shares of beneficial interest	$25,026,984
Undistributed net investment income	15,011
Net unrealized appreciation	96,688
$25,138,683

Net Assets:
Class A	$12,532,392
Class C	$10,048
Class R	$10,050
Class Y	$12,566,087
Class R5	$10,053
Class R6	$10,053

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,248,056
Class C	1,001
Class R	1,001
Class Y	1,251,257
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$10.04
Maximum offering price per share
(Net asset value of $10.04 ÷ 95.75%)	$10.49
Class C:
Net asset value and offering price per share	$10.04
Class R:
Net asset value and offering price per share	$10.04
Class Y:
Net asset value and offering price per share	$10.04
Class R5:
Net asset value and offering price per share	$10.04
Class R6:
Net asset value and offering price per share	$10.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Unconstrained Bond Fund

Statement of Operations

For the period October 14, 2014 (commencement date) through October 31, 2014

Investment income:
Dividends from affiliates	$12,353
Interest	6,963
Total investment income	19,316

Expenses:
Advisory fees	8,642
Administrative services fees	2,466
Custodian fees	1,183
Distribution fees:
Class A	1,540
Class C	5
Class R	2
Transfer agent fees — A, C, R and Y	25
Registration and filing fees	7,892
Professional services fees	46,031
Other	3,454
Total expenses	71,240
Less: Fees waived and expenses reimbursed	(61,998)
Net expenses	9,242
Net investment income	10,074

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Foreign currencies	(518)
Swap agreements	(771)
(1,289)
Change in net unrealized appreciation of:
Investment securities	55,892
Foreign currencies	141
Forward foreign currency contracts	23,242
Futures contracts	15,139
Swap agreements	2,274
96,688
Net realized and unrealized gain	95,399
Net increase in net assets resulting from operations	$105,473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Unconstrained Bond Fund

Statement of Changes in Net Assets

For the period October 14, 2014 (commencement date) through October 31, 2014

October 14, 2014 (commencement date) through October 31, 2014
Operations:
Net investment income	$10,074
Net realized gain (loss)	(1,289)
Change in net unrealized appreciation	96,688
Net increase in net assets resulting from operations	105,473

Share transactions–net:
Class A	12,480,560
Class C	10,010
Class R	10,010
Class Y	12,512,610
Class R5	10,010
Class R6	10,010
Net increase in net assets resulting from share transactions	25,033,210
Net increase in net assets	25,138,683

Net assets:
Beginning of year	—
End of year (includes undistributed net investment income of $15,011)	$25,138,683

Notes to Financial Statements

October 31, 2014

NOTE 1—Significant Accounting Policies

Invesco Unconstrained Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The Fund commenced operations on October 14, 2014.

The Fund’s investment objective is to provide a positive absolute return over a full market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

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Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

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The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting

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closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period for American style or on expiration date for European style so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (‘uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

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An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Other Risks — The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.70%
Next $3.5 billion	0.65%
Over $4.5 billion	0.55%

For the period October 14, 2014 (commencement date) through October 31, 2014, the effective advisory fees incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco Powershares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective October 14, 2014 (commencement date), the Adviser has contractually agreed, through February 29, 2016, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.03%, 1.78%, 1.28%, 0.78%, 0.78% and 0.78%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the period October 14, 2014 (commencement date) through October 31, 2014, the Adviser waived advisory fees and reimbursed fund level expenses of $61,973 and reimbursed class level expenses of $12 and $13 for Class A and Class Y shares, respectively.

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The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period October 14, 2014 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period October 14, 2014 (commencement date) through October 31, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the period October 14, 2014 (commencement date) through October 31, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period October 14, 2014 (commencement date) through October 31, 2014, IDI advised the Fund that IDI did not retain any front-end sales commissions from the sale of Class A shares or any CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$12,360,879	$—	$—	$12,360,879
U.S. Treasury Securities	—	9,799,097	—	9,799,097
Asset-Backed Securities	—	7,201,522	—	7,201,522
Corporate Debt Securities	—	1,565,283	—	1,565,283
Foreign Debt Securities	—	490,282	—	490,282
Foreign Sovereign Debt Securities	—	213,407	—	213,407
Municipal Obligations	—	355,243	—	355,243
Options Purchased	—	4,196	—	4,196
	12,360,879	19,629,030	—	31,989,909
Forward Foreign Currency Contracts*	—	23,242	—	23,242
Futures Contracts*	15,139	—	—	15,139
Swap Agreements*	—	2,274	—	2,274
Total Investments	$12,376,018	$19,654,546	$—	$32,030,564

*	Unrealized appreciation.

19                         Invesco Unconstrained Bond Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit Risk:
Swap agreements(a)(b)	$4,795	$(4,433)
Currency Risk:
Forward foreign currency contracts(c)	23,242	—
Options purchased(d)	4,196	—
Interest Rate Risk:
Futures contracts(e)	22,310	(7,171)
Market Risk:
Swap agreements(a)	2,812	(900)
Total	$57,355	$(12,504)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.
(d)	Options purchased at value as reported in the Schedule of Investments.
(e)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for October 14, 2014 (commencement date) through October 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations(a)
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$(703)
Market risk	—	—	(68)
Change in Unrealized Appreciation:
Credit risk	—	—	362
Currency risk	—	23,242	—
Interest rate risk	15,139	—	—
Market risk	—	—	1,912
Total	$15,139	$23,242	$1,503

(a)	Options purchased are included in the net realized gain from investment securities and net change in unrealized appreciation on investment securities.

The table below summarizes the average notional value of futures contracts, forward foreign currency contracts, swap agreements and options purchased outstanding during the period.

	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements	Options Purchased
Average notional value	$28,530,781	$1,235,607	$4,950,000	$501,240

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
11/17/14	Citigroup Global Markets Inc.	EUR	432,727	USD	551,199	$542,321	$8,878
11/17/14	Citigroup Global Markets Inc.	JPY	22,214,762	USD	207,650	197,820	9,830
11/17/14	Citigroup Global Markets Inc.	SGD	636,633	USD	500,000	495,466	4,534
Total Forward Foreign Currency Contracts — Currency Risk							$23,242

Currency Abbreviations:

EUR	– Euro
JPY	– Japanese Yen

SGD	– Singapore Dollar
USD	– U.S. Dollar

20                         Invesco Unconstrained Bond Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
90-day Eurodollar	Long	50	December–2015	$12,395,625	$(6,982)
90-day Eurodollar	Short	50	December–2016	(12,271,250)	10,643
U.S. Treasury 2 Year Notes	Short	8	December–2014	(1,756,500)	2,483
U.S. Treasury 5 Year Notes	Short	8	December–2014	(955,437)	5,295
U.S. Treasury 10 Year Notes	Short	8	December–2014	(1,010,875)	3,889
U.S. Treasury 30 Year Notes	Short	1	December–2014	(141,094)	(189)
Total Futures Contracts — Interest Rate Risk					$15,139

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/ Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA)/CME	Markit CDX North America Investment Grade Index– Series 23	Buy	(1.00)%	12/20/19	0.64%	$(2,900,000)	$(47,116)	$(4,433)

Abbreviations:

CME	— Chicago Mercantile Exchange

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
Goldman Sachs International	McKesson Corp.	Buy	(1.00)%	03/20/19	0.20%	$(300,000)	$(10,128)	$4,795

(a)	Implied credit spreads represent the current level as of October 31, 2014, at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Total Return Swap Agreements
Description	Type of Contract	Counterparty	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the S&P U.S. Leveraged Loan Index and pay a floating rate equal to the 3 Month LIBOR.	Long	Goldman Sachs International	5,000	12/20/14	$500,000	$(900)
Receive a return equal to the S&P U.S. Leveraged Loan Index and pay a floating rate equal to the 3 Month LIBOR.	Long	Morgan Stanley & Co. International PLC	12,500	12/20/14	1,250,000	2,812
Total – Total Return Swap Agreements — Market Risk						$1,912

Abbreviations:

LIBOR	— London Interbank Offered Rate

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

21                         Invesco Unconstrained Bond Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of October 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.(a)	$23,242	$—	$23,242	$—	$—	$23,242
Goldman Sachs International(b)	14,923	(10,128)	4,795	—	—	4,795
Morgan Stanley & Co. International PLC(b)	2,812	(61)	2,751	—	—	2,751
Total	$40,977	$(10,189)	$30,788	$—	$—	$30,788

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in Statement of Assets & Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Credit Suisse Securities (USA)(c)	$51,549	$—	$51,549	$(45,000)	$—	$6,549
Goldman Sachs International(b)	11,035	(10,128)	907	—	—	907
Morgan Stanley & Co. International PLC(b)	61	(61)	—	—	—	—
Total	$62,645	$(10,189)	$52,456	$(45,000)	$—	$7,456

(a)	Forward foreign currency contracts Counterparty.
(b)	Swap agreements — OTC Counterparty.
(c)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation).

NOTE 5—Investments in Other Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earning from, investments in Invesco Floating Rate Fund for the period October 14, 2014 (commencement date) through October 31, 2014.

	Value 10/14/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 10/31/14	Dividend Income
Invesco Floating Rate Fund	$—	$5,637,318	$—	$22,354	$—	$5,659,672	$12,209

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

22                         Invesco Unconstrained Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period October 14, 2014 (commencement date) through October 31, 2014:

There were no ordinary income or capital gain distributions during the period October 14, 2014 (commencement date) through October 31, 2014.

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$29,335
Undistributed long-term gain	20,899
Net unrealized appreciation — investments	55,501
Net unrealized appreciation — other investments	6,949
Temporary book/tax differences	(985)
Shares of beneficial interest	25,026,984
Total net assets	$25,138,683

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to bond premiums and foreign currency transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Fund does not have a capital loss carryforward as of October 31, 2014.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period October 14, 2014 (commencement date) through October 31, 2014 was $15,430,273 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$64,388
Aggregate unrealized (depreciation) of investment securities	(8,887)
Net unrealized appreciation of investment securities	$55,501

Cost of investments for tax purposes is $31,934,408.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of stock issuance cost, swap income and foreign currency transactions on October 31, 2014, undistributed net investment income was increased by $4,937, undistributed net realized gain (loss) was increased by $1,289 and shares of beneficial interest was decreased by $6,226. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	October 14, 2014 (commencement date) through October 31, 2014(a)
	Shares	Amount
Sold:
Class A	1,248,056	$12,480,560
Class C	1,001	10,010
Class R	1,001	10,010
Class Y	1,251,257	12,512,610
Class R5	1,001	10,010
Class R6	1,001	10,010
Net increase in share activity	2,503,317	$25,033,210

(a)	100% of the outstanding shares of the Fund are owned by the Adviser.

23                         Invesco Unconstrained Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/14(d)	$10.00	$0.00	$0.04	$0.04	$10.04	0.40%	$12,532	0.87	%(e)(f)	5.89	%(e)	0.69	%(e)	0%
Class C
Year ended 10/31/14(d)	10.00	(0.00)	0.04	0.04	10.04	0.40	10	1.62	(e)(f)	6.64	(e)	(0.06	)(e)	0
Class R
Year ended 10/31/14(d)	10.00	0.00	0.04	0.04	10.04	0.40	10	1.12	(e)(f)	6.14	(e)	0.44	(e)	0
Class Y
Year ended 10/31/14(d)	10.00	0.00	0.04	0.04	10.04	0.40	12,566	0.62	(e)(f)	5.64	(e)	0.94	(e)	0
Class R5
Year ended 10/31/14(d)	10.00	0.00	0.04	0.04	10.04	0.40	10	0.62	(e)(f)	5.74	(e)	0.94	(e)	0
Class R6
Year ended 10/31/14(d)	10.00	0.00	0.04	0.04	10.04	0.40	10	0.62	(e)(f)	5.74	(e)	0.94	(e)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of October 14, 2014.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $12,491, $10, $10, $12,504, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.
(f)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.10% for the period October 14, 2014 (commencement date) through October 31, 2014.

24                         Invesco Unconstrained Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Unconstrained Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Unconstrained Bond Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period October 14, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 29, 2014

Houston, Texas

25                         Invesco Unconstrained Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value and expenses in the example below are based on an investment of $1,000 invested as of the close of business on October 14, 2014 (commencement date) and held through October 31, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Because the actual ending account value and expense information in the example is not based upon a six month period, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (10/14/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/14)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/14)	Expenses Paid During Period[3]
A	$1,000.00	$1,004.00	$4.21	$1,020.80	$4.45	0.87%
C	1,000.00	1,004.00	8.20	1,017.02	8.26	1.62
R	1,000.00	1,004.00	5.68	1,019.54	5.72	1.12
Y	1,000.00	1,004.00	3.15	1,022.06	3.18	0.62
R5	1,000.00	1,004.00	3.15	1,022.06	3.18	0.62
R6	1,000.00	1,004.00	3.15	1,022.06	3.18	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 14, 2014 (commencement date) through October 31, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 18 (as of close of business on October 14, 2014 (commencement date) through October 31, 2014)/365. Because the Fund has not been in existence for a full six-month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six-month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six-month period.

26                         Invesco Unconstrained Bond Fund

Initial Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940, as amended, to approve the Invesco Unconstrained Bond Fund (the Fund) investment advisory agreements before the Fund can commence operations. During meetings held on September 16-17, 2014, the Board as a whole and the disinterested or “independent” Trustees voting separately approved (i) an amendment to the Company’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add the Fund, and (ii) (a) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, and (b) an amendment to the Sub-Advisory Contract with Invesco PowerShares Capital Management LLC to add the Fund (the sub-advisers, the Affiliated Sub-Advisers; and the contracts, the sub-advisory contracts). In doing so, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process as well as the information provided with respect to the Fund. The Board (i) determined that the investment advisory agreement and sub-advisory contracts are in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s agreements is fair and reasonable and (ii) approved submission of the agreements to the initial shareholder of the Fund.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the funds advised by Invesco Advisers (the Invesco Funds). The Fund will be assigned to one of the Sub-Committees. The Sub-Committees meet throughout the year to review the performance, fees, expenses and other matters related to their assigned Invesco Funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board was assisted in its review by the Senior Officer, an independent officer of the Invesco Funds, and by independent legal counsel. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the existing relationship between Invesco Advisers and the Invesco Funds, as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers are appropriate.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who may provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance

The Board did not consider the performance of the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board considered the proposed advisory fee schedule of the Fund and the proposed fee waivers and expense limitations that will be in place for the Fund through October 31, 2015. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees will have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.

The Board also considered comparative advisory fee data provided by Invesco Advisers with respect to comparable registered funds managed by third-party advisers. The Board noted that the advisory fee is at or below the Lipper Alternative Credit Focus Funds classification median fee at all break points and that the advisory fee is below the fee of one key competitor identified by Invesco Advisers and above the fee of four key competitors identified by Invesco Advisers. The Board noted that Invesco Advisers advises one other mutual fund with investment strategies similar to those of the Fund.

Based upon the information provided and considerations described above, the Board concluded that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers is fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund would benefit from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of

27                         Invesco Unconstrained Bond Fund

all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board considered information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the Fund’s investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does is not expected to execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least October 31, 2015, the advisory fees payable by the Fund with respect to such investments. This waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers or its affiliates receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral from securities lending arrangements.

The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

28                         Invesco Unconstrained Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	144	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.
[3]	Mr. Whalen is retiring effective December 31, 2014. He has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and the Invesco closed-end funds.

T-1                         Invesco Unconstrained Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	1987	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	144	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Unconstrained Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust; and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Unconstrained Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	2004

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Unconstrained Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	UCB-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$892,000	N/A	$473,785	N/A
Audit-Related Fees(2)	$0	0%	$15,485	0%
Tax Fees(3)	$298,893	0%	$145,748	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$1,190,893	0%	$635,018	0%

(g) PWC billed the Registrant aggregate non-audit fees of $298,893 for the fiscal year ended 2014, and $161,233 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end 2013 include fees billed for agreed upon procedures related to regulatory filings.
(3)	Tax fees for the fiscal year end 2014 include fees billed for reviewing tax returns. Tax fees for the fiscal year end 2013 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $2,939,346 for the fiscal year ended 2014, and $1,248,475 for the fiscal year ended 2013, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of November 21, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 21, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 9, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 9, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 9, 2015

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.